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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

______________________________________________

PACE® Select Advisors Trust

______________________________________________________________________________

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

______________________________________________________________________________

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: July 31

Date of reporting period: January 31, 2021

Item 1. Reports to Stockholders.

[Insert edgarized SHAREHOLDER Report here]

(a)	Copy of the report transmitted to shareholders:

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

PACE® Select Advisors Trust

Semiannual Report | January 31, 2021

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS Government Money Market Investments Fund offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

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Introduction

March 12, 2021

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six months ended January 31, 2021 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

A global recession and a bounce back

The COVID-19 pandemic as well as governments' various responses drove the global economy during the reporting period, as governments around the world instituted lockdowns in an attempt to stem the spread of the virus. In the US, the full impact of the pandemic was felt in the second quarter of 2020, as gross domestic product ("GDP") was -31.4% as compared to the previous quarter—the steepest decline on record. With large portions of the economy reopening, third quarter GDP growth was 33.4%, the largest increase on record. Finally, the Commerce Department's initial estimate for fourth quarter 2020 annualized GDP growth was 4.0%.

Amid the fallout from COVID-19, the US Federal Reserve Board (the "Fed") took a number of aggressive actions to support the economy and maintain the proper functioning of the financial markets. Looking back, the Fed lowered interest rates twice in March 2020, to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Finally, at its meeting in September, Fed officials projected that rates could stay anchored near zero through 2023. Central banks outside the US, including the European Central Bank, the Bank of England and the Bank of Japan also maintained highly accommodative monetary policies during the reporting period.

From a global perspective, in its January 2021 World Economic Outlook (WEO) Update, the International Monetary Fund ("IMF") said, "Multiple vaccine approvals and the launch of vaccination in some countries in December have raised hopes of an eventual end to the pandemic. Moreover, economic data released after the October 2020 WEO forecast suggest stronger-than-projected momentum on average across regions in the second half of 2020. Despite the high and rising human toll of the pandemic, economic activity appears to be adapting to subdued contact-intensive activity with the passage of time." From a regional perspective, the IMF projects that 2021 GDP growth in the eurozone, UK and Japan will be 4.2%, 4.5% and 3.1%, respectively. For comparison purposes, the GDP of these economies were forecast to be -7.2%, -10.0% and -5.1%, respectively, in 2020.

Global equities post robust results

Despite the initial impact from the pandemic and a surge in new strains and virus cases late in the reporting period, the global equity market produced outstanding results during the six-months ended January 31, 2021. US stocks initially moved higher, but then experienced a setback in September and October, partially driven by uncertainties surrounding the November presidential election. A similar dynamic also played out in stock markets overseas. However, global equities then sharply rallied over the last two months of the year, and then posted mixed results in January 2021. This turnaround occurred given the aggressive actions by global central banks and news of several effective COVID-19 vaccines, the resolution of the US election and the long-awaited Brexit agreement. For the six-months ended January 31, 2021, the S&P 500 Index1 gained 14.47%. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 returned 17.58% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 gained 24.07%.

Riskier fixed income securities outperform

The overall global fixed income market experienced periods of volatility amid periods of both investor risk aversion and risk appetite. In the US, long-term Treasury yields moved higher (bond yields and prices move in the opposite direction). For the six months ended January 31, 2021, the yield on the US 10-year Treasury rose from 0.55% to

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

1.11%. Government bond yields outside the US generally edged higher over the period. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned -0.91% during the reporting period as a whole. Investors who took on more risk were rewarded with better results. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned 6.74%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 2.79% during the reporting period.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 6-month period ended January 31, 2021. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Government Money Market Investments Fund

Performance

The seven-day current yield for the Fund as of January 31, 2021 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 7. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's Comments

The US Federal Reserve Board (the "Fed") took a number of aggressive actions to support the economy and maintain the proper functioning of the financial markets. Looking back, the Fed lowered interest rates twice in March 2020, to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Finally, at its meeting in September, the Fed's dot plot indicated that rates could stay anchored near zero through 2023.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 53 days. This was 56 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We substantially reduced the Portfolio's exposures to US government agency obligations and, to a modest extent, pared its allocation to repurchase agreements. Meanwhile, we substantially increased its position in US Treasury obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2021 (unaudited)

Yields and characteristics
Seven-Day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-Day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-Day current yield before fee waivers and/or expense reimbursements[1]	(0.55)
Seven-Day effective yield before fee waivers and/or expense reimbursements[1]	(0.55)
Weighted average maturity[2]	56 days
Portfolio composition[3]
U.S. government agency obligations	43.2%
U.S. Treasury obligations	42.4
Repurchase agreements	14.7
Liabilities in excess of other assets	(0.3)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund, and you should not expect that the portfolio's sponsor will provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
U.S. government agency obligations—43.2%
Federal Farm Credit Bank 0.090%, due 08/18/21[1]	$3,000,000	$2,998,515
SOFR + 0.050%, 0.090%, due 11/21/22[2]	750,000	750,000
0.100%, due 10/08/21	2,000,000	1,999,636
SOFR + 0.060%, 0.100%, due 01/20/23[2]	500,000	500,000
0.110%, due 06/30/21[1]	4,000,000	3,998,179
0.120%, due 03/16/21[1]	1,000,000	999,857
0.120%, due 05/20/21[1]	3,000,000	2,998,920
0.150%, due 03/02/21[1]	1,750,000	1,749,789
0.150%, due 05/26/21	1,000,000	999,978
SOFR + 0.110%, 0.150%, due 05/18/21[2]	2,000,000	2,000,000
0.180%, due 07/13/21	1,000,000	1,000,000
Federal Home Loan Bank
SOFR + 0.015%, 0.055%, due 06/15/21[2]	2,000,000	2,000,000
SOFR + 0.015%, 0.055%, due 07/20/21[2]	2,000,000	2,000,000
SOFR + 0.015%, 0.055%, due 08/27/21[2]	1,500,000	1,500,000
SOFR + 0.020%, 0.060%, due 08/23/21[2]	3,000,000	3,000,000
0.071%, due 02/03/21[1]	7,000,000	6,999,972
0.075%, due 02/26/21[1]	3,000,000	2,999,844
0.080%, due 03/10/21[1]	4,000,000	3,999,671
0.080%, due 03/15/21[1]	3,000,000	2,999,720
0.087%, due 02/19/21[1]	3,000,000	2,999,869
0.088%, due 02/24/21[1]	3,000,000	2,999,831
0.089%, due 03/24/21[1]	3,500,000	3,499,559
0.090%, due 06/18/21[1]	1,000,000	999,657
SOFR + 0.050%, 0.090%, due 05/26/21[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.030%, 0.096%, due 02/12/21[2]	1,500,000	1,500,000
SOFR + 0.060%, 0.100%, due 12/15/22[2]	1,000,000	1,000,000
0.104%, due 05/14/21[1]	1,500,000	1,499,558
0.109%, due 03/24/21[1]	2,000,000	1,999,691
0.113%, due 02/26/21[1]	1,000,000	999,922
0.115%, due 07/16/21	2,000,000	1,999,944
0.120%, due 03/12/21[1]	6,000,000	5,999,220
0.120%, due 03/17/21[1]	5,000,000	4,999,267
0.125%, due 08/16/21	3,000,000	2,999,813
SOFR + 0.090%, 0.130%, due 08/19/22[2]	1,000,000	1,000,000
0.160%, due 02/16/21	1,000,000	999,998
0.160%, due 04/05/21	2,000,000	1,999,957
0.185%, due 05/26/21[1]	1,500,000	1,499,121
0.185%, due 06/24/21[1]	1,500,000	1,498,898
SOFR + 0.150%, 0.190%, due 11/15/21[2]	2,500,000	2,500,000
SOFR + 0.230%, 0.270%, due 04/13/21[2]	6,500,000	6,500,000
SOFR + 0.240%, 0.280%, due 04/07/21[2]	4,000,000	4,000,072
	Face amount	Value
U.S. government agency obligations—(concluded)
Federal Home Loan Mortgage Corp.
SOFR + 0.025%, 0.065%, due 02/26/21[2]	$2,600,000	$2,600,000
SOFR + 0.050%, 0.090%, due 03/05/21[2]	3,000,000	3,000,000
SOFR + 0.095%, 0.135%, due 08/19/22[2]	2,000,000	2,000,000
SOFR + 0.100%, 0.140%, due 07/29/22[2]	3,000,000	3,000,000
SOFR + 0.190%, 0.230%, due 05/11/22[2]	2,000,000	2,000,000
Federal National Mortgage Association
SOFR + 0.130%, 0.170%, due 06/11/21[2]	2,000,000	2,000,036
SOFR + 0.180%, 0.220%, due 05/13/22[2]	2,000,000	2,000,000
SOFR + 0.200%, 0.240%, due 06/15/22[2]	2,500,000	2,500,000
Total U.S. government agency obligations (cost—$120,088,494)		120,088,494
U.S. Treasury obligations—42.4%
U.S. Cash Management Bill 0.087%, due 05/11/21[1]	2,000,000	1,999,530
0.089%, due 06/15/21[1]	2,000,000	1,999,345
0.090%, due 05/04/21[1]	2,000,000	1,999,553
0.091%, due 05/04/21[1]	3,000,000	2,999,310
0.091%, due 05/18/21[1]	3,000,000	2,999,205
0.091%, due 05/25/21[1]	3,000,000	2,999,153
0.091%, due 06/08/21[1]	2,000,000	1,999,365
0.091%, due 06/22/21[1]	2,000,000	1,999,295
0.096%, due 04/20/21[1]	2,000,000	1,999,619
0.096%, due 06/01/21[1]	3,000,000	2,999,050
0.101%, due 04/20/21[1]	3,000,000	2,999,350
0.107%, due 04/06/21[1]	2,000,000	1,999,627
0.113%, due 03/30/21[1]	3,000,000	2,999,470
U.S. Treasury Bills 0.081%, due 04/29/21[1]	2,000,000	1,999,613
0.084%, due 07/29/21[1]	2,500,000	2,499,005
0.086%, due 06/17/21[1]	3,000,000	2,999,037
0.086%, due 07/29/21[1]	2,000,000	1,999,159
0.089%, due 03/09/21[1]	2,000,000	1,999,835
0.089%, due 04/15/21[1]	3,000,000	2,999,480
0.089%, due 04/22/21[1]	3,000,000	2,999,433
0.089%, due 04/01/21[1]	3,000,000	2,999,567
0.089%, due 04/08/21[1]	2,000,000	1,999,677
0.089%, due 07/08/21[1]	2,000,000	1,999,232
0.091%, due 04/22/21[1]	3,000,000	2,999,400
0.092%, due 03/09/21[1]	3,000,000	2,999,728
0.092%, due 03/25/21[1]	3,000,000	2,999,608
0.092%, due 04/15/21[1]	2,000,000	1,999,633
0.092%, due 07/15/21[1]	2,000,000	1,999,175
0.094%, due 07/22/21[1]	3,000,000	2,998,675
0.096%, due 05/20/21[1]	3,000,000	2,999,212
0.096%, due 03/18/21[1]	3,000,000	2,999,644
0.099%, due 02/23/21[1]	3,000,000	2,999,821

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
U.S. Treasury obligations—(concluded)
0.100%, due 02/09/21[1]	$3,000,000	$2,999,935
0.100%, due 05/06/21[1]	2,000,000	1,999,564
0.101%, due 05/20/21[1]	2,000,000	1,999,400
0.102%, due 02/09/21[1]	2,000,000	1,999,955
0.102%, due 02/25/21[1]	2,000,000	1,999,866
0.104%, due 05/13/21[1]	2,000,000	1,999,495
0.106%, due 03/23/21[1]	3,000,000	2,999,644
0.107%, due 03/04/21[1]	3,000,000	2,999,729
0.109%, due 04/22/21[1]	2,000,000	1,999,524
0.110%, due 05/06/21[1]	2,000,000	1,999,433
0.112%, due 05/13/21[1]	3,000,000	2,999,074
0.112%, due 02/02/21[1]	2,000,000	1,999,994
0.113%, due 02/02/21[1]	2,000,000	1,999,994
0.119%, due 03/23/21[1]	2,000,000	1,999,675
0.121%, due 02/18/21[1]	2,000,000	1,999,888
U.S. Treasury Notes
3 mo.Treasury money market yield + 0.220%, 0.300%, due 07/31/21[2]	2,000,000	1,999,571
3 mo.Treasury money market yield + 0.300%, 0.380%, due 10/31/21[2]	500,000	500,218
Total U.S. Treasury obligations (cost—$117,975,765)		117,975,765
	Face amount	Value
Repurchase agreements—14.7%
Repurchase agreement dated 01/29/21 with Fixed Income Clearing Corp., 0.040% due 02/01/21, collateralized by $261,500 U.S. Treasury Note, 0.125% due 12/15/23; (value—$261,152); proceeds: $256,001	$256,000	$256,000
Repurchase agreement dated 01/29/21 with Goldman Sachs & Co., 0.060% due 02/01/21, collateralized by $43,644,320 U.S. Treasury Bonds STRIPs, zero coupon due 08/15/27; (value—$41,412,000); proceeds: $40,600,203	40,600,000	40,600,000
Total repurchase agreements (cost—$40,856,000)		40,856,000
Total investments (cost—$278,920,259 which approximates cost for federal income tax purposes)—100.3%		278,920,259
Liabilities in excess of other assets—(0.3)%		(804,500)
Net assets—100.0%		$278,115,759

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$120,088,494	$—	$120,088,494
U.S. Treasury obligations	—	117,975,765	—	117,975,765
Repurchase agreements	—	40,856,000	—	40,856,000
Total	$—	$278,920,259	$—	$278,920,259

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 1.80% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 0.25%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. An overall underweight to US duration added to relative performance as Treasury yields rose across the curve. An overweight to agency mortgage-backed securities (MBS) added to results as the sector outperformed like-duration Treasurys over the period. Additionally, relative value positioning within agency MBS, including a focus on Federal Reserve supported coupons, was beneficial for returns. An allocation to senior securitized credit contributed to performance, as these securities remained well-supported by strong fundamentals and limited supply. Additionally, exposure to commercial mortgage-backed securities (CMBS) and select collateralized mortgage obligations (CLOs) added to returns. There were no meaningful detractors from relative performance during the reporting period.

Overall, derivative usage was positive during the period. The use of interest rate swaps to reduce long-end US interest rate exposure contributed to results, as swap rates underperformed relative to Treasury rates. The Fund used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps modestly detracted from performance due to premium payments made. Total return swaps used to replicate broad exposure to interest-only agency mortgages, while limiting idiosyncratic risk of owning individual bonds, was neutral for performance. The use of government futures to adjust interest rate exposures and replicate government bond positions was neutral for returns.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.59%	5.39%	3.06%	2.83%
Class Y2	1.72	5.66	3.30	3.08
Class P3	1.80	5.66	3.31	3.08
After deducting maximum sales charge
Class A1	(2.23)	1.42	2.27	2.43
Bloomberg Barclays US Mortgage-Backed Securities Index[4]	0.25	3.23	2.81	3.01
Lipper US Mortgage Funds median	1.33	3.09	2.90	2.86

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.65%	5.49%	3.20%	2.81%
Class Y3	1.78	5.75	3.48	3.07
Class P4	1.78	5.75	3.46	3.07
After deducting maximum sales charge
Class A1	(2.19)	1.50	2.42	2.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.36% and 1.20%; Class Y—1.23% and 0.97%; and Class P—1.18% and 0.95% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Characteristics
Weighted average duration	2.26 yrs.
Weighted average maturity	2.84 yrs.
Average coupon	2.98%
Top ten holdings (long holdings)	Percentage of net assets
UMBS TBA, 2.000%	29.3%
UMBS TBA, 2.500%	17.2
GNMA II TBA, 3.000%	9.2
UMBS TBA, 3.000%	9.0
FHLMC, 3.500% due 05/01/50	5.1
UMBS TBA, 3.500%	5.0
GNMA II TBA, 2.500%	4.4
GNMA II TBA, 4.000%	4.1
GNMA II TBA, 2.000%	3.0
FHLMC, 2.000% due 02/01/36	2.6
Total	88.9%
Asset allocation	Percentage of net assets
U.S. government agency obligations	158.8%
Mortgage-backed securities	20.8
Asset-backed securities	14.2
Short-term investments	0.8
Short-term U.S. Treasury obligations	0.6
Options and swaptions purchased	0.1
Investments sold short	(26.3)
Cash equivalents and liabilities in excess of other assets	(69.0)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
Asset-backed securities—14.2%
Ameriquest Mortgage Securities, Inc., Pass-Through Certificates, Series 2005-R1, Class M4, 1 mo. USD LIBOR + 1.110%, 1.240%, due 03/25/35[1]	$200,000	$199,691
Series 2005-R11, Class M1, 1 mo. USD LIBOR + 0.675%, 0.805%, due 01/25/36[1]	62,408	62,384
AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3 mo. USD LIBOR + 0.980%, 1.214%, due 04/14/29[1,2,3]	2,700,000	2,700,275
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD LIBOR + 1.000%, 1.130%, due 10/25/34[1]	138,552	137,647
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 1.200%, 1.330%, due 08/25/34[1]	4,587,913	4,577,214
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, 3 mo. USD LIBOR + 1.250%, 1.474%, due 01/20/29[1,2]	2,000,000	2,000,446
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD LIBOR + 0.640%, 0.770%, due 08/25/32[1]	125,924	120,089
Series 2002-4, Class 2A1, 1 mo. USD LIBOR + 0.740%, 0.870%, due 10/25/32[1]	9,131	9,064
CIFC Funding Ltd., Series 2015-5A, Class A1R, 3 mo. USD LIBOR + 0.860%, 1.078%, due 10/25/27[1,2]	837,613	837,814
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1 mo. USD LIBOR + 1.350%, 1.480%, due 10/25/37[1,2]	771,800	775,436
Colombia Cent CLO Ltd., Series 2018-27A, Class A1, 3 mo. USD LIBOR + 1.150%, 1.368%, due 10/25/28[1,2]	1,692,734	1,693,140
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4, 1 mo. USD LIBOR + 0.500%, 0.630%, due 07/25/34[1]	79,321	76,166
Series 2004-6, Class M1, 1 mo. USD LIBOR + 0.900%, 1.030%, due 10/25/34[1]	94,238	90,005
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD LIBOR + 0.720%, 0.850%, due 07/25/34[1]	100,058	98,739
	Face amount	Value
Asset-backed securities—(continued)
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 3 mo. USD LIBOR + 0.900%, 1.141%, due 10/15/27[1,2]	$2,436,653	$2,437,162
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. LIBOR + 1.500%, 1.630%, due 08/25/40[1,2]	72,222	72,544
Equifirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD LIBOR + 0.170%, 0.300%, due 04/25/37[1,2]	1,796,415	1,696,323
Figueroa CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 1.141%, due 01/15/27[1,2]	31,360	31,366
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1, 1 mo. USD LIBOR + 0.675%, 0.805%, due 06/25/36[1]	39,770	39,722
Gallatin CLO VIII Ltd., Series 2017-1A, Class A, 3 mo. USD LIBOR + 1.300%, 1.541%, due 07/15/27[1,2]	1,834,923	1,835,305
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 1.143%, due 04/20/27[1,2]	1,388,978	1,389,288
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1, 1 mo. USD LIBOR + 0.270%, 0.400%, due 05/25/36[1]	152,046	151,652
KGS Alpha SBA, Series 2012-5, Class A, IO, 1.010%, due 04/25/38[2,4,5,6]	13,473,942	389,481
KVK CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 1.134%, due 01/14/28[1,2]	1,655,629	1,655,970
LCM XX LP, Series 20A, Class AR, 3 mo. USD LIBOR + 1.040%, 1.264%, due 10/20/27[1,2]	221,921	221,971
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1,
3.438%, due 05/25/59[2,7]	329,444	330,821
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3, 1 mo. USD LIBOR + 0.765%, 0.895%, due 07/25/35[1]	61,866	62,942
Mountain View CLO XIV Ltd., Series 2019-1A, Class A1, 3 mo. USD LIBOR + 1.490%, 1.731%, due 04/15/29[1,2]	3,000,000	3,000,624

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3 mo. USD LIBOR + 0.850%, 1.091%, due 07/15/27[1,2]	$281,253	$281,312
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 0.180%, 0.310%, due 04/25/37[1]	58,833	40,504
OZLM XIII Ltd., Series 2015-13A, Class A1R, 3 mo. USD LIBOR + 1.080%, 1.285%, due 07/30/27[1,2]	464,471	464,475
Palmer Square Loan Funding Ltd., Series 2018-4A, Class A1, 3 mo. USD LIBOR + 0.900%, 1.121%, due 11/15/26[1,2]	267,995	268,008
Park Place Securities, Inc., Pass-Through Certificates, Series 2005-WHQ3, Class M4, 1 mo. USD LIBOR + 0.945%, 1.075%, due 06/25/35[1]	197,042	196,606
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 0.760%, due 12/25/35[1]	359,003	356,746
Recette CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 1.144%, due 10/20/27[1,2]	1,444,711	1,445,034
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD LIBOR + 0.880%, 1.010%, due 08/25/33[1]	126,532	123,335
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD LIBOR + 0.750%, 0.880%, due 11/25/35[1]	2,100,000	2,057,816
Sound Point CLO XII Ltd., Series 2016-2A, Class AR2, 3 mo. USD LIBOR + 1.050%, 1.274%, due 10/20/28[1,2,3]	1,400,000	1,400,155
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 3 mo. USD LIBOR + 0.990%, 1.208%, due 01/23/29[1,2,3]	1,000,000	1,000,108
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD LIBOR + 0.200%, 0.330%, due 06/25/37[1]	334,240	272,325
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD LIBOR + 0.135%, 0.265%, due 07/25/36[1,2]	153,176	149,766
	Face amount	Value
Asset-backed securities—(concluded)
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD LIBOR + 0.690%, 0.820%, due 09/25/35[1]	$1,561,821	$1,530,985
Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3 mo. USD LIBOR + 0.950%, 1.184%, due 07/14/26[1,2]	537,961	538,072
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.121%, due 04/15/28[1,2]	441,763	441,855
Telos CLO Ltd., Series 2014-5A, Class A1R, 3 mo. USD LIBOR + 0.950%, 1.173%, due 04/17/28[1,2]	2,339,756	2,340,271
Tralee CLO III Ltd., Series 2014-3A, Class AR, 3 mo. USD LIBOR + 1.030%, 1.254%, due 10/20/27[1,2]	2,604,095	2,604,675
Tralee CLO V Ltd., Series 2018-5A, Class A1, 3 mo. USD LIBOR + 1.110%, 1.334%, due 10/20/28[1,2]	1,095,228	1,095,472
Venture CLO 35 Ltd., Series 2018-35A, Class AS, 3 mo. USD LIBOR + 1.650%, 1.872%, due 10/22/31[1,2]	1,000,000	1,001,171
Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.121%, due 07/15/27[1,2]	707,016	707,164
Zais CLO 1 Ltd., Series 2014-1A, Class A1AR, 3 mo. USD LIBOR + 1.150%, 1.391%, due 04/15/28[1,2]	746,205	746,361
Total asset-backed securities (cost—$44,906,688)		45,755,497
Mortgage-backed securities—20.8%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21,
3.075%, due 11/25/35[4]	422,299	368,141
AREIT Trust, Series 2018-CRE2, Class A,
1 mo. USD LIBOR + 0.980%, 1.107%, due 11/14/35[1,2]	823,620	822,594
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 3.713%, due 03/26/37[2,4]	85,936	75,236
Series 2011-R11, Class 8A5, 0.552%, due 07/26/36[2,4]	27,925	27,814
Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[2,4]	243,729	200,561
Series 2013-RR5, Class 5A1, 12 mo. MTA + 0.840%, 1.461%, due 11/26/46[1,2]	57,838	58,487

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Bear Stearns ARM Trust,
Series 2002-011, Class 1A2, 2.824%, due 02/25/33[4]	$2,486	$2,278
Series 2004-002, Class 12A2, 3.302%, due 05/25/34[4]	30,629	28,832
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[7]	373,311	389,933
Series 2004-AC3, Class A2, 6.000%, due 06/25/34[7]	550,490	567,683
BX Commercial Mortgage Trust, Series 2018-IND, Class A, 1 mo. USD LIBOR + 0.750%, 0.876%, due 11/15/35[1,2]	2,618,905	2,622,192
Series 2018-IND, Class D, 1 mo. USD LIBOR + 1.300%, 1.426%, due 11/15/35[1,2]	5,600,000	5,607,016
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1, Class A1, 1 mo. USD LIBOR + 0.280%, 0.410%, due 01/25/35[1,2]	33,625	33,965
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 3.514%, due 05/19/33[4]	3,336	3,181
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	26,704	15,936
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/36[2]	3,200,000	3,497,227
CSMC Trust, Series 2013-MH1, Class A, 4.788%, due 05/27/53[2,4]	1,000,950	1,124,044
FHLMC Multifamily Structured Pass-Through Certificates, Series K014, Class X1, IO, 1.193%, due 04/25/21[4]	3,084,958	2,665
Series K027, Class X1, IO, 0.737%, due 01/25/23[4]	6,167,643	69,971
Series KAIV, Class X1, IO, 1.133%, due 06/25/21[4]	2,483,238	1,565
Series KF05, Class A, 1 mo. USD LIBOR + 0.350%, 0.494%, due 09/25/21[1]	34,760	34,769
Series KF06, Class A, 1 mo. USD LIBOR + 0.330%, 0.474%, due 11/25/21[1]	164,194	163,973
Series KP05, Class AH, 3.254%, due 04/25/23[4]	788,963	804,669
FHLMC REMIC, Series 0013, Class B, IO, 7.000%, due 06/25/23	9,565	514
Series 1349, Class PS, 7.500%, due 08/15/22	123	127
Series 1502, Class PX, 7.000%, due 04/15/23	32,152	33,660
	Face amount	Value
Mortgage-backed securities—(continued)
Series 1534, Class Z, 5.000%, due 06/15/23	$12,337	$12,705
Series 1573, Class PZ, 7.000%, due 09/15/23	4,175	4,424
Series 1658, Class GZ, 7.000%, due 01/15/24	2,396	2,551
Series 1694, Class Z, 6.500%, due 03/15/24	28,475	30,503
Series 1775, Class Z, 8.500%, due 03/15/25	1,169	1,316
Series 2136, Class GD, IO, 7.000%, due 03/15/29	1,737	267
Series 2178, Class PI, IO, 7.500%, due 08/15/29	9,674	1,794
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 0.627%, due 01/15/32[1]	69,296	69,477
Series 2411, Class FJ, 1 mo. USD LIBOR + 0.350%, 0.477%, due 12/15/29[1]	10,673	10,667
Series 2614, Class WO, PO, 0.010%, due 05/15/33	640,426	585,261
Series 3096, Class FL, 1 mo. USD LIBOR + 0.400%, 0.527%, due 01/15/36[1]	100,571	100,602
Series 3114, Class PF, 1 mo. USD LIBOR + 0.400%, 0.527%, due 02/15/36[1]	531,487	536,419
Series 3153, Class UF, 1 mo. USD LIBOR + 0.430%, 0.557%, due 05/15/36[1]	122,790	124,045
Series 3339, Class LI, IO, 1 mo. USD LIBOR + 6.480%, 6.354%, due 07/15/37[1]	608,478	103,854
Series 3442, Class MT, 1 mo. USD LIBOR, 0.127%, due 07/15/34[1]	53,207	50,554
Series 3598, Class JI, IO, 2.241%, due 10/15/37[4]	26,818	1,100
Series 3609, Class LI, IO, 4.500%, due 12/15/24	280	2
Series 3621, Class WI, IO, 2.186%, due 05/15/37[4]	52,071	2,371
Series 3635, Class IB, IO, 1.697%, due 10/15/37[4]	98,901	4,020
Series 3667, Class FW, 1 mo. USD LIBOR + 0.550%, 0.677%, due 02/15/38[1]	35,399	35,089
Series 3671, Class FQ, 1 mo. USD LIBOR + 0.850%, 0.977%, due 12/15/36[1]	828,617	848,657
Series 3684, Class JI, IO, 2.520%, due 11/15/36[4]	236,918	14,049
Series 3838, Class LI, IO, 4.500%, due 04/15/22	3,458	45

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 3864, Class NT, 1 mo. USD LIBOR + 60.500%, 5.500%, due 03/15/39[1]	$402,430	$449,438
Series 3962, Class KS, IO, 2.501%, due 06/15/38[4]	185,512	12,277
Series 4037, Class PI, IO, 3.000%, due 04/15/27	1,403,385	63,473
Series 4068, Class UF, 1 mo. USD LIBOR + 0.500%, 0.627%, due 06/15/42[1]	822,439	830,752
Series 4076, Class SW, IO, 1 mo. USD LIBOR + 6.050%, 5.924%, due 07/15/42[1]	1,630,675	371,553
Series 4100, Class HI, IO, 3.000%, due 08/15/27	275,115	17,735
Series 4131, Class AI, IO, 2.500%, due 10/15/22	245,857	3,528
Series 4136, Class EZ, 3.000%, due 11/15/42	75,973	73,823
Series 4156, Class SA, IO, 1 mo. USD LIBOR + 6.200%, 6.074%, due 01/15/33[1]	1,253,630	215,614
Series 4165, Class TI, IO, 3.000%, due 12/15/42	988,473	74,626
Series 4182, Class QI, IO, 3.000%, due 02/15/33	122,599	9,458
Series 4182, Class YI, IO, 2.500%, due 03/15/28	2,608,082	157,340
Series 4255, Class SN, 1 mo. USD LIBOR + 12.267%, 11.939%, due 05/15/35[1]	342,985	453,892
Series 4263, Class SD, 1 mo. USD LIBOR + 12.267%, 11.929%, due 11/15/43[1]	381,272	514,307
Series 4265, Class ES, 1 mo. USD LIBOR + 13.760%, 13.367%, due 11/15/43[1]	828,981	1,154,748
Series 4324, Class IO, 2.767%, due 08/15/36[4]	123,210	6,391
Series 4338, Class SB, IO, 2.444%, due 10/15/41[4]	132,252	6,518
Series 4367, Class GS, IO, 2.547%, due 03/15/37[4]	79,968	4,710
Series 4394, Class WI, IO, 2.373%, due 08/15/41[4]	70,341	3,431
Series 4438, Class WI, IO, 2.333%, due 11/15/38[4]	231,326	11,984
Series 4457, Class DI, IO, 4.000%, due 08/15/24	379,098	17,164
Series 4463, Class IO, 2.537%, due 02/15/38[4]	162,792	8,120
Series 4544, Class IP, IO, 4.000%, due 01/15/46	2,099,824	250,238
Series 4832, Class FW, 1 mo. USD LIBOR + 0.350%, 0.505%, due 04/15/38[1]	1,567,776	1,565,031
	Face amount	Value
Mortgage-backed securities—(continued)
Series 4836, Class PO, PO, 0.010%, due 10/15/58	$1,166,846	$1,039,038
Series 4839, Class UO, PO, 0.010%, due 08/15/56	694,526	639,868
Series 4940, Class FE, 1 mo. USD LIBOR + 0.550%, 0.680%, due 01/25/50[1]	592,441	597,662
Series 4945, Class F, 1 mo. USD LIBOR + 0.500%, 0.655%, due 12/15/46[1]	236,315	238,033
Series 513, Class AS, IO, 1 mo. USD LIBOR + 8.000%, 7.874%, due 02/15/32[1]	223,056	47,874
Series G23, Class KZ, 6.500%, due 11/25/23	4,514	4,760
FHLMC STRIPs, Series 303, Class C19, IO, 3.500%, due 01/15/43	751,837	89,486
Series 326, Class F2, 1 mo. USD LIBOR + 0.550%, 0.677%, due 03/15/44[1]	545,670	549,946
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 0.505%, due 10/15/37[1]	352,220	352,484
Series 345, Class C13, IO, 3.500%, due 08/15/45	1,157,340	109,855
FHLMC Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.000%, due 09/25/45	583,461	592,440
Series 2017-SC01, Class 1A, 3.000%, due 12/25/46	854,620	866,109
Series 2017-SC01, Class 2A, 3.500%, due 12/25/46	1,222,864	1,248,766
FNMA Aces, Series 2013-M5, Class X2, IO, 2.306%, due 01/25/22[4]	256,846	3,087
Series 2016-M11, Class AL, 2.944%, due 07/25/39	1,192,988	1,212,619
Series 2020-M33, Class X2, IO, 2.358%, due 01/25/31[4]	600,000	87,128
FNMA REMIC, Series 1992-129, Class L, 6.000%, due 07/25/22	286	292
Series 1993-037, Class PX, 7.000%, due 03/25/23	25,540	26,590
Series 1997-022, Class F, 1.227%, due 03/25/27[4]	12,105	12,129
Series 2002-060, Class F1, 1 mo. USD LIBOR + 0.400%, 0.530%, due 06/25/32[1]	45,747	44,706
Series 2003-070, Class SH, 1 mo. USD LIBOR + 14.000%, 13.740%, due 07/25/23[1]	68,428	76,119
Series 2007-067, Class FB, 1 mo. USD LIBOR + 0.320%, 0.450%, due 07/25/37[1]	144,827	144,919

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2009-033, Class FB, 1 mo. USD LIBOR + 0.820%, 0.950%, due 03/25/37[1]	$493,878	$504,488
Series 2010-141, Class FA, 1 mo. USD LIBOR + 0.500%, 0.630%, due 12/25/40[1]	262,857	265,100
Series 2010-76, Class SA, IO, 1 mo. USD LIBOR + 6.500%, 6.370%, due 07/25/40[1]	924,596	172,233
Series 2011-86, Class DI, IO, 3.500%, due 09/25/21	9,033	63
Series 2012-090, Class FB, 1 mo. USD LIBOR + 0.440%, 0.588%, due 08/25/42[1]	99,654	100,172
Series 2012-111, Class HS, 1 mo. USD LIBOR + 3.667%, 3.558%, due 10/25/42[1]	146,361	141,462
Series 2012-122, Class LI, IO, 4.500%, due 07/25/41	629,664	66,869
Series 2012-128, Class FK, 1 mo. USD LIBOR + 0.350%, 0.480%, due 11/25/42[1]	238,865	239,231
Series 2012-32, Class AI, IO, 3.000%, due 04/25/22	31,079	374
Series 2012-77, Class IO, 2.018%, due 07/25/52[4]	221,539	10,460
Series 2013-028, Class YS, IO, 1 mo. USD LIBOR + 6.150%, 6.020%, due 07/25/42[1]	969,110	127,806
Series 2013-030, Class GI, IO, 3.000%, due 01/25/43	1,342,933	103,503
Series 2013-044, Class ZG, 3.500%, due 03/25/42	217,132	231,398
Series 2013-045, Class IK, IO, 3.000%, due 02/25/43	1,027,515	91,798
Series 2013-116, Class IY, IO, 3.000%, due 09/25/43	294,657	19,597
Series 2013-30, Class JI, IO, 3.000%, due 04/25/43	565,786	60,755
Series 2013-34, Class PS, IO, 1 mo. USD LIBOR + 6.150%, 6.020%, due 08/25/42[1]	573,590	88,131
Series 2013-74, Class YS, 1 mo. USD LIBOR + 6.000%, 5.805%, due 07/25/43[1]	163,690	161,186
Series 2014-42, Class SA, IO, 2.238%, due 07/25/44[4]	241,398	12,704
Series 2014-43, Class BS, IO, 2.212%, due 07/25/44[4]	387,565	21,296
Series 2014-45, Class SA, IO, 2.502%, due 08/25/44[4]	194,605	11,770
Series 2014-47, Class BI, IO, 2.211%, due 08/25/54[4]	363,135	25,473
Series 2014-84, Class AI, IO, 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[1]	429,097	3,715
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2014-92, Class SB, IO, 2.264%, due 01/25/45[4]	$228,643	$11,820
Series 2014-92, Class SB, IO, 2.270%, due 03/25/45[4]	191,694	10,846
Series 2015-073, Class ES, 1 mo. USD LIBOR + 9.333%, 9.047%, due 10/25/45[1]	313,255	350,793
Series 2015-10, Class SA, IO, 2.206%, due 04/25/55[4]	371,275	20,331
Series 2015-47, Class GI, IO, 4.000%, due 06/25/44	117,375	9,732
Series 2015-50, Class SB, IO, 2.357%, due 07/25/45[4]	1,172,256	75,061
Series 2015-58, Class AI, IO, 2.262%, due 08/25/55[4]	218,357	11,243
Series 2015-64, Class KS, IO, 2.402%, due 09/25/45[4]	299,718	23,475
Series 2016-14, Class IO, 3.000%, due 03/25/46	727,178	63,802
Series 2016-17, Class CS, IO, 1.968%, due 04/25/46[4]	182,535	10,664
Series 2016-52, Class PI, IO, 3.000%, due 04/25/46	944,363	62,088
Series 2016-63, Class YI, IO, 3.500%, due 04/25/46	260,481	11,356
Series 2016-64, Class IA, IO, 3.000%, due 05/25/46	614,552	71,695
Series 2016-76, Class CS, IO, 1.867%, due 10/25/46[4]	78,903	4,189
Series 2018-28, Class CA, 3.000%, due 05/25/48	725,336	751,428
Series 2018-85, Class FE, 1 mo. USD LIBOR + 0.300%, 0.430%, due 12/25/48[1]	2,663,556	2,675,230
Series 2019-62, Class SN, IO, 1 mo. USD LIBOR + 6.000%, 5.852%, due 11/25/49[1]	342,747	61,986
Series 2020-54, Class WF, 1 mo. USD LIBOR + 0.450%, 0.594%, due 08/25/50[1]	1,349,903	1,360,444
Series 2020-70, Class IO, 2.466%, due 10/25/50[4]	21,932,739	787,846
Series 386, Class 14, IO, 6.500%, due 04/25/38	50,310	11,078
Series 413, Class 111, IO, 4.000%, due 07/25/42[4]	846,444	111,140
Series 419, Class C3, IO, 3.000%, due 11/25/43	154,785	19,976
Series G92-040, Class ZC, 7.000%, due 07/25/22	1,182	1,210
Series G94-006, Class PJ, 8.000%, due 05/17/24	2,561	2,710
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD LIBOR + 0.825%, 0.955%, due 01/25/34[1]	434,227	428,481

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
GNMA REMIC, Series 013-77, Class GI, IO, 3.000%, due 02/20/43	$1,698,799	$119,065
Series 2007-018, Class CO, PO, 0.010%, due 03/20/35	29,359	28,555
Series 2010-H01, Class FA, 1 mo. USD LIBOR + 0.820%, 0.965%, due 01/20/60[1]	1,707,513	1,721,688
Series 2013-23, Class IP, IO, 3.500%, due 08/20/42	880,831	113,708
Series 2013-H19, Class DF, 1 mo. USD LIBOR + 0.650%, 0.802%, due 05/20/63[1]	881,172	885,253
Series 2013-H20, Class FB, 1 mo. USD LIBOR + 1.000%, 1.152%, due 08/20/63[1]	1,610,135	1,624,828
Series 2013-H23, Class TA, 1 mo. USD LIBOR + 0.720%, 0.872%, due 09/20/63[1]	676,414	680,733
Series 2014-158, Class IA, IO, 3.500%, due 10/20/29	663,171	58,647
Series 2015-126, Class GS, 1 mo. USD LIBOR + 9.333%, 8.997%, due 09/20/45[1]	323,052	387,958
Series 2015-127, Class AS, IO, 2.354%, due 06/20/43[4]	280,675	13,496
Series 2015-165, Class IB, IO, 3.500%, due 11/20/42	359,597	34,571
Series 2015-166, Class SA, IO, 2.420%, due 06/20/42[4]	295,594	14,259
Series 2015-180, Class SA, IO, 2.370%, due 06/20/42[4]	320,191	16,034
Series 2015-42, Class AI, IO, 3.000%, due 05/20/39	171,522	2,963
Series 2015-H27, Class FA, 1 mo. USD LIBOR + 0.750%, 0.902%, due 09/20/65[1]	2,140,600	2,166,768
Series 2015-H29, Class FA, 1 mo. USD LIBOR + 0.700%, 0.852%, due 10/20/65[1]	13,164	13,205
Series 2015-H29, Class FJ, 1 mo. USD LIBOR + 0.680%, 0.832%, due 11/20/65[1]	1,863,885	1,868,035
Series 2015-H30, Class FA, 1 mo. USD LIBOR + 0.680%, 0.832%, due 08/20/61[1]	10,086	10,179
Series 2016-118, Class IE, IO, 3.500%, due 09/20/46	61,463	8,635
Series 2016-138, Class WI, IO, 2.097%, due 08/20/45[4]	262,911	10,018
Series 2016-180, Class WI, IO, 2.096%, due 09/20/45[4]	498,830	17,076
Series 2016-H14, Class FA, 1 mo. USD LIBOR + 0.800%, 0.952%, due 06/20/66[1]	530,417	538,082
Series 2017-15, Class WI, IO, 2.241%, due 11/20/45[4]	319,446	15,028
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2017-57, Class WI, IO, 2.276%, due 12/20/45[4]	$135,934	$5,221
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	4,850,661	5,215,237
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD LIBOR + 0.330%, 0.460%, due 12/25/34[1]	4,492	4,387
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + 0.640%, 0.770%, due 02/25/35[1]	308,765	296,116
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD LIBOR + 0.900%, 1.030%, due 12/25/49[1,2]	2,804,260	2,818,017
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD LIBOR + 0.500%, 0.648%, due 06/27/37[1,2]	775,667	621,057
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 2.410%, due 12/25/34[4]	125,905	128,066
Series 2004-A, Class A1, 1 mo. USD LIBOR + 0.460%, 0.590%, due 04/25/29[1]	26,913	26,601
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD LIBOR + 0.320%, 0.450%, due 01/25/35[1]	25,439	25,234
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B, 1 mo. USD LIBOR + 0.230%, 0.648%, due 02/26/37[1,2]	160,117	148,879
Series 2013-R10, Class 3A, 1 mo. USD LIBOR + 0.310%, 0.660%, due 01/26/51[1,2]	50,588	50,574
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A, 1 year CMT + 0.500%, 0.600%, due 05/25/42[1,2]	2,767,575	2,599,959
Pepper Residential Securities Trust, Series 22-A, Class A1U, 1 mo. USD LIBOR + 1.000%, 1.100%, due 06/20/60[1,2]	1,242,413	1,239,746
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD LIBOR + 0.500%, 0.630%, due 07/25/36[1]	268,040	213,158
Sequoia Mortgage Trust, Series 11, Class A, 1 mo. USD LIBOR + 0.900%, 1.031%, due 12/20/32[1]	173,223	172,529
Series 5, Class A, 1 mo. USD LIBOR + 0.700%, 0.830%, due 10/19/26[1]	56,371	55,621

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(concluded)
Structured ARM Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD LIBOR + 0.440%, 0.570%, due 05/25/37[1]	$129,243	$124,452
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 0.550%, due 04/25/36[1]	317,247	296,664
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.822%, due 04/25/45[4]	36,134	36,580
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A, 2.780%, due 09/25/33[4]	88,005	86,081
Total mortgage-backed securities (cost—$67,307,051)		67,278,037
U.S. government agency obligations—158.8%
FHLMC 2.000%, due 02/01/36[3]	8,000,000	8,363,946
2.500%, due 01/01/31	186,910	199,199
2.500%, due 11/01/31	45,966	49,001
2.500%, due 07/01/32	125,380	131,965
2.500%, due 08/01/32	482,432	507,317
2.500%, due 09/01/32	634,086	666,844
2.500%, due 11/01/32	17,693	18,625
2.500%, due 12/01/32	576,016	605,852
2.500%, due 01/01/33	148,081	155,785
2.500%, due 12/01/50	1,494,127	1,592,950
3.000%, due 01/01/33	1,710,625	1,807,953
3.000%, due 02/01/40	1,951,231	2,109,297
3.000%, due 04/01/43	203,300	218,114
3.000%, due 05/01/43	155,338	166,492
3.000%, due 12/01/44	170,547	182,074
3.000%, due 04/01/45	979,602	1,061,084
3.000%, due 08/01/46	289,313	304,924
3.000%, due 12/01/46	1,162,697	1,237,471
3.000%, due 06/01/50	907,855	986,536
3.500%, due 09/01/32	363,448	404,142
3.500%, due 12/01/33	334,679	356,844
3.500%, due 06/01/34	206,442	219,667
3.500%, due 07/01/34	84,675	90,100
3.500%, due 03/01/35	1,021,642	1,087,899
3.500%, due 04/01/35	631,360	671,981
3.500%, due 05/01/48	1,475,144	1,582,036
3.500%, due 05/01/50	15,640,436	16,616,242
4.000%, due 01/01/37	206,121	225,515
4.000%, due 07/01/43	167,605	184,645
4.000%, due 08/01/44	2,118,418	2,368,781
4.000%, due 04/01/47	244,414	264,003
4.000%, due 05/01/47	241,692	260,926
4.000%, due 11/01/47	350,124	377,499
4.000%, due 01/01/48	902,911	970,780
4.000%, due 02/01/48	37,162	39,924
4.000%, due 03/01/48	31,049	33,396
4.000%, due 04/01/48	66,572	71,543
	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 06/01/48	$256,585	$282,781
4.000%, due 10/01/48	4,273,688	4,624,244
4.000%, due 12/01/48	451,265	496,348
4.000%, due 04/01/49	1,846,199	1,991,890
4.500%, due 09/01/34	821,542	885,864
4.500%, due 01/01/36	18,900	20,504
4.500%, due 05/01/37	4,118	4,517
4.500%, due 05/01/38	32,040	33,391
5.000%, due 10/01/25	24,148	26,672
5.000%, due 11/01/27	5,552	6,137
5.000%, due 07/01/33	8,574	9,389
5.000%, due 09/01/33	142,673	163,087
5.000%, due 06/01/34	6,403	7,430
5.000%, due 04/01/35	30,683	33,995
5.000%, due 05/01/35	61,359	70,046
5.000%, due 07/01/35	112,816	131,163
5.000%, due 08/01/35	17,615	20,465
5.000%, due 10/01/35	14,917	17,308
5.000%, due 12/01/35	488	566
5.000%, due 07/01/38	220,322	256,171
5.000%, due 11/01/38	140,418	163,108
5.000%, due 06/01/39	33,423	38,826
5.000%, due 03/01/40	3,792	4,409
5.000%, due 07/01/40	193,004	220,474
5.000%, due 09/01/40	116,891	133,132
5.000%, due 11/01/40	81,703	91,630
5.000%, due 02/01/41	237,097	275,631
5.000%, due 03/01/41	20,890	24,171
5.000%, due 04/01/41	64,034	73,822
5.000%, due 05/01/41	98,685	112,845
5.000%, due 07/01/41	30,277	35,204
5.000%, due 08/01/44	42,960	49,692
5.000%, due 03/01/49	1,477,957	1,673,386
5.500%, due 06/01/28	916	1,019
5.500%, due 02/01/32	1,043	1,217
5.500%, due 12/01/32	2,402	2,795
5.500%, due 02/01/33	35,823	40,034
5.500%, due 05/01/33	469	545
5.500%, due 06/01/33	145,047	168,454
5.500%, due 12/01/33	32,844	37,120
5.500%, due 12/01/34	28,764	33,616
5.500%, due 06/01/35	457,651	534,050
5.500%, due 07/01/35	3,527	3,942
5.500%, due 10/01/35	109,927	123,480
5.500%, due 12/01/35	77,765	90,781
5.500%, due 06/01/36	259,604	303,377
5.500%, due 07/01/36	7,089	7,544
5.500%, due 12/01/36	435,849	511,263
5.500%, due 03/01/37	55,075	64,622
5.500%, due 07/01/37	56,532	61,206
5.500%, due 10/01/37	2,237	2,625
5.500%, due 04/01/38	70,599	80,453
5.500%, due 05/01/38	10,231	11,972
5.500%, due 12/01/38	1,645	1,931
5.500%, due 01/01/39	37,577	44,079
5.500%, due 09/01/39	110,327	129,554
5.500%, due 02/01/40	4,778	5,590

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 03/01/40	$4,972	$5,788
5.500%, due 05/01/40	67,554	79,245
5.500%, due 03/01/41	71,057	83,360
6.000%, due 11/01/37	667,072	800,004
7.000%, due 08/01/25	85	93
FHLMC ARM 1 year CMT + 2.137%, 2.262%, due 01/01/28[1]	9,190	9,245
12 mo. USD LIBOR + 1.765%, 2.349%, due 11/01/36[1]	294,613	310,983
1 year CMT + 2.250%, 2.484%, due 09/01/34[1]	562,045	592,883
1 year CMT + 2.185%, 2.585%, due 04/01/29[1]	20,165	20,231
1 year CMT + 2.294%, 2.592%, due 10/01/23[1]	2,892	2,882
12 mo. USD LIBOR + 1.864%, 2.602%, due 11/01/41[1]	773,169	810,393
1 year CMT + 2.625%, 2.750%, due 01/01/30[1]	20,031	20,005
1 year CMT + 2.282%, 2.834%, due 06/01/28[1]	66,642	66,885
1 year CMT + 2.448%, 2.845%, due 10/01/27[1]	59,292	59,148
1 year CMT + 2.249%, 3.021%, due 11/01/29[1]	88,604	91,074
1 year CMT + 2.132%, 3.024%, due 11/01/27[1]	41,965	41,874
12 mo. USD LIBOR + 1.781%, 3.030%, due 10/01/39[1]	941,893	993,553
1 year CMT + 2.228%, 3.059%, due 07/01/24[1]	24,138	24,261
1 year CMT + 2.415%, 3.101%, due 01/01/29[1]	52,885	53,195
1 year CMT + 2.381%, 3.183%, due 12/01/29[1]	12,209	12,262
1 year CMT + 2.471%, 3.249%, due 10/01/27[1]	62,897	63,113
1 year CMT + 2.282%, 3.311%, due 07/01/28[1]	46,837	46,843
1 year CMT + 2.415%, 3.560%, due 11/01/25[1]	39,845	39,913
FNMA
1 mo. USD LIBOR + 0.400%, 0.530%, due 03/25/49[1]	4,692,827	4,715,417
2.000%, due 05/01/28	138,540	145,423
2.000%, due 09/01/31	157,609	165,395
2.000%, due 11/01/31	357,249	374,524
2.000%, due 01/01/32	69,078	72,380
2.000%, due 02/01/36[3]	2,000,000	2,090,987
2.500%, due 06/01/28	134,360	142,938
2.500%, due 07/01/28	1,094,553	1,162,911
2.500%, due 08/01/28	325,365	345,335
2.500%, due 09/01/30	24,164	25,877
2.500%, due 11/01/30	37,000	39,557
2.500%, due 01/01/33	358,811	379,809
2.500%, due 11/01/50	3,465,730	3,696,411
	Face amount	Value
U.S. government agency obligations—(continued)
2.500%, due 01/01/51	$1,495,675	$1,595,230
3.000%, due 11/01/26	315,272	337,800
3.000%, due 05/01/28	128,500	136,069
3.000%, due 02/01/30	196,154	207,637
3.000%, due 04/01/30	69,429	73,529
3.000%, due 05/01/30	74,791	79,209
3.000%, due 10/01/30	25,848	27,406
3.000%, due 04/01/31	1,603,624	1,735,882
3.000%, due 01/01/38	573,828	606,593
3.000%, due 04/01/38	595,365	628,964
3.000%, due 10/01/42	412,199	446,664
3.000%, due 01/01/43	1,513,699	1,623,944
3.000%, due 04/01/43	551,502	591,370
3.000%, due 05/01/43	593,525	637,037
3.000%, due 06/01/43	78,922	84,637
3.000%, due 09/01/43	969,479	1,049,495
3.000%, due 11/01/46	53,649	57,219
3.000%, due 12/01/46	4,706,513	5,049,071
3.000%, due 09/01/49	1,237,057	1,350,064
3.000%, due 12/01/49	893,364	940,969
3.000%, due 01/01/50	406,635	428,363
3.000%, due 02/01/50	2,602,063	2,834,051
3.000%, due 03/01/50	7,068,125	7,532,477
3.000%, due 02/01/57	839,282	915,372
3.000%, due 05/01/58	1,064,430	1,160,550
3.500%, due 11/01/25	191,472	204,035
3.500%, due 06/01/28	271,392	288,894
3.500%, due 08/01/29	35,217	37,759
3.500%, due 11/01/33	114,000	121,303
3.500%, due 02/01/34	204,806	217,926
3.500%, due 03/01/34	188,620	200,704
3.500%, due 08/01/34	432,115	459,797
3.500%, due 01/01/35	390,722	415,753
3.500%, due 02/01/35	392,339	417,473
3.500%, due 03/01/35	903,901	961,807
3.500%, due 04/01/35	781,117	831,157
3.500%, due 05/01/35	2,294,857	2,456,237
3.500%, due 03/01/42	320,512	352,241
3.500%, due 04/01/42	28,055	30,384
3.500%, due 12/01/42	1,172,385	1,292,678
3.500%, due 03/01/43	730,542	806,182
3.500%, due 07/01/43	277,155	304,892
3.500%, due 06/01/45	2,344,748	2,534,928
3.500%, due 08/01/45	53,754	58,062
3.500%, due 09/01/46	1,066,757	1,161,571
3.500%, due 08/01/47	273,539	293,561
3.500%, due 09/01/47	424,927	463,676
3.500%, due 11/01/47	574,527	616,414
3.500%, due 12/01/47	527,223	566,355
3.500%, due 02/01/48	347,218	382,762
3.500%, due 03/01/48	1,470,931	1,621,521
3.500%, due 06/01/56	1,193,935	1,326,939
3.500%, due 01/01/57	1,127,339	1,252,923
3.500%, due 01/01/59	1,841,801	2,046,434
3.575%, due 02/01/26	500,000	535,706
4.000%, due 07/01/25	5,170	5,500
4.000%, due 09/01/25	2,523	2,687

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 10/01/25	$3,165	$3,369
4.000%, due 11/01/25	6,215	6,618
4.000%, due 01/01/26	178,802	190,523
4.000%, due 02/01/26	376,818	401,756
4.000%, due 03/01/26	33,474	35,623
4.000%, due 04/01/26	749,486	799,148
4.000%, due 08/01/32	3,516	3,804
4.000%, due 06/01/33	88,344	95,282
4.000%, due 07/01/33	315,067	339,898
4.000%, due 08/01/33	1,793,577	1,971,283
4.000%, due 07/01/34	437,966	474,310
4.000%, due 07/01/35	1,328,894	1,487,654
4.000%, due 04/01/37	1,030,818	1,139,686
4.000%, due 03/01/38	720,988	820,184
4.000%, due 07/01/38	1,372,229	1,479,400
4.000%, due 08/01/38	484,111	526,108
4.000%, due 09/01/38	744,707	803,664
4.000%, due 05/01/39	84,800	93,498
4.000%, due 09/01/39	233,322	262,719
4.000%, due 09/01/40	1,846,374	2,025,336
4.000%, due 12/01/40	1,368,655	1,540,877
4.000%, due 11/01/41	471,148	530,511
4.000%, due 12/01/41	624,218	702,856
4.000%, due 07/01/42	2,647,470	2,976,342
4.000%, due 09/01/42[8]	4,001,256	4,499,429
4.000%, due 10/01/42[8]	3,197,371	3,600,262
4.000%, due 08/01/44	169,281	191,739
4.000%, due 12/01/44	25,759	28,213
4.000%, due 06/01/45	19,607	21,553
4.000%, due 08/01/45	1,500,004	1,632,766
4.000%, due 02/01/47	209,380	228,921
4.000%, due 03/01/47	69,770	75,294
4.000%, due 04/01/47	428,670	470,397
4.000%, due 05/01/47	541,446	591,625
4.000%, due 06/01/47	19,087	20,793
4.000%, due 09/01/47	127,238	136,618
4.000%, due 10/01/47	19,887	21,426
4.000%, due 11/01/47	48,454	52,180
4.000%, due 01/01/48	982,150	1,056,474
4.000%, due 02/01/48	452,499	500,989
4.000%, due 03/01/48	343,430	372,690
4.000%, due 04/01/48	167,535	180,008
4.000%, due 12/01/48	658,958	726,826
4.000%, due 06/01/49	1,714,084	1,866,273
4.500%, due 06/01/29	10,166	11,052
4.500%, due 06/01/35	15,010	16,182
4.500%, due 12/01/38	301,020	336,677
4.500%, due 01/01/39	1,117	1,214
4.500%, due 03/01/39	6,495	7,308
4.500%, due 06/01/39	43,738	49,216
4.500%, due 07/01/39	2,662	2,904
4.500%, due 08/01/39	79,669	87,563
4.500%, due 10/01/39	3,319	3,734
4.500%, due 12/01/39	271,449	307,872
4.500%, due 01/01/40	2,818	3,238
4.500%, due 02/01/40	2,850	3,232
4.500%, due 03/01/40	53,058	59,703
	Face amount	Value
U.S. government agency obligations—(continued)
4.500%, due 08/01/40	$46,160	$51,939
4.500%, due 11/01/40	333,402	378,402
4.500%, due 07/01/41	301,087	338,798
4.500%, due 08/01/41	561,240	636,531
4.500%, due 09/01/41	5,243	5,693
4.500%, due 01/01/42	1,442,636	1,622,927
4.500%, due 08/01/42	2,908	3,221
4.500%, due 09/01/43	239,134	271,230
4.500%, due 11/01/43	46,285	52,282
4.500%, due 07/01/44	213,407	239,551
4.500%, due 12/01/44	1,443	1,602
4.500%, due 09/01/48	511,833	561,149
4.500%, due 01/01/49	419,813	461,119
4.500%, due 04/01/59	1,285,882	1,473,952
5.000%, due 03/01/23	425	445
5.000%, due 05/01/23	23,176	24,286
5.000%, due 03/01/25	8,818	9,740
5.000%, due 03/01/33	11,528	11,867
5.000%, due 05/01/37	5,634	6,249
5.000%, due 09/01/37	25,527	28,006
5.000%, due 06/01/38	45,156	49,599
5.000%, due 06/01/48	303,208	341,691
5.000%, due 07/01/48	276,609	306,146
5.000%, due 10/01/48	481,090	531,350
5.000%, due 01/01/49	66,060	73,043
5.000%, due 03/01/49	62,714	69,366
5.500%, due 11/01/32	24,576	27,405
5.500%, due 12/01/33	939	1,076
5.500%, due 04/01/34	23,213	26,606
5.500%, due 01/01/35	72,803	81,204
5.500%, due 04/01/36	78,240	87,242
5.500%, due 05/01/37[8]	123,482	144,646
5.500%, due 07/01/37	65,745	76,767
5.500%, due 06/01/38	92,141	108,165
5.500%, due 11/01/39	240,008	281,738
5.500%, due 07/01/40	319,543	372,127
5.500%, due 02/01/42	174,238	204,185
6.000%, due 11/01/21	3,814	3,838
6.000%, due 01/01/23	29,163	29,441
6.000%, due 03/01/23	22,327	22,947
6.000%, due 11/01/26	12,451	13,985
6.000%, due 12/01/32	7,742	9,294
6.000%, due 02/01/33	11,335	12,773
6.000%, due 09/01/34	74,056	87,541
6.000%, due 05/01/35	32,336	36,616
6.000%, due 06/01/35	11,510	13,854
6.000%, due 07/01/35	32,423	36,931
6.000%, due 09/01/35	1,146	1,379
6.000%, due 01/01/36	21,184	25,500
6.000%, due 06/01/36	214	241
6.000%, due 09/01/36	28,966	34,870
6.000%, due 10/01/36	4,789	5,399
6.000%, due 12/01/36	89,983	108,322
6.000%, due 03/01/37	11,143	13,396
6.000%, due 10/01/37	28,759	33,341
6.000%, due 11/01/38	248,719	302,002
6.000%, due 05/01/39	31,604	37,933

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
6.000%, due 11/01/40	$355,825	$433,983
6.500%, due 10/01/36	211,285	243,851
6.500%, due 02/01/37	3,014	3,525
6.500%, due 07/01/37	30,031	33,740
6.500%, due 08/01/37	26,333	29,585
6.500%, due 09/01/37	30,096	34,037
6.500%, due 12/01/37	46,780	55,520
6.500%, due 08/01/38	1,079	1,245
6.500%, due 05/01/40	759,324	897,258
7.500%, due 11/01/26	8,051	8,115
8.000%, due 11/01/26	2,693	2,715
9.000%, due 02/01/26	3,683	3,714
FNMA ARM
12 mo. MTA + 1.200%, 1.700%, due 03/01/44[1]	122,384	123,282
1 year CMT + 2.084%, 2.209%, due 02/01/26[1]	17,753	17,867
1 year CMT + 2.095%, 2.345%, due 09/01/26[1]	22	22
1 year CMT + 2.283%, 2.470%, due 05/01/35[1]	132,228	139,349
1 year CMT + 2.221%, 2.584%, due 10/01/37[1]	1,440,603	1,519,356
1 year CMT + 2.506%, 2.631%, due 12/01/27[1]	13,251	13,286
12 mo. USD LIBOR + 1.730%, 2.668%, due 05/01/38[1]	861,917	907,430
1 year CMT + 2.236%, 2.881%, due 01/01/36[1]	293,141	309,060
1 year CMT + 2.036%, 2.902%, due 09/01/41[1]	344,648	362,504
1 year CMT + 2.103%, 3.054%, due 05/01/30[1]	23,694	23,614
12 mo. USD LIBOR + 1.790%, 3.364%, due 02/01/42[1]	169,269	176,791
1 year CMT + 2.325%, 3.825%, due 03/01/25[1]	14,026	14,015
GNMA 3.000%, due 11/15/42	56,027	59,238
3.000%, due 02/15/43	463,224	519,281
3.000%, due 05/15/43	815,843	862,595
3.000%, due 06/15/43	248,020	261,024
3.000%, due 07/15/43	57,450	60,593
3.000%, due 01/15/45	338,764	379,722
3.000%, due 02/15/45	29,115	31,550
3.000%, due 07/15/45	475,467	532,995
3.000%, due 10/15/45	820,322	904,771
3.000%, due 07/20/50	6,333,059	6,657,788
3.000%, due 08/20/50	2,938,559	3,086,196
3.500%, due 11/15/42	475,258	508,844
3.500%, due 03/15/45	222,219	252,803
3.500%, due 04/15/45	457,146	500,868
4.000%, due 12/15/41	951,182	1,056,293
4.000%, due 01/15/47	88,313	95,089
4.000%, due 02/15/47	513,762	553,846
4.000%, due 04/15/47	790,838	852,229
4.000%, due 05/15/47	93,993	101,058
	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 06/15/47	$83,970	$89,730
4.000%, due 07/15/47	116,359	124,488
4.000%, due 08/15/47	175,699	188,655
4.000%, due 12/15/47	44,715	47,794
4.000%, due 07/15/49	466,446	496,841
4.500%, due 09/15/39	369,369	419,102
4.500%, due 06/15/40	191,835	215,441
4.500%, due 12/15/45	16,253	18,110
4.500%, due 07/15/46	6,158	6,828
4.500%, due 08/15/46	8,411	9,434
4.500%, due 09/15/46	188,504	212,101
4.500%, due 10/15/46	427,310	479,956
4.500%, due 01/15/47	541,158	604,771
5.000%, due 12/15/34	36,350	40,146
5.000%, due 04/15/38	54,529	60,424
5.000%, due 12/15/39	4,997	5,765
5.000%, due 05/15/40	173,012	198,483
5.000%, due 05/15/41	34,569	38,201
5.500%, due 08/15/35	17,351	20,343
5.500%, due 02/15/38	1,639	1,916
5.500%, due 04/15/38	145,744	171,436
5.500%, due 05/15/38	168,557	198,392
5.500%, due 06/15/38	85,456	100,583
5.500%, due 10/15/38	397,305	467,204
5.500%, due 11/15/38	22,624	26,450
5.500%, due 12/15/38	4,672	5,493
5.500%, due 03/15/39	30,458	33,747
5.500%, due 05/15/39	35,468	41,708
5.500%, due 09/15/39	179,772	210,171
5.500%, due 01/15/40	4,558	5,209
5.500%, due 03/15/40	235,945	275,314
6.500%, due 02/15/29	328	366
6.500%, due 01/15/36	9,735	10,848
6.500%, due 09/15/36	113,059	126,766
6.500%, due 02/15/37	10,062	11,934
6.500%, due 04/15/37	4,972	5,656
6.500%, due 01/15/38	5,871	6,775
6.500%, due 06/15/38	25,847	30,800
6.500%, due 07/15/38	1,963	2,187
6.500%, due 11/15/38	3,933	4,803
8.000%, due 02/15/23	72	74
GNMA II 2.500%, due 10/20/50	990,108	1,042,671
3.000%, due 09/20/47	1,099,332	1,167,866
3.500%, due 04/20/45	7,039	7,811
3.500%, due 11/20/45	538,224	596,101
3.500%, due 04/20/46	627,674	684,457
3.500%, due 05/20/46	790,182	839,085
3.500%, due 04/20/47	427,689	480,005
3.500%, due 07/20/47	3,943,050	4,411,394
3.500%, due 08/20/47	370,253	415,793
3.500%, due 09/20/47	161,293	180,075
3.500%, due 11/20/47	525,350	582,480
3.500%, due 12/20/47	113,768	127,699
3.500%, due 01/20/48	2,400,571	2,674,277
3.500%, due 02/20/48	1,994,925	2,233,961
3.500%, due 03/20/48	3,179,188	3,506,765

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 09/20/48	$1,361,186	$1,446,590
3.750%, due 05/20/30	467,270	500,604
4.000%, due 12/20/40	288,735	310,003
4.000%, due 07/20/41	47,405	50,745
4.000%, due 03/20/47	739,020	799,509
4.000%, due 12/20/47	64,999	76,573
4.000%, due 01/20/48	161,906	190,355
4.000%, due 03/20/48	378,588	424,117
4.000%, due 04/20/48	791,322	869,060
4.000%, due 05/20/48	206,360	232,636
4.000%, due 06/20/48	240,698	274,506
4.000%, due 07/20/48	79,242	88,908
4.500%, due 10/20/44	185,569	198,107
4.500%, due 02/20/45	207,352	221,215
4.500%, due 08/20/45	154,556	173,136
4.500%, due 04/20/48	65,084	70,839
4.500%, due 05/20/48	186,654	203,156
4.500%, due 06/20/48	471,872	512,669
4.500%, due 10/20/48	483,558	525,155
4.500%, due 01/20/49	483,112	523,435
4.500%, due 02/20/49	814,340	886,219
5.000%, due 12/20/33	141,556	161,098
5.000%, due 01/20/34	69,516	78,953
5.000%, due 02/20/38	82,445	93,846
5.000%, due 04/20/38	103,691	117,782
5.000%, due 08/20/41	13,118	15,014
5.000%, due 12/20/42	18,678	21,318
5.000%, due 08/20/43	1,516,631	1,731,679
5.000%, due 09/20/48	267,845	296,369
5.000%, due 10/20/48	306,417	338,786
5.000%, due 11/20/48	822,442	896,359
5.000%, due 12/20/48	661,507	722,236
5.500%, due 09/20/48	76,258	85,470
6.000%, due 10/20/38	2,590	2,997
6.500%, due 09/20/32	1,101	1,141
6.500%, due 12/20/38	5,014	5,467
7.000%, due 03/20/28	32,741	33,087
9.000%, due 04/20/25	3,764	4,140
9.000%, due 12/20/26	1,535	1,552
9.000%, due 01/20/27	7,025	7,077
9.000%, due 09/20/30	922	927
9.000%, due 10/20/30	2,974	3,079
9.000%, due 11/20/30	3,744	3,762
GNMA II ARM
1 year CMT + 1.500%, 2.250%, due 09/20/21[1]	4,346	4,356
1 year CMT + 1.500%, 2.250%, due 08/20/25[1]	6,420	6,542
1 year CMT + 1.500%, 2.250%, due 09/20/25[1]	8,967	9,267
1 year CMT + 1.500%, 2.250%, due 08/20/26[1]	9,821	10,012
1 year CMT + 1.500%, 2.250%, due 09/20/26[1]	1,669	1,687
1 year CMT + 1.500%, 2.250%, due 07/20/27[1]	4,013	4,141
	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 1.500%, 2.250%, due 08/20/27[1]	$13,129	$13,236
1 year CMT + 1.500%, 2.250%, due 07/20/30[1]	30,452	31,712
1 year CMT + 1.500%, 2.250%, due 08/20/30[1]	42,764	44,856
1 year CMT + 1.500%, 2.500%, due 11/20/21[1]	1,076	1,079
1 year CMT + 1.500%, 2.500%, due 07/20/30[1]	10,583	10,669
1 year CMT + 1.500%, 2.500%, due 08/20/30[1]	1,488	1,501
1 year CMT + 1.500%, 2.500%, due 10/20/30[1]	10,255	10,369
1 year CMT + 1.500%, 2.875%, due 06/20/22[1]	5,928	5,987
1 year CMT + 1.500%, 2.875%, due 04/20/24[1]	9,716	9,855
1 year CMT + 1.500%, 2.875%, due 05/20/25[1]	2,443	2,516
1 year CMT + 1.500%, 2.875%, due 04/20/26[1]	45,451	46,166
1 year CMT + 1.500%, 2.875%, due 06/20/26[1]	19,673	19,987
1 year CMT + 1.500%, 2.875%, due 04/20/27[1]	11,683	11,869
1 year CMT + 1.500%, 2.875%, due 04/20/30[1]	6,720	6,985
1 year CMT + 1.500%, 2.875%, due 05/20/30[1]	208,756	218,453
3.000%, due 02/20/48	704,229	738,845
1 year CMT + 1.500%, 3.000%, due 01/20/23[1]	7,551	7,680
1 year CMT + 1.500%, 3.000%, due 03/20/23[1]	3,356	3,385
1 year CMT + 1.500%, 3.000%, due 01/20/24[1]	13,514	13,636
1 year CMT + 1.500%, 3.000%, due 01/20/25[1]	1,717	1,763
1 year CMT + 1.500%, 3.000%, due 02/20/25[1]	3,314	3,342
1 year CMT + 1.500%, 3.000%, due 03/20/25[1]	6,756	6,867
1 year CMT + 1.500%, 3.000%, due 05/20/25[1]	10,615	10,734
1 year CMT + 1.500%, 3.000%, due 06/20/25[1]	8,178	8,296
1 year CMT + 1.500%, 3.000%, due 03/20/26[1]	5,093	5,179
1 year CMT + 1.500%, 3.000%, due 01/20/27[1]	49,520	50,175
1 year CMT + 1.500%, 3.000%, due 02/20/27[1]	3,729	3,763
1 year CMT + 1.500%, 3.000%, due 01/20/28[1]	5,072	5,239
1 year CMT + 1.500%, 3.000%, due 02/20/28[1]	3,877	3,917

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
GNMA II TBA 2.000%	$9,400,000	$9,727,898
2.500%	13,600,000	14,259,281
3.000%	28,350,000	29,716,559
4.000%	12,150,000	12,999,046
4.500%	2,410,000	2,596,210
GNMA TBA 4.000%	2,000,000	2,122,695
4.500%	2,000,000	2,206,875
UMBS TBA 1.500%	3,500,000	3,582,397
2.000%[8]	92,000,000	95,104,834
2.500%[8]	52,675,000	55,362,710
3.000%[8]	27,500,000	28,986,182
3.500%	15,200,000	16,172,563
4.000%[8]	1,000,000	1,064,237
4.500%	1,000,000	1,086,250
6.000%	1,000,000	1,125,566
Total U.S. government agency obligations (cost—$503,511,555)		513,321,324
	Number of shares
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund, 0.001%[9] (cost—$2,709,661)	2,709,661	2,709,661
	Face amount
Short-term U.S. Treasury obligations—0.6%[10]
U.S. Treasury Bills 0.062%, due 03/16/21	$1,900,000	1,899,835
0.084%, due 02/25/21	94,000	93,995
Total short-term U.S. Treasury obligations (cost—$1,993,830)		1,993,830
Repurchase agreements—0.7%
Repurchase agreement dated 01/29/21 with BNP Paribas Securities Corp., 0.070% due 02/01/21, collateralized by 1,998,372 Government National Mortgage Association obligations, 3.500% due 09/20/44; (value—$2,162,013); proceeds: $2,100,012 (cost—$2,100,000)	2,100,000	2,100,000

	Number of contracts	Notional amount
Options purchased—0.0%†
Put options—0.0%†
FNMA TBA, 2.000%, strike @ 65.00, expires 02/04/21 (Counterparty CITI)	11,000,000	USD	715,000,000	0
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Put options—(concluded)
FNMA TBA, 2.000%, strike @ 71.00, expires 02/04/21 (Counterparty JPMCB)	23,000,000	USD	1,633,000,000	$0
FNMA TBA, 2.500%, strike @ 72.00, expires 02/04/21 (Counterparty JPMCB)	39,000,000	USD	2,808,000,000	1
FNMA TBA, 3.000%, strike @ 73.00, expires 02/04/21 (Counterparty JPMCB)	7,500,000	USD	547,500,000	0
FNMA TBA, 4.000%, strike @ 75.00, expires 02/04/21 (Counterparty JPMCB)	1,000,000	USD	75,000,000	0
Total options purchased (cost—$3,183)				1
Swaptions purchased—0.1%
Put swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.585%, expires 08/06/21 (Counterparty DB; receive fixed rate); underlying swap terminates 08/10/26	1,500,000	USD	1,500,000	11,950
3 Month USD LIBOR Interest Rate Swap, strike @ 1.068%, expires 02/08/21 (Counterparty BOA; receive fixed rate); underlying swap terminates 02/10/31	1,500,000	USD	1,500,000	12,050
3 Month USD LIBOR Interest Rate Swap, strike @ 1.360%, expires 08/20/21 (Counterparty BOA; receive fixed rate); underlying swap terminates 08/04/31	3,600,000	USD	3,600,000	42,616
3 Month USD LIBOR Interest Rate Swap, strike @ 1.381%, expires 02/10/21 (Counterparty DB; receive fixed rate); underlying swap terminates 02/12/31	2,000,000	USD	2,000,000	514

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.413%, expires 08/20/21 (Counterparty GS; receive fixed rate); underlying swap terminates 08/24/26	3,000,000	USD	3,000,000	$1,638
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420%, expires 08/23/21 (Counterparty GS; receive fixed rate); underlying swap terminates 08/25/26	15,000,000	USD	15,000,000	8,172
3 Month USD LIBOR Interest Rate Swap, strike @ 1.446%, expires 08/31/21 (Counterparty GS; receive fixed rate); underlying swap terminates 09/02/26	15,100,000	USD	15,100,000	8,554
3 Month USD LIBOR Interest Rate Swap, strike @ 1.461%, expires 08/31/21 (Counterparty DB; receive fixed rate); underlying swap terminates 09/02/26	14,100,000	USD	14,100,000	7,648
3 Month USD LIBOR Interest Rate Swap, strike @ 1.470%, expires 11/01/20 (Counterparty BOA; receive fixed rate); underlying swap terminates 11/03/26	13,200,000	USD	13,200,000	13,538
3 Month USD LIBOR Interest Rate Swap, strike @ 1.470%, expires 11/01/20 (Counterparty DB; receive fixed rate); underlying swap terminates 11/03/26	13,200,000	USD	13,200,000	13,538
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 02/26/21 (Counterparty BNP; receive fixed rate); underlying swap terminates 03/02/31	3,800,000	USD	3,800,000	1,785
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 02/26/21 (Counterparty DB; receive fixed rate); underlying swap terminates 03/02/31	6,250,000	USD	6,250,000	$2,935
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 02/26/21 (Counterparty GS; receive fixed rate); underlying swap terminates 03/02/31	1,350,000	USD	1,350,000	634
3 Month USD LIBOR Interest Rate Swap, strike @ 1.520%, expires 11/01/20 (Counterparty DB; receive fixed rate); underlying swap terminates 11/03/26	14,000,000	USD	14,000,000	12,720
Total swaptions purchased (cost—$176,084)				138,292
Total investments before investments sold short (cost—$622,708,052)—196.0%				633,296,642
		Face amount
Investments sold short—(26.3)%
UMBS TBA 2.000%			$(38,450,000)	(39,765,477)
2.500%			(17,900,000)	(18,858,730)
3.000%			(17,000,000)	(17,881,869)
4.000%			(7,775,000)	(8,342,095)
5.500%			(100,000)	(111,557)
Total investments sold short (proceeds—$84,776,263)				(84,959,728)
Liabilities in excess of other assets—(69.7)%				(225,148,421)
Net assets—100.0%				$323,188,493

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

	Face amount	Value
Reverse repurchase agreements—(9.6)%
Reverse repurchase agreement dated 01/29/21 with First Union National Bank, 0.160%, to be repurchased 02/01/21 for $(6,383,809), collateralized by 6,333,059 Government National Mortgage Association obligations, 3.000% due 07/20/50; (value—$(6,657,702))	$(6,383,724)	$(6,383,724)
Reverse repurchase agreement dated 01/29/21 with Societe Generale, 0.160%, to be repurchased 02/01/21 for $(24,629,087), collateralized by 15,640,437 Federal Home Loan Mortgage Corp. obligation, 3.500% due 05/01/50 and 8,246,075 Federal National Mortgage Association obligations, 3.000% - 4.000% due 09/01/42 - 03/20/50; (value—$(25,650,270))	(24,628,758)	(24,628,758)
Total reverse repurchase agreements (cost—$(31,012,482))		$(31,012,482)

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	201,460,000	2,000,000	FNMA TBA, 1.500%, strike @ 100.73	JPMCB	03/04/21	$8,437	$(8,222)	$215
USD	103,750,000	1,000,000	FNMA TBA, 2.000%, strike @ 103.75	CITI	02/04/21	2,383	(268)	2,115
USD	156,210,000	1,500,000	FNMA TBA, 2.000%, strike @ 104.14	JPMCB	03/04/21	2,109	(840)	1,269
USD	156,210,000	1,500,000	FNMA TBA, 2.000%, strike @ 104.14	JPMCB	03/04/21	1,641	(840)	801
USD	156,000,000	1,500,000	FNMA TBA, 2.000%, strike @ 104.00	CITI	04/07/21	2,051	(1,580)	471
USD	51,415,000	500,000	FNMA TBA, 2.000%, strike @ 102.83	GS	04/07/21	2,559	(2,944)	(385)
	Total					$19,180	$(14,694)	$4,486
			Put options
USD	199,120,000	2,000,000	FNMA TBA, 1.500%, strike @ 99.56	JPMCB	02/04/21	$4,687	$(1,228)	$3,459
USD	492,050,000	5,000,000	FNMA TBA, 1.500%, strike @ 98.41	CITI	02/04/21	15,625	(605)	15,020
USD	147,555,000	1,500,000	FNMA TBA, 1.500%, strike @ 98.37	CITI	02/04/21	4,277	(172)	4,105
USD	197,400,000	2,000,000	FNMA TBA, 1.500%, strike @ 98.70	CITI	02/04/21	5,000	(359)	4,641
USD	398,760,000	4,000,000	FNMA TBA, 1.500%, strike @ 99.69	JPMCB	02/04/21	23,906	(2,986)	20,920
USD	199,460,000	2,000,000	FNMA TBA, 1.500%, strike @ 99.73	JPMCB	03/04/21	10,938	(8,977)	1,961
USD	102,750,000	1,000,000	FNMA TBA, 2.000%, strike @ 102.75	CITI	02/04/21	3,086	(404)	2,682
USD	460,215,000	4,500,000	FNMA TBA, 2.000%, strike @ 102.27	JPMCB	02/04/21	10,898	(418)	10,480
USD	459,855,000	4,500,000	FNMA TBA, 2.000%, strike @ 102.19	JPMCB	02/04/21	11,250	(332)	10,918
USD	357,455,000	3,500,000	FNMA TBA, 2.000%, strike @ 102.13	JPMCB	03/04/21	10,938	(4,682)	6,256
USD	153,210,000	1,500,000	FNMA TBA, 2.000%, strike @ 102.14	JPMCB	03/04/21	3,984	(2,037)	1,947
USD	153,210,000	1,500,000	FNMA TBA, 2.000%, strike @ 102.14	JPMCB	03/04/21	4,688	(2,037)	2,651
USD	360,185,000	3,500,000	FNMA TBA, 2.000%, strike @ 102.91	JPMCB	03/11/21	12,031	(6,952)	5,079
USD	153,000,000	1,500,000	FNMA TBA, 2.000%, strike @ 102.00	CITI	04/07/21	3,574	(4,279)	(705)
USD	466,965,000	4,500,000	FNMA TBA, 2.500%, strike @ 103.77	JPMCB	02/11/21	7,383	(487)	6,896
USD	364,000,000	3,500,000	FNMA TBA, 2.500%, strike @ 104.00	JPMCB	03/11/21	6,426	(3,207)	3,219
USD	569,690,000	5,500,000	FNMA TBA, 2.500%, strike @ 103.58	JPMCB	03/11/21	12,891	(3,567)	9,324
USD	570,790,000	5,500,000	FNMA TBA, 2.500%, strike @ 103.78	JPMCB	04/14/21	13,105	(10,773)	2,332
USD	416,520,000	4,000,000	FNMA TBA, 2.500%, strike @ 104.13	JPMCB	04/14/21	10,313	(9,722)	591
	Total					$175,000	$(63,224)	$111,776
	Total options written					$194,180	$(77,918)	$116,262

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures sell contracts:
222	USD	U.S. Treasury Note 10 Year Futures	March 2021	$(30,650,341)	$(30,420,938)	$229,403

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Value	Unrealized appreciation (depreciation)
USD	900	06/16/31	Quarterly	0.750%	3 Month USD LIBOR	$40,197	$17,418
USD	8,200	06/16/31	Quarterly	0.750	3 Month USD LIBOR	354,983	145,701
USD	7,900	06/16/26	Quarterly	0.500	3 Month USD LIBOR	49,990	37,760
USD	2,000	03/30/31	Semi-Annual	3 Month USD LIBOR	0.750%	(79,243)	(36,427)
	Total					$365,927	$164,452

OTC total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
DB	USD	848	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$2,711	$(2,371)	$340

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$45,366,016	$389,481	$45,755,497
Mortgage-backed securities	—	67,278,037	—	67,278,037
U.S. government agency obligations	—	513,321,324	—	513,321,324
Short-term investments	—	2,709,661	—	2,709,661
Short-term U.S. Treasury obligations	—	1,993,830	—	1,993,830
Repurchase agreements	—	2,100,000	—	2,100,000
Options purchased	—	1	—	1
Swaptions purchased	—	138,292	—	138,292
Futures contracts	229,403	—	—	229,403

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of Investments—January 31, 2021 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Swap agreements	$—	$445,170	$—	$445,170
Total	$229,403	$633,352,331	$389,481	$633,971,215
Liabilities
Investments sold short	$—	$(84,959,728)	$—	$(84,959,728)
Reverse repurchase agreements	—	(31,012,482)	—	(31,012,482)
Options written	—	(77,918)	—	(77,918)
Swap agreements	—	(81,614)	—	(81,614)
Total	$—	$(116,131,742)	$—	$(116,131,742)

At January 31, 2021, there were $1,447,571 transferred out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%).

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $57,099,233, represented 17.7% of the Portfolio's net assets at period end.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

9  Rates shown reflect yield at January 31, 2021.

10  Rate shown is the discount rate at the date of purchase unless otherwise noted.

11  Payments made or received are based on the notional amount.

PACE Intermediate Fixed Income Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned -0.46% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned -0.91%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 32. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period, driven by a diverse set of factors. Risk assets (non-Treasury securities) performed extremely well as uncertainties surrounding the Presidential election, positive vaccine news and the potential for additional fiscal stimulus drove markets. This allowed the market to look through the increasing number of virus cases and hospitalizations in the US and Europe, as well as concerns of a new variant that may be more contagious.

The most notable contributors to performance were the Portfolio's short duration position versus the benchmark and an allocation to high yield corporate bonds. An overweight position and security selection in investment grade corporate bonds, an overweight in commercial mortgage-backed securities ("CMBS"), and security selection in agency mortgages also contributed to relative performance. There were no notable detractors from returns. While the Portfolio remained overweight risk assets, we reduced this exposure by trimming our overweights in investment grade corporate bonds and municipal securities, and we exited our allocation to Treasury Inflation-Protected Securities (TIPS). Elsewhere, the Portfolio increased its underweight in agency mortgages. The Portfolio maintained its overweight positions in securitized assets and high yield corporate bonds, as we believe they have more room for further spread compression.

Derivatives were primarily used to adjust the Portfolio's duration and yield curve exposure, as well as to hedge risk. We believe derivatives are generally beneficial to performance, as they help us manage the portfolio more efficiently. Over the period, the following kinds of derivatives were the most commonly used. Futures were useful to manage our exposure to interest rates by adding duration to or subtracting it from the Portfolio at particular points on the yield curve. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatili-

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

PACE Intermediate Fixed Income Investments

Subadvisor's comments – concluded

ty and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.58)%	5.04%	3.59%	2.81%
Class Y2	(0.46)	5.30	3.85	3.07
Class P3	(0.46)	5.22	3.85	3.07
After deducting maximum sales charge
Class A1	(4.31)	1.08	2.80	2.41
Bloomberg Barclays US Aggregate Bond Index[4]	(0.91)	4.72	4.00	3.75
Lipper Core Bond Funds median	0.09	5.51	4.29	3.83

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.73%	7.77%	3.91%	2.91%
Class Y2	1.85	8.04	4.18	3.17
Class P3	1.93	8.04	4.18	3.18
After deducting maximum sales charge
Class A1	(2.07)	3.72	3.12	2.52

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, supplemented from time to time, were as follows: Class A—1.04% and 0.91%; Class Y—0.87% and 0.66%; and Class P—0.84% and 0.66% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.91%; Class Y—0.66%; and Class P—0.66% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Characteristics
Weighted average duration	5.97 yrs.
Weighted average maturity	8.89 yrs.
Average coupon	2.76%
Top ten holdings	Percentage of net assets
UMBS TBA, 2.000%	3.3%
FNMA, 3.500% due 03/01/46	2.8
UMBS TBA, 2.500%	2.4
U.S. Treasury Bonds, 3.000% due 02/15/47	2.4
U.S. Treasury Notes, 0.625% due 05/15/30	2.1
FNMA, 3.000% due 03/01/47	1.7
UMBS TBA, 4.000%	1.6
U.S. Treasury Notes, 0.375% due 07/31/27	1.6
U.S. Treasury Bonds, 1.125% due 08/15/40	1.5
U.S. Treasury Notes, 0.875% due 11/15/30	1.4
Total	20.8%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	97.8%
United Kingdom	1.7
France	1.5
Japan	1.1
Netherlands	1.0
Total	103.1%
Asset allocation	Percentage of net assets
Corporate bonds	37.4%
U.S. government agency obligations	28.6
U.S. Treasury obligations	24.0
Short-term investments	7.1
Mortgage-backed securities	6.8
Asset-backed securities	2.4
Non-U.S. government agency obligations	2.1
Municipal bonds	0.4
Options and swaptions purchased	0.4
Investments sold short	(5.6)
Cash equivalents and liabilities in excess of other assets	(3.6)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Asset-backed securities—2.4%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[2]	449,217	$484,900
Chesapeake Funding II LLC, Series 2018-1A, Class A1, 3.040%, due 04/15/30[2]	387,792	392,287
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554%, due 12/05/22[2,3]	652,879	660,497
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, due 11/15/28[2]	630,000	646,557
Series 2020-2A, Class A, 1.370%, due 07/16/29[2]	180,000	182,591
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.500%, due 01/25/30[2]	29,060	29,193
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + 0.240%, 0.370%, due 10/25/34[2,4]	39,128	39,102
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A, 2.730%, due 04/25/28[2]	55,635	56,879
Lehman XS Trust, Series 2005-6, Class 1A1, 1 mo. USD LIBOR + 0.520%, 0.650%, due 11/25/35[4]	115,036	106,757
Navient Private Education Loan Trust, Series 2020-IA, Class B, 2.950%, due 04/15/69[2]	100,000	100,273
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD LIBOR + 1.050%, 1.177%, due 12/15/59[2,4]	420,000	424,717
Series 2021-A, Class A, 0.840%, due 05/15/69[2]	140,000	140,009
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[2]	87,626	90,417
Nissan Master Owner Trust Receivables, Series 2019-B, Class A, 1 mo. USD LIBOR + 0.430%, 0.557%, due 11/15/23[4]	410,000	411,071
PFS Financing Corp., Series 2020-E, Class A, 1.000%, due 10/15/25[2]	470,000	473,296
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + 0.560%, 0.690%, due 05/25/36[4]	388	388
Sesac Finance LLC, Series 2019-1, Class A2, 5.216%, due 07/25/49[2]	118,200	125,106
	Face amount[1]		Value
Asset-backed securities—(concluded)
SLM Private Education Loan Trust, Series 2010-C, Class A5, 1 mo. USD LIBOR + 4.750%, 4.877%, due 10/15/41[2,4]		475,000	$516,296
SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.877%, due 10/15/35[2,4]		146,955	147,321
Series 2018-A, Class A2B, 1 mo. USD LIBOR + 0.800%, 0.927%, due 02/15/36[2,4]		506,413	507,629
Series 2018-C, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.877%, due 11/15/35[2,4]		639,281	636,868
SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, due 08/25/33[2]		122,162	122,731
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, 1.880%, due 08/25/36[2,4]		36,809	37,243
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, 1.330%, due 06/25/33[2,4]		26,452	26,623
Series 2018-A, Class A2B, 2.950%, due 02/25/42[2]		226,075	231,043
SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.950%, due 02/15/46[2]		231,291	236,750
Westlake Automobile Receivables Trust, Series 2020-1A, Class A2, 1.440%, due 09/15/23[2]		850,580	855,738
Total asset-backed securities (cost—$7,555,533)			7,682,282
Corporate bonds—37.4%
Aerospace & defense—1.8%
Airbus SE 2.000%, due 04/07/28[5]	EUR	200,000	269,377
BAE Systems Holdings, Inc. 3.800%, due 10/07/24[2]		345,000	382,430
3.850%, due 12/15/25[2]		82,000	92,807
Boeing Co./The 3.825%, due 03/01/59		53,000	51,733
4.875%, due 05/01/25		169,000	190,772
General Dynamics Corp. 3.500%, due 04/01/27		226,000	257,958
3.750%, due 05/15/28		25,000	28,962
L3Harris Technologies, Inc. 3.850%, due 12/15/26		320,000	367,515
4.400%, due 06/15/28		154,000	182,430
Lockheed Martin Corp. 2.800%, due 06/15/50		130,000	134,861
3.800%, due 03/01/45		40,000	48,006
4.070%, due 12/15/42		80,000	99,925

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
Northrop Grumman Corp. 2.930%, due 01/15/25		489,000	$528,687
4.030%, due 10/15/47		107,000	129,688
Raytheon Technologies Corp. 2.150%, due 05/18/30	EUR	150,000	209,622
2.250%, due 07/01/30		85,000	88,360
3.100%, due 11/15/21		80,000	81,202
4.150%, due 05/15/45		141,000	170,491
4.200%, due 12/15/44		75,000	88,728
7.000%, due 11/01/28		24,000	32,258
7.200%, due 08/15/27		54,000	72,136
Rolls-Royce PLC 2.125%, due 06/18/21[5]	EUR	130,000	158,156
Spirit AeroSystems, Inc. 5.500%, due 01/15/25[2]		512,000	536,960
Thales SA 0.010%, due 05/31/22[5]	EUR	200,000	243,275
Thales SA GMTN 0.750%, due 06/07/23[5]	EUR	100,000	123,592
TransDigm, Inc. 6.250%, due 03/15/26[2]		170,000	179,809
8.000%, due 12/15/25[2]		994,000	1,087,188
			5,836,928
Agriculture—0.6%
Altria Group, Inc. 3.125%, due 06/15/31	EUR	260,000	375,975
5.800%, due 02/14/39		218,000	281,959
BAT Capital Corp. 2.726%, due 03/25/31		157,000	159,679
4.540%, due 08/15/47		57,000	62,186
4.906%, due 04/02/30		233,000	275,701
BAT International Finance PLC 0.875%, due 10/13/23[5]	EUR	155,000	192,086
1.250%, due 03/13/27[5]	EUR	100,000	126,381
1.668%, due 03/25/26		287,000	291,452
Philip Morris International, Inc. 1.450%, due 08/01/39	EUR	110,000	135,024
Reynolds American, Inc. 4.450%, due 06/12/25		49,000	55,463
5.850%, due 08/15/45		36,000	45,483
			2,001,389
Airlines—0.8%
Air Canada Pass-Through Trust 3.300%, due 01/15/30[2]		48,832	48,477
3.700%, due 01/15/26[2]		755	723
3.875%, due 03/15/23[2]		474,356	463,355
American Airlines Pass-Through Trust, Series 2015-2, Class AA, 3.600%, due 09/22/27		44,064	44,686
Series 2015-2, Class B, 4.400%, due 09/22/23		150,745	131,967
Series 2016-1, Class AA, 3.575%, due 01/15/28		54,993	55,152
	Face amount[1]	Value
Corporate bonds—(continued)
Airlines—(concluded)
Series 2016-1, Class B, 5.250%, due 01/15/24	41,757	$35,801
Series 2016-2, Class AA, 3.200%, due 06/15/28	44,523	44,042
Series 2016-2, Class B, 4.375%, due 06/15/24[2]	83,200	68,809
Series 2016-3, Class AA, 3.000%, due 10/15/28	106,019	104,723
Series 2016-3, Class B, 3.750%, due 10/15/25	735	636
Series 2017-1, Class AA, 3.150%, due 02/15/32	115,828	114,828
Series 2017-1, Class AA, 3.650%, due 02/15/29	33,979	34,379
Series 2017-1, Class B, 3.850%, due 02/15/28	126,890	107,177
Series 2017-1, Class B, 4.950%, due 02/15/25	449,939	383,069
Delta Airlines Pass-Through Trust, Series 2019-1, Class AA, 3.204%, due 04/25/24	120,000	124,221
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.750%, due 04/11/22	140,120	140,810
Series 2014-2, Class B, 4.625%, due 09/03/22	224,824	227,100
Series 2015-1, Class AA, 3.450%, due 12/01/27	36,773	37,671
Series 2016-1, Class AA, 3.100%, due 07/07/28	4,892	4,987
Series 2016-1, Class B, 3.650%, due 01/07/26	14,861	14,529
Series 2016-2, Class AA, 2.875%, due 10/07/28	63,106	63,147
Series 2016-2, Class B, 3.650%, due 10/07/25	8,174	7,990
Series 2018-1, Class AA, 3.500%, due 03/01/30	18,165	18,707
Series 2018-1, Class B, 4.600%, due 03/01/26	57,643	57,571
Series 2019-1, Class AA, 4.150%, due 08/25/31	64,928	67,858
Series 2019-2, Class AA, 2.700%, due 05/01/32	49,262	48,397
Series 2019-2, Class B, 3.500%, due 05/01/28	78,391	74,109
Series 2020-1, Class A, 5.875%, due 10/15/27	117,099	130,789
Series 2020-1, Class B, 4.875%, due 01/15/26[6]	40,000	40,800
		2,696,510

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Apparel—0.2%
Hanesbrands, Inc. 4.875%, due 05/15/26[2]		250,000	$270,625
LVMH Moet Hennessy Louis Vuitton SE 0.375%, due 05/26/22[5]	EUR	110,000	134,431
NIKE, Inc. 2.750%, due 03/27/27		196,000	215,651
3.375%, due 03/27/50		65,000	75,021
			695,728
Auto manufacturers—1.4%
American Honda Finance Corp. 1.375%, due 11/10/22	EUR	120,000	149,803
American Honda Finance Corp. GMTN 2.300%, due 09/09/26		3,000	3,220
Daimler Finance North America LLC 2.125%, due 03/10/25[2]		250,000	261,993
3.500%, due 08/03/25[2]		150,000	166,318
Daimler International Finance BV 0.250%, due 08/09/21[5]	EUR	165,000	200,834
0.250%, due 11/06/23[5]	EUR	60,000	73,300
General Motors Co. 4.875%, due 10/02/23		172,000	190,067
General Motors Financial Co., Inc. 2.750%, due 06/20/25		127,000	134,970
3.500%, due 11/07/24		5,000	5,420
4.000%, due 01/15/25		338,000	371,791
4.200%, due 03/01/21		18,000	18,000
4.250%, due 05/15/23		57,000	61,319
4.300%, due 07/13/25		120,000	134,339
5.200%, due 03/20/23		565,000	617,508
Hyundai Capital America 2.375%, due 02/10/23[2]		365,000	376,300
3.950%, due 02/01/22[2]		290,000	299,299
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[2]		200,000	207,040
3.750%, due 03/05/23[2,7]		350,000	371,328
Nissan Motor Co. Ltd. 4.810%, due 09/17/30[2]		200,000	222,875
Toyota Motor Credit Corp. GMTN 3.450%, due 09/20/23		10,000	10,804
Toyota Motor Credit Corp. MTN 3.000%, due 04/01/25		116,000	126,825
Toyota Motor Finance Netherlands BV 0.250%, due 01/10/22[5]	EUR	105,000	128,058
Volkswagen Financial Services AG 0.750%, due 10/14/21[5]	EUR	120,000	146,693
Volvo Treasury AB 3 mo. Euribor + 0.650%, 0.104%, due 09/13/21[4,5]	EUR	200,000	243,171
			4,521,275
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—0.1%
Conti-Gummi Finance BV 1.125%, due 09/25/24[5]	EUR	110,000	$138,393
Magna International, Inc. 2.450%, due 06/15/30		191,000	201,135
			339,528
Banks—7.9%
Banco de Sabadell SA (fixed, converts to FRN on 03/11/26), 1.125%, due 03/11/27[4,5]	EUR	200,000	249,655
Banco Santander SA 3.306%, due 06/27/29		200,000	222,953
Bank of America Corp. (fixed, converts to FRN on 10/26/30), 0.654%, due 10/26/31[4,5]	EUR	100,000	122,747
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23[4]		264,000	276,586
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26[4]		609,000	668,456
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28[4]		97,000	108,705
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24[4]		123,000	130,827
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28[4]		168,000	190,773
Series FF, (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[4,8]		90,000	99,627
Bank of America Corp. MTN (fixed, converts to FRN on 06/19/40), 2.676%, due 06/19/41[4]		22,000	21,984
(fixed, converts to FRN on 10/01/24), 3.093%, due 10/01/25[4]		56,000	60,644
(fixed, converts to FRN on 07/23/29), 3.194%, due 07/23/30[4]		924,000	1,017,771
(fixed, converts to FRN on 04/23/26), 3.559%, due 04/23/27[4]		216,000	242,250
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28[4]		840,000	957,479
3.875%, due 08/01/25		55,000	62,240
(fixed, converts to FRN on 04/23/39), 4.078%, due 04/23/40[4]		210,000	249,154
4.200%, due 08/26/24		101,000	112,825
4.450%, due 03/03/26		226,000	260,796
Bank of New York Mellon Corp./The, Series F, (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[4,8]		115,000	121,612
Bank of New York Mellon Corp./The MTN (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28[4]		90,000	102,073
Banque Federative du Credit Mutuel SA 0.125%, due 08/30/21[5]	EUR	200,000	243,577
0.750%, due 06/15/23[5]	EUR	100,000	124,362

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Barclays PLC (fixed, converts to FRN on 05/16/23), 4.338%, due 05/16/24[4]		571,000	$616,876
BNP Paribas SA (fixed, converts to FRN on 11/19/24), 2.819%, due 11/19/25[2,4]		400,000	426,556
BPCE SA 0.250%, due 01/15/26[5]	EUR	100,000	123,001
2.700%, due 10/01/29[2]		313,000	334,927
Citigroup, Inc. (fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31[4,7]		875,000	911,616
(fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30[4]		112,000	120,975
(fixed, converts to FRN on 07/24/27), 3.668%, due 07/24/28[4]		427,000	483,090
4.400%, due 06/10/25		85,000	96,418
Credit Mutuel Arkea SA 0.010%, due 01/28/26[5]	EUR	200,000	242,779
Credit Suisse Group AG (fixed, converts to FRN on 04/02/25), 3.250%, due 04/02/26[4,5]	EUR	200,000	273,012
Danske Bank A/S 1.226%, due 06/22/24[2]		578,000	585,457
5.000%, due 01/12/22[2]		250,000	260,301
5.375%, due 01/12/24[2]		360,000	405,364
Deutsche Bank AG 4.100%, due 01/13/26		45,000	49,935
Goldman Sachs Group, Inc./The 3 mo. Euribor + 0.550%, 0.002%, due 04/21/23[4,5]	EUR	230,000	279,714
3 mo. USD LIBOR + 0.780%, 0.992%, due 10/31/22[4]		65,000	65,303
3 mo. USD LIBOR + 1.170%, 1.391%, due 05/15/26[4]		155,000	158,143
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22[4]		445,000	453,090
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23[4]		79,000	81,537
(fixed, converts to FRN on 09/29/24), 3.272%, due 09/29/25[4]		209,000	227,549
3.500%, due 01/23/25		165,000	180,804
3.500%, due 04/01/25		805,000	888,613
3.500%, due 11/16/26		21,000	23,369
3.750%, due 05/22/25		357,000	397,503
HSBC Holdings PLC (fixed, converts to FRN on 06/19/28), 4.583%, due 06/19/29[4]		400,000	468,749
ING Bank N.V. (fixed, converts to FRN on 02/25/21), 3.625%, due 02/25/26[4,5]	EUR	200,000	243,239
JPMorgan Chase & Co. (fixed, converts to FRN on 03/13/25), 2.005%, due 03/13/26[4,7]		566,000	590,330
2.625%, due 04/23/21[5]	EUR	100,000	122,200
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29[4]		64,000	$71,669
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28[4]		1,227,000	1,404,383
3.900%, due 07/15/25		159,000	179,052
(fixed, converts to FRN on 01/29/26), 3.960%, due 01/29/27[4]		769,000	875,054
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29[4]		283,000	327,194
(fixed, converts to FRN on 12/05/23), 4.023%, due 12/05/24[4]		325,000	356,569
(fixed, converts to FRN on 02/22/47), 4.260%, due 02/22/48[4]		160,000	200,839
(fixed, converts to FRN on 12/05/28), 4.452%, due 12/05/29[4]		341,000	407,320
KBC Group N.V. 1.125%, due 01/25/24[5]	EUR	100,000	125,653
Lloyds Banking Group PLC (fixed, converts to FRN on 11/07/22), 2.907%, due 11/07/23[4]		200,000	208,257
4.050%, due 08/16/23		201,000	218,363
Mitsubishi UFJ Financial Group, Inc. 3.195%, due 07/18/29		200,000	222,014
Mizuho Financial Group, Inc. 0.523%, due 06/10/24[5]	EUR	100,000	123,451
(fixed, converts to FRN on 05/25/25), 2.226%, due 05/25/26[4]		455,000	476,284
(fixed, converts to FRN on 09/13/24), 2.555%, due 09/13/25[4]		200,000	211,599
(fixed, converts to FRN on 07/16/24), 2.839%, due 07/16/25[4]		280,000	299,812
Morgan Stanley GMTN (fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31[4]		317,000	336,967
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29[4]		1,143,000	1,301,266
(fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30[4]		285,000	340,922
Northern Trust Corp. 1.950%, due 05/01/30		53,000	54,295
3.150%, due 05/03/29		13,000	14,662
OP Corporate Bank PLC (fixed, converts to FRN on 06/09/25), 1.625%, due 06/09/30[4,5]	EUR	300,000	379,725
State Street Corp. 2.400%, due 01/24/30[7]		30,000	32,240
Series F, (fixed, converts to FRN on 03/15/21), 3.814%, due 03/15/21[4,8]		132,000	132,066
Series H, (fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[4,8]		125,000	131,250
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21		58,000	58,476
2.784%, due 07/12/22		105,000	108,685
2.934%, due 03/09/21		10,000	10,029

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
3.040%, due 07/16/29		200,000	$219,198
Toronto-Dominion Bank/The 0.375%, due 04/25/24[5]	EUR	200,000	246,421
Wells Fargo & Co. 1.125%, due 10/29/21[5]	EUR	155,000	190,338
3.000%, due 04/22/26		379,000	413,938
(fixed, converts to FRN on 04/30/40), 3.068%, due 04/30/41[4]		224,000	234,406
Wells Fargo & Co. MTN (fixed, converts to FRN on 02/11/25), 2.164%, due 02/11/26[4]		51,000	53,252
(fixed, converts to FRN on 10/30/24), 2.406%, due 10/30/25[4]		105,000	110,941
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31[4]		41,000	42,925
(fixed, converts to FRN on 10/30/29), 2.879%, due 10/30/30[4]		112,000	120,334
3.000%, due 02/19/25		55,000	59,484
3.550%, due 09/29/25		83,000	92,409
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28[4]		194,000	218,264
3.750%, due 01/24/24		434,000	472,144
			25,839,696
Beverages—0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36		1,105,000	1,364,845
Anheuser-Busch InBev Worldwide, Inc. 5.450%, due 01/23/39		34,000	44,648
Coca-Cola Co./The 1.650%, due 06/01/30		74,000	74,069
2.125%, due 09/06/29		65,000	67,958
3.450%, due 03/25/30		144,000	165,788
Keurig Dr. Pepper, Inc. 3.200%, due 05/01/30		60,000	66,572
Pernod Ricard SA 0.000%, due 10/24/23[5,9]	EUR	100,000	121,740
Suntory Holdings Ltd. 2.250%, due 10/16/24[2]		380,000	398,941
			2,304,561
Biotechnology—0.2%
Amgen, Inc. 3.150%, due 02/21/40		131,000	138,725
4.400%, due 05/01/45		87,000	109,124
Biogen, Inc. 2.250%, due 05/01/30		137,000	140,946
Gilead Sciences, Inc. 4.750%, due 03/01/46		216,000	278,237
			667,032
	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—0.2%
Carrier Global Corp. 2.242%, due 02/15/25		505,000	$530,922
Holcim Finance Luxembourg SA 0.500%, due 04/23/31[5]	EUR	100,000	121,428
			652,350
Chemicals—0.5%
Air Liquide Finance SA 0.375%, due 04/18/22[5]	EUR	100,000	122,062
Air Products & Chemicals, Inc. 2.800%, due 05/15/50		90,000	93,764
Covestro AG 0.875%, due 02/03/26[5]	EUR	70,000	88,269
Dow Chemical Co./The 1.125%, due 03/15/32	EUR	170,000	210,195
DuPont de Nemours, Inc. 4.493%, due 11/15/25		388,000	450,670
LYB International Finance III LLC 4.200%, due 05/01/50		65,000	73,453
LyondellBasell Industries N.V. 5.750%, due 04/15/24		204,000	233,738
Sherwin-Williams Co./The 2.750%, due 06/01/22		31,000	31,900
4.000%, due 12/15/42		5,000	5,662
4.200%, due 01/15/22		330,000	338,936
			1,648,649
Commercial banks—1.1%
Bank of America Corp. MTN (fixed, converts to FRN on 10/24/25), 1.197%, due 10/24/26[4]		136,000	137,349
(fixed, converts to FRN on 06/19/25), 1.319%, due 06/19/26[4]		229,000	231,787
(fixed, converts to FRN on 10/22/29), 2.884%, due 10/22/30[4]		16,000	17,232
(fixed, converts to FRN on 03/15/24), 3.458%, due 03/15/25[4]		226,000	245,291
Barclays PLC (fixed, converts to FRN on 04/02/24), 3.375%, due 04/02/25[4,5]	EUR	100,000	133,296
3.684%, due 01/10/23		432,000	444,398
BNP Paribas SA (fixed, converts to FRN on 01/19/29), 0.500%, due 01/19/30[4,5]	EUR	200,000	242,037
(fixed, converts to FRN on 01/13/26), 1.323%, due 01/13/27[2,4]		200,000	200,592
BPCE SA 0.625%, due 04/28/25[5]	EUR	100,000	124,833
Citigroup, Inc. (fixed, converts to FRN on 01/29/30), 2.666%, due 01/29/31[4]		46,000	48,389
4.450%, due 09/29/27		70,000	81,772
Credit Suisse Group AG (fixed, converts to FRN on 09/11/24), 2.593%, due 09/11/25[2,4]		250,000	263,797

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial banks—(concluded)
Deutsche Bank AG (fixed, converts to FRN on 11/24/25), 2.129%, due 11/24/26[4]		150,000	$152,213
ING Groep N.V. (fixed, converts to FRN on 09/03/24), 0.100%, due 09/03/25[4,5]	EUR	100,000	121,577
JPMorgan Chase & Co. (fixed, converts to FRN on 04/22/25), 2.083%, due 04/22/26[4]		68,000	71,128
KeyCorp, MTN 2.250%, due 04/06/27		31,000	33,041
Mitsubishi UFJ Financial Group, Inc. 2.048%, due 07/17/30		261,000	265,762
Mizuho Financial Group, Inc. (fixed, converts to FRN on 09/08/30), 1.979%, due 09/08/31[4]		201,000	201,061
Morgan Stanley (fixed, converts to FRN on 02/13/31), 1.794%, due 02/13/32[4]		453,000	446,636
			3,462,191
Commercial services—0.4%
Amadeus IT Group SA 1.875%, due 09/24/28[5]	EUR	200,000	259,064
2.875%, due 05/20/27[5]	EUR	100,000	136,977
APRR SA 0.010%, due 01/20/23[5]	EUR	100,000	121,889
Duke University 4.077%, due 10/01/48		91,000	114,141
Global Payments, Inc. 3.200%, due 08/15/29		89,000	97,313
PayPal Holdings, Inc. 1.650%, due 06/01/25		109,000	112,937
RELX Capital, Inc. 3.000%, due 05/22/30		194,000	211,186
3.500%, due 03/16/23		230,000	243,969
4.000%, due 03/18/29		85,000	99,368
			1,396,844
Computers—0.8%
Apple, Inc. 1.000%, due 11/10/22	EUR	165,000	204,952
2.550%, due 08/20/60		92,000	88,102
3.850%, due 05/04/43		154,000	187,466
Dell International LLC/EMC Corp. 8.100%, due 07/15/36[2]		209,000	305,600
Hewlett Packard Enterprise Co. 4.650%, due 10/01/24		164,000	185,882
International Business Machines Corp. 0.500%, due 09/07/21	EUR	300,000	365,876
2.850%, due 05/15/40		315,000	326,040
3.300%, due 05/15/26		182,000	203,880
Leidos, Inc. 2.300%, due 02/15/31[2]		107,000	107,498
4.375%, due 05/15/30[2]		421,000	497,976
			2,473,272
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—0.7%
Capital One Financial Corp. 1.650%, due 06/12/29	EUR	200,000	$260,490
3.750%, due 03/09/27		70,000	79,799
Charles Schwab Corp./The 1.650%, due 03/11/31		72,000	70,974
3.250%, due 05/22/29[7]		29,000	32,759
Series E, (fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[4,8]		190,000	191,425
FCA Bank SpA 0.500%, due 09/18/23[5]	EUR	100,000	122,760
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35		400,000	468,271
Intercontinental Exchange, Inc. 2.100%, due 06/15/30		272,000	275,895
Mastercard, Inc. 1.100%, due 12/01/22	EUR	265,000	328,878
2.950%, due 06/01/29		58,000	64,386
3.350%, due 03/26/30		122,000	140,017
PSA Banque France SA 0.010%, due 01/22/25[5]	EUR	100,000	121,332
Synchrony Financial 4.250%, due 08/15/24		8,000	8,792
Visa, Inc. 2.700%, due 04/15/40		121,000	127,005
			2,292,783
Electric—2.7%
AEP Texas, Inc., Series H, 3.450%, due 01/15/50		153,000	166,262
AEP Transmission Co. LLC 3.150%, due 09/15/49		95,000	101,975
3.750%, due 12/01/47		62,000	73,129
4.250%, due 09/15/48		62,000	78,744
Alabama Power Co. 3.450%, due 10/01/49		42,000	47,446
4.150%, due 08/15/44		124,000	151,709
Ameren Illinois Co. 3.250%, due 03/15/50		110,000	121,750
3.800%, due 05/15/28		50,000	57,734
Baltimore Gas & Electric Co. 3.750%, due 08/15/47		204,000	241,608
CenterPoint Energy Houston Electric LLC 3.550%, due 08/01/42		33,000	38,198
Commonwealth Edison Co. 4.600%, due 08/15/43		15,000	19,296
Consumers Energy Co. 3.500%, due 08/01/51		191,000	224,721
3.750%, due 02/15/50		98,000	118,947
3.800%, due 11/15/28		47,000	54,941
Dayton Power & Light Co./The 3.950%, due 06/15/49		112,000	128,677
DTE Electric Co. 3.950%, due 03/01/49		160,000	199,911

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(continued)
Duke Energy Carolinas LLC 3.875%, due 03/15/46		194,000	$229,898
3.950%, due 03/15/48		3,000	3,629
Duke Energy Florida LLC 1.750%, due 06/15/30		175,000	176,349
2.500%, due 12/01/29		350,000	376,429
3.400%, due 10/01/46		55,000	61,186
4.200%, due 07/15/48		38,000	47,553
Duke Energy Ohio, Inc. 3.650%, due 02/01/29		110,000	125,692
3.700%, due 06/15/46		85,000	96,163
Duke Energy Progress LLC 3.700%, due 09/01/28		15,000	17,348
4.100%, due 05/15/42		131,000	158,785
4.100%, due 03/15/43		50,000	59,955
4.200%, due 08/15/45		75,000	92,312
E.ON International Finance BV 0.750%, due 11/30/22[5]	EUR	45,000	55,429
E.ON SE 0.010%, due 10/24/22[5]	EUR	220,000	268,024
Edison International 3.125%, due 11/15/22		24,000	24,930
Engie SA 0.375%, due 02/28/23[5]	EUR	200,000	245,285
Entergy Louisiana LLC 1.600%, due 12/15/30		129,000	127,726
4.000%, due 03/15/33		78,000	95,186
4.200%, due 09/01/48		61,000	76,166
5.400%, due 11/01/24		35,000	41,055
Entergy Texas, Inc. 2.550%, due 06/01/21		45,000	45,243
ESB Finance DAC 3.494%, due 01/12/24[5]	EUR	100,000	134,103
Exelon Corp. 2.450%, due 04/15/21		5,000	5,013
5.625%, due 06/15/35		99,000	133,854
FirstEnergy Corp. 2.050%, due 03/01/25		29,000	28,928
2.650%, due 03/01/30		153,000	151,470
Series C, 3.400%, due 03/01/50[7]		111,000	104,395
FirstEnergy Transmission LLC 4.350%, due 01/15/25[2]		202,000	221,976
4.550%, due 04/01/49[2]		125,000	141,273
5.450%, due 07/15/44[2]		60,000	74,122
Florida Power & Light Co. 3.150%, due 10/01/49		60,000	66,629
3.700%, due 12/01/47		142,000	170,929
3.950%, due 03/01/48		129,000	161,621
3.990%, due 03/01/49		28,000	35,322
5.250%, due 02/01/41		5,000	6,948
5.650%, due 02/01/37		7,000	9,697
Iberdrola International BV, Series NC5, (fixed, converts to FRN on 01/28/26), 1.874%, due 01/28/26[4,5,8]	EUR	200,000	248,474
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
MidAmerican Energy Co. 3.100%, due 05/01/27		105,000	$117,934
3.150%, due 04/15/50		70,000	77,112
3.650%, due 04/15/29		204,000	239,423
3.650%, due 08/01/48		34,000	40,015
Northern States Power Co. 2.600%, due 06/01/51		86,000	86,978
2.900%, due 03/01/50		30,000	31,910
4.000%, due 08/15/45		28,000	35,457
NRG Energy, Inc. 2.450%, due 12/02/27[2]		231,000	241,228
Ohio Power Co. 4.150%, due 04/01/48		40,000	49,804
Series G, 6.600%, due 02/15/33		60,000	83,181
Oncor Electric Delivery Co. LLC 3.100%, due 09/15/49		50,000	55,305
3.700%, due 11/15/28		265,000	309,427
3.800%, due 09/30/47		28,000	33,711
Public Service Electric & Gas Co. MTN 2.050%, due 08/01/50		55,000	49,077
3.650%, due 09/01/28		100,000	115,038
RTE Reseau de Transport d'Electricite SADIR 4.125%, due 02/03/21	EUR	100,000	121,370
Southern California Edison Co. 1.845%, due 02/01/22		11,786	11,808
Series 20A, 2.950%, due 02/01/51		34,000	32,542
Series 20C, 1.200%, due 02/01/26		185,000	186,331
Series A, 4.200%, due 03/01/29		149,000	174,257
Series E, 3.700%, due 08/01/25		168,000	186,761
Tampa Electric Co. 4.200%, due 05/15/45		42,000	49,898
4.450%, due 06/15/49		59,000	76,042
Virginia Electric and Power Co., Series A, 6.000%, due 05/15/37		26,000	37,179
Series B, 4.200%, due 05/15/45		190,000	237,455
Series B, 6.000%, due 01/15/36		40,000	57,172
Vistra Operations Co. LLC 4.300%, due 07/15/29[2,7]		277,000	318,585
			8,999,145
Electrical components & equipment—0.2%
Eaton Capital Unlimited Co. 0.021%, due 05/14/21[5]	EUR	255,000	309,607
Schneider Electric SE 0.000%, due 06/12/23[5,9]	EUR	100,000	122,055
0.250%, due 09/09/24[5]	EUR	100,000	123,174
			554,836

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—0.2%
Amphenol Technologies Holding GmbH 0.750%, due 05/04/26[5]	EUR	135,000	$169,477
Honeywell International, Inc. 0.750%, due 03/10/32	EUR	140,000	176,542
Roper Technologies, Inc. 1.000%, due 09/15/25		151,000	151,872
Tyco Electronics Group SA 3.450%, due 08/01/24		10,000	10,804
			508,695
Environmental control—0.1%
Republic Services, Inc. 2.300%, due 03/01/30		46,000	47,819
3.950%, due 05/15/28		60,000	69,631
Waste Management, Inc. 1.150%, due 03/15/28		36,000	35,604
4.150%, due 07/15/49		43,000	53,400
			206,454
Food—0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.250%, due 03/15/26[2]		140,000	141,050
4.625%, due 01/15/27[2]		563,000	590,387
General Mills, Inc. 0.450%, due 01/15/26	EUR	100,000	123,942
Mondelez International, Inc. 2.750%, due 04/13/30		87,000	94,033
Seven & I Holdings Co. Ltd. 3.350%, due 09/17/21[2]		230,000	234,107
			1,183,519
Forest Products & Paper—0.1%
Georgia-Pacific LLC 1.750%, due 09/30/25[2]		80,000	83,235
International Paper Co. 4.400%, due 08/15/47		67,000	84,779
			168,014
Gas—0.1%
CenterPoint Energy Resources Corp. 1.750%, due 10/01/30		185,000	183,162
Piedmont Natural Gas Co., Inc. 3.500%, due 06/01/29		87,000	98,484
Redexis Gas Finance BV 1.875%, due 05/28/25[5]	EUR	100,000	129,116
			410,762
Healthcare-products—0.3%
Abbott Ireland Financing DAC 0.100%, due 11/19/24[5]	EUR	100,000	122,428
0.875%, due 09/27/23[5]	EUR	100,000	124,825
Boston Scientific Corp. 2.650%, due 06/01/30		73,000	77,296
DH Europe Finance II SARL 0.200%, due 03/18/26	EUR	130,000	158,870
	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
1.800%, due 09/18/49	EUR	100,000	$134,708
Medtronic Global Holdings SCA 1.500%, due 07/02/39	EUR	100,000	132,696
1.750%, due 07/02/49	EUR	100,000	135,911
Thermo Fisher Scientific, Inc. 1.875%, due 10/01/49	EUR	100,000	135,986
			1,022,720
Healthcare-services—0.6%
Aetna, Inc. 4.500%, due 05/15/42		25,000	30,144
AHS Hospital Corp., Series 2021, 2.780%, due 07/01/51		40,000	40,729
Anthem, Inc. 3.500%, due 08/15/24		11,000	12,043
4.650%, due 01/15/43		37,000	47,239
4.850%, due 08/15/54		27,000	33,764
CommonSpirit Health 2.782%, due 10/01/30		57,000	60,088
3.910%, due 10/01/50		110,000	121,988
HCA, Inc. 5.000%, due 03/15/24		114,000	128,399
5.250%, due 04/15/25		297,000	346,395
5.250%, due 06/15/26		125,000	147,704
Humana, Inc. 3.850%, due 10/01/24		49,000	54,116
4.500%, due 04/01/25		208,000	238,293
Methodist Hospital/The, Series 20A, 2.705%, due 12/01/50		187,000	188,552
New York and Presbyterian Hospital/The, Series 2019, 3.954%, due 08/01/19		161,000	183,557
UnitedHealth Group, Inc. 4.750%, due 07/15/45		308,000	416,412
			2,049,423
Insurance—0.4%
American International Group, Inc. 3.400%, due 06/30/30		148,000	165,156
Aon Corp. 2.800%, due 05/15/30		151,000	162,578
Aon PLC 4.450%, due 05/24/43		64,000	77,756
4.600%, due 06/14/44		56,000	71,893
4.750%, due 05/15/45		2,000	2,619
Hartford Financial Services Group, Inc./The 4.300%, due 04/15/43		30,000	36,749
Marsh & McLennan Cos., Inc. 1.979%, due 03/21/30	EUR	165,000	228,008
2.250%, due 11/15/30		125,000	129,728
4.375%, due 03/15/29		45,000	54,019
Metropolitan Life Global Funding I 0.010%, due 09/23/22[5]	EUR	100,000	121,836

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—(concluded)
Metropolitan Life Global Funding I GMTN 1.250%, due 09/17/21[5]	EUR	115,000	$140,979
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]		47,000	57,334
Willis North America, Inc. 2.950%, due 09/15/29		75,000	80,925
			1,329,580
Internet—0.3%
Amazon.com, Inc. 3.875%, due 08/22/37		82,000	99,812
Booking Holdings, Inc. 4.100%, due 04/13/25		100,000	112,825
Expedia Group, Inc. 3.250%, due 02/15/30		20,000	20,477
5.000%, due 02/15/26		115,000	128,551
Netflix, Inc. 5.750%, due 03/01/24		231,000	262,428
Tencent Holdings Ltd. 2.985%, due 01/19/23[2]		200,000	207,250
Twitter, Inc. 3.875%, due 12/15/27[2]		200,000	210,492
			1,041,835
Investment companies—0.1%
Ares Capital Corp. 4.250%, due 03/01/25		330,000	357,327
Machinery-diversified—0.2%
KION Group AG 1.625%, due 09/24/25[5]	EUR	200,000	251,564
Nvent Finance SARL 3.950%, due 04/15/23		247,000	258,704
Otis Worldwide Corp. 2.565%, due 02/15/30		80,000	84,561
			594,829
Media—2.0%
AMC Networks, Inc. 5.000%, due 04/01/24		905,000	919,371
Charter Communications Operating LLC/ Charter Communications Operating Capital 5.375%, due 05/01/47		611,000	742,592
5.750%, due 04/01/48		25,000	31,710
Comcast Corp. 1.950%, due 01/15/31		106,000	107,272
2.650%, due 02/01/30[7]		529,000	568,882
2.650%, due 08/15/62		205,000	190,719
3.300%, due 02/01/27		48,000	53,842
3.300%, due 04/01/27		234,000	263,545
3.400%, due 04/01/30		284,000	322,665
3.400%, due 07/15/46		48,000	52,728
4.000%, due 08/15/47		72,000	86,507
4.049%, due 11/01/52		36,000	43,934
4.600%, due 08/15/45		31,000	40,192
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Cox Communications, Inc. 3.150%, due 08/15/24[2]		215,000	$232,416
3.250%, due 12/15/22[2]		60,000	63,153
3.350%, due 09/15/26[2]		9,000	10,013
4.800%, due 02/01/35[2]		4,000	4,972
Discovery Communications LLC 1.900%, due 03/19/27	EUR	225,000	294,303
Informa PLC 1.250%, due 04/22/28[5]	EUR	100,000	122,797
2.125%, due 10/06/25[5]	EUR	130,000	167,409
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[2,8]		1,140,000	1,142,850
NBCUniversal Media LLC 4.450%, due 01/15/43		15,000	18,965
5.950%, due 04/01/41		128,000	188,089
RELX Finance BV 0.010%, due 03/18/24[5]	EUR	100,000	121,708
Sirius XM Radio, Inc. 4.625%, due 07/15/24[2]		346,000	357,750
Sky Ltd. 1.500%, due 09/15/21[5]	EUR	100,000	122,741
ViacomCBS, Inc. 5.850%, due 09/01/43		81,000	110,088
Walt Disney Co./The 2.000%, due 09/01/29		271,000	278,235
			6,659,448
Mining—0.1%
Anglo American Capital PLC 2.625%, due 09/10/30[2]		200,000	205,308
Newmont Corp. 4.875%, due 03/15/42		18,000	23,837
			229,145
Miscellaneous manufacturers—0.2%
3M Co. 0.950%, due 05/15/23	EUR	130,000	162,256
General Electric Co. GMTN 6.875%, due 01/10/39		43,000	62,045
Parker-Hannifin Corp. 3.250%, due 06/14/29		34,000	37,909
Siemens Financieringsmaatschappij N.V. 0.010%, due 09/05/21[5]	EUR	370,000	449,811
			712,021
Oil & gas—1.1%
BP Capital Markets America, Inc. 3.119%, due 05/04/26		57,000	62,772
3.410%, due 02/11/26		75,000	83,479
BP Capital Markets PLC (fixed, converts to FRN on 03/22/26), 3.250%, due 03/22/26[4,5,8]	EUR	135,000	174,827
Chevron Corp. 3.078%, due 05/11/50		45,000	46,878
Ecopetrol SA 4.125%, due 01/16/25		195,000	210,015

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Equinor ASA 1.375%, due 05/22/32[5]	EUR	100,000	$134,922
Exxon Mobil Corp. 1.408%, due 06/26/39	EUR	270,000	341,079
Marathon Oil Corp. 2.800%, due 11/01/22		314,000	322,072
3.850%, due 06/01/25		147,000	158,560
Marathon Petroleum Corp. 4.500%, due 05/01/23		206,000	222,874
Shell International Finance BV 2.375%, due 11/07/29		425,000	448,176
4.550%, due 08/12/43		41,000	52,124
Suncor Energy, Inc. 6.500%, due 06/15/38		37,000	50,879
9.250%, due 10/15/21		30,000	31,779
Total Capital International SA 2.125%, due 11/19/21[5]	EUR	100,000	123,764
2.125%, due 03/15/23[5]	EUR	100,000	127,619
TOTAL SE (fixed, converts to FRN on 02/26/25), 2.625%, due 02/26/25[4,5,8]	EUR	100,000	128,193
(fixed, converts to FRN on 10/06/26), 3.369%, due 10/06/26[4,5,8]	EUR	100,000	134,249
Series NC7, (fixed, converts to FRN on 10/25/27), 1.625%, due 10/25/27[4,5,8]	EUR	120,000	146,536
Viper Energy Partners LP 5.375%, due 11/01/27[2]		705,000	740,250
			3,741,047
Packaging & containers—0.1%
Ball Corp. 2.875%, due 08/15/30		195,000	194,083
Sealed Air Corp. 4.000%, due 12/01/27[2]		155,000	164,688
			358,771
Pharmaceuticals—1.5%
AbbVie, Inc. 4.050%, due 11/21/39		97,000	113,720
4.500%, due 05/14/35		311,000	383,239
4.550%, due 03/15/35		209,000	258,158
4.625%, due 10/01/42		34,000	42,043
AstraZeneca PLC 1.375%, due 08/06/30		80,000	77,266
3.375%, due 11/16/25		262,000	291,864
Bayer AG 1.125%, due 01/06/30[5]	EUR	200,000	252,411
1.375%, due 07/06/32[5]	EUR	200,000	255,224
Becton Dickinson and Co. 1.401%, due 05/24/23	EUR	100,000	125,102
Bristol-Myers Squibb Co. 3.450%, due 11/15/27		24,000	27,571
Cigna Corp. 3.250%, due 04/15/25		71,000	77,580
3.500%, due 06/15/24		125,000	136,186
	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
3.750%, due 07/15/23		246,000	$265,380
4.125%, due 11/15/25		405,000	464,528
CVS Health Corp. 3.000%, due 08/15/26		188,000	206,042
3.875%, due 07/20/25		107,000	120,277
4.300%, due 03/25/28		206,000	241,994
5.050%, due 03/25/48		24,000	31,422
5.125%, due 07/20/45		218,000	285,059
Eli Lilly and Co. 1.700%, due 11/01/49	EUR	100,000	140,700
Merck & Co., Inc. 1.450%, due 06/24/30		55,000	54,347
Merck KGaA (fixed, converts to FRN on 09/18/24), 1.625%, due 06/25/79[4,5]	EUR	100,000	123,958
Pfizer, Inc. 1.700%, due 05/28/30		24,000	24,291
2.625%, due 04/01/30		133,000	145,177
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26		141,000	156,614
Takeda Pharmaceutical Co. Ltd. 2.000%, due 07/09/40	EUR	150,000	204,014
2.050%, due 03/31/30		200,000	202,105
Upjohn Finance BV 1.023%, due 06/23/24[5]	EUR	140,000	174,992
			4,881,264
Pipelines—1.7%
Cameron LNG LLC 3.302%, due 01/15/35[2]		135,000	148,669
3.402%, due 01/15/38[2]		145,000	155,347
Cheniere Energy Partners LP 4.500%, due 10/01/29		60,000	64,500
5.250%, due 10/01/25		360,000	369,450
5.625%, due 10/01/26		545,000	566,991
Energy Transfer Operating LP 5.500%, due 06/01/27		30,000	35,442
Enterprise Products Operating LLC 4.850%, due 08/15/42		105,000	126,810
Kinder Morgan Energy Partners LP 5.500%, due 03/01/44		15,000	18,359
Kinder Morgan Energy Partners LP, MTN 6.950%, due 01/15/38		73,000	99,725
NGPL PipeCo LLC 4.375%, due 08/15/22[2,7]		547,000	572,443
7.768%, due 12/15/37[2]		40,000	54,119
Northern Natural Gas Co. 4.300%, due 01/15/49[2]		117,000	139,346
Northwest Pipeline LLC 4.000%, due 04/01/27		205,000	233,813
Sabine Pass Liquefaction LLC 4.200%, due 03/15/28		70,000	79,451
5.000%, due 03/15/27		84,000	99,310
5.625%, due 03/01/25		146,000	170,309
Sunoco Logistics Partners Operations LP 3.900%, due 07/15/26		152,000	166,397

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
4.000%, due 10/01/27		293,000	$322,908
6.100%, due 02/15/42		15,000	16,946
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, due 02/01/25		350,000	359,485
Texas Eastern Transmission LP 2.800%, due 10/15/22[2]		45,000	46,488
3.500%, due 01/15/28[2]		115,000	126,246
4.150%, due 01/15/48[2]		209,000	227,244
TransCanada Pipelines Ltd. 4.625%, due 03/01/34		58,000	69,709
Transcontinental Gas Pipe Line Co. LLC 4.000%, due 03/15/28		268,000	305,917
4.600%, due 03/15/48		41,000	48,567
7.850%, due 02/01/26		410,000	532,967
Williams Cos., Inc./The 7.875%, due 09/01/21		280,000	292,024
Series A, 7.500%, due 01/15/31		40,000	54,308
			5,503,290
Real estate—0.2%
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[2]		200,000	206,399
Vonovia Finance BV 0.125%, due 04/06/23[5]	EUR	200,000	244,223
0.750%, due 01/25/22[5]	EUR	100,000	122,486
			573,108
Real estate investment trusts—1.0%
American Tower Corp. 0.500%, due 01/15/28	EUR	200,000	243,226
2.100%, due 06/15/30		176,000	177,238
3.800%, due 08/15/29		117,000	133,054
3.950%, due 03/15/29		55,000	62,937
Boston Properties LP 2.900%, due 03/15/30[7]		79,000	83,689
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23		460,000	492,813
Crown Castle International Corp. 3.100%, due 11/15/29		137,000	148,589
3.300%, due 07/01/30		213,000	233,622
3.700%, due 06/15/26		20,000	22,440
4.450%, due 02/15/26		45,000	51,771
5.200%, due 02/15/49		22,000	29,158
Digital Dutch Finco BV 1.000%, due 01/15/32[5]	EUR	110,000	136,758
1.500%, due 03/15/30[5]	EUR	100,000	130,702
Equinix, Inc. 1.000%, due 09/15/25		31,000	31,019
3.200%, due 11/18/29		86,000	93,048
GLP Capital LP/GLP Financing II, Inc. 4.000%, due 01/15/31		202,000	219,837
5.300%, due 01/15/29		43,000	50,360
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Prologis Euro Finance LLC 1.500%, due 09/10/49	EUR	100,000	$128,820
Realty Income Corp. 3.000%, due 01/15/27		45,000	49,545
3.250%, due 01/15/31		94,000	104,676
SBA Communications Corp. 3.125%, due 02/01/29[2]		121,000	120,697
Simon International Finance SCA 1.375%, due 11/18/22[5]	EUR	105,000	130,338
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]		250,000	258,587
			3,132,924
Retail—0.4%
7-Eleven, Inc. 1.800%, due 02/10/31[2]		182,000	180,713
Dollar General Corp. 3.500%, due 04/03/30		65,000	73,784
Home Depot, Inc./The 4.200%, due 04/01/43		36,000	44,892
5.950%, due 04/01/41		7,000	10,580
Lowe's Cos., Inc. 3.650%, due 04/05/29		80,000	91,596
4.000%, due 04/15/25		274,000	309,459
McDonald's Corp. MTN 2.125%, due 03/01/30		63,000	65,002
3.600%, due 07/01/30		125,000	143,398
4.450%, due 03/01/47		93,000	115,825
4.875%, due 12/09/45		51,000	66,888
Starbucks Corp. 2.550%, due 11/15/30		202,000	214,244
Walmart, Inc. 3.250%, due 07/08/29		39,000	44,649
			1,361,030
Semiconductors—1.0%
Applied Materials, Inc. 1.750%, due 06/01/30		201,000	203,414
3.300%, due 04/01/27		24,000	27,185
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27		198,000	221,175
Broadcom, Inc. 4.110%, due 09/15/28		72,000	81,276
4.150%, due 11/15/30		230,000	260,519
4.300%, due 11/15/32		108,000	124,744
4.700%, due 04/15/25		88,000	100,450
4.750%, due 04/15/29		113,000	132,200
5.000%, due 04/15/30		88,000	104,757
Intel Corp. 2.450%, due 11/15/29		177,000	189,468
KLA Corp. 3.300%, due 03/01/50		27,000	29,678
4.100%, due 03/15/29		167,000	197,486
4.650%, due 11/01/24		206,000	233,485
5.000%, due 03/15/49		45,000	61,475

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—(concluded)
Lam Research Corp. 3.750%, due 03/15/26		271,000	$308,589
4.875%, due 03/15/49		62,000	88,218
NVIDIA Corp. 2.850%, due 04/01/30		176,000	193,978
3.200%, due 09/16/26		134,000	150,425
3.500%, due 04/01/50		21,000	24,159
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.400%, due 05/01/30[2,7]		79,000	88,224
4.300%, due 06/18/29[2]		335,000	391,005
QUALCOMM, Inc. 4.300%, due 05/20/47		126,000	163,467
Texas Instruments, Inc. 1.750%, due 05/04/30		64,000	64,777
			3,440,154
Shipbuilding—0.1%
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27		155,000	173,871
3.844%, due 05/01/25		56,000	62,500
			236,371
Software—1.3%
Activision Blizzard, Inc. 2.500%, due 09/15/50		108,000	99,001
3.400%, due 09/15/26		178,000	200,776
Autodesk, Inc. 2.850%, due 01/15/30		169,000	182,574
4.375%, due 06/15/25		94,000	106,475
Fidelity National Information Services, Inc. 0.125%, due 12/03/22	EUR	100,000	121,968
0.750%, due 05/21/23	EUR	200,000	247,367
1.000%, due 12/03/28	EUR	170,000	215,540
2.950%, due 05/21/39	EUR	100,000	153,839
Fiserv, Inc. 1.625%, due 07/01/30	EUR	150,000	200,130
2.650%, due 06/01/30		124,000	131,680
3.500%, due 07/01/29		162,000	182,583
4.200%, due 10/01/28		50,000	59,028
Microsoft Corp. 3.700%, due 08/08/46		107,000	131,572
4.200%, due 11/03/35		56,000	71,582
MSCI, Inc. 3.875%, due 02/15/31[2]		512,000	544,666
Oracle Corp. 2.800%, due 04/01/27		716,000	782,531
2.950%, due 11/15/24		142,000	153,971
3.600%, due 04/01/40[7]		102,000	114,781
3.800%, due 11/15/37[7]		353,000	412,597
3.850%, due 07/15/36		42,000	49,748
3.900%, due 05/15/35		33,000	39,336
4.300%, due 07/08/34		98,000	120,190
			4,321,935
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—2.6%
AT&T, Inc. 1.650%, due 02/01/28		71,000	$71,445
2.550%, due 12/01/33[2]		504,000	502,508
2.600%, due 05/19/38	EUR	100,000	140,416
2.750%, due 06/01/31		477,000	498,512
3.550%, due 09/15/55[2]		206,000	197,172
3.800%, due 12/01/57[2]		13,000	12,993
4.300%, due 02/15/30		220,000	258,104
4.500%, due 05/15/35		158,000	187,484
CommScope, Inc. 6.000%, due 03/01/26[2]		313,000	331,389
Corning, Inc. 4.375%, due 11/15/57		27,000	31,836
Level 3 Financing, Inc. 3.625%, due 01/15/29[2]		517,000	514,421
Motorola Solutions, Inc. 2.300%, due 11/15/30		87,000	87,226
4.600%, due 05/23/29		126,000	149,665
5.500%, due 09/01/44		71,000	90,616
SES SA GMTN 2.000%, due 07/02/28[5]	EUR	100,000	132,549
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[2,10]		539,063	543,833
T-Mobile USA, Inc. 2.250%, due 02/15/26		225,000	227,372
3.750%, due 04/15/27[2]		1,220,000	1,371,048
Telenor ASA 0.010%, due 09/25/23[5]	EUR	100,000	122,077
Telstra Corp. Ltd. 3.500%, due 09/21/22[5]	EUR	265,000	341,134
Verizon Communications, Inc. 1.500%, due 09/18/30		558,000	540,989
1.750%, due 01/20/31		74,000	72,790
3.150%, due 03/22/30		248,000	273,035
3.875%, due 02/08/29[7]		99,000	114,565
4.125%, due 03/16/27		189,000	221,796
4.272%, due 01/15/36		391,000	475,883
4.329%, due 09/21/28		150,000	178,526
4.500%, due 08/10/33		101,000	124,539
4.862%, due 08/21/46		117,000	151,545
Vodafone Group PLC 4.125%, due 05/30/25		289,000	328,347
4.375%, due 02/19/43		162,000	194,034
			8,487,849
Toys/Games/Hobbies—0.0%†
Hasbro, Inc. 2.600%, due 11/19/22		79,000	81,885
Transportation—0.8%
Burlington Northern Santa Fe LLC 4.150%, due 12/15/48		24,000	30,360
Canadian Pacific Railway Co. 2.050%, due 03/05/30		32,000	33,052

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
Transportation—(concluded)
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		435,000	$452,400
CSX Corp. 2.600%, due 11/01/26		234,000	254,746
3.800%, due 11/01/46		61,000	70,589
4.300%, due 03/01/48[7]		15,000	18,556
5.500%, due 04/15/41		6,000	8,356
FedEx Corp. 1.300%, due 08/05/31	EUR	145,000	190,279
3.875%, due 08/01/42		17,000	19,090
Norfolk Southern Corp. 2.550%, due 11/01/29		97,000	103,722
2.900%, due 06/15/26		42,000	46,138
3.400%, due 11/01/49		65,000	71,152
4.450%, due 06/15/45		25,000	31,565
Ryder System, Inc. MTN 2.500%, due 09/01/24		218,000	231,202
4.625%, due 06/01/25		105,000	121,048
Union Pacific Corp. 3.799%, due 10/01/51		232,000	271,329
United Parcel Service, Inc. 0.375%, due 11/15/23	EUR	120,000	147,913
2.500%, due 09/01/29		63,000	67,470
3.400%, due 03/15/29		207,000	235,137
4.450%, due 04/01/30		108,000	132,745
			2,536,849
Trucking & leasing—0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. 1.200%, due 11/15/25[2]		141,000	141,773
2.700%, due 11/01/24[2]		95,000	101,473
4.000%, due 07/15/25[2]		25,000	28,142
			271,388
Water—0.1%
Veolia Environnement SA 0.672%, due 03/30/22[5]	EUR	300,000	367,156
Total corporate bonds (cost—$116,779,052)			122,151,510
Mortgage-backed securities—6.8%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.756%, due 05/15/53[2]		465,000	505,843
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, 1 mo. USD LIBOR + 0.900%, 1.027%, due 11/15/32[2,4]		1,150,000	1,116,436
Benchmark Mortgage Trust, Series 2019-B15, Class B, 3.564%, due 12/15/72		210,000	233,026
Series 2019-B15, Class C, 3.723%, due 12/15/72[3]		111,000	120,446
	Face amount[1]	Value
Mortgage-backed securities—(continued)
BF Mortgage Trust, Series 2019-NYT, Class B, 1 mo. USD LIBOR + 1.400%, 1.526%, due 12/15/35[2,4]	325,000	$324,994
BFLD DPLO, Series 2019-DPLO, Class A, 1 mo. USD LIBOR + 1.090%, 1.216%, due 10/15/34[2,4]	350,000	349,781
BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1 mo. USD LIBOR + 0.920%, 1.046%, due 10/15/36[2,4]	401,553	402,237
Series 2020-BXLP, Class A, 1 mo. USD LIBOR + 0.800%, 0.926%, due 12/15/36[2,4]	344,685	345,435
Series 2020-VIV3, Class B, 3.544%, due 03/09/44[2,3]	185,000	202,393
Series 2020-VIV4, Class A, 2.843%, due 03/09/44[2]	530,000	566,053
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class B, 3.500%, due 01/15/53[3]	101,000	109,139
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	395,000	448,424
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1 mo. USD LIBOR + 0.900%, 1.030%, due 07/25/49[2,4]	119,917	120,416
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%, 1.098%, due 08/25/49[2,4]	361,535	363,319
Commercial Mortgage Pass-Through Certificates, Series 2013-GAM, Class A2, 3.367%, due 02/10/28[2]	765,000	757,432
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	159,454
Series 2015-CR25, Class A3, 3.505%, due 08/10/48	283,336	306,707
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257%, due 08/15/37[2]	383,000	396,920
CSMC Trust, Series 2017-CALI, Class A, 3.431%, due 11/10/32[2]	260,000	280,181
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, 1.115%, due 03/25/24[3]	2,406,394	71,492
Series K083, Class A2, 4.050%, due 09/25/28[3]	820,000	990,982
Series K084, Class A2, 3.780%, due 10/25/28[3]	323,000	382,425
Series K087, Class A2, 3.771%, due 12/25/28	78,000	92,950

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series K121, Class X1, 1.029%, due 10/25/30[3]	1,199,822	$102,868
Series KC02, Class A2, 3.370%, due 07/25/25	670,000	717,043
Series KL06, Class XFX, 1.364%, due 12/25/29	720,000	67,178
FHLMC REMIC Trust, Series 2626, Class A, 4.000%, due 06/15/33	79,079	85,634
Series 4213, Class VE, 3.500%, due 06/15/26	162,774	166,987
Series 4248, Class FL, 1 mo. USD LIBOR + 0.450%, 0.577%, due 05/15/41[4]	159,349	160,609
Series 4316, Class XZ, 4.500%, due 03/15/44	414,568	485,103
Series 4323, Class CA, 4.000%, due 03/15/40	64,195	65,504
Series 4325, Class MA, 4.000%, due 09/15/39	198,074	201,443
Series 4328, Class DA, 4.000%, due 01/15/36	264,197	270,050
Series 4336, Class MA, 4.000%, due 01/15/40	136,893	138,750
Series 4443, Class BA, 3.500%, due 04/15/41	50,186	51,308
Series 4447, Class PA, 3.000%, due 12/15/44	61,937	66,568
Series 4606, Class FB, 1 mo. USD LIBOR + 0.500%, 0.627%, due 08/15/46[4]	266,491	268,675
Flagstar Mortgage Trust, Series 2019-1INV, Class A11, 1 mo. USD LIBOR + 0.950%, 1.080%, due 10/25/49[2,4]	285,858	286,200
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + 0.850%, 0.980%, due 03/25/50[2,4]	376,428	377,720
FNMA REMIC Trust, Series 2011-8, Class ZA, 4.000%, due 02/25/41	1,113,319	1,184,816
Series 2013-112, Class HQ, 4.000%, due 11/25/43	45,865	51,122
Series 2014-12, Class GV, 3.500%, due 03/25/27	104,454	108,655
Series 2014-48, Class AB, 4.000%, due 10/25/40	45,880	46,698
Series 2015-20, Class EV, 3.500%, due 07/25/26	184,725	196,314
Series 2015-28, Class IO, 5.500%, due 05/25/45	924,722	167,190
Series 2015-58, Class JP, 2.500%, due 03/25/37	81,312	85,902
Series 2015-62, Class VA, 4.000%, due 10/25/26	56,032	59,027
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2016-48, Class UF, 1 mo. USD LIBOR + 0.400%, 0.530%, due 08/25/46[4]	399,973	$401,704
Series 2016-62, Class FC, 1 mo. USD LIBOR + 0.500%, 0.648%, due 09/25/46[4]	206,435	208,034
Series 2016-74, Class GF, 1 mo. USD LIBOR + 0.500%, 0.630%, due 10/25/46[4]	250,476	252,117
FREMF Mortgage Trust, Series 2012-K19, Class B, 4.017%, due 05/25/45[2,3]	145,000	150,182
Series 2013-K25, Class B, 3.620%, due 11/25/45[2,3]	347,000	363,441
FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500%, due 01/25/39[3]	245,792	260,548
GNMA Trust, Series 2014-131, Class BW, 2.719%, due 05/20/41[3]	39,759	41,433
Series 2015-167, Class SA, 1 mo. USD LIBOR + 6.250%, 6.119%, due 11/20/45[4]	325,312	65,166
Series 2015-3, Class ZD, 4.000%, due 01/20/45	728,249	878,336
GS Mortgage Securities Corp. Trust, Series 2019-SOHO, Class B, 1 mo. USD LIBOR + 1.150%, 1.276%, due 06/15/36[2,4]	345,000	344,778
Series 2020-TWN3, Class B, 1 mo. USD LIBOR + 2.500%, 2.626%, due 11/15/37[2,4]	335,000	335,913
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 1 mo. USD LIBOR + 1.000%, 1.126%, due 09/15/29[2,4]	130,000	130,250
JP Morgan Mortgage Trust, Series 2017-1, Class A4, 3.500%, due 01/25/47[2,3]	9,455	9,445
Series 2017-2, Class A6, 3.000%, due 05/25/47[2,3]	114,447	115,366
Series 2019-INV2, Class A11, 1 mo. USD LIBOR + 0.900%, 1.030%, due 02/25/50[2,4]	387,267	389,638
Series 2019-LTV3, Class A11, 1 mo. USD LIBOR + 0.850%, 0.998%, due 03/25/50[2,4]	303,775	305,831
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.350%, due 07/13/29[2]	195,000	196,045
Series 2014-MP, Class A, 3.469%, due 08/11/33[2]	575,000	579,416
Series 2015-MS1, Class A4, 3.779%, due 05/15/48[3]	520,000	580,524

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(concluded)
Series 2018-SUN, Class A, 1 mo. USD LIBOR + 0.900%, 1.026%, due 07/15/35[2,4]	290,000	$289,903
Series 2019-NUGS, Class A, 1 mo. USD LIBOR + 0.950%, 2.450%, due 12/15/36[2,4]	241,000	246,574
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750%, due 11/25/56[2,3]	86,213	92,303
One New York Plaza Trust, Series 2020-1NYP, Class A, 1 mo. USD LIBOR + 0.950%, 1.076%, due 01/15/26[2,4]	240,000	241,200
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.144%, due 01/05/43[2,3]	515,000	516,435
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000%, due 10/25/31[2,3]	139,783	142,444
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718%, due 04/25/60[2,3]	284,296	289,936
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + 0.900%, 1.031%, due 11/11/34[2,4]	81,008	80,973
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	520,647
Series 2018-C46, Class A4, 4.152%, due 08/15/51	170,000	200,306
Total mortgage-backed securities (cost—$21,755,949)		22,286,737
Municipal bonds—0.4%
California—0.1%
California State University, Taxable Revenue Bonds, Series E, 2.897%, due 11/01/51	65,000	66,236
Foothill-Eastern Transportation Corridor Agency, Taxable Refunding Revenue Bonds, Series B, 2.962%, due 01/15/46[6]	25,000	25,199
San Diego Community College District, Taxable Refunding, GO Bonds, Series A, 3.336%, due 08/01/43	90,000	97,442
		188,877
	Face amount[1]	Value
Municipal bonds—(concluded)
Florida—0.0%†
County of Miami-Dade Aviation, Taxable Refunding Revenue Bonds, Series B, 3.275%, due 10/01/29	20,000	$22,219
County of Miami-Dade Water & Sewer System, Taxable Refunding Revenue Bonds, Series C, 3.490%, due 10/01/42	90,000	96,968
		119,187
Massachusetts—0.1%
Massachusetts Water Resources Authority, Taxable Refunding Revenue Bonds, Series F, 3.104%, due 08/01/39	150,000	160,083
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority, Build America Bonds Revenue Bonds 6.561%, due 12/15/40	105,000	153,445
New Jersey Turnpike Authority, Taxable Refunding Revenue Bonds, Series B, 2.782%, due 01/01/40[6]	25,000	25,293
		178,738
New York—0.1%
New York State Thruway Authority, Taxable Refunding Revenue Bonds, Series M, 2.900%, due 01/01/35	75,000	82,917
Port Authority of New York & New Jersey Revenue Bonds 4.458%, due 10/01/62	200,000	266,486
		349,403
Ohio—0.0%†
City of Cleveland Airport System, Taxable Refunding Revenue Bonds, Series A, 2.882%, due 01/01/31	90,000	92,294
Oregon—0.0%†
State of Oregon State Department of Transportation, Taxable Refunding Revenue Bonds, Series B, 3.168%, due 11/15/38	105,000	113,573
Texas—0.0%†
City of San Antonio Texas Electric & Gas Systems, Taxable Refunding Revenue Bonds 2.905%, due 02/01/48	65,000	67,721
Total municipal bonds (cost—$1,134,417)		1,269,876

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—2.1%
Argentine Republic Government International Bond 1.000%, due 07/09/29		29,232	$12,067
1.750%, due 07/09/30[10]		266,126	101,461
5.000%, due 07/09/35[10]		767,563	262,650
Chile Government International Bond 3.240%, due 02/06/28		130,000	146,047
Colombia Government International Bond 3.000%, due 01/30/30[7]		240,000	247,050
3.125%, due 04/15/31		245,000	252,580
3.875%, due 04/25/27		570,000	625,753
4.500%, due 03/15/29		75,000	85,383
Ecuador Government International Bond 6.900%, due 07/31/35[2,10]		315,000	144,703
Indonesia Government International Bond 2.850%, due 02/14/30[7]		240,000	256,050
4.100%, due 04/24/28		111,000	128,101
Mexico Government International Bond 1.450%, due 10/25/33	EUR	260,000	305,663
2.659%, due 05/24/31		215,000	214,082
3.250%, due 04/16/30[7]		265,000	280,320
3.750%, due 01/11/28		771,000	855,569
4.125%, due 01/21/26		523,000	597,789
4.150%, due 03/28/27		226,000	258,657
4.500%, due 04/22/29		260,000	299,894
Panama Government International Bond 3.160%, due 01/23/30		125,000	135,938
3.750%, due 03/16/25		250,000	275,469
3.875%, due 03/17/28		190,000	214,403
4.500%, due 04/01/56		90,000	110,025
Philippine Government International Bond 3.000%, due 02/01/28		600,000	663,084
Uruguay Government International Bond 4.375%, due 10/27/27		375,000	437,695
4.500%, due 08/14/24		85,000	93,367
Total non-U.S. government agency obligations (cost—$6,550,309)			7,003,800
U.S. government agency obligations—28.6%
FHLB 4.000%, due 09/01/28		680,000	832,127
FHLMC 3.000%, due 09/01/27		32,777	34,661
3.000%, due 07/01/28		16,873	17,843
3.500%, due 04/01/42		14,793	16,269
3.500%, due 08/01/42		12,954	14,245
3.500%, due 06/01/44		7,325	8,054
3.500%, due 10/01/47		65,752	73,459
3.500%, due 12/01/47		58,664	65,540
3.500%, due 01/01/48		21,037	23,309
4.000%, due 09/01/40		26,216	28,941
4.000%, due 07/01/44		25,771	28,502
4.500%, due 07/01/47		320,335	356,597
4.500%, due 08/01/48		158,167	175,805
5.000%, due 02/01/42		431,797	501,526
5.000%, due 09/01/43		158,400	178,850
6.250%, due 07/15/32		302,000	461,273
6.750%, due 03/15/31		82,000	124,830
	Face amount[1]	Value
U.S. government agency obligations—(continued)
FNMA 2.000%, due 10/01/31	15,633	$16,404
2.000%, due 11/01/31	199,553	209,340
2.000%, due 12/01/31	21,687	22,758
2.000%, due 03/01/32	137,412	144,123
2.500%, due 04/01/32	4,027,491	4,280,755
2.500%, due 11/01/50	858,765	915,925
2.500%, due 12/01/50	1,000,367	1,066,952
3.000%, due 07/01/29	361,013	389,749
3.000%, due 10/01/29	32,275	34,877
3.000%, due 01/01/30	213,964	230,270
3.000%, due 01/01/31	923,700	990,545
3.000%, due 09/01/31	32,516	35,261
3.000%, due 04/01/32	20,109	21,305
3.000%, due 09/01/32	390,008	422,651
3.000%, due 03/01/33	380,398	411,099
3.000%, due 09/01/37	18,483	19,445
3.000%, due 06/01/38	332,254	351,474
3.000%, due 07/01/46	358,555	388,422
3.000%, due 03/01/47[11]	4,930,274	5,361,213
3.000%, due 04/01/47	2,077,253	2,247,280
3.000%, due 08/01/50	1,086,992	1,153,544
3.000%, due 09/01/50	1,769,113	1,865,576
3.500%, due 12/01/29	34,582	38,041
3.500%, due 08/01/30	149,230	163,868
3.500%, due 02/01/32	285,805	311,000
3.500%, due 04/01/32	760,162	839,963
3.500%, due 05/01/32	553,932	610,229
3.500%, due 05/01/39	15,862	16,928
3.500%, due 12/01/39	57,360	60,940
3.500%, due 01/01/40	218,424	232,333
3.500%, due 02/01/40	70,486	74,859
3.500%, due 04/01/42	2,231	2,440
3.500%, due 02/01/45	17,894	19,548
3.500%, due 06/01/45	34,839	38,672
3.500%, due 03/01/46[11]	8,394,010	9,138,577
3.500%, due 09/01/46	60,501	65,100
3.500%, due 12/01/46	58,044	64,293
3.500%, due 02/01/47	307,105	340,000
3.500%, due 03/01/47	22,696	24,774
3.500%, due 05/01/47	182,994	200,970
3.500%, due 06/01/47	39,371	43,589
3.500%, due 01/01/48	394,151	431,733
3.500%, due 04/01/48	11,670	12,916
3.500%, due 06/01/48	43,130	47,295
3.500%, due 06/01/49	73,887	81,909
3.500%, due 08/01/49	298,709	333,345
3.500%, due 03/01/50	101,570	110,915
3.500%, due 08/01/50	70,909	77,613
4.000%, due 09/01/33	17,469	18,781
4.000%, due 10/01/33	249,172	269,195
4.000%, due 11/01/33[11]	342,263	369,228
4.000%, due 01/01/42	459,546	508,349
4.000%, due 01/01/45	2,220,239	2,444,124
4.000%, due 07/01/46	987,790	1,081,432
4.000%, due 05/01/47	39,375	43,052
4.000%, due 07/01/47	160,465	175,862

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
U.S. government agency obligations—(continued)
4.000%, due 08/01/47	85,229	$93,715
4.000%, due 02/01/48	18,141	19,847
4.000%, due 04/01/48	78,174	87,842
4.000%, due 01/01/49	117,122	129,116
4.500%, due 04/01/41	2,128,100	2,367,318
4.500%, due 11/01/45	10,399	11,793
4.500%, due 12/01/45	49,097	55,149
4.500%, due 07/01/46	119,096	135,883
4.500%, due 10/01/47	35,610	40,368
4.500%, due 12/01/47	72,875	81,037
4.500%, due 05/01/48	489,902	543,070
5.000%, due 09/01/31	261,945	297,303
5.000%, due 01/01/44	71,067	80,281
5.000%, due 03/01/44	151,281	170,891
GNMA 3.000%, due 02/15/45	83,144	87,624
3.000%, due 04/20/45	168,416	180,102
3.000%, due 07/20/45	26,786	28,624
3.000%, due 10/20/45	48,015	51,243
3.000%, due 04/20/46	123,172	131,059
3.000%, due 05/20/46	11,398	12,175
3.000%, due 06/20/46	147,538	157,612
3.000%, due 07/20/46	325,993	348,229
3.000%, due 08/20/46	13,360	14,272
3.000%, due 09/20/46	606,775	648,220
3.000%, due 10/20/46	39,222	41,854
3.000%, due 11/20/46	203,021	216,890
3.000%, due 12/20/46	554,141	592,006
3.000%, due 01/20/47	157,234	167,500
3.000%, due 07/20/50	1,857,553	1,952,799
3.000%, due 08/20/50	695,459	730,400
3.000%, due 09/20/50	391,031	412,555
3.500%, due 04/20/43	52,755	57,353
3.500%, due 05/20/43	53,071	57,966
3.500%, due 05/20/45	248,937	268,409
3.500%, due 03/20/46	2,437,030	2,626,995
3.500%, due 04/20/46	1,616,686	1,744,265
3.500%, due 05/20/46	302,600	327,122
3.500%, due 07/20/46	114,255	122,884
4.000%, due 04/20/39	3,027	3,348
4.000%, due 04/20/42	60,584	67,209
4.000%, due 08/20/44	482,009	533,327
4.000%, due 06/15/47	18,300	19,606
4.000%, due 06/20/47	487,795	527,823
4.000%, due 09/15/47	37,811	40,727
4.000%, due 10/15/47	148,227	159,516
4.000%, due 11/15/47	27,174	29,778
4.000%, due 12/15/47	81,356	87,730
4.000%, due 01/15/48	157,550	169,465
4.000%, due 05/20/50	370,845	396,729
4.500%, due 07/20/40	6,007	6,729
4.500%, due 08/20/40	5,667	6,349
4.500%, due 09/20/40	10,260	11,403
4.500%, due 10/20/40	10,510	11,774
4.500%, due 06/20/44	298,588	335,195
4.500%, due 03/15/47	24,942	28,191
4.500%, due 04/15/47	68,459	77,612
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
4.500%, due 05/15/47	22,417	$25,507
4.500%, due 09/20/48	104,013	114,419
4.500%, due 03/20/49	145,553	158,395
4.500%, due 04/20/50	184,636	198,867
GNMA II TBA 3.000%	200,000	209,641
4.000%	578,500	618,509
4.500%	730,000	786,404
GNMA TBA 2.000%	1,468,000	1,524,656
2.500%	3,495,000	3,677,805
3.000%	439,500	460,823
3.500%	107,200	113,522
5.000%	426,000	470,173
UMBS TBA 2.000%[11]	1,927,000	1,989,929
2.000%	8,229,352	8,529,227
2.500%[11]	7,616,000	8,021,045
3.000%[11]	1,361,000	1,431,496
3.500%[11]	110,000	116,961
4.000%	4,946,000	5,305,656
4.000%[11]	17,000	18,092
4.500%	181,000	196,611
Total U.S. government agency obligations (cost—$90,857,030)		93,384,692
U.S. Treasury obligations—24.0%
U.S. Treasury Bonds 1.125%, due 08/15/40	5,505,000	5,020,732
1.250%, due 05/15/50	2,965,000	2,566,115
1.375%, due 11/15/40[6]	1,065,000	1,014,745
1.375%, due 08/15/50	3,535,000	3,158,854
1.625%, due 11/15/50	4,185,000	3,978,366
2.000%, due 02/15/50	955,000	993,126
2.250%, due 08/15/49	45,000	49,368
2.875%, due 05/15/49	605,000	749,680
3.000%, due 11/15/45	660,000	825,877
3.000%, due 02/15/47	6,234,000	7,833,411
3.000%, due 02/15/48	1,030,000	1,298,363
3.000%, due 08/15/48	695,000	877,546
3.000%, due 02/15/49	275,000	348,154
3.125%, due 11/15/41	3,015,000	3,809,146
3.625%, due 08/15/43	980,000	1,336,245
3.625%, due 02/15/44	2,035,000	2,780,478
4.375%, due 02/15/38	315,000	455,187
4.750%, due 02/15/37	2,175,000	3,229,110
U.S. Treasury Inflation Index Bonds (TIPS) 0.250%, due 02/15/50	156	182
U.S. Treasury Notes 0.125%, due 08/15/23	590,000	589,677
0.125%, due 12/15/23	920,000	918,778
0.250%, due 11/15/23	1,015,000	1,017,458
0.250%, due 05/31/25	490,000	488,105
0.250%, due 10/31/25	1,330,000	1,320,700
0.375%, due 04/30/25	2,070,800	2,074,764
0.375%, due 11/30/25	3,580,000	3,574,406
0.375%, due 12/31/25	660,000	658,556

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
0.375%, due 07/31/27	5,340,000	$5,236,329
0.500%, due 10/31/27	3,130,000	3,083,172
0.625%, due 11/30/27	4,275,000	4,241,602
0.625%, due 12/31/27	1,400,000	1,387,969
0.625%, due 05/15/30	7,150,000	6,889,695
0.625%, due 08/15/30	1,870,000	1,796,369
0.875%, due 11/15/30	4,770,000	4,680,563
Total U.S. Treasury obligations (cost—$75,641,002)		78,282,828
	Number of shares
Short-term investments—7.1%
Investment companies—7.1%
State Street Institutional U.S. Government Money Market Fund, 0.001%[12] (cost—$23,304,736)	23,304,736	23,304,736
Investment of cash collateral from securities loaned—0.9%
Money market funds—0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[12] (cost—$2,827,978)	2,827,978	2,827,978

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
90-Day Eurodollar Futures, strike @ $99.75, expires 12/13/21	100	EUR	24,937,500	20,625
Put options—0.0%†
Eurodollar 2 Year Mid-Curve Options, strike @ $99.50, expires 09/10/21	43	EUR	10,696,250	14,513
Eurodollar 2 Year Mid-Curve Options, strike @ $99.63, expires 09/10/21	43	EUR	10,710,225	2,150
US Treasury Note 10 Year Futures, strike @ $137, expires 02/19/21	6,000	USD	822,000	2,531
Total				19,194
Total options purchased (cost—$36,106)				39,819
	Number of contracts	Notional amount		Value
Swaptions purchased—0.4%
Call swaptions—0.3%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.816% expires 11/25/24 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/27/25	3,280,000	USD	3,280,000	$9,962
3 Month USD LIBOR Interest Rate Swap, strike @ 0.865% expires 12/02/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/04/25	3,280,000	USD	3,280,000	10,622
3 Month USD LIBOR Interest Rate Swap, strike @ 0.890% expires 04/30/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/02/35	440,000	USD	440,000	7,761
3 Month USD LIBOR Interest Rate Swap, strike @ 1.060% expires 01/07/25 (Counterparty: GS; pay floating rate); underlying swap terminates 01/09/26	3,370,000	USD	3,370,000	13,974
3 Month USD LIBOR Interest Rate Swap, strike @ 1.145% expires 01/08/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/10/26	3,370,000	USD	3,370,000	15,637
3 Month USD LIBOR Interest Rate Swap, strike @ 1.245% expires 01/13/25 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 01/15/26	6,760,000	USD	6,760,000	35,160
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	8,696

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	$10,102
3 Month USD LIBOR Interest Rate Swap, strike @ 1.465% expires 08/16/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/18/31	1,220,000	USD	1,220,000	40,332
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	23,839
3 Month USD LIBOR Interest Rate Swap, strike @ 1.665% expires 01/07/26 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/09/31	1,210,000	USD	1,210,000	30,298
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	103,393
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	32,226
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	141,036
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/24	1,086,500	USD	1,086,500	$143,414
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	37,053
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	37,642
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	37,889
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	38,529
5 Year Constant Maturity Swaps, strike @ 0.300% expires 02/14/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/14/22	21,650,000	USD	21,650,000	140,420
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	29,255
Total				947,240

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.816% expires 11/25/24 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/27/25	3,280,000	USD	3,280,000	$17,492
3 Month USD LIBOR Interest Rate Swap, strike @ 0.865% expires 12/02/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/04/25	3,280,000	USD	3,280,000	16,736
3 Month USD LIBOR Interest Rate Swap, strike @ 0.890% expires 04/30/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/02/35	440,000	USD	440,000	44,781
3 Month USD LIBOR Interest Rate Swap, strike @ 1.060% expires 01/07/25 (Counterparty: GS; pay floating rate); underlying swap terminates 01/09/26	3,370,000	USD	3,370,000	14,862
3 Month USD LIBOR Interest Rate Swap, strike @ 1.145% expires 01/08/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/10/26	3,370,000	USD	3,370,000	13,748
3 Month USD LIBOR Interest Rate Swap, strike @ 1.245% expires 01/13/25 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 01/15/26	6,760,000	USD	6,760,000	24,974
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	23,842
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	$21,336
3 Month USD LIBOR Interest Rate Swap, strike @ 1.465% expires 08/16/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/18/31	1,220,000	USD	1,220,000	11,272
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	42,122
3 Month USD LIBOR Interest Rate Swap, strike @ 1.665% expires 01/07/26 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/09/31	1,210,000	USD	1,210,000	34,220
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/02/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/04/32	1,170,000	USD	1,170,000	8,600
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/08/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/10/32	1,190,000	USD	1,190,000	8,900
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/13/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/17/34	1,150,000	USD	1,150,000	20,744

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/20/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	1,150,000	USD	1,150,000	$20,909
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	32,183
3 Month USD LIBOR Interest Rate Swap, strike @ 2.850% expires 05/09/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/11/52	1,430,000	USD	1,430,000	11,831
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	10,596
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	10,264
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/34	1,086,500	USD	1,086,500	9,822
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	10,641
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	$8,330
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	8,239
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	8,067
3 Month USD LIBOR Interest Rate Swap, strike @ 3.800% expires 06/07/21 (Counterparty: GS; pay floating rate); underlying swap terminates 06/09/51	1,230,000	USD	1,230,000	13
6 Month EURIBOR Interest Rate Swap, strike @ 0.200% expires 04/27/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 04/26/31	360,000	EUR	360,000	3,804
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	8
Total				438,336
Total swaptions purchased (cost—$1,345,254)				1,385,576
Total investments before investments sold short (cost—$347,787,366)—110.1%				359,619,834

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Investments sold short—(5.6)%
U.S. government agency obligations—(5.6)%
UMBS TBA 2.000%	(1,675,000)	$(1,729,699)
2.500%	(7,368,000)	(7,751,973)
3.000%	(6,035,795)	(6,349,537)
3.500%	(2,047,452)	(2,179,296)
4.000%	(361,000)	(384,190)
Total investments sold short (proceeds—$18,336,618)		(18,394,695)
Liabilities in excess of other assets—(4.5)%		(14,627,252)
Net assets—100.0%		$326,597,887
For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	8,500,000	34	90-Day Eurodollar Futures, strike @ 100.00	N/A	12/13/21	$5,469	$(1,062)	$4,407
USD	16,646,150	67	90-Day Eurodollar Futures, strike @ 99.38	N/A	12/13/21	29,203	(72,862)	(43,659)
	Total					$34,672	$(73,924)	$(39,252)
			Put options
USD	10,723,125	43	Eurodollar 1 Year Mid-Curve Options, strike @ 99.75	N/A	09/10/21	$4,768	$(4,838)	$(70)
USD	10,683,350	43	Eurodollar 2 Year Mid-Curve Options, strike @ 99.38	N/A	09/10/21	8,530	(10,213)	(1,683)
	Total					$13,298	$(15,051)	$(1,753)
	Total options written					$47,970	$(88,975)	$(41,005)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	6,610	6,610,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.37%, terminating 03/19/22	BOA	Receive	03/17/21	$10,906	$(13,140)	$(2,234)
USD	630	630,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.45%, terminating 10/04/31	BOA	Receive	09/30/21	6,048	(981)	5,067
USD	680	680,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.67%, terminating 07/16/31	BOA	Receive	07/14/21	17,374	(1,467)	15,907
USD	320	320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 04/20/31	BOA	Receive	04/16/21	8,832	(285)	8,547

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 07/01/31	GS	Receive	06/29/21	$17,512	$(1,604)	$15,908
USD	1,040	1,040,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/21/31	BOA	Receive	04/19/21	28,860	(1,131)	27,729
USD	690	690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 05/04/32	BOA	Receive	05/02/22	23,874	(5,175)	18,699
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 06/29/31	BOA	Receive	06/25/21	17,621	(1,765)	15,856
USD	1,330	1,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 06/04/31	BOA	Receive	06/02/21	33,350	(2,871)	30,479
USD	252	252,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.93%, terminating 10/08/31	GS	Receive	10/06/21	6,073	(2,086)	3,987
USD	720	720,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 01/31/32	JPMCB	Receive	01/27/22	9,864	(8,753)	1,111
USD	1,735	1,735,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.04%, terminating 01/24/32	GS	Receive	01/20/22	23,466	(22,948)	518
USD	535	535,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.06%, terminating 10/13/32	GS	Receive	10/11/22	18,003	(9,065)	8,938
USD	960	960,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/19/32	GS	Receive	12/15/22	31,392	(22,149)	9,243
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/20/32	GS	Receive	12/16/22	15,696	(11,127)	4,569
USD	660	660,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 01/31/32	BOA	Receive	01/27/22	15,526	(14,157)	1,369
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	GS	Receive	12/16/22	15,696	(11,355)	4,341
USD	530	530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	BOA	Receive	12/30/22	17,437	(12,736)	4,701
USD	950	950,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.44%, terminating 01/11/33	BOA	Receive	01/09/23	33,727	(30,343)	3,384
USD	490	490,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.57%, terminating 01/17/33	JPMCB	Receive	01/12/23	16,537	(18,887)	(2,350)
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Receive	03/08/21	48,922	(259,489)	(210,567)
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Receive	03/12/29	46,154	(102,764)	(56,610)
USD	10,825	10,825,000	5 Year Constant Maturity Swaps strike @ 0.55%, terminating 02/14/22	JPMCB	Receive	02/14/22	8,768	(45,650)	(36,882)
USD	10,825	10,825,000	5 Year Constant Maturity Swaps strike @ 0.55%, terminating 02/14/22	GS	Receive	02/14/22	11,231	(45,650)	(34,419)
	Total						$482,869	$(645,578)	$(162,709)
			Put swaptions
USD	1,980	1,980,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.60%, terminating 09/07/26	BOA	Pay	09/03/21	$10,098	$(16,678)	$(6,580)
USD	680	680,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.67%, terminating 07/16/31	BOA	Pay	07/14/21	17,374	(36,734)	(19,360)
USD	320	320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 04/20/31	BOA	Pay	04/16/21	8,832	(13,953)	(5,121)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 07/01/31	GS	Pay	06/29/21	$17,512	$(32,644)	$(15,132)
USD	1,040	1,040,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/21/31	BOA	Pay	04/19/21	28,860	(43,051)	(14,191)
USD	690	690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 05/04/32	BOA	Pay	05/02/22	23,874	(45,435)	(21,561)
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 06/29/31	BOA	Pay	06/25/21	17,621	(30,993)	(13,372)
USD	1,330	1,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 06/04/31	BOA	Pay	06/02/21	33,350	(58,787)	(25,437)
USD	252	252,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.93%, terminating 10/08/31	GS	Pay	10/06/21	6,073	(9,714)	(3,641)
USD	580	580,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.95%, terminating 08/06/31	BOA	Pay	08/04/21	6,394	(18,956)	(12,562)
USD	630	630,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.95%, terminating 08/09/31	BOA	Pay	08/05/21	7,308	(20,722)	(13,414)
USD	2,850	2,850,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/03/31	BOA	Pay	06/01/21	42,964	(69,064)	(26,100)
USD	660	660,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.05%, terminating 06/15/31	BOA	Pay	06/11/21	9,735	(14,510)	(4,775)
USD	535	535,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.06%, terminating 10/13/32	GS	Pay	10/11/22	18,003	(27,809)	(9,806)
USD	410	410,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.10%, terminating 07/16/31	BOA	Pay	07/14/21	4,325	(8,806)	(4,481)
USD	420	420,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.10%, terminating 07/20/31	JPMCB	Pay	07/16/21	4,158	(9,133)	(4,975)
USD	380	380,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.15%, terminating 01/12/32	BOA	Pay	01/10/22	5,738	(11,660)	(5,922)
USD	1,398	1,398,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.15%, terminating 11/08/31	GS	Pay	11/04/21	19,013	(37,268)	(18,255)
USD	960	960,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/19/32	GS	Pay	12/15/22	31,392	(43,536)	(12,144)
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/20/32	GS	Pay	12/16/22	15,696	(21,720)	(6,024)
USD	530	530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 01/04/33	BOA	Pay	12/30/22	17,437	(23,717)	(6,280)
USD	660	660,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 01/31/32	BOA	Pay	01/27/22	15,527	(17,511)	(1,984)
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	GS	Pay	12/16/22	15,696	(21,378)	(5,682)
USD	3,370	3,370,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.35%, terminating 07/14/31	GS	Pay	07/12/21	40,103	(35,127)	4,976
USD	950	950,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.44%, terminating 01/11/33	BOA	Pay	01/09/23	28,308	(33,713)	(5,405)
USD	1,260	1,260,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.45%, terminating 10/04/31	BOA	Pay	09/30/21	9,074	(15,143)	(6,069)
USD	720	720,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.50%, terminating 01/31/32	JPMCB	Pay	01/27/22	9,864	(11,637)	(1,773)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,735	1,735,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.54%, terminating 01/24/32	GS	Pay	01/20/22	$23,466	$(25,381)	$(1,915)
USD	490	490,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.57%, terminating 01/17/33	JPMCB	Pay	01/12/23	16,538	(14,621)	1,917
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/02/32	BOA	Pay	02/28/22	13,687	(10,925)	2,762
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/07/32	BOA	Pay	03/03/22	13,350	(11,082)	2,268
USD	1,185	1,185,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/08/32	GS	Pay	03/04/22	20,145	(17,566)	2,579
USD	743	743,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/08/32	BOA	Pay	03/04/22	12,259	(11,014)	1,245
USD	800	800,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.85%, terminating 02/24/32	BOA	Pay	02/22/22	14,080	(7,024)	7,056
USD	800	800,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.85%, terminating 02/24/32	BOA	Pay	02/22/22	13,680	(7,024)	6,656
USD	1,100	1,100,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.95%, terminating 02/01/32	BOA	Pay	01/28/22	25,713	(7,271)	18,442
USD	1,110	1,110,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 01/10/32	BOA	Pay	01/06/22	25,461	(4,959)	20,502
USD	1,090	1,090,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 01/12/32	BOA	Pay	01/10/22	25,424	(4,464)	20,960
USD	18,330	18,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 06/01/22	BOA	Pay	05/27/21	50,866	(2)	50,864
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.25%, terminating 08/22/34	BOA	Pay	08/20/24	36,173	(31,279)	4,894
USD	13,480	13,480,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 05/19/22	GS	Pay	05/17/21	27,634	(1)	27,633
USD	22,730	22,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.40%, terminating 06/03/22	BOA	Pay	06/01/21	40,573	(2)	40,571
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 05/11/32	BOA	Pay	05/09/22	92,405	(7,571)	84,834
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/04/32	JPMCB	Pay	08/02/22	16,029	(3,902)	12,127
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/10/32	JPMCB	Pay	08/08/22	14,340	(4,050)	10,290
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Pay	03/08/21	49,513	—	49,513
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/17/34	GS	Pay	06/13/24	31,407	(11,642)	19,765
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/24/34	GS	Pay	06/20/24	28,663	(11,751)	16,912
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Pay	03/12/29	46,154	(22,729)	23,425
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/04/32	JPMCB	Pay	08/02/22	7,663	(1,853)	5,810
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/10/32	JPMCB	Pay	08/08/22	7,080	(1,928)	5,152

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/34	GS	Pay	06/13/24	$18,819	$(6,593)	$12,226
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/24/34	GS	Pay	06/20/24	17,279	(6,663)	10,616
USD	2,600	2,600,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.87%, terminating 06/09/31	GS	Pay	06/07/21	50,575	(3)	50,572
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,563	(41)	3,522
EUR	1,250	1,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,457	(40)	3,417
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/22/23	GS	Pay	06/18/21	2,989	(43)	2,946
EUR	1,510	1,510,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/23/23	GS	Pay	06/21/21	3,663	(52)	3,611
EUR	1,400	1,400,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/29/23	BOA	Pay	06/25/21	3,342	(51)	3,291
EUR	1,500	1,500,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/05/23	JPMCB	Pay	07/01/21	3,047	(57)	2,990
EUR	1,520	1,520,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/21/23	GS	Pay	07/19/21	2,862	(69)	2,793
EUR	2,840	2,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 06/14/23	BOA	Pay	06/10/21	7,313	(80)	7,233
EUR	1,460	1,460,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 07/06/23	JPMCB	Pay	07/02/21	3,046	(65)	2,981
EUR	1,840	1,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.08%, terminating 06/03/23	BOA	Pay	06/01/21	5,511	(43)	5,468
EUR	5,550	5,550,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 03/31/23	GS	Pay	03/29/21	20,872	(57)	20,815
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 04/14/23	GS	Pay	04/12/21	14,310	(53)	14,257
EUR	2,778	2,777,600	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 06/01/23	GS	Pay	05/28/21	7,816	(61)	7,755
EUR	8,560	8,560,000	6 Month EURIBOR Interest Rate Swap strike @ 0.12%, terminating 04/12/23	GS	Pay	04/08/21	32,104	(99)	32,005
EUR	4,250	4,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 04/21/23	GS	Pay	04/19/21	15,273	(54)	15,219
EUR	3,450	3,450,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	GS	Pay	08/09/21	5,102	(315)	4,787
EUR	1,940	1,940,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	BOA	Pay	08/09/21	2,880	(177)	2,703
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.16%, terminating 04/14/23	GS	Pay	04/12/21	14,444	(49)	14,395
EUR	6,270	6,270,000	6 Month EURIBOR Interest Rate Swap strike @ 0.25%, terminating 09/07/23	BOA	Pay	09/03/21	11,072	(1,168)	9,904
	Total						$1,365,971	$(963,273)	$402,698
	Total swaptions written						$1,848,840	$(1,608,851)	$239,989

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
241	USD	U.S. Treasury Note 2 Year Futures	March 2021	$53,212,924	$53,255,351	$42,427
157	USD	U.S. Treasury Note 5 Year Futures	March 2021	19,769,453	19,762,375	(7,078)
Total				$72,982,377	$73,017,726	$35,349
Interest rate futures sell contracts:
34	EUR	German Euro BOBL Futures	March 2021	$(5,578,007)	$(5,580,507)	$(2,500)
20	EUR	German Euro Bund Futures	March 2021	(4,307,986)	(4,302,033)	5,953
9	EUR	German Euro Buxl 30 Year Futures	March 2021	(2,437,769)	(2,417,027)	20,742
21	EUR	German Euro Schatz Futures	March 2021	(2,862,783)	(2,862,424)	359
U.S. Treasury futures sell contracts:
117	USD	U.S. Treasury Note 10 Year Futures	March 2021	$(16,045,120)	$(16,032,656)	$12,464
2	USD	U.S. Ultra Long Treasury Bond Futures	March 2021	(424,368)	(409,437)	14,931
94	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2021	(14,713,103)	(14,459,844)	253,259
Total				$(46,369,136)	$(46,063,928)	$305,208
Net unrealized appreciation (depreciation)						$340,557

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	3,560	02/07/25	Quarterly	2.572%	3 Month USD LIBOR	$(352,499)	$(355,282)
JPY	9,730	02/08/34	Semi-Annual	0.336	6 Month USD LIBOR	(2,396)	(2,398)
JPY	5,530	03/21/44	Semi-Annual	0.715	6 Month USD LIBOR	(2,556)	(2,557)
USD	2,120	04/27/25	Quarterly	2.350	3 Month USD LIBOR	(183,759)	(183,786)
USD	7,060	06/02/22	Quarterly	1.870	3 Month USD LIBOR	(121,235)	(121,284)
USD	6,670	06/15/21	Quarterly	1.770	3 Month USD LIBOR	(52,892)	(52,911)
JPY	7,900	06/17/39	Semi-Annual	0.295	6 Month USD LIBOR	105	103
JPY	7,900	06/17/39	Semi-Annual	6 Month EURIBOR	0.295%	(5)	(5)
USD	180	07/05/49	Quarterly	2.378	3 Month USD LIBOR	(6,722)	(6,725)
USD	11,610	07/12/23	Quarterly	1.771	3 Month USD LIBOR	(177,463)	(177,574)
JPY	5,850	08/08/39	Semi-Annual	0.167	6 Month USD LIBOR	1,405	1,404
USD	160	08/16/49	Quarterly	1.709	3 Month USD LIBOR	1,713	1,710
USD	130	08/17/49	Quarterly	1.667	3 Month USD LIBOR	1,789	1,786
USD	375	08/22/34	Quarterly	1.645	3 Month USD LIBOR	4,098	4,091
JPY	3,020	08/28/44	Semi-Annual	0.201	6 Month USD LIBOR	1,601	1,600
USD	6,500	03/27/21	Quarterly	1.560	3 Month USD LIBOR	(47,046)	(47,056)
USD	1,750	03/30/21	Quarterly	1.560	3 Month USD LIBOR	(12,651)	(12,654)
USD	380	10/21/34	Quarterly	1.907	3 Month USD LIBOR	(4,372)	(4,379)
USD	380	10/22/34	Quarterly	1.933	3 Month USD LIBOR	(5,276)	(5,283)
USD	175	10/23/34	Quarterly	1.982	3 Month USD LIBOR	(3,210)	(3,213)
USD	175	10/23/34	Quarterly	1.976	3 Month USD LIBOR	(3,121)	(3,124)
USD	220	10/23/39	Quarterly	2.098	3 Month USD LIBOR	(1,337)	(1,341)
USD	410	11/07/34	Quarterly	1.998	3 Month USD LIBOR	(7,957)	(7,965)
USD	410	11/12/34	Quarterly	2.111	3 Month USD LIBOR	(12,160)	(12,168)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	450	11/15/39	Quarterly	2.137%	3 Month USD LIBOR	$(4,212)	$(4,221)
EUR	1,450	12/13/23	Annual	6 Month EURIBOR	0.166%	—	(3,858)
EUR	760	01/03/24	Annual	6 Month EURIBOR	0.056	—	(2)
EUR	760	01/03/24	Annual	6 Month EURIBOR	0.050	—	(2)
EUR	340	01/16/30	Semi-Annual	0.185	6 Month EURIBOR	(16,217)	(16,283)
EUR	340	01/16/30	Annual	6 Month EURIBOR	0.185	(111)	(103)
JPY	4,450	01/30/45	Semi-Annual	0.371	6 Month USD LIBOR	1,081	1,080
USD	6,480	02/28/22	Quarterly	2.455	3 Month USD LIBOR	(224,497)	(224,556)
USD	680	09/08/25	Quarterly	0.820	3 Month USD LIBOR	(12,342)	(12,352)
USD	1,060	04/14/25	Quarterly	0.626	3 Month USD LIBOR	(10,635)	(10,651)
USD	140	04/20/27	Quarterly	0.652	3 Month USD LIBOR	1,480	1,478
EUR	575	02/15/29	Annual	6 Month EURIBOR	0.070	312	312
USD	980	05/03/32	Quarterly	0.760	3 Month USD LIBOR	57,839	57,820
USD	1,000	05/04/32	Quarterly	0.765	3 Month USD LIBOR	58,550	58,531
USD	640	05/06/32	Quarterly	0.770	3 Month USD LIBOR	37,227	37,214
USD	540	06/02/30	Quarterly	0.648	3 Month USD LIBOR	21,207	21,197
USD	368	06/03/31	Quarterly	0.761	3 Month USD LIBOR	15,809	15,802
USD	195	06/20/52	Quarterly	1.136	3 Month USD LIBOR	27,455	27,450
USD	195	06/20/52	Quarterly	1.090	3 Month USD LIBOR	29,656	29,651
USD	770	11/04/30	Quarterly	0.652	3 Month USD LIBOR	33,662	33,647
USD	200	07/12/53	Quarterly	0.881	3 Month USD LIBOR	42,946	42,940
USD	2,490	08/17/27	Quarterly	0.502	3 Month USD LIBOR	39,461	39,416
USD	180	08/17/40	Quarterly	0.973	3 Month USD LIBOR	17,369	17,365
USD	480	08/19/27	Quarterly	0.501	3 Month USD LIBOR	7,687	7,678
USD	38	10/21/30	Quarterly	0.533	3 Month USD LIBOR	1,298	1,298
USD	26	10/21/40	Quarterly	0.844	3 Month USD LIBOR	2,049	2,049
USD	47	10/21/50	Quarterly	0.907	3 Month USD LIBOR	5,315	5,315
USD	450	10/01/25	Quarterly	0.347	3 Month USD LIBOR	2,725	2,717
USD	230	11/25/50	Quarterly	1.100	3 Month USD LIBOR	29,791	29,785
USD	50	10/04/31	Quarterly	0.858	3 Month USD LIBOR	1,982	1,981
USD	65	10/27/30	Quarterly	0.898	3 Month USD LIBOR	1,265	1,264
USD	165	11/04/40	Quarterly	0.220	3 Month USD LIBOR	9,492	9,488
USD	40	11/05/40	Quarterly	0.225	3 Month USD LIBOR	1,999	1,998
USD	6,610	11/09/21	Quarterly	0.206	3 Month USD LIBOR	(93,067)	(93,147)
USD	310	12/11/30	Quarterly	0.000	3 Month USD LIBOR	4,747	4,741
USD	380	11/12/30	Quarterly	0.214	3 Month USD LIBOR	5,739	5,731
USD	300	11/21/24	Quarterly	0.000	3 Month USD LIBOR	534	529
USD	1,490	11/23/30	Quarterly	0.205	3 Month USD LIBOR	(90,092)	(90,123)
USD	6,650	12/15/22	Quarterly	1.000	3 Month USD LIBOR	(9,464)	(9,499)
USD	170	11/26/31	Quarterly	0.000	3 Month USD LIBOR	4,374	4,370
USD	3,230	12/15/22	Quarterly	1.000	3 Month USD LIBOR	(3,739)	(3,790)
USD	518	12/10/30	Quarterly	0.230	3 Month USD LIBOR	10,036	10,025
USD	3,498	12/15/22	Quarterly	0.217	3 Month USD LIBOR	(94,669)	(94,724)
USD	1,030	12/16/22	Quarterly	0.219	3 Month USD LIBOR	(421)	(437)
USD	3,500	12/16/22	Quarterly	0.219	3 Month USD LIBOR	(92,609)	(92,665)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
JPY	5,440	12/22/40	Semi-Annual	0.000%	6 Month USD LIBOR	$1,138	$1,136
USD	160	12/29/30	Quarterly	0.240	3 Month USD LIBOR	2,462	2,459
USD	360	12/30/30	Quarterly	0.254	3 Month USD LIBOR	6,156	6,148
EUR	810	01/06/28	Annual	6 Month EURIBOR	0.351%	—	(3)
USD	330	01/08/31	Quarterly	0.234	3 Month USD LIBOR	3,747	3,742
USD	330	01/08/31	Quarterly	0.234	3 Month USD LIBOR	3,138	3,133
USD	380	01/11/31	Quarterly	0.224	3 Month USD LIBOR	2,977	2,971
USD	330	01/11/31	Quarterly	0.224	3 Month USD LIBOR	1,608	1,602
USD	330	01/12/31	Quarterly	0.224	3 Month USD LIBOR	1,423	1,417
USD	165	01/12/31	Quarterly	0.224	3 Month USD LIBOR	560	557
USD	165	01/12/31	Quarterly	0.224	3 Month USD LIBOR	135	132
USD	130	01/13/31	Quarterly	0.225	3 Month USD LIBOR	173	170
USD	340	01/13/31	Quarterly	0.225	3 Month USD LIBOR	352	347
USD	1,520	11/15/27	Quarterly	0.000	3 Month USD LIBOR	(2,204)	(2,223)
USD	168	01/13/31	Quarterly	0.225	3 Month USD LIBOR	(176)	(179)
USD	250	01/14/31	Quarterly	0.234	3 Month USD LIBOR	(1,155)	(1,159)
USD	340	01/14/31	Quarterly	0.234	3 Month USD LIBOR	(1,670)	(1,677)
USD	170	01/14/31	Quarterly	0.234	3 Month USD LIBOR	(777)	(780)
USD	170	01/14/31	Quarterly	0.234	3 Month USD LIBOR	(810)	(813)
USD	500	02/15/47	Quarterly	1.000	3 Month USD LIBOR	959	945
EUR	500	01/17/25	Semi-Annual	0.448	6 Month EURIBOR	—	2
EUR	20	04/29/31	Semi-Annual	0.200	6 Month EURIBOR	(2)	(2)
EUR	1,870	01/25/27	Annual	3 Month USD LIBOR	0.355	—	(13)
EUR	1,360	09/29/22	Semi-Annual	0.316	6 Month EURIBOR	915	935
EUR	1,370	10/02/22	Annual	0.329	6 Month EURIBOR	899	880
EUR	160	01/29/31	Semi-Annual	0.220	6 Month EURIBOR	6	6
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080	139,176	139,165
USD	30,300	02/07/22	Semi-Annual	3 Month USD LIBOR	2.526	1,081,492	1,089,361
USD	2,470	10/25/21	Semi-Annual	3 Month USD LIBOR	2.318	52,535	52,564
USD	11,430	07/13/22	Semi-Annual	3 Month USD LIBOR	1.713	175,501	175,415
EUR	390	10/06/23	Semi-Annual	0.436	6 Month EURIBOR	—	(3)
USD	6,170	11/29/24	Semi-Annual	3 Month USD LIBOR	3.083	670,326	670,240
USD	30	12/01/56	Semi-Annual	3 Month USD LIBOR	1.929	541	540
USD	70	02/10/50	Semi-Annual	3 Month USD LIBOR	1.828	4,047	4,045
USD	2,960	02/28/25	Semi-Annual	3 Month USD LIBOR	2.515	284,142	284,098
USD	1,290	03/02/23	Semi-Annual	3 Month USD LIBOR	0.873	17,676	17,661
USD	750	03/06/22	Semi-Annual	3 Month USD LIBOR	0.679	5,907	5,900
USD	354	09/08/25	Semi-Annual	3 Month USD LIBOR	0.760	5,367	5,362
USD	550	04/14/30	Semi-Annual	3 Month USD LIBOR	0.820	(11,335)	(11,346)
EUR	2,590	03/11/22	Semi-Annual	0.228	6 Month EURIBOR	(4,585)	(4,585)
USD	1,060	06/02/25	Semi-Annual	3 Month USD LIBOR	0.358	(3,891)	(3,908)
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.680	(12,423)	(12,440)
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.652	(13,869)	(13,886)
EUR	1,565	06/23/30	Semi-Annual	0.147	6 Month EURIBOR	(1,691)	(1,691)
USD	1,470	07/08/23	Semi-Annual	3 Month USD LIBOR	0.250	161	142

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	1,070	07/12/28	Semi-Annual	3 Month USD LIBOR	0.654%	$(30,407)	$(30,425)
EUR	1,610	07/20/23	Semi-Annual	0.410%	6 Month EURIBOR	—	(13)
EUR	580	07/20/26	Semi-Annual	0.339	6 Month EURIBOR	—	(6)
EUR	1,120	08/16/27	Semi-Annual	0.251	6 Month EURIBOR	—	1
USD	38	10/21/30	Quarterly	3 Month USD LIBOR	0.562	(1,324)	(1,324)
USD	26	10/21/40	Quarterly	3 Month USD LIBOR	0.909	(1,997)	(1,997)
USD	47	10/21/50	Quarterly	3 Month USD LIBOR	0.985	(5,132)	(5,132)
EUR	1,320	09/13/23	Semi-Annual	0.468	6 Month EURIBOR	—	(9)
EUR	230	09/19/27	Semi-Annual	0.283	6 Month EURIBOR	—	8
USD	320	09/23/25	Semi-Annual	3 Month USD LIBOR	0.333	(2,101)	(2,106)
EUR	140	10/18/27	Semi-Annual	0.396	6 Month EURIBOR	—	(1)
USD	490	10/21/22	Semi-Annual	3 Month USD LIBOR	0.234	116	108
USD	4,510	11/19/25	Semi-Annual	3 Month USD LIBOR	0.785	(13,829)	(13,897)
USD	1,460	01/21/26	Semi-Annual	3 Month USD LIBOR	0.478	(4,647)	(4,660)
USD	180	01/21/32	Semi-Annual	3 Month USD LIBOR	1.283	(704)	(707)
USD	70	07/23/31	Semi-Annual	3 Month USD LIBOR	1.192	(266)	(267)
USD	70	07/27/31	Semi-Annual	3 Month USD LIBOR	1.191	(291)	(292)
USD	390	07/28/31	Semi-Annual	3 Month USD LIBOR	1.179	(2,082)	(2,088)
USD	175	07/28/31	Semi-Annual	3 Month USD LIBOR	1.167	(1,128)	(1,131)
USD	175	07/28/31	Semi-Annual	3 Month USD LIBOR	1.149	(1,441)	(1,444)
	Total					$1,178,764	$1,178,433

OTC credit default swap agreements on corporate issues—sell protection14

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond 2.75%, due 03/15/23	USD	130,000	12/20/22	Quarterly	1.000%	$(1,131)	$2,249	$1,118
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/22	Quarterly	1.000	(355)	443	88
BOA	Honeywell International, Inc., bond, 5.70%, due 03/15/36	USD	40,000	12/20/22	Quarterly	1.000	(517)	749	232
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/22	Quarterly	1.000	(996)	1,200	204
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/22	Quarterly	1.000	(1,296)	1,633	337
JPMCB	The Procter & Gamble Co., bond, 1.60%, due 11/15/18	USD	90,000	12/20/22	Quarterly	1.000	(1,296)	1,686	390
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/22	Quarterly	1.000	(297)	647	350
Total							$(5,888)	$8,607	$2,719

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	EUR	797,000	USD	970,927	03/17/21	$2,804
BOA	EUR	446,000	USD	540,420	03/17/21	(1,340)
CITI	EUR	73,000	USD	88,627	03/17/21	(47)
JPMCB	EUR	7,741,500	USD	9,476,525	02/03/21	81,632
JPMCB	EUR	101,000	USD	122,558	02/03/21	(13)
WBC	EUR	7,742,000	USD	9,533,321	03/17/21	129,041
WBC	EUR	8,108,000	USD	9,839,163	03/17/21	(9,699)
WBC	USD	9,405,456	EUR	7,757,000	02/03/21	8,247
Net unrealized appreciation (depreciation)						$210,625

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$7,682,282	$—	$7,682,282
Corporate bonds	—	122,151,510	—	122,151,510
Mortgage-backed securities	—	22,286,737	—	22,286,737
Municipal bonds	—	1,269,876	—	1,269,876
Non-U.S. government agency obligations	—	7,003,800	—	7,003,800
U.S. government agency obligations	—	93,384,692	—	93,384,692
U.S. Treasury obligations	—	78,282,828	—	78,282,828
Short-term investments	—	23,304,736	—	23,304,736
Investment of cash collateral from securities loaned	—	2,827,978	—	2,827,978
Options purchased	39,819	—	—	39,819
Swaptions purchased	—	1,385,576	—	1,385,576
Futures contracts	350,135	—	—	350,135
Swap agreements	—	2,956,040	—	2,956,040
Forward foreign currency contracts	—	221,724	—	221,724
Total	$389,954	$362,757,779	$—	$363,147,733
Liabilities
Investments sold short	$—	$(18,394,695)	$—	$(18,394,695)
Options written	(88,975)	—	—	(88,975)
Swaptions written	—	(1,608,851)	—	(1,608,851)
Futures contracts	(9,578)	—	—	(9,578)
Swap agreements	—	(1,768,669)	—	(1,768,669)
Forward foreign currency contracts	—	(11,099)	—	(11,099)
Total	$(98,553)	$(21,783,314)	$—	$(21,881,867)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%).

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $40,247,331, represented 12.3% of the Portfolio's net assets at period end.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

6  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

7  Security, or portion thereof, was on loan at the period end.

8  Perpetual investment. Date shown reflects the next call date.

9  Zero coupon bond.

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

12  Rates shown reflect yield at January 31, 2021.

13  Payments made or received are based on the notional amount.

14  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 0.65% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned -1.44%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 68. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. An average underweight to US duration added to relative returns, as Treasury yields rose across the curve. (Duration measures a portfolio's sensitivity to interest rate changes.) Non-US developed market interest rate strategies were also additive for results, including a short exposure to UK rates as gilt yields rose.

Overall, spread sector strategies contributed to returns, particularly an allocation to high yield corporate bonds, as the sector outperformed like-duration Treasurys. However, an overall underweight to investment grade corporate bonds was a headwind for relative returns, as the sector also outperformed like-duration Treasurys. However, this was offset by positive security selection within investment grade corporates. An allocation to, and relative value positioning within, agency mortgage-backed securities added to returns as did exposure to emerging market debt and US Treasury Inflation Protected Securities (TIPS). There were no meaningful detractors from performance over the period.

Overall, derivative usage was neutral during the period. Our short exposure to interest rate swaps was modestly positive for returns as swap rates underperformed Treasury rates. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of physical securities. The use of credit default swaps was positive for returns as synthetic credit spreads underperformed cash credit spreads. The use of options to manage mortgage exposure and overall volatility was positive for performance. Overall, the use of currency options was neutral for returns. Currency options were used to gain exposure to foreign currency markets and generate income in expected currency scenarios. The use of government futures to adjust interest rate exposures and replicate government bond positions detracted from performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Scott Mather; Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

PACE Strategic Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.52%	5.77%	5.06%	4.36%
Class Y2	0.65	6.05	5.31	4.60
Class P3	0.65	6.05	5.32	4.61
After deducting maximum sales charge
Class A1	(3.24)	1.80	4.26	3.96
Bloomberg Barclays US Government/Credit Index[4]	(1.44)	5.28	4.47	4.07
Lipper Core Plus Bond Funds median	0.85	5.75	4.79	4.22

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.45%	9.10%	5.33%	4.48%
Class Y2	3.58	9.40	5.59	4.72
Class P3	3.58	9.38	5.59	4.73
After deducting maximum sales charge
Class A1	(0.44)	4.98	4.52	4.08

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, supplemented from time to time, were as follows: Class A—1.35% and 1.28%; Class Y—1.30% and 1.03%; and Class P—1.13% and 1.03% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class Y—0.68%; and Class P—0.68% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Characteristics
Weighted average duration	4.86 yrs.
Weighted average maturity	8.90 yrs.
Average coupon	3.99%
Top ten holdings	Percentage of net assets
U.S. Treasury Bonds, 2.500% due 02/15/45	8.8%
UMBS TBA, 2.000%	4.7
U.S. Treasury Notes, 2.125% due 09/30/21	4.0
U.S. Treasury Notes, 2.125% due 09/30/24	1.7
GNMA II, 5.000% due 07/20/49	1.5
U.S. Treasury Notes, 1.875% due 08/31/22	1.4
U.S. Treasury Bonds, 1.375% due 11/15/40	1.2
U.S. Treasury Notes, 2.625% due 02/15/29	1.1
GNMA REMIC, 5.500% due 01/20/35	1.0
U.S. Treasury Bonds, 1.375% due 08/15/50	1.0
Total	26.4%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	82.2%
United Kingdom	6.5
Cayman Islands	3.0
Germany	2.2
Japan	1.6
Total	95.5%
Asset allocation	Percentage of net assets
Corporate bonds	51.0%
U.S. Treasury obligations	25.3
Mortgage-backed securities	10.9
U.S. government agency obligations	7.7
Asset-backed securities	6.7
Non-U.S. government agency obligations	2.7
Short-term U.S. Treasury obligations	0.8
Exchange traded funds	0.7
Loan assignments	0.5
Short-term investments	0.5
Municipal bonds	0.3
Investments sold short	(2.9)
Cash equivalents and liabilities in excess of other assets	(4.2)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Asset-backed securities—6.7%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1, 1 mo. USD LIBOR + 0.580%, 0.710%, due 07/25/34[2]		681,952	$671,324
AM Capital Funding LLC, Series 2018-1, Class A, 4.980%, due 12/15/23[3]		440,000	459,682
AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3 mo. USD LIBOR + 0.980%, 1.214%, due 04/14/29[2,3,4]		1,400,000	1,400,143
Apres Static CLO Ltd., Series 2019-1A, Class A1R, 3 mo. USD LIBOR + 1.070%, 1.307%, due 10/15/28[2,3]		1,542,386	1,542,709
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100%, 1.318%, due 04/25/26[2,3]		13,903	13,907
California Street CLO XII Ltd., Series 2013-12A, Class AR, 3 mo. USD LIBOR + 1.030%, 1.271%, due 10/15/25[2,3]		497,450	497,554
Catamaran CLO Ltd., Series 2016-1A, Class A1R, 3 mo. USD LIBOR + 1.090%, 1.309%, due 01/18/29[2,3,4]		1,400,000	1,400,122
CHEC Loan Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 0.960%, 1.090%, due 06/25/34[2]		365,284	358,881
Chesapeake Funding II LLC, Series 2018-2A, Class A1, 3.230%, due 08/15/30[3]		781,652	793,158
Series 2018-2A, Class A2, 1 mo. USD LIBOR + 0.370%, 0.497%, due 08/15/30[2,3]		781,652	782,368
Cork Street CLO Designated Activity Co., Series 1A, Class A1BE, 3 mo. Euribor + 0.760%, 0.760%, due 11/27/28[2,3]	EUR	2,177,207	2,642,017
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A, 6.672%, due 06/25/36[5]		285,702	109,503
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A, 1 mo. USD LIBOR + 0.820%, 0.947%, due 09/15/29[2]		40,356	39,549
Evans Grove CLO Ltd., Series 2018-1A, Class A1, 3 mo. USD LIBOR + 0.920%, 1.144%, due 05/28/28[2,3]		1,352,596	1,352,709
Figueroa CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 1.141%, due 01/15/27[2,3]		100,351	100,372
	Face amount[1]	Value
Asset-backed securities—(continued)
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 1 mo. USD LIBOR + 0.240%, 0.370%, due 10/25/36[2]	1,408,257	$1,136,446
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, 3 mo. USD LIBOR + 1.200%, 1.441%, due 10/15/30[2,3]	1,700,000	1,700,175
Gallatin CLO IX Ltd., Series 2018-1A, Class A, 3 mo. USD LIBOR + 1.050%, 1.274%, due 01/21/28[2,3]	1,426,861	1,427,184
GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A2, 1 mo. USD LIBOR + 0.380%, 0.507%, due 03/15/23[2,3]	1,900,000	1,900,658
GSAMP Trust, Series 2006-HE4, Class A1, 1 mo. USD LIBOR + 0.140%, 0.270%, due 06/25/36[2]	1,277,704	1,253,808
Home Equity Asset Trust, Series 2005-2, Class M5, 1 mo. USD LIBOR + 1.095%, 1.225%, due 07/25/35[2]	501,917	502,387
ICG US CLO Ltd., Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.400%, 1.622%, due 10/22/31[2,3]	1,700,000	1,703,618
Jamestown CLO V Ltd., Series 2014-5A, Class AR, 3 mo. USD LIBOR + 1.220%, 1.443%, due 01/17/27[2,3]	233,465	233,516
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 1 mo. USD LIBOR + 0.390%, 0.520%, due 05/25/35[2]	2,268,578	2,255,164
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV2, 1 mo. USD LIBOR + 0.280%, 0.410%, due 11/25/36[2]	344,108	343,919
KKR CLO 18 Ltd., Series 18, Class A, 3 mo. USD LIBOR + 1.270%, 1.496%, due 07/18/30[2,3]	1,100,000	1,100,218
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, 1 mo. USD LIBOR + 1.130%, 1.257%, due 05/15/28[2,3]	867,697	867,705
Loomis Sayles CLO II Ltd., Series 2015-2A, Class A1R, 3 mo. USD LIBOR + 0.900%, 1.141%, due 04/15/28[2,3]	1,301,120	1,301,392
LP Credit Card ABS Master Trust, Series 2018-1, Class A, 1 mo. USD LIBOR + 1.550%, 1.740%, due 08/20/24[2,3]	1,095,491	1,135,493

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2, 1 mo. USD LIBOR + 0.705%, 0.835%, due 12/25/34[2]	183,106	$169,789
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1, 1 mo. USD LIBOR + 1.575%, 1.705%, due 11/25/32[2]	339,141	339,449
Mountain View CLO Ltd., Series 2014-1A, Class ARR, 3 mo. USD LIBOR + 0.800%, 1.041%, due 10/15/26[2,3]	252,145	252,197
Navient Student Loan Trust, Series 2019-7A, Class A1, 1 mo. USD LIBOR + 0.500%, 0.630%, due 01/25/68[2,3]	340,154	340,741
New Century Home Equity Loan Trust, Series 2005-B, Class M1, 1 mo. USD LIBOR + 0.720%, 0.850%, due 10/25/35[2]	1,900,000	1,868,968
Series 2005-D, Class A2D, 1 mo. USD LIBOR + 0.330%, 0.460%, due 02/25/36[2]	566,603	563,131
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.430%, due 12/16/24[3]	854,795	862,408
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 0.760%, due 12/25/35[2]	987,258	981,051
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2, 1 mo. USD LIBOR + 1.350%, 1.480%, due 12/25/34[2]	530,516	531,890
Saxon Asset Securities Trust, Series 2004-1, Class M1, 1 mo. USD LIBOR + 0.795%, 0.925%, due 03/25/35[2]	203,130	199,216
Series 2006-1, Class M1, 1 mo. USD LIBOR + 0.465%, 0.595%, due 03/25/36[2]	1,560,796	1,542,400
Sound Point CLO X Ltd., Series 2015-3A, Class AR, 3 mo. USD LIBOR + 0.890%, 1.114%, due 01/20/28[2,3]	366,697	366,779
Soundview Home Loan Trust, Series 2006-OPT3, Class 2A4, 1 mo. USD LIBOR + 0.250%, 0.380%, due 06/25/36[2]	2,675,000	2,590,361
Structured Asset Securities Corp., Series 2001-SB1, Class A2, 3.375%, due 08/25/31	140,420	136,033
Series 2005-WF1, Class M1, 1 mo. USD LIBOR + 0.660%, 0.790%, due 02/25/35[2]	119,740	119,088
	Face amount[1]	Value
Asset-backed securities—(concluded)
Telos CLO Ltd., Series 2014-6A, Class A1R, 3 mo. USD LIBOR + 1.270%, 1.493%, due 01/17/27[2,3]	378,259	$378,343
TICP CLO III-2 Ltd., Series 2018-3R, Class A, 3 mo. USD LIBOR + 0.840%, 1.064%, due 04/20/28[2,3]	1,138,046	1,138,299
TRESTLES CLO Ltd., Series 2017-1A, Class A1A, 3 mo. USD LIBOR + 1.290%, 1.508%, due 07/25/29[2,3]	1,700,000	1,700,612
TRTX Issuer Ltd., Series 2019-FL3, Class A, 1 mo. USD LIBOR + 1.150%, 1.277%, due 10/15/34[2,3]	1,500,000	1,501,267
United States Small Business Administration, Series 2002-20K, Class 1, 5.080%, due 11/01/22	59,620	61,285
Series 2005-20H, Class 1, 5.110%, due 08/01/25	116,245	123,102
Series 2007-20D, Class 1, 5.320%, due 04/01/27	448,170	480,485
Utah State Board of Regents, Series 2017-1, Class A, 1 mo. USD LIBOR + 0.750%, 0.880%, due 01/25/57[2]	581,064	582,517
WhiteHorse X Ltd., Series 2015-10A, Class A1R, 3 mo. USD LIBOR + 0.930%, 1.153%, due 04/17/27[2,3]	340,523	340,711
Total asset-backed securities (cost—$44,011,230)		46,195,803
Corporate bonds—51.0%
Advertising—0.1%
Lamar Media Corp. 3.750%, due 02/15/28	70,000	71,030
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, due 03/15/30[3]	25,000	24,937
5.000%, due 08/15/27[3]	216,000	222,653
		318,620
Aerospace & defense—0.8%
Boeing Co./The 2.750%, due 02/01/26[6]	1,700,000	1,780,674
5.805%, due 05/01/50	500,000	659,192
Howmet Aerospace, Inc. 5.900%, due 02/01/27	35,000	40,741
Signature Aviation US Holdings, Inc. 5.375%, due 05/01/26[3]	135,000	138,334
Spirit AeroSystems, Inc. 3.950%, due 06/15/23[6]	1,500,000	1,483,125
5.500%, due 01/15/25[3]	85,000	89,144
7.500%, due 04/15/25[3]	230,000	246,723

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
TransDigm, Inc. 4.625%, due 01/15/29[3,4]	80,000	$79,450
5.500%, due 11/15/27	150,000	153,930
6.250%, due 03/15/26[3]	330,000	349,041
6.375%, due 06/15/26	380,000	392,350
7.500%, due 03/15/27	225,000	240,750
		5,653,454
Agriculture—0.9%
BAT Capital Corp. 3.734%, due 09/25/40	460,000	470,223
4.906%, due 04/02/30	255,000	301,733
Imperial Brands Finance PLC 3.500%, due 02/11/23[3]	3,755,000	3,931,949
3.750%, due 07/21/22[3]	1,600,000	1,664,063
		6,367,968
Airlines—1.8%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.375%, due 05/15/21[3]	1,063,111	1,065,523
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.950%, due 01/15/23	1,097,811	1,075,987
Series 2015-2, Class AA, 3.600%, due 09/22/27	786,858	797,970
Series 2016-2, Class AA, 3.200%, due 06/15/28	1,052,350	1,040,990
Series 2017-2, Class A, 3.600%, due 10/15/29	864,694	798,200
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.150%, due 04/11/24	1,450,977	1,494,762
Series 2012-2, Class A, 4.000%, due 10/29/24	1,040,519	1,072,293
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	1,429,411	1,472,838
Delta Air Lines, Inc. 7.375%, due 01/15/26	245,000	281,462
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.750%, due 10/20/28[3]	170,000	188,384
JetBlue Pass Through Trust, Series 2019-1, Class A, 2.950%, due 05/15/28	2,119,527	2,012,338
Mileage Plus Holdings LLC/ Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[3]	475,000	519,531
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.100%, due 04/01/28	424,854	417,985
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.875%, due 10/15/27		156,132	$174,386
Series 2020-1, Class B, 4.875%, due 01/15/26[4]		20,000	20,400
			12,433,049
Apparel—0.0%†
Hanesbrands, Inc. 5.375%, due 05/15/25[3]		20,000	21,321
William Carter Co./The 5.625%, due 03/15/27[3]		85,000	89,781
			111,102
Auto manufacturers—2.9%
Ford Motor Co. 4.750%, due 01/15/43		105,000	105,977
5.291%, due 12/08/46		105,000	110,610
9.000%, due 04/22/25		225,000	274,219
9.625%, due 04/22/30[6]		180,000	255,094
Ford Motor Credit Co. LLC 2.330%, due 11/25/25	EUR	1,200,000	1,466,136
5.125%, due 06/16/25		1,700,000	1,846,200
5.750%, due 02/01/21		970,000	970,000
Ford Motor Credit Co. LLC GMTN 4.389%, due 01/08/26		525,000	558,469
General Motors Co. 6.125%, due 10/01/25		525,000	632,395
General Motors Financial Co., Inc. 3.550%, due 04/09/21		1,600,000	1,608,766
5.100%, due 01/17/24		1,725,000	1,927,189
General Motors Financial Co., Inc. EMTN 3 mo. Euribor + 0.550%, 0.009%, due 03/26/22[2,7]	EUR	1,200,000	1,454,072
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[3]		1,100,000	1,123,051
Nissan Motor Co. Ltd. 3.522%, due 09/17/25[3]		1,400,000	1,499,319
4.810%, due 09/17/30[3]		1,400,000	1,560,125
Volkswagen Bank GmbH EMTN 2.500%, due 07/31/26[7]	EUR	1,200,000	1,626,234
Volkswagen Group of America Finance LLC 3 mo. USD LIBOR + 0.860%, 1.098%, due 09/24/21[2,3]		1,500,000	1,507,516
2.850%, due 09/26/24[3]		1,500,000	1,604,463
			20,129,835
Auto parts & equipment—0.1%
American Axle & Manufacturing, Inc. 6.875%, due 07/01/28[6]		170,000	178,695
Clarios Global LP/Clarios U.S. Finance Co. 6.250%, due 05/15/26[3]		100,000	106,417
Dana, Inc. 5.375%, due 11/15/27		10,000	10,525
5.625%, due 06/15/28		15,000	15,994

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Goodyear Tire & Rubber Co./The 9.500%, due 05/31/25	110,000	$123,200
IHO Verwaltungs GmbH 4.750% Cash or 5.500 PIK, 4.750%, due 09/15/26[3,8]	200,000	207,000
Meritor, Inc. 6.250%, due 06/01/25[3]	20,000	21,300
Tenneco, Inc. 7.875%, due 01/15/29[3]	60,000	67,500
		730,631
Banks—9.4%
Banco de Bogota SA 6.250%, due 05/12/26[3,6]	65,000	73,613
Banco Santander SA (fixed, converts to FRN on 02/08/24), 7.500%, due 02/08/24[7,9]	200,000	219,220
Bangkok Bank PCL (fixed, converts to FRN on 09/25/29), 3.733%, due 09/25/34[3]	55,000	57,732
Bank of America Corp. (fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31	1,600,000	1,678,693
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[9]	86,000	90,730
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[9]	102,000	112,892
Bank of America Corp. MTN (fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31	290,000	302,377
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29	215,000	247,498
4.000%, due 01/22/25	1,500,000	1,672,367
(fixed, converts to FRN on 03/20/50), 4.083%, due 03/20/51	280,000	338,229
4.125%, due 01/22/24	2,200,000	2,431,306
Bank of New York Mellon Corp./The, Series F, (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[9]	82,000	86,715
Barclays Bank PLC 7.625%, due 11/21/22	391,000	434,558
Barclays PLC 3 mo. USD LIBOR + 1.625%, 1.850%, due 01/10/23[2]	2,000,000	2,024,057
(fixed, converts to FRN on 02/15/22), 4.610%, due 02/15/23	1,100,000	1,145,589
4.836%, due 05/09/28	535,000	610,462
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29	1,100,000	1,309,772
(fixed, converts to FRN on 12/15/25), 6.125%, due 12/15/25[6,9]	200,000	216,500
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
BNP Paribas SA
(fixed, converts to FRN on 03/25/24), 6.625%, due 03/25/24[3,9]	200,000	$216,560
CIT Group, Inc. 5.000%, due 08/15/22	500,000	528,750
Citigroup, Inc. (fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30	200,000	216,026
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28	755,000	861,528
4.400%, due 06/10/25	980,000	1,111,638
(fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[9]	73,000	76,123
Series U, (fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[9]	89,000	92,282
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[9]	52,000	53,170
Citizens Financial Group, Inc., Series B, (fixed, converts to FRN on 07/06/23), 6.000%, due 07/06/23[9]	60,000	62,100
Series C, (fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[9]	80,000	84,000
Comerica, Inc. (fixed, converts to FRN on 07/01/25), 5.625%, due 07/01/25[9]	50,000	55,000
Cooperatieve Rabobank UA 3.875%, due 09/26/23[3]	1,500,000	1,635,975
Credit Suisse AG 6.500%, due 08/08/23[3]	500,000	563,326
Credit Suisse Group AG 3 mo. USD LIBOR + 1.240%, 1.460%, due 06/12/24[2,3]	1,600,000	1,631,227
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[3]	1,600,000	1,727,872
(fixed, converts to FRN on 02/11/27), 5.250%, due 02/11/27[3,9]	200,000	211,490
(fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[3,9]	800,000	874,992
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[3,9]	700,000	775,625
Deutsche Bank AG 3.300%, due 11/16/22	1,900,000	1,983,246
3.950%, due 02/27/23	1,300,000	1,380,299
(fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25	1,500,000	1,642,666
4.250%, due 10/14/21	1,100,000	1,127,280
Discover Bank 4.200%, due 08/08/23	1,600,000	1,745,435

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Fifth Third Bancorp, Series H, (fixed, converts to FRN on 06/30/23), 5.100%, due 06/30/23[9]	115,000	$117,012
Series L, (fixed, converts to FRN on 09/30/25), 4.500%, due 09/30/25[9]	25,000	26,500
Goldman Sachs Group, Inc./The (fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	290,000	343,683
Series O, (fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[9]	104,000	115,261
Series Q, (fixed, converts to FRN on 08/10/24), 5.500%, due 08/10/24[9]	43,000	47,245
Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[9]	39,000	41,267
Goldman Sachs Group, Inc./The GMTN 3 mo. USD LIBOR + 1.750%, 1.969%, due 10/28/27[2]	1,100,000	1,158,584
Grupo Aval Ltd. 4.375%, due 02/04/30[3]	55,000	56,815
HSBC Holdings PLC (fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[9]	870,000	942,575
Huntington Bancshares, Inc., Series E, (fixed, converts to FRN on 04/15/23), 5.700%, due 04/15/23[9]	124,000	125,860
ING Groep N.V. (fixed, converts to FRN on 11/16/26), 5.750%, due 11/16/26[9]	200,000	216,750
Intesa Sanpaolo SpA, Series XR, 4.000%, due 09/23/29[3]	1,500,000	1,676,908
JPMorgan Chase & Co. (fixed, converts to FRN on 05/13/30), 2.956%, due 05/13/31	130,000	138,994
(fixed, converts to FRN on 04/22/40), 3.109%, due 04/22/41	470,000	508,030
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29	650,000	751,505
Series CC, (fixed, converts to FRN on 11/01/22), 4.625%, due 11/01/22[9]	100,000	98,310
Series FF, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[9]	95,000	100,207
Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[9]	41,000	42,189
Lloyds Bank PLC EMTN 7.500%, due 04/02/32[5,7]	2,200,000	1,780,122
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	$1,332,889
(fixed, converts to FRN on 09/27/25), 7.500%, due 09/27/25[9]		200,000	228,090
Lloyds Banking Group PLC MTN 4.000%, due 03/07/25	AUD	1,700,000	1,431,041
M&T Bank Corp., Series G, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[9]		56,000	59,080
Mitsubishi UFJ Financial Group, Inc. 3 mo. USD LIBOR + 0.740%, 0.968%, due 03/02/23[2]		1,600,000	1,612,847
Mizuho Financial Group, Inc. (fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24		1,100,000	1,193,259
Morgan Stanley (fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28		535,000	605,160
Series H, (fixed, converts to FRN on 01/15/21), 3.851%, due 04/15/21[9]		395,000	394,506
Morgan Stanley GMTN (fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31		210,000	223,228
Natwest Group PLC (fixed, converts to FRN on 08/28/30), 3.032%, due 11/28/35		550,000	552,502
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[9]		1,400,000	1,449,000
PNC Financial Services Group, Inc./The, Series S, (fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[6,9]		67,000	73,720
Skandinaviska Enskilda Banken AB (fixed, converts to FRN on 05/13/25), 5.125%, due 05/13/25[7,9]		200,000	209,500
Societe Generale S.A. 4.250%, due 09/14/23[3]		1,500,000	1,631,921
Standard Chartered PLC (fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[3]		1,500,000	1,631,765
Synchrony Bank 3.650%, due 05/24/21		1,600,000	1,611,869
Truist Financial Corp., Series L, (fixed, converts to FRN on 12/15/24), 5.050%, due 12/15/24[9]		73,000	74,416
Series N, (fixed, converts to FRN on 09/01/24), 4.800%, due 09/01/24[6,9]		130,000	135,643
Series Q, (fixed, converts to FRN on 03/01/30), 5.100%, due 03/01/30[9]		25,000	28,195
UniCredit SpA 7.830%, due 12/04/23[3]		3,300,000	3,875,451

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(concluded)
United Overseas Bank Ltd. 3.200%, due 04/23/21[3]	1,600,000	$1,609,889
Wells Fargo & Co. 3 mo. USD LIBOR + 1.230%, 1.442%, due 10/31/23[2]	1,400,000	1,423,307
(fixed, converts to FRN on 03/15/26), 3.900%, due 03/15/26[4,9]	75,000	75,000
Series S, (fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[9]	84,000	88,652
Series U, (fixed, converts to FRN on 06/15/25), 5.875%, due 06/15/25[9]	69,000	76,848
Wells Fargo & Co. MTN (fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31	625,000	654,341
(fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	1,500,000	1,648,670
Wells Fargo Bank N.A. 3.550%, due 08/14/23	735,000	792,106
		64,719,632
Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 04/15/48	325,000	394,675
4.600%, due 06/01/60	1,400,000	1,713,192
4.750%, due 04/15/58	270,000	335,883
Coca-Cola Femsa SAB de CV 1.850%, due 09/01/32	1,400,000	1,392,580
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]	1,500,000	1,574,768
		5,411,098
Building materials—0.3%
Builders FirstSource, Inc. 5.000%, due 03/01/30[3]	35,000	37,406
Cemex SAB de CV 5.200%, due 09/17/30[3]	25,000	27,188
7.375%, due 06/05/27[3]	55,000	62,067
Forterra Finance LLC/FRTA Finance Corp. 6.500%, due 07/15/25[3]	100,000	106,500
Fortune Brands Home & Security, Inc. 3.250%, due 09/15/29	1,400,000	1,536,974
JELD-WEN, Inc. 4.625%, due 12/15/25[3]	135,000	137,700
4.875%, due 12/15/27[3]	135,000	141,750
Masonite International Corp. 5.375%, due 02/01/28[3]	75,000	80,296
5.750%, due 09/15/26[3]	125,000	130,469
Standard Industries, Inc. 3.375%, due 01/15/31[3]	55,000	54,323
5.000%, due 02/15/27[3]	35,000	36,444
		2,351,117
	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—0.9%
CF Industries, Inc. 4.950%, due 06/01/43	15,000	$17,888
5.375%, due 03/15/44	30,000	37,950
Element Solutions, Inc. 3.875%, due 09/01/28[3]	85,000	85,580
HB Fuller Co. 4.000%, due 02/15/27	75,000	78,000
4.250%, due 10/15/28	290,000	296,525
Huntsman International LLC 5.125%, due 11/15/22	1,300,000	1,381,338
Ingevity Corp. 3.875%, due 11/01/28[3]	100,000	100,261
NOVA Chemicals Corp. 4.875%, due 06/01/24[3]	285,000	292,125
5.250%, due 06/01/27[3]	280,000	289,178
Nutrition & Biosciences, Inc. 2.300%, due 11/01/30[3]	1,400,000	1,429,946
Olin Corp. 5.625%, due 08/01/29	210,000	224,700
Sasol Financing USA LLC 5.875%, due 03/27/24	45,000	47,363
Syngenta Finance N.V. 4.441%, due 04/24/23[3]	1,600,000	1,653,386
Tronox, Inc. 6.500%, due 04/15/26[3]	45,000	46,406
Valvoline, Inc. 3.625%, due 06/15/31[3,4]	130,000	130,488
		6,111,134
Commercial services—1.5%
ADT Security Corp./The 4.875%, due 07/15/32[3,6]	180,000	194,796
APX Group, Inc. 6.750%, due 02/15/27[3]	105,000	111,825
ASGN, Inc. 4.625%, due 05/15/28[3]	155,000	160,258
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.750%, due 07/15/27[3,6]	215,000	217,239
Duke University 2.682%, due 10/01/44	1,700,000	1,753,907
Emory University 2.143%, due 09/01/30	1,400,000	1,459,236
Garda World Security Corp. 4.625%, due 02/15/27[3]	315,000	317,819
IHS Markit Ltd. 5.000%, due 11/01/22[3]	901,000	959,515
Jaguar Holding Co. II/PPD Development LP 4.625%, due 06/15/25[3,6]	45,000	47,194
5.000%, due 06/15/28[3]	100,000	106,022
Korn Ferry 4.625%, due 12/15/27[3]	90,000	94,635
MPH Acquisition Holdings LLC 5.750%, due 11/01/28[3,6]	145,000	143,731
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[3]	290,000	309,914
5.875%, due 10/01/30[3]	165,000	183,303

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—(concluded)
PayPal Holdings, Inc. 2.850%, due 10/01/29	1,800,000	$1,962,074
Prime Security Services Borrower LLC/ Prime Finance, Inc. 3.375%, due 08/31/27[3]	50,000	49,352
5.750%, due 04/15/26[3]	510,000	558,348
6.250%, due 01/15/28[3]	120,000	127,800
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[3]	70,000	72,012
Rockefeller Foundation/The 2.492%, due 10/01/50	1,400,000	1,417,135
Service Corp. International 3.375%, due 08/15/30	80,000	81,200
5.125%, due 06/01/29	50,000	54,651
United Rentals North America, Inc. 3.875%, due 02/15/31	120,000	125,100
5.250%, due 01/15/30	35,000	38,745
		10,545,811
Computers—0.7%
Apple, Inc. 2.450%, due 08/04/26	610,000	660,703
Dell International LLC/EMC Corp. 4.900%, due 10/01/26[3]	1,300,000	1,518,060
5.850%, due 07/15/25[3]	1,300,000	1,544,035
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	215,000	225,830
Science Applications International Corp. 4.875%, due 04/01/28[3]	230,000	242,075
Western Digital Corp. 4.750%, due 02/15/26[6]	250,000	276,667
		4,467,370
Cosmetics & personal Care—0.0%†
Edgewell Personal Care Co. 5.500%, due 06/01/28[3]	250,000	267,432
Distribution & wholesale—0.1%
IAA, Inc. 5.500%, due 06/15/27[3]	110,000	115,511
Performance Food Group, Inc. 5.500%, due 06/01/24[3]	130,000	130,819
5.500%, due 10/15/27[3]	95,000	99,987
6.875%, due 05/01/25[3,6]	140,000	150,542
Resideo Funding, Inc. 6.125%, due 11/01/26[3]	120,000	127,500
Univar Solutions USA, Inc. 5.125%, due 12/01/27[3]	200,000	210,000
		834,359
Diversified financial services—2.6%
AerCap Ireland Capital DAC/ AerCap Global Aviation Trust 4.450%, due 10/01/25	650,000	715,245
4.450%, due 04/03/26	1,200,000	1,333,333
	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Air Lease Corp. MTN 2.300%, due 02/01/25	475,000	$490,268
Aircastle Ltd. 5.500%, due 02/15/22	1,500,000	1,570,219
Avolon Holdings Funding Ltd. 3.950%, due 07/01/24[3]	1,400,000	1,469,845
BGC Partners, Inc. 5.375%, due 07/24/23	1,400,000	1,525,003
Charles Schwab Corp./The, Series G, (fixed, converts to FRN on 06/01/25), 5.375%, due 06/01/25[9]	40,000	44,334
Depository Trust & Clearing Corp./The, Series C, (fixed, converts to FRN on 03/15/20), 3.384%, due 03/15/21[3,9]	2,000,000	1,950,000
Discover Financial Services, Series C, (fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[9]	125,000	132,813
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012 Class 1A, 5.125%, due 11/30/22[3]	168,417	159,363
GE Capital Funding LLC 4.400%, due 05/15/30[3]	1,700,000	1,971,881
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[3,8]	257,537	230,496
Lazard Group LLC 4.375%, due 03/11/29	400,000	467,610
LeasePlan Corp. N.V. 2.875%, due 10/24/24[3]	1,500,000	1,583,167
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[10]	1,900,000	19,380
1.000%, due 12/30/16[10]	900,000	9,180
1.000%, due 01/24/49[10]	4,500,000	45,900
LPL Holdings, Inc. 4.625%, due 11/15/27[3]	140,000	146,125
5.750%, due 09/15/25[3]	293,000	302,757
Navient Corp. MTN, Series A, 5.625%, due 01/25/25	500,000	478,302
OneMain Finance Corp. 6.125%, due 03/15/24	35,000	38,249
6.875%, due 03/15/25	1,345,000	1,539,184
7.125%, due 03/15/26	300,000	351,000
8.875%, due 06/01/25	70,000	78,267
Synchrony Financial 2.850%, due 07/25/22	1,150,000	1,186,837
		17,838,758
Electric—6.3%
Adani Electricity Mumbai Ltd. 3.949%, due 02/12/30[3]	1,855,000	1,947,868
AES Corp./The 2.450%, due 01/15/31[3]	1,400,000	1,402,817

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Alabama Power Co., Series 20-A, 1.450%, due 09/15/30	600,000	$593,802
American Transmission Systems, Inc. 5.250%, due 01/15/22[3]	900,000	935,608
Avangrid, Inc. 3.800%, due 06/01/29	1,600,000	1,836,099
Black Hills Corp. 2.500%, due 06/15/30	1,400,000	1,463,175
Calpine Corp. 4.500%, due 02/15/28[3]	370,000	380,064
4.625%, due 02/01/29[3]	133,000	134,330
5.000%, due 02/01/31[3]	184,000	189,060
5.125%, due 03/15/28[3]	95,000	98,325
Clearway Energy Operating LLC 4.750%, due 03/15/28[3]	35,000	37,673
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	863,747
Dominion Energy, Inc., Series B, (fixed, converts to FRN on 12/15/24), 4.650%, due 12/15/24[9]	55,000	57,887
Edison International 2.950%, due 03/15/23	1,500,000	1,560,496
Enel Finance International N.V. 4.250%, due 09/14/23[3]	1,600,000	1,745,773
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,594,502
Exelon Corp. 4.700%, due 04/15/50	160,000	205,432
FirstEnergy Corp., Series C, 5.350%, due 07/15/47	165,000	199,531
Series C, 7.375%, due 11/15/31	75,000	105,146
Idaho Power Co., Series K, 4.200%, due 03/01/48	1,400,000	1,749,422
LG&E and KU Energy LLC 4.375%, due 10/01/21	1,440,000	1,463,209
MidAmerican Energy Co. 3.650%, due 04/15/29	1,400,000	1,643,097
Monongahela Power Co. 3.550%, due 05/15/27[3]	1,800,000	1,936,890
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	1,700,000	1,936,116
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]	2,100,000	2,506,588
Northern States Power Co. 2.900%, due 03/01/50	1,300,000	1,382,785
NRG Energy, Inc. 5.250%, due 06/15/29[3]	180,000	198,000
7.250%, due 05/15/26	30,000	31,455
	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(concluded)
Pacific Gas and Electric Co. 3 mo. USD LIBOR + 1.375%, 1.600%, due 11/15/21[2]	1,100,000	$1,102,649
1.750%, due 06/16/22	900,000	902,952
3.150%, due 01/01/26[6]	500,000	534,268
3.300%, due 08/01/40	225,000	221,281
3.400%, due 08/15/24[6]	1,400,000	1,501,447
3.750%, due 02/15/24	1,600,000	1,719,507
4.300%, due 03/15/45[6]	425,000	445,573
PPL Capital Funding, Inc. 3.500%, due 12/01/22	1,700,000	1,778,597
San Diego Gas & Electric Co., Series VVV,
1.700%, due 10/01/30	1,400,000	1,390,424
Sempra Energy 2.900%, due 02/01/23	2,178,000	2,281,935
Southern Co./The, Series B, (fixed, converts to FRN on 10/15/25), 4.000%, due 01/15/51	575,000	608,044
Talen Energy Supply LLC 6.625%, due 01/15/28[3]	250,000	260,000
7.250%, due 05/15/27[3]	115,000	121,612
7.625%, due 06/01/28[3]	35,000	37,713
Vistra Operations Co. LLC 5.000%, due 07/31/27[3]	125,000	131,587
5.500%, due 09/01/26[3]	60,000	62,382
5.625%, due 02/15/27[3]	90,000	94,942
WEC Energy Group, Inc. 1.800%, due 10/15/30	1,300,000	1,287,881
		43,681,691
Electrical components & equipment—0.1%
Energizer Holdings, Inc. 4.375%, due 03/31/29[3]	90,000	92,025
4.750%, due 06/15/28[3]	280,000	291,816
EnerSys 4.375%, due 12/15/27[3]	45,000	47,882
		431,723
Electronics—0.0%†
Sensata Tech, Inc. 4.375%, due 02/15/30[3]	20,000	21,525
Sensata Technologies BV 4.875%, due 10/15/23[3]	145,000	155,512
Sensata Technologies, Inc. 3.750%, due 02/15/31[3]	50,000	51,315
		228,352
Energy-Alternate Sources—0.4%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[3]	1,500,000	1,596,675
Greenko Solar Mauritius Ltd. 5.950%, due 07/29/26[3,6]	1,300,000	1,397,385
		2,994,060

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Engineering & construction—0.3%
AECOM 5.875%, due 10/15/24	35,000	$38,937
frontdoor, Inc. 6.750%, due 08/15/26[3]	235,000	250,862
IHS Netherlands Holdco BV 8.000%, due 09/18/27[3]	55,000	58,919
Sydney Airport Finance Co. Pty Ltd. 3.375%, due 04/30/25[3,6]	1,800,000	1,947,350
		2,296,068
Entertainment—0.3%
Caesars Entertainment, Inc. 6.250%, due 07/01/25[3]	255,000	268,748
Caesars Resort Collection LLC/CRC Finco, Inc. 5.750%, due 07/01/25[3]	85,000	89,211
Cedar Fair LP 5.250%, due 07/15/29	25,000	25,023
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, due 04/15/27	35,000	35,088
5.500%, due 05/01/25[3]	235,000	244,181
Churchill Downs, Inc. 5.500%, due 04/01/27[3]	295,000	308,644
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3]	250,000	250,625
4.875%, due 11/01/24[3]	155,000	155,775
6.500%, due 05/15/27[3]	285,000	316,609
Scientific Games International, Inc. 5.000%, due 10/15/25[3]	325,000	334,776
Six Flags Entertainment Corp. 4.875%, due 07/31/24[3]	55,000	54,588
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[3]	165,000	177,787
Vail Resorts, Inc. 6.250%, due 05/15/25[3]	70,000	74,375
		2,335,430
Environmental control—0.1%
Clean Harbors, Inc. 4.875%, due 07/15/27[3]	30,000	31,586
5.125%, due 07/15/29[3]	15,000	16,275
Harsco Corp. 5.750%, due 07/31/27[3]	265,000	274,606
		322,467
Food—0.6%
BRF SA 4.875%, due 01/24/30[3]	60,000	63,731
Grupo Bimbo SAB de CV 4.700%, due 11/10/47[3]	705,000	847,542
Kraft Heinz Foods Co. 4.875%, due 10/01/49[4]	80,000	90,518
5.000%, due 06/04/42	85,000	98,241
5.200%, due 07/15/45	205,000	238,420
7.125%, due 08/01/39[3]	1,200,000	1,703,273
	Face amount[1]	Value
Corporate bonds—(continued)
Food—(concluded)
Kroger Co./The 5.400%, due 01/15/49	115,000	$161,979
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[3]	20,000	22,144
Minerva Luxembourg SA 6.500%, due 09/20/26[3]	70,000	73,540
Post Holdings, Inc. 4.625%, due 04/15/30[3]	115,000	119,194
5.000%, due 08/15/26[3]	30,000	30,946
5.500%, due 12/15/29[3]	295,000	320,435
5.625%, due 01/15/28[3]	95,000	100,759
5.750%, due 03/01/27[3]	20,000	20,975
US Foods, Inc. 6.250%, due 04/15/25[3]	315,000	336,263
		4,227,960
Food service—0.1%
Aramark Services, Inc. 5.000%, due 04/01/25[3,6]	205,000	210,576
5.000%, due 02/01/28[3,6]	605,000	630,773
6.375%, due 05/01/25[3]	100,000	106,310
		947,659
Healthcare-products—0.0%†
Avantor Funding, Inc. 4.625%, due 07/15/28[3]	75,000	78,791
Healthcare-services—0.4%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[3]	160,000	168,400
Centene Corp. 4.250%, due 12/15/27	110,000	116,367
5.375%, due 08/15/26[3]	165,000	173,044
DaVita, Inc. 3.750%, due 02/15/31[3]	80,000	79,350
4.625%, due 06/01/30[3]	145,000	152,296
Encompass Health Corp. 4.625%, due 04/01/31	145,000	154,063
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[3]	600,000	601,086
HCA, Inc. 5.250%, due 06/15/49	405,000	516,700
5.375%, due 02/01/25	95,000	106,660
5.375%, due 09/01/26	130,000	148,091
5.625%, due 09/01/28	115,000	134,685
5.875%, due 02/01/29	30,000	35,733
Legacy LifePoint Health LLC 4.375%, due 02/15/27[3]	45,000	45,844
Molina Healthcare, Inc. 3.875%, due 11/15/30[3]	75,000	80,156
Tenet Healthcare Corp. 4.625%, due 09/01/24[3]	15,000	15,394
4.625%, due 06/15/28[3]	420,000	439,360
5.125%, due 11/01/27[3]	45,000	47,424
		3,014,653

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Holding companies-divers—0.5%
CVS Pass-Through Trust 4.704%, due 01/10/36[3]	2,819,481	$3,194,463
Home builders—0.7%
D.R. Horton, Inc. 4.375%, due 09/15/22	1,400,000	1,474,124
NVR, Inc. 3.950%, due 09/15/22	1,800,000	1,888,846
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[3]	205,000	210,125
4.750%, due 04/01/29[3]	40,000	41,200
Taylor Morrison Communities, Inc. 5.125%, due 08/01/30[3]	180,000	197,374
5.750%, due 01/15/28[3]	80,000	90,200
5.875%, due 06/15/27[3]	145,000	163,809
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[3]	140,000	151,900
Toll Brothers Finance Corp. 4.350%, due 02/15/28	65,000	72,150
5.625%, due 01/15/24	105,000	116,025
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24	30,000	32,738
Tri Pointe Homes, Inc. 5.250%, due 06/01/27	85,000	92,310
5.700%, due 06/15/28	195,000	218,887
Williams Scotsman International, Inc. 4.625%, due 08/15/28[3]	155,000	159,650
		4,909,338
Household products/wares—0.0%†
Spectrum Brands, Inc. 5.000%, due 10/01/29[3,6]	15,000	15,875
5.500%, due 07/15/30[3]	55,000	59,125
5.750%, due 07/15/25	85,000	87,618
		162,618
Insurance—0.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250%, due 10/15/27[3]	245,000	247,179
Equitable Holdings, Inc. 4.350%, due 04/20/28	1,700,000	1,987,721
5.000%, due 04/20/48	485,000	624,066
Fidelity National Financial, Inc. 3.400%, due 06/15/30	1,500,000	1,637,936
Prudential Financial, Inc.
(fixed, converts to FRN on 05/15/25), 5.375%, due 05/15/45	47,000	51,835
Reliance Standard Life Global Funding II 3.850%, due 09/19/23[3]	1,400,000	1,517,417
		6,066,154
Internet—0.4%
ANGI Group LLC 3.875%, due 08/15/28[3]	35,000	34,869
	Face amount[1]	Value
Corporate bonds—(continued)
Internet—(concluded)
Cars.com, Inc. 6.375%, due 11/01/28[3]	40,000	$42,300
Expedia Group, Inc. 3.800%, due 02/15/28	1,400,000	1,492,445
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250%, due 12/01/27[3]	140,000	147,495
Match Group Holdings II LLC 4.625%, due 06/01/28[3]	145,000	151,040
5.625%, due 02/15/29[3]	135,000	146,475
Netflix, Inc. 5.375%, due 11/15/29[3]	115,000	143,750
5.875%, due 11/15/28[6]	20,000	25,100
6.375%, due 05/15/29	165,000	213,710
		2,397,184
Iron & steel—0.0%†
ArcelorMittal SA 7.000%, due 03/01/41	20,000	28,579
7.250%, due 10/15/39	20,000	28,617
Carpenter Technology Corp. 6.375%, due 07/15/28	30,000	32,814
		90,010
Leisure Time—0.2%
Carnival Corp. 7.625%, due 03/01/26[3]	25,000	26,438
9.875%, due 08/01/27[3]	45,000	51,637
10.500%, due 02/01/26[3]	80,000	92,800
11.500%, due 04/01/23[3]	390,000	442,490
Life Time, Inc. 5.750%, due 01/15/26[3,4]	50,000	50,506
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	85,000	83,738
11.500%, due 06/01/25[3]	330,000	380,500
		1,128,109
Lodging—0.7%
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	80,000	82,936
5.375%, due 05/01/25[3]	5,000	5,276
5.750%, due 05/01/28[3]	85,000	91,694
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, due 04/01/27	250,000	261,431
Hyatt Hotels Corp. 5.375%, due 04/23/25	20,000	22,519
Marriott International, Inc. 3.600%, due 04/15/24	1,500,000	1,599,809
4.625%, due 06/15/30	25,000	28,610
Wyndham Hotels & Resorts, Inc. 4.375%, due 08/15/28[3]	255,000	257,550
5.375%, due 04/15/26[3]	80,000	81,900

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Lodging—(concluded)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[3]	140,000	$142,045
5.500%, due 03/01/25[3,6]	2,260,000	2,328,410
Wynn Macau Ltd. 5.500%, due 01/15/26[3]	30,000	30,966
		4,933,146
Machinery-construction & mining—0.1%
Terex Corp. 5.625%, due 02/01/25[3]	320,000	327,600
Machinery-diversified—0.1%
ATS Automation Tooling Systems, Inc. 4.125%, due 12/15/28[3]	35,000	35,438
Colfax Corp. 6.375%, due 02/15/26[3]	70,000	75,002
SPX FLOW, Inc. 5.875%, due 08/15/26[3]	100,000	104,250
Stevens Holding Co., Inc. 6.125%, due 10/01/26[3]	220,000	239,712
		454,402
Media—1.9%
Cable One, Inc. 4.000%, due 11/15/30[3]	95,000	97,468
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[3]	375,000	384,263
4.500%, due 08/15/30[3]	100,000	105,312
4.500%, due 05/01/32[3]	40,000	41,609
4.750%, due 03/01/30[3]	335,000	356,346
5.000%, due 02/01/28[3]	210,000	220,605
5.500%, due 05/01/26[3]	75,000	77,678
5.750%, due 02/15/26[3]	35,000	36,113
Charter Communications Operating LLC/Charter Communications Operating Capital 4.800%, due 03/01/50	565,000	642,881
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[3]	19,000	19,404
CSC Holdings LLC 3.375%, due 02/15/31[3]	200,000	195,170
5.500%, due 05/15/26[3]	200,000	207,442
5.500%, due 04/15/27[3]	200,000	210,940
5.750%, due 01/15/30[3]	470,000	504,519
7.500%, due 04/01/28[3]	200,000	221,750
Cumulus Media New Holdings, Inc. 6.750%, due 07/01/26[3,6]	17,000	17,255
DISH DBS Corp. 5.875%, due 11/15/24	115,000	119,171
7.375%, due 07/01/28	315,000	327,994
7.750%, due 07/01/26[6]	30,000	32,548
Fox Corp. 5.576%, due 01/25/49	310,000	429,170
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[3]	35,000	36,575
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Nexstar Broadcasting, Inc. 5.625%, due 07/15/27[3]		135,000	$143,297
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[3]		110,000	111,966
Scripps Escrow II, Inc. 3.875%, due 01/15/29[3]		100,000	100,000
Sirius XM Radio, Inc. 4.125%, due 07/01/30[3]		80,000	82,431
4.625%, due 07/15/24[3]		105,000	108,566
5.000%, due 08/01/27[3]		80,000	84,083
5.375%, due 07/15/26[3]		145,000	150,583
5.500%, due 07/01/29[3]		350,000	380,844
TEGNA, Inc. 4.750%, due 03/15/26[3]		80,000	84,800
Telenet Finance Luxembourg Notes SARL 5.500%, due 03/01/28[3]		200,000	211,600
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,200,000	1,396,191
ViacomCBS, Inc. 4.200%, due 05/19/32		355,000	420,580
4.950%, due 01/15/31		270,000	333,604
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[3]	GBP	2,200,000	3,165,047
5.500%, due 08/15/26[3]		200,000	208,750
Walt Disney Co./The 3.600%, due 01/13/51		1,500,000	1,709,705
			12,976,260
Metal Fabricate/Hardware—0.0%†
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[3]		35,000	36,838
Mining—0.2%
Alcoa Nederland Holding BV 5.500%, due 12/15/27[3]		200,000	215,054
Arconic Corp. 6.125%, due 02/15/28[3]		25,000	26,811
Constellium SE 5.625%, due 06/15/28[3]		50,000	53,500
Freeport-McMoRan, Inc. 4.125%, due 03/01/28		80,000	84,144
4.250%, due 03/01/30		80,000	86,725
4.375%, due 08/01/28		105,000	111,266
4.625%, due 08/01/30		55,000	61,065
5.000%, due 09/01/27		35,000	37,275
5.250%, due 09/01/29		35,000	39,025
5.400%, due 11/14/34		30,000	37,275
5.450%, due 03/15/43		265,000	331,250
Hudbay Minerals, Inc. 6.125%, due 04/01/29[3]		115,000	121,900
7.625%, due 01/15/25[3]		50,000	52,047
Joseph T Ryerson & Son, Inc. 8.500%, due 08/01/28[3]		81,000	91,364
Minera Mexico SA de CV 4.500%, due 01/26/50[3]		60,000	67,953

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Mining—(concluded)
Novelis Corp. 4.750%, due 01/30/30[3]	90,000	$94,500
5.875%, due 09/30/26[3]	80,000	83,800
		1,594,954
Miscellaneous manufacturers—0.5%
Amsted Industries, Inc. 4.625%, due 05/15/30[3]	45,000	47,194
General Electric Co. 4.250%, due 05/01/40	1,800,000	2,054,802
4.350%, due 05/01/50	180,000	207,906
General Electric Co., MTN 5.875%, due 01/14/38	550,000	734,577
Hillenbrand, Inc. 5.750%, due 06/15/25	20,000	21,500
		3,065,979
Oil & gas—1.8%
Antero Resources Corp. 7.625%, due 02/01/29[3,4]	40,000	40,888
8.375%, due 07/15/26[3,4]	30,000	31,656
Apache Corp. 4.375%, due 10/15/28	30,000	29,869
4.750%, due 04/15/43[6]	15,000	14,250
5.100%, due 09/01/40	30,000	30,377
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[3]	85,000	81,175
BG Energy Capital PLC 4.000%, due 10/15/21[3]	1,400,000	1,435,163
BP Capital Markets America, Inc. 3.633%, due 04/06/30	225,000	256,005
BP Capital Markets PLC
(fixed, converts to FRN on 03/22/30), 4.875%, due 03/22/30[9]	540,000	588,492
Canadian Natural Resources Ltd., GMTN 4.950%, due 06/01/47	150,000	185,477
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[3]	35,000	34,830
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp. 7.750%, due 12/15/25[3]	110,000	113,850
Ecopetrol SA 5.875%, due 05/28/45	65,000	73,931
EQT Corp. 5.000%, due 01/15/29	145,000	157,688
Equinor ASA 3.125%, due 04/06/30[6]	1,700,000	1,892,653
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[3,4]	64,000	65,076
6.000%, due 02/01/31[3,4]	71,000	72,065
6.250%, due 11/01/28[3]	195,000	205,725
KazMunayGas National Co. JSC 5.750%, due 04/19/47[3]	15,000	19,284
Lukoil Securities BV 3.875%, due 05/06/30[3,6]	70,000	74,620
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Marathon Oil Corp. 2.800%, due 11/01/22	646,000	$662,606
Matador Resources Co. 5.875%, due 09/15/26[6]	200,000	191,000
Occidental Petroleum Corp. 3.200%, due 08/15/26	1,730,000	1,626,200
3.500%, due 08/15/29	535,000	496,410
5.500%, due 12/01/25	90,000	94,500
5.875%, due 09/01/25[6]	195,000	204,399
6.125%, due 01/01/31[6]	50,000	54,391
6.600%, due 03/15/46	130,000	140,037
7.500%, due 05/01/31	70,000	80,675
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[7]	178,152	171,028
7.720%, due 12/01/26[7,8]	1,322,760	201,721
PDC Energy, Inc. 5.750%, due 05/15/26	215,000	219,027
Petrobras Global Finance BV 5.600%, due 01/03/31	55,000	61,408
Petroleos Mexicanos 7.690%, due 01/23/50	130,000	122,912
Range Resources Corp. 4.875%, due 05/15/25[6]	160,000	156,589
8.250%, due 01/15/29[3,4]	85,000	89,250
9.250%, due 02/01/26	50,000	54,490
Rio Oil Finance Trust, Series 2014-1, 9.250%, due 07/06/24[3]	882,611	974,458
Shell International Finance BV 2.750%, due 04/06/30[6]	1,500,000	1,620,391
WPX Energy, Inc. 5.250%, due 09/15/24	25,000	27,797
5.250%, due 10/15/27	25,000	26,352
5.750%, due 06/01/26	50,000	52,444
5.875%, due 06/15/28	15,000	16,241
		12,747,400
Oil & gas services—0.0%†
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[3]	120,000	122,550
Odebrecht Oil & Gas Finance Ltd. 0.000%, due 03/01/21[3,9,11]	174,037	1,194
TechnipFMC PLC 6.500%, due 02/01/26[3,4]	70,000	72,916
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27	45,000	47,700
		244,360
Packaging & containers—0.5%
Berry Global, Inc. 4.500%, due 02/15/26[3,6]	145,000	147,893
5.625%, due 07/15/27[3,6]	35,000	37,231
Crown Americas LLC/ Crown Americas Capital Corp. V 4.250%, due 09/30/26	145,000	157,205

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Crown Americas LLC/ Crown Americas Capital Corp. VI 4.750%, due 02/01/26		45,000	$46,690
Graphic Packaging International, Inc. 4.875%, due 11/15/22[6]		40,000	41,850
Intelligent Packaging Ltd. Finco, Inc./ Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[3]		145,000	149,712
Mauser Packaging Solutions Holding Co. 5.500%, due 04/15/24[3]		125,000	126,510
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu 4.000%, due 10/15/27[3]		115,000	115,684
Sealed Air Corp. 4.000%, due 12/01/27[3]		75,000	79,688
5.250%, due 04/01/23[3]		75,000	79,219
5.500%, due 09/15/25[3]		70,000	77,875
Silgan Holdings, Inc. 4.125%, due 02/01/28		80,000	83,000
4.750%, due 03/15/25		140,000	142,275
Trivium Packaging Finance BV 5.500%, due 08/15/26[3]		200,000	210,865
WRKCo, Inc. 4.650%, due 03/15/26		1,200,000	1,400,569
4.900%, due 03/15/29		500,000	612,545
			3,508,811
Pharmaceuticals—1.6%
AbbVie, Inc. 4.700%, due 05/14/45		345,000	434,661
Bausch Health Americas, Inc. 8.500%, due 01/31/27[3]		75,000	83,063
Bausch Health Cos., Inc. 5.000%, due 01/30/28[3]		145,000	149,393
5.750%, due 08/15/27[3]		15,000	16,144
6.125%, due 04/15/25[3]		290,000	297,122
7.000%, due 01/15/28[3]		55,000	59,521
Bayer US Finance II LLC 3 mo. USD LIBOR + 1.010%, 1.227%, due 12/15/23[2,3]		1,900,000	1,925,686
3.500%, due 06/25/21[3]		1,600,000	1,616,220
Cigna Corp. 3 mo. USD LIBOR + 0.890%, 1.131%, due 07/15/23[2]		800,000	809,103
4.375%, due 10/15/28		1,400,000	1,664,434
CVS Health Corp. 5.050%, due 03/25/48		365,000	477,871
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.875%, due 10/15/24[3]		140,000	141,400
Teva Pharmaceutical Finance Netherlands II BV 3.250%, due 04/15/22	EUR	1,200,000	1,479,996
Teva Pharmaceutical Finance Netherlands III BV 3.150%, due 10/01/26		90,000	85,838
	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Utah Acquisition Sub, Inc. 3.150%, due 06/15/21	1,200,000	$1,209,335
Viatris, Inc. 4.000%, due 06/22/50[3]	325,000	362,416
Vizient, Inc. 6.250%, due 05/15/27[3]	55,000	58,438
		10,870,641
Pipelines—2.1%
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.750%, due 03/01/27[3]	100,000	99,731
5.750%, due 01/15/28[3]	15,000	15,000
7.875%, due 05/15/26[3]	85,000	90,961
Blue Racer Midstream LLC/ Blue Racer Finance Corp. 7.625%, due 12/15/25[3]	55,000	58,197
Buckeye Partners LP 3.950%, due 12/01/26[6]	180,000	181,312
4.125%, due 03/01/25[3]	230,000	233,162
4.125%, due 12/01/27	65,000	66,498
4.500%, due 03/01/28[3]	110,000	113,621
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24	1,600,000	1,862,117
Cheniere Energy Partners LP 4.500%, due 10/01/29	400,000	430,000
5.250%, due 10/01/25	330,000	338,662
5.625%, due 10/01/26	115,000	119,640
Cheniere Energy, Inc. 4.625%, due 10/15/28[3]	215,000	224,944
DCP Midstream Operating LP 5.125%, due 05/15/29	105,000	114,199
5.375%, due 07/15/25	50,000	53,500
5.600%, due 04/01/44	5,000	5,225
5.625%, due 07/15/27	150,000	163,500
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[3]	30,000	26,550
6.750%, due 09/15/37[3]	30,000	33,300
Energy Transfer Operating LP 5.250%, due 04/15/29	1,500,000	1,730,509
6.250%, due 04/15/49	185,000	218,831
Series B,
(fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[9]	750,000	641,250
Series G,
(fixed, converts to FRN on 05/15/30), 7.125%, due 05/15/30[9]	760,000	714,096
EnLink Midstream LLC 5.625%, due 01/15/28[3]	35,000	34,934
EnLink Midstream Partners LP 4.150%, due 06/01/25	5,000	4,863
4.850%, due 07/15/26	55,000	53,407
5.050%, due 04/01/45	40,000	31,992
5.450%, due 06/01/47	25,000	20,000

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(concluded)
EQM Midstream Partners LP 4.125%, due 12/01/26	40,000	$38,740
4.500%, due 01/15/29[3,4]	60,000	57,913
4.750%, due 01/15/31[3,4]	60,000	57,923
5.500%, due 07/15/28	160,000	165,718
6.000%, due 07/01/25[3]	40,000	41,843
6.500%, due 07/01/27[3]	130,000	139,203
Genesis Energy LP/Genesis Energy Finance Corp. 6.250%, due 05/15/26	35,000	31,372
6.500%, due 10/01/25	40,000	37,012
8.000%, due 01/15/27	40,000	38,012
Global Partners LP/GLP Finance Corp. 6.875%, due 01/15/29[3]	40,000	42,800
7.000%, due 08/01/27	40,000	42,250
Harvest Midstream I LP 7.500%, due 09/01/28[3]	140,000	147,035
Kinder Morgan, Inc. 5.550%, due 06/01/45	603,000	755,118
Kinder Morgan, Inc. MTN 7.750%, due 01/15/32	1,400,000	2,068,020
MPLX LP 4.700%, due 04/15/48	770,000	863,665
NuStar Logistics LP 5.625%, due 04/28/27	30,000	31,500
5.750%, due 10/01/25	60,000	63,600
6.000%, due 06/01/26	35,000	37,188
Plains All American Pipeline LP/PAA Finance Corp. 3.550%, due 12/15/29	729,000	759,451
4.650%, due 10/15/25	379,000	424,154
Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[3]	53,000	53,956
6.000%, due 03/01/27[3]	55,000	55,550
6.000%, due 12/31/30[3]	75,000	75,187
7.500%, due 10/01/25[3]	335,000	356,775
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	10,000	10,049
4.875%, due 02/01/31[3]	65,000	67,828
5.000%, due 01/15/28	10,000	10,325
5.125%, due 02/01/25	10,000	10,271
5.375%, due 02/01/27	10,000	10,335
5.875%, due 04/15/26	70,000	73,326
6.500%, due 07/15/27	10,000	10,750
6.875%, due 01/15/29	10,000	11,038
Western Midstream Operating LP 4.350%, due 02/01/25	65,000	67,312
5.300%, due 02/01/30	295,000	324,500
5.300%, due 03/01/48	40,000	41,000
5.500%, due 08/15/48	55,000	54,450
6.500%, due 02/01/50	5,000	5,625
		14,760,795
Private Equity—0.2%
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3]	1,500,000	1,640,939
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—0.5%
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[3]		300,000	$308,605
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[3]		35,000	36,138
7.625%, due 06/15/25[3]		180,000	195,525
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[7]	GBP	684,592	1,289,856
Vesteda Finance BV EMTN 2.500%, due 10/27/22[7]	EUR	1,000,000	1,260,317
			3,090,441
Real estate investment trusts—0.6%
EPR Properties 3.750%, due 08/15/29		210,000	205,528
4.500%, due 06/01/27		266,000	271,748
4.950%, due 04/15/28		50,000	51,911
ESH Hospitality, Inc. 4.625%, due 10/01/27[3]		145,000	148,260
5.250%, due 05/01/25[3]		485,000	494,700
Iron Mountain, Inc. 4.875%, due 09/15/27[3]		175,000	182,875
4.875%, due 09/15/29[3]		100,000	103,838
5.000%, due 07/15/28[3]		85,000	89,330
5.250%, due 03/15/28[3]		415,000	436,009
5.250%, due 07/15/30[3]		55,000	58,300
5.625%, due 07/15/32[3]		235,000	253,800
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 01/15/28		10,000	10,500
MPT Operating Partnership LP/ MPT Finance Corp. 5.250%, due 08/01/26		40,000	41,400
Park Intermediate Holdings LLC/ PK Domestic Property LLC/ PK Finance Co-Issuer 5.875%, due 10/01/28[3]		130,000	136,175
7.500%, due 06/01/25[3]		140,000	150,850
RHP Hotel Properties LP/RHP Finance Corp. 4.750%, due 10/15/27		345,000	351,900
5.000%, due 04/15/23		65,000	65,223
SBA Communications Corp. 3.875%, due 02/15/27		165,000	172,311
Starwood Property Trust, Inc. 4.750%, due 03/15/25		40,000	40,032
5.000%, due 12/15/21		75,000	76,031
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC 7.875%, due 02/15/25[3]		410,000	440,117
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC 6.000%, due 04/15/23[3]		150,000	153,187
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[3]		75,000	77,576
			4,011,601

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Retail—0.8%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[3]	145,000	$143,913
5.750%, due 04/15/25[3]	30,000	31,968
7-Eleven, Inc. 0.950%, due 02/10/26[3,4]	1,578,000	1,578,636
Asbury Automotive Group, Inc. 4.500%, due 03/01/28	29,000	29,798
4.750%, due 03/01/30	24,000	25,241
Beacon Roofing Supply, Inc. 4.875%, due 11/01/25[3]	190,000	192,318
Ken Garff Automotive LLC 4.875%, due 09/15/28[3]	95,000	97,617
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.250%, due 06/01/26[3]	155,000	160,619
L Brands, Inc. 6.625%, due 10/01/30[3]	230,000	257,468
McDonald's Corp. MTN 3.600%, due 07/01/30	300,000	344,156
3.625%, due 09/01/49	130,000	146,532
Penske Automotive Group, Inc. 3.500%, due 09/01/25	180,000	184,059
5.500%, due 05/15/26	170,000	176,298
Staples, Inc. 7.500%, due 04/15/26[3]	180,000	183,616
Starbucks Corp. 2.550%, due 11/15/30	1,700,000	1,803,047
Yum! Brands, Inc. 4.750%, due 01/15/30[3]	130,000	139,425
7.750%, due 04/01/25[3]	20,000	21,952
		5,516,663
Semiconductors—2.0%
Amkor Technology, Inc. 6.625%, due 09/15/27[3]	100,000	108,875
Broadcom, Inc. 3.459%, due 09/15/26	2,986,000	3,287,133
3.500%, due 02/15/41[3,4]	520,000	524,157
4.110%, due 09/15/28	1,894,000	2,138,016
4.150%, due 11/15/30	360,000	407,769
Microchip Technology, Inc. 3.922%, due 06/01/21	1,300,000	1,315,020
Micron Technology, Inc. 4.975%, due 02/06/26	1,400,000	1,640,104
NXP BV/NXP Funding LLC 4.875%, due 03/01/24[3]	1,500,000	1,685,253
ON Semiconductor Corp. 3.875%, due 09/01/28[3]	100,000	103,625
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,730,060
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[3]	65,000	67,134
		14,007,146
	Face amount[1]		Value
Corporate bonds—(continued)
Software—0.6%
Black Knight InfoServ LLC 3.625%, due 09/01/28[3]		65,000	$65,777
BY Crown Parent LLC/BY Bond Finance, Inc. 4.250%, due 01/31/26[3]		56,000	57,400
CDK Global, Inc. 4.875%, due 06/01/27		80,000	84,099
5.875%, due 06/15/26		35,000	36,494
Citrix Systems, Inc. 3.300%, due 03/01/30		1,100,000	1,184,440
Fair Isaac Corp. 4.000%, due 06/15/28[3]		105,000	108,276
J2 Global, Inc. 4.625%, due 10/15/30[3]		285,000	297,825
MSCI, Inc. 4.000%, due 11/15/29[3]		75,000	79,756
Nuance Communications, Inc. 5.625%, due 12/15/26		145,000	152,667
Open Text Corp. 5.875%, due 06/01/26[3]		190,000	197,562
Oracle Corp. 3.850%, due 04/01/60		1,400,000	1,620,108
PTC, Inc. 4.000%, due 02/15/28[3]		125,000	130,000
SS&C Technologies, Inc. 5.500%, due 09/30/27[3]		245,000	259,457
ZoomInfo Technologies LLC/ ZoomInfo Finance Corp. 3.875%, due 02/01/29[3,4]		45,000	45,450
			4,319,311
Telecommunications—2.0%
Altice France SA 5.500%, due 01/15/28[3]		200,000	208,250
5.875%, due 02/01/27[3]	EUR	1,100,000	1,431,039
7.375%, due 05/01/26[3]		800,000	836,760
8.125%, due 02/01/27[3]		215,000	237,037
AT&T, Inc. 3.650%, due 06/01/51		670,000	672,091
4.500%, due 03/09/48		441,000	501,413
British Telecommunications PLC 4.500%, due 12/04/23		1,500,000	1,660,543
C&W Senior Financing DAC 6.875%, due 09/15/27[3]		55,000	58,554
CommScope, Inc. 6.000%, due 03/01/26[3]		195,000	206,456
Frontier Communications Corp. 5.875%, due 10/15/27[3]		105,000	112,843
Level 3 Financing, Inc. 3.750%, due 07/15/29[3,4]		75,000	75,413
3.875%, due 11/15/29[3]		1,000,000	1,100,000
4.625%, due 09/15/27[3]		100,000	103,891
Lumen Technologies, Inc. 4.000%, due 02/15/27[3]		70,000	72,382
4.500%, due 01/15/29[3]		105,000	107,778

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Motorola Solutions, Inc. 2.300%, due 11/15/30	1,400,000	$1,403,634
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[3]	60,000	65,402
QualityTech LP/QTS Finance Corp. 3.875%, due 10/01/28[3]	90,000	91,818
Sprint Capital Corp. 8.750%, due 03/15/32	105,000	160,387
Sprint Communications, Inc. 6.000%, due 11/15/22	1,200,000	1,289,460
Sprint Corp. 7.625%, due 03/01/26	80,000	98,600
7.875%, due 09/15/23	125,000	144,375
Switch Ltd. 3.750%, due 09/15/28[3]	90,000	91,904
T-Mobile USA, Inc. 2.250%, due 02/15/26[4]	70,000	70,738
2.550%, due 02/15/31[3]	1,300,000	1,331,564
2.625%, due 02/15/29[4]	90,000	90,327
2.875%, due 02/15/31[4]	70,000	70,569
4.500%, due 04/15/50[3]	485,000	571,524
5.375%, due 04/15/27	45,000	47,944
Verizon Communications, Inc. 4.522%, due 09/15/48	290,000	359,355
Vodafone Group PLC 3.750%, due 01/16/24	455,000	496,599
5.250%, due 05/30/48	280,000	375,584
		14,144,234
Transportation—0.3%
AP Moller—Maersk A/S 4.500%, due 06/20/29[3]	1,500,000	1,728,714
MV24 Capital BV 6.748%, due 06/01/34[3]	80,437	87,536
		1,816,250
Trucking & leasing—0.3%
SMBC Aviation Capital Finance DAC 2.650%, due 07/15/21[3,6]	400,000	402,461
4.125%, due 07/15/23[3]	1,600,000	1,711,157
		2,113,618
Total corporate bonds (cost—$335,014,884)		352,979,489
Loan assignments—0.5%
Broadcast—0.5%
Hilton Worldwide Finance, LLC 2019 Term Loan B2
1 mo. USD LIBOR + 1.750%, 1.880%, due 06/22/26[2] (cost—$3,500,034)	3,524,014	3,496,104
Mortgage-backed securities—10.9%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A1, 3.901%, due 08/10/35[3]	1,500,000	1,674,985
	Face amount[1]		Value
Mortgage-backed securities—(continued)
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 3.236%, due 09/25/35[12]		63,360	$59,983
Alba PLC, Series 2007-1, Class A3, 3 mo. LIBOR GBP + 0.170%, 0.207%, due 03/17/39[2,7]	GBP	396,550	519,930
Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, due 12/25/33		17,646	18,001
Series 2005-62, Class 2A1, 12 mo. MTA + 1.000%, 1.499%, due 12/25/35[2]		128,025	118,697
Series 2006-14CB, Class A1, 6.000%, due 06/25/36		1,524,936	1,180,987
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37		391,447	310,485
Ashford Hospitality Trust, Series 2018-KEYS, Class A, 1 mo. USD LIBOR + 1.000%, 1.127%, due 06/15/35[2,3]		1,500,000	1,492,519
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, due 12/10/30[3]		1,000,000	1,042,563
Banc of America Funding Trust, Series 2005-D, Class A1, 3.273%, due 05/25/35[12]		293,404	304,876
Bank of America Mortgage Trust, Series 2002-G, Class 1A3, 3.614%, due 07/20/32[12]		533	547
BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, due 08/10/33[3]		3,600,000	3,912,066
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A, 3.544%, due 10/25/33[12]		3,541	3,579
Series 2004-9, Class 2A1, 3.099%, due 09/25/34[12]		149,110	151,998
Series 2005-7, Class 22A1, 3.068%, due 09/25/35[12]		355,235	281,179
Series 2006-1, Class 21A2, 2.995%, due 02/25/36[12]		474,748	401,863
Bear Stearns ARM Trust, Series 2003-1, Class 6A1,
3.222%, due 04/25/33[12]		6,566	6,923
Series 2003-5, Class 2A1, 3.079%, due 08/25/33[12]		68,474	69,154
Series 2004-3, Class 1A2, 3.458%, due 07/25/34[12]		58,731	56,587
Series 2004-6, Class 2A1, 3.469%, due 09/25/34[12]		335,487	338,454
Series 2004-7, Class 1A1, 2.625%, due 10/25/34[12]		110,761	112,519

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Chase Mortgage Finance Corp., Series 2005-S3, Class A10, 5.500%, due 11/25/35	1,251,961	$1,189,581
Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	568,024	343,480
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class XA, IO, 1.337%, due 02/10/48[12]	3,220,464	141,863
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A,
1 year CMT + 2.400%, 2.570%, due 05/25/35[2]	64,027	64,718
Series 2005-4, Class A, 3.007%, due 08/25/35[12]	209,429	217,581
Series 2005-6, Class A2, 1 year CMT + 2.150%, 2.290%, due 09/25/35[2]	14,667	15,132
Series 2005-6, Class A3, 1 year CMT + 1.800%, 1.940%, due 09/25/35[2]	3,293	3,307
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO, 1.087%, due 04/10/47[12]	9,239,831	247,931
Series 2014-UBS3, Class XA, IO, 1.071%, due 06/10/47[12]	2,794,722	83,726
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 4.869%, due 01/25/34[3,12]	502,413	505,081
Series 2004-12, Class 11A2, 3.090%, due 08/25/34[12]	100,645	99,470
Series 2004-12, Class 12A1, 3.060%, due 08/25/34[12]	6,139	5,974
Series 2005-HYB9, Class 5A1,
12 mo. LIBOR US + 1.750%, 2.109%, due 02/20/36[2]	146,764	146,048
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1 mo. USD LIBOR + 0.260%, 0.390%, due 08/19/45[2]	155,779	150,486
FHLMC REMIC, Series 1278, Class K, 7.000%, due 05/15/22	387	391
Series 1367, Class KA, 6.500%, due 09/15/22	85	88
Series 1502, Class PX, 7.000%, due 04/15/23	35,767	37,445
Series 1503, Class PZ, 7.000%, due 05/15/23	9,616	10,121
Series 1534, Class Z, 5.000%, due 06/15/23	9,870	10,164
Series 1562, Class Z, 7.000%, due 07/15/23	19,033	20,076
Series 1694, Class Z, 6.500%, due 03/15/24	8,676	9,293
Series 2061, Class Z, 6.500%, due 06/15/28	35,580	40,530
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 0.627%, due 01/15/32[2]	23,073	$23,133
Series 2764, Class LZ, 4.500%, due 03/15/34	369,213	403,313
Series 2764, Class ZG, 5.500%, due 03/15/34	1,230,852	1,418,131
Series 2835, Class JZ, 5.000%, due 08/15/34	237,042	270,620
Series 2921, Class PG, 5.000%, due 01/15/35	1,181,070	1,353,758
Series 2983, Class TZ, 6.000%, due 05/15/35	814,299	941,679
Series 3149, Class CZ, 6.000%, due 05/15/36	992,599	1,172,537
Series G23, Class KZ, 6.500%, due 11/25/23	10,260	10,819
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M2, 1 mo. USD LIBOR + 3.250%, 3.380%, due 07/25/29[2]	493,355	508,668
Series 2017-DNA2, Class M2, 1 mo. USD LIBOR + 3.450%, 3.580%, due 10/25/29[2]	1,190,000	1,228,393
Series 2017-DNA3, Class M2, 1 mo. USD LIBOR + 2.500%, 2.630%, due 03/25/30[2]	320,000	325,712
Series 2017-HQA2, Class M2, 1 mo. USD LIBOR + 2.650%, 2.780%, due 12/25/29[2]	1,220,961	1,234,551
Series 2018-HQA1, Class M2, 1 mo. USD LIBOR + 2.300%, 2.430%, due 09/25/30[2]	684,755	686,935
Series 2020-RR04, Class X, IO, 2.126%, due 02/27/29[12]	3,460,000	481,964
FHLMC Structured Pass-Through Certificates, Series T-054, Class 2A, 6.500%, due 02/25/43	395,734	479,186
Series T-058, Class 2A, 6.500%, due 09/25/43	236,308	274,763
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 3.197%, due 08/25/35[12]	13,794	11,775
FNMA Connecticut Avenue Securities, Series 2017-C02, Class 2M2, 1 mo. USD LIBOR + 3.650%, 3.780%, due 09/25/29[2]	1,128,822	1,161,064
Series 2017-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, 3.130%, due 10/25/29[2]	616,542	628,696
Series 2017-C04, Class 2M2, 1 mo. USD LIBOR + 2.850%, 2.980%, due 11/25/29[2]	1,118,976	1,137,220
Series 2017-C05, Class 1M2, 1 mo. USD LIBOR + 2.200%, 2.330%, due 01/25/30[2]	374,402	376,604

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2017-C06, Class 1M2,
1 mo. USD LIBOR + 2.650%, 2.780%, due 02/25/30[2]	237,501	$239,443
Series 2017-C06, Class 2M2, 1 mo. USD LIBOR + 2.800%, 2.930%, due 02/25/30[2]	253,779	256,743
Series 2017-C07, Class 2M2, 1 mo. USD LIBOR + 2.500%, 2.630%, due 05/25/30[2]	633,909	637,906
Series 2018-C01, Class 1M2, 1 mo. USD LIBOR + 2.250%, 2.380%, due 07/25/30[2]	527,017	529,706
Series 2018-C02, Class 2M2, 1 mo. USD LIBOR + 2.200%, 2.330%, due 08/25/30[2]	182,307	182,581
FNMA REMIC, Series 1991-065, Class Z, 6.500%, due 06/25/21	6	6
Series 1992-129, Class L, 6.000%, due 07/25/22	277	283
Series 1993-037, Class PX, 7.000%, due 03/25/23	1,771	1,844
Series 1993-060, Class Z, 7.000%, due 05/25/23	9,156	9,601
Series 1993-070, Class Z, 6.900%, due 05/25/23	1,534	1,609
Series 1993-096, Class PZ, 7.000%, due 06/25/23	7,064	7,430
Series 1993-160, Class ZB, 6.500%, due 09/25/23	3,273	3,421
Series 1993-163, Class ZB, 7.000%, due 09/25/23	792	834
Series 1998-066, Class FG, 1 mo. USD LIBOR + 0.300%, 0.430%, due 12/25/28[2]	2,698	2,688
Series 1999-W4, Class A9, 6.250%, due 02/25/29	117,503	132,026
Series 2000-034, Class F, 1 mo. USD LIBOR + 0.450%, 0.580%, due 10/25/30[2]	1,734	1,739
Series 2002-080, Class A1, 6.500%, due 11/25/42	485,994	557,455
Series 2003-W8, Class 2A, 6.000%, due 07/25/33	1,069,009	1,254,917
Series 2003-W8, Class 2A, 7.000%, due 10/25/42	19,643	22,933
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	286,121	333,259
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	347,417	407,077
Series 2005-024, Class ZE, 5.000%, due 04/25/35	435,739	495,743
Series 2005-120, Class ZU, 5.500%, due 01/25/36	1,144,242	1,334,281
Series 2006-065, Class GD, 6.000%, due 07/25/26	337,255	371,688
	Face amount[1]		Value
Mortgage-backed securities—(continued)
Series G92-040, Class ZC, 7.000%, due 07/25/22		593	$607
GNMA REMIC, Trust Series 2003-98, Class Z, 6.000%, due 11/20/33		2,973,886	3,380,294
Trust Series 2005-26, Class ZA, 5.500%, due 01/20/35		6,225,300	6,924,042
Trust Series 2015-H20, Class FB, 1 mo. USD LIBOR + 0.600%, 0.752%, due 08/20/65[2]		1,225,267	1,233,949
Trust Series 2016-H11, Class F, 1 mo. USD LIBOR + 0.800%, 0.952%, due 05/20/66[2]		882,609	895,245
Trust Series 2016-H15, Class FA, 1 mo. USD LIBOR + 0.800%, 0.952%, due 07/20/66[2]		1,612,235	1,634,367
Trust Series 2017-182, Class FW, 1 mo. USD LIBOR + 0.350%, 0.494%, due 05/20/47[2]		465,561	466,579
Trust Series 2018-38, Class WF, 1 mo. USD LIBOR + 0.300%, 0.444%, due 10/20/43[2]		1,258,913	1,255,933
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.930%, due 09/25/35[12]		157,033	163,052
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 1 mo. USD LIBOR + 0.700%, 0.830%, due 01/19/35[2]		29,393	26,796
Series 2005-4, Class 3A1, 3.444%, due 07/19/35[12]		153,861	130,465
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000%, 1.126%, due 06/15/32[2,3]		1,117,736	1,117,019
Series 2018-PHH, Class A, 1 mo. USD LIBOR + 0.910%, 2.410%, due 06/15/35[2,3]		1,550,537	1,552,161
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1, 2.922%, due 11/25/35[12]		470,112	433,142
Series 2006-A4, Class 2A2, 2.888%, due 06/25/36[12]		213,725	183,056
Ludgate Funding PLC, Series 2007-1, Class A2A, 3 mo. LIBOR GBP + 0.160%, 0.187%, due 01/01/61[2,7]	GBP	1,429,394	1,873,670
Series 2008-W1X, Class A1, 3 mo. LIBOR GBP + 0.600%, 0.627%, due 01/01/61[2,7]	GBP	603,167	811,361
Mansard Mortgages, Series 2007-1X, Class A2, 3 mo. LIBOR GBP + 0.180%, 0.208%, due 04/15/47[2,7]	GBP	910,849	1,204,382

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Mortgage-backed securities—(continued)
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B, 3.446%, due 07/13/29[3,12]		1,800,000	$1,809,780
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]		561,057	560,834
OBX Trust, Series 2019-EXP2, Class 2A1A, 1 mo. USD LIBOR + 0.900%, 1.030%, due 06/25/59[2,3]		191,952	192,224
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1, 1 mo. USD LIBOR + 0.340%, 0.470%, due 01/25/36[2,3]		602,058	579,566
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34		284,317	286,423
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1 mo. USD LIBOR + 0.400%, 0.531%, due 07/20/36[2]		90,626	88,567
Structured ARM Loan Trust, Series 2004-8, Class 3A, 2.679%, due 07/25/34[12]		234,782	248,807
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1, 1 mo. USD LIBOR + 0.660%, 0.790%, due 09/19/32[2]		51,159	50,664
Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 0.550%, due 04/25/36[2]		697,942	652,661
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 2.277%, due 09/25/37[12]		527,954	543,878
Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 3 mo. SONIA + 0.900%, 0.951%, due 07/20/45[2,3]	GBP	4,603,664	6,313,848
Uropa Securities PLC, Series 2007-1, Class A3A, 3 mo. LIBOR GBP + 0.200%, 0.228%, due 10/10/40[2,7]	GBP	2,460,464	3,228,294
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A, 12 mo. MTA + 1.400%, 1.899%, due 06/25/42[2]		10,238	10,015
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + 0.580%, 0.710%, due 10/25/45[2]		370,075	366,804
Series 2006-AR2, Class 2A1, 3.427%, due 03/25/36[12]		478,403	478,162
Series 2006-AR9, Class 1A, 12 mo. MTA + 1.000%, 1.499%, due 08/25/46[2]		429,206	411,633
	Face amount[1]	Value
Mortgage-backed securities—(concluded)
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO, 0.804%, due 09/15/57[12]	6,325,042	$144,508
Series 2014-LC14, Class XA, IO, 1.263%, due 03/15/47[12]	2,876,937	91,266
Total mortgage-backed securities (cost—$71,993,119)		75,659,169
Municipal bonds—0.3%
Illinois—0.1%
Sales Tax Securitization Corp., Series B, 3.057%, due 01/01/34	1,400,000	1,455,566
New York—0.1%
New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series D, 4.000%, due 02/15/47	180,000	210,704
New York State Urban Development Corp., Sale Tax Revenue Bonds, Series A, 4.000%, due 03/15/43	180,000	211,113
		421,817
Texas—0.1%
Texas Water Development Board, Water Implementation Revenue Bonds 4.000%, due 10/15/54	115,000	136,694
Waller Consolidated Independent School District, GO Bonds, (PSF-GTD), 4.000%, due 02/15/50	180,000	218,273
Ysleta Independent School District, Go Bonds, (PSF-GTD), 4.000%, due 08/15/52	105,000	126,696
		481,663
Total municipal bonds (cost—$2,293,924)		2,359,046
Non-U.S. government agency obligations—2.7%
Bahrain Government International Bond 5.450%, due 09/16/32[3]	35,000	35,516
Costa Rica Government International Bond 7.000%, due 04/04/44[3]	45,000	44,100
Dominican Republic International Bond 6.850%, due 01/27/45[3]	55,000	64,763
Egypt Government International Bond 8.500%, due 01/31/47[3,6]	115,000	126,357
El Salvador Government International Bond 9.500%, due 07/15/52[3]	55,000	57,640
Finance Department Government of Sharjah 4.000%, due 07/28/50[3]	55,000	55,483
Ghana Government International Bond 10.750%, due 10/14/30[3]	55,000	72,941
Indonesia Government International Bond 5.250%, due 01/17/42[3]	55,000	71,156

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Israel Government International Bond 3.875%, due 07/03/50		1,700,000	$2,012,906
4.125%, due 01/17/48		1,600,000	2,005,000
Ivory Coast Government International Bond 5.750%, due 12/31/32[3,5]		106,042	107,372
Japan Bank for International Cooperation 2.875%, due 07/21/27		2,200,000	2,466,793
Japan International Cooperation Agency 2.750%, due 04/27/27		1,300,000	1,440,192
Kuwait International Government Bond 2.750%, due 03/20/22[7]		1,700,000	1,741,437
Mongolia Government International Bond 5.625%, due 05/01/23[3,6]		60,000	63,072
Oman Government International Bond 6.750%, due 01/17/48[3]		75,000	73,916
Peruvian Government International Bond 5.940%, due 02/12/29[3]	PEN	5,100,000	1,701,898
5.940%, due 02/12/29[7]	PEN	1,400,000	467,188
6.350%, due 08/12/28[7]	PEN	2,000,000	685,178
8.200%, due 08/12/26[7]	PEN	2,000,000	739,460
Qatar Government International Bond 4.500%, due 04/23/28[7]		1,700,000	2,040,000
5.103%, due 04/23/48[7]		1,600,000	2,203,000
Ukraine Government International Bond 7.253%, due 03/15/33[3]		115,000	122,295
Total non-U.S. government agency obligations (cost—$15,994,723)			18,397,663
U.S. government agency obligations—7.7%
FHLMC 7.645%, due 05/01/25		577,414	656,558
FHLMC ARM
12 mo. USD LIBOR + 1.815%, 3.786%, due 03/01/36[2]		12,111	12,100
FNMA 3.500%, due 03/01/35		903,811	961,711
4.500%, due 04/01/29		92,762	101,600
5.152%, due 11/01/34[12]		2,685,594	2,682,195
FNMA ARM 6 mo. USD LIBOR + 1.538%, 1.788%, due 01/01/36[2]		14,888	15,029
12 mo. USD LIBOR + 1.420%, 1.795%, due 03/01/36[2]		9,331	9,330
12 mo. MTA + 1.400%, 1.900%, due 08/01/40[2]		3,647	3,702
12 mo. USD LIBOR + 1.588%, 1.971%, due 12/01/35[2]		20,918	20,942
12 mo. USD LIBOR + 1.780%, 2.280%, due 11/01/35[2]		3,856	3,858
12 mo. USD LIBOR + 1.912%, 2.287%, due 02/01/36[2]		23,820	23,781
12 mo. USD LIBOR + 1.942%, 2.442%, due 09/01/35[2]		1,542	1,545
12 mo. USD LIBOR + 1.879%, 2.774%, due 03/01/36[2]		25,999	26,091
12 mo. USD LIBOR + 2.015%, 3.015%, due 06/01/36[2]		7,509	7,505
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
12 mo. USD LIBOR + 1.815%, 3.053%, due 03/01/36[2]	17,958	$17,980
1 year CMT + 2.103%, 3.054%, due 05/01/30[2]	23,694	23,614
1 year CMT + 2.224%, 3.547%, due 04/01/27[2]	6,518	6,528
1 year CMT + 2.250%, 3.750%, due 05/01/27[2]	3,971	3,972
12 mo. USD LIBOR + 1.912%, 3.912%, due 03/01/36[2]	21,330	21,320
FNMA ARM COFI 3.250%, due 11/01/26[13,14]	9,670	8,943
GNMA II 5.000%, due 07/20/49	9,686,358	10,573,937
5.000%, due 11/20/49	372,218	405,788
5.000%, due 12/20/49	170,526	185,849
5.000%, due 01/20/50	142,410	155,239
GNMA II ARM 1 year CMT + 1.500%, 2.125%, due 11/20/23[2]	718	727
1 year CMT + 1.500%, 2.250%, due 07/20/25[2]	1,358	1,403
1 year CMT + 1.500%, 2.875%, due 05/20/26[2]	5,210	5,336
1 year CMT + 1.500%, 3.000%, due 01/20/26[2]	2,395	2,435
UMBS TBA 2.000%	31,720,000	32,683,106
2.500%	4,725,000	4,978,784
Total U.S. government agency obligations (cost—$53,205,438)		53,600,908
U.S. Treasury obligations—25.3%
U.S. Treasury Bonds 1.375%, due 11/15/40[4]	8,700,000	8,289,469
1.375%, due 08/15/50	7,500,000	6,701,953
1.625%, due 11/15/50	2,500,000	2,376,562
2.500%, due 02/15/45	53,400,000	61,226,437
2.750%, due 08/15/42	2,995,000	3,579,259
2.875%, due 08/15/45	2,600,000	3,181,852
3.000%, due 11/15/44	2,600,000	3,240,555
3.000%, due 05/15/45	200,000	249,703
3.000%, due 02/15/48	500,000	630,273
3.125%, due 02/15/43	1,355,000	1,716,086
U.S. Treasury Inflation Index Bonds (TIPS) 0.250%, due 02/15/50	779,402	907,090
1.000%, due 02/15/46	1,405,811	1,893,653
1.000%, due 02/15/48	2,495,785	3,423,222
U.S. Treasury Inflation Index Notes (TIPS) 0.625%, due 01/15/26	2,557,315	2,875,848
U.S. Treasury Notes 1.750%, due 06/30/24	5,400,000	5,678,859
1.750%, due 11/15/29	580,000	618,787
1.875%, due 08/31/22	9,600,000	9,866,625
2.000%, due 02/28/21	621,000	621,889
2.000%, due 10/31/22[15]	1,000,000	1,032,773
2.125%, due 09/30/21	27,500,000	27,873,828

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
2.125%, due 09/30/24	10,900,000	$11,640,434
2.250%, due 04/30/21[15]	3,221,000	3,237,826
2.250%, due 08/15/27	5,000,000	5,502,930
2.625%, due 02/15/29	6,700,000	7,604,762
2.875%, due 05/31/25	1,035,000	1,147,880
Total U.S. Treasury obligations (cost—$162,210,005)		175,118,555
	Number of shares
Exchange traded funds—0.7%
Invesco Senior Loan ETF[6] (cost—$5,003,936)	217,988	4,843,693
Short-term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund, 0.001%[16] (cost—$3,214,250)	3,214,250	3,214,250
	Face amount[1]
Short-term U.S. Treasury obligations—0.8%
U.S. Treasury Bills 0.066%, due 03/23/21[17]	1,400,000	1,399,874
0.076%, due 04/15/21[17]	2,800,000	2,799,574
0.093%, due 05/20/21[17]	1,650,000	1,649,566
Total short-term U.S. Treasury obligations (cost—$5,849,014)		5,849,014
	Number of shares
Investment of cash collateral from securities loaned—1.5%
Money market funds—1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[16] (cost—$10,355,140)	10,355,140	10,355,140
Total investments before investments sold short (cost—$712,645,697)—108.6%		752,068,834
	Face amount	Value
Investments sold short—(2.9)%
U.S. government agency obligations—(2.9)%
GNMA II TBA 5.000%	$(3,900,000)	$(4,251,076)
UMBS TBA 2.000%	(15,100,000)	(15,593,110)
Total Investments sold short (proceeds—$(19,843,879))		(19,844,186)

Liabilities in excess of other assets—(5.7)%	(39,439,419)
Net assets—100.0%	$692,785,229

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

	Face amount	Value
Reverse repurchase agreements—(0.2)%
Reverse repurchase agreement dated 01/29/21 with Reverse Repo CS First Boston, (0.250%), to be repurchased 06/16/22 for $(1,633,634), collateralized by 1,600,000 United Overseas Bank Ltd. obligation, 3.200% due 04/23/21; (value—$(1,630,979)) (cost—$(1,633,600))	$(1,633,600)	$(1,633,600)

Options written

Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	92,043,000	900,000	FNMA TBA, 2.000%, strike @ 102.27	JPMCB	02/04/21	$2,180	$(84)	$2,096
USD	255,475,000	2,500,000	FNMA TBA, 2.000%, strike @ 102.19	JPMCB	02/04/21	6,251	(185)	6,066
USD	112,343,000	1,100,000	FNMA TBA, 2.000%, strike @ 102.13	JPMCB	03/04/21	3,437	(1,471)	1,966
USD	259,425,000	2,500,000	FNMA TBA, 2.500%, strike @ 103.77	JPMCB	02/11/21	4,101	(270)	3,831
Total options written						$15,969	$(2,010)	$13,959

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
4	USD	British Pound Futures	March 2021	$334,445	$342,626	$8,181
2	USD	Canadian Dollar Futures	March 2021	156,142	156,240	98
3	EUR	German Euro Buxl 30 Year Futures	March 2021	819,003	805,675	(13,328)
U.S. Treasury futures buy contracts:
15	USD	U.S. Long Bond Futures	March 2021	2,614,562	2,530,781	(83,781)
334	USD	U.S. Treasury Note 5 Year Futures	March 2021	42,042,698	42,042,250	(448)
598	USD	U.S. Treasury Note 10 Year Futures	March 2021	82,432,677	81,944,688	(487,989)
Total				$128,399,527	$127,822,260	$(577,267)
Interest rate futures sell contracts:
2	USD	Euro Fx Futures with American Style Options	March 2021	(303,362)	(303,575)	(213)
7	EUR	German Euro Bund Futures	March 2021	(1,501,447)	(1,505,712)	(4,265)
15	GBP	United Kingdom Long Gilt Bond Futures	March 2021	(2,754,095)	(2,755,440)	(1,345)
U.S. Treasury futures sell contracts:
64	USD	U.S. Treasury Note 10 Year Futures	March 2021	(8,822,358)	(8,770,000)	52,358
25	USD	U.S. Treasury Note 5 Year Futures	March 2021	(3,149,137)	(3,146,875)	2,262
39	USD	U.S. Ultra Long Treasury Bond Futures	March 2021	(8,414,866)	(7,984,031)	430,835
73	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2021	(11,426,520)	(11,229,453)	197,067
Total				$(36,371,785)	$(35,695,086)	$676,699
Net unrealized appreciation (depreciation)						$99,432

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000%	$15,816	$16,141	$31,957
General Electric Co., bond, 5.000% due 06/15/21	USD	1,000	06/20/24	Quarterly	1.000	7,880	14,519	22,399
Rolls-Royce PLC, bond, 2.125%, due 06/08/21	EUR	1,400	06/20/24	Quarterly	1.000	(2,319)	(99,018)	(101,337)
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(11,830)	22,780	10,950
Total						$9,547	$(45,578)	$(36,031)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America Investment Grade Index	USD	11,000	12/20/25	Quarterly	1.000%	$(211,652)	$245,044	$33,392
iTraxx Europe Crossover Series 31 Index	EUR	14,000	12/20/25	Quarterly	1.000	(339,574)	421,286	81,712
Total						$(551,226)	$666,330	$115,104

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Payments received by the Portfolio	Value	Unrealized appreciation (depreciation)
JPY	3,240,000	03/18/26	Semi-Annual	0.300%	6 Month JPY LIBOR	$(575,735)	$(480,531)
JPY	1,800,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(319,900)	(276,631)
JPY	230,000	03/20/29	Semi-Annual	0.450	6 Month JPY LIBOR	(81,011)	(68,233)
JPY	580,000	09/20/27	Semi-Annual	0.300	6 Month JPY LIBOR	(121,626)	(102,406)
JPY	310,000	03/20/28	Semi-Annual	0.300	6 Month JPY LIBOR	(67,532)	(83,118)
JPY	756,000	03/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(605,309)	(627,727)
JPY	220,000	06/18/28	Semi-Annual	0.399	6 Month JPY LIBOR	(62,838)	(62,706)
JPY	736,400	12/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(576,981)	(616,018)
JPY	60,000	10/22/38	Semi-Annual	0.800	6 Month JPY LIBOR	(52,825)	(52,790)
JPY	200,000	10/31/38	Semi-Annual	0.705	6 Month JPY LIBOR	(143,376)	(154,657)
GBP	6,900	06/16/51	Annual	0.500	12 Month EURIBOR	(59,207)	482,897
JPY	60,000	03/21/48	Semi-Annual	6 Month JPY LIBOR	1.000%	85,241	(48,077)
JPY	1,810,000	06/18/28	Semi-Annual	6 Month JPY LIBOR	0.380	492,229	437,867
JPY	430,000	08/22/39	Semi-Annual	6 Month JPY LIBOR	0.122	(138,085)	(161,246)
JPY	600,000	08/22/39	Semi-Annual	6 Month JPY LIBOR	0.123	(192,139)	(211,130)
JPY	60,000	08/28/39	Semi-Annual	6 Month JPY LIBOR	0.103	(21,399)	(21,399)
JPY	430,000	09/13/26	Semi-Annual	6 Month JPY LIBOR	0.095	(13,338)	(13,338)
JPY	210,000	09/13/26	Semi-Annual	6 Month JPY LIBOR	0.092	(6,198)	(6,198)
JPY	350,000	09/18/26	Semi-Annual	6 Month JPY LIBOR	0.068	(5,841)	(4,725)
JPY	560,000	09/18/26	Semi-Annual	6 Month JPY LIBOR	0.062	(7,677)	(5,691)
JPY	215,000	09/19/26	Semi-Annual	6 Month JPY LIBOR	0.063	(3,076)	(3,356)
JPY	215,000	09/19/26	Semi-Annual	6 Month JPY LIBOR	0.064	(3,184)	(3,464)
JPY	108,000	09/20/26	Semi-Annual	6 Month JPY LIBOR	0.087	(2,980)	(2,980)
JPY	262,000	09/24/26	Semi-Annual	6 Month JPY LIBOR	0.000	(9,513)	(9,796)
JPY	73,000	03/10/38	Semi-Annual	6 Month JPY LIBOR	0.040	(27,505)	(27,505)
JPY	73,000	03/10/38	Semi-Annual	6 Month JPY LIBOR	0.326	(27,999)	(27,999)
		Total				$(2,547,804)	$(2,150,957)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

OTC credit default swap agreements on corporate issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GSI	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600,000	06/20/24	Quarterly	1.000%	$43,108	$(39,198)	$3,910

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[18]	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GSI	USD	16	03/02/21	Monthly	iShares iBoxx High Yield Corporate Bond ETF	1 Month USD LIBOR	$—	$5,541	$5,541
GSI	USD	58	03/20/21	Monthly	iShares iBoxx High Yield Corporate Bond ETF	1 Month USD LIBOR	—	27,957	27,957
GSO	USD	5	03/02/21	Monthly	iShares iBoxx High Yield Corporate Bond ETF	1 Month USD LIBOR	—	603	603
							$—	$34,101	$34,101

Forward foreign currency contracts

Counterparty	Sell		Purchase		Unrealized Settlement date	appreciation (depreciation)
BB	MXN	432,000	USD	21,520	03/10/21	$526
BNP	AUD	1,870,000	USD	1,355,079	02/19/21	(74,205)
BNP	USD	571,633	AUD	776,000	02/19/21	21,481
BOA	USD	1,260,668	AUD	1,698,000	02/19/21	37,152
CITI	CLP	332,130,000	USD	450,022	02/03/21	(1,984)
CITI	COP	1,262,860,000	USD	346,982	02/03/21	(6,849)
CITI	EUR	9,844,000	USD	12,079,993	02/02/21	133,811
CITI	GBP	13,623,000	USD	18,603,994	03/02/21	(64,150)
CITI	INR	16,415,000	USD	224,647	02/03/21	(313)
CITI	KRW	124,335,000	USD	112,257	02/03/21	1,105
CITI	MXN	12,604,335	USD	624,033	02/03/21	9,158
CITI	PEN	3,140,028	USD	865,093	07/08/21	2,309
CITI	RUB	37,810,680	USD	499,811	02/03/21	255
CITI	USD	463,649	CLP	332,130,000	02/03/21	(11,642)
CITI	USD	450,114	CLP	332,130,000	03/03/21	2,069
CITI	USD	362,771	COP	1,262,860,000	02/03/21	(8,940)
CITI	USD	346,662	COP	1,262,860,000	03/03/21	6,783
CITI	USD	18,601,456	GBP	13,623,000	02/02/21	64,100
CITI	USD	222,931	INR	16,415,000	02/03/21	2,029
CITI	USD	223,837	INR	16,415,000	03/03/21	343
CITI	USD	113,782	KRW	124,335,000	02/03/21	(2,629)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Unrealized Settlement date	appreciation (depreciation)
CITI	USD	112,256	KRW	124,335,000	03/03/21	$(1,103)
CITI	USD	630,585	MXN	12,604,335	02/03/21	(15,710)
CITI	USD	622,076	MXN	12,604,335	03/03/21	(9,068)
CITI	USD	510,234	RUB	37,810,680	02/03/21	(10,678)
CITI	USD	498,240	RUB	37,810,680	03/03/21	(295)
CITI	USD	239,340	ZAR	3,535,000	02/03/21	(5,656)
CITI	USD	231,324	ZAR	3,535,000	03/03/21	1,420
CITI	ZAR	3,535,000	USD	232,236	02/03/21	(1,449)
DB	BRL	17,600,912	USD	3,265,475	02/02/21	48,582
DB	PEN	2,628,685	USD	733,655	03/15/21	10,998
DB	USD	3,214,250	BRL	17,600,912	02/02/21	2,644
DB	USD	3,263,095	BRL	17,600,912	03/02/21	(48,757)
GSI	GBP	14,567,000	USD	19,930,424	02/02/21	(28,554)
GSI	MYR	2,596,159	USD	636,174	03/17/21	(5,087)
GSI	USD	1,339,000	CLP	982,469,518	03/24/21	(1,185)
HSBC	AUD	3,069,000	USD	2,251,711	02/19/21	(93,996)
HSBC	BRL	17,600,912	USD	3,214,250	02/02/21	(2,644)
HSBC	JPY	31,160,792	USD	296,895	02/19/21	(642)
HSBC	USD	3,284,000	BRL	17,600,912	02/02/21	(67,107)
HSBC	USD	473,000	CLP	346,236,000	03/24/21	(1,535)
HSBC	USD	1,287,382	GBP	944,000	02/02/21	6,040
Net unrealized appreciation (depreciation)						$(113,373)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$46,195,803	$—	$46,195,803
Corporate bonds	—	352,979,489	—	352,979,489
Loan assignments	—	3,496,104	—	3,496,104
Mortgage-backed securities	—	75,659,169	—	75,659,169
Municipal bonds	—	2,359,046	—	2,359,046
Non-U.S. government agency obligations	—	18,397,663	—	18,397,663
U.S. government agency obligations	—	53,591,965	8,943	53,600,908
U.S. Treasury obligations	—	175,118,555	—	175,118,555
Exchange traded funds	4,843,693	—	—	4,843,693
Short-term investments	—	3,214,250	—	3,214,250
Short-term U.S. Treasury obligations	—	5,849,014	—	5,849,014

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment of cash collateral from securities loaned	$—	$10,355,140	$—	$10,355,140
Futures contracts	690,801	—	—	690,801
Swap agreements	—	1,331,341	—	1,331,341
Forward foreign currency contracts	—	350,805	—	350,805
Total	$5,534,494	$748,898,344	$8,943	$754,441,781
Liabilities
Investments sold short	$—	$(19,844,186)	$—	$(19,844,186)
Reverse repurchase agreements	(1,633,600)	—	—	(1,633,600)
Options written	—	(2,010)	—	(2,010)
Futures contracts	(591,369)	—	—	(591,369)
Swap agreements	—	(3,263,490)	—	(3,263,490)
Forward foreign currency contracts	—	(464,178)	—	(464,178)
Total	$(2,224,969)	$(23,573,864)	$—	$(25,798,833)

At January 31, 2021, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $190,083,073, represented 26.6% of the Portfolio's net assets at period end.

4  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

5  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

6  Security, or portion thereof, was on loan at the period end.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Perpetual investment. Date shown reflects the next call date.

10  Bond interest in default.

11  Rate shown reflects annualized yield at the period end on zero coupon bond.

12  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

13  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

14  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

15  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

16  Rates shown reflect yield at January 31, 2021.

17  Rate shown is the discount rate at the date of purchase unless otherwise noted.

18  Payments made or received are based on the notional amount.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2021, the Portfolio's Class P shares returned 2.25% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 1.69%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 98. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. This was primarily driven by sector and security selection.

The municipal bond market benefited from steady and positive mutual fund inflows, coupled with limited and manageable new issuance of tax-exempt issues. The political landscape shift due to the election's results fueled investor optimism toward additional fiscal aid for state and local governments, a rising prospect of a higher tax rate environment which could boost muni bond demand, and the potential for an infrastructure spending proposal in the near term.

From an asset allocation standpoint, an underweight position towards state and local general obligation debt contributed to relative returns. Within the revenue sector, an underweight exposure to water & sewer bonds and slight overweights to the tobacco securitization and health care sectors were additive for returns. An underweight to appropriation securities modestly weighed on relative returns, as did an overweight to higher education bonds.

Security selection also contributed to results. Notably, the selection of State of Michigan Department of Transportation and County of Cook Illinois Sales Tax Revenue bonds boosted returns. Security selection of several transportation holdings produced weaker relative returns, though their overall impact was marginal.

The favorable technical backdrop and expected economic rebound amid the COVID-19 vaccine rollout helped drive overall broad index credit spreads to compress from the pandemic-led spike. The rebound over the period was notable for the sectors most impacted by the pandemic and for lower-rated issuers, while highest-rated AAA and AA segments underperformed. The Portfolio benefited from an overweight to lower-rated investment grade A-rated issues, mostly within the revenue bond sector.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Mellon Investments Corporation (f/k/a BNY Mellon Asset Management Company LLC ("Mellon"))

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Mellon: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

A relatively neutral duration and yield curve posture versus the benchmark led to a modest performance contribution. Yields for AAA-rated municipal bonds within the two and 15 year portions on the curve ended the reporting period relatively unchanged from where they started. The shape of the municipal yield curve steepened six basis points (i.e., 0.06%) from 2 to 10 years (ending the period at 59 basis points, that is 0.59%).

No derivatives were used during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.12%	3.30%	2.92%	3.70%
Class Y2	2.25	3.56	3.16	3.95
Class P3	2.25	3.56	3.17	3.96
After deducting maximum sales charge
Class A1	(0.18)	0.96	2.45	3.46
Bloomberg Barclays US Municipal 3-15 Year Blend Index[4]	1.69	3.86	3.43	4.22
Lipper Intermediate Municipal Debt Funds median	2.25	3.37	2.99	3.83

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.15%	4.37%	3.10%	3.59%
Class Y2	3.20	4.63	3.33	3.83
Class P3	3.28	4.63	3.37	3.85
After deducting maximum sales charge
Class A1	0.86	2.04	2.64	3.35

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—0.92% and 0.82%; Class Y—0.73% and 0.57%; and Class P—0.67% and 0.57% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Characteristics
Weighted average duration	4.55 yrs.
Weighted average maturity	8.35 yrs.
Average coupon	4.78%
Top five states	Percentage of net assets
Illinois	11.5%
Texas	9.1
Pennsylvania	8.2
New Jersey	8.0
New York	5.6
Total	42.4%
Credit rating[2]	Percentage of net assets
SP-2	0.2%
AAA	3.2
AA	33.0
A	40.1
BBB	5.7
Non-rated	16.9
Cash equivalents and other assets less liabilities	0.9
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—99.1%
Alabama—3.1%
Alabama Federal Aid Highway Finance Authority (Garvee), Revenue Bonds, Series A, 5.000%, due 09/01/29	$2,000,000	$2,561,100
Black Belt Energy Gas District, Revenue Bonds, Series A-1, 4.000%, VRD	2,000,000	2,367,180
Lower Alabama Gas District Gas Project, Revenue Bonds 4.000%, VRD	2,500,000	2,897,200
Lower Alabama Gas District Gas, Revenue Bonds, Series A, 5.000%, due 09/01/31	1,500,000	2,026,800
		9,852,280
Alaska—0.6%
City of Anchorage AK Wastewater, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,395,000	1,739,495
Arizona—2.4%
Arizona Industrial Development Authority, Revenue Bonds, Series 2019-2, Class A, 3.625%, due 05/20/33	978,913	1,060,007
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Airport), Revenue Bonds, AMT, Series B, 5.000%, due 07/01/30	1,000,000	1,283,770
Maricopa County Industrial Development Authority (Banner Health), Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	3,000,000	3,735,870
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,364,650
		7,444,297
Arkansas—1.0%
City of Fort Smith AR Water & Sewer, Refunding, Revenue Bonds 5.000%, due 10/01/34	1,320,000	1,665,523
University of Arkansas (University of Arkansas Fayetteville), Refunding, Revenue Bonds, Series A, 5.000%, due 11/01/29	1,385,000	1,601,628
		3,267,151
California—3.0%
California State, GO Bonds 5.000%, due 10/01/30	2,815,000	3,724,977
California State, Refunding, GO Bonds
5.000%, due 04/01/33	2,710,000	3,586,495
	Face amount	Value
Municipal bonds—(continued)
California—(concluded)
Los Angeles Department of Airports (Los Angeles International Airport), Revenue Bonds, AMT, Series A, 5.000%, due 05/15/32	$2,000,000	$2,179,640
		9,491,112
Colorado—4.5%
Colorado Health Facilities Authority (Adventist Health System/Sunbelt), Refunding, Revenue Bonds 5.000%, VRD	1,500,000	1,895,070
Colorado Health Facilities Authority (Sisters of Charity of Leavenworth Health System, Inc.), Refunding, Revenue Bonds 5.000%, due 01/01/30	1,500,000	2,015,490
Denver City & County Airport, Revenue Bonds, AMT, Series A, 5.500%, due 11/15/26	7,000,000	7,951,230
University of Colorado, Refunding, Revenue Bonds, Series A-2, 5.000%, due 06/01/30	1,750,000	2,269,942
		14,131,732
Connecticut—2.5%
Connecticut State (Gaap Conversion), GO Bonds, Series A, 5.000%, due 10/15/25	2,900,000	3,265,313
Connecticut State Special Tax, Revenue Bonds, Series B, 5.000%, due 10/01/30	2,000,000	2,592,820
Hartford County Metropolitan District, (Green Bonds), Revenue Bonds, Series A, 5.000%, due 11/01/29	1,870,000	2,162,655
		8,020,788
District of Columbia—1.7%
Metropolitan Washington Airports Authority, Refunding, Revenue Bonds, AMT 5.000%, due 10/01/28	2,500,000	3,155,875
Series A, 5.000%, due 10/01/22	2,000,000	2,146,500
		5,302,375

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Florida—4.6%
Citizens Property Insurance Corp., Revenue Bonds, Series A-1, 5.000%, due 06/01/25	$7,000,000	$8,205,610
County of Polk FL Utility System, Refunding, Revenue Bonds 5.000%, due 10/01/35	625,000	849,400
JEA Electric System, Refunding, Revenue Bonds, Series 3-A, 5.000%, due 10/01/34	1,630,000	2,164,705
Miami Beach Redevelopment Agency Tax Increment, Refunding, Revenue Bonds 5.000%, due 02/01/28	1,000,000	1,131,110
Orange County Convention Center/Orlando, Refunding, Revenue Bonds, Series B, 5.000%, due 10/01/30	1,885,000	2,324,149
		14,674,974
Georgia—2.6%
Fulton County Development Authority of Georgia (Piedmont Healthcare, Inc.), Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/27	1,500,000	1,855,680
Fulton County Development Authority of Georgia (WellStar Health System), Revenue Bonds, Series A, 5.000%, due 04/01/36	1,000,000	1,219,100
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 5.500%, due 09/15/28	1,500,000	1,977,735
Series B,
0.846%, due 04/01/48[1]	1,000,000	1,001,870
Municipal Electric Authority of Georgia (Plant Vogtle Unis 3&4 Project), Revenue Bonds 5.000%, due 01/01/33	1,000,000	1,259,090
Savannah Economic Development Authority (International Paper Company), Refunding, Revenue Bonds 1.900%, due 08/01/24	1,000,000	1,052,400
		8,365,875
Hawaii—0.4%
Hawaii Airports System, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/29	1,000,000	1,276,050
Illinois—11.5%
Chicago O'Hare International Airport Senior Lien, Refunding, Revenue Bonds, Series B, 5.000%, due 01/01/35	1,750,000	2,076,952
	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
Chicago O'Hare International Airport, Refunding, Revenue Bonds, AMT, Series A, 5.000%, due 01/01/29	$2,500,000	$2,897,325
Chicago Waterworks Second Lien, Refunding, Revenue Bonds, AGM, Series 2017-2, 5.000%, due 11/01/31	1,000,000	1,253,290
Chicago Waterworks Senior Lien, Revenue Bonds, Series A-1, 5.000%, due 11/01/29	1,920,000	2,361,370
Illinois County of Cook Sales Tax, Refunding, Revenue Bonds 5.000%, due 11/15/35	2,500,000	3,114,850
Illinois Finance Authority (Advocate Health Care Network), Revenue Bonds 5.000%, due 06/01/27	2,595,000	2,857,588
Illinois Finance Authority (University of Chicago), Revenue Bonds, Series A, 5.000%, due 10/01/29	2,440,000	2,515,835
Illinois Municipal Electric Agency, Refunding, Revenue Bonds, Series A, 5.000%, due 02/01/32	2,500,000	2,959,350
Illinois Sports Facilities Authority, Refunding, Revenue Bond, BAM 5.000%, due 06/15/28	1,000,000	1,275,240
Regional Transportation Authority, Refunding, Revenue Bonds, AGM 6.000%, due 06/01/25	2,000,000	2,328,280
Regional Transportation Authority, Revenue Bonds 6.500%, due 07/01/30	1,000,000	1,364,320
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/36	1,770,000	2,258,113
State of Illinois, Revenue Bonds, BAM, Series A, 5.000%, due 06/15/27	3,000,000	3,632,640
University of Illinois (Auxiliary Facilities System), Refunding, Revenue Bonds, Series A, 5.000%, due 04/01/27	4,000,000	4,361,320
University of Illinois (Auxiliary Facilities System), Revenue Bonds, Series A, 5.000%, due 04/01/30	1,000,000	1,128,400
		36,384,873

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Indiana—3.6%
Indiana Finance Authority (Indiana University Health, Inc.), Revenue Bonds, Series B, 2.250%, VRD	$5,250,000	$5,634,142
Indiana Finance Authority (Marion County Capital Improvement Board), Refunding, Revenue Bonds, Series A, 5.250%, due 02/01/35	1,000,000	1,178,350
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.), Refunding, Revenue Bonds, Series A,
5.000%, due 01/01/30	2,055,000	2,330,165
Whiting City (BP Products North America, Inc.), Revenue Bonds, AMT 5.000%, VRD	1,840,000	2,159,737
		11,302,394
Kentucky—2.1%
Kentucky Public Energy Authority (Gas Supply), Revenue Bonds, Series B, 4.000%, VRD	3,750,000	4,220,737
Kentucky Public Energy Authority, Revenue Bonds, Series A, 4.000%, VRD	1,250,000	1,383,313
Series A, 4.000%, VRD	1,000,000	1,168,770
		6,772,820
Louisiana—2.9%
Jefferson Sales Tax District, Revenue Bonds, AGM, Series B, 4.000%, due 12/01/32	1,895,000	2,288,269
New Orleans Aviation Board (Louis Armstrong New Orleans International Airport), Revenue Bonds, AMT, AGM, Series B, 5.000%, due 01/01/28	1,500,000	1,739,655
Parish of St John the Baptist LA (Marathon Oil Corp.), Refunding, Revenue Bonds 2.200%, VRD	1,000,000	1,038,380
State of Louisiana State Highway Improvement, Revenue Bonds, Series A, 5.000%, due 06/15/29	3,500,000	4,060,035
		9,126,339
	Face amount	Value
Municipal bonds—(continued)
Maryland—1.1%
County of Prince George's MD (Consol Public Improvement Bonds), GO Bonds, Series A, 5.000%, due 07/15/31	$1,250,000	$1,637,938
Maryland State Transportation Authority Baltimore/Washington International, Revenue Bonds, AMT 5.000%, due 06/01/24	1,700,000	1,947,367
		3,585,305
Massachusetts—1.6%
Commonwealth of Massachusetts, GO Bonds, Series D, 4.000%, due 05/01/34	2,000,000	2,471,120
Massachusetts Educational Financing Authority, Revenue Bonds, AMT, Series K, 5.000%, due 07/01/22	2,500,000	2,664,650
		5,135,770
Michigan—4.8%
Great Lakes Water Authority Water Supply System Second Lien, Refunding, Revenue Bonds, Series D, 5.000%, due 07/01/26	1,100,000	1,349,282
Great Lakes Water Authority Water Supply System Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/23	1,000,000	1,110,460
Michigan Finance Authority Senior Lien (Great Lakes Water Authority Sewage Disposal System Revenue), Revenue Bonds, AGM 5.000%, due 07/01/30	1,500,000	1,717,485
Michigan State Finance Authority (Beaumont Health Credit Group), Refunding, Revenue Bonds 5.000%, due 08/01/33	2,415,000	2,747,811
Michigan State Finance Authority (Detroit City School District), Refunding, Revenue Bonds, Series A, 5.000%, due 05/01/22	1,485,000	1,572,199
Michigan State Strategic Fund Improvement Project (State of Michigan Department of Transportation), Revenue Bonds, AMT 5.000%, due 06/30/32	3,300,000	4,177,800
Saginaw Hospital Finance Authority (Covenant Healthcare System), Refunding, Revenue Bonds 5.000%, due 07/01/28	1,000,000	1,293,800

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Michigan—(concluded)
Utica Community Schools, School Building & Site, Refunding, GO Bonds 4.000%, due 05/01/23	$1,000,000	$1,082,950
		15,051,787
Missouri—2.6%
City of Kansas City, Missouri Airport, Refunding, Revenue Bonds, AMT, Series A, 5.000%, due 09/01/23	1,500,000	1,541,745
Missouri Joint Municipal Electric Utility Commission (Prairie State Project), Refunding ,Revenue Bonds, Series A, 5.000%, due 12/01/25	1,300,000	1,553,435
Missouri State Health & Educational Facilities Authority (Coxhealth), Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/34	2,000,000	2,338,060
Missouri State Health & Educational Facilities Authority (Saint Luke's Health System), Refunding, Revenue Bonds 5.000%, due 11/15/28	1,000,000	1,220,260
Missouri State Health & Educational Facilities Authority (SSM Health Care), Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/27	1,500,000	1,711,455
		8,364,955
Nebraska—1.4%
Nebraska Public Power District, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	1,300,000	1,651,351
Public Power Generation Agency (Whelan Energy Center Unit), Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,500,000	2,905,175
		4,556,526
Nevada—0.2%
City of Reno Reno First Lien (County of Washoe NV Sales Tax Revenue), Refunding, Revenue Bonds 5.000%, due 06/01/33	500,000	583,995
New Jersey—8.0%
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury), Refunding, Revenue Bonds, Series XX, 5.000%, due 06/15/26	1,600,000	1,893,296
	Face amount	Value
Municipal bonds—(continued)
New Jersey—(concluded)
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury), Revenue Bonds, Series WW, 5.250%, due 06/15/31	$2,100,000	$2,462,754
New Jersey Health Care Facilities Financing Authority (Valley Health System), Revenue Bonds 5.000%, due 07/01/33	1,000,000	1,296,980
New Jersey Health Care Facilities Financing Authority (Virtua Health), Refunding, Revenue Bonds 5.000%, due 07/01/25	1,500,000	1,702,650
New Jersey State Higher Education Assistance Authority, Refunding, Revenue Bonds, AMT 5.000%, due 12/01/23	2,000,000	2,257,640
New Jersey State Higher Education Assistance Authority, Revenue Bonds, AMT, Series 2015-1A, 5.000%, due 12/01/21	2,550,000	2,649,781
New Jersey Transportation Trust Fund Authority (Transportation Program Notes), Revenue Bonds, Series S, 5.000%, due 06/15/30	1,000,000	1,263,290
New Jersey Turnpike Authority, Refunding, Revenue Bonds, Series E, 5.000%, due 01/01/30	1,350,000	1,715,351
Tobacco Settlement Financing Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	8,000,000	10,165,600
		25,407,342
New York—5.6%
Metropolitan Transportation Authority (Green Bonds), Refunding, Revenue Bonds, Series B, 5.000%, due 11/15/22	895,000	954,079
Metropolitan Transportation Authority, Revenue Bonds, Series A-1, 5.000%, due 02/01/23	605,000	652,608
New York City Refunding, GO Bonds, Series-A1, 5.000%, due 08/01/32	1,270,000	1,712,963
New York City, GO Bonds, Series H, 5.000%, due 08/01/25	2,990,000	3,411,799
Subseries I-A, 5.000%, due 04/01/32	1,750,000	2,375,240
New York State Urban Development Corp. (Personal Income Tax), Revenue Bonds, Series E, 5.000%, due 03/15/31	2,000,000	2,185,900

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York Transportation Development Corp. (Laguardia Gateway Partners LLC), Revenue Bonds, AMT, Series A, 5.000%, due 07/01/34	$1,000,000	$1,136,800
New York Transportation Development Corp. (Terminal One Group Association LP), Refunding, Revenue Bonds, AMT 5.000%, due 01/01/22	1,500,000	1,555,695
Port Authority of New York & New Jersey (One Hundred Eighty-Fifth), Revenue Bonds, AMT 5.000%, due 09/01/22	2,400,000	2,580,120
TSASC, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,218,700
		17,783,904
North Carolina—1.0%
North Carolina Medical Care Commission (Vidant Health), Refunding, Revenue Bonds 5.000%, due 06/01/32	1,500,000	1,756,695
North Carolina Turnpike Authority Senior Lien, Refunding, Revenue Bonds, AGM
5.000%, due 01/01/26	1,250,000	1,502,350
		3,259,045
Ohio—0.6%
American Municipal Power, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 02/15/27	1,000,000	1,130,810
Sycamore Community City School District, GO Bonds 4.000%, due 12/01/26	750,000	906,270
		2,037,080
Oregon—0.8%
Multnomah County School District No. 1 Portland, GO Bonds 5.000%, due 06/15/29	1,750,000	2,369,780
Pennsylvania—8.2%
Allegheny County Hospital Development Authority (Allegheny Health Network), Refunding, Revenue Bonds, Series A, 5.000%, due 04/01/29	3,190,000	4,074,364
City of Philadelphia PA Water & Wastewater, Refunding, Revenue Bonds 5.000%, due 10/01/33	1,500,000	2,021,790
Commonwealth Financing Authority (Tobacco Master Settlement Payment), Revenue Bonds 5.000%, due 06/01/31	1,500,000	1,906,275
	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—(concluded)
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B, , SIFMA + 0.420%[1] 0.470%, due 09/01/48	$3,500,000	$3,492,685
Pennsylvania Turnpike Commission (Motor License), Refunding, Revenue Bonds 5.000%, due 12/01/33	1,500,000	1,899,810
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds, Series B, 5.000%, due 06/01/28	2,000,000	2,430,840
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, 5.000%, due 12/01/32	1,250,000	1,500,000
Philadelphia Airport PA, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/32	1,250,000	1,530,050
Philadelphia School District Prerefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	10,000	12,542
Philadelphia School District Unrefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	2,640,000	3,211,190
Philadelphia School District, GO Bonds, Series A, 4.000%, due 09/01/35	1,500,000	1,760,760
Series A, 5.000%, due 09/01/31	1,000,000	1,269,220
Port Authority of Allegheny County, Refunding, Revenue Bonds 5.000%, due 03/01/25	1,000,000	1,003,940
		26,113,466
Tennessee—1.7%
City of Memphis TN Electric System, Revenue Bonds, Series A, 5.000%, due 12/01/31	1,400,000	1,934,016
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Lipscomb University), Refunding, Revenue Bonds, Series S, 5.000%, due 10/01/35	1,350,000	1,609,349
Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, 5.250%, due 09/01/26	1,500,000	1,853,115
		5,396,480

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Texas—9.1%
Brazos Higher Education Authority, Inc., Revenue Bonds, AMT, Series A-1, 5.000%, due 04/01/30	$1,000,000	$1,245,680
Central Texas Regional Mobility Authority Senior Lien, Revenue Bonds, Series A, 5.000%, due 01/01/35	1,100,000	1,273,767
Central Texas Turnpike System, Refunding, Revenue Bonds, Series C, 5.000%, due 08/15/31	2,000,000	2,286,140
Clifton Higher Education Finance Corp. (Idea Public Schools), Refunding, Revenue Bonds, PSF-GTD 5.000%, due 08/15/28	1,100,000	1,277,111
El Paso Texas, GO Bonds 5.000%, due 08/15/34	2,000,000	2,467,620
Grand Parkway Transportation Corporation, Revenue Bonds 5.000%, due 02/01/23	500,000	542,255
Harris County Cultural Education Facilities Finance Corp. (Texas Children's Hospital), Refunding, Revenue Bonds 4.000%, due 10/01/35	1,750,000	2,120,352
Harris County Toll Road Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 08/15/29	2,025,000	2,621,059
Harris County-Houston Sports Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/29	1,000,000	1,125,470
Houston Airport System, Refunding, Revenue Bonds, Series B, 5.000%, due 07/01/29	2,000,000	2,566,860
North Texas Tollway Authority (North Texas Tollway System), Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	2,750,000	3,217,170
Series A, 5.000%, due 01/01/34	2,775,000	3,224,189
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott and White Health), Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/32	1,000,000	1,220,980
University of Houston, Refunding, Revenue Bonds, Series C, 5.000%, due 02/15/29	2,000,000	2,436,000
	Face amount	Value
Municipal bonds—(concluded)
Texas—(concluded)
West Travis County Public Utility Agency, Refunding, Revenue Bonds, BAM 5.000%, due 08/15/30	$1,000,000	$1,251,850
		28,876,503
Virginia—1.3%
Virginia College Building Authority 21st Century College, Revenue Bonds 5.000%, due 02/01/31	1,825,000	2,278,221
Virginia Small Business Financing Authority Senior Lien (95 Express Lanes LLC Project), Revenue Bonds, AMT 5.000%, due 07/01/34	1,700,000	1,764,243
		4,042,464
Washington—2.3%
Central Puget Sound Regional Transit Authority Revenue Bonds, (Green Bonds), Series S-1, 5.000%, due 11/01/26	800,000	1,009,232
Grant County Public Utility District No. 2 Electric, Refunding, Revenue Bonds, Series R, 2.000%, VRD	1,000,000	1,065,420
Port of Seattle (Intermediate Lien), Revenue bonds, AMT 5.000%, due 04/01/28	2,500,000	3,140,450
Port of Seattle, Revenue bonds, AMT, Series C, 5.000%, due 04/01/32	1,955,000	2,208,974
		7,424,076
Wisconsin—2.3%
Public Finance Authority KU Campus Development Corp. project (University of Kansas), Revenue Bonds 5.000%, due 03/01/34	1,500,000	1,795,650
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc.), Revenue Bonds 5.000%, due 08/15/27	1,000,000	1,104,100
Wisconsin Health & Educational Facilities Authority Unitypoint Health (Iowa Health System), Revenue Bonds, Series A, 5.000%, due 12/01/26	1,175,000	1,368,041
WPPI Energy, Revenue Bonds, Series A, 5.000%, due 07/01/32	2,760,000	3,050,076
		7,317,867
Total municipal bonds (cost—$288,966,283)		314,458,900

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Short-term investments—0.1%
Investment companies—0.1%
State Street Institutional U.S. Government Money Market Fund, 0.001%[2] (cost—$363,860)	363,860	$363,860
Total investments (cost—$289,330,143)—99.2%		314,822,760
Other assets in excess of liabilities—0.8%		2,584,697
Net assets—100.0%		$317,407,457

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in a Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$314,458,900	$—	$314,458,900
Short-term investments	—	363,860	—	363,860
Total	$—	$314,822,760	$—	$314,822,760

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements

PACE Global Fixed Income Investments

Performance

For the six months ended January 31, 2021, the Portfolio's Class P shares returned 2.86% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned 1.85%, the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned 2.08%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 109. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Sector allocation and security selection were the largest drivers of returns over the period. Overweights to investment grade corporate bonds, high yield corporate bonds, emerging market hard currency, and European periphery exposure contributed to performance. This was driven by a meaningful rally in risk assets following the announcement of three vaccines effective against COVID-19, which led to a risk-on sentiment in the markets, supporting the post-US election rally. Our allocation to high yield corporate bonds also benefited from risk-on sentiment. Our overweight to emerging markets hard currency debt was also additive to returns given the spread compression experienced by that market segment . In terms of European periphery holdings, an overweight to Italy contributed to results, due to yield spread compression on the back of strong policy support from the European Central Bank and the European Union. Toward the end of the period, we reduced our overweights in investment grade corporate bonds and emerging market hard currency debt, taking partial profits in acknowledgement of the strong rally since the widening seen during the peak of the COVID-19 crisis in 2020.

A long US duration position, held at the start of the period due to anticipation of subdued inflation and ongoing monetary accommodation, detracted from performance, as positive risk sentiment led to a rise in Treasury yields. We switched from a long to a short US duration over the period, acknowledging the increased risks to yields due to the economic recovery.

We utilized derivatives over the period for hedging and efficient portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forwards contracts. This allows us to implement our strategy as well as to hedge or take currency risk. Overall, the use of derivatives was beneficial to our portfolio management process.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

J.P. Morgan: Iain Stealey, CFA, Linda Raggi, CFA and Myles Bradshaw, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

PACE Global Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.73%	7.69%	3.89%	1.90%
Class Y2	2.87	7.91	4.06	2.08
Class P3	2.86	7.98	4.09	2.11
After deducting maximum sales charge
Class A1	(1.11)	3.61	3.10	1.51
Bloomberg Barclays Global Aggregate Index[4]	1.85	6.87	4.43	2.72
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[5]	2.08	4.94	4.32	3.15
Lipper Global Income Funds median	2.78	6.23	4.68	3.18

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.89%	9.93%	4.08%	2.00%
Class Y2	7.98	10.17	4.25	2.19
Class P3	8.04	10.23	4.28	2.21
After deducting maximum sales charge
Class A1	3.81	5.83	3.28	1.61

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, supplemented from time to time, were as follows: Class A—1.27% and 1.03%; Class Y—1.05% and 0.87%; and Class P—1.08% and 0.84% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Fixed Income Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Characteristics
Weighted average duration	6.50 yrs.
Weighted average maturity	14.57 yrs.
Average coupon	2.31%
Top ten holdings	Percentage of net assets
U.S. Treasury Notes, 0.250% due 10/31/25	8.0%
U.S. Treasury Notes, 0.875% due 11/15/30	4.2
Canadian Government Bond, 0.500% due 09/01/25	3.3
U.S. Treasury Notes, 0.375% due 11/30/25	3.2
Bundesrepublik Deutschland Bundesanleihe, 0.010% due 02/15/30	2.7
U.S. Treasury Bonds, 1.625% due 11/15/50	2.7
Bundesrepublik Deutschland Bundesanleihe, 0.010% due 08/15/30	2.4
U.S. Treasury Notes, 0.125% due 12/31/22	2.1
U.S. Treasury Notes, 0.250% due 06/30/25	1.8
Korea Treasury Bond, 3.000% due 09/10/24	1.7
Total	32.1%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	50.4%
United Kingdom	7.6
Germany	7.1
Japan	6.4
Canada	5.3
Total	76.8%
Investments by type of issuer	Percentage of net assets
Industrial	42.7%
Government and other public issuers	36.0
Banks and other financial institutions	16.5
Investment companies	3.5
Cash equivalents and liabilities in excess of other assets	1.3
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Asset-backed security—0.3%
United Kingdom—0.3%
Penarth Master Issuer PLC, Series 2019-1A, Class A1,
1 mo. USD LIBOR + 0.540%, 0.669%, due 07/18/23[1,2] (cost—$900,000)	USD	900,000	$900,584
Corporate bonds—29.7%
Australia—0.1%
Glencore Funding LLC 2.500%, due 09/01/30[1]	USD	21,000	21,201
Newcrest Finance Pty Ltd. 3.250%, due 05/13/30[1,3]	USD	100,000	110,130
Westpac Banking Corp.
(fixed, converts to FRN on 11/15/30), 2.668%, due 11/15/35	USD	115,000	116,169
			247,500
Belgium—1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	USD	340,000	419,952
Anheuser-Busch InBev SA/N.V. EMTN 2.000%, due 03/17/28[4]	EUR	300,000	411,508
Anheuser-Busch InBev Worldwide, Inc. 4.439%, due 10/06/48	USD	470,000	563,506
4.750%, due 01/23/29	USD	135,000	163,922
4.900%, due 01/23/31	USD	225,000	283,237
KBC Group N.V.
(fixed, converts to FRN on 03/05/24), 4.750%, due 03/05/24[4,5]	EUR	1,000,000	1,287,697
			3,129,822
Brazil—0.2%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[1]	USD	429,000	435,971
Vale Overseas Ltd. 3.750%, due 07/08/30	USD	212,000	232,373
			668,344
Canada—0.3%
Fortis, Inc. 3.055%, due 10/04/26	USD	926,000	1,014,807
MEG Energy Corp. 6.500%, due 01/15/25[1]	USD	55,000	56,655
NOVA Chemicals Corp. 5.250%, due 06/01/27[1]	USD	40,000	41,311
Videotron Ltd. 5.375%, due 06/15/24[1]	USD	45,000	49,388
			1,162,161
Chile—0.1%
Empresa de Transporte de Pasajeros Metro SA 4.700%, due 05/07/50[1]	USD	390,000	482,625
	Face amount		Value
Corporate bonds—(continued)
Colombia—0.3%
Ecopetrol SA 6.875%, due 04/29/30	USD	782,000	$973,590
Denmark—0.2%
Orsted A/S
(fixed, converts to FRN on 08/24/24), 2.250%, due 11/24/17[4]	EUR	400,000	507,264
France—3.4%
Air Liquide Finance SA 2.250%, due 09/27/23[1]	USD	410,000	428,419
BPCE SA 2.700%, due 10/01/29[1]	USD	1,060,000	1,134,258
5.700%, due 10/22/23[1]	USD	1,910,000	2,156,142
Credit Agricole SA
(fixed, converts to FRN on 12/23/25), 8.125%, due 12/23/25[1,5]	USD	700,000	845,250
Credit Agricole SA EMTN
(fixed, converts to FRN on 06/05/25), 1.625%, due 06/05/30[4]	EUR	600,000	757,746
Engie SA 2.875%, due 10/10/22[4]	USD	2,369,000	2,456,855
Faurecia SE 2.375%, due 06/15/27[4]	EUR	500,000	611,568
Orange SA EMTN
(fixed, converts to FRN on 04/01/23), 5.750%, due 04/01/23[4,5]	GBP	200,000	298,779
Societe Generale SA 5.200%, due 04/15/21[4]	USD	800,000	808,136
(fixed, converts to FRN on 11/18/30), 5.375%, due 11/18/30[1,5]	USD	790,000	823,575
Total Capital International SA 3.461%, due 07/12/49	USD	200,000	218,420
TOTAL SE EMTN
(fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[4,5]	EUR	525,000	650,837
			11,189,985
Germany—0.7%
Bayer AG
(fixed, converts to FRN on 10/02/22), 2.375%, due 04/02/75[4]	EUR	28,000	34,493
(fixed, converts to FRN on 07/01/24), 3.750%, due 07/01/74[4]	EUR	200,000	256,371
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
(fixed, converts to FRN on 05/06/29), 3.250%, due 05/26/49[4]	EUR	300,000	428,087
Schaeffler AG EMTN 3.375%, due 10/12/28[4]	EUR	500,000	667,440
Volkswagen International Finance N.V.
(fixed, converts to FRN on 06/17/25), 3.500%, due 06/17/25[4,5]	EUR	200,000	254,603
ZF Finance GmbH EMTN 3.750%, due 09/21/28[4]	EUR	500,000	644,275
			2,285,269

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
Indonesia—0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.450%, due 05/21/28[4]	USD	202,000	$241,895
Ireland—0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.500%, due 07/15/25	USD	150,000	177,747
Avolon Holdings Funding Ltd. 4.250%, due 04/15/26[1]	USD	90,000	97,164
Bank of Ireland Group PLC EMTN
(fixed, converts to FRN on 10/14/24), 2.375%, due 10/14/29[4]	EUR	415,000	516,396
			791,307
Italy—0.4%
Enel Finance International N.V. 4.625%, due 09/14/25[1]	USD	375,000	432,668
Enel Finance International N.V. EMTN 1.966%, due 01/27/25[4]	EUR	132,000	172,986
Leonardo SpA GMTN 2.375%, due 01/08/26[4]	EUR	157,000	196,144
Telecom Italia Capital SA 6.000%, due 09/30/34	USD	75,000	89,765
UniCredit SpA EMTN
(fixed, converts to FRN on 06/03/27), 3.875%, due 06/03/27[4,5]	EUR	440,000	473,891
			1,365,454
Japan—0.6%
Mitsubishi UFJ Financial Group, Inc. 3.218%, due 03/07/22	USD	1,145,000	1,181,885
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	603,747
Takeda Pharmaceutical Co. Ltd. 3.025%, due 07/09/40	USD	200,000	205,583
			1,991,215
Luxembourg—0.2%
Altice France Holding SA 4.000%, due 02/15/28[4]	EUR	100,000	115,894
ArcelorMittal SA 4.250%, due 07/16/29	USD	350,000	391,611
			507,505
Mexico—0.7%
Cemex SAB de CV 3.875%, due 07/11/31[1]	USD	706,000	706,882
Petroleos Mexicanos 4.750%, due 02/26/29[4]	EUR	800,000	944,142
6.950%, due 01/28/60	USD	800,000	701,200
			2,352,224
Netherlands—0.5%
ABN AMRO Bank N.V.
(fixed, converts to FRN on 09/22/25), 4.375%, due 09/22/25[4,5]	EUR	800,000	1,026,457
	Face amount		Value
Corporate bonds—(continued)
Netherlands—(concluded)
ING Groep N.V. EMTN
(fixed, converts to FRN on 09/26/24), 1.625%, due 09/26/29[4]	EUR	200,000	$251,275
Volkswagen International Finance N.V.
(fixed, converts to FRN on 03/20/22), 2.500%, due 03/20/22[4,5]	EUR	300,000	367,560
			1,645,292
Portugal—0.5%
EDP Finance BV EMTN 1.125%, due 02/12/24[4]	EUR	600,000	753,454
2.000%, due 04/22/25[4]	EUR	682,000	895,106
			1,648,560
Spain—0.1%
CaixaBank SA
(fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[4,5]	EUR	200,000	266,261
Sweden—0.0%†
Verisure Holding AB 3.875%, due 07/15/26[4]	EUR	100,000	124,429
Switzerland—0.8%
Credit Suisse AG 2.800%, due 04/08/22	USD	390,000	401,663
Credit Suisse Group AG
(fixed, converts to FRN on 09/12/24), 2.125%, due 09/12/25[4]	GBP	300,000	428,727
(fixed, converts to FRN on 04/01/30), 4.194%, due 04/01/31[1]	USD	690,000	799,381
(fixed, converts to FRN on 08/21/26), 6.375%, due 08/21/26[1,5]	USD	480,000	534,600
(fixed, converts to FRN on 07/17/23), 7.500%, due 07/17/23[1,5]	USD	400,000	435,392
			2,599,763
Togo—0.1%
Banque Ouest Africaine de Developpement 2.750%, due 01/22/33[1]	EUR	227,000	282,500
United Kingdom—4.3%
AstraZeneca PLC 4.000%, due 09/18/42	USD	530,000	632,906
BAE Systems PLC 3.400%, due 04/15/30[1]	USD	170,000	189,649
BAT Capital Corp. 4.700%, due 04/02/27	USD	1,840,000	2,147,894
Eversholt Funding PLC EMTN 6.359%, due 12/02/25[4]	GBP	301,000	515,036
Heathrow Funding Ltd. 6.450%, due 12/10/31[4]	GBP	350,000	669,495
Heathrow Funding Ltd. EMTN 1.875%, due 07/12/32[4]	EUR	390,000	503,149
6.750%, due 12/03/26[4]	GBP	478,000	833,890

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United Kingdom—(concluded)
HSBC Holdings PLC
(fixed, converts to FRN on 05/18/23), 3.950%, due 05/18/24	USD	970,000	$1,042,975
(fixed, converts to FRN on 03/13/27), 4.041%, due 03/13/28	USD	1,010,000	1,148,554
Nationwide Building Society
(fixed, converts to FRN on 06/20/27), 5.750%, due 06/20/27[4,5]	GBP	900,000	1,368,780
(fixed, converts to FRN on 12/20/24), 5.875%, due 12/20/24[4,5]	GBP	200,000	298,693
Nationwide Building Society EMTN
(fixed, converts to FRN on 07/15/24), 2.000%, due 07/25/29[4]	EUR	825,000	1,045,270
Natwest Group PLC
(fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25	USD	380,000	418,582
(fixed, converts to FRN on 05/12/27), 5.125%, due 05/12/27[5]	GBP	476,000	686,431
Sky Ltd. GMTN 2.250%, due 11/17/25[4]	EUR	510,000	688,420
Standard Chartered PLC
(fixed, converts to FRN on 04/01/30), 4.644%, due 04/01/31[1]	USD	945,000	1,124,619
Stellantis NV 4.500%, due 07/07/28[4]	EUR	296,000	454,468
Swiss Re Finance UK PLC EMTN
(fixed, converts to FRN on 06/04/32), 2.714%, due 06/04/52[4]	EUR	200,000	270,209
			14,039,020
United States—14.9%
Abbott Ireland Financing DAC 0.375%, due 11/19/27[4]	EUR	100,000	123,917
AbbVie, Inc. 3.200%, due 11/21/29	USD	970,000	1,073,186
4.875%, due 11/14/48	USD	165,000	217,014
ACCO Brands Corp. 5.250%, due 12/15/24[1,3]	USD	35,000	35,963
AES Corp./The 1.375%, due 01/15/26[1]	USD	460,000	461,855
Air Lease Corp. 3.375%, due 07/01/25	USD	435,000	467,682
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson's LLC 4.875%, due 02/15/30[1]	USD	125,000	133,599
Alexander Funding Trust 1.841%, due 11/15/23[1]	USD	655,000	665,011
Alliant Energy Finance LLC 1.400%, due 03/15/26[1]	USD	110,000	110,804
Ally Financial, Inc. 4.625%, due 03/30/25	USD	65,000	73,873
Altria Group, Inc. 2.350%, due 05/06/25	USD	100,000	105,542
3.400%, due 05/06/30	USD	140,000	153,729
4.250%, due 08/09/42	USD	45,000	49,182
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
American Electric Power Co., Inc., Series F, 2.950%, due 12/15/22	USD	400,000	$415,213
American Tower Corp. 1.375%, due 04/04/25	EUR	150,000	190,982
1.500%, due 01/31/28	USD	595,000	591,899
3.950%, due 03/15/29	USD	290,000	331,848
AmeriGas Partners LP/AmeriGas Finance Corp. 5.875%, due 08/20/26	USD	45,000	51,636
Amgen, Inc. 2.300%, due 02/25/31	USD	100,000	104,129
Apple, Inc. 4.650%, due 02/23/46	USD	130,000	176,456
Arconic Corp. 6.125%, due 02/15/28[1]	USD	100,000	107,242
AT&T, Inc. 2.250%, due 02/01/32	USD	240,000	236,963
2.300%, due 06/01/27	USD	775,000	818,383
2.750%, due 06/01/31	USD	425,000	444,167
3.500%, due 06/01/41	USD	230,000	237,154
4.300%, due 12/15/42	USD	15,000	16,931
Bank of America Corp.
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	958,621
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28	USD	450,000	504,300
Bank of America Corp. EMTN
(fixed, converts to FRN on 02/07/24), 1.379%, due 02/07/25[4]	EUR	300,000	378,899
2.300%, due 07/25/25[4]	GBP	343,000	505,061
Bank of America Corp. MTN
(fixed, converts to FRN on 10/22/24), 2.456%, due 10/22/25	USD	280,000	296,647
Bausch Health Americas, Inc. 9.250%, due 04/01/26[1]	USD	65,000	72,143
Bausch Health Cos., Inc. 5.000%, due 01/30/28[1]	USD	235,000	242,120
Becton Dickinson and Co. 2.823%, due 05/20/30	USD	350,000	377,381
3.700%, due 06/06/27	USD	196,000	224,504
3.794%, due 05/20/50	USD	150,000	173,345
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49	USD	150,000	191,666
Berkshire Hathaway Finance Corp. 2.850%, due 10/15/50	USD	140,000	143,555
Berry Global, Inc. 4.875%, due 07/15/26[1]	USD	45,000	48,173
Biogen, Inc. 2.250%, due 05/01/30	USD	150,000	154,321
Boeing Co./The 3.250%, due 02/01/28	USD	230,000	244,327
3.500%, due 03/01/39	USD	90,000	89,080
5.040%, due 05/01/27	USD	385,000	448,478
5.705%, due 05/01/40	USD	260,000	329,760

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Boston Scientific Corp. 4.700%, due 03/01/49	USD	20,000	$26,421
BP Capital Markets America, Inc. 2.772%, due 11/10/50[3]	USD	190,000	176,714
3.000%, due 02/24/50	USD	60,000	58,401
3.588%, due 04/14/27	USD	690,000	780,958
Brink's Co./The 4.625%, due 10/15/27[1]	USD	35,000	36,402
Bristol-Myers Squibb Co. 4.250%, due 10/26/49	USD	305,000	389,482
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	USD	487,000	544,001
Broadcom, Inc. 3.150%, due 11/15/25	USD	152,000	164,802
Buckeye Partners LP 4.125%, due 03/01/25[1]	USD	35,000	35,481
CCO Holdings LLC/CCO Holdings Capital Corp. 4.750%, due 03/01/30[1]	USD	250,000	265,930
CDK Global, Inc. 5.250%, due 05/15/29[1]	USD	30,000	32,514
CDW LLC/CDW Finance Corp. 4.250%, due 04/01/28	USD	50,000	52,131
Centene Corp. 4.250%, due 12/15/27	USD	125,000	132,236
Charter Communications Operating LLC/Charter Communications Operating Capital 2.800%, due 04/01/31	USD	500,000	515,726
3.700%, due 04/01/51	USD	485,000	478,827
Cheniere Energy Partners LP 5.625%, due 10/01/26	USD	30,000	31,211
Chevron Corp. 2.236%, due 05/11/30	USD	250,000	261,359
Chevron USA, Inc. 3.900%, due 11/15/24	USD	171,000	190,904
Citigroup, Inc.
(fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31	USD	730,000	760,548
(fixed, converts to FRN on 04/08/25), 3.106%, due 04/08/26	USD	1,100,000	1,193,983
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	354,112
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[1]	USD	85,000	86,806
Clearway Energy Operating LLC 5.000%, due 09/15/26	USD	30,000	31,125
Comcast Corp. 3.900%, due 03/01/38	USD	395,000	466,513
3.969%, due 11/01/47	USD	400,000	475,955
4.000%, due 03/01/48	USD	205,000	245,034
CommScope, Inc. 6.000%, due 03/01/26[1]	USD	95,000	100,581
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	99,543
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Cox Communications, Inc. 3.500%, due 08/15/27[1]	USD	65,000	$73,187
Crown Castle International Corp. 3.300%, due 07/01/30	USD	400,000	438,727
CVS Health Corp. 1.750%, due 08/21/30	USD	220,000	216,670
4.300%, due 03/25/28	USD	316,000	371,215
Dana Financing Luxembourg SARL 6.500%, due 06/01/26[1]	USD	100,000	104,000
Darling Ingredients, Inc. 5.250%, due 04/15/27[1]	USD	25,000	26,438
Dell International LLC/EMC Corp. 7.125%, due 06/15/24[1]	USD	60,000	62,316
Discovery Communications LLC 3.625%, due 05/15/30	USD	580,000	653,609
DISH DBS Corp. 6.750%, due 06/01/21	USD	100,000	101,530
Edison International 2.950%, due 03/15/23	USD	1,060,000	1,102,750
Entergy Louisiana LLC 3.120%, due 09/01/27	USD	600,000	668,603
4.950%, due 01/15/45	USD	208,000	230,444
ESH Hospitality, Inc. 4.625%, due 10/01/27[1]	USD	35,000	35,787
Ford Motor Co. 9.000%, due 04/22/25	USD	120,000	146,250
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	USD	410,000	453,119
4.418%, due 11/15/35	USD	630,000	737,526
General Motors Co. 6.125%, due 10/01/25	USD	42,000	50,592
General Motors Financial Co., Inc. 1.250%, due 01/08/26	USD	380,000	378,899
2.750%, due 06/20/25	USD	97,000	103,088
3.950%, due 04/13/24	USD	81,000	88,198
Gilead Sciences, Inc. 1.650%, due 10/01/30	USD	480,000	475,075
2.800%, due 10/01/50	USD	405,000	392,915
Global Payments, Inc. 2.900%, due 05/15/30	USD	410,000	438,926
Goldman Sachs Group, Inc./The
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	USD	1,520,000	1,547,633
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23	USD	185,000	190,940
Goldman Sachs Group, Inc./The EMTN 1.625%, due 07/27/26[4]	EUR	225,000	293,528
4.250%, due 01/29/26[4]	GBP	308,000	490,456
Hanesbrands, Inc. 4.875%, due 05/15/26[1]	USD	50,000	54,125
HCA, Inc. 3.500%, due 09/01/30	USD	200,000	207,722
Healthcare Trust of America Holdings LP 2.000%, due 03/15/31	USD	320,000	318,325

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	USD	100,000	$103,670
Howmet Aerospace, Inc. 5.125%, due 10/01/24	USD	65,000	71,507
Hughes Satellite Systems Corp. 5.250%, due 08/01/26	USD	30,000	33,264
Hyundai Capital America 1.250%, due 09/18/23[1]	USD	615,000	621,232
1.300%, due 01/08/26[1]	USD	220,000	219,730
1.800%, due 10/15/25[1]	USD	220,000	224,890
2.375%, due 10/15/27[1]	USD	325,000	341,057
iHeartCommunications, Inc. 6.375%, due 05/01/26	USD	75,000	79,899
ITC Holdings Corp. 2.950%, due 05/14/30[1]	USD	610,000	662,124
Kaiser Aluminum Corp. 6.500%, due 05/01/25[1]	USD	315,000	336,262
Kraft Heinz Foods Co. 4.625%, due 01/30/29	USD	60,000	68,537
Kroger Co./The 3.875%, due 10/15/46	USD	290,000	330,634
Lamar Media Corp. 4.000%, due 02/15/30	USD	75,000	76,875
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[1]	USD	35,000	38,752
Lennar Corp. 4.750%, due 11/29/27	USD	35,000	41,364
Level 3 Financing, Inc. 5.375%, due 05/01/25	USD	95,000	97,584
Live Nation Entertainment, Inc. 6.500%, due 05/15/27[1]	USD	45,000	49,991
Lowe's Cos., Inc. 3.700%, due 04/15/46	USD	380,000	431,672
Lumen Technologies, Inc. 5.125%, due 12/15/26[1,3]	USD	80,000	85,070
Mattel, Inc. 5.875%, due 12/15/27[1]	USD	100,000	110,273
Mauser Packaging Solutions Holding Co. 5.500%, due 04/15/24[1]	USD	50,000	50,604
Medtronic Global Holdings SCA 1.000%, due 07/02/31	EUR	200,000	259,863
1.125%, due 03/07/27	EUR	115,000	148,718
MGM Resorts International 5.750%, due 06/15/25	USD	55,000	60,188
MidAmerican Energy Co. 4.250%, due 05/01/46	USD	170,000	213,373
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[1]	USD	30,000	31,350
Morgan Stanley GMTN 1.875%, due 04/27/27	EUR	235,000	314,538
MPLX LP 4.500%, due 04/15/38	USD	130,000	145,325
NCR Corp. 5.750%, due 09/01/27[1]	USD	100,000	104,839
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Netflix, Inc. 5.875%, due 11/15/28	USD	150,000	$188,250
New York Life Insurance Co. 3.750%, due 05/15/50[1]	USD	185,000	214,004
Nexstar Broadcasting, Inc. 5.625%, due 07/15/27[1]	USD	75,000	79,609
Norfolk Southern Corp. 3.942%, due 11/01/47	USD	135,000	159,731
NRG Energy, Inc. 5.250%, due 06/15/29[1]	USD	60,000	66,000
Occidental Petroleum Corp. 2.700%, due 08/15/22	USD	19,000	19,051
OneMain Finance Corp. 6.875%, due 03/15/25	USD	35,000	40,053
Oracle Corp. 4.000%, due 07/15/46	USD	165,000	193,751
PacifiCorp 3.300%, due 03/15/51	USD	310,000	341,601
PBF Holding Co. LLC/PBF Finance Corp. 9.250%, due 05/15/25[1]	USD	20,000	19,293
PECO Energy Co. 2.800%, due 06/15/50	USD	104,000	106,146
PetSmart, Inc. 5.875%, due 06/01/25[1]	USD	50,000	51,500
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	65,000	76,019
Post Holdings, Inc. 5.750%, due 03/01/27[1]	USD	60,000	62,925
Presidio Holdings, Inc. 4.875%, due 02/01/27[1]	USD	35,000	36,763
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, due 04/15/26[1]	USD	60,000	65,688
Raytheon Technologies Corp. 3.950%, due 08/16/25	USD	22,000	25,046
4.125%, due 11/16/28	USD	260,000	305,899
San Diego Gas & Electric Co., Series UUU, 3.320%, due 04/15/50	USD	80,000	87,627
Schlumberger Holdings Corp. 3.750%, due 05/01/24[1]	USD	190,000	207,027
3.900%, due 05/17/28[1]	USD	585,000	655,996
Scientific Games International, Inc. 5.000%, due 10/15/25[1]	USD	50,000	51,504
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[1]	USD	55,000	59,262
Southern California Edison Co., Series C, 4.125%, due 03/01/48	USD	100,000	114,195
Southern Co. Gas Capital Corp., Series 20-A, 1.750%, due 01/15/31	USD	220,000	217,247
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	62,166

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Southwestern Energy Co. 6.450%, due 01/23/25[6]	USD	25,000	$26,203
Spectrum Brands, Inc. 5.000%, due 10/01/29[1,3]	USD	70,000	74,082
Sprint Corp. 7.125%, due 06/15/24	USD	100,000	116,604
Standard Industries, Inc. 5.000%, due 02/15/27[1]	USD	65,000	67,681
State Street Corp.
(fixed, converts to FRN on 03/30/22), 2.825%, due 03/30/23	USD	325,000	334,426
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	110,000	116,982
Sysco Corp. 3.300%, due 02/15/50	USD	144,000	145,553
5.950%, due 04/01/30	USD	25,000	32,298
T-Mobile USA, Inc. 2.250%, due 11/15/31[1]	USD	365,000	364,715
3.000%, due 02/15/41[1]	USD	235,000	231,357
3.750%, due 04/15/27[1]	USD	1,070,000	1,202,477
3.875%, due 04/15/30[1]	USD	400,000	451,668
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.500%, due 07/15/27	USD	95,000	102,125
Tempur Sealy International, Inc. 5.500%, due 06/15/26	USD	45,000	46,631
Tenet Healthcare Corp. 7.500%, due 04/01/25[1]	USD	150,000	162,070
UDR, Inc. MTN 3.200%, due 01/15/30	USD	330,000	362,920
Union Electric Co. 3.500%, due 03/15/29	USD	55,000	62,666
Verizon Communications, Inc. 2.987%, due 10/30/56[1]	USD	56,000	53,664
5.012%, due 04/15/49	USD	6,000	8,047
ViacomCBS, Inc. 4.200%, due 05/19/32	USD	365,000	432,427
VICI Properties LP/VICI Note Co., Inc. 4.125%, due 08/15/30[1]	USD	50,000	52,031
4.250%, due 12/01/26[1]	USD	70,000	72,404
Vistra Operations Co. LLC 3.700%, due 01/30/27[1]	USD	350,000	386,731
5.000%, due 07/31/27[1]	USD	60,000	63,162
Walt Disney Co./The 2.650%, due 01/13/31	USD	255,000	275,270
Wells Fargo & Co.
(fixed, converts to FRN on 04/30/25), 2.188%, due 04/30/26	USD	960,000	1,004,707
Wells Fargo & Co. MTN
(fixed, converts to FRN on 06/02/27), 2.393%, due 06/02/28	USD	250,000	263,827
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31[3]	USD	555,000	581,055
WP Carey, Inc. 2.400%, due 02/01/31	USD	130,000	133,003
	Face amount		Value
Corporate bonds—(concluded)
United States—(concluded)
Xcel Energy, Inc. 3.400%, due 06/01/30	USD	220,000	$248,474
XPO Logistics, Inc. 6.750%, due 08/15/24[1]	USD	45,000	47,592
Zoetis, Inc. 2.000%, due 05/15/30	USD	970,000	984,026
3.000%, due 05/15/50	USD	95,000	99,913
			48,683,363
Total corporate bonds (cost—$90,746,091)			97,185,348
Mortgage-backed securities—5.1%
Spain—0.6%
Bankinter 10 FTA, Series 10, Class A2,
3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[2,4]	EUR	981,382	1,190,184
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2, Class A,
3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[2,4]	EUR	725,366	875,190
			2,065,374
United Kingdom—1.3%
Finsbury Square PLC, Series 2020-1A, Class A,
3 mo. SONIA + 0.800%, 0.854%, due 03/16/70[1,2]	GBP	449,976	616,998
Series 2020-2A, Class A,
3 mo. SONIA + 1.300%, 1.359%, due 06/16/70[1,2]	GBP	316,544	437,680
Gosforth Funding PLC, Series 2018-1A, Class A1,
3 mo. USD LIBOR + 0.450%, 0.657%, due 08/25/60[1,2]	USD	344,638	344,969
Lanark Master Issuer PLC, Series 2020-1A, Class 2A,
3 mo. SONIA + 0.570%, 0.624%, due 12/22/69[1,2]	GBP	584,250	803,681
Silverstone Master Issuer PLC, Series 2018-1A, Class 1A,
3 mo. USD LIBOR + 0.390%, 0.599%, due 01/21/70[1,2]	USD	728,000	728,272
Series 2019-1A, Class 1A,
3 mo. USD LIBOR + 0.570%, 0.779%, due 01/21/70[1,2]	USD	254,000	254,397
Series 2020-1A, Class 1A,
3 mo. SONIA + 0.470%, 0.521%, due 01/21/70[1,2]	GBP	900,000	1,236,410
			4,422,407
United States—3.2%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[1,7]	USD	409,899	415,094

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
BANK, Series 2019-BN16, Class C, 4.786%, due 02/15/52[7]	USD	250,000	$284,705
Series 2019-BN19, Class A3, 3.183%, due 08/15/61	USD	870,000	974,280
Series 2019-BN24, Class A3, 2.960%, due 11/15/62	USD	440,000	485,947
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class C, 4.392%, due 11/15/50[7]	USD	360,000	397,025
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.574%, due 09/10/58[7]	USD	470,000	524,442
COMM Mortgage Trust, Series 2014-UBS4, Class A5, 3.694%, due 08/10/47	USD	810,000	885,586
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.953%, due 01/15/49[7]	USD	320,000	339,174
Deephaven Residential Mortgage Trust, Series 2020-1, Class A1, 2.339%, due 01/25/60[1,7]	USD	1,231,862	1,247,721
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	USD	1,008,937	1,084,769
Series 2017-GS6, Class C, 4.322%, due 05/10/50[7]	USD	350,000	386,605
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C, 4.179%, due 10/15/50[7]	USD	280,000	306,846
Morgan Stanley Capital I Trust, Series 2020-L4, Class C, 3.536%, due 02/15/53[7]	USD	770,000	806,451
OBX Trust, Series 2020-EXP1, Class 2A1,
1 mo. USD LIBOR + 0.750%, 0.880%, due 02/25/60[1,2]	USD	376,495	379,857
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, due 02/25/50[1,7]	USD	382,272	390,701
UBS Commercial Mortgage Trust, Series 2018-C11, Class B, 4.713%, due 06/15/51[7]	USD	440,000	501,390
Verus Securitization Trust, Series 2020-1, Class A1, 2.417%, due 01/25/60[1,6]	USD	593,687	605,793
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class C, 3.910%, due 05/15/45[7]	USD	300,000	305,020
			10,321,406
Total mortgage-backed securities (cost—$16,147,604)			16,809,187
	Face amount		Value
Non-U.S. government agency obligations—31.2%
Australia—1.1%
Australia Government Bond 3.000%, due 03/21/47[4]	AUD	3,300,000	$3,001,707
Queensland Treasury Corp. 1.750%, due 08/21/31[1,4]	AUD	690,000	546,697
			3,548,404
Bahrain—0.6%
Bahrain Government International Bond 5.450%, due 09/16/32[1]	USD	830,000	842,234
5.450%, due 09/16/32[4]	USD	1,050,000	1,065,477
			1,907,711
Bermuda—0.3%
Bermuda Government International Bond 4.750%, due 02/15/29[1]	USD	910,000	1,096,095
Brazil—0.4%
Brazilian Government International Bond 2.875%, due 06/06/25	USD	1,330,000	1,373,890
Canada—4.9%
Canadian Government Bond 0.500%, due 09/01/25	CAD	13,600,000	10,668,675
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	922,997
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	263,690
Province of Ontario Canada 2.700%, due 06/02/29	CAD	1,672,000	1,453,211
Province of Quebec Canada 2.300%, due 09/01/29	CAD	1,754,000	1,487,118
5.000%, due 12/01/41	CAD	1,100,000	1,274,185
			16,069,876
China—2.6%
China Government Bond 3.160%, due 06/27/23[4]	CNY	4,500,000	707,621
3.380%, due 11/21/24[4]	CNY	8,000,000	1,275,191
3.480%, due 06/29/27[4]	CNY	13,000,000	2,111,166
4.100%, due 12/04/22[4]	CNY	2,000,000	318,771
4.290%, due 05/22/29[4]	CNY	17,000,000	2,933,275
4.500%, due 05/22/34[4]	CNY	6,000,000	1,071,413
			8,417,437
Denmark—0.5%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,771,829
Egypt—0.5%
Egypt Government International Bond 7.625%, due 05/29/32[4]	USD	1,380,000	1,528,488
Germany—6.4%
Bundesrepublik Deutschland Bundesanleihe 0.010%, due 02/15/30[4]	EUR	6,920,000	8,846,455
0.010%, due 08/15/30[4]	EUR	6,210,000	7,939,552
0.010%, due 08/15/50[4]	EUR	2,650,000	3,289,094

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations—(continued)
Germany—(concluded)
State of North Rhine-Westphalia Germany EMTN 2.150%, due 03/21/19[4]	EUR	400,000	$802,005
			20,877,106
Indonesia—0.4%
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	16,042,000,000	1,215,442
Italy—2.4%
Italy Buoni Poliennali Del Tesoro 1.800%, due 03/01/41[1,4]	EUR	1,160,000	1,535,049
2.450%, due 09/01/50[1,4]	EUR	3,500,000	5,192,135
5.000%, due 09/01/40[1,4]	EUR	550,000	1,102,898
			7,830,082
Ivory Coast—0.3%
Ivory Coast Government International Bond 4.875%, due 01/30/32[1]	EUR	690,000	859,748
Japan—5.8%
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	379,700,000	5,134,623
Japan Government Ten Year Bond 0.100%, due 03/20/30	JPY	276,150,000	2,656,966
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	37,500,000	448,851
2.300%, due 12/20/36	JPY	269,400,000	3,357,617
Japan Government Twenty Year Bond 0.300%, due 12/20/39	JPY	528,700,000	4,921,511
0.700%, due 03/20/37	JPY	253,150,000	2,557,553
			19,077,121
Morocco—0.4%
Morocco Government International Bond 2.000%, due 09/30/30[4]	EUR	450,000	560,241
2.375%, due 12/15/27[1]	USD	340,000	341,275
3.000%, due 12/15/32[1,3]	USD	267,000	268,939
			1,170,455
Romania—0.4%
Romanian Government International Bond 2.625%, due 12/02/40[1]	EUR	1,118,000	1,414,112
Slovenia—0.2%
Slovenia Government International Bond 5.250%, due 02/18/24[4]	USD	510,000	583,557
South Korea—1.7%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,678,095
Ukraine—0.2%
Ukraine Government International Bond 7.253%, due 03/15/33[4]	USD	650,000	690,573
United Arab Emirates—0.5%
Finance Department Government of Sharjah 4.000%, due 07/28/50[1]	USD	1,600,000	1,614,048
	Face amount		Value
Non-U.S. government agency obligations—(concluded)
United Kingdom—1.6%
United Kingdom Gilt 0.625%, due 10/22/50[4]	GBP	4,210,000	$5,366,937
Total non-U.S. government agency obligations (cost—$98,268,881)			102,091,006
U.S. government agency obligations—4.8%
United States—4.8%
FHLMC 3.000%, due 03/01/31	USD	2,319,721	2,456,489
FNMA 2.000%, due 11/01/35	USD	643,968	673,264
3.500%, due 09/01/32	USD	2,841,781	3,052,746
3.500%, due 08/01/47	USD	2,383,244	2,632,330
3.500%, due 05/01/58	USD	1,959,840	2,205,831
4.000%, due 04/01/59	USD	2,248,620	2,516,270
GNMA II 2.500%, due 11/20/50	USD	1,938,601	2,041,711
Total U.S. government agency obligations (cost—$15,131,590)			15,578,641
U.S. Treasury obligations—24.1%
United States—24.1%
U.S. Treasury Bonds 1.375%, due 08/15/50	USD	100,000	89,359
1.625%, due 11/15/50	USD	9,271,000	8,813,244
U.S. Treasury Notes 0.125%, due 11/30/22	USD	4,950,000	4,951,547
0.125%, due 12/31/22	USD	6,850,000	6,851,338
0.250%, due 06/30/25	USD	5,890,000	5,863,541
0.250%, due 10/31/25	USD	26,526,000	26,340,525
0.375%, due 11/30/25	USD	10,550,000	10,533,516
0.625%, due 05/15/30	USD	1,670,000	1,609,202
0.875%, due 11/15/30	USD	14,020,000	13,757,125
Total U.S. Treasury obligations (cost—$79,043,960)			78,809,397
	Number of shares
Short-term investments—3.5%
Investment companies—3.5%
State Street Institutional U.S. Government Money Market Fund, 0.001%[8] (cost—$11,571,355)		11,571,355	11,571,355
Investment of cash collateral from securities loaned—0.4%
Money market funds—0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[8] (cost—$1,360,235)		1,360,235	1,360,235
Total investments (cost—$313,169,716)—99.1%			324,305,753
Other assets in excess of liabilities—0.9%			3,051,864
Net assets—100.0%			$327,357,617

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
6	EUR	German Euro Schatz Futures	March 2021	$817,442	$817,838	$396
54	EUR	Italian Government Bond Futures	March 2021	9,915,762	9,895,283	(20,479)
11	GBP	United Kingdom Long Gilt Bond Futures	March 2021	2,041,377	2,020,657	(20,720)
10	JPY	Japan Government Bond 10 Year Futures	March 2021	14,514,349	14,494,248	(20,101)
Total				$27,288,930	$27,228,026	$(60,904)
Interest rate futures sell contracts:
73	AUD	Australian Bond 10 Year Futures	March 2021	$(8,177,370)	$(8,138,010)	$39,360
82	CAD	Canada Government Bond 10 Year Futures	March 2021	(9,488,324)	(9,465,509)	22,815
39	EUR	German Euro BOBL Futures	March 2021	(6,391,483)	(6,401,170)	(9,687)
3	EUR	German Euro Buxl 30 Year Futures	March 2021	(823,124)	(805,676)	17,448
U.S. Treasury futures sell contracts:
34	USD	U.S. Treasury Note 5 Year Futures	March 2021	$(4,277,822)	$(4,279,750)	$(1,928)
320	USD	U.S. Treasury Note 10 Year Futures	March 2021	(44,035,740)	(43,850,000)	185,740
22	USD	U.S. Ultra Long Treasury Bond Futures	March 2021	(4,769,618)	(4,503,812)	265,806
77	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2021	(12,073,121)	(11,844,766)	228,355
Total				$(90,036,602)	$(89,288,693)	$747,909
Net unrealized appreciation (depreciation)						$687,005

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	GBP	127,967	USD	173,841	02/22/21	$(1,510)
BB	SEK	20,534,523	EUR	2,030,422	02/22/21	7,213
BB	TRY	3,059,614	EUR	339,584	02/22/21	(2,317)
BNP	CAD	526,009	MXN	8,317,661	02/22/21	(6,451)
BNP	CNY	7,983,009	EUR	1,015,211	02/22/21	(613)
BNP	EUR	3,035,281	GBP	2,707,872	02/22/21	25,488
BNP	EUR	339,020	TRY	3,101,453	02/22/21	8,671
BNP	EUR	2,029,000	USD	2,468,134	02/22/21	4,774
BNP	EUR	136,557	USD	165,482	02/22/21	(308)
BNP	GBP	2,691,741	EUR	3,047,711	02/22/21	11,706
BNP	NZD	1,706,526	EUR	1,012,216	02/22/21	2,596
BNP	USD	17,475,884	CNY	113,124,485	02/22/21	(1,239)
BNP	USD	249,472	HUF	74,094,158	02/22/21	2,320
BOA	NZD	522,859	USD	375,767	02/22/21	39
CITI	AUD	3,200,971	CAD	3,143,577	02/22/21	11,864
CITI	CAD	3,155,821	AUD	3,204,270	02/22/21	(18,918)
CITI	EUR	2,031,807	CAD	3,135,221	02/22/21	(14,823)
CITI	EUR	2,034,118	NZD	3,448,074	02/22/21	8,216

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	JPY	386,368,538	CAD	4,734,038	02/22/21	$13,014
CITI	SEK	10,252,471	EUR	1,012,000	02/22/21	1,478
CITI	USD	5,597,611	EUR	4,600,563	02/22/21	(12,178)
CITI	USD	612,879	ILS	1,907,348	02/22/21	(31,823)
CITI	USD	29,841,335	JPY	3,104,880,526	02/22/21	(193,821)
CITI	USD	3,714,570	NZD	5,154,328	02/22/21	(10,663)
GSI	AUD	4,281,000	USD	3,272,037	02/22/21	(85)
GSI	CAD	526,000	MXN	8,305,703	02/22/21	(7,027)
GSI	EUR	7,590,905	USD	9,258,654	02/22/21	42,717
GSI	NZD	5,122,251	CAD	4,707,733	02/22/21	895
GSI	NZD	1,708,536	EUR	1,013,000	02/22/21	2,103
GSI	SEK	15,362,212	USD	1,851,000	02/22/21	12,224
GSI	USD	3,697,180	CAD	4,673,346	02/22/21	(42,321)
GSI	USD	2,466,002	EUR	2,032,394	02/22/21	1,480
GSI	USD	3,724,798	GBP	2,714,533	02/22/21	(5,120)
GSI	USD	3,745,496	MXN	74,646,873	02/22/21	(111,526)
GSI	USD	1,110,183	THB	33,333,251	02/22/21	3,444
GSI	ZAR	6,369,590	USD	410,814	02/22/21	(9,098)
HSBC	AUD	2,131,544	JPY	169,807,985	02/22/21	(7,773)
HSBC	AUD	4,281,233	USD	3,271,332	02/22/21	(969)
HSBC	DKK	6,693,986	USD	1,091,291	02/22/21	(1,356)
HSBC	EUR	5,665,029	USD	6,950,931	02/22/21	73,154
HSBC	MXN	39,590,976	USD	1,971,908	02/22/21	44,534
HSBC	USD	1,648,405	CHF	1,467,754	02/22/21	302
HSBC	USD	219,113	RON	879,956	02/22/21	(171)
HSBC	USD	890,735	TRY	6,680,799	02/22/21	14,556
RBC	CAD	4,933,867	USD	3,887,530	02/22/21	28,927
RBC	USD	214,235	EUR	175,766	02/22/21	(842)
RBC	USD	1,334,494	GBP	978,949	02/22/21	6,944
SCB	AUD	6,388,125	JPY	509,964,316	02/22/21	(13,186)
SCB	CAD	13,605,115	USD	10,710,501	02/22/21	70,422
SCB	USD	4,976,070	AUD	6,423,681	02/22/21	(66,220)
SCB	USD	439,777	CZK	9,504,792	02/22/21	3,433
SCB	USD	26,790,275	EUR	22,100,344	02/22/21	41,224
SCB	USD	839,525	GBP	613,026	02/22/21	494
SCB	USD	374,605	NOK	3,187,922	02/22/21	(2,419)
SSC	USD	1,507,526	PLN	5,634,789	02/22/21	5,505
SSC	USD	1,451,150	SEK	12,104,517	02/22/21	(2,303)
SSC	USD	2,285,500	SGD	3,029,640	02/22/21	(4,882)
Net unrealized appreciation (depreciation)						$(120,225)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed security	$—	$900,584	$—	$900,584
Corporate bonds	—	97,185,348	—	97,185,348
Mortgage-backed securities	—	16,809,187	—	16,809,187
Non-U.S. government agency obligations	—	102,091,006	—	102,091,006
U.S. government agency obligations	—	15,578,641	—	15,578,641
U.S. Treasury obligations	—	78,809,397	—	78,809,397
Short-term investments	—	11,571,355	—	11,571,355
Investment of cash collateral from securities loaned	—	1,360,235	—	1,360,235
Futures contracts	759,920	—	—	759,920
Forward foreign currency contracts	—	449,737	—	449,737
Total	$759,920	$324,755,490	$—	$325,515,410
Liabilities
Futures contracts	$(72,915)	$—	$—	$(72,915)
Forward foreign currency contracts	—	(569,962)	—	(569,962)
Total	$(72,915)	$(569,962)	$—	$(642,877)

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $44,829,023, represented 13.7% of the Portfolio's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security, or portion thereof, was on loan at the period end.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Perpetual investment. Date shown reflects the next call date.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 9.65% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofAML Global High Yield Index (hedged in USD) (the "benchmark") returned 7.12%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 124. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Positive security selection and overweights in the energy—exploration & production, gaming, and support-services sectors contributed the most to performance. Additionally, an overweight to the gas distribution sector was additive for results. The Portfolio's relative performance was hurt the most by underweights and security selection in the automakers and transportation infrastructure/services sectors.

From a ratings perspective, an underweight and positive security selection in BB-rated issuers was the biggest contributor to relative performance. Certain distressed credits in the Portfolio were the biggest detractors.

Looking ahead, we expect consumer spending to continue to be strong as stimulus enters the system and savings rates decline over time. We are closely watching the development of COVID-19 and the scaling of vaccine distribution. The speed with which vaccines can be administered will drive the speed of the reopening. We believe much of the developed world will be vaccinated by sometime in the third quarter of 2021, and the associated decline in the infection rate will lead to a significant growth pick-up in the second half of the year. Monetary policy and inflation expectations will be key drivers of the market in 2021. While we do not expect central banks to tighten policy for some time, the massive amount of stimulus already enacted and the potential for more, particularly in the US, may ultimately push inflation higher. With this backdrop, we anticipate default rates will continue to fall as the outlook for earnings improves while credit stress should ease.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. The use of currency forwards did not have a meaningful impact on performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a submanager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

PACE High Yield Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.51%	7.31%	8.24%	5.63%
Class Y2	9.60	7.53	8.47	5.88
Class P3	9.65	7.46	8.40	5.83
After deducting maximum sales charge
Class A1	5.42	3.28	7.42	5.23
ICE BofAML Global High Yield Index (Hedged in USD)[4]	7.12	6.41	8.86	6.88
Lipper High Yield Funds median	6.69	4.64	7.31	5.34

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.29%	7.18%	7.85%	5.79%
Class Y2	13.28	7.40	8.07	6.04
Class P3	13.32	7.23	8.01	5.98
After deducting maximum sales charge
Class A1	9.04	3.16	7.02	5.39

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.24% and 1.06%; Class Y—0.93% and 0.88%; and Class P—1.10% and 0.91% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofAML Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Characteristics
Weighted average duration	3.33 yrs.
Weighted average maturity	6.30 yrs.
Average coupon	6.22%
Top ten holdings	Percentage of net assets
Teva Pharmaceutical Finance Netherlands III BV, 6.000% due 04/15/24	0.5%
Telecom Italia Finance SA EMTN, 7.750% due 01/24/33	0.5
SoftBank Group Corp., 3.125% due 09/19/25	0.4
Petroleos Mexicanos, 7.690% due 01/23/50	0.4
Petroleos Mexicanos, 6.840% due 01/23/30	0.4
Bausch Health Cos., Inc., 9.000% due 12/15/25	0.4
Petrobras Global Finance BV, 6.750% due 06/03/50	0.4
Petroleos Mexicanos, 6.500% due 06/02/41	0.4
Grupo Cementos de Chihuahua SAB de CV, 5.250% due 06/23/24	0.4
First Quantum Minerals Ltd., 6.500% due 03/01/24	0.3
Total	4.1%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	54.0%
Mexico	4.8
United Kingdom	4.4
China	3.9
Canada	3.1
Total	70.2%
Credit rating[2]	Percentage of net assets
BBB and higher	4.3%
BB	38.1
B	29.5
CCC & below	14.7
Not rated	10.8
Cash equivalents and other assets less liabilities	2.6
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—95.7%
Advertising—0.4%
Clear Channel International BV 6.625%, due 08/01/25[2]		200,000	$210,500
Lamar Media Corp. 3.750%, due 02/15/28		25,000	25,368
4.000%, due 02/15/30		100,000	102,500
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250%, due 01/15/29[2]		75,000	74,437
5.000%, due 08/15/27[2]		225,000	231,930
Summer BC Holdco A SARL 9.250%, due 10/31/27[3]	EUR	337,895	435,680
Summer BC Holdco B SARL 5.750%, due 10/31/26[3]	EUR	100,000	126,513
			1,206,928
Aerospace & defense—2.0%
Bombardier, Inc. 6.000%, due 10/15/22[2]		425,000	421,812
6.125%, due 01/15/23[2]		250,000	251,050
7.500%, due 12/01/24[2]		325,000	312,812
7.500%, due 03/15/25[2]		50,000	46,813
Egmv13793 2.000%, due 04/19/26	EUR	110,000	56,733
Howmet Aerospace, Inc. 5.125%, due 10/01/24		75,000	82,508
5.950%, due 02/01/37		550,000	673,062
6.875%, due 05/01/25		25,000	29,125
Rolls-Royce PLC 4.625%, due 02/16/26[2]	EUR	100,000	128,940
4.625%, due 02/16/26[3]	EUR	475,000	612,463
5.750%, due 10/15/27[3]	GBP	200,000	296,638
Spirit AeroSystems, Inc. 4.600%, due 06/15/28		100,000	95,844
5.500%, due 01/15/25[2]		75,000	78,656
7.500%, due 04/15/25[2]		150,000	160,907
TransDigm UK Holdings PLC 6.875%, due 05/15/26		200,000	210,694
TransDigm, Inc. 4.625%, due 01/15/29[2]		125,000	124,141
5.500%, due 11/15/27		575,000	590,065
6.250%, due 03/15/26[2]		175,000	185,098
6.375%, due 06/15/26		125,000	129,063
6.500%, due 05/15/25		530,000	543,250
7.500%, due 03/15/27		300,000	321,000
Triumph Group, Inc. 6.250%, due 09/15/24[2]		50,000	49,281
7.750%, due 08/15/25		125,000	117,188
8.875%, due 06/01/24[2]		75,000	82,547
			5,599,690
Agriculture—1.0%
Camposol SA 6.000%, due 02/03/27[2]		300,000	314,925
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		275,000	282,906
	Face amount[1]		Value
Corporate bonds—(continued)
Agriculture—(concluded)
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	$79,313
JBS Investments II GmbH 5.750%, due 01/15/28[2]		300,000	318,024
7.000%, due 01/15/26[2]		600,000	641,700
Tereos Finance Groupe I SA 4.125%, due 06/16/23[3]	EUR	200,000	237,688
7.500%, due 10/30/25[2]	EUR	150,000	191,134
7.500%, due 10/30/25[3]	EUR	100,000	127,423
Vector Group Ltd. 5.750%, due 02/01/29[2]		300,000	309,699
10.500%, due 11/01/26[2]		225,000	240,813
			2,743,625
Airlines—1.0%
Air Canada 7.750%, due 04/15/21[2]		225,000	226,406
Air France-KLM 3.750%, due 10/12/22[3]	EUR	200,000	237,996
American Airlines Group, Inc. 5.000%, due 06/01/22[2]		100,000	94,000
American Airlines, Inc. 11.750%, due 07/15/25[2]		350,000	404,495
Delta Air Lines, Inc. 3.400%, due 04/19/21		75,000	75,319
3.625%, due 03/15/22		125,000	127,139
3.800%, due 04/19/23[4]		75,000	76,882
7.000%, due 05/01/25[2]		75,000	86,969
7.375%, due 01/15/26		75,000	86,162
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.500%, due 10/20/25[2]		100,000	106,864
4.750%, due 10/20/28[2]		25,000	27,703
Gol Finance SA 7.000%, due 01/31/25[3]		530,000	464,307
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[2]		25,000	27,344
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000%, due 09/20/25[2]		125,000	141,813
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[2]	EUR	200,000	162,256
5.625%, due 12/02/24[3]	EUR	200,000	162,256
United Airlines Holdings, Inc. 4.250%, due 10/01/22[4]		75,000	75,000
5.000%, due 02/01/24[4]		25,000	24,664
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.875%, due 10/15/27		48,791	54,496
			2,662,071
Apparel—0.3%
CBR Fashion Finance BV 5.125%, due 10/01/22[3]	EUR	200,000	233,243
IM Group SAS 6.625%, due 03/01/25[2]	EUR	150,000	177,019

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Apparel—(concluded)
Takko Luxembourg 2 SCA MTN 5.375%, due 11/15/23[3]	EUR	350,000	$371,734
			781,996
Auto manufacturers—2.5%
BCD Acquisition, Inc. 9.625%, due 09/15/23[2]		75,000	76,844
Ford Motor Co. 8.500%, due 04/21/23		600,000	672,300
9.000%, due 04/22/25		300,000	365,625
Ford Motor Credit Co. LLC 1.514%, due 02/17/23	EUR	200,000	242,224
2.330%, due 11/25/25	EUR	175,000	213,811
3.375%, due 11/13/25		200,000	203,290
3.815%, due 11/02/27		200,000	205,685
4.063%, due 11/01/24		200,000	208,228
4.134%, due 08/04/25		200,000	210,023
5.113%, due 05/03/29		600,000	660,383
5.125%, due 06/16/25		200,000	217,200
5.875%, due 08/02/21		600,000	611,250
Ford Motor Credit Co. LLC EMTN 3 mo. Euribor + 0.370%, 0.000%, due 12/01/21[5]	EUR	150,000	180,440
0.217%, due 11/15/23[5]	EUR	100,000	116,096
1.744%, due 07/19/24	EUR	450,000	541,464
3.021%, due 03/06/24	EUR	150,000	187,927
4.535%, due 03/06/25	GBP	150,000	217,806
Jaguar Land Rover Automotive PLC 5.875%, due 01/15/28[2]		200,000	203,665
7.750%, due 10/15/25[2]		200,000	217,000
Mclaren Finance PLC 5.750%, due 08/01/22[2]		200,000	192,500
Navistar International Corp. 6.625%, due 11/01/25[2]		175,000	182,420
9.500%, due 05/01/25[2]		275,000	306,118
Renault SA 2.375%, due 05/25/26[3]	EUR	100,000	123,002
Tesla, Inc. 5.300%, due 08/15/25[2]		425,000	441,873
TML Holdings Pte Ltd. 5.500%, due 06/03/24[3]		200,000	203,300
			7,000,474
Auto parts & equipment—2.0%
Adient U.S. LLC 9.000%, due 04/15/25[2]		125,000	139,844
Adler Pelzer Holding GmbH 4.125%, due 04/01/24[3]	EUR	225,000	253,935
Clarios Global LP 6.750%, due 05/15/25[2]		100,000	106,531
Clarios Global LP/Clarios U.S. Finance Co. 8.500%, due 05/15/27[2]		425,000	450,075
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		275,000	250,332
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		125,000	132,812
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Faurecia SE 3.125%, due 06/15/26[3]	EUR	250,000	$311,672
Goodyear Tire & Rubber Co./The 5.000%, due 05/31/26		75,000	76,696
Goodyear Tire & Rubber Co./The 9.500%, due 05/31/25		550,000	616,000
IHO Verwaltungs GmbH 3.625% Cash or 4.375% PIK, 3.625%, due 05/15/25[3,6]	EUR	100,000	123,943
3.875% Cash or 4.625% PIK, 3.875%, due 05/15/27[3,6]	EUR	125,000	157,026
Metalsa SA de CV 4.900%, due 04/24/23[3]		575,000	601,234
Real Hero Merger Sub 2, Inc. 6.250%, due 02/01/29[2]		25,000	25,648
Schaeffler AG EMTN 3.375%, due 10/12/28[3]	EUR	300,000	400,464
Superior Industries International, Inc. 6.000%, due 06/15/25[2]	EUR	300,000	353,257
Tenneco, Inc. 5.000%, due 07/15/24[3]	EUR	325,000	402,292
5.000%, due 07/15/26[4]		250,000	230,625
7.875%, due 01/15/29[2]		250,000	281,251
Titan International, Inc. 6.500%, due 11/30/23		150,000	141,375
ZF Finance GmbH 3.000%, due 09/21/25[3]	EUR	400,000	497,873
			5,552,885
Banks—2.3%
Akbank T.A.S. 5.000%, due 10/24/22[3]		550,000	557,047
Akbank T.A.S. MTN 5.125%, due 03/31/25[3]		400,000	407,250
Banco de Bogota SA 5.375%, due 02/19/23[2]		250,000	265,625
Banco do Brasil SA 5.875%, due 01/26/22[2]		450,000	470,649
Bank of America Corp., Series DD, (fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[5,7]		175,000	204,312
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[5,7]		75,000	79,125
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[5,7]		125,000	138,348
Barclays PLC (fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[5,7]		400,000	448,500
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[3,5,7]	EUR	400,000	532,521

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Citigroup, Inc. (fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[5,7]		75,000	$78,208
Series Q, (fixed, converts to FRN on 05/15/21), 4.316%, due 05/15/21[5,7]		75,000	74,835
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[5,7]		225,000	230,062
Credit Suisse Group AG (fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[2,5,7]		400,000	437,496
Goldman Sachs Group, Inc./The, Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[4,5,7]		75,000	79,359
Intesa Sanpaolo SpA EMTN 3.928%, due 09/15/26[3]	EUR	500,000	678,572
JPMorgan Chase & Co., Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[5,7]		150,000	154,350
Natwest Group PLC (fixed, converts to FRN on 08/01/25), 8.000%, due 08/10/25[5,7]		200,000	234,800
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[5,7]		200,000	207,000
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	76,500
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	267,266
Ukreximbank Via Biz Finance PLC 9.750%, due 01/22/25[3]		206,000	224,476
UniCredit SpA EMTN (fixed, converts to FRN on 01/03/22), 4.375%, due 01/03/27[3,5]	EUR	300,000	375,111
Yapi ve Kredi Bankasi AS 8.250%, due 10/15/24[2]		200,000	220,000
			6,441,412
Beverages—0.5%
Ajecorp BV 6.500%, due 05/14/22[3]		531,000	530,342
Central American Bottling Corp. 5.750%, due 01/31/27[2]		400,000	422,750
5.750%, due 01/31/27[3]		200,000	211,375
Coca-Cola Icecek AS 4.215%, due 09/19/24[3]		200,000	209,800
			1,374,267
Building materials—2.1%
Builders FirstSource, Inc. 5.000%, due 03/01/30[2]		100,000	106,875
6.750%, due 06/01/27[2]		225,000	242,156
	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—(concluded)
Cemex SAB de CV 3.125%, due 03/19/26[2]	EUR	400,000	$498,010
3.125%, due 03/19/26[3]	EUR	125,000	155,656
3.875%, due 07/11/31[2]		500,000	500,625
5.200%, due 09/17/30[2]		200,000	217,500
5.450%, due 11/19/29[2]		200,000	218,700
Griffon Corp. 5.750%, due 03/01/28		250,000	264,375
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[3]		1,000,000	1,033,437
James Hardie International Finance DAC 3.625%, due 10/01/26[2]	EUR	150,000	186,643
JELD-WEN, Inc. 4.625%, due 12/15/25[2]		125,000	127,500
6.250%, due 05/15/25[2]		100,000	107,250
Masonite International Corp. 5.750%, due 09/15/26[2]		75,000	78,281
NWH Escrow Corp. 7.500%, due 08/01/21[2,8]		250,000	75,000
Patrick Industries, Inc. 7.500%, due 10/15/27[2]		225,000	245,813
PGT Innovations, Inc. 6.750%, due 08/01/26[2]		200,000	212,250
SRM Escrow Issuer LLC 6.000%, due 11/01/28[2]		250,000	262,700
Standard Industries, Inc. 2.250%, due 11/21/26[2]	EUR	275,000	338,940
5.000%, due 02/15/27[2]		50,000	52,063
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[2]		125,000	131,563
6.500%, due 03/15/27[2]		50,000	53,000
Tecnoglass, Inc. 8.200%, due 01/31/22[3]		600,000	624,600
U.S. Concrete, Inc. 5.125%, due 03/01/29[2]		100,000	102,126
6.375%, due 06/01/24		100,000	102,625
			5,937,688
Chemicals—2.1%
Atotech Alpha 2 BV 8.750% Cash or 9.500% PIK, 8.750%, due 06/01/23[2,6]		200,000	202,000
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[3]	EUR	300,000	368,550
Blue Cube Spinco LLC 10.000%, due 10/15/25		25,000	26,563
Braskem Netherlands Finance BV (fixed, converts to FRN on 10/24/25), 8.500%, due 01/23/81[3,5]		300,000	332,340
(fixed, converts to FRN on 10/24/25), 8.500%, due 01/23/81[2,5]		250,000	276,950
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		125,000	112,812
INEOS Finance PLC 2.875%, due 05/01/26[3]	EUR	400,000	491,488

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
3.375%, due 03/31/26[2]	EUR	100,000	$125,008
INEOS Quattro Finance 1 PLC 3.750%, due 07/15/26[2]	EUR	100,000	122,974
Ingevity Corp. 3.875%, due 11/01/28[2]		75,000	75,196
Innophos Holdings, Inc. 9.375%, due 02/15/28[2]		150,000	164,250
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.250%, due 12/15/25[2]		50,000	50,250
5.250%, due 05/15/26[2]	EUR	250,000	311,048
Methanex Corp. 5.125%, due 10/15/27		75,000	78,375
Minerals Technologies, Inc. 5.000%, due 07/01/28[2]		100,000	105,000
Monitchem HoldCo 2 SA 9.500%, due 09/15/26[2]	EUR	150,000	195,670
9.500%, due 09/15/26[3]	EUR	100,000	130,446
Monitchem HoldCo 3 SA 5.250%, due 03/15/25[3]	EUR	100,000	124,996
NOVA Chemicals Corp. 5.000%, due 05/01/25[2]		50,000	51,687
5.250%, due 06/01/27[2]		150,000	154,917
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.750%, due 04/30/26[2]		50,000	51,504
OCI NV 4.625%, due 10/15/25[2]		200,000	206,965
5.250%, due 11/01/24[2]		200,000	206,658
Olin Corp. 5.000%, due 02/01/30		75,000	78,574
5.625%, due 08/01/29		75,000	80,250
9.500%, due 06/01/25[2]		150,000	186,637
Sasol Financing USA LLC 5.875%, due 03/27/24		300,000	315,750
SPCM SA 4.875%, due 09/15/25[2]		200,000	206,000
TPC Group, Inc. 10.500%, due 08/01/24[2]		225,000	213,374
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375%, due 09/01/25[2]		250,000	256,250
Tronox Finance PLC 5.750%, due 10/01/25[2]		225,000	230,625
Tronox, Inc. 6.500%, due 04/15/26[2]		75,000	77,344
WR Grace & Co-Conn 4.875%, due 06/15/27[2]		150,000	157,304
			5,767,755
Coal—0.1%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24[9,10,11]		550,000	5,500
	Face amount[1]		Value
Corporate bonds—(continued)
Coal—(concluded)
Indika Energy Capital IV Pte Ltd. 8.250%, due 10/22/25[2]		300,000	$321,900
Murray Energy Corp. 12.000%, due 04/15/24[2,8,9,11]		1,268,693	0
			327,400
Commercial banks—1.3%
Banca Monte dei Paschi di Siena SpA 1.875%, due 01/09/26[3]	EUR	200,000	244,889
(fixed, converts to FRN on 01/18/23), 5.375%, due 01/18/28[3,5]	EUR	350,000	367,827
Banco de Bogota SA 6.250%, due 05/12/26[3]		500,000	566,250
Banco Industrial SA (fixed, converts to FRN on 01/29/26), 4.875%, due 01/29/31[2,5]		150,000	153,375
Bangkok Bank PCL (fixed, converts to FRN on 09/25/29), 3.733%, due 09/25/34[3,5]		200,000	209,935
Barclays PLC (fixed, converts to FRN on 06/15/25), 7.125%, due 06/15/25[5,7]	GBP	200,000	305,201
Citigroup, Inc., Series T, (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[5,7]		150,000	171,892
Itau Unibanco Holding SA 2.900%, due 01/24/23[3]		400,000	408,824
JPMorgan Chase & Co., Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[5,7]		300,000	337,315
Series U, (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[5,7]		150,000	162,103
UniCredit SpA (fixed, converts to FRN on 01/15/27), 2.731%, due 01/15/32[3,5]	EUR	325,000	395,411
UniCredit SpA EMTN (fixed, converts to FRN on 09/23/24), 2.000%, due 09/23/29[3,5]	EUR	200,000	239,640
			3,562,662
Commercial services—2.6%
AA Bond Co. Ltd. 6.500%, due 01/31/26[2]	GBP	100,000	139,276
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		425,000	314,500
Algeco Global Finance PLC 6.500%, due 02/15/23[3]	EUR	300,000	369,447
8.000%, due 02/15/23[2]		200,000	204,100
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, due 07/15/26[2]		350,000	374,920
9.750%, due 07/15/27[2]		425,000	462,510

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(continued)
AMN Healthcare, Inc. 4.000%, due 04/15/29[2]		150,000	$153,187
Arena Luxembourg Finance SARL 1.875%, due 02/01/28[2]	EUR	100,000	110,793
ASGN, Inc. 4.625%, due 05/15/28[2]		150,000	155,088
Atlantia SpA EMTN 1.875%, due 07/13/27[3]	EUR	200,000	239,979
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.250%, due 03/15/25[2]		25,000	25,000
5.750%, due 07/15/27[2,4]		125,000	126,302
6.375%, due 04/01/24[2]		75,000	75,938
Avis Budget Finance PLC 4.750%, due 01/30/26[3]	EUR	350,000	414,217
Brink's Co/The 5.500%, due 07/15/25[2]		75,000	79,688
EC Finance PLC 2.375%, due 11/15/22[3]	EUR	200,000	229,919
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	183,531
Hertz Corp./The 5.500%, due 10/15/24[2,8]		125,000	77,500
6.000%, due 01/15/28[2,8]		225,000	141,750
7.125%, due 08/01/26[2,8]		225,000	139,500
House of Finance NV/The 4.375%, due 07/15/26[3]	EUR	200,000	242,712
Hurricane Finance PLC 8.000%, due 10/15/25[2]	GBP	100,000	147,086
La Financiere Atalian SASU 4.000%, due 05/15/24[3]	EUR	375,000	427,776
5.125%, due 05/15/25[3]	EUR	225,000	258,016
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.000%, due 02/01/26[2]		50,000	50,813
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2,4]		300,000	288,000
Nassa Topco AS 2.875%, due 04/06/24[3]	EUR	425,000	540,861
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[2]		9,000	9,000
5.625%, due 10/01/28[2]		125,000	133,584
5.875%, due 10/01/30[2]		50,000	55,546
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[2]		50,000	49,352
5.250%, due 04/15/24[2]		75,000	79,781
6.250%, due 01/15/28[2]		75,000	79,875
Q-Park Holding I BV 2.000%, due 03/01/27[2]	EUR	100,000	113,467
Sabre GLBL, Inc. 7.375%, due 09/01/25[2]		75,000	80,813
9.250%, due 04/15/25[2]		150,000	177,967
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 4.625%, due 11/01/26[2]		75,000	$78,188
TMS International Holding Corp. 7.250%, due 08/15/25[2]		125,000	126,875
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		125,000	134,837
			7,091,694
Computers—1.4%
Banff Merger Sub, Inc. 9.750%, due 09/01/26[2]		425,000	449,701
Crowdstrike Holdings, Inc. 3.000%, due 02/15/29		25,000	25,297
Dell International LLC/EMC Corp. 7.125%, due 06/15/24[2]		300,000	311,580
Diebold Nixdorf Dutch Holding BV 9.000%, due 07/15/25[3]	EUR	100,000	132,857
9.000%, due 07/15/25[2]	EUR	100,000	132,857
Diebold Nixdorf, Inc. 8.500%, due 04/15/24[4]		175,000	178,500
9.375%, due 07/15/25[2]		100,000	110,625
Everi Payments, Inc. 7.500%, due 12/15/25[2]		116,000	119,770
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[2]		325,000	105,625
Hurricane Finance PLC 8.000%, due 10/15/25[3]	GBP	100,000	147,086
NCR Corp. 5.000%, due 10/01/28[2]		125,000	128,438
5.250%, due 10/01/30[2]		75,000	78,375
5.750%, due 09/01/27[2]		225,000	235,889
6.125%, due 09/01/29[2]		300,000	323,394
8.125%, due 04/15/25[2]		50,000	54,750
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]		150,000	157,555
8.250%, due 02/01/28[2,4]		250,000	277,812
Science Applications International Corp. 4.875%, due 04/01/28[2]		200,000	210,500
Seagate HDD Cayman 3.125%, due 07/15/29[2]		100,000	96,880
3.375%, due 07/15/31[2]		100,000	97,500
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[2]		325,000	334,295
Vericast Corp. 8.375%, due 08/15/22[2,4]		125,000	126,235
			3,835,521
Construction materials—0.2%
Cemex SAB de CV 5.450%, due 11/19/29[3]		200,000	218,700
CP Atlas Buyer, Inc. 7.000%, due 12/01/28[2]		100,000	103,875

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Construction materials—(concluded)
James Hardie International Finance DAC 3.625%, due 10/01/26[3]	EUR	125,000	$155,536
			478,111
Cosmetics & personal Care—0.1%
Edgewell Personal Care Co. 5.500%, due 06/01/28[2]		125,000	133,716
Distribution & wholesale—0.4%
Avient Corp. 5.750%, due 05/15/25[2]		150,000	159,187
H&E Equipment Services, Inc. 3.875%, due 12/15/28[2]		50,000	49,758
IAA, Inc. 5.500%, due 06/15/27[2]		125,000	131,263
KAR Auction Services, Inc. 5.125%, due 06/01/25[2]		125,000	128,281
Performance Food Group, Inc. 5.500%, due 06/01/24[2]		275,000	276,732
5.500%, due 10/15/27[2]		100,000	105,250
Resideo Funding, Inc. 6.125%, due 11/01/26[2]		75,000	79,688
Univar Solutions USA, Inc. 5.125%, due 12/01/27[2]		225,000	236,250
			1,166,409
Diversified financial services—2.7%
AG Issuer LLC 6.250%, due 03/01/28[2]		150,000	156,733
Ally Financial, Inc. 8.000%, due 11/01/31		105,000	151,023
8.000%, due 11/01/31		50,000	72,598
Amigo Luxembourg SA 7.625%, due 01/15/24[3]	GBP	225,000	194,219
Credit Acceptance Corp. 5.125%, due 12/31/24[2]		25,000	25,688
Credito Real SAB de CV 5.000%, due 02/01/27[2]	EUR	100,000	115,477
5.000%, due 02/01/27[3]	EUR	175,000	201,759
8.000%, due 01/21/28[2]		200,000	206,226
9.500%, due 02/07/26[3]		300,000	326,928
doValue S.p.A 5.000%, due 08/04/25[2]	EUR	325,000	412,909
Fairstone Financial, Inc. 7.875%, due 07/15/24[2]		200,000	211,000
Garfunkelux Holdco 3 SA 3 mo. Euribor + 6.250%, 6.250%, due 05/01/26[2,5]	EUR	100,000	121,804
6.750%, due 11/01/25[2]	EUR	325,000	403,499
6.750%, due 11/01/25[3]	EUR	100,000	124,153
7.750%, due 11/01/25[2]	GBP	100,000	139,972
Genworth Mortgage Holdings, Inc. 6.500%, due 08/15/25[2]		125,000	133,281
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,6]		388,593	347,791
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
International Personal Finance PLC 9.750%, due 11/12/25	EUR	300,000	$358,728
Intrum AB 4.875%, due 08/15/25[2]	EUR	200,000	250,598
Jerrold Finco PLC 5.250%, due 01/15/27[2]	GBP	150,000	203,621
Louvre Bidco SAS 6.500%, due 09/30/24[2]	EUR	100,000	124,632
Motion Finco Sarl 7.000%, due 05/15/25[3]	EUR	125,000	156,986
Mulhacen Pte Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 08/01/23[3,6]	EUR	492,219	363,120
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[2]		125,000	129,687
5.500%, due 08/15/28[2]		150,000	154,875
6.000%, due 01/15/27[2]		75,000	79,312
Navient Corp. 5.000%, due 03/15/27		25,000	25,344
6.500%, due 06/15/22		100,000	104,375
6.750%, due 06/25/25		325,000	356,078
6.750%, due 06/15/26		200,000	220,688
Navient Corp. MTN 6.125%, due 03/25/24		350,000	372,750
Newday Bondco PLC 7.375%, due 02/01/24[3]	GBP	100,000	134,960
7.375%, due 02/01/24[2]	GBP	100,000	134,960
OneMain Finance Corp. 5.375%, due 11/15/29		25,000	27,500
6.625%, due 01/15/28		200,000	233,500
6.875%, due 03/15/25		100,000	114,437
7.125%, due 03/15/26		400,000	468,000
8.875%, due 06/01/25		50,000	55,905
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		125,000	126,250
			7,541,366
Electric—2.6%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It 7.950%, due 05/11/26[3]		500,000	522,969
AES El Salvador Trust II 6.750%, due 03/28/23[3]		450,000	429,469
Bruce Mansfield Unit 1 8.875%, due 08/01/23[10]		400,000	10,000
Calpine Corp. 4.500%, due 02/15/28[2]		275,000	282,480
4.625%, due 02/01/29[2]		125,000	126,250
5.000%, due 02/01/31[2]		75,000	77,063
5.125%, due 03/15/28[2]		300,000	310,500
Capex SA 6.875%, due 05/15/24[2]		225,000	194,695
6.875%, due 05/15/24[3]		200,000	172,002
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	204,200

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Clearway Energy Operating LLC 4.750%, due 03/15/28[2]		50,000	$53,818
5.000%, due 09/15/26		175,000	181,562
5.750%, due 10/15/25		175,000	183,373
ContourGlobal Power Holdings SA 2.750%, due 01/01/26[2]	EUR	250,000	303,630
3.125%, due 01/01/28[2]	EUR	100,000	122,687
4.125%, due 08/01/25[3]	EUR	150,000	186,136
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	207,750
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[3]		400,000	442,000
6.750%, due 08/06/23[3]		410,000	427,425
FirstEnergy Corp., Series C, 5.350%, due 07/15/47		225,000	272,088
GenOn Energy, Inc. 3.000%, due 06/15/17[9,10,11]		75,000	0
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		375,000	380,598
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[2]		275,000	294,463
NRG Energy, Inc. 3.375%, due 02/15/29[2]		25,000	25,573
6.625%, due 01/15/27		150,000	157,594
PG&E Corp. 5.000%, due 07/01/28		75,000	80,465
Pike Corp. 5.500%, due 09/01/28[2]		75,000	77,438
SMC Global Power Holdings Corp. (fixed, converts to FRN on 05/05/25), 5.950%, due 05/05/25[3,5,7]		300,000	299,237
(fixed, converts to FRN on 04/25/24), 6.500%, due 04/25/24[3,5,7]		200,000	201,925
Star Energy Geothermal Wayang Windu Ltd. 6.750%, due 04/24/33[3]		226,750	257,928
Talen Energy Supply LLC 6.625%, due 01/15/28[2]		75,000	78,000
7.250%, due 05/15/27[2]		25,000	26,438
10.500%, due 01/15/26[2]		250,000	230,000
Vistra Operations Co. LLC 5.500%, due 09/01/26[2]		300,000	311,910
			7,131,666
Electrical components & equipment—0.3%
Energizer Gamma Acquisition BV 4.625%, due 07/15/26[3]	EUR	150,000	187,753
4.625%, due 07/15/26[2]	EUR	225,000	281,629
Senvion Holding GmbH 3.875%, due 10/25/22[3,8]	EUR	400,000	7,767
WESCO Distribution, Inc. 7.125%, due 06/15/25[2]		125,000	136,012
7.250%, due 06/15/28[2]		150,000	168,505
			781,666
	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—0.1%
Brightstar Escrow Corp. 9.750%, due 10/15/25[2]		100,000	$107,119
Sensata Technologies, Inc. 3.750%, due 02/15/31[2]		75,000	76,972
TTM Technologies, Inc. 5.625%, due 10/01/25[2]		175,000	178,500
			362,591
Energy-Alternate Sources—0.5%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[2]		300,000	319,335
Greenko Solar Mauritius Ltd. 5.550%, due 01/29/25[3]		300,000	308,700
ReNew Power Pvt Ltd. 5.875%, due 03/05/27[2]		300,000	317,780
ReNew Power Synthetic 6.670%, due 03/12/24[2]		200,000	210,750
TerraForm Power Operating LLC 4.250%, due 01/31/23[2]		125,000	128,693
4.750%, due 01/15/30[2]		125,000	134,063
5.000%, due 01/31/28[2]		50,000	55,500
			1,474,821
Engineering & construction—1.0%
Aeropuertos Argentina 2000 SA, 9.375% Cash or 9.375% PIK, 9.375%, due 02/01/27[3,6]		184,408	148,679
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[3]		810,000	836,325
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		275,000	277,406
GMR Hyderabad International Airport Ltd. 4.750%, due 02/02/26[2,12]		300,000	299,979
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[2]		175,000	180,250
9.750%, due 07/15/28[2]		125,000	139,063
Obrascon Huarte Lain SA 4.750%, due 03/15/22[3]	EUR	100,000	82,752
Promontoria Holding 264 BV 6.750%, due 08/15/23[3,4]	EUR	200,000	224,911
SPIE SA 2.625%, due 06/18/26[3]	EUR	100,000	125,299
Swissport Financing SARL 5.250%, due 08/15/24[2]	EUR	100,000	109,219
9.000%, due 02/15/25[3]	EUR	150,000	5,661
TopBuild Corp. 5.625%, due 05/01/26[2]		200,000	206,000
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[2]		200,000	208,000
			2,843,544
Entertainment—3.5%
Affinity Gaming 6.875%, due 12/15/27[2]		100,000	105,000
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, due 02/15/28[2]		125,000	130,313

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(continued)
AMC Entertainment Holdings, Inc. 10.500%, due 04/24/26[2]		28,000	$28,000
PIK, 12.000%, due 06/15/26[2,6]		150,880	110,142
ASR Media & Sponsorship SpA 5.125%, due 08/01/24[2]	EUR	272,200	321,574
5.125%, due 08/01/24[3]	EUR	222,709	263,106
Bally's Corp. 6.750%, due 06/01/27[2]		100,000	107,250
Boyne USA, Inc. 7.250%, due 05/01/25[2]		75,000	78,188
Caesars Entertainment, Inc. 6.250%, due 07/01/25[2]		150,000	158,087
8.125%, due 07/01/27[2]		800,000	878,000
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[2]		350,000	348,287
5.750%, due 07/01/25[2]		25,000	26,239
CCM Merger, Inc. 6.375%, due 05/01/26[2]		50,000	53,000
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24		75,000	75,000
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp./Millennium Op 6.500%, due 10/01/28[2,4]		175,000	184,625
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	78,000
5.500%, due 04/01/27[2]		150,000	156,938
Cinemark USA, Inc. 5.125%, due 12/15/22		225,000	219,938
Cirsa Finance International SARL 6.250%, due 12/20/23[3]	EUR	200,000	237,152
Codere Finance 2 Luxembourg SA 10.750%, due 09/30/23[2,13]	EUR	98,000	124,840
4.500% Cash or 6.250% PIK, 10.750%, due 11/01/23[3,6]	EUR	350,000	271,546
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, due 02/15/23[2]		150,000	152,813
Enterprise Development Authority/The 12.000%, due 07/15/24[2]		300,000	337,500
Gamma Bidco SpA 3 mo. Euribor + 6.000%, 6.000%, due 07/15/25[2,5]	EUR	100,000	121,342
6.250%, due 07/15/25[2]	EUR	250,000	314,006
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2]		225,000	208,406
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		200,000	214,000
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		225,000	232,312
LHMC Finco 2 SARL 7.250% Cash or 8.000% PIK, 7.250%, due 10/02/25[3,6]	EUR	100,000	99,734
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[2]		125,000	127,579
	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
6.375%, due 02/01/24[2]		75,000	$76,688
Live Nation Entertainment, Inc. 3.750%, due 01/15/28[2]		25,000	25,224
5.625%, due 03/15/26[2]		100,000	102,625
Merlin Entertainments Ltd. 5.750%, due 06/15/26[2]		219,000	227,212
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,4]		325,000	331,825
8.000%, due 02/01/26[2]		325,000	320,967
Sazka Group AS 3.875%, due 02/15/27[2]	EUR	350,000	409,744
3.875%, due 02/15/27[3]	EUR	200,000	234,783
Scientific Games International, Inc. 3.375%, due 02/15/26[2]	EUR	175,000	210,778
5.500%, due 02/15/26[2]	EUR	275,000	327,752
7.000%, due 05/15/28[2]		425,000	450,500
8.250%, due 03/15/26[2]		125,000	132,173
SeaWorld Parks & Entertainment, Inc. 9.500%, due 08/01/25[2]		475,000	509,437
WMG Acquisition Corp. 3.625%, due 10/15/26[3]	EUR	175,000	219,421
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		75,000	76,424
7.750%, due 04/15/25[2]		150,000	161,073
			9,579,543
Environmental control—0.1%
Clean Harbors, Inc. 4.875%, due 07/15/27[2]		75,000	78,965
5.125%, due 07/15/29[2]		25,000	27,125
Covanta Holding Corp. 5.000%, due 09/01/30		100,000	105,000
GFL Environmental, Inc. 4.000%, due 08/01/28[2]		100,000	99,000
			310,090
Food—3.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, due 03/15/29[2]		125,000	123,438
4.625%, due 01/15/27[2]		150,000	157,297
5.750%, due 03/15/25		8,000	8,270
Boparan Finance PLC 7.625%, due 11/30/25[2]	GBP	200,000	279,480
C&S Group Enterprises LLC 5.000%, due 12/15/28[2]		100,000	99,563
Casino Guichard Perrachon SA EMTN 3.580%, due 02/07/25[3]	EUR	200,000	219,922
4.498%, due 03/07/24[3]	EUR	300,000	353,143
Chobani LLC/Chobani Finance Corp., Inc. 4.625%, due 11/15/28[2]		75,000	76,500
7.500%, due 04/15/25[2]		200,000	206,500
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[2]		25,000	26,300

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Grupo KUO SAB De CV 5.750%, due 07/07/27[3]		750,000	$783,984
HJ Heinz Finance UK PLC 6.250%, due 02/18/30	GBP	100,000	172,671
Iceland Bondco PLC 4.625%, due 03/15/25[3]	GBP	200,000	275,001
6.750%, due 07/15/24[3]	GBP	300,000	417,725
JBS USA LUX SA/JBS USA Finance, Inc. 5.750%, due 06/15/25[2]		75,000	77,288
Kraft Heinz Foods Co. 4.125%, due 07/01/27[3]	GBP	100,000	151,969
4.875%, due 10/01/49		275,000	311,154
5.000%, due 06/04/42		125,000	144,472
5.200%, due 07/15/45		250,000	290,756
6.500%, due 02/09/40		250,000	339,056
6.875%, due 01/26/39		100,000	137,454
MARB BondCo PLC 7.000%, due 03/15/24[3]		250,000	255,375
Minerva Luxembourg SA 6.500%, due 09/20/26[2]		550,000	577,813
6.500%, due 09/20/26[3]		250,000	262,642
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		150,000	154,125
NBM US Holdings, Inc. 7.000%, due 05/14/26[3]		500,000	536,750
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2]		300,000	306,780
Post Holdings, Inc. 5.750%, due 03/01/27[2]		350,000	367,062
Quatrim SASU 5.875%, due 01/15/24[3]	EUR	100,000	126,234
SEG Holding LLC/SEG Finance Corp. 5.625%, due 10/15/28[2]		250,000	266,500
Ulker Biskuvi Sanayi AS 6.950%, due 10/30/25[2]		250,000	271,250
United Natural Foods, Inc. 6.750%, due 10/15/28[2]		50,000	52,875
US Foods, Inc. 4.750%, due 02/15/29[2,12]		200,000	200,500
5.875%, due 06/15/24[2]		50,000	50,740
6.250%, due 04/15/25[2]		100,000	106,750
			8,187,339
Forest Products & Paper—0.1%
Appvion, Inc. 9.000%, due 06/01/25[2,9,10,11]		650,000	6,500
Mercer International, Inc. 5.125%, due 02/01/29[2]		125,000	127,187
Resolute Forest Products, Inc. 4.875%, due 03/01/26[2,12]		50,000	49,750
WEPA Hygieneprodukte GmbH 2.875%, due 12/15/27[3]	EUR	150,000	184,656
			368,093
	Face amount[1]		Value
Corporate bonds—(continued)
Gas—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		50,000	$55,000
5.750%, due 05/20/27		150,000	170,575
			225,575
Hand & machine tools—0.3%
Norican A/S 4.500%, due 05/15/23[3]	EUR	300,000	327,487
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2,4]		400,000	420,000
			747,487
Healthcare-products—0.2%
Laboratoire Eimer Selarl 5.000%, due 02/01/29[2]	EUR	150,000	182,032
Ortho-Clinical Diagnostics, Inc./ Ortho-Clinical Diagnostics SA 7.250%, due 02/01/28[2]		150,000	160,500
7.375%, due 06/01/25[2]		125,000	133,750
			476,282
Healthcare-services—2.7%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[2]		100,000	105,250
5.500%, due 07/01/28[2]		125,000	133,125
Air Methods Corp. 8.000%, due 05/15/25[2]		225,000	204,187
Catalent Pharma Solutions, Inc. 2.375%, due 03/01/28[3]	EUR	300,000	363,191
Centene Corp. 3.000%, due 10/15/30		25,000	26,149
3.375%, due 02/15/30		50,000	52,375
4.250%, due 12/15/27		225,000	238,024
4.750%, due 01/15/25		200,000	205,190
5.375%, due 06/01/26[2]		175,000	183,041
CHS/Community Health Systems, Inc. 4.750%, due 02/15/31[2,12]		250,000	250,000
5.625%, due 03/15/27[2]		150,000	157,500
6.000%, due 01/15/29[2]		100,000	106,250
6.625%, due 02/15/25[2]		300,000	315,810
6.875%, due 02/01/22		188,000	188,000
6.875%, due 04/01/28[2]		148,000	134,126
6.875%, due 04/15/29[2,12]		125,000	126,406
8.000%, due 03/15/26[2]		250,000	268,750
8.000%, due 12/15/27[2]		250,000	272,187
8.125%, due 06/30/24[2]		409,000	429,450
DaVita, Inc. 3.750%, due 02/15/31[2]		100,000	99,188
4.625%, due 06/01/30[2]		125,000	131,290
Encompass Health Corp. 4.625%, due 04/01/31		125,000	132,813
4.750%, due 02/01/30		100,000	107,559
Envision Healthcare Corp. 8.750%, due 10/15/26[2]		200,000	134,912

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
HCA, Inc. 5.375%, due 09/01/26		50,000	$56,958
IQVIA, Inc. 2.875%, due 06/15/28[2]	EUR	225,000	281,240
5.000%, due 05/15/27[2]		125,000	131,610
Legacy LifePoint Health LLC 6.750%, due 04/15/25[2]		100,000	106,750
LifePoint Health, Inc. 5.375%, due 01/15/29[2]		100,000	100,750
ModivCare, Inc. 5.875%, due 11/15/25[2]		75,000	79,500
Molina Healthcare, Inc. 3.875%, due 11/15/30[2]		100,000	106,875
Prime Healthcare Services, Inc. 7.250%, due 11/01/25[2]		100,000	107,250
Rede D'or Finance SARL 4.500%, due 01/22/30[3]		200,000	204,404
RP Escrow Issuer LLC 5.250%, due 12/15/25[2]		100,000	103,750
Select Medical Corp. 6.250%, due 08/15/26[2]		150,000	160,275
Syneos Health, Inc. 3.625%, due 01/15/29[2]		75,000	74,978
Tenet Healthcare Corp. 4.625%, due 07/15/24		125,000	127,225
4.625%, due 09/01/24[2]		125,000	128,281
4.625%, due 06/15/28[2]		100,000	104,610
4.875%, due 01/01/26[2]		75,000	78,235
5.125%, due 11/01/27[2]		50,000	52,693
6.125%, due 10/01/28[2]		500,000	522,242
6.250%, due 02/01/27[2]		50,000	52,670
6.750%, due 06/15/23		75,000	81,375
6.875%, due 11/15/31		87,000	93,960
7.000%, due 08/01/25		375,000	387,656
West Street Merger Sub, Inc. 6.375%, due 09/01/25[2]		90,000	92,700
			7,600,760
Holding companies-divers—0.5%
KOC Holding AS 5.250%, due 03/15/23[3]		500,000	515,312
6.500%, due 03/11/25[3]		400,000	434,656
6.500%, due 03/11/25[2]		200,000	217,328
VistaJet Malta Finance PLC/XO Management Holding, Inc. 10.500%, due 06/01/24[2]		175,000	178,938
			1,346,234
Home builders—1.4%
Adams Homes, Inc. 7.500%, due 02/15/25[2]		150,000	158,625
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.625%, due 01/15/28[2]		100,000	105,750
6.750%, due 08/01/25[2]		175,000	182,437
	Face amount[1]		Value
Corporate bonds—(continued)
Home builders—(concluded)
Beazer Homes USA, Inc. 6.750%, due 03/15/25		225,000	$232,312
7.250%, due 10/15/29		100,000	112,250
Brookfield Residential Properties, Inc./ Brookfield Residential U.S. Corp. 4.875%, due 02/15/30[2]		150,000	153,843
6.375%, due 05/15/25[2]		150,000	154,500
Century Communities, Inc. 5.875%, due 07/15/25		325,000	338,000
Empire Communities Corp. 7.000%, due 12/15/25[2]		125,000	131,963
Forestar Group, Inc. 5.000%, due 03/01/28[2]		75,000	78,188
8.000%, due 04/15/24[2]		275,000	288,406
Installed Building Products, Inc. 5.750%, due 02/01/28[2]		150,000	159,750
KB Home 6.875%, due 06/15/27		100,000	117,750
7.625%, due 05/15/23		50,000	55,125
Mattamy Group Corp. 4.625%, due 03/01/30[2]		150,000	155,625
Meritage Homes Corp. 6.000%, due 06/01/25		290,000	328,062
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[2]		75,000	80,041
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[2]		100,000	102,500
4.750%, due 04/01/29[2]		100,000	103,000
STL Holding Co. LLC 7.500%, due 02/15/26[2]		175,000	182,000
Taylor Morrison Communities, Inc. 6.625%, due 07/15/27[2]		100,000	107,875
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24		200,000	218,250
Tri Pointe Homes, Inc. 5.700%, due 06/15/28		75,000	84,188
Williams Scotsman International, Inc. 4.625%, due 08/15/28[2]		125,000	128,750
Winnebago Industries, Inc. 6.250%, due 07/15/28[2]		100,000	107,750
			3,866,940
Household products/wares—0.4%
Central Garden & Pet Co. 4.125%, due 10/15/30		75,000	78,405
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 5.000%, due 12/31/26[2]		50,000	51,000
7.000%, due 12/31/27[2]		75,000	76,688
Prestige Brands, Inc. 5.125%, due 01/15/28[2]		100,000	106,343
6.375%, due 03/01/24[2]		150,000	153,000
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	407,743
4.000%, due 10/01/26[3]	EUR	100,000	125,459

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Household products/wares—(concluded)
5.500%, due 07/15/30[2]		50,000	$53,750
5.750%, due 07/15/25		75,000	77,310
			1,129,698
Housewares—0.3%
Newell Brands, Inc. 4.700%, due 04/01/26		200,000	219,886
5.875%, due 04/01/36		350,000	428,750
6.000%, due 04/01/46		50,000	65,250
			713,886
Insurance—0.8%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		300,000	308,625
8.125%, due 02/15/24[2]		25,000	26,115
10.125%, due 08/01/26[2]		75,000	86,063
AssuredPartners, Inc. 5.625%, due 01/15/29[2]		75,000	76,125
7.000%, due 08/15/25[2]		150,000	154,500
Genworth Holdings, Inc. 4.900%, due 08/15/23		275,000	258,156
7.625%, due 09/24/21[4]		100,000	100,000
HUB International Ltd. 7.000%, due 05/01/26[2]		300,000	311,250
MGIC Investment Corp. 5.250%, due 08/15/28		125,000	133,750
5.750%, due 08/15/23		275,000	297,687
NMI Holdings, Inc. 7.375%, due 06/01/25[2]		150,000	168,750
Radian Group, Inc. 4.500%, due 10/01/24		200,000	209,500
4.875%, due 03/15/27		175,000	188,563
			2,319,084
Internet—1.6%
Arches Buyer, Inc. 4.250%, due 06/01/28[2]		75,000	74,906
6.125%, due 12/01/28[2]		25,000	25,625
B2W Digital Lux Sarl 4.375%, due 12/20/30[2]		200,000	207,000
Cogent Communications Group, Inc. 4.375%, due 06/30/24[3]	EUR	100,000	124,951
4.375%, due 06/30/24[2]	EUR	100,000	124,951
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250%, due 12/01/27[2]		225,000	237,045
Match Group Holdings II LLC 5.000%, due 12/15/27[2]		50,000	52,761
MercadoLibre, Inc. 3.125%, due 01/14/31		300,000	301,317
Netflix, Inc. 3.625%, due 06/15/30[2]	EUR	350,000	514,469
3.625%, due 06/15/30[3]	EUR	250,000	367,478
3.875%, due 11/15/29[3]	EUR	175,000	259,480
4.625%, due 05/15/29	EUR	200,000	308,242
5.375%, due 11/15/29[2]		25,000	31,250
	Face amount[1]		Value
Corporate bonds—(continued)
Internet—(concluded)
6.375%, due 05/15/29		375,000	$485,704
Uber Technologies, Inc. 6.250%, due 01/15/28[2]		125,000	134,375
7.500%, due 09/15/27[2]		75,000	82,219
8.000%, due 11/01/26[2]		275,000	296,759
United Group BV 3 mo. Euribor + 3.250%, 3.250%, due 02/15/26[2,5]	EUR	100,000	118,048
3.625%, due 02/15/28[2]	EUR	200,000	235,606
4.875%, due 07/01/24[3]	EUR	300,000	371,346
			4,353,532
Investment companies—0.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, due 02/01/29[2]		125,000	124,113
4.750%, due 09/15/24		425,000	448,906
5.250%, due 05/15/27		375,000	393,757
6.250%, due 05/15/26		425,000	449,050
6.375%, due 12/15/25		25,000	25,781
			1,441,607
Iron & steel—0.9%
ABJA Investment Co. Pte Ltd. 5.450%, due 01/24/28[3]		300,000	312,159
Allegheny Technologies, Inc. 5.875%, due 12/01/27[4]		150,000	157,517
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]		175,000	189,656
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[2]		175,000	187,947
Carpenter Technology Corp. 6.375%, due 07/15/28		200,000	218,759
Cleveland-Cliffs, Inc. 5.750%, due 03/01/25[4]		125,000	127,813
5.875%, due 06/01/27		225,000	233,438
6.750%, due 03/15/26[2]		100,000	107,604
CSN Inova Ventures 6.750%, due 01/28/28[3]		250,000	269,100
GUSAP III LP 4.250%, due 01/21/30[2]		250,000	273,250
Metinvest BV 8.500%, due 04/23/26[3]		300,000	333,816
Mineral Resources Ltd. 8.125%, due 05/01/27[2]		148,000	164,095
			2,575,154
Leisure Time—2.0%
Carlson Travel, Inc., PIK, 11.500%, due 12/15/26[2,6]		201,266	128,810
Carnival Corp. 6.650%, due 01/15/28		100,000	105,000
7.625%, due 03/01/26[2]		275,000	290,812
7.625%, due 03/01/26[3]	EUR	100,000	127,441

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Leisure Time—(concluded)
9.875%, due 08/01/27[2]		175,000	$200,813
10.125%, due 02/01/26[2]	EUR	250,000	347,888
10.500%, due 02/01/26[2]		250,000	290,000
11.500%, due 04/01/23[2]		450,000	510,565
Carnival PLC 1.000%, due 10/28/29	EUR	300,000	260,330
Life Time, Inc. 5.750%, due 01/15/26[2]		100,000	101,013
8.000%, due 04/15/26[2,12]		75,000	75,094
8.500%, due 06/15/23[2,4]		717,000	717,896
NCL Corp. Ltd. 3.625%, due 12/15/24[2]		75,000	66,375
5.875%, due 03/15/26[2]		225,000	222,611
12.250%, due 05/15/24[2]		250,000	291,067
Pinnacle Bidco PLC 5.500%, due 02/15/25[2]	EUR	100,000	119,428
6.375%, due 02/15/25[3]	GBP	100,000	134,634
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28		150,000	130,875
5.250%, due 11/15/22		175,000	172,402
7.500%, due 10/15/27[4]		50,000	54,000
9.125%, due 06/15/23[2]		125,000	134,844
11.500%, due 06/01/25[2]		175,000	201,780
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		375,000	359,062
6.250%, due 05/15/25[2]		25,000	24,375
7.000%, due 02/15/29[2]		75,000	74,719
13.000%, due 05/15/25[2]		150,000	174,601
Viking Ocean Cruises Ship VII, Ltd. 5.625%, due 02/15/29[2]		75,000	74,625
VOC Escrow Ltd. 5.000%, due 02/15/28[2]		150,000	145,500
			5,536,560
Lodging—1.6%
Accor SA (fixed, converts to FRN on 01/30/25), 2.625%, due 01/30/25[3,5,7]	EUR	100,000	112,326
Arrow Bidco LLC 9.500%, due 03/15/24[2]		50,000	44,000
Boyd Gaming Corp. 6.000%, due 08/15/26[2]		425,000	439,403
Fortune Star BVI Ltd. 6.850%, due 07/02/24[3]		200,000	213,484
Hilton Domestic Operating Co., Inc. 3.625%, due 02/15/32[2,12]		25,000	24,722
3.750%, due 05/01/29[2]		50,000	50,782
5.125%, due 05/01/26		350,000	362,845
5.375%, due 05/01/25[2]		100,000	105,525
5.750%, due 05/01/28[2]		100,000	107,875
Inn of the Mountain Gods Resort & Casino, PIK, 9.250%, due 11/30/23[6]		61,208	60,902
Marriott Ownership Resorts, Inc. 4.750%, due 01/15/28		50,000	50,375
	Face amount[1]		Value
Corporate bonds—(continued)
Lodging—(concluded)
Marriott Ownership Resorts, Inc./ILG LLC 6.500%, due 09/15/26		25,000	$26,004
Melco Resorts Finance Ltd. 5.250%, due 04/26/26[2,4]		200,000	207,110
MGM Resorts International 4.750%, due 10/15/28		225,000	234,411
6.000%, due 03/15/23		175,000	186,813
7.750%, due 03/15/22		215,000	228,169
Studio City Finance Ltd. 5.000%, due 01/15/29[2,4]		200,000	202,000
6.500%, due 01/15/28[2]		200,000	214,000
Wyndham Destinations, Inc. 4.625%, due 03/01/30[2]		75,000	77,577
6.625%, due 07/31/26[2]		200,000	223,360
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		550,000	558,033
5.500%, due 03/01/25[2]		175,000	180,297
Wynn Macau Ltd. 5.625%, due 08/26/28[2]		400,000	411,380
			4,321,393
Machinery-construction & mining—0.0%†
Manitowoc Co., Inc./The 9.000%, due 04/01/26[2]		75,000	80,719
Machinery-diversified—0.6%
ATS Automation Tooling Systems, Inc. 4.125%, due 12/15/28[2]		25,000	25,313
Galapagos SA, 5.375% 06/15/2021, 5.375%, due 06/15/21[3,8]	EUR	27,500	354
GrafTech Finance, Inc. 4.625%, due 12/15/28[2]		50,000	50,625
Granite US Holdings Corp. 11.000%, due 10/01/27[2,4]		100,000	112,250
Husky III Holding Ltd., 13.000% Cash or 13.750% PIK, 13.000%, due 02/15/25[2,6]		125,000	135,000
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	149,250
Mangrove Luxco III SARL 7.775%, due 10/09/25[2,6]	EUR	295,708	303,234
Novafives SAS 3 mo. Euribor + 4.500%, 4.500%, due 06/15/25[3,5]	EUR	250,000	258,694
Selecta Group BV 8.000%, due 04/01/26[3,6]	EUR	90,000	102,328
8.000%, due 04/01/26[2,6]	EUR	188,731	214,582
10.000%, due 07/01/26[2,6]	EUR	65,283	62,587
SPX FLOW, Inc. 5.875%, due 08/15/26[2]		175,000	182,437
Titan Acquisition Ltd./Titan Co-Borrower LLC 7.750%, due 04/15/26[2,4]		175,000	177,978
			1,774,632

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Media—3.6%
Altice Financing SA 5.000%, due 01/15/28[2]		200,000	$205,000
7.500%, due 05/15/26[2]		200,000	209,750
AMC Networks, Inc. 4.250%, due 02/15/29[12]		125,000	124,439
Cable Onda SA 4.500%, due 01/30/30[2]		300,000	324,000
Cable One, Inc. 4.000%, due 11/15/30[2]		25,000	25,650
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[2]		50,000	51,235
4.500%, due 05/01/32[2]		350,000	364,077
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[2]		225,000	229,781
9.250%, due 02/15/24		81,000	84,257
CSC Holdings LLC 4.125%, due 12/01/30[2]		200,000	204,480
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[2]		500,000	403,750
6.625%, due 08/15/27[2,4]		200,000	127,000
DISH DBS Corp. 5.875%, due 11/15/24		100,000	103,627
7.375%, due 07/01/28		175,000	182,219
GCI LLC 4.750%, due 10/15/28[2]		150,000	156,329
Gray Television, Inc. 4.750%, due 10/15/30[2]		150,000	149,111
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]		125,000	127,656
5.250%, due 08/15/27[2]		75,000	77,772
6.375%, due 05/01/26		130,175	138,677
LCPR Senior Secured Financing DAC 6.750%, due 10/15/27[2]		200,000	215,046
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[2]		125,000	130,625
Nexstar Broadcasting, Inc. 4.750%, due 11/01/28[2]		150,000	154,500
Quebecor Media, Inc. 5.750%, due 01/15/23		275,000	294,855
RCS & RDS SA 2.500%, due 02/05/25[2]	EUR	200,000	240,695
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		100,000	98,500
Scripps Escrow II, Inc. 3.875%, due 01/15/29[2]		25,000	25,000
5.375%, due 01/15/31[2]		50,000	50,500
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		25,000	26,055
Sinclair Television Group, Inc. 4.125%, due 12/01/30[2]		125,000	124,531
5.125%, due 02/15/27[2]		150,000	151,500
5.500%, due 03/01/30[2]		50,000	51,531
5.875%, due 03/15/26[2]		200,000	205,000
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Sirius XM Radio, Inc. 4.625%, due 07/15/24[2]		100,000	$103,396
5.500%, due 07/01/29[2]		200,000	217,625
Summer BidCo BV 9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[2,6]	EUR	256,703	317,752
TEGNA, Inc. 4.625%, due 03/15/28[2]		475,000	480,873
5.000%, due 09/15/29		100,000	104,061
Tele Columbus AG 3.875%, due 05/02/25[3]	EUR	325,000	397,482
Townsquare Media, Inc. 6.875%, due 02/01/26[2]		100,000	103,250
Univision Communications, Inc. 5.125%, due 02/15/25[2]		100,000	100,543
6.625%, due 06/01/27[2]		175,000	184,187
9.500%, due 05/01/25[2]		100,000	109,250
UPC Holding BV 3.875%, due 06/15/29[3]	EUR	100,000	123,934
UPCB Finance VII Ltd. 3.625%, due 06/15/29[3]	EUR	500,000	624,828
Virgin Media Finance PLC 5.000%, due 07/15/30[2]		200,000	205,906
Virgin Media Secured Finance PLC 4.125%, due 08/15/30[2]	GBP	200,000	279,976
5.000%, due 04/15/27[3]	GBP	200,000	287,732
Virgin Media Vendor Financing Notes III DAC 4.875%, due 07/15/28[2]	GBP	100,000	140,612
VTR Finance NV 6.375%, due 07/15/28[2]		200,000	216,530
VZ Vendor Financing II BV 2.875%, due 01/15/29[2]	EUR	300,000	359,470
Ziggo Bond Co. BV 3.375%, due 02/28/30[2]	EUR	150,000	181,446
6.000%, due 01/15/27[2]		350,000	366,625
			9,962,626
Metal Fabricate/Hardware—0.4%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	78,937
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]		175,000	178,500
Hillman Group, Inc./The 6.375%, due 07/15/22[2]		200,000	199,094
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		175,000	175,877
Vallourec SA 2.250%, due 09/30/24[3]	EUR	100,000	97,052
6.375%, due 10/15/23[2]	EUR	125,000	120,619
6.375%, due 10/15/23[3]	EUR	275,000	260,914
			1,110,993
Mining—2.4%
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]		400,000	422,206

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Mining—(concluded)
Arconic Corp. 6.000%, due 05/15/25[2]		150,000	$161,311
Coeur Mining, Inc. 5.875%, due 06/01/24		150,000	151,500
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		25,000	26,813
Constellium SE 6.625%, due 03/01/25[2]		500,000	508,347
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]		1,000,000	1,021,040
6.875%, due 10/15/27[2]		200,000	215,736
7.500%, due 04/01/25[3]		400,000	413,512
Freeport-McMoRan, Inc. 4.125%, due 03/01/28		200,000	210,360
4.250%, due 03/01/30		375,000	406,522
4.375%, due 08/01/28		150,000	158,951
4.625%, due 08/01/30		175,000	194,298
5.000%, due 09/01/27		250,000	266,250
5.450%, due 03/15/43		125,000	156,250
Hudbay Minerals, Inc. 7.625%, due 01/15/25[2]		50,000	52,048
IAMGOLD Corp. 5.750%, due 10/15/28[2,4]		125,000	128,088
Kaiser Aluminum Corp. 4.625%, due 03/01/28[2]		25,000	25,788
6.500%, due 05/01/25[2]		275,000	293,562
KME SE 6.750%, due 02/01/23[3]	EUR	400,000	433,437
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[2,4]		100,000	90,500
Novelis Corp. 4.750%, due 01/30/30[2]		50,000	52,500
5.875%, due 09/30/26[2]		175,000	183,312
Petra Diamonds US Treasury PLC 7.250%, due 05/01/22[2,8]		200,000	79,938
Taseko Mines Ltd. 7.000%, due 02/15/26[2,12]		150,000	149,438
8.750%, due 06/15/22[2]		200,000	205,100
Vedanta Resources Finance II PLC 13.875%, due 01/21/24[2]		200,000	215,200
Vedanta Resources Ltd. 6.125%, due 08/09/24[3]		200,000	151,000
6.375%, due 07/30/22[2]		300,000	272,362
			6,645,369
Miscellaneous manufacturers—0.2%
Amsted Industries, Inc. 5.625%, due 07/01/27[2]		75,000	79,125
EnPro Industries, Inc. 5.750%, due 10/15/26		25,000	26,563
FXI Holdings, Inc. 7.875%, due 11/01/24[2]		50,000	50,625
12.250%, due 11/15/26[2]		394,000	444,727
			601,040
	Face amount[1]	Value
Corporate bonds—(continued)
Office & business equipment—0.2%
CDW LLC/CDW Finance Corp. 4.125%, due 05/01/25	75,000	$77,719
Xerox Holdings Corp. 5.000%, due 08/15/25[2]	175,000	183,536
5.500%, due 08/15/28[2]	150,000	155,760
		417,015
Oil & gas—9.9%
Aethon United BR LP/Aethon United Finance Corp. 8.250%, due 02/15/26[2,12]	175,000	178,937
Antero Resources Corp. 5.000%, due 03/01/25[4]	25,000	23,688
5.625%, due 06/01/23[4]	25,000	24,719
7.625%, due 02/01/29[2]	100,000	102,219
8.375%, due 07/15/26[2]	25,000	26,380
Apache Corp. 3.250%, due 04/15/22	25,000	25,000
4.250%, due 01/15/30	150,000	148,125
4.750%, due 04/15/43	125,000	118,750
5.100%, due 09/01/40	300,000	303,768
5.250%, due 02/01/42[4]	25,000	25,000
5.350%, due 07/01/49	125,000	123,125
Ascent Resources Utica Holdings LLC /ARU Finance Corp. 8.250%, due 12/31/28[2]	100,000	101,771
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[2]	25,000	23,875
9.000%, due 11/01/27[2]	133,000	149,875
Callon Petroleum Co. 6.125%, due 10/01/24	325,000	219,385
6.250%, due 04/15/23	150,000	111,375
Cenovus Energy, Inc. 3.000%, due 08/15/22	125,000	127,971
5.250%, due 06/15/37	50,000	56,191
5.375%, due 07/15/25	50,000	56,497
5.400%, due 06/15/47	125,000	146,362
Centennial Resource Production LLC 5.375%, due 01/15/26[2]	150,000	126,000
Chaparral Energy, Inc. Co. 10.000%, due 02/14/25[10,11]	20,875	19,205
Citgo Holding, Inc. 9.250%, due 08/01/24[2]	250,000	240,000
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]	50,000	49,880
7.000%, due 06/15/25[2]	150,000	152,033
CNX Resources Corp. 6.000%, due 01/15/29[2]	150,000	155,017
7.250%, due 03/14/27[2]	275,000	295,707
Comstock Resources, Inc. 7.500%, due 05/15/25[2]	125,000	127,813
9.750%, due 08/15/26	50,000	53,188
9.750%, due 08/15/26	100,000	106,500
Continental Resources, Inc. 4.500%, due 04/15/23	11,000	11,290

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
5.750%, due 01/15/31[2]	200,000	$216,500
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[2]	225,000	223,908
Diamond Offshore Drilling, Inc. 3.450%, due 11/01/23[8]	75,000	10,500
5.700%, due 10/15/39[8]	50,000	7,438
7.875%, due 08/15/25[8]	250,000	37,500
Endeavor Energy Resources LP/EER Finance, Inc. 5.500%, due 01/30/26[2]	50,000	51,750
5.750%, due 01/30/28[2]	150,000	159,000
6.625%, due 07/15/25[2]	50,000	53,406
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]	250,000	177,500
EQT Corp. 3.900%, due 10/01/27	175,000	181,781
5.000%, due 01/15/29	50,000	54,375
7.625%, due 02/01/25[4]	100,000	117,845
8.500%, due 02/01/30	125,000	159,402
Gazprom PJSC Via Gaz Capital SA 4.950%, due 07/19/22[3]	200,000	210,312
Geopark Ltd. 5.500%, due 01/17/27[2]	300,000	303,000
Global Marine, Inc. 7.000%, due 06/01/28	100,000	44,000
Gulfport Energy Corp. 6.000%, due 10/15/24[8]	50,000	38,500
6.375%, due 05/15/25[8]	100,000	77,000
6.375%, due 01/15/26[8]	175,000	134,750
HighPoint Operating Corp. 7.000%, due 10/15/22	125,000	50,625
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[2]	50,000	50,841
6.000%, due 02/01/31[2]	100,000	101,500
6.250%, due 11/01/28[2]	175,000	184,625
Indigo Natural Resources LLC 5.375%, due 02/01/29[2,12]	100,000	98,750
6.875%, due 02/15/26[2]	175,000	181,335
KazMunayGas National Co. JSC 3.500%, due 04/14/33[2]	500,000	539,130
4.750%, due 04/19/27[3]	250,000	289,725
Laredo Petroleum, Inc. 9.500%, due 01/15/25	250,000	214,530
Leviathan Bond Ltd. 6.125%, due 06/30/25[2,3]	75,000	82,588
6.500%, due 06/30/27[2,3]	50,000	56,146
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	175,000	181,825
Matador Resources Co. 5.875%, due 09/15/26	100,000	95,500
Medco Bell Pte Ltd. 6.375%, due 01/30/27[2]	250,000	253,252
MEG Energy Corp. 5.875%, due 02/01/29[2,12]	50,000	49,625
7.000%, due 03/31/24[2]	115,000	116,576
7.125%, due 02/01/27[2]	325,000	335,562
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]		75,000	$63,508
10.500%, due 05/15/27[2]		50,000	43,750
Murphy Oil Corp. 5.750%, due 08/15/25		250,000	240,365
5.875%, due 12/01/27		150,000	142,605
6.375%, due 12/01/42		125,000	109,375
Nabors Industries Ltd. 7.250%, due 01/15/26[2]		50,000	40,528
7.500%, due 01/15/28[2]		150,000	117,000
Nabors Industries, Inc. 5.750%, due 02/01/25		275,000	173,250
Noble Holding International Ltd. 7.875%, due 02/01/26[2,8]		200,000	115,000
Occidental Petroleum Corp. 3.200%, due 08/15/26		100,000	94,000
3.400%, due 04/15/26		75,000	72,445
3.500%, due 06/15/25		75,000	72,750
5.500%, due 12/01/25		175,000	183,750
5.550%, due 03/15/26		300,000	315,375
5.875%, due 09/01/25[4]		200,000	209,640
6.125%, due 01/01/31		75,000	81,587
6.200%, due 03/15/40		100,000	104,000
6.375%, due 09/01/28		125,000	136,250
6.450%, due 09/15/36		200,000	219,475
6.950%, due 07/01/24		75,000	81,375
7.125%, due 10/15/27		50,000	52,172
7.500%, due 05/01/31		400,000	461,000
7.875%, due 09/15/31		150,000	171,420
8.000%, due 07/15/25[4]		75,000	84,769
8.500%, due 07/15/27		325,000	381,777
8.875%, due 07/15/30		150,000	188,362
Ovintiv, Inc. 8.125%, due 09/15/30		125,000	164,162
Parkland Corp. 5.875%, due 07/15/27[2]		150,000	160,500
6.000%, due 04/01/26[2]		75,000	78,750
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28		75,000	43,517
9.250%, due 05/15/25[2]		100,000	96,465
PDC Energy, Inc. 6.125%, due 09/15/24		75,000	76,515
Petrobras Global Finance BV 5.093%, due 01/15/30		500,000	549,250
5.600%, due 01/03/31		370,000	413,105
6.750%, due 06/03/50		1,000,000	1,170,090
6.850%, due 06/05/15		475,000	554,087
Petroleos Mexicanos 1.875%, due 04/21/22[3]	EUR	100,000	120,389
4.625%, due 09/21/23		425,000	440,937
4.750%, due 02/26/29[3]	EUR	100,000	118,018
5.950%, due 01/28/31		300,000	284,250
6.500%, due 03/13/27		960,000	993,600
6.500%, due 06/02/41		1,250,000	1,095,312
6.625%, due 06/15/35		227,000	213,720
6.840%, due 01/23/30		1,175,000	1,180,875

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
6.875%, due 10/16/25[2]		935,000	$1,018,790
7.690%, due 01/23/50		1,250,000	1,181,850
Petroleos Mexicanos EMTN 2.750%, due 04/21/27[3]	EUR	575,000	637,725
4.875%, due 02/21/28[3]	EUR	100,000	120,214
5.125%, due 03/15/23[3]	EUR	300,000	376,754
Precision Drilling Corp. 5.250%, due 11/15/24		75,000	69,000
7.125%, due 01/15/26[2]		200,000	194,125
7.750%, due 12/15/23		75,000	74,719
Range Resources Corp. 8.250%, due 01/15/29[2]		225,000	236,250
9.250%, due 02/01/26		125,000	136,224
Sanchez Energy Corp. 6.125%, due 01/15/23[10]		350,000	1,750
7.750%, due 06/15/21[10]		475,000	2,375
Seven Generations Energy Ltd. 5.375%, due 09/30/25[2]		100,000	101,530
6.875%, due 06/30/23[2]		68,000	68,765
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]		175,000	96,688
SM Energy Co. 5.000%, due 01/15/24		25,000	23,188
5.625%, due 06/01/25		175,000	158,375
6.625%, due 01/15/27[4]		225,000	200,250
6.750%, due 09/15/26		150,000	135,375
Southwestern Energy Co. 6.450%, due 01/23/25[13]		300,000	314,437
7.750%, due 10/01/27		25,000	26,375
8.375%, due 09/15/28		50,000	53,505
State Oil Co. of the Azerbaijan Republic EMTN 4.750%, due 03/13/23[3]		300,000	318,187
Sunoco LP/Sunoco Finance Corp. 4.500%, due 05/15/29[2]		25,000	25,553
5.500%, due 02/15/26		25,000	25,692
6.000%, due 04/15/27		150,000	158,812
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]		163,125	144,366
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2]		100,000	90,000
Transocean Sentry Ltd. 5.375%, due 05/15/23[2]		96,066	87,900
Transocean, Inc. 8.000%, due 02/01/27[2]		125,000	64,375
9.350%, due 12/15/41		225,000	88,875
11.500%, due 01/30/27[2]		193,000	149,093
Tullow Oil PLC 6.250%, due 04/15/22[2]		200,000	162,500
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750%, due 04/15/23[2]		175,000	162,750
9.750%, due 04/15/23[2]		175,000	162,750
WPX Energy, Inc. 5.875%, due 06/15/28		175,000	189,483
YPF SA 6.950%, due 07/21/27[3]		300,000	184,500
			27,522,418
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas services—0.4%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[2]		225,000	$229,781
6.875%, due 04/01/27[2]		75,000	78,724
ChampionX Corp. 6.375%, due 05/01/26		150,000	157,350
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25		325,000	288,878
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]		75,000	31,125
SESI LLC 7.125%, due 12/15/21[2,8]		100,000	39,500
7.750%, due 09/15/24[8]		150,000	58,500
TechnipFMC PLC 6.500%, due 02/01/26[2]		175,000	182,291
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		100,000	104,520
6.875%, due 09/01/27		50,000	53,000
			1,223,669
Packaging & containers—1.4%
ARD Finance SA 6.500% Cash or 7.250% PIK, 6.500%, due 06/30/27[2,6]		400,000	420,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 08/15/27[2]		250,000	259,135
CANPACK SA/Eastern PA Land Investment Holding LLC 2.375%, due 11/01/27[3]	EUR	125,000	156,055
Cascades, Inc./Cascades USA, Inc. 5.125%, due 01/15/26[2]		50,000	53,000
5.375%, due 01/15/28[2]		125,000	132,031
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		150,000	152,437
7.875%, due 07/15/26[2]		25,000	25,930
Greif, Inc. 6.500%, due 03/01/27[2]		175,000	186,594
Intelligent Packaging Holdco Issuer LP 9.000% Cash or 9.750% PIK, 9.000%, due 01/15/26[2,6]		75,000	75,000
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[2]		200,000	206,500
Matthews International Corp. 5.250%, due 12/01/25[2]		75,000	76,406
Mauser Packaging Solutions Holding Co. 4.750%, due 04/15/24[3]	EUR	100,000	120,970
7.250%, due 04/15/25[2]		675,000	667,912
OI European Group BV 3.125%, due 11/15/24[2]	EUR	125,000	156,783
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		242,000	269,225
6.625%, due 05/13/27[2]		50,000	54,171

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Plastipak Holdings, Inc. 6.250%, due 10/15/25[2,4]		100,000	$102,250
Pro-Gest SpA 3.250%, due 12/15/24[3]	EUR	125,000	142,820
Sealed Air Corp. 4.000%, due 12/01/27[2]		131,000	139,188
Silgan Holdings, Inc. 4.125%, due 02/01/28		75,000	77,813
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[2]		100,000	102,000
9.250%, due 08/01/24[2]		125,000	132,344
Trivium Packaging Finance BV 5.500%, due 08/15/26[2]		200,000	210,865
			3,919,929
Pharmaceuticals—2.7%
AdaptHealth LLC 4.625%, due 08/01/29[2]		25,000	25,535
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		225,000	249,188
Bausch Health Cos., Inc. 5.000%, due 01/30/28[2]		125,000	128,788
5.000%, due 02/15/29[2]		175,000	179,140
5.250%, due 02/15/31[2]		25,000	25,712
7.000%, due 01/15/28[2]		75,000	81,165
7.250%, due 05/30/29[2]		150,000	167,063
9.000%, due 12/15/25[2]		1,075,000	1,180,027
Cheplapharm Arzneimittel GmbH 3.500%, due 02/11/27[3]	EUR	100,000	121,065
4.375%, due 01/15/28[2]	EUR	150,000	186,128
4.375%, due 01/15/28[3]	EUR	150,000	186,128
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 06/30/28[2]		379,000	317,545
9.500%, due 07/31/27[2]		265,000	302,762
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[2]		200,000	218,000
HLF Financing SARL LLC/Herbalife International, Inc. 7.250%, due 08/15/26[2]		50,000	52,797
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.625%, due 10/15/23[2,8]		150,000	61,500
5.750%, due 08/01/22[2,8]		175,000	70,438
10.000%, due 04/15/25[2,8]		200,000	217,500
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[3]	EUR	250,000	303,781
P&L Development LLC/PLD Finance Corp. 7.750%, due 11/15/25[2]		175,000	187,250
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[2]		398,000	429,171
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[3]	EUR	425,000	486,908
1.875%, due 03/31/27[3]	EUR	300,000	336,709
6.000%, due 01/31/25	EUR	300,000	398,622
	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Teva Pharmaceutical Finance Netherlands III BV 4.100%, due 10/01/46	200,000	$175,726
6.000%, due 04/15/24	1,450,000	1,524,747
		7,613,395
Pipelines—3.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24	150,000	149,625
5.750%, due 03/01/27[2]	175,000	174,530
7.875%, due 05/15/26[2]	225,000	240,778
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[2]	125,000	132,266
Cheniere Energy, Inc. 4.625%, due 10/15/28[2]	125,000	130,781
CNX Midstream Partners LP/CNX Midstream Finance Corp. 6.500%, due 03/15/26[2]	275,000	281,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.000%, due 02/01/29[2]	225,000	216,750
DCP Midstream Operating LP 5.125%, due 05/15/29	175,000	190,332
5.375%, due 07/15/25	200,000	214,000
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	200,000	197,000
Energy Transfer Operating LP, Series B, (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[5,7]	200,000	171,000
EnLink Midstream LLC 5.375%, due 06/01/29	250,000	238,750
5.625%, due 01/15/28[2]	25,000	24,953
EnLink Midstream Partners LP 4.400%, due 04/01/24	75,000	74,250
4.850%, due 07/15/26	150,000	145,656
5.050%, due 04/01/45	75,000	59,984
5.450%, due 06/01/47	125,000	100,000
5.600%, due 04/01/44	150,000	120,375
EQM Midstream Partners LP 4.500%, due 01/15/29[2]	125,000	120,653
4.750%, due 07/15/23	76,000	78,660
4.750%, due 01/15/31[2]	125,000	120,673
5.500%, due 07/15/28	100,000	103,574
6.000%, due 07/01/25[2]	125,000	130,759
6.500%, due 07/01/27[2]	25,000	26,770
6.500%, due 07/15/48	25,000	23,855
Genesis Energy LP/Genesis Energy Finance Corp. 6.500%, due 10/01/25	75,000	69,398
7.750%, due 02/01/28	200,000	185,500
8.000%, due 01/15/27	50,000	47,515
Harvest Midstream I LP 7.500%, due 09/01/28[2]	300,000	315,075

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
Hess Midstream Operations LP 5.125%, due 06/15/28[2]	300,000	$311,340
5.625%, due 02/15/26[2]	175,000	181,635
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[2]	150,000	150,892
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500%, due 02/01/26[2,12]	300,000	304,125
NuStar Logistics LP 6.000%, due 06/01/26	75,000	79,688
6.375%, due 10/01/30	25,000	27,531
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	375,000	359,625
Plains All American Pipeline LP, Series B, (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[5,7]	625,000	518,625
Rockies Express Pipeline LLC 3.600%, due 05/15/25[2]	75,000	77,078
4.800%, due 05/15/30[2]	50,000	52,500
4.950%, due 07/15/29[2]	25,000	26,906
6.875%, due 04/15/40[2]	100,000	111,500
7.500%, due 07/15/38[2,4]	25,000	28,375
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	250,000	240,000
5.750%, due 04/15/25	63,000	49,298
Summit Midstream Partners LP, Series A, (fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[5,7]	350,000	126,875
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[2]	50,000	50,902
6.000%, due 12/31/30[2]	125,000	125,312
7.500%, due 10/01/25[2]	100,000	106,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000%, due 01/15/32[2,12]	175,000	173,250
4.250%, due 11/15/23	75,000	75,367
4.875%, due 02/01/31[2]	225,000	234,787
5.000%, due 01/15/28	250,000	258,125
5.500%, due 03/01/30	25,000	26,578
5.875%, due 04/15/26	450,000	471,379
TransMontaigne Partners LP/TLP Finance Corp. 6.125%, due 02/15/26	100,000	100,500
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[2]	600,000	525,000
6.750%, due 05/02/25[3]	150,000	131,250
Western Midstream Operating LP 3.950%, due 06/01/25	25,000	25,375
4.000%, due 07/01/22	25,000	25,631
4.500%, due 03/01/28	125,000	129,375
4.650%, due 07/01/26	25,000	26,250
4.750%, due 08/15/28	100,000	105,750
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
5.300%, due 02/01/30		175,000	$192,500
5.300%, due 03/01/48		225,000	230,625
5.450%, due 04/01/44		150,000	157,312
5.500%, due 08/15/48		75,000	74,250
			9,977,348
Real estate—5.5%
Agile Group Holdings Ltd. (fixed, converts to FRN on 12/04/23), 8.375%, due 12/04/23[3,5,7]		400,000	423,764
Aroundtown SA (fixed, converts to FRN on 01/17/24), 2.125%, due 01/17/24[3,5,7]	EUR	200,000	240,892
Central China Real Estate Ltd. 7.250%, due 04/24/23[3]		300,000	299,603
Central Plaza Development Ltd. EMTN (fixed, converts to FRN on 11/14/24), 5.750%, due 11/14/24[3,5,7]		200,000	196,485
China Aoyuan Group Ltd. 5.375%, due 09/13/22[3]		300,000	304,464
6.200%, due 03/24/26[3]		300,000	307,103
China Evergrande Group 7.500%, due 06/28/23[3]		200,000	172,900
9.500%, due 04/11/22[3,4]		200,000	189,998
9.500%, due 03/29/24[3]		850,000	739,500
10.000%, due 04/11/23[3]		200,000	183,600
China SCE Group Holdings Ltd. 7.375%, due 04/09/24[3]		600,000	630,750
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[3]		500,000	506,750
6.550%, due 03/28/24[3]		200,000	212,600
Consus Real Estate AG 9.625%, due 05/15/24[2]	EUR	300,000	389,185
9.625%, due 05/15/24[3]	EUR	200,000	259,457
Dar Al-Arkan Sukuk Co. Ltd. EMTN 6.875%, due 04/10/22[3]		200,000	204,540
Easy Tactic Ltd. 8.625%, due 02/27/24[3]		300,000	279,900
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[3]		300,000	300,281
10.875%, due 01/09/23[3]		300,000	306,057
11.750%, due 04/17/22[3]		200,000	208,100
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	131,939
Greenland Global Investment Ltd. 6.750%, due 09/26/23[3]		200,000	179,000
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		100,000	103,000
Hong Seng Ltd. 9.875%, due 08/27/22[3]		250,000	253,742
Howard Hughes Corp./The 5.375%, due 03/15/25[2]		75,000	77,326
5.375%, due 08/01/28[2]		125,000	131,875
Howard Hughes Corp/The 4.125%, due 02/01/29[2,12]		100,000	99,561

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
4.375%, due 02/01/31[2,12]		25,000	$24,948
Hunt Cos., Inc. 6.250%, due 02/15/26[2]		175,000	178,937
Jababeka International BV 6.500%, due 10/05/23[3]		200,000	195,000
Kaisa Group Holdings Ltd. 10.500%, due 01/15/25[3]		500,000	491,238
11.500%, due 01/30/23[3]		400,000	413,952
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		175,000	177,712
KWG Group Holdings Ltd. 7.875%, due 09/01/23[3]		200,000	208,300
KWG Group Holdings Ltd. EMTN 7.400%, due 03/05/24[3]		200,000	211,977
New Metro Global Ltd. 4.800%, due 12/15/24[3]		200,000	201,270
Newmark Group, Inc. 6.125%, due 11/15/23		150,000	162,934
Peach Property Finance GmbH 4.375%, due 11/15/25[2]	EUR	125,000	156,520
4.375%, due 11/15/25[3]	EUR	200,000	250,432
Powerlong Real Estate Holdings Ltd. 6.950%, due 07/23/23[3]		250,000	260,750
Realogy Group LLC/Realogy Co-Issuer Corp. 5.750%, due 01/15/29[2]		150,000	153,187
7.625%, due 06/15/25[2]		100,000	108,625
9.375%, due 04/01/27[2]		75,000	83,156
Redsun Properties Group Ltd. 9.700%, due 04/16/23[3]		250,000	263,250
RKPF Overseas 2019 A Ltd. 6.700%, due 09/30/24[3]		500,000	529,930
Ronshine China Holdings Ltd. 8.100%, due 06/09/23[3]		300,000	305,223
Scenery Journey Ltd. 11.500%, due 10/24/22[3]		400,000	379,138
Shimao Group Holdings Ltd. 5.600%, due 07/15/26[3]		250,000	274,975
Sunac China Holdings Ltd. 6.500%, due 01/10/25[3]		400,000	402,200
Theta Capital Pte Ltd. 8.125%, due 01/22/25[3]		200,000	201,006
Times China Holdings Ltd. 5.750%, due 04/26/22[3]		200,000	202,498
6.200%, due 03/22/26[3]		200,000	207,603
6.750%, due 07/16/23[3]		200,000	208,687
Yango Justice International Ltd. 9.250%, due 04/15/23[3]		200,000	211,276
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[3]		300,000	304,650
6.800%, due 02/27/24[3]		200,000	210,248
Yuzhou Group Holdings Co. Ltd. 7.375%, due 01/13/26[3]		400,000	418,322
8.500%, due 02/26/24[3]		200,000	214,600
Zhenro Properties Group Ltd. 7.875%, due 04/14/24[3]		200,000	206,100
			15,151,016
	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—1.4%
ESH Hospitality, Inc. 4.625%, due 10/01/27[2]	150,000	$153,372
5.250%, due 05/01/25[2]	100,000	102,000
FelCor Lodging LP 6.000%, due 06/01/25	350,000	359,187
GEO Group, Inc./The 6.000%, due 04/15/26[4]	200,000	143,500
HAT Holdings I LLC/HAT Holdings II LLC 3.750%, due 09/15/30[2]	50,000	50,313
5.250%, due 07/15/24[2]	100,000	103,720
Iron Mountain, Inc. 4.500%, due 02/15/31[2]	175,000	178,951
4.875%, due 09/15/29[2]	50,000	51,919
5.000%, due 07/15/28[2]	50,000	52,547
5.250%, due 07/15/30[2]	200,000	212,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]	100,000	95,808
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp. 5.250%, due 03/15/22[2]	225,000	226,125
MPT Operating Partnership LP/MPT Finance Corp. 3.500%, due 03/15/31	25,000	25,233
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 5.875%, due 10/01/28[2]	50,000	52,375
7.500%, due 06/01/25[2]	175,000	188,562
Service Properties Trust 3.950%, due 01/15/28	25,000	22,750
4.350%, due 10/01/24	275,000	270,064
4.375%, due 02/15/30	75,000	68,250
4.950%, due 02/15/27[4]	100,000	96,500
4.950%, due 10/01/29[4]	75,000	70,938
5.000%, due 08/15/22	175,000	176,313
5.250%, due 02/15/26	50,000	49,250
7.500%, due 09/15/25	50,000	56,287
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.125%, due 12/15/24[2]	200,000	205,940
7.875%, due 02/15/25[2]	125,000	134,182
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.000%, due 04/15/23[2]	175,000	178,719
6.500%, due 02/15/29[2,12]	200,000	200,000
8.250%, due 10/15/23	25,000	25,340
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]	150,000	155,153
XHR LP 6.375%, due 08/15/25[2]	125,000	130,625
		3,835,923
Retail—4.5%
1011778 BC ULC/New Red Finance, Inc. 3.500%, due 02/15/29[2]	50,000	49,906
4.000%, due 10/15/30[2]	425,000	421,812
4.250%, due 05/15/24[2]	52,000	52,914

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
Abercrombie & Fitch Management Co. 8.750%, due 07/15/25[2]		125,000	$138,750
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[3]		200,000	210,002
5.875%, due 04/04/27[2]		100,000	105,001
Asbury Automotive Group, Inc. 4.500%, due 03/01/28		15,000	15,413
4.750%, due 03/01/30		25,000	26,293
BCPE Ulysses Intermediate, Inc. 7.750% Cash or 8.500% PIK, 7.750%, due 04/01/27[2,6]		100,000	99,500
Beacon Roofing Supply, Inc. 4.500%, due 11/15/26[2]		75,000	78,328
4.875%, due 11/01/25[2]		125,000	126,525
Burlington Coat Factory Warehouse Corp. 6.250%, due 04/15/25[2]		50,000	53,500
eG Global Finance PLC 4.375%, due 02/07/25[3]	EUR	200,000	238,778
6.250%, due 10/30/25[3]	EUR	125,000	155,380
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[4]		230,000	224,250
6.750%, due 06/15/23		150,000	148,688
10.000%, due 04/15/25[2]		50,000	55,688
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20[8]		100,000	45,384
FirstCash, Inc. 4.625%, due 09/01/28[2]		125,000	129,569
Foodco Bondco SA 6.250%, due 05/15/26[3]	EUR	200,000	222,740
Gap Inc/The 8.625%, due 05/15/25[2]		125,000	139,963
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		475,000	476,092
8.750%, due 10/01/25[2,4]		496,000	513,980
Goldstory Sas, 144A, 5.375%, due 03/01/26[2]	EUR	125,000	151,694
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[3]		600,000	625,500
Hema Bondco I BV 7.500%, due 10/19/25[3]	EUR	470,020	587,390
Hema BV, 7.000% Cash or 3.000% PIK, 10.000%, due 04/19/25[2,6]	EUR	38,722	49,869
IRB Holding Corp. 6.750%, due 02/15/26[2]		125,000	128,809
7.000%, due 06/15/25[2]		125,000	135,759
Jsm Global SARL 4.750%, due 10/20/30[2]		500,000	526,880
Ken Garff Automotive LLC 4.875%, due 09/15/28[2]		75,000	77,066
L Brands, Inc. 6.625%, due 10/01/30[2]		200,000	223,885
6.750%, due 07/01/36		625,000	714,062
6.875%, due 07/01/25[2]		50,000	54,447
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
6.875%, due 11/01/35		75,000	$86,947
7.500%, due 06/15/29		50,000	56,000
9.375%, due 07/01/25[2]		75,000	92,625
LBM Acquisition LLC 6.250%, due 01/15/29[2]		75,000	75,915
Lithia Motors, Inc. 4.375%, due 01/15/31[2]		50,000	52,925
4.625%, due 12/15/27[2]		75,000	79,125
5.250%, due 08/01/25[2]		100,000	103,750
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	450,000	493,254
Michaels Stores, Inc. 4.750%, due 10/01/27[2]		175,000	179,375
8.000%, due 07/15/27[2]		150,000	160,755
Murphy Oil USA, Inc. 3.750%, due 02/15/31[2]		25,000	25,000
4.750%, due 09/15/29		150,000	160,537
5.625%, due 05/01/27		25,000	26,756
PetSmart, Inc. 7.125%, due 03/15/23[2]		850,000	852,082
Pizzaexpress Financing 2 PLC 6.625%, due 08/01/21[3]	GBP	425,000	361,035
Rite Aid Corp. 7.500%, due 07/01/25[2]		52,000	54,730
8.000%, due 11/15/26[2]		178,000	191,350
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500%, due 11/28/25[2]		50,000	52,125
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	289,437
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, due 09/30/26[2]		75,000	78,750
Staples, Inc. 7.500%, due 04/15/26[2]		425,000	433,538
10.750%, due 04/15/27[2]		350,000	339,447
Stonegate Pub Co. Financing 2019 PLC 8.250%, due 07/31/25[2]	GBP	325,000	457,990
Tendam Brands SAU 5.000%, due 09/15/24[3]	EUR	100,000	112,860
3 mo. Euribor + 5.250%, 5.250%, due 09/15/24[3,5]	EUR	150,000	168,835
Very Group Funding PLC 7.750%, due 11/15/22[2]	GBP	325,000	453,163
			12,442,123
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/17[9,10,11]		500,000	6,000
Semiconductors—0.2%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		100,000	108,875
Entegris, Inc. 4.625%, due 02/10/26[2]		200,000	207,125

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—(concluded)
ON Semiconductor Corp. 3.875%, due 09/01/28[2]		100,000	$103,625
Qorvo, Inc. 4.375%, due 10/15/29		50,000	54,563
			474,188
Software—1.3%
Ascend Learning LLC 6.875%, due 08/01/25[2]		100,000	103,125
6.875%, due 08/01/25[2]		75,000	76,875
Boxer Parent Co., Inc. 6.500%, due 10/02/25[2]	EUR	150,000	194,648
7.125%, due 10/02/25[2]		75,000	81,102
9.125%, due 03/01/26[2]		75,000	79,883
BY Crown Parent LLC 7.375%, due 10/15/24[2]		200,000	202,292
Camelot Finance SA 4.500%, due 11/01/26[2]		200,000	208,000
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		350,000	359,313
Dun & Bradstreet Corp./The 10.250%, due 02/15/27[2]		255,000	284,962
IQVIA, Inc. 3.250%, due 03/15/25[3]	EUR	200,000	244,758
J2 Global, Inc. 4.625%, due 10/15/30[2]		275,000	287,375
Open Text Corp. 3.875%, due 02/15/28[2]		175,000	179,375
5.875%, due 06/01/26[2]		150,000	155,970
Open Text Holdings, Inc. 4.125%, due 02/15/30[2]		175,000	183,698
Rackspace Technology Global, Inc. 5.375%, due 12/01/28[2]		100,000	104,250
Rocket Software, Inc. 6.500%, due 02/15/29[2]		100,000	100,000
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		325,000	344,178
Veritas US, Inc./Veritas Bermuda Ltd. 7.500%, due 09/01/25[2]		250,000	256,875
10.500%, due 02/01/24[2]		200,000	200,500
			3,647,179
Telecommunications—6.5%
Altice France Holding SA 6.000%, due 02/15/28[2]		400,000	403,000
8.000%, due 05/15/27[3]	EUR	225,000	299,261
10.500%, due 05/15/27[2]		400,000	448,500
Altice France SA 3.375%, due 01/15/28[2]	EUR	350,000	421,026
3.375%, due 01/15/28[3]	EUR	400,000	481,172
7.375%, due 05/01/26[2]		200,000	209,190
CommScope Technologies LLC 6.000%, due 06/15/25[2]		411,000	419,693
CommScope, Inc. 5.500%, due 03/01/24[2]		50,000	51,307
6.000%, due 03/01/26[2]		50,000	52,938
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
7.125%, due 07/01/28[2]		100,000	$106,401
8.250%, due 03/01/27[2]		75,000	80,771
Consolidated Communications, Inc. 6.500%, due 10/01/28[2]		75,000	81,587
Digicel Group 0.5 Ltd., 5.000% Cash or 8.000% PIK, 8.000%, due 04/01/25[2,6]		102,136	62,303
8.000% Cash or 10.000% PIK, 10.000%, due 04/01/24[6]		401,575	377,480
PIK, 7.000%, due 02/16/21[2,6,7]		40,669	13,014
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. 8.000%, due 12/31/26[2]		24,168	20,543
8.750%, due 05/25/24[2]		60,541	62,963
6.000% Cash or 7.000% PIK, 13.000%, due 12/31/25[2,6]		32,094	32,254
Embarq Corp. 7.995%, due 06/01/36		325,000	398,235
Frontier Communications Corp. 5.000%, due 05/01/28[2]		100,000	103,688
5.875%, due 10/15/27[2]		25,000	26,868
6.750%, due 05/01/29[2]		150,000	157,549
10.500%, due 09/15/22[8]		975,000	516,750
HC2 Holdings, Inc. 8.500%, due 02/01/26[2,12]		50,000	50,063
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		300,000	339,315
Intelsat Jackson Holdings SA 8.500%, due 10/15/24[2,8]		525,000	379,312
Intelsat Luxembourg SA 7.750%, due 06/01/21[8]		25,000	1,969
8.125%, due 06/01/23[8]		165,000	12,010
Level 3 Financing, Inc. 3.750%, due 07/15/29[2]		75,000	75,413
LogMeIn, Inc. 5.500%, due 09/01/27[2]		325,000	340,031
Lorca Telecom Bondco SA 4.000%, due 09/18/27[2]	EUR	225,000	287,493
4.000%, due 09/18/27[3]	EUR	100,000	127,775
Lumen Technologies, Inc. 4.500%, due 01/15/29[2]		150,000	153,969
5.125%, due 12/15/26[2]		250,000	265,845
Series W, 6.750%, due 12/01/23		175,000	193,953
Millicom International Cellular SA 6.250%, due 03/25/29[3]		200,000	222,326
6.250%, due 03/25/29[2]		250,000	277,907
6.625%, due 10/15/26[3]		250,000	267,969
MTN Mauritius Investments Ltd. 6.500%, due 10/13/26[3]		200,000	231,309
Network i2i Ltd. (fixed, converts to FRN on 01/15/25), 5.650%, due 01/15/25[3,5,7]		300,000	317,400
Nokia of America Corp. 6.450%, due 03/15/29		300,000	327,000

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
QualityTech LP/QTS Finance Corp. 3.875%, due 10/01/28[2]		50,000	$51,010
SoftBank Group Corp. 3.125%, due 09/19/25[3]	EUR	975,000	1,217,585
4.000%, due 09/19/29[3]	EUR	300,000	389,404
4.500%, due 04/20/25[3]	EUR	100,000	131,518
5.000%, due 04/15/28[3]	EUR	100,000	136,206
Sprint Capital Corp. 8.750%, due 03/15/32		345,000	526,987
Sprint Communications, Inc. 9.250%, due 04/15/22		225,000	245,549
Sprint Corp. 7.625%, due 03/01/26		175,000	215,687
7.875%, due 09/15/23		500,000	577,500
Switch Ltd. 3.750%, due 09/15/28[2]		75,000	76,586
T-Mobile USA, Inc. 2.250%, due 02/15/26		25,000	25,264
2.625%, due 02/15/29		225,000	225,817
6.000%, due 04/15/24		100,000	101,098
TalkTalk Telecom Group PLC 3.875%, due 02/20/25[3]	GBP	100,000	133,079
Telecom Argentina SA 8.500%, due 08/06/25[2]		763,000	678,116
Telecom Italia Capital SA 6.000%, due 09/30/34		300,000	359,062
6.375%, due 11/15/33		75,000	92,552
7.200%, due 07/18/36		50,000	66,054
Telecom Italia Finance SA EMTN 7.750%, due 01/24/33	EUR	750,000	1,345,658
Telecom Italia SpA 5.303%, due 05/30/24[2]		25,000	27,162
Telecom Italia SpA EMTN 2.375%, due 10/12/27[3]	EUR	275,000	347,509
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		100,000	103,990
6.500%, due 10/15/27[2,4]		125,000	132,385
Total Play Telecomunicaciones SA de CV 7.500%, due 11/12/25[2]		450,000	444,645
Vmed O2 UK Financing I PLC 3.250%, due 01/31/31[2]	EUR	300,000	371,346
4.250%, due 01/31/31[2]		400,000	399,084
Vodafone Group PLC (fixed, converts to FRN on 10/03/23), 3.100%, due 01/03/79[3,5]	EUR	225,000	282,605
(fixed, converts to FRN on 07/03/28), 4.200%, due 10/03/78[3,5]	EUR	125,000	172,552
(fixed, converts to FRN on 01/04/29), 7.000%, due 04/04/79[5]		275,000	341,892
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.750%, due 08/15/28[2]		100,000	101,250
Zayo Group Holdings, Inc. 4.000%, due 03/01/27[2]		50,000	50,141
6.125%, due 03/01/28[2]		75,000	78,013
			18,144,858
	Face amount[1]		Value
Corporate bonds—(concluded)
Textiles—0.3%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 5.375%, due 05/01/23[3]	EUR	253,000	$258,671
5.375%, due 05/01/23[2]	EUR	300,000	303,880
LSF9 Balta Issuer SARL 7.750%, due 09/15/22[3]	EUR	182,250	212,331
			774,882
Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.450%, due 11/01/41		25,000	27,625
5.875%, due 12/15/27[2]		50,000	55,137
6.200%, due 10/01/40		25,000	29,250
6.750%, due 12/31/25[2]		125,000	131,287
			243,299
Transportation—0.7%
CMA CGM SA 5.250%, due 01/15/25[3]	EUR	325,000	394,818
7.500%, due 01/15/26[3]	EUR	100,000	129,654
Hawaiianmiles Loyalty, Ltd. 5.750%, due 01/20/26[2]		125,000	130,000
Rumo Luxembourg SARL 5.875%, due 01/18/25[3]		500,000	528,250
Transnet SOC Ltd. 4.000%, due 07/26/22[3]		250,000	255,175
Western Global Airlines LLC 10.375%, due 08/15/25[2]		125,000	139,375
XPO Logistics, Inc. 6.125%, due 09/01/23[2]		150,000	152,438
6.250%, due 05/01/25[2]		275,000	295,281
			2,024,991
Trucking & leasing—0.3%
DAE Funding LLC 5.250%, due 11/15/21[2]		300,000	306,810
Fly Leasing Ltd. 5.250%, due 10/15/24[4]		200,000	195,250
Fortress Transportation and Infrastructure Investors LLC 6.500%, due 10/01/25[2]		200,000	207,000
6.750%, due 03/15/22[2]		26,000	26,000
9.750%, due 08/01/27[2]		125,000	141,337
			876,397
Total corporate bonds (cost—$258,778,457)			265,369,224
Loan assignments—1.1%
Auto manufacturers—0.0%†
Clarios Global LP, USD Term Loan B, (1 mo. USD LIBOR + 0.121%), 3.621%, due 04/30/26[5]		22,717	22,682

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Broadcast—0.3%
Allen Media LLC, 2020 Term Loan B, (3 mo. USD LIBOR + 0.254%), 5.754%, due 02/10/27[5]	123,653	$123,228
Ascent Resources—Utica, 2020 Fixed 2nd Lien Term Loan, (3 mo. USD LIBOR + 0.000%), 10.000%, due 11/01/25[5]	253,000	275,770
Asurion LLC, 2020 Term Loan B8, (1 mo. USD LIBOR + 0.121%), 3.371%, due 12/23/26[5]	95,930	95,371
Endure Digital Inc., Delayed Draw Term Loan, 1.000%, due 01/27/28	14,531	14,486
Term Loan, 1.000%, due 01/27/28	60,469	60,280
Frontier Communications Corp., 2020 Exit Term Loan, (1 mo. USD LIBOR + 0.121%), 5.750%, due 10/08/21[5]	150,000	149,859
Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 11.000%, due 12/23/25[14]	16,892	17,399
Term Loan B, (3 mo. USD LIBOR + 0.212%), 11.000%, due 12/23/25[5]	233,108	240,101
		976,494
Chemicals—0.1%
Consolidated Energy Finance SA, Term Loan B, (1 mo. USD LIBOR + 0.130%), 2.630%, due 05/07/25[5]	194,566	189,702
Containers & packaging—0.1%
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. USD LIBOR + 0.238%), 4.000%, due 12/29/23[5]	272,847	272,718
Electric—0.1%
Pacific Gas & Electric Co., 2020 Term Loan, (3 mo. USD LIBOR + 3.250%), 6.750%, due 06/23/25[5]	149,250	150,444
Entertainment—0.1%
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. USD LIBOR + 0.000%), 3.000%, due 12/01/23[5,6]	199,255	194,273
	Face amount[1]	Value
Loan assignments—(continued)
Financial services—0.0%†
UFC Holdings LLC, 2019 Term Loan, (6 mo. USD LIBOR + 0.255%), 4.250%, due 04/29/26[5]	98,331	$98,135
Gaming—0.0%†
Boyd Gaming Corp., Term Loan B3, (1 week USD LIBOR + 0.092%), 2.342%, due 09/15/23[5]	62,523	62,294
Insurance—0.0%†
Hub International Ltd., 2018 Term Loan B, (2 mo. USD LIBOR + 0.160%), 2.910%, due 04/25/25[5]	48,316	47,865
Lodging—0.1%
Golden Nugget, Inc., 2017 Incremental Term Loan B, (2 mo. USD LIBOR + 0.159%), 3.250%, due 10/04/23[5]	161,715	158,228
2020 Initial Term Loan, (3 mo. USD LIBOR + 0.254%), 13.000%, due 10/04/23[5]	25,000	28,250
		186,478
Media—0.1%
Altice France SA, 2018 Term Loan B13, (1 mo. USD LIBOR + 0.127%), 4.127%, due 08/14/26[5]	166,291	165,806
Diamond Sports Group LLC, Term Loan, (1 mo. USD LIBOR + 0.121%), 3.380%, due 08/24/26[5]	98,750	83,855
		249,661
Media-publishing—0.1%
Cengage Learning, Inc., 2016 Term Loan B, (3 mo. USD LIBOR + 0.212%), 5.250%, due 06/07/23[5]	221,521	212,633
Oil & gas—0.1%
Apergy Corp., 2020 Term Loan, (3 mo. USD LIBOR + 0.234%), 6.000%, due 05/28/27[5]	120,949	122,991
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. USD LIBOR + 0.212%), 8.000%, due 08/01/23[5]	172,813	161,580
Parker Drilling Co., 2nd Lien PIK Term Loan, (3 mo. USD LIBOR + 0.000%), 11.000%, due 03/26/24[5,6]	26,682	24,013
		308,584

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Face amount[1]	Value
Loan assignments—(concluded)
Retail-restaurants—0.0%†
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. USD LIBOR + 0.121%), 1.871%, due 11/19/26[5]	108,101	$107,268
Total loan assignments (cost—$3,076,915)		3,079,231
Non-U.S. government agency obligations—0.2%
Turkiye Ihracat Kredi Bankasi AS 5.375%, due 10/24/23[2]	200,000	202,812
5.375%, due 10/24/23[3]	200,000	202,813
5.375%, due 10/24/23[3]	50,000	50,703
Total non-U.S. government agency obligations (cost—$443,952)		456,328
	Number of shares
Common stocks—0.4%
Aerospace & defense—0.0%†
Egmv13794[9]	2,750	0
Chemicals—0.1%
Cloud Peak Energy, Inc.*,9,11	66	0
Hexion Holdings Corp., Class B*	17,052	247,766
		247,766
Energy equipment & services—0.1%
FTS International, Inc.*	8,650	145,839
Parker Drilling Co.*	1,153	5,073
		150,912
Metals & mining—0.0%†
Aleris International*,9,10,11	795	15,900
Oil, gas & consumable fuels—0.2%
California Resources Corp.*	15,962	368,562
Denbury, Inc.*	4,867	139,245
SandRidge Energy, Inc.*	118	498
Superior Energy Services*	18,251	23,909
		532,214
Software—0.0%†
Avaya Holdings Corp.*	3,757	83,556
Specialty retail—0.0%†
Rue21, Inc.*,9,10,11	16	1,299
Total common stocks (cost—$1,443,850)		1,031,647
	Number of warrants	Value
Warrants—0.0%†
Media—0.0%†
iHeartMedia, Inc. expires 05/01/39*,10	1,347	$19,060
		19,060
Oil & Gas—0.0%†
California Resources Corp. expire 10/27/24*	201	790
Chaparral Energy, Inc. expires 10/01/24*,10,11	9	0
Chaparral Energy, Inc. expires 10/01/25*,10,11	9	0
Denbury, Inc. expires 09/18/25*	1,376	8,256
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,886	64
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*	1,215	32
		9,142
Paper & forest products—0.0%†
Appvion Holding Corp. expires 06/13/23*,9,10,11	1,268	0
		0
Total warrants (cost—$47,892)		28,202
	Number of shares
Short-term investments—1.3%
Investment companies—1.3%
State Street Institutional U.S. Government Money Market Fund, 0.001%[15] (cost—$3,630,918)	3,630,918	3,630,918
Investment of cash collateral from securities loaned—2.3%
Money market funds—2.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[15] (cost—$6,231,925)	6,231,925	6,231,925
Total investments (cost—$273,653,909)—101.0%		279,827,475
Liabilities in excess of other assets—(1.0)%		(2,637,082)
Net assets—100.0%		$277,190,393

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	EUR	41,782,639	USD	51,323,036	02/05/21	$614,511
SSC	GBP	4,565,610	USD	6,211,645	02/05/21	(44,005)
SSC	USD	440,802	EUR	358,049	02/05/21	(6,263)
SSC	USD	310,000	EUR	255,191	02/05/21	(294)
Net unrealized appreciation (depreciation)						$563,949

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$265,351,224	$18,000	$265,369,224
Loan assignments	—	3,079,231	—	3,079,231
Non-U.S. government agency obligations	—	456,328	—	456,328
Common stocks	990,539	23,909	17,199	1,031,647
Warrants	9,142	19,060	—	28,202
Short-term investments	—	3,630,918	—	3,630,918
Investment of cash collateral from securities loaned	—	6,231,925	—	6,231,925
Forward foreign currency contracts	—	614,511	—	614,511
Total	$999,681	$279,407,106	$35,199	$280,441,986
Liabilities
Forward foreign currency contracts	$—	$(50,562)	$—	$(50,562)

At January 31, 2021, there were $7,300 transferred in of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $133,186,238, represented 48.3% of the Portfolio's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

PACE High Yield Investments

Portfolio of investments—January 31, 2021 (unaudited)

Portfolio footnotes—(concluded)

4  Security, or portion thereof, was on loan at the period end.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

7  Perpetual investment. Date shown reflects the next call date.

8  Bond interest in default.

9  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

10  This security is considered restricted. At period end, the value of restricted securities was $86,290, represented 0.0% of the Fund's net assets. The table below provides further information.

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 01/31/21	Value as a percentage of net assets
Aleris International	7/30/10	$13,981	0.0%	$15,900	0.0%
Appvion, Inc.	6/1/20	650,000	0.2	6,500	0.0
Appvion Holding Corp. expires 06/13/23	8/23/18	—	—	—	—
Bruce Mansfield Unit 1	9/8/20	398,379	0.1	10,000	0.0
Chaparral Energy, Inc. Co.	11/27/20	20,875	0.0	19,205	0.0
Chaparral Energy, Inc. expires 10/01/24	10/29/20	—	—	—	—
Chaparral Energy, Inc. expires 10/01/25	10/29/20	—	—	—	—
Cloud Peak Energy 3.000%, due 03/15/24	7/30/15-12/17/19	433,085	0.2	5,500	0.0
iHeartMedia Inc. expires 05/01/39	7/31/19	22,593	0.0	19,060	0.0
Sanchez Energy Corp. 6.125%, due 01/15/23	10/30/17-12/1/17	317,406	0.1	1,750	0.0
Sanchez Energy Corp. 7.750%, due 06/15/21	11/3/17-12/1/17	469,688	0.2	2,375	0.0
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	—	—	6,000	0.0

11  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

12  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

13  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

14  All or a portion of the loan commitment is unfunded.

15  Rates shown reflect yield at January 31, 2021.
See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 18.91% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned 17.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 154. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor to relative returns with additive results spread across 8 of 11 GICS3 sectors. Stock selection within Financials, Energy and Utilities sectors was most additive while stock selection within Materials and Consumer Staples was the most significant detractor. Sector allocation was also positive, particularly the overweight to the Financials sector, one of the top returning sectors (+25.13%) in the benchmark during this time period. This offset relative performance weakness from the overweight to the Energy sector, which rebounded strongly in Q4 2020 but lagged the broader benchmark over this reporting period. The cash allocation was an additional drag on performance given the overall strength of the equity market.

Risk factors were also supportive of performance for the period. The Portfolio benefitted from its pro-cyclical positioning, largely driven by the deep value manager Pzena. The subadvisors found attractive valuation opportunities within cyclical companies that had been punished earlier in 2020 on COVID concerns, but which rebounded during this reporting period as positive news developments regarding availability of a COVID vaccine and clarity around the US Presidential election contributed to positive equity market performance. Also notable is that during this period, Boston Partners and River Road were terminated to fund a new quality value manager, Wellington, as well as to increase exposure to LA Capital, a quantitative manager in an effort to improve risk-adjusted performance for the Portfolio.

Derivatives were not used during the reporting period

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  GICS is a four-tiered, hierarchical industry classification system. It consists of 11 Sectors, 24 Industry Groups, 69 Industries and 158 Sub-Industries.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena"); Boston Partners Global Investors, Inc. ("Boston Partners") (Terminated effective close of business on November 12, 2020);

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road") (Terminated effective close of business on November 12, 2020);

Wellington Management Company LLP ("Wellington") effective November 13, 2020

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver; Boston Partners: Martin P. MacDonnell, CFA, Mark Donovan, CFA, David J. Pyle, David J. Cohen and Stephanie McGirr;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff and Andrew R. McIntosh;

Wellington: W. Michael Reckmeyer III, CFA, Matthew C. Hand, CFA

(continued on next page)

PACE Large Co Value Equity Investments

Investment process
(concluded)

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

• A "long/short" or "130/30" equity strategy in which the subadvisor invests in companies with attractive valuations, business fundamentals and business momentum implemented using a blend of quantitative and fundamental analysis.

• A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, quantitative factor based approach to investing.

• A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.69%	1.05%	8.37%	8.34%
Class Y2	18.85	1.32	8.65	8.61
Class P3	18.91	1.33	8.64	8.61
After deducting maximum sales charge
Class A1	12.17	(4.50)	7.15	7.73
Russell 1000 Value Index[4]	17.00	4.09	10.71	10.15
Lipper Multi-Cap Value Funds median	18.51	5.24	10.11	9.07

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.44%	(2.64)%	7.41%	8.67%
Class Y2	23.58	(2.37)	7.69	8.94
Class P3	23.62	(2.38)	7.67	8.93
After deducting maximum sales charge
Class A1	16.62	(8.01)	6.20	8.06

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.47% and 1.47%; Class Y—1.55% and 1.23%; and Class P—1.24% and 1.23% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten holdings (long holdings)	Percentage of net assets
JPMorgan Chase & Co.	3.4%
Johnson & Johnson	3.4
Cisco Systems, Inc.	2.9
Philip Morris International, Inc.	2.6
MetLife, Inc.	2.4
Comcast Corp., Class A	2.4
Morgan Stanley	2.1
UnitedHealth Group, Inc.	2.1
Bank of America Corp.	2.1
Archer-Daniels-Midland Co.	2.0
Total	25.4%
Top ten holdings (short holdings)	Percentage of net assets
Jacobs Engineering Group, Inc.	(0.3)%
Ciena Corp.	(0.3)
Liberty Broadband Corp., Class C	(0.3)
Las Vegas Sands Corp.	(0.3)
Cabot Oil & Gas Corp.	(0.3)
Progressive Corp./The	(0.2)
Vail Resorts, Inc.	(0.2)
Huntsman Corp.	(0.2)
Cree, Inc.	(0.2)
United Rentals, Inc.	(0.2)
Total	(2.5)%
Top five issuer breakdown by country or territory of origin (long holdings)	Percentage of net assets
United States	108.3%
Canada	0.8
Netherlands	0.2
United Kingdom	0.2
Peru	0.2
Total	109.7%
Sectors (long holdings)	Percentage of net assets
Financials	28.5%
Health Care	16.4
Consumer Discretionary	13.4
Industrials	12.8
Information Technology	12.2
Consumer Staples	7.9
Utilities	5.8
Energy	5.0
Materials	4.2
Communication Services	1.3
Telecommunication Services	0.8
Real Estate	0.3
Total	108.6%
Top five issuer breakdown by country or territory of origin (short holdings)	Percentage of net assets
United States	(9.7)%
Ireland	(0.2)
United Kingdom	(0.1)
Total	(10.0)%
Sectors (short holdings)	Percentage of net assets
Consumer Discretionary	(2.3)%
Financials	(1.4)
Industrials	(1.3)
Information Technology	(1.2)
Health Care	(0.9)
Communication Services	(0.8)
Utilities	(0.7)
Energy	(0.6)
Materials	(0.6)
Consumer Staples	(0.2)
Total	(10.0)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—108.6%
Aerospace & defense—4.3%
Boeing Co./The	7,310	$1,419,529
Curtiss-Wright Corp.	18,930	1,964,745
General Dynamics Corp.	130,358	19,120,911
Raytheon Technologies Corp.	292,798	19,538,411
		42,043,596
Air freight & logistics—0.5%
Expeditors International of Washington, Inc.	24,562	2,198,790
FedEx Corp.	7,860	1,849,773
United Parcel Service, Inc., Class B	6,960	1,078,800
		5,127,363
Auto components—0.8%
Aptiv PLC	4,900	654,640
Gentex Corp.	57,560	1,902,358
Lear Corp.	35,842	5,403,540
		7,960,538
Automobiles—0.9%
Ford Motor Co.	544,701	5,735,702
General Motors Co.	33,280	1,686,630
Harley-Davidson, Inc.	38,060	1,525,825
		8,948,157
Banks—10.1%
Bank of America Corp.[1]	679,646	20,151,504
Citigroup, Inc.[1]	167,917	9,737,507
First Hawaiian, Inc.	53,850	1,252,012
Huntington Bancshares, Inc.	92,270	1,220,271
JPMorgan Chase & Co.[1]	259,349	33,370,436
M&T Bank Corp.	26,010	3,445,545
People's United Financial, Inc.	120,420	1,644,937
Popular, Inc.	16,150	916,512
Prosperity Bancshares, Inc.	30,630	2,065,687
Truist Financial Corp.	243,413	11,678,956
U.S. Bancorp[1]	22,936	982,808
Wells Fargo & Co.[1]	338,574	10,116,591
Western Alliance Bancorp	31,130	2,122,443
		98,705,209
Beverages—0.5%
Coca-Cola Co./The[1]	92,470	4,452,430
Biotechnology—0.4%
AbbVie, Inc.[1]	15,592	1,597,868
Exelixis, Inc.*	35,800	795,118
Gilead Sciences, Inc.[1]	30,120	1,975,872
		4,368,858
Building products—0.4%
Allegion PLC	11,280	1,207,073
Carrier Global Corp.	18,111	697,273
Lennox International, Inc.	2,500	688,725
Masco Corp.	17,360	942,822
		3,535,893
	Number of shares	Value
Common stocks—(continued)
Capital markets—5.7%
BlackRock, Inc.	21,696	$15,214,537
Cboe Global Markets, Inc.	27,190	2,494,139
Charles Schwab Corp./The	19,210	990,083
CME Group, Inc.	4,420	803,291
Eaton Vance Corp.[1]	12,260	823,136
Goldman Sachs Group, Inc./The	21,835	5,920,997
LPL Financial Holdings, Inc.	11,840	1,282,746
Morgan Stanley[1]	312,666	20,964,255
Nasdaq, Inc.	10,180	1,377,049
S&P Global, Inc.	3,160	1,001,720
SEI Investments Co.	39,770	2,101,845
T. Rowe Price Group, Inc.[1]	14,980	2,344,070
		55,317,868
Chemicals—3.2%
Air Products and Chemicals, Inc.[1]	2,739	730,655
Celanese Corp.	113,131	13,818,952
Dow, Inc.	173,376	8,998,214
DuPont de Nemours, Inc.	33,004	2,622,168
FMC Corp.	6,410	694,139
Linde PLC[1]	7,900	1,938,660
LyondellBasell Industries N.V., Class A	9,450	810,432
Valvoline, Inc.	65,120	1,545,949
		31,159,169
Commercial services & supplies—0.4%
Cintas Corp.	3,448	1,096,878
Clean Harbors, Inc.*	13,751	1,065,152
Republic Services, Inc.	17,610	1,594,057
		3,756,087
Communications equipment—3.1%
Cisco Systems, Inc.	625,643	27,891,165
Motorola Solutions, Inc.	14,590	2,444,554
		30,335,719
Construction materials—0.2%
Martin Marietta Materials, Inc.	5,950	1,710,090
Vulcan Materials Co.	4,130	615,948
		2,326,038
Consumer finance—1.7%
Capital One Financial Corp.	104,636	10,909,349
Discover Financial Services	9,010	752,695
OneMain Holdings, Inc.	25,630	1,193,333
Santander Consumer USA Holdings, Inc.	18,668	412,563
Synchrony Financial[1]	105,050	3,534,933
		16,802,873
Containers & packaging—0.6%
Amcor PLC	74,470	814,702
Avery Dennison Corp.	16,630	2,508,968
Sealed Air Corp.	23,420	989,963
Sonoco Products Co.	25,647	1,485,218
		5,798,851

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Distributors—0.1%
LKQ Corp.*	26,330	$923,920
Diversified consumer services—0.2%
Frontdoor, Inc.*	24,450	1,345,728
Service Corp. International	16,140	813,940
		2,159,668
Diversified financial services—1.3%
Berkshire Hathaway, Inc., Class B*,1	22,040	5,022,255
Equitable Holdings, Inc.	187,700	4,651,206
Voya Financial, Inc.	56,156	3,114,412
		12,787,873
Diversified telecommunication services—0.8%
AT&T, Inc.[1]	135,887	3,890,445
Verizon Communications, Inc.[1]	71,400	3,909,150
		7,799,595
Electric utilities—3.2%
Edison International	53,814	3,129,822
Exelon Corp.	364,688	15,156,433
IDACORP, Inc.	17,260	1,524,058
NextEra Energy, Inc.	24,908	2,014,310
NRG Energy, Inc.[1]	198,267	8,210,237
Southern Co./The	27,023	1,592,195
		31,627,055
Electrical equipment—1.9%
AMETEK, Inc.[1]	21,370	2,420,366
Eaton Corp. PLC	120,965	14,237,580
nVent Electric PLC	59,200	1,324,896
Rockwell Automation, Inc.	4,220	1,048,797
		19,031,639
Electronic equipment, instruments & components—3.5%
Corning, Inc.	472,958	16,965,003
Dolby Laboratories, Inc., Class A1	15,450	1,360,064
Jabil, Inc.	35,658	1,475,171
SYNNEX Corp.	12,834	1,047,511
TE Connectivity Ltd.	113,539	13,670,096
		34,517,845
Energy equipment & services—2.1%
Baker Hughes Co.	272,293	5,470,366
Halliburton Co.	498,284	8,784,747
NOV, Inc.	372,043	4,605,892
Schlumberger N.V.	53,240	1,182,461
		20,043,466
Entertainment—1.0%
Activision Blizzard, Inc.	21,946	1,997,086
Electronic Arts, Inc.	8,600	1,231,520
Walt Disney Co./The*	36,950	6,213,881
		9,442,487
	Number of shares	Value
Common stocks—(continued)
Equity real estate investment trusts—3.2%
Brixmor Property Group, Inc.	84,530	$1,431,093
Camden Property Trust	6,199	633,228
Crown Castle International Corp.	95,880	15,269,849
Highwoods Properties, Inc.	40,680	1,525,093
Iron Mountain, Inc.	39,960	1,345,453
Kimco Realty Corp.	153,160	2,528,672
Lamar Advertising Co., Class A	15,340	1,239,165
Life Storage, Inc.	16,935	1,381,557
Public Storage	3,810	867,232
Regency Centers Corp.	19,310	911,046
Simon Property Group, Inc.	10,210	948,815
Ventas, Inc.	50,015	2,304,191
WP Carey, Inc.	12,620	837,968
		31,223,362
Food & staples retailing—0.6%
Sysco Corp.	12,610	901,741
Walmart, Inc.[1]	33,012	4,637,856
		5,539,597
Food products—2.4%
Archer-Daniels-Midland Co.	399,602	19,984,096
Hershey Co./The	12,910	1,877,631
Kraft Heinz Co./The	34,110	1,143,026
Lamb Weston Holdings, Inc.	11,180	835,146
		23,839,899
Health care equipment & supplies—4.5%
Abbott Laboratories[1]	36,994	4,572,088
Becton Dickinson and Co.	60,665	15,881,490
Danaher Corp.	7,840	1,864,666
Medtronic PLC[1]	159,291	17,733,867
STERIS PLC	7,750	1,450,103
Zimmer Biomet Holdings, Inc.	16,560	2,544,775
		44,046,989
Health care providers & services—3.9%
Anthem, Inc.	6,637	1,971,056
Cardinal Health, Inc.	37,597	2,020,087
Cigna Corp.	3,720	807,426
CVS Health Corp.[1]	39,920	2,860,268
HCA Healthcare, Inc.	19,010	3,088,745
Humana, Inc.	4,950	1,896,394
McKesson Corp.	26,206	4,572,161
Quest Diagnostics, Inc.	9,310	1,202,386
UnitedHealth Group, Inc.	60,446	20,163,577
		38,582,100
Hotels, restaurants & leisure—0.5%
Carnival Corp.	44,303	827,137
McDonald's Corp.[1]	3,770	783,557
Yum China Holdings, Inc.	10,320	585,247
Yum! Brands, Inc.	27,120	2,752,409
		4,948,350

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Household durables—1.6%
Garmin Ltd.	18,270	$2,098,492
Mohawk Industries, Inc.*	33,290	4,780,444
Newell Brands, Inc.	223,140	5,359,823
PulteGroup, Inc.	67,270	2,926,245
		15,165,004
Household products—1.4%
Colgate-Palmolive Co.[1]	42,300	3,299,400
Kimberly-Clark Corp.	24,740	3,268,154
Procter & Gamble Co./The[1]	50,299	6,448,835
		13,718,080
Independent power and renewable electricity producers—0.2%
Vistra Corp.[1]	87,850	1,754,364
Industrial conglomerates—1.6%
General Electric Co.	1,100,099	11,749,057
Honeywell International, Inc.[1]	21,740	4,247,344
		15,996,401
Insurance—6.8%
American International Group, Inc.	204,880	7,670,707
Arch Capital Group Ltd.*	45,040	1,414,706
Arthur J. Gallagher & Co.	7,360	849,418
Axis Capital Holdings Ltd.	82,399	3,782,114
Brown & Brown, Inc.	35,090	1,512,028
Chubb Ltd.	132,751	19,337,838
Everest Re Group Ltd.	7,561	1,595,976
Fidelity National Financial, Inc.	91,450	3,319,635
First American Financial Corp.	25,720	1,344,899
Hanover Insurance Group, Inc./The	7,432	835,877
MetLife, Inc.	489,567	23,572,651
Primerica, Inc.	5,490	764,812
		66,000,661
Interactive media & services—1.1%
Alphabet, Inc., Class A*	2,390	4,367,390
Alphabet, Inc., Class C*	2,406	4,416,790
Zillow Group, Inc., Class C*	11,410	1,488,549
		10,272,729
Internet & direct marketing retail—0.2%
Booking Holdings, Inc.*	809	1,572,963
IT services—1.5%
Akamai Technologies, Inc.*	6,960	772,769
Amdocs Ltd.	14,649	1,034,513
Cognizant Technology Solutions Corp., Class A	70,019	5,457,981
Concentrix Corp.*	12,834	1,372,211
International Business Machines Corp.[1]	15,530	1,849,778
Jack Henry & Associates, Inc.	5,850	847,022
Leidos Holdings, Inc.	19,670	2,086,200
Science Applications International Corp.	15,810	1,518,234
		14,938,708
	Number of shares	Value
Common stocks—(continued)
Leisure products—0.1%
Polaris, Inc.	6,510	$759,522
Life sciences tools & services—0.4%
Bruker Corp.	17,918	1,037,273
IQVIA Holdings, Inc.*	4,270	759,206
Thermo Fisher Scientific, Inc.[1]	4,304	2,193,749
		3,990,228
Machinery—1.8%
Donaldson Co., Inc.	7,692	457,212
Fortive Corp.	9,000	594,720
Ingersoll Rand, Inc.*	36,213	1,515,152
ITT, Inc.	22,430	1,675,745
Oshkosh Corp.	8,110	742,795
Otis Worldwide Corp.	72,350	4,677,428
Parker-Hannifin Corp.	5,590	1,479,170
Stanley Black & Decker, Inc.	9,920	1,721,021
Westinghouse Air Brake Technologies Corp.	68,525	5,085,240
		17,948,483
Media—3.6%
Comcast Corp., Class A1	463,374	22,969,449
Discovery, Inc., Class A*	27,590	1,142,778
Discovery, Inc., Class C*	58,246	2,040,357
DISH Network Corp., Class A*	30,580	887,432
Interpublic Group of Cos., Inc./The[1]	175,442	4,222,889
New York Times Co./The, Class A	19,870	985,353
Sirius XM Holdings, Inc.	139,300	872,018
ViacomCBS, Inc., Class B	47,687	2,312,820
		35,433,096
Metals & mining—0.5%
Newmont Corp.	33,950	2,023,420
Reliance Steel & Aluminum Co.	5,835	677,327
Southern Copper Corp.	27,540	1,828,931
		4,529,678
Mortgage real estate investment trust—0.1%
Annaly Capital Management, Inc.	92,820	753,698
Multi-utilities—2.4%
Centerpoint Energy, Inc.	135,000	2,847,150
Dominion Energy, Inc.	15,555	1,133,804
MDU Resources Group, Inc.	65,361	1,718,341
Sempra Energy	143,008	17,698,670
		23,397,965
Multiline retail—0.6%
Dollar Tree, Inc.*	25,598	2,602,293
Target Corp.	20,460	3,706,738
		6,309,031
Oil, gas & consumable fuels—2.9%
Cenovus Energy, Inc.[2]	274,180	1,620,404
Chevron Corp.[1]	25,986	2,214,007
EOG Resources, Inc.	21,070	1,073,727
Exxon Mobil Corp.[1]	138,738	6,221,012

Clorox Co./The3,350701,691

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
ONEOK, Inc.	16,760	$667,551
Pioneer Natural Resources Co.	112,398	13,588,918
Royal Dutch Shell PLC, ADR, Class A2	63,703	2,350,004
Targa Resources Corp.	36,600	1,001,742
		28,737,365
Personal products—0.2%
Herbalife Nutrition Ltd.*	30,340	1,546,126
Pharmaceuticals—7.6%
Bristol-Myers Squibb Co.[1]	34,940	2,146,364
Elanco Animal Health, Inc.*	22,610	656,368
Eli Lilly and Co.	85,537	17,789,130
Jazz Pharmaceuticals PLC*	8,330	1,295,315
Johnson & Johnson[1]	201,323	32,841,821
Merck & Co., Inc.[1]	12,310	948,732
Pfizer, Inc.[1]	479,052	17,197,967
Royalty Pharma PLC, Class A	23,420	1,100,974
		73,976,671
Professional services—0.1%
Nielsen Holdings PLC	60,290	1,346,276
Road & rail—1.1%
Norfolk Southern Corp.	3,790	896,790
Old Dominion Freight Line, Inc.	4,880	946,720
Union Pacific Corp.	46,697	9,221,256
		11,064,766
Semiconductors & semiconductor equipment—2.5%
Advanced Micro Devices, Inc.*	13,500	1,156,140
Analog Devices, Inc.[1]	16,200	2,386,746
Cirrus Logic, Inc.*	18,720	1,753,877
Intel Corp.[1]	95,899	5,323,354
Lam Research Corp.	3,620	1,751,899
Maxim Integrated Products, Inc.[1]	30,780	2,699,714
Microchip Technology, Inc.	17,920	2,439,091
Micron Technology, Inc.*	20,730	1,622,537
Qorvo, Inc.*	12,875	2,200,080
Teradyne, Inc.	12,690	1,440,061
Texas Instruments, Inc.	9,090	1,506,122
		24,279,621
Software—0.5%
Autodesk, Inc.*	3,864	1,071,989
Crowdstrike Holdings, Inc., Class A*	7,710	1,663,818
Manhattan Associates, Inc.*	6,530	739,392
Oracle Corp.	19,055	1,151,494
		4,626,693
Specialty retail—3.0%
Advance Auto Parts, Inc.	4,430	660,690
AutoNation, Inc.*	19,900	1,418,472
AutoZone, Inc.*	1,260	1,409,146
Best Buy Co., Inc.	6,100	663,802
Dick's Sporting Goods, Inc.	11,210	751,182
Home Depot, Inc./The[1]	17,279	4,679,499
	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
Penske Automotive Group, Inc.	10,600	$634,304
TJX Cos., Inc./The	291,906	18,693,661
		28,910,756
Technology hardware, storage & peripherals—0.7%
Hewlett Packard Enterprise Co.[2]	319,099	3,937,682
NCR Corp.*	32,850	1,095,876
NetApp, Inc.	33,000	2,192,520
		7,226,078
Textiles, apparel & luxury goods—1.2%
Gildan Activewear, Inc.	238,402	5,940,978
PVH Corp.	57,716	4,920,866
Tapestry, Inc.	33,730	1,066,543
		11,928,387
Tobacco—2.6%
Philip Morris International, Inc.[1]	320,944	25,563,190
Trading companies & distributors—0.3%
Fastenal Co.	29,320	1,336,699
MSC Industrial Direct Co., Inc., Class A	13,730	1,065,036
W.W. Grainger, Inc.	1,620	590,312
		2,992,047
Total common stocks (cost—$960,522,895)		1,061,891,081
Short-term investments—1.2%
Investment companies—1.2%
State Street Institutional U.S. Government Money Market Fund, 0.001%[3] (cost—$11,325,316)	11,325,316	11,325,316
Investment of cash collateral from securities loaned—0.2%
Money market funds—0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[3] (cost—$1,601,257)	1,601,257	1,601,257
Total investments before investments sold short (cost—$973,449,468)—110.0%		1,074,817,654
Investments sold short—(10.0)%
Common stocks—(10.0)%
Airlines—(0.1)%
United Airlines Holdings, Inc.	(15,510)	(620,245)
Biotechnology—(0.2)%
Alkermes PLC	(30,332)	(636,669)
Sage Therapeutics, Inc.	(16,610)	(1,339,596)
		(1,976,265)
Building products—(0.1)%
Owens Corning	(16,280)	(1,263,328)
Capital markets—(0.2)%
Interactive Brokers Group, Inc., Class A	(21,410)	(1,310,078)
Northern Trust Corp.	(10,920)	(973,955)
		(2,284,033)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Chemicals—(0.4)%
Element Solutions, Inc.	(42,560)	$(724,797)
Huntsman Corp.	(76,830)	(2,029,848)
Olin Corp.	(54,690)	(1,307,638)
		(4,062,283)
Commercial services & supplies—(0.1)%
Stericycle, Inc.	(20,571)	(1,346,989)
Communications equipment—(0.3)%
Ciena Corp.	(58,440)	(3,120,112)
Construction & engineering—(0.5)%
Jacobs Engineering Group, Inc.	(32,504)	(3,281,604)
Quanta Services, Inc.	(19,533)	(1,376,490)
		(4,658,094)
Distributors—(0.1)%
Genuine Parts Co.	(7,540)	(707,855)
Diversified consumer services—(0.1)%
Terminix Global Holdings, Inc.	(30,530)	(1,455,670)
Diversified financial services—(0.2)%
Voya Financial, Inc.	(28,950)	(1,605,567)
Diversified telecommunication services—(0.1)%
Lumen Technologies, Inc.	(99,420)	(1,230,820)
Electric utilities—(0.2)%
Avangrid, Inc.	(18,270)	(845,353)
Xcel Energy, Inc.	(14,760)	(944,492)
		(1,789,845)
Electrical equipment—(0.2)%
Generac Holdings, Inc.	(3,600)	(887,112)
Sensata Technologies Holding PLC	(16,610)	(905,245)
		(1,792,357)
Electronic equipment, instruments & components—(0.1)%
Corning, Inc.	(17,080)	(612,660)
Entertainment—(0.2)%
Madison Square Garden Entertainment Corp.	(6,390)	(567,112)
Madison Square Garden Sports Corp.	(6,011)	(973,121)
		(1,540,233)
Food & staples retailing—(0.1)%
Kroger Co./The	(27,510)	(949,095)
Food products—(0.1)%
Hain Celestial Group, Inc./The	(15,630)	(649,974)
Gas utilities—(0.1)%
National Fuel Gas Co.	(18,050)	(726,693)
Health care equipment & supplies—(0.2)%
ICU Medical, Inc.	(4,020)	(822,010)
Tandem Diabetes Care, Inc.	(9,930)	(920,014)
		(1,742,024)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Health care providers & services—(0.1)%
AmerisourceBergen Corp.	(12,000)	$(1,250,400)
Hotels, restaurants & leisure—(1.1)%
Hyatt Hotels Corp., Class A	(12,670)	(831,912)
Las Vegas Sands Corp.	(58,235)	(2,800,521)
MGM Resorts International	(59,940)	(1,711,886)
Planet Fitness, Inc., Class A	(7,890)	(568,080)
Starbucks Corp.	(14,430)	(1,396,968)
Vail Resorts, Inc.	(8,180)	(2,175,553)
Wynn Resorts Ltd.	(13,580)	(1,351,618)
		(10,836,538)
Household durables—(0.2)%
Lennar Corp., Class A	(20,015)	(1,664,247)
Insurance—(0.9)%
Lincoln National Corp.	(17,371)	(790,207)
Loews Corp.	(29,390)	(1,331,073)
Old Republic International Corp.	(79,190)	(1,433,339)
Progressive Corp./The	(26,718)	(2,329,542)
Prudential Financial, Inc.	(21,004)	(1,644,193)
Travelers Cos. Inc/The	(10,263)	(1,398,847)
		(8,927,201)
Interactive media & services—(0.1)%
TripAdvisor, Inc.	(28,440)	(880,787)
Internet & direct marketing retail—(0.3)%
eBay, Inc.	(16,920)	(956,149)
Expedia Group, Inc.	(14,324)	(1,777,609)
		(2,733,758)
IT services—(0.1)%
Automatic Data Processing, Inc.	(3,610)	(596,083)
Machinery—(0.1)%
Trinity Industries, Inc.	(47,590)	(1,323,478)
Media—(0.6)%
Liberty Broadband Corp., Class A	(9,460)	(1,373,308)
Liberty Broadband Corp., Class C	(20,296)	(2,964,231)
News Corp., Class A	(50,160)	(973,104)
News Corp., Class B	(42,760)	(807,309)
		(6,117,952)
Metals & mining—(0.1)%
Freeport-McMoRan, Inc.	(52,580)	(1,414,928)
Multi-utilities—(0.3)%
Ameren Corp.	(23,520)	(1,710,375)
Public Service Enterprise Group, Inc.	(24,840)	(1,401,721)
		(3,112,096)
Oil, gas & consumable fuels—(0.7)%
Cabot Oil & Gas Corp.	(151,397)	(2,775,107)
ConocoPhillips	(32,582)	(1,304,257)
Valero Energy Corp.	(12,620)	(712,147)
Williams Cos., Inc./The	(75,780)	(1,608,809)
		(6,400,320)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Personal products—(0.1)%
Nu Skin Enterprises, Inc., Class A	(13,366)	$(773,490)
Pharmaceuticals—(0.4)%
Catalent, Inc.	(15,716)	(1,808,126)
Nektar Therapeutics	(41,137)	(810,399)
Perrigo Co. PLC	(30,700)	(1,310,890)
		(3,929,415)
Semiconductors & semiconductor equipment—(0.3)%
Cree, Inc.	(19,005)	(1,921,025)
Marvell Technology Group Ltd.	(13,160)	(677,214)
ON Semiconductor Corp.	(20,590)	(710,149)
		(3,308,388)
Software—(0.2)%
Ceridian HCM Holding, Inc.	(12,250)	(1,138,147)
Nuance Communications, Inc.	(23,240)	(1,058,350)
		(2,196,497)
Specialty retail—(0.1)%
The TJX Cos., Inc.	(15,840)	(1,014,394)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Technology hardware, storage & peripherals—(0.2)%
Hewlett Packard Enterprise Co.	(75,118)	$(926,956)
Pure Storage, Inc., Class A	(39,420)	(911,785)
		(1,838,741)
Textiles, apparel & luxury goods—(0.1)%
Columbia Sportswear Co.	(10,580)	(925,327)
Under Armour, Inc., Class C	(38,740)	(579,938)
		(1,505,265)
Thrifts & mortgage finance—(0.1)%
MGIC Investment Corp.	(65,240)	(764,613)
Trading companies & distributors—(0.2)%
United Rentals, Inc.	(7,630)	(1,854,166)
Water utilities—(0.1)%
American Water Works Co., Inc.	(7,260)	(1,154,485)
Total investments sold short (proceeds—$85,965,510)		(97,731,384)
Other assets in excess of liabilities—0.00%		218,751
Net assets—100.0%		$977,305,021

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,061,891,081	$—	$—	$1,061,891,081
Short-term investments	—	11,325,316	—	11,325,316
Investment of cash collateral from securities loaned	—	1,601,257	—	1,601,257
Total	$1,061,891,081	$12,926,573	$—	$1,074,817,654
Liabilities
Investments sold short	$(97,731,384)	$—	$—	$(97,731,384)

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares gained 14.48% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 16.24%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 164. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Sector allocation was the primary detractor, particularly the overweight to the Financials sector, one of the weakest sectors in the benchmark during this time period. Stock selection was additive to relative returns with contributions from Consumer Discretionary and Communication Services. However, stock selection in Information Technology and Health Care partially offset positive contributions from the aforementioned sectors. The cash allocation was an additional drag on performance given the overall strength of the equity market.

Risk factors were supportive of performance for the period. The Portfolio benefitted from its high beta positioning. The Portfolio's benchmark relative growth and value exposure was not a significant driver of returns in the period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

JSP: Jeffrey Van Harte, Daniel Prislin, Christopher Eriksen and William Montana;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally, Joseph Wilson, Larry H. Lee and Holly Fleiss

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, longterm growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.38%	33.08%	19.20%	14.71%
Class Y2	14.50	33.45	19.52	15.01
Class P3	14.48	33.43	19.50	15.00
After deducting maximum sales charge
Class A1	8.09	25.74	17.86	14.06
Russell 1000 Growth Index[4]	16.24	34.46	22.22	16.83
Lipper Large-Cap Growth Funds median	14.22	30.86	20.34	15.26

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	25.75%	39.02%	18.19%	15.12%
Class Y2	25.93	39.45	18.50	15.41
Class P3	25.94	39.44	18.49	15.41
After deducting maximum sales charge
Class A1	18.85	31.37	16.86	14.47

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.16% and 1.13%; Class Y—0.88% and 0.88%; and Class P—0.92% and 0.88% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten holdings	Percentage of net assets
Apple, Inc.	6.5%
Microsoft Corp.	6.1
Amazon.com, Inc.	5.8
Berkshire Hathaway, Inc., Class B	3.3
Facebook, Inc., Class A	2.9
Alphabet, Inc., Class C	2.8
Microchip Technology, Inc.	2.6
Intuit, Inc.	2.4
Tesla, Inc.	2.4
PayPal Holdings, Inc.	2.4
Total	37.2%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	96.7%
United Kingdom	1.1
Netherlands	0.8
Argentina	0.7
China	0.5
Total	99.8%
Sectors	Percentage of net assets
Information Technology	37.1%
Consumer Discretionary	16.2
Communication Services	11.1
Health Care	9.2
Financials	9.1
Industrials	7.9
Materials	3.1
Consumer Staples	2.4
Real Estate	2.3
Total	98.4%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—98.4%
Aerospace & defense—1.0%
TransDigm Group, Inc.*	20,553	$11,371,564
Air freight & logistics—0.2%
FedEx Corp.	12,840	3,021,766
Automobiles—2.4%
Tesla, Inc.*	35,269	27,987,010
Beverages—0.8%
Boston Beer Co., Inc./The, Class A*	3,576	3,278,798
Monster Beverage Corp.*	77,119	6,696,243
		9,975,041
Biotechnology—2.7%
Alnylam Pharmaceuticals, Inc.*	5,678	854,425
Biogen, Inc.*	10,182	2,877,535
BioMarin Pharmaceutical, Inc.*	29,779	2,465,106
Exact Sciences Corp.*	42,663	5,851,657
Moderna, Inc.*	19,458	3,369,347
Regeneron Pharmaceuticals, Inc.*	14,032	7,069,883
Seagen, Inc.*	55,187	9,065,569
		31,553,522
Capital markets—4.1%
Blackstone Group, Inc./The, Class A	73,342	4,927,849
Charles Schwab Corp./The	359,813	18,544,762
KKR & Co., Inc.	120,432	4,690,826
MarketAxess Holdings, Inc.	15,590	8,430,449
Morgan Stanley	80,565	5,401,883
MSCI, Inc., Class A	5,221	2,063,861
S&P Global, Inc.	13,228	4,193,276
		48,252,906
Chemicals—2.7%
Air Products and Chemicals, Inc.	104,128	27,777,185
Sherwin-Williams Co./The	6,483	4,484,940
		32,262,125
Commercial services & supplies—0.4%
Waste Management, Inc.	45,336	5,046,803
Containers & packaging—0.4%
Ball Corp.	48,429	4,262,721
Diversified financial services—3.3%
Berkshire Hathaway, Inc., Class B*	171,060	38,979,442
Electrical equipment—0.6%
Rockwell Automation, Inc.	26,873	6,678,747
Electronic equipment, instruments & components—0.4%
Amphenol Corp., Class A	35,674	4,454,969
Entertainment—1.4%
Netflix, Inc.*	19,065	10,150,015
Spotify Technology SA*	20,575	6,481,125
		16,631,140
	Number of shares	Value
Common stocks—(continued)
Equity real estate investment trusts—2.3%
American Tower Corp.	101,868	$23,160,708
Equinix, Inc.	5,459	4,039,442
		27,200,150
Health care equipment & supplies—2.7%
ABIOMED, Inc.*	5,724	1,993,383
Align Technology, Inc.*	12,489	6,561,471
DexCom, Inc.*	16,088	6,030,587
Edwards Lifesciences Corp.*	72,201	5,962,358
Intuitive Surgical, Inc.*	14,872	11,118,902
		31,666,701
Health care providers & services—0.8%
HCA Healthcare, Inc.	17,896	2,907,742
McKesson Corp.	35,304	6,159,489
		9,067,231
Health care technology—0.5%
Veeva Systems, Inc., Class A*	21,864	6,044,084
Hotels, restaurants & leisure—1.8%
Airbnb, Inc., Class A*	26,741	4,910,450
Chipotle Mexican Grill, Inc., Class A*	7,994	11,831,120
Starbucks Corp.	43,266	4,188,581
		20,930,151
Industrial conglomerates—3.8%
Honeywell International, Inc.	112,171	21,914,848
Roper Technologies, Inc.	57,320	22,521,601
		44,436,449
Insurance—1.7%
Markel Corp.*	21,291	20,641,199
Interactive media & services—9.1%
Alphabet, Inc., Class C*	17,901	32,861,582
Facebook, Inc., Class A*	133,102	34,384,240
Match Group, Inc.*	102,419	14,324,321
Pinterest, Inc., Class A*	39,861	2,730,877
Snap, Inc., Class A*	251,882	13,334,633
Twitter, Inc.*	40,873	2,065,313
Zillow Group, Inc., Class C*	58,455	7,626,039
		107,327,005
Internet & direct marketing retail—8.0%
Alibaba Group Holding Ltd., ADR*	24,219	6,147,509
Amazon.com, Inc.*	21,248	68,125,338
Booking Holdings, Inc.*	3,215	6,251,021
GrubHub, Inc.*	12,166	915,735
MercadoLibre, Inc.*	4,901	8,721,378
Wayfair, Inc., Class A*,1	17,158	4,672,466
		94,833,447
IT services—6.8%
Cognizant Technology Solutions Corp., Class A	44,981	3,506,269
MasterCard, Inc., Class A	43,623	13,797,519
PayPal Holdings, Inc.*	119,006	27,884,296

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Shopify, Inc., Class A*	447	$491,070
Snowflake, Inc., Class A*	12,674	3,453,031
Square, Inc., Class A*	37,267	8,048,181
Twilio, Inc., Class A*	27,378	9,840,475
Visa, Inc., A Shares	46,430	8,972,597
Wix.com Ltd.*	16,518	4,080,772
		80,074,210
Life sciences tools & services—2.6%
Illumina, Inc.*	12,591	5,369,306
Mettler-Toledo International, Inc.*	17,650	20,616,965
Thermo Fisher Scientific, Inc.	8,304	4,232,549
		30,218,820
Machinery—0.3%
Deere & Co.	13,352	3,856,058
Media—0.6%
Charter Communications, Inc., Class A*	12,052	7,322,313
Personal products—1.5%
Estee Lauder Cos., Inc./The, Class A	19,166	4,535,634
Unilever PLC, ADR	224,712	13,109,698
		17,645,332
Professional services—0.1%
CoStar Group, Inc.*	1,880	1,691,455
Road & rail—1.4%
Norfolk Southern Corp.	26,275	6,217,191
Uber Technologies, Inc.*	206,194	10,501,460
		16,718,651
Semiconductors & semiconductor equipment—7.0%
Advanced Micro Devices, Inc.*	88,875	7,611,255
ASML Holding N.V. NY Registered Shares	16,826	8,987,776
Enphase Energy, Inc.*	23,062	4,205,356
Lam Research Corp.	12,201	5,904,674
Microchip Technology, Inc.	223,383	30,404,660
NVIDIA Corp.	13,933	7,239,447
QUALCOMM, Inc.	69,097	10,798,479
Texas Instruments, Inc.	45,755	7,581,146
		82,732,793
	Number of shares	Value
Common stocks—(concluded)
Software—16.4%
Adobe, Inc.*	53,498	$24,543,277
Autodesk, Inc.*	13,969	3,875,420
Coupa Software, Inc.*	15,329	4,749,997
Datadog, Inc., Class A*	44,166	4,538,057
Intuit, Inc.	79,181	28,602,553
Microsoft Corp.	310,200	71,953,992
Paycom Software, Inc.*	14,446	5,485,724
Salesforce.com, Inc.*	95,333	21,503,312
ServiceNow, Inc.*	18,338	9,960,468
SS&C Technologies Holdings, Inc.	47,166	2,965,798
Synopsys, Inc.*	31,854	8,137,104
Trade Desk, Inc./The, Class A*	5,759	4,411,336
Workday, Inc., Class A*	15,016	3,416,590
		194,143,628
Specialty retail—1.4%
Carvana Co., Class A*	21,656	5,656,331
Home Depot, Inc./The	22,402	6,066,910
Lowe's Cos., Inc.	26,165	4,365,630
		16,088,871
Technology hardware, storage & peripherals—6.5%
Apple, Inc.	578,331	76,316,559
Textiles, apparel & luxury goods—2.7%
Lululemon Athletica, Inc.*	15,364	5,049,839
Nike, Inc., Class B	199,693	26,676,988
		31,726,827
Total common stocks (cost—$719,825,374)		1,161,159,690
Short-term investments—1.8%
Investment companies—1.8%
State Street Institutional U.S. Government Money Market Fund, 0.001%[2] (cost—$21,405,592)	21,405,592	21,405,592
Total investments (cost—$741,230,966)—100.2%		1,182,565,282
Liabilities in excess of other assets—(0.2)%		(1,877,115)
Net assets—100.0%		$1,180,688,167

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,161,159,690	$—	$—	$1,161,159,690
Short-term investments	—	21,405,592	—	21,405,592
Total	$1,161,159,690	$21,405,592	$—	$1,182,565,282

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 32.85% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned 32.03%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 171. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor to relative returns. Stock selection within Consumer Staples, Financials and Health Care sectors was most additive while stock selection within Information Technology and Industrials was the most significant detractor. Sector allocation was also positive relative to the benchmark, particularly the underweight to the REITS and Utilities sectors, as these defensive sectors performed worst in the benchmark during this time period. This offset relative performance weakness from the underweight to the Consumer Discretionary sector, which was the strongest performing sector (+51.10%) in the benchmark over this reporting period. The cash allocation was an additional drag on performance given the overall strength of the equity market.

In addition, trading within the Portfolio benefitted performance during the period. A manager reallocation was implemented in the Portfolio by reducing Kayne Anderson, a quality value manager and reallocating the proceeds to Sapience, a relative value manager in early November. Sapience was the best performing strategy in the Portfolio during this time period. The manager found attractive valuation opportunities within quality oriented cyclical companies that had been punished earlier in 2020 on COVID concerns, but which rebounded during this reporting period as positive news developments regarding availability of a COVID vaccine and clarity around the US Presidential election contributed to positive benchmark relative results in this period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");

Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka; Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

PACE Small/Medium Co Value Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	32.73%	18.86%	11.56%	9.11%
Class Y2	32.81	19.08	11.79	9.31
Class P3	32.85	19.06	11.75	9.27
After deducting maximum sales charge
Class A1	25.45	12.31	10.30	8.50
Russell 2500 Value Index[4]	32.03	11.25	11.31	9.40
Lipper Small-Cap Value Funds median[5]	38.36	12.39	10.13	8.13
Lipper Small-Cap Core Funds median[5]	32.65	7.58	7.02	10.88

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	34.92%	11.86%	9.39%	8.91%
Class Y2	35.03	12.12	9.62	9.11
Class P3	35.02	12.12	9.56	9.06
After deducting maximum sales charge
Class A1	27.50	5.74	8.15	8.30

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.23% and 1.23%; Class Y—1.04% and 1.04%; and Class P—1.09% and 1.04% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

5  On April 18, 2018, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Small-Cap Core Funds category to the Small-Cap Value Funds category.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten holdings	Percentage of net assets
Scotts Miracle-Gro Co./The	1.9%
Cheesecake Factory, Inc./The	1.9
Diebold Nixdorf, Inc.	1.7
Plantronics, Inc.	1.7
KAR Auction Services, Inc.	1.5
National Beverage Corp.	1.5
Capri Holdings Ltd.	1.3
Webster Financial Corp.	1.3
KBR, Inc.	1.3
Thor Industries, Inc.	1.3
Total	15.4%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	93.7%
Bermuda	1.8
Canada	1.1
United Kingdom	0.9
Puerto Rico	0.8
Total	98.3%
Sectors	Percentage of net assets
Financials	20.0%
Information Technology	16.5
Industrials	16.2
Consumer Discretionary	11.8
Real Estate	6.8
Health Care	6.2
Energy	5.5
Consumer Staples	5.4
Materials	5.0
Utilities	2.7
Communication Services	1.1
Total	97.2%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—97.2%
Auto components—0.7%
Adient PLC*	97,800	$3,157,962
Automobiles—1.3%
Thor Industries, Inc.	47,746	5,777,743
Banks—11.3%
Ameris Bancorp	107,150	4,190,637
Atlantic Capital Bancshares, Inc.*	85,124	1,522,868
Bank of Hawaii Corp.	57,856	4,523,761
Bank of NT Butterfield & Son Ltd./The	155,284	4,722,187
Bank OZK	88,830	3,300,923
Banner Corp.	86,070	3,806,876
Cathay General Bancorp	117,220	3,964,380
First Citizens BancShares, Inc., Class A	3,300	1,966,767
First Horizon Corp.	294,802	4,094,800
Glacier Bancorp, Inc.	81,725	3,812,471
Popular, Inc.	66,120	3,752,310
Sterling Bancorp	211,920	3,912,043
Truist Financial Corp.	24,600	1,180,308
Webster Financial Corp.	125,480	5,866,190
		50,616,521
Beverages—1.5%
National Beverage Corp.[1]	42,817	6,488,488
Biotechnology—0.5%
Anika Therapeutics, Inc.*	54,600	2,020,746
Building products—1.5%
Armstrong World Industries, Inc.	22,500	1,759,725
Lennox International, Inc.	8,675	2,389,876
Resideo Technologies, Inc.*	101,945	2,354,929
		6,504,530
Capital markets—2.8%
Artisan Partners Asset Management, Inc., Class A	75,905	3,673,802
MSCI, Inc., Class A	13,700	5,415,610
Uranium Participation Corp.*,1	685,300	2,358,022
Virtus Investment Partners, Inc.	5,774	1,212,540
		12,659,974
Chemicals—3.6%
Axalta Coating Systems Ltd.*	122,300	3,300,877
Innospec, Inc.	18,600	1,632,894
Scotts Miracle-Gro Co./The	38,396	8,501,259
Valvoline, Inc.	122,495	2,908,031
		16,343,061
Commercial services & supplies—2.3%
IAA, Inc.*	23,980	1,370,217
KAR Auction Services, Inc.	360,520	6,655,199
Stericycle, Inc.*	36,560	2,393,949
		10,419,365
Communications equipment—2.8%
Comtech Telecommunications Corp.	194,175	4,143,694
F5 Networks, Inc.*	4,200	822,990
	Number of shares	Value
Common stocks—(continued)
Communications equipment—(concluded)
Plantronics, Inc.	240,147	$7,617,463
		12,584,147
Consumer finance—1.5%
Enova International, Inc.*	30,927	698,950
Navient Corp.	212,510	2,391,800
SLM Corp.	273,005	3,789,310
		6,880,060
Containers & packaging—0.6%
Sealed Air Corp.	61,620	2,604,677
Diversified consumer services—1.0%
Regis Corp.*,1	58,496	555,127
Terminix Global Holdings, Inc.*	84,307	4,019,758
		4,574,885
Diversified telecommunication services—0.8%
Liberty Latin America Ltd., Class A*	345,270	3,483,774
Electric utilities—2.6%
Entergy Corp.	20,700	1,973,331
Evergy, Inc.	24,494	1,316,063
IDACORP, Inc.	42,515	3,754,074
Portland General Electric Co.	109,220	4,618,914
		11,662,382
Electrical equipment—0.8%
EnerSys	43,560	3,581,939
Electronic equipment, instruments & components—2.7%
CDW Corp.	25,858	3,404,464
Dolby Laboratories, Inc., Class A	38,304	3,371,901
Zebra Technologies Corp., Class A*	14,100	5,468,403
		12,244,768
Energy equipment & services—1.6%
Championx Corp.*	205,870	3,147,752
CSI Compressco LP	292,945	372,040
Hoegh LNG Partners LP	24,630	361,815
TETRA Technologies, Inc.*	2,319,278	3,316,568
		7,198,175
Entertainment—0.2%
Lions Gate Entertainment Corp., Class B*	79,137	978,133
Equity real estate investment trusts—6.8%
American Campus Communities, Inc.	102,612	4,223,510
CatchMark Timber Trust, Inc., Class A	82,909	756,130
Granite Real Estate Investment Trust	33,990	1,992,154
Hudson Pacific Properties, Inc.	106,690	2,500,814
Lamar Advertising Co., Class A	60,900	4,919,502
MGM Growth Properties LLC, Class A	125,363	3,905,057
Office Properties Income Trust	44,517	1,030,123
Outfront Media, Inc.	225,465	4,110,227
Physicians Realty Trust	207,870	3,664,748
QTS Realty Trust, Inc., Class A1	50,630	3,296,013
		30,398,278

PACE Small/Medium Co Value Equity Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—0.7%
U.S. Foods Holding Corp.*	103,180	$3,197,548
Food products—1.9%
Conagra Brands, Inc.	10,300	356,380
Lamb Weston Holdings, Inc.	4,400	328,680
Post Holdings, Inc.*	28,200	2,674,770
TreeHouse Foods, Inc.*	109,405	4,620,173
Tyson Foods, Inc., Class A	8,800	565,928
		8,545,931
Health care equipment & supplies—1.8%
CONMED Corp.	6,000	671,400
Envista Holdings Corp.*	76,960	2,735,158
Integra LifeSciences Holdings Corp.*	67,990	4,490,060
		7,896,618
Health care providers & services—2.9%
Acadia Healthcare Co., Inc.*	64,140	3,250,615
CorVel Corp.*	41,174	4,068,815
Hanger, Inc.*	206,080	4,222,579
Select Medical Holdings Corp.*	25,700	660,490
Tenet Healthcare Corp.*	13,900	657,053
		12,859,552
Hotels, restaurants & leisure—2.5%
Boston Pizza Royalties Income Fund	38,900	319,195
Cheesecake Factory, Inc./The[1]	185,988	8,363,880
El Pollo Loco Holdings, Inc.*	113,581	2,311,373
		10,994,448
Household durables—0.0%†
Lennar Corp., Class B	1,163	77,851
Household products—0.8%
WD-40 Co.	11,350	3,455,054
Insurance—3.2%
Argo Group International Holdings Ltd.	77,070	3,109,775
Assured Guaranty Ltd.	88,520	3,164,590
CNO Financial Group, Inc.	147,537	3,129,260
W. R. Berkley Corp.	76,475	4,752,156
		14,155,781
Internet & direct marketing retail—0.5%
Despegar.com Corp.*	231,970	2,352,176
IT services—4.7%
Broadridge Financial Solutions, Inc.	31,450	4,444,199
DXC Technology Co.	110,620	3,119,484
Jack Henry & Associates, Inc.	22,600	3,272,254
KBR, Inc.	201,500	5,853,575
Science Applications International Corp.	15,100	1,450,053
VeriSign, Inc.*	2,900	562,803
WNS Holdings Ltd., ADR*	36,675	2,463,827
		21,166,195
Life sciences tools & services—1.1%
Syneos Health, Inc.*	67,205	4,996,692
	Number of shares	Value
Common stocks—(continued)
Machinery—7.6%
Altra Industrial Motion Corp.	59,065	$3,036,532
EnPro Industries, Inc.	38,560	2,783,646
Gates Industrial Corp. PLC*	198,750	2,806,350
Graco, Inc.	65,800	4,536,252
John Bean Technologies Corp.	25,688	2,976,726
Lincoln Electric Holdings, Inc.	19,355	2,216,148
Miller Industries, Inc.	16,184	645,418
RBC Bearings, Inc.*	27,676	4,631,025
Rexnord Corp.	78,020	2,953,837
Terex Corp.	72,125	2,579,190
Toro Co./The	30,000	2,827,500
Watts Water Technologies, Inc., Class A	17,490	2,100,024
		34,092,648
Marine—1.1%
Kirby Corp.*	92,580	4,699,361
Media—0.1%
ViacomCBS, Inc., Class B1	6,300	305,550
Metals & mining—0.7%
Allegheny Technologies, Inc.*	196,359	3,340,067
Mortgage real estate investment trust—0.6%
Redwood Trust, Inc.	320,000	2,745,600
Multi-utilities—0.1%
Black Hills Corp.	9,600	567,552
Oil, gas & consumable fuels—3.9%
Diamondback Energy, Inc.	64,680	3,666,709
EQT Corp.	255,590	4,168,673
Euronav N.V.[1]	7,400	58,460
Golar LNG Ltd.*,1	291,269	3,154,443
Golar LNG Partners LP	989,139	3,392,747
Viper Energy Partners LP	218,410	3,000,954
		17,441,986
Personal products—0.6%
elf Beauty, Inc.*	120,640	2,625,126
Professional services—1.0%
TransUnion	53,800	4,682,752
Road & rail—0.9%
Landstar System, Inc.	29,200	4,070,480
Semiconductors & semiconductor equipment—1.2%
Teradyne, Inc.	46,900	5,322,212
Software—3.4%
American Software, Inc. Class A	228,331	4,386,239
Avast PLC[2]	74,474	481,836
CDK Global, Inc.	58,000	2,894,200
New Relic, Inc.*	47,880	3,599,618
SailPoint Technologies Holding, Inc.*	68,540	3,790,947
		15,152,840

PACE Small/Medium Co Value Equity Investments

Portfolio of Investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Specialty retail—2.4%
Gap, Inc./The	43,100	$872,775
Michaels Cos., Inc./The*	261,555	4,054,103
Rent-A-Center, Inc.	49,200	2,130,360
Urban Outfitters, Inc.*	129,187	3,543,599
		10,600,837
Technology hardware, storage & peripherals—1.7%
Diebold Nixdorf, Inc.*	566,940	7,744,400
Textiles, apparel & luxury goods—3.4%
Capri Holdings Ltd.*	140,895	5,869,686
Carter's, Inc.	46,515	4,095,180
Samsonite International SA, ADR*,1	746,500	5,441,985
		15,406,851
Thrifts & mortgage finance—0.5%
Essent Group Ltd.	58,440	2,444,545
Trading companies & distributors—1.0%
Beacon Roofing Supply, Inc.*	112,380	4,469,353
Total common stocks (cost—$325,885,550)		435,589,614
	Number of shares	Value
Short-term investments—2.9%
Investment companies—2.9%
State Street Institutional U.S. Government Money Market Fund, 0.001%[3] (cost—$13,114,704)	13,114,704	$13,114,704
Investment of cash collateral from securities loaned—3.4%
Money market funds—3.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[3] (cost—$15,131,865)	15,131,865	15,131,865
Total investments (cost—$354,132,119)—103.5%		463,836,183
Liabilities in excess of other assets—(3.5)%		(15,773,653)
Net assets—100.0%		$448,062,530

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$435,589,614	$—	$—	$435,589,614
Short-term investments	—	13,114,704	—	13,114,704
Investment of cash collateral from securities loaned	—	15,131,865	—	15,131,865
Total	$435,589,614	$28,246,569	$—	$463,836,183

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%).

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $481,836, represented 0.1% of the Portfolio's net assets at period end.

3  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 33.47% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 34.19%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 178. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection detracted from relative returns primarily due to challenging performance in Health Care. Stock selection in Real Estate was positive but only partially offset other sectors. Sector allocation was beneficial relative to the benchmark due to the underweight to the Materials and Real Estate sectors, two of the weakest sectors in the benchmark during this time period. Four sectors returned in excess of 30%. The cash allocation was an additional drag on performance in what was an extremely strong period for the benchmark.

Risk factors were supportive of performance for the period. The Portfolio received a significant benefit from its high beta positioning as well as tilts towards momentum and small size. Benchmark relative value and growth exposures were only modestly impactful during the period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); Calamos Advisors LLC ("Calamos"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Riverbridge: Mark Thompson; Calamos: Brandon Nelson Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

PACE Small/Medium Co Growth Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	33.38%	43.74%	20.41%	13.32%
Class Y2	33.46	43.94	20.66	13.51
Class P3	33.47	43.90	20.56	13.47
After deducting maximum sales charge
Class A1	26.05	35.87	19.06	12.68
Russell 2500 Growth Index[4]	34.19	44.24	21.85	15.19
Lipper Small-Cap Growth Funds median	32.65	38.90	20.12	13.94

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	36.56%	38.50%	16.85%	13.04%
Class Y2	36.62	38.67	17.09	13.23
Class P3	36.67	38.69	17.01	13.20
After deducting maximum sales charge
Class A1	29.06	30.88	15.53	12.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.23% and 1.23%; Class Y—1.21% and 1.08%; and Class P—1.09% and 1.08% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten holdings	Percentage of net assets
Workiva, Inc.	1.5%
Globant SA	1.3
Freshpet, Inc.	1.1
Varonis Systems, Inc.	1.0
LPL Financial Holdings, Inc.	1.0
SPS Commerce, Inc.	1.0
Five Below, Inc.	1.0
Blackline, Inc.	0.9
Five9, Inc.	0.9
Boston Beer Co., Inc./The, Class A	0.9
Total	10.6%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	94.7%
Canada	1.6
Argentina	1.3
Israel	0.9
Bermuda	0.6
Total	99.1%
Sectors	Percentage of net assets
Information Technology	29.3%
Health Care	26.9
Consumer Discretionary	15.0
Industrials	12.8
Financials	5.5
Consumer Staples	4.5
Telecommunication Services	1.5
Materials	1.1
Communication Services	1.0
Real Estate	0.8
Energy	0.2
Utilities	0.1
Total	98.7%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—98.7%
Aerospace & defense—0.9%
Axon Enterprise, Inc.*	22,089	$3,626,130
Vectrus, Inc.*	12,684	651,958
		4,278,088
Air freight & logistics—0.4%
XPO Logistics, Inc.*,1	19,415	2,143,610
Airlines—0.4%
Allegiant Travel Co.	11,628	2,110,366
Auto components—1.3%
Dorman Products, Inc.*	13,744	1,248,367
Gentex Corp.	76,434	2,526,144
Visteon Corp.*	21,391	2,726,925
		6,501,436
Banks—0.2%
Altabancorp	4,115	132,544
Bank First Corp.	998	65,888
Customers Bancorp, Inc.*	6,772	150,474
Esquire Financial Holdings, Inc.*	1,000	22,080
Hanmi Financial Corp.	21,782	301,027
Northeast Bank*	3,992	104,031
Silvergate Capital Corp., Class A*	2,579	240,002
		1,016,046
Beverages—1.4%
Boston Beer Co., Inc./The, Class A*	4,770	4,373,565
Celsius Holdings, Inc.*,1	17,914	956,608
Coca-Cola Consolidated, Inc.	6,081	1,622,776
		6,952,949
Biotechnology—8.0%
89bio, Inc.*	4,419	89,706
Adamas Pharmaceuticals, Inc.*,1	16,278	96,203
Aduro Biotech, Inc.[2]	9,389	0
Aeglea BioTherapeutics, Inc.*	9,399	65,323
Agenus, Inc.*	43,168	158,858
Agios Pharmaceuticals, Inc.*	6,926	325,314
Akebia Therapeutics, Inc.*	261,357	846,797
Apellis Pharmaceuticals, Inc.*,1	34,747	1,538,250
Aprea Therapeutics, Inc.*,1	23,177	127,937
Aravive, Inc.*,1	2,686	14,102
Ardelyx, Inc.*	123,202	836,542
Arrowhead Pharmaceuticals, Inc.*	6,971	537,952
Assembly Biosciences, Inc.*	9,132	50,957
Athenex, Inc.*	85,323	1,115,172
Atreca, Inc., Class A*	4,729	61,477
Avid Bioservices, Inc.*	5,774	84,243
Avrobio, Inc.*,1	12,864	184,084
Axcella Health, Inc.*,1	28,194	153,375
Beyondspring, Inc.*	30,279	367,587
Black Diamond Therapeutics, Inc.*	6,398	158,478
Bluebird Bio, Inc.*	30,190	1,344,964
Calithera Biosciences, Inc.*	13,782	39,554
CareDx, Inc.*	7,618	582,244
Catalyst Pharmaceuticals, Inc.*	26,100	95,004
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(continued)
Codiak Biosciences, Inc.*	4,662	$111,329
Coherus Biosciences, Inc.*	71,425	1,342,790
ContraFect Corp.*	18,315	89,560
Crinetics Pharmaceuticals, Inc.*,1	39,735	570,197
CytomX Therapeutics, Inc.*	70,698	488,523
Deciphera Pharmaceuticals, Inc.*	13,912	614,910
DermTech, Inc.*,1	8,961	367,222
Eagle Pharmaceuticals, Inc.*	22,196	1,035,887
Eiger BioPharmaceuticals, Inc.*	41,048	394,471
Enanta Pharmaceuticals, Inc.*	31,577	1,517,591
Esperion Therapeutics, Inc.*,1	6,500	204,685
Exicure, Inc.*	24,400	51,972
FibroGen, Inc.*	8,261	398,015
Flexion Therapeutics, Inc.*,1	79,749	970,545
G1 Therapeutics, Inc.*	9,136	220,452
Galera Therapeutics, Inc.*	4,300	48,332
Global Blood Therapeutics, Inc.*	19,472	975,937
Gossamer Bio, Inc.*,1	64,787	654,349
Halozyme Therapeutics, Inc.*	14,451	687,723
Harpoon Therapeutics, Inc.*	7,461	143,848
Homology Medicines, Inc.*,1	54,466	661,762
ImmunoGen, Inc.*	31,846	227,062
Intercept Pharmaceuticals, Inc.*	42,862	1,510,457
Ionis Pharmaceuticals, Inc.*	31,245	1,876,887
KalVista Pharmaceuticals, Inc.*	7,512	114,182
Karyopharm Therapeutics, Inc.*	18,061	275,069
Kindred Biosciences, Inc.*	30,859	154,295
Kiniksa Pharmaceuticals Ltd., Class A*	9,262	182,369
La Jolla Pharmaceutical Co.*,1	11,115	68,024
LogicBio Therapeutics, Inc.*	2,920	23,535
Magenta Therapeutics, Inc.*,1	36,728	324,676
MeiraGTx Holdings PLC*	26,571	380,762
Minerva Neurosciences, Inc.*	103,915	331,489
Mirati Therapeutics, Inc.*	1,553	318,877
Morphic Holding, Inc.*,1	19,705	663,270
Mustang Bio, Inc.*,1	119,846	499,758
Natera, Inc.*	5,794	617,872
NextCure, Inc.*,1	11,871	137,585
Ovid Therapeutics, Inc.*	22,862	64,242
Oyster Point Pharma, Inc.*,1	5,462	102,522
Pieris Pharmaceuticals, Inc.*,1	57,312	145,572
Poseida Therapeutics, Inc.*,1	23,573	205,085
Precision BioSciences, Inc.*	19,540	236,825
PTC Therapeutics, Inc.*	10,393	600,923
Puma Biotechnology, Inc.*,1	11,883	139,506
Radius Health, Inc.*	114,808	2,146,910
REGENXBIO, Inc.*	11,793	487,405
Rubius Therapeutics, Inc.*,1	17,149	205,274
Sage Therapeutics, Inc.*	945	76,214
Sarepta Therapeutics, Inc.*	10,289	919,837
Selecta Biosciences, Inc.*,1	124,551	498,204
Soleno Therapeutics, Inc.*	20,106	39,408
Sutro Biopharma, Inc.*	32,389	717,416
Syros Pharmaceuticals, Inc.*	11,400	124,773
Travere Therapeutics, Inc.*	83,323	2,103,906
Turning Point Therapeutics, Inc.*	3,450	432,940

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
UNITY Biotechnology, Inc.*,1	58,450	$349,239
Veracyte, Inc.*	8,199	464,883
Verastem, Inc.*	67,493	131,611
Vericel Corp.*	27,559	1,137,360
Voyager Therapeutics, Inc.*,1	6,547	49,430
Zai Lab Ltd., ADR*	1,913	306,214
		39,816,091
Building products—0.9%
Advanced Drainage Systems, Inc.	13,793	1,137,647
AZEK Co., Inc./The*	16,215	646,816
Masonite International Corp.*	18,884	1,878,958
Trex Co., Inc.*	7,226	663,130
		4,326,551
Capital markets—1.9%
Artisan Partners Asset Management, Inc., Class A	7,955	385,022
Cowen, Inc., Class A	52,240	1,313,836
Focus Financial Partners, Inc., Class A*	12,212	581,047
LPL Financial Holdings, Inc.	47,016	5,093,714
PJT Partners, Inc., Class A	14,317	987,730
StoneX Group, Inc.*	15,422	825,385
		9,186,734
Chemicals—0.8%
Scotts Miracle-Gro Co./The	18,223	4,034,754
Commercial services & supplies—2.0%
Healthcare Services Group, Inc.	98,412	3,190,517
Interface, Inc.	52,148	523,566
Montrose Environmental Group, Inc.*	38,892	1,438,226
Pitney Bowes, Inc.	55,224	515,792
Ritchie Bros Auctioneers, Inc.	69,665	4,103,965
		9,772,066
Communications equipment—1.7%
CalAmp Corp.*	22,405	224,274
Cambium Networks Corp.*	6,190	227,483
Casa Systems, Inc.*	59,919	461,976
CommScope Holding Co., Inc.*	70,647	1,037,804
Extreme Networks, Inc.*	314,911	2,547,630
Genasys, Inc.*	67,651	503,323
Infinera Corp.*	163,339	1,608,889
Plantronics, Inc.[1]	54,603	1,732,007
		8,343,386
Construction & engineering—1.7%
Arcosa, Inc.	1,808	100,868
EMCOR Group, Inc.	24,900	2,198,670
MYR Group, Inc.*	23,457	1,304,444
Primoris Services Corp.	38,171	1,110,967
WillScot Mobile Mini Holdings Corp.*	156,297	3,705,802
		8,420,751
Construction materials—0.1%
Forterra, Inc.*	11,023	201,721
Summit Materials, Inc., Class A*	9,608	197,252
		398,973
	Number of shares	Value
Common stocks—(continued)
Consumer finance—0.7%
Green Dot Corp., Class A*	41,967	$2,108,003
PRA Group, Inc.*,1	46,192	1,522,950
		3,630,953
Containers & packaging—0.1%
Myers Industries, Inc.	20,182	404,649
Distributors—0.1%
Core-Mark Holding Co., Inc.	20,377	624,963
Diversified consumer services—1.8%
Chegg, Inc.*	8,851	843,146
Frontdoor, Inc.*	22,902	1,260,526
Grand Canyon Education, Inc.*	33,462	2,842,262
Perdoceo Education Corp.*	109,380	1,293,966
Strategic Education, Inc.	1,922	169,847
Terminix Global Holdings, Inc.*	48,650	2,319,632
Universal Technical Institute, Inc.*	51,550	313,424
		9,042,803
Diversified telecommunication services—0.6%
Bandwidth, Inc., Class A*	2,576	458,889
Cogent Communications Holdings, Inc.	31,744	1,807,821
Ooma, Inc.*	57,116	769,352
		3,036,062
Electrical equipment—1.3%
Allied Motion Technologies, Inc.	15,465	699,791
Array Technologies, Inc.*	20,217	824,045
Atkore International Group, Inc.*	60,624	2,689,281
Generac Holdings, Inc.*	4,616	1,137,475
Plug Power, Inc.*	14,368	907,626
		6,258,218
Electronic equipment, instruments & components—1.3%
Jabil, Inc.	52,716	2,180,861
National Instruments Corp.	53,519	2,215,687
PC Connection, Inc.	13,628	668,998
Rogers Corp.*	10,381	1,620,163
		6,685,709
Energy equipment & services—0.1%
Aspen Aerogels, Inc.*	20,416	409,545
Entertainment—0.0%†
Motorsport Games, Inc., Class A*	3,605	108,799
Equity real estate investment trusts—0.0%†
Clipper Realty, Inc.	6,433	45,095
NETSTREIT Corp.	3,400	58,582
		103,677
Food & staples retailing—0.2%
Albertsons Cos. Inc, Class A1	53,980	937,633
Food products—1.9%
Calavo Growers, Inc.	17,925	1,364,989
Freshpet, Inc.*	38,776	5,401,884

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Food products—(concluded)
Laird Superfood, Inc.*,1	6,595	$285,827
Pilgrim's Pride Corp.*	32,441	628,707
Sanderson Farms, Inc.	13,079	1,781,229
		9,462,636
Health care equipment & supplies—6.2%
Accuray, Inc.*	204,800	1,011,712
Alphatec Holdings, Inc.*	44,178	657,369
Apyx Medical Corp.*	25,182	233,941
AxoGen, Inc.*	24,867	431,442
Axonics Modulation Technologies, Inc.*	18,548	958,932
BioLife Solutions, Inc.*	16,784	636,449
Cardiovascular Systems, Inc.*	39,100	1,759,109
Cutera, Inc.*	9,752	236,096
Eargo, Inc.*	5,064	266,265
Heska Corp.*	15,592	2,609,477
Inogen, Inc.*	14,593	714,035
Intersect ENT, Inc.*	28,974	651,046
Itamar Medical Ltd., ADR*,1	28,875	706,282
Lantheus Holdings, Inc.*	13,274	215,968
LivaNova PLC*	44,749	2,814,712
Merit Medical Systems, Inc.*	46,638	2,525,448
Natus Medical, Inc.*	36,269	883,876
Neogen Corp.*	28,613	2,313,933
Neuronetics, Inc.*	70,736	1,247,076
Novocure Ltd.*	19,495	3,137,915
OraSure Technologies, Inc.*	36,141	550,427
OrthoPediatrics Corp.*	27,328	1,262,007
Quidel Corp.*	13,037	3,271,896
Quotient Ltd.*,1	19,053	115,461
SI-BONE, Inc.*	11,989	351,038
Surmodics, Inc.*	10,112	460,096
Zynex, Inc.*	29,367	530,662
		30,552,670
Health care providers & services—6.0%
Addus HomeCare Corp.*	2,836	319,192
Amedisys, Inc.*	13,831	3,973,785
AMN Healthcare Services, Inc.*	43,583	3,143,206
Castle Biosciences, Inc.*	23,645	1,580,195
Chemed Corp.	6,200	3,210,980
Ensign Group, Inc./The	51,581	4,037,761
Hanger, Inc.*	5,078	104,048
LHC Group, Inc.*	1,659	330,506
ModivCare, Inc.*	13,291	2,107,554
Molina Healthcare, Inc.*	18,912	4,039,792
Pennant Group, Inc./The*	33,450	1,798,607
PetIQ, Inc.*,1	63,285	2,193,458
Progenity, Inc.*,1	1,000	6,880
Surgery Partners, Inc.*	14,612	544,735
US Physical Therapy, Inc.	19,994	2,406,078
		29,796,777
Health care technology—2.8%
Certara, Inc.*	14,744	507,488
Health Catalyst, Inc.*,1	57,116	2,837,523
	Number of shares	Value
Common stocks—(continued)
Health care technology—(concluded)
Icad, Inc.*	15,123	$229,718
Inovalon Holdings, Inc., Class A*	104,842	2,558,145
Inspire Medical Systems, Inc.*	17,496	3,525,619
OptimizeRx Corp.*	17,669	797,579
Phreesia, Inc.*	36,923	2,410,703
Vocera Communications, Inc.*	27,433	1,205,680
		14,072,455
Hotels, restaurants & leisure—1.9%
Bally's Corp.	31,412	1,648,502
Dine Brands Global, Inc.	4,457	306,463
Everi Holdings, Inc.*	48,045	628,429
GAN Ltd.*	10,559	249,298
Jack in the Box, Inc.	7,988	751,990
Marriott Vacations Worldwide Corp.	8,314	1,020,627
Noodles & Co.*	6,391	54,132
Penn National Gaming, Inc.*	3,410	353,685
PlayAGS, Inc.*	75,897	390,869
Scientific Games Corp., Class A*	27,256	1,068,980
Wingstop, Inc.	20,637	3,096,582
		9,569,557
Household durables—3.0%
GoPro, Inc., Class A*	237,600	2,126,520
Lovesac Co./The*	22,086	1,248,743
NVR, Inc.*	665	2,956,909
Purple Innovation, Inc.*,1	34,691	1,180,882
Sonos, Inc.*	112,815	2,950,112
Tempur Sealy International, Inc.*	84,436	2,229,110
TopBuild Corp.*	7,856	1,570,807
Universal Electronics, Inc.*	15,338	831,933
		15,095,016
Independent power and renewable electricity producers—0.1%
Sunnova Energy International, Inc.*	9,814	430,344
Insurance—2.3%
Alleghany Corp.	4,155	2,355,262
Axis Capital Holdings Ltd.	31,346	1,438,781
BRP Group, Inc., Class A*	27,122	629,502
Goosehead Insurance, Inc., Class A	22,824	3,049,286
James River Group Holdings Ltd.	22,444	998,309
RenaissanceRe Holdings Ltd.	18,232	2,742,822
Universal Insurance Holdings, Inc.	17,020	227,898
		11,441,860
Interactive media & services—1.0%
MediaAlpha, Inc., Class A*	10,498	577,390
Travelzoo*	14,698	161,825
Yelp, Inc.*	67,759	2,208,266
Zillow Group, Inc., Class A*	13,081	1,814,596
		4,762,077
Internet & direct marketing retail—0.5%
CarParts.com, Inc.*,1	35,940	564,617
Magnite, Inc.*,1	46,726	1,618,589
Quotient Technology, Inc.*	26,800	237,448
		2,420,654

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—3.0%
Brightcove, Inc.*	51,025	$839,361
Cass Information Systems, Inc.	18,228	740,057
ExlService Holdings, Inc.*	19,362	1,484,678
GDS Holdings Ltd., ADR*	7,430	769,451
Globant SA*	32,982	6,332,544
Limelight Networks, Inc.*	128,621	585,869
LiveRamp Holdings, Inc.*	8,143	616,506
MAXIMUS, Inc.	25,197	1,891,287
Shift4 Payments, Inc., Class A*	11,383	740,009
Unisys Corp.*	32,363	773,152
		14,772,914
Leisure products—0.7%
Malibu Boats, Inc., Class A*	11,543	809,280
Nautilus, Inc.*	23,056	565,102
Polaris, Inc.	13,180	1,537,711
YETI Holdings, Inc.*	8,060	530,509
		3,442,602
Life sciences tools & services—0.9%
Adaptive Biotechnologies Corp.*	9,885	548,321
Bio-Techne Corp.	11,329	3,680,905
PRA Health Sciences, Inc.*	820	101,057
Repligen Corp.*	1,891	378,200
		4,708,483
Machinery—2.1%
Energy Recovery, Inc.*,1	12,268	169,789
Hydrofarm Holdings Group, Inc.*	3,522	265,946
Kadant, Inc.	11,991	1,714,114
Kornit Digital Ltd.*	40,164	3,640,264
Proto Labs, Inc.*	14,473	3,065,381
REV Group, Inc.	25,753	266,029
Shyft Group Inc/The	36,681	1,107,766
Westport Fuel Systems, Inc.*	24,867	185,011
		10,414,300
Media—1.2%
Cable One, Inc.	1,942	3,884,000
Cardlytics, Inc.*,1	7,579	926,684
iClick Interactive Asia Group Ltd. ADR*	64,417	912,789
		5,723,473
Multiline retail—0.6%
Ollie's Bargain Outlet Holdings, Inc.*,1	28,839	2,731,918
Oil, gas & consumable fuels—0.1%
Dorian LPG Ltd.*	39,728	460,448
Paper & forest products—0.2%
Louisiana-Pacific Corp.	23,466	891,943
Personal products—1.0%
Herbalife Nutrition Ltd.*	16,710	851,542
Lifevantage Corp.*	24,085	215,320
Medifast, Inc.	11,204	2,629,243
USANA Health Sciences, Inc.*	13,977	1,156,736
		4,852,841
	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—2.9%
Aerie Pharmaceuticals, Inc.*,1	50,224	$863,350
Amneal Pharmaceuticals, Inc.*	157,196	756,113
Amphastar Pharmaceuticals, Inc.*	6,400	116,352
Aquestive Therapeutics, Inc.*,1	24,163	127,822
Cara Therapeutics, Inc.*,1	56,488	1,056,326
Chiasma, Inc.*	68,831	272,571
Collegium Pharmaceutical, Inc.*	9,187	221,774
Endo International PLC*	92,876	676,137
Fulcrum Therapeutics, Inc.*,1	3,080	34,065
GW Pharmaceuticals PLC, ADR*	1,506	229,620
Horizon Therapeutics PLC*	34,398	2,493,167
Lyra Therapeutics, Inc.*	13,587	143,615
NGM Biopharmaceuticals, Inc.*	41,341	1,060,810
Odonate Therapeutics, Inc.*	20,615	476,413
Optinose, Inc.*	78,671	313,111
Osmotica Pharmaceuticals PLC*,1	16,961	70,727
Otonomy, Inc.*	27,329	116,148
Pacira BioSciences, Inc.*	13,046	862,080
Progenic Pharmaceuticals Inc.[2]	76,855	0
Recro Pharma, Inc.*	59,966	187,694
Satsuma Pharmaceuticals, Inc.*,1	50,333	292,938
scPharmaceuticals, Inc.*	1,000	6,340
Strongbridge Biopharma PLC*,1	87,678	236,731
Supernus Pharmaceuticals, Inc.*	44,076	1,295,394
Theravance Biopharma, Inc.*,1	68,899	1,284,277
Tricida, Inc.*,1	20,613	135,633
VYNE Therapeutics, Inc.*,1	56,485	111,840
WaVe Life Sciences Ltd.*	59,650	606,640
Xeris Pharmaceuticals, Inc.*	29,348	149,088
Zogenix, Inc.*,1	7,964	150,997
		14,347,773
Professional services—1.9%
Barrett Business Services, Inc.	14,500	914,225
Exponent, Inc.	29,667	2,449,901
Insperity, Inc.	27,351	2,146,780
Kforce, Inc.	22,293	950,796
TriNet Group, Inc.*	38,001	2,816,254
		9,277,956
Real estate management & development—0.7%
Altisource Portfolio Solutions SA*	15,476	156,772
eXp World Holdings, Inc.*	15,118	1,611,428
Fathom Holdings, Inc.*	25,733	972,450
Redfin Corp.*	13,268	944,814
		3,685,464
Road & rail—0.7%
Landstar System, Inc.	13,643	1,901,834
Saia, Inc.*	7,679	1,357,263
		3,259,097
Semiconductors & semiconductor equipment—4.2%
ACM Research, Inc., Class A*	8,381	754,290
Advanced Energy Industries, Inc.*	11,051	1,133,612
Ambarella, Inc.*	20,351	1,920,320

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
Amkor Technology, Inc.	41,567	$645,120
Axcelis Technologies, Inc.*	4,914	168,255
Brooks Automation, Inc.	7,790	590,170
CMC Materials, Inc.	9,807	1,444,669
CyberOptics Corp.*	10,925	264,276
Diodes, Inc.*	14,180	1,003,660
Everspin Technologies, Inc.*,1	24,977	133,377
NeoPhotonics Corp.*	115,757	1,289,533
Pixelworks, Inc.*	47,545	145,488
Power Integrations, Inc.	34,603	2,787,272
Silicon Laboratories, Inc.*	16,932	2,220,971
SiTime Corp.*	14,241	1,738,114
SMART Global Holdings, Inc.*,1	24,786	920,800
Synaptics, Inc.*	38,849	3,854,598
		21,014,525
Software—17.2%
2U, Inc.*,1	30,956	1,266,100
A10 Networks, Inc.*	176,953	1,757,143
Agilysys, Inc.*	47,391	1,743,515
Alarm.com Holdings, Inc.*	42,510	3,950,029
American Software, Inc. Class A	3,850	73,959
Asana, Inc., Class A*	16,226	573,914
Avaya Holdings Corp.*	113,442	2,522,950
Benefitfocus, Inc.*	38,079	468,372
Blackline, Inc.*	35,401	4,588,678
Box, Inc., Class A*	145,605	2,524,791
Ceridian HCM Holding, Inc.*	23,532	2,186,358
ChannelAdvisor Corp.*	25,800	528,900
Cornerstone OnDemand, Inc.*	59,506	2,433,795
Descartes Systems Group, Inc./The*	27,395	1,672,739
Domo, Inc., Class B*	7,202	456,535
Dropbox, Inc., Class A*	38,981	882,140
Duck Creek Technologies, Inc.*	2,046	98,904
eGain Corp.*	15,651	172,161
FireEye, Inc.*	158,600	3,330,600
Five9, Inc.*	27,497	4,571,376
LivePerson, Inc.*	4,582	290,316
MicroStrategy, Inc., Class A*	5,621	3,469,900
Mitek Systems, Inc.*	30,991	500,505
Model N, Inc.*,1	21,137	718,235
New Relic, Inc.*	40,391	3,036,595
Nutanix, Inc., Class A*	71,282	2,175,527
OneSpan, Inc.*	43,300	1,009,756
Paylocity Holding Corp.*	15,572	2,919,127
Pegasystems, Inc.	29,249	3,727,785
Pluralsight, Inc., Class A*	88,871	1,848,517
Progress Software Corp.	23,327	937,279
PROS Holdings, Inc.*	29,730	1,252,822
QAD, Inc., Class A	14,500	939,455
Rapid7, Inc.*	20,771	1,803,338
RingCentral, Inc., Class A*	2,974	1,109,064
SecureWorks Corp., Class A*	19,916	275,637
Sprout Social, Inc., Class A*	25,858	1,706,628
SPS Commerce, Inc.*	51,254	5,068,508
Teradata Corp.*	100,546	2,704,687
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Varonis Systems, Inc.*	28,824	$5,095,218
Verint Systems, Inc.*	18,875	1,393,541
Workiva, Inc.*	75,638	7,372,436
		85,157,835
Specialty retail—4.3%
Asbury Automotive Group, Inc.*	3,146	448,651
Boot Barn Holdings, Inc.*	18,214	1,042,569
Five Below, Inc.*	27,319	4,800,768
Floor & Decor Holdings, Inc., Class A*	40,615	3,739,423
GrowGeneration Corp.*,1	27,646	1,194,031
Kirkland's, Inc.*	60,768	1,547,153
Lithia Motors, Inc., Class A	8,475	2,700,813
National Vision Holdings, Inc.*	53,062	2,460,485
OneWater Marine, Inc. Class A*	25,016	808,767
Rent-A-Center, Inc.	55,182	2,389,381
		21,132,041
Technology hardware, storage & peripherals—1.4%
Avid Technology, Inc.*	108,301	1,845,449
Diebold Nixdorf, Inc.*	13,100	178,946
Intevac, Inc.*	5,835	39,094
Pure Storage, Inc., Class A*	133,500	3,087,855
Quantum Corp.*	43,251	308,380
Super Micro Computer, Inc.*	45,958	1,424,698
		6,884,422
Textiles, apparel & luxury goods—0.7%
Crocs, Inc.*	36,284	2,540,606
Deckers Outdoor Corp.*	3,560	1,039,449
		3,580,055
Thrifts & mortgage finance—0.4%
Axos Financial, Inc.*	25,795	1,004,715
FS Bancorp, Inc.	500	26,810
PennyMac Financial Services, Inc.	16,049	930,842
Waterstone Financial, Inc.	8,400	155,148
		2,117,515
Trading companies & distributors—0.7%
Boise Cascade Co.	31,000	1,476,530
CAI International, Inc.	7,313	237,453
H&E Equipment Services, Inc.	10,747	295,328
Herc Holdings, Inc.*	13,504	863,986
Rush Enterprises, Inc., Class A	10,902	457,775
		3,331,072
Wireless telecommunication services—0.2%
Boingo Wireless, Inc.*	43,258	499,197
Gogo, Inc.*,1	33,160	444,344
		943,541
Total common stocks (cost—$334,812,347)		488,879,076

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund, 0.001%[3] (cost—$3,762,406)	3,762,406	$3,762,406
Investment of cash collateral from securities loaned—3.4%
Money market funds—3.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[3] (cost—$16,659,548)	16,659,548	16,659,548
Total investments (cost—$355,234,301)—102.9%		509,301,030
Liabilities in excess of other assets—(2.9)%		(14,242,385)
Net assets—100.0%		$495,058,645

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$488,879,076	$—	$—	$488,879,076
Short-term investments	—	3,762,406	—	3,762,406
Investment of cash collateral from securities loaned	—	16,659,548	—	16,659,548
Total	$488,879,076	$20,421,954	$—	$509,301,030

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 18.50% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 17.58% (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 188. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. The Portfolio's sector selection was the primary contributor, particularly within Information Technology, Financials, and Utilities. Weaker results in Consumer Staples and Industrials detracted, but only partially offset the positive contributors. Sector allocation also contributed to relative returns. The Portfolio's underweight to Consumer Staples was a tailwind as it was one of the weakest sectors in the benchmark during the period.

Furthermore, from a country allocation perspective, positioning in several emerging markets was a significant positive driver of relative returns. Emerging markets, particularly a group of growth oriented companies in Asia, generated robust performance in the period. Stock selection from a country perspective was also positive given results in Spain, Singapore, and Germany. In terms of style, the Portfolio's beta was helpful in a strong period for the benchmark, although the momentum tilt acted as a headwind.

There was a reallocation in the Portfolio during the period as Chautauqua's allocation, the growth oriented manager, was reduced and Mondrian, value, was increased to adjust positioning given the extreme outperformance of growth versus value stocks in recent years as well as the likelihood of a strong rebound amidst positive vaccine news and the potential turnaround in economic activity, which is likely to be more beneficial to value oriented companies.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird"); Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA, Jesse Flores, CFA, Haicheng Li, CFA, Nathaniel Velarde;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, Daniel E. Allen, CFA and Laina Draeger, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.36%	12.30%	8.56%	5.39%
Class Y2	18.56	12.61	8.87	5.69
Class P3	18.50	12.61	8.86	5.67
After deducting maximum sales charge
Class A1	11.87	6.11	7.34	4.79
MSCI EAFE Index (net)[4]	17.58	8.94	8.84	5.15
Lipper International Multi-Cap Growth Funds median	18.26	19.59	11.00	6.20

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	22.87%	10.85%	7.67%	5.74%
Class Y2	23.02	11.23	7.98	6.04
Class P3	23.06	11.16	7.97	6.03
After deducting maximum sales charge
Class A1	16.09	4.74	6.46	5.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.78% and 1.69%; Class Y—1.47% and 1.44%; and Class P—1.49% and 1.44% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class Y—1.00%; and Class P—1.00% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten holdings (long holding)	Percentage of net assets
FANUC Corp.	1.4%
Sanofi	1.4
Enel SpA	1.4
Continental AG	1.3
SSE PLC	1.3
DBS Group Holdings Ltd.	1.3
CK Hutchison Holdings Ltd.	1.3
Novartis AG	1.3
United Overseas Bank Ltd.	1.2
Kyocera Corp.	1.2
Total	13.1%
Top ten holdings (short holdings)	Percentage of net assets
Ocado Group PLC	(0.5)%
Svenska Cellulosa AB SCA, Class B	(0.5)
Shiseido Co. Ltd.	(0.3)
GMO Payment Gateway, Inc.	(0.3)
Nippon Prologis REIT, Inc.	(0.3)
FinecoBank Banca Fineco SpA	(0.3)
JSR Corp.	(0.3)
Umicore SA	(0.3)
Idemitsu Kosan Co. Ltd.	(0.3)
Dassault Systemes SE	(0.3)
Total	(3.4)%
Top five issuer breakdown by country or territory of origin (long holdings)	Percentage of net assets
Japan	31.0%
United Kingdom	13.4
Switzerland	9.0
Germany	6.9
France	6.7
Total	67.0%
Top five issuer breakdown by country or territory of origin (short holdings)	Percentage of net assets
Japan	(6.1)%
United Kingdom	(1.3)
Australia	(1.0)
France	(1.0)
Sweden	(0.8)
Total	(10.2)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2021

Common stocks
Aerospace & defense	0.8%
Air freight & logistics	0.2
Auto components	2.2
Automobiles	1.7
Banks	9.1
Beverages	1.0
Biotechnology	1.7
Building products	3.1
Capital markets	2.1
Chemicals	3.8
Commercial services & supplies	1.0
Communications equipment	0.4
Construction & engineering	0.1
Construction materials	0.7
Diversified consumer services	0.6
Diversified financial services	0.1
Diversified telecommunication services	3.2
Electric utilities	3.0
Electrical equipment	2.1
Electronic equipment, instruments & components	3.3
Energy equipment & services	0.2
Entertainment	0.9
Equity real estate investment trusts	0.3
Food & staples retailing	2.4
Food products	2.4
Gas utilities	1.1
Health care equipment & supplies	1.8
Health care providers & services	0.3
Health care technology	0.0	†
Hotels, restaurants & leisure	0.9
Household durables	2.8
Independent power and renewable electricity producers	0.6
Industrial conglomerates	2.1
Insurance	4.5
Interactive media & services	0.5
Internet & direct marketing retail	2.0
IT services	3.1
Leisure products	1.0
Life sciences tools & services	0.8
Machinery	4.4
Marine	0.0	†
Media	1.0
Metals & mining	2.8
Multiline retail	0.4
Common stocks—(concluded)
Oil, gas & consumable fuels	4.1%
Paper & forest products	0.1
Personal products	1.2
Pharmaceuticals	10.2
Professional services	2.6
Real estate management & development	0.7
Semiconductors & semiconductor equipment	6.4
Software	2.4
Specialty retail	2.7
Technology hardware, storage & peripherals	1.7
Textiles, apparel & luxury goods	1.7
Tobacco	0.5
Trading companies & distributors	1.0
Wireless telecommunication services	0.5
Total common stocks	112.3
Preferred stocks
Chemicals	0.1
Short-term investments	0.7
Investment of cash collateral from securities loaned	0.1
Total investments before investments sold short	113.2
Investments sold short
Aerospace & defense	(0.1)
Air freight & logistics	(0.0)†
Airlines	(0.2)
Auto components	(0.0)†
Banks	(0.3)
Beverages	(0.2)
Biotechnology	(0.3)
Capital markets	(0.3)
Chemicals	(0.6)
Commercial services & supplies	(0.0)†
Construction & engineering	(0.0)†
Diversified financial services	(0.3)
Diversified telecommunication services	(0.2)
Electric utilities	(1.0)
Electrical equipment	(0.3)
Electronic equipment, instruments & components	(0.1)
Entertainment	(0.3)
Equity real estate investment trusts	(0.6)
Food & staples retailing	(0.2)
Food products	(0.4)
Gas utilities	(0.0)†

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2021

Investments sold short—(continued)
Health care equipment & supplies	(0.3)%
Health care providers & services	(0.1)
Hotels, restaurants & leisure	(0.9)
Household durables	(0.1)
Industrial conglomerates	(0.0)†
Insurance	(0.2)
Internet & direct marketing retail	(0.5)
IT services	(0.6)
Machinery	(0.3)
Media	(0.2)
Metals & mining	(0.2)
Multi-utilities	(0.1)
Oil, gas & consumable fuels	(0.8)
Paper & forest products	(0.5)
Investments sold short—(concluded)
Personal products	(0.3)%
Pharmaceuticals	(0.2)
Professional services	(0.2)
Real estate management & development	(1.2)
Road & rail	(0.5)
Semiconductors & semiconductor equipment	(0.2)
Software	(0.3)
Technology hardware, storage & peripherals	(0.1)
Trading companies & distributors	(0.0)†
Transportation infrastructure	(0.3)
Total investments sold short	(13.5)
Other assets in excess of liabilities	0.3
Net assets	100.0%
†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—112.3%
Australia—5.1%
AMP Ltd.[1]	244,308	$275,567
Aristocrat Leisure Ltd.	98,010	2,308,902
BHP Group Ltd.[2]	264,888	8,833,749
BHP Group PLC	111,603	3,058,516
CSL Ltd.	13,792	2,859,378
Glencore PLC*	176,892	590,488
Goodman Group	63,394	853,092
Macquarie Group Ltd.	28,158	2,808,154
Magellan Financial Group Ltd.	14,661	532,675
Medibank Pvt. Ltd.	679,440	1,509,237
National Australia Bank Ltd.	130,995	2,348,097
QBE Insurance Group Ltd.	521,663	3,199,686
REA Group Ltd.[1]	28,485	3,166,225
Rio Tinto PLC[2]	57,155	4,336,186
Santos Ltd.	566,796	2,793,635
Seek Ltd.	29,608	630,855
Sonic Healthcare Ltd.	88,738	2,319,067
Stockland	108,710	366,874
Telstra Corp. Ltd.	456,071	1,083,109
TPG Telecom Ltd.*,1	8,600	48,281
Wesfarmers Ltd.	48,280	2,004,071
Westpac Banking Corp.	80,786	1,295,096
Woolworths Group Ltd.	60,832	1,892,102
		49,113,042
Austria—1.1%
ams AG*	173,958	4,351,177
Erste Group Bank AG*	6,783	207,147
OMV AG	45,456	1,907,417
Raiffeisen Bank International AG*	43,499	850,340
Verbund AG	13,097	1,180,465
voestalpine AG	47,684	1,740,342
		10,236,888
Belgium—0.4%
Anheuser-Busch InBev SA/N.V.	20,051	1,258,654
KBC Group N.V.*,2	1,993	138,981
Proximus SADP	12,704	267,714
UCB SA	20,652	2,138,561
		3,803,910
Canada—1.3%
Constellation Software, Inc.	5,832	7,104,573
Fairfax Financial Holdings Ltd.	15,150	5,496,296
Topicus.com, Inc.*,3	9,064	34,110
		12,634,979
Cayman Islands—0.8%
Wuxi Biologics Cayman, Inc.*,4	547,677	7,668,530
China—2.4%
Alibaba Group Holding Ltd., ADR*	22,566	5,727,928
BeiGene Ltd., ADR*	7,974	2,551,680
BOC Hong Kong Holdings Ltd.	113,000	336,967
BYD Co. Ltd., Class H1	72,774	2,198,037
Prosus N.V.*	57,860	6,759,831
Sinopharm Group Co. Ltd., Class H	116,152	284,648
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
TAL Education Group, ADR*	72,206	$5,551,197
		23,410,288
Denmark—4.5%
Carlsberg A/S, Class B	8,922	1,303,433
Coloplast A/S, Class B	5,129	765,595
Danske Bank A/S*	6,872	116,988
DSV Panalpina A/S	7,687	1,199,366
Genmab A/S*	26,595	10,588,650
GN Store Nord A/S	781	59,499
ISS A/S*	260,327	4,470,902
Novo Nordisk A/S, ADR	111,028	7,727,549
Novo Nordisk A/S, Class B2	121,804	8,485,864
Novozymes A/S, B Shares	31,154	1,869,815
Pandora A/S	38,228	3,678,540
Tryg A/S1	26,884	836,367
Vestas Wind Systems A/S2	10,298	2,211,163
		43,313,731
Finland—1.2%
Kone Oyj, Class B2	67,399	5,300,598
Orion Oyj, Class B	58,968	2,705,540
Sampo Oyj, A Shares[2]	62,252	2,617,172
UPM-Kymmene Oyj	26,188	935,750
		11,559,060
France—6.7%
Adevinta ASA*	11,965	177,530
Air Liquide SA	4,192	685,589
Airbus SE*	1,026	103,172
Bureau Veritas SA*	131,028	3,438,140
Capgemini SE	4,882	705,502
Cie de Saint-Gobain*	230,226	11,444,807
Dassault Aviation SA*	2,002	2,087,357
Hermes International	2,976	3,036,521
Ipsen SA	3,959	345,390
Klepierre SA1	24,033	576,002
L'Oreal SA	15,243	5,362,488
Legrand SA	9,826	902,881
LVMH Moet Hennessy Louis Vuitton SE	14,696	8,885,128
Natixis SA*	358,700	1,350,239
Pernod Ricard SA	5,359	1,009,968
Renault SA*	1,283	54,564
Safran SA*	18,314	2,302,208
Sanofi	140,565	13,219,892
Sartorius Stedim Biotech	144	60,247
Societe Generale SA*	236,243	4,404,277
Thales SA	6,575	589,956
TOTAL SE	50,799	2,141,095
Unibail-Rodamco-Westfield[1]	6,417	541,221
Vinci SA	10,859	1,006,935
Wendel SE	1,717	198,223
		64,629,332
Germany—6.8%
Allianz SE	45,801	10,351,439

PACE International Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Aroundtown SA	98,071	$680,836
BASF SE	17,212	1,330,250
Bayer AG	29,385	1,778,464
Brenntag AG	12,107	948,378
Continental AG	91,484	12,803,548
Deutsche Post AG	23,628	1,167,106
Deutsche Telekom AG	188,929	3,359,641
Evonik Industries AG	287,723	9,461,493
GEA Group AG	48,499	1,675,732
Hannover Rueck SE	3,196	495,262
HeidelbergCement AG	13,215	976,842
HelloFresh SE*	56,634	4,782,302
Infineon Technologies AG	54,861	2,197,927
Knorr-Bremse AG	28,014	3,707,133
Merck KGaA	2,294	382,338
MTU Aero Engines AG	5,362	1,244,164
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	5,068	1,343,820
Nemetschek SE	1,122	78,991
SAP SE2	29,372	3,726,954
Symrise AG2	11,397	1,418,284
TeamViewer AG*,4	7,493	387,497
Telefonica Deutschland Holding AG	423,433	1,160,393
		65,458,794
Hong Kong—2.4%
AIA Group Ltd.	94,400	1,138,157
CK Asset Holdings Ltd.	661,500	3,300,566
Hang Seng Bank Ltd.	108,123	1,949,930
Hong Kong Exchanges & Clearing Ltd.	11,300	722,433
Jardine Matheson Holdings Ltd.	98,100	5,654,207
Jardine Strategic Holdings Ltd.	12,500	324,061
Link REIT	5,100	44,244
Sun Hung Kai Properties Ltd.	11,000	150,262
Techtronic Industries Co. Ltd.	31,000	463,090
WH Group Ltd.[4]	11,529,000	9,342,570
		23,089,520
India—1.1%
HDFC Bank Ltd., ADR*	89,856	6,478,617
Tata Consultancy Services Ltd.	98,167	4,176,681
		10,655,298
Indonesia—0.5%
Bank Rakyat Indonesia Persero Tbk. PT	16,615,303	4,925,887
Israel—0.1%
Check Point Software Technologies Ltd.*,1	4,198	536,253
Nice Ltd.*	1,763	459,670
		995,923
Italy—3.0%
DiaSorin SpA	6,328	1,383,834
Enel SpA[2]	1,328,969	13,180,697
Eni SpA	710,955	7,181,192
Ferrari N.V.	13,642	2,838,748
Intesa Sanpaolo SpA*	788,571	1,719,168
	Number of shares	Value
Common stocks—(continued)
Italy—(concluded)
Mediobanca Banca di Credito Finanziario SpA*	51,646	$459,612
Moncler SpA*	15,118	851,932
Snam SpA	58,633	307,955
Terna Rete Elettrica Nazionale SpA	153,187	1,110,935
		29,034,073
Japan—31.0%
ABC-Mart, Inc.	6,600	375,407
Advantest Corp.	11,300	893,006
Asahi Kasei Corp.	35,700	396,977
Astellas Pharma, Inc.[2]	126,800	2,058,222
Bandai Namco Holdings, Inc.	30,200	2,575,187
Brother Industries Ltd.	23,900	532,935
Calbee, Inc.	39,300	1,162,232
Canon, Inc.	37,900	838,405
Casio Computer Co. Ltd.	57,100	1,008,786
Chugai Pharmaceutical Co. Ltd.	37,600	1,967,575
Coca-Cola Bottlers Japan Holdings, Inc.	314,400	4,772,901
Cosmos Pharmaceutical Corp.	8,900	1,356,967
CyberAgent, Inc.	8,600	538,399
Daikin Industries Ltd.[2]	27,100	5,721,687
Daito Trust Construction Co. Ltd.	21,800	2,271,863
Dentsu Group, Inc.	14,000	446,535
FANUC Corp.	52,413	13,683,413
Fast Retailing Co. Ltd.[2]	4,200	3,609,992
FUJIFILM Holdings Corp.	200,800	11,502,227
Fujitsu Ltd.	42,100	6,424,452
Hikari Tsushin, Inc.[2]	5,100	1,069,545
Hirose Electric Co. Ltd.	3,200	502,426
Honda Motor Co. Ltd.	367,700	9,709,737
Hoshizaki Corp.	5,400	479,304
Hoya Corp.[2]	35,400	4,529,567
Iida Group Holdings Co. Ltd.	81,100	1,789,025
Inpex Corp.	56,700	328,211
Isuzu Motors Ltd.	94,500	903,689
ITOCHU Techno-Solutions Corp.	61,000	2,150,500
Japan Retail Fund Investment Corp.[1]	298	565,466
JFE Holdings, Inc.*	74,200	643,785
Kakaku.com, Inc.	30,100	871,771
Kansai Paint Co. Ltd.	53,000	1,560,057
Kao Corp.	15,100	1,095,607
Keyence Corp.[2]	17,344	9,311,665
Kubota Corp.	36,300	797,553
Kyocera Corp.	182,700	11,709,654
Lawson, Inc.	1,000	48,568
Lixil Corp.	9,900	230,871
M3, Inc.	900	75,757
Makita Corp.	2,800	133,615
Marubeni Corp.	101,900	677,055
Marui Group Co. Ltd.	30,700	550,179
McDonald's Holdings Co. Japan Ltd.	41,800	2,038,365
Mitsubishi Electric Corp.	534,200	8,149,116
Mitsubishi Heavy Industries Ltd.	56,400	1,619,994
Mitsui Chemicals, Inc.	27,700	793,735
Mizuho Financial Group, Inc.	22,300	293,966
MonotaRO Co. Ltd.	23,400	1,172,539

PACE International Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Nintendo Co. Ltd.[2]	12,200	$7,022,750
Nippon Paint Holdings Co. Ltd.	400	35,970
Nippon Sanso Holdings Corp.	6,000	115,663
Nippon Steel Corp.*	74,900	865,215
Nippon Telegraph & Telephone Corp.	352,600	8,812,817
Nissan Chemical Corp.	72,500	4,129,526
Nitori Holdings Co. Ltd.	1,100	218,309
Nitto Denko Corp.[2]	61,400	5,565,449
Nomura Research Institute Ltd.[2]	134,600	4,533,916
Obayashi Corp.	400	3,350
Obic Co. Ltd.[2]	12,300	2,301,377
Olympus Corp.	72,400	1,309,048
Omron Corp.	3,900	345,527
Oracle Corp.	3,400	400,581
Otsuka Corp.	66,100	3,328,198
Otsuka Holdings Co. Ltd.	204,200	8,719,625
Panasonic Corp.	135,800	1,762,987
Persol Holdings Co. Ltd.	73,500	1,378,542
Recruit Holdings Co. Ltd.	171,548	7,461,891
Renesas Electronics Corp.*	291,500	3,326,434
Resona Holdings, Inc.	287,400	997,672
Rinnai Corp.	20,200	2,109,858
SCSK Corp.	5,000	278,089
Secom Co. Ltd.	25,200	2,283,348
Sekisui Chemical Co. Ltd.	412,300	7,436,318
Sekisui House Ltd.[1]	8,700	168,088
Seven & I Holdings Co. Ltd.	79,600	3,039,766
Shimadzu Corp.	121,000	4,625,975
Shimano, Inc.[2]	23,700	5,557,004
Shin-Etsu Chemical Co. Ltd.[2]	39,700	6,910,923
Shinsei Bank Ltd.	81,700	1,001,482
Shionogi & Co. Ltd.[2]	52,700	2,861,083
SMC Corp.	3,500	2,118,069
SoftBank Corp.	137,200	1,802,322
SoftBank Group Corp.[2]	37,900	2,936,226
Sohgo Security Services Co. Ltd.	5,400	265,721
Sony Corp.	89,200	8,537,565
Square Enix Holdings Co. Ltd.	24,600	1,414,589
Sumitomo Mitsui Financial Group, Inc.[2]	80,800	2,510,320
Sumitomo Mitsui Trust Holdings, Inc.	75,400	2,255,799
Sundrug Co. Ltd.	40,000	1,586,963
Sysmex Corp.	9,000	1,049,961
T&D Holdings, Inc.	33,500	390,403
Taiheiyo Cement Corp.	12,800	318,682
Takeda Pharmaceutical Co. Ltd.	286,500	10,076,092
Tokio Marine Holdings, Inc.	172,800	8,488,086
Tokyo Electron Ltd.[2]	15,400	5,855,894
Tokyo Gas Co. Ltd.	199,300	4,367,203
Toray Industries, Inc.	101,600	662,911
TOTO Ltd.	25,200	1,395,724
Toyota Industries Corp.	101,300	7,979,465
Trend Micro, Inc.	25,000	1,375,874
Tsuruha Holdings, Inc.	400	53,116
USS Co. Ltd.	107,100	2,108,971
Welcia Holdings Co. Ltd.[1]	14,000	474,299
Yakult Honsha Co. Ltd.	1,300	66,400
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Yamada Holdings Co. Ltd.	132,300	$674,443
Yamaha Corp.	21,900	1,234,204
Yamaha Motor Co. Ltd.	2,100	46,329
Yokogawa Electric Corp.	41,000	886,353
ZOZO, Inc.	60,400	1,691,382
		297,468,637
Luxembourg—0.3%
ArcelorMittal SA*	46,221	1,012,209
Eurofins Scientific SE*	940	90,227
Tenaris SA	257,395	1,987,494
		3,089,930
Netherlands—5.4%
Adyen N.V.*,4	3,029	6,327,657
Akzo Nobel N.V.	8,373	852,367
ASML Holding N.V.[2]	20,447	10,915,708
ASML Holding N.V. NY Registered Shares	12,949	6,916,838
ING Groep N.V.*	185,093	1,645,728
Koninklijke Ahold Delhaize N.V.[2]	154,844	4,444,724
Koninklijke KPN N.V.	341,112	1,065,633
NN Group N.V.	25,719	1,071,235
Randstad N.V.*	40,938	2,557,716
Royal Dutch Shell PLC, A Shares[2,5]	151,814	2,809,211
Royal Dutch Shell PLC, B Shares	660,590	11,513,084
Stellantis N.V.*,1	27,913	423,897
Wolters Kluwer N.V.	12,467	1,035,886
		51,579,684
New Zealand—0.8%
a2 Milk Co. Ltd.*,1	306,798	2,530,153
Fisher & Paykel Healthcare Corp. Ltd.	136,262	3,377,072
Meridian Energy Ltd.	184,140	939,912
Spark New Zealand Ltd.	219,482	753,559
		7,600,696
Norway—0.5%
DNB ASA*	15,853	308,633
Norsk Hydro ASA	754,750	3,333,122
Schibsted ASA, B Shares*	1,776	57,132
Telenor ASA	71,610	1,181,307
		4,880,194
Portugal—0.0%†
Jeronimo Martins, SGPS SA	4,663	76,254
Russia—0.2%
Evraz PLC	223,131	1,525,638
Singapore—3.5%
DBS Group Holdings Ltd.	656,105	12,372,336
Genting Singapore Ltd.	1,757,700	1,128,065
Oversea-Chinese Banking Corp. Ltd.	180,000	1,395,046
Singapore Exchange Ltd.	442,900	3,290,315
Singapore Technologies Engineering Ltd.	88,100	245,630
Singapore Telecommunications Ltd.	2,052,400	3,635,920
United Overseas Bank Ltd.	668,298	11,741,871

PACE International Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
Venture Corp. Ltd.	100	$1,486
		33,810,669
Spain—2.5%
Banco Bilbao Vizcaya Argentaria SA	410,289	1,872,031
Banco Santander SA*	3,802,064	11,097,853
CaixaBank SA	73,757	186,125
Enagas SA	2,752	60,628
Endesa SA	5,267	134,610
Industria de Diseno Textil SA	94,922	2,815,215
Naturgy Energy Group SA	241,082	6,228,318
Red Electrica Corp. SA	41,567	789,269
Telefonica SA	99,307	428,499
		23,612,548
Sweden—4.6%
Alfa Laval AB*	80,054	2,097,955
Assa Abloy AB, Class B	146,199	3,615,761
Boliden AB	21,202	694,722
Epiroc AB, Class A	57,868	1,108,686
Hennes & Mauritz AB, B Shares*,2	192,491	4,115,335
Hexagon AB, B Shares	26,030	2,268,414
Husqvarna AB, B Shares	77,330	956,772
Lundin Energy AB	60,783	1,651,051
Nibe Industrier AB, B Shares	41,411	1,382,274
Sandvik AB*,2	259,725	6,468,478
Svenska Handelsbanken AB, Share A*	144,167	1,437,200
Swedbank AB, A Shares*	11,497	216,325
Swedish Match AB2	63,438	4,891,878
Telefonaktiebolaget LM Ericsson, B Shares	294,875	3,712,902
Telia Co. AB	2,114,615	9,266,849
		43,884,602
Switzerland—9.0%
ABB Ltd.	313,359	9,242,960
Coca-Cola HBC AG*	12,275	362,390
Geberit AG2	9,198	5,629,790
Givaudan SA	13	52,374
Julius Baer Group Ltd.	82,172	4,971,840
Kuehne & Nagel International AG	1,874	426,440
LafargeHolcim Ltd.*	81,380	4,400,680
Logitech International SA	30,653	3,183,575
Nestle SA (Registered)[2]	84,861	9,512,627
Novartis AG2	133,278	12,067,670
Partners Group Holding AG	1,992	2,352,136
Roche Holding AG2	24,172	8,342,042
Schindler Holding AG	9,834	2,595,433
SGS SA2	1,406	4,264,390
Sika AG	516	140,410
Sonova Holding AG*	16,838	4,061,983
STMicroelectronics N.V.	171,192	6,859,768
Temenos AG	39,618	5,002,640
Zurich Insurance Group AG	7,852	3,139,595
		86,608,743
		Number of shares	Value
Common stocks—(concluded)
Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.		512,000	$10,820,296
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		57,682	7,009,517
			17,829,813
United Kingdom—13.4%
3	i Group PLC[2]	301,910	4,574,998
Associated British Foods PLC*,2		27,124	783,504
AstraZeneca PLC[2]		38,737	3,951,605
BAE Systems PLC		100,532	634,329
Barratt Developments PLC*		82,055	714,611
Berkeley Group Holdings PLC		3,936	225,097
BP PLC		2,508,281	9,320,657
Bunzl PLC		5,323	170,867
CK Hutchison Holdings Ltd.		1,766,500	12,190,665
Compass Group PLC*,2		100,642	1,797,745
Croda International PLC[2]		7,630	655,559
DCC PLC		20,063	1,509,331
Diageo PLC		20,213	811,495
Direct Line Insurance Group PLC		662,544	2,719,321
Experian PLC		46,185	1,614,286
GlaxoSmithKline PLC		622,540	11,561,374
Halma PLC		69,578	2,345,211
HSBC Holdings PLC*		710,205	3,716,223
InterContinental Hotels Group PLC*		14,483	892,257
Intertek Group PLC		21,954	1,653,426
JD Sports Fashion PLC*		245,571	2,499,791
Kingfisher PLC*		2,243,634	8,517,277
Lloyds Banking Group PLC*		21,084,293	9,461,177
Melrose Industries PLC*		231,445	529,345
Next PLC*		13,370	1,411,522
Persimmon PLC		63,972	2,226,764
Prudential PLC		11,388	182,201
RELX PLC		46,979	1,163,128
Sage Group PLC/The		4,391	35,356
Smith & Nephew PLC		56,209	1,183,412
SSE PLC		625,763	12,676,032
Tesco PLC		3,020,719	9,884,995
Travis Perkins PLC*		220,003	4,048,572
Unilever PLC		80,164	4,669,968
WPP PLC		821,805	8,587,551
			128,919,652
United States—1.8%
Atlassian Corp. PLC, Class A*		14,736	3,405,932
Brookfield Renewable Corp., Class A		79,229	4,432,862
Ferguson PLC		20,848	2,420,636
James Hardie Industries PLC*		49,134	1,373,335
SolarEdge Technologies, Inc.*		8,797	2,536,439
Waste Connections, Inc.		28,762	2,833,345
			17,002,549
Total common stocks (cost—$913,344,672)			1,078,418,864

PACE International Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Preferred stocks—0.1%
Germany—0.1%
FUCHS PETROLUB SE (cost—$272,624)	6,237	$354,870
Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund, 0.001%[6] (cost—$6,973,725)	6,973,725	6,973,725
Investment of cash collateral from securities loaned—0.1%
Money market funds—0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[6] (cost—$969,531)	969,531	969,531
Total investments before investments sold short (cost—$921,560,552)—113.2%		1,086,716,990
Investments sold short—(13.5)%
Common stocks—(13.4)%
Australia—(1.0)%
Afterpay Ltd.	(14,567)	(1,487,068)
APA Group	(11,677)	(86,822)
AusNet Services	(1,036,727)	(1,364,739)
Coles Group Ltd.	(45,410)	(628,623)
Computershare Ltd.	(67,819)	(740,226)
Crown Resorts Ltd.	(162,808)	(1,189,005)
Newcrest Mining Ltd.	(11,043)	(209,888)
Northern Star Resources Ltd.	(4,225)	(40,887)
Oil Search Ltd.	(130,638)	(384,068)
Qantas Airways Ltd.	(160,190)	(548,103)
Suncorp Group Ltd.	(21,910)	(167,864)
Tabcorp Holdings Ltd.	(319,406)	(967,922)
Transurban Group	(4,779)	(48,154)
Washington H Soul Pattinson & Co. Ltd.	(60,458)	(1,252,334)
		(9,115,703)
Belgium—(0.5)%
Galapagos N.V.	(13,992)	(1,463,174)
Groupe Bruxelles Lambert SA	(1,438)	(142,247)
Umicore SA	(50,500)	(2,860,294)
		(4,465,715)
China—(0.0)%†
Wilmar International Ltd.	(20,300)	(80,346)
Denmark—(0.2)%
Ambu A/S, Class B	(47,898)	(2,255,628)
Finland—(0.0)%†
Stora Enso Oyj, R Shares	(7,190)	(130,482)
France—(1.0)%
Atos SE	(7,650)	(587,057)
BioMerieux	(1,189)	(183,802)
Bollore SA	(69,756)	(282,489)
Covivio	(4,280)	(351,432)
Dassault Aviation SA	(813)	(847,663)
Dassault Systemes SE	(12,632)	(2,521,643)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
France—(concluded)
Iliad SA	(7,040)	$(1,301,923)
Orpea SA	(983)	(136,009)
Remy Cointreau SA	(12,612)	(2,339,249)
Suez SA	(24,966)	(512,391)
		(9,063,658)
Germany—(0.4)%
E.ON SE	(34,638)	(366,419)
Fresenius Medical Care AG & Co. KGaA	(7,512)	(607,712)
Fresenius SE & Co. KGaA	(4,180)	(186,147)
KION Group AG	(3,982)	(343,806)
LANXESS AG	(4,397)	(331,249)
LEG Immobilien AG	(1,651)	(236,673)
Vonovia SE	(23,035)	(1,538,047)
		(3,610,053)
Hong Kong—(0.3)%
Bank of East Asia Ltd./The	(3,475)	(7,520)
CK Infrastructure Holdings Ltd.	(73,500)	(390,237)
Hang Lung Properties Ltd.	(589,000)	(1,565,213)
Melco Resorts & Entertainment Ltd., ADR	(22,873)	(365,739)
PCCW Ltd.	(517,513)	(287,792)
		(2,616,501)
Ireland—(0.1)%
Flutter Entertainment PLC	(2,656)	(494,531)
Kerry Group PLC, Class A	(6,304)	(855,497)
		(1,350,028)
Italy—(0.4)%
Atlantia SpA	(67,953)	(1,076,512)
FinecoBank Banca Fineco SpA	(191,119)	(2,971,858)
		(4,048,370)
Japan—(6.1)%
Aeon Co. Ltd.	(49,600)	(1,553,906)
Aeon Mall Co. Ltd.	(58,600)	(948,665)
Ajinomoto Co., Inc.	(5,400)	(127,689)
Alfresa Holdings Corp.	(1,900)	(37,876)
Capcom Co. Ltd.	(15,100)	(947,364)
Chubu Electric Power Co., Inc.	(25,900)	(317,216)
Chugoku Electric Power Co., Inc./The	(184,500)	(2,275,046)
Dai Nippon Printing Co. Ltd.	(2,400)	(41,369)
Daifuku Co. Ltd.	(13,700)	(1,563,547)
Daiwa House Industry Co. Ltd.	(12,500)	(354,385)
Daiwa House REIT Investment Corp.	(400)	(1,077,526)
Daiwa Securities Group, Inc.	(63,000)	(299,845)
Eisai Co. Ltd.	(8,800)	(642,254)
Fuji Electric Co. Ltd.	(10,600)	(422,366)
GMO Payment Gateway, Inc.	(21,000)	(2,991,852)
Hamamatsu Photonics K.K.	(14,700)	(852,631)
Hitachi Construction Machinery Co. Ltd.	(25,600)	(746,227)
Hitachi Metals Ltd.	(121,200)	(1,933,707)
Hulic Co. Ltd.	(74,700)	(844,560)
Idemitsu Kosan Co. Ltd.	(109,500)	(2,571,492)
Japan Airlines Co. Ltd.	(28,800)	(514,075)

PACE International Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Japan Airport Terminal Co. Ltd.	(29,700)	$(1,562,490)
Japan Exchange Group, Inc.	(45,000)	(1,050,547)
Japan Post Insurance Co. Ltd.	(19,400)	(381,040)
JSR Corp.	(96,400)	(2,941,705)
Kajima Corp.	(15,800)	(211,698)
Keihan Holdings Co. Ltd.	(2,000)	(91,178)
Keio Corp.	(25,400)	(1,858,900)
Kintetsu Group Holdings Co. Ltd.	(26,900)	(1,132,188)
Koei Tecmo Holdings Co. Ltd.	(12,000)	(687,444)
Kyushu Electric Power Co., Inc.	(180,200)	(1,671,738)
Kyushu Railway Co.	(30,900)	(648,932)
Mercari, Inc.	(2,400)	(115,631)
MISUMI Group, Inc.	(17,000)	(553,519)
Mitsubishi Corp.	(1,700)	(43,065)
Mitsubishi Estate Co. Ltd.	(4,800)	(75,936)
Nagoya Railroad Co. Ltd.	(25,800)	(657,119)
Nexon Co. Ltd.	(40,100)	(1,216,770)
NH Foods Ltd.	(3,700)	(158,557)
Nihon M&A Center, Inc.	(36,800)	(2,131,046)
Nippon Express Co. Ltd.	(6,100)	(414,443)
Nippon Prologis REIT, Inc.	(915)	(2,982,795)
Nomura Real Estate Holdings, Inc.	(63,000)	(1,407,162)
Nomura Real Estate Master Fund, Inc.	(66)	(100,490)
Odakyu Electric Railway Co. Ltd.	(15,800)	(459,266)
Oriental Land Co. Ltd.	(13,000)	(2,034,648)
Ricoh Co. Ltd.	(154,900)	(1,174,443)
SBI Holdings, Inc.	(14,400)	(359,484)
Seibu Holdings, Inc.	(4,100)	(37,652)
SG Holdings Co. Ltd.	(3,100)	(79,461)
Shiseido Co. Ltd.	(50,500)	(3,278,434)
SUMCO Corp.	(91,400)	(1,927,448)
Sumitomo Dainippon Pharma Co. Ltd.	(22,400)	(364,137)
Taisho Pharmaceutical Holdings Co. Ltd.	(6,200)	(405,477)
The Bank of Kyoto Ltd.	(5,400)	(283,368)
The Kansai Electric Power Co., Inc.	(70,000)	(686,307)
Toho Gas Co. Ltd.	(1,700)	(99,936)
Tohoku Electric Power Co., Inc.	(48,400)	(415,392)
Tokyo Century Corp.	(5,100)	(413,992)
Tokyu Fudosan Holdings Corp.	(348,300)	(1,968,128)
Toppan Printing Co. Ltd.	(1,500)	(21,333)
Toyoda Gosei Co. Ltd.	(4,200)	(111,077)
Yamazaki Baking Co. Ltd.	(56,900)	(1,047,592)
		(58,325,566)
Macau—(0.1)%
SJM Holdings Ltd.	(1,255,000)	(1,345,615)
Netherlands—(0.4)%
Argenx SE	(5,784)	(1,686,594)
Koninklijke Vopak N.V.	(39,576)	(2,003,047)
		(3,689,641)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Norway—(0.1)%
Equinor ASA	(27,989)	$(501,596)
Mowi ASA	(3,830)	(84,838)
		(586,434)
Portugal—(0.1)%
EDP—Energias de Portugal SA	(204,576)	(1,283,343)
Singapore—(0.3)%
City Developments Ltd.	(196,200)	(1,059,750)
Singapore Airlines Ltd.	(133,400)	(411,486)
Suntec Real Estate Investment Trust	(44,500)	(53,317)
UOL Group Ltd.	(258,500)	(1,419,034)
		(2,943,587)
Spain—(0.2)%
Siemens Gamesa Renewable Energy SA	(56,062)	(2,299,872)
Sweden—(0.8)%
Electrolux AB, Series B	(33,290)	(813,302)
Investor AB, B Shares	(15,747)	(1,155,032)
Kinnevik AB Class B	(26,500)	(1,300,074)
Svenska Cellulosa AB SCA, Class B	(257,262)	(4,531,634)
		(7,800,042)
Switzerland—(0.1)%
Barry Callebaut AG	(476)	(1,055,615)
Swiss Prime Site AG	(1,369)	(133,056)
		(1,188,671)
United Kingdom—(1.3)%
Admiral Group PLC	(27,600)	(1,087,739)
AVEVA Group PLC	(933)	(46,304)
British Land Co. PLC/The	(7,068)	(43,223)
Entain PLC	(58,853)	(996,001)
Land Securities Group PLC	(150,028)	(1,256,153)
London Stock Exchange Group PLC	(4,112)	(488,156)
Ocado Group PLC	(124,445)	(4,724,031)
Pearson PLC	(125,271)	(1,387,888)
SSE PLC	(40,934)	(829,197)
St James's Place PLC	(38,469)	(615,657)
Whitbread PLC	(30,073)	(1,142,865)
		(12,617,214)
Total common stocks (cost—$(113,476,008))		(128,816,469)
Preferred stock—(0.1)%
Germany—(0.1)%
Sartorius AG (cost—(408,961)	(915)	(454,842)
Total investments sold short (proceeds—$113,884,969)		(129,271,311)
Other assets in excess of liabilities—0.3%		2,728,229
Net assets—100.0%		$960,173,908

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE International Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$69,040,878	$1,009,377,986	$—	$1,078,418,864
Preferred stocks	—	354,870	—	354,870
Short-term investments	—	6,973,725	—	6,973,725
Investment of cash collateral from securities loaned	—	969,531	—	969,531
Total	$69,040,878	$1,017,676,112	$—	$1,086,716,990
Liabilities
Investments sold short	$(365,739)	$(128,905,572)	$—	$(129,271,311)

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $23,726,254, represented 2.5% of the Portfolio's net assets at period end.

5  Security is traded on the Amsterdam Exchange.

6  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 23.68% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 24.07%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 201. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was the primary detractor to relative returns while allocation was additive. Stock selection was negative due to weak stock selection within Information Technology, Consumer Discretionary and Energy sectors largely offsetting positive stock selection within the Communication Services and Materials sectors. An underweight to the more defensive Utilities and REITS sector was most additive relative to the benchmark. From a country perspective, stock selection was weak in Korea and Brazil but partially offset by strong stock selection in China. Opportunistic allocations to Canada and Vietnam, as well as an underweight to Malaysia were additive relative to the benchmark. The cash allocation was a drag on performance given the overall strength of the equity market.

Notable is that during this period, LMCG, a quantitative manager, was terminated to fund ARGA, a deep value manager, as well as increase exposure to William Blair, a quality growth manager and RWC, a GARP (Growth At Reasonable Price) manager, in an effort to improve risk-adjusted performance for the Portfolio.

Derivatives were not used during the review period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG") (Terminated effective close of business on December 10, 2020);

RWC Asset Advisors (US) LLC ("RWC")

ARGA Investment Management, LP ("ARGA") (Effective December 11, 2020)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

LMCG: Gordon Johnson

RWC: John Malloy

ARGA: A. Rama Krishna, Takashi Ito and Sujith Kumar

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process
(concluded)

• A disciplined, deep value strategy based on fundamental research.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.53%	27.70%	12.49%	3.10%
Class Y2	23.70	28.03	12.76	3.36
Class P3	23.68	28.03	12.75	3.29
After deducting maximum sales charge
Class A1	16.75	20.64	11.24	2.52
MSCI Emerging Markets Index (net)[4]	24.07	27.89	15.03	4.23
Lipper Emerging Markets Funds median	23.28	27.39	13.96	4.17

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	33.51%	19.79%	10.90%	2.67%
Class Y2	33.70	20.08	11.20	2.92
Class P3	33.73	20.12	11.18	2.85
After deducting maximum sales charge
Class A1	26.18	13.16	9.65	2.08

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, supplemented from time to time, were as follows: Class A—1.72% and 1.55%; Class Y—1.40% and 1.30%; and Class P—1.51% and 1.30% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class Y—1.30%; and Class P—1.30% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten holdings	Percentage of net assets
Tencent Holdings Ltd.	4.4%
Alibaba Group Holding Ltd.	3.8
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7
Ping An Insurance Group Co. of China Ltd., Class H	2.5
Reliance Industries Ltd.	2.2
Samsung Electronics Co. Ltd.	2.2
NetEase, Inc.	1.9
SK Hynix, Inc.	1.6
Petroleo Brasileiro SA, ADR	1.5
Total	25.9%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
China	35.2%
South Korea	12.6
Taiwan	11.3
India	10.0
Brazil	6.1
Total	75.2%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2021

Common stocks
Airlines	0.2%
Auto components	0.5
Automobiles	1.4
Banks	9.9
Beverages	0.7
Biotechnology	0.5
Capital markets	0.6
Chemicals	1.7
Commercial services & supplies	0.6
Construction materials	0.5
Consumer finance	0.5
Diversified consumer services	1.1
Diversified financial services	0.5
Electric utilities	0.3
Electronic equipment, instruments & components	1.6
Entertainment	4.0
Food & staples retailing	1.4
Food products	2.6
Gas utilities	0.3
Health care providers & services	0.5
Health care technology	0.3
Hotels, restaurants & leisure	1.4
Household durables	1.7
Independent power and renewable electricity producers	0.6
Insurance	5.3
Interactive media & services	9.9
Internet & direct marketing retail	7.2
IT services	3.6
Life sciences tools & services	0.4
Machinery	0.4
Media	0.8
Common stocks—(concluded)
Metals & mining	6.6%
Oil, gas & consumable fuels	5.4
Paper & forest products	0.5
Personal products	1.3
Pharmaceuticals	1.7
Real estate management & development	0.1
Road & rail	1.0
Semiconductors & semiconductor equipment	10.8
Software	1.3
Specialty retail	1.0
Technology hardware, storage & peripherals	3.3
Textiles, apparel & luxury goods	0.4
Thrifts & mortgage finance	1.4
Transportation infrastructure	1.1
Wireless telecommunication services	0.2
Total common stocks	97.1
Preferred stocks
Banks	0.4
Chemicals	0.1
Oil, gas & consumable fuels	0.2
Technology hardware, storage & peripherals	0.7
Total preferred stocks	1.4
Exchange traded funds	1.3
Short-term investments	0.3
Investment of cash collateral from securities loaned	0.1
Total investments	100.2
Liabilities in excess of other assets	(0.2)
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—97.1%
Argentina—1.5%
Globant SA*	10,943	$2,101,056
MercadoLibre, Inc.*	2,268	4,035,929
		6,136,985
Brazil—5.5%
B3 SA—Brasil Bolsa Balcao	223,600	2,443,850
Banco do Brasil SA	261,900	1,620,780
Hypera SA	159,900	943,665
Itau Unibanco Holding SA, ADR	78,453	409,525
OdontoPrev SA	135,600	351,181
Petroleo Brasileiro SA, ADR	623,542	6,266,597
Raia Drogasil SA	202,900	924,127
Rumo SA*	1,104,085	4,096,378
Suzano SA*	68,800	780,246
TIM SA	375,400	912,531
TOTVS SA	284,500	1,476,734
Vale SA, ADR	144,966	2,341,201
		22,566,815
Canada—0.4%
Barrick Gold Corp.	29,497	659,848
Ivanhoe Mines Ltd., Class A*	171,066	817,371
Pan American Silver Corp.	5,130	166,520
		1,643,739
Chile—0.1%
Sociedad Quimica y Minera de Chile SA, ADR	12,677	645,766
China—35.2%
Alibaba Group Holding Ltd.*	500,132	15,871,440
Alibaba Health Information Technology Ltd.*	388,000	1,209,619
Baidu, Inc., ADR*	22,427	5,270,794
China Medical System Holdings Ltd.	587,000	841,022
China Merchants Bank Co. Ltd., Class H	337,500	2,584,531
China Merchants Port Holdings Co. Ltd.	1,668,000	2,321,936
China Resources Power Holdings Co. Ltd.	2,370,000	2,500,604
China Shenhua Energy Co. Ltd., Class H	1,051,000	1,941,390
China Tourism Group Duty Free Corp. Ltd., Class A	87,919	3,982,904
Country Garden Services Holdings Co. Ltd.	317,000	2,576,460
CSPC Pharmaceutical Group Ltd.	1,844,400	1,875,013
Dongfeng Motor Group Co. Ltd., Class H	1,986,000	1,956,288
Focus Media Information Technology Co. Ltd., Class A	1,918,280	3,214,879
Foshan Haitian Flavouring & Food Co. Ltd., Class A	51,800	1,575,684
Geely Automobile Holdings Ltd.	638,000	2,312,615
Gree Electric Appliances, Inc. of Zhuhai, Class A	221,300	1,920,215
Hengan International Group Co. Ltd.	110,500	790,298
Huazhu Group Ltd.*,1	5,150	246,342
Huazhu Group Ltd., ADR	35,361	1,715,009
JD Health International, Inc.*,2	37,200	732,173
JD.com, Inc., ADR*	16,729	1,483,695
Jiangsu Hengrui Medicine Co. Ltd., Class A	73,796	1,180,932
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	8,100	255,024
JW Cayman Therapeutics Co. Ltd.*,2	134,000	642,930
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Kuaishou Technology*	67,600	$1,002,676
Kunlun Energy Co. Ltd.	1,632,000	1,390,893
Kweichow Moutai Co. Ltd., Class A	8,400	2,745,224
Lenovo Group Ltd.	1,752,000	2,039,227
LONGi Green Energy Technology Co. Ltd., Class A	92,400	1,529,158
Midea Group Co. Ltd., Class A	354,700	5,271,413
Momo, Inc., ADR	153,100	2,339,368
NetEase, Inc.	350,425	7,984,106
New Oriental Education & Technology Group, Inc.*	6,720	1,123,286
New Oriental Education & Technology Group, Inc., ADR*	8,919	1,493,933
PICC Property & Casualty Co. Ltd., Class H	3,898,000	2,831,538
Pinduoduo, Inc., ADR*	11,462	1,899,368
Ping An Insurance Group Co. of China Ltd., Class H	893,500	10,523,446
Sangfor Technologies, Inc., Class A	49,497	2,272,799
Shanghai Mechanical and Electrical Industry Co. Ltd.	503,300	1,465,372
Shenzhen Kangtai Biological Products Co. Ltd., Class A	63,500	1,449,574
Shenzhou International Group Holdings Ltd.	75,700	1,476,264
Sinopharm Group Co. Ltd., Class H	610,000	1,494,897
Songcheng Performance Development Co. Ltd., Class A	340,500	862,808
TAL Education Group, ADR*	25,013	1,922,999
Tencent Holdings Ltd.	203,402	18,123,784
Tencent Music Entertainment Group, ADR*	169,372	4,505,295
Tingyi Cayman Islands Holding Corp.	632,000	1,255,810
Travelsky Technology Ltd., Class H	775,000	1,726,792
Weibo Corp. ADR*	47,420	2,161,404
Yum China Holdings, Inc.	9,266	525,475
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	46,800	2,154,877
Zhejiang Huayou Cobalt Co. Ltd., Class A*	181,956	2,774,485
		145,348,068
Czech Republic—0.3%
Komercni banka A.S.*	35,418	1,075,008
Egypt—0.1%
Commercial International Bank Egypt SAE	74,868	300,246
Germany—0.5%
Delivery Hero SE*,2	12,808	1,945,341
Ghana—0.1%
Tullow Oil PLC*,1	1,078,236	375,978
Greece—0.1%
Eurobank Ergasias Services and Holdings SA, Class A*	857,788	566,570
Hong Kong—1.1%
Melco Crown Entertainment Ltd., ADR	82,100	1,312,779
WH Group Ltd.[2]	3,806,000	3,084,207
		4,396,986

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
India—9.9%
Asian Paints Ltd.	39,839	$1,312,634
Bajaj Auto Ltd.	5,688	311,951
Bajaj Finance Ltd.	18,314	1,183,689
Britannia Industries Ltd.	25,612	1,226,321
HCL Technologies Ltd.	130,412	1,629,204
HDFC Bank Ltd.*	172,675	3,295,258
Housing Development Finance Corp. Ltd.	180,048	5,854,603
ICICI Lombard General Insurance Co. Ltd.*,2	50,615	911,563
Infosys Ltd.	179,083	3,034,506
Infosys Ltd., ADR	76,258	1,287,235
InterGlobe Aviation Ltd.*,2	33,099	701,244
Maruti Suzuki India Ltd.	10,968	1,081,084
Motherson Sumi Systems Ltd.	1,130,655	2,235,545
Reliance Industries Ltd.	365,804	9,205,785
Reliance Industries Ltd.	10,567	139,632
SBI Cards & Payment Services Ltd.	54,717	737,585
State Bank of India*	54,233	2,101,529
Tata Consultancy Services Ltd.	46,195	1,965,444
UPL Ltd.	368,347	2,828,115
		41,042,927
Indonesia—1.1%
Bank Central Asia Tbk. PT	1,028,000	2,472,473
Bank Mandiri Persero Tbk. PT	2,192,300	1,025,669
Bank Rakyat Indonesia Persero Tbk. PT	3,553,200	1,053,406
		4,551,548
Ivory Coast—0.1%
Endeavour Mining Corp.	22,416	476,104
Kazakhstan—0.1%
NAC Kazatomprom JSC, GDR	19,233	330,950
Macau—0.3%
Galaxy Entertainment Group Ltd.	141,200	1,065,321
Mexico—1.9%
Cemex SAB de CV, ADR*	361,104	2,069,126
Grupo Aeroportuario del Pacifico SAB de CV, Class B*	228,500	2,302,947
Grupo Financiero Banorte SAB de CV, Class O*	323,255	1,601,688
Wal-Mart de Mexico SAB de CV	618,200	1,759,694
		7,733,455
Peru—1.0%
Credicorp Ltd.	21,923	3,295,684
Hochschild Mining PLC	238,454	749,253
		4,044,937
Poland—1.8%
Allegro.eu SA*,2	75,185	1,472,305
Powszechna Kasa Oszczednosci Bank Polski SA*	256,280	1,978,751
Powszechny Zaklad Ubezpieczen SA*	508,507	4,058,895
		7,509,951
Russia—3.9%
Alrosa PJSC	2,230,510	2,929,419
	Number of shares	Value
Common stocks—(continued)
Russia—(concluded)
Gazprom PJSC, ADR[3,4]	175,920	$977,924
LUKOIL PJSC, ADR[3,4]	27,175	1,923,298
LUKOIL PJSC, ADR[3]	13,698	978,448
Magnit PJSC, GDR*	51,009	758,411
Polymetal International PLC	28,541	616,021
Sberbank of Russia PJSC, ADR	232,521	3,181,345
Yandex N.V., Class A*	73,199	4,585,185
		15,950,051
Singapore—0.3%
Kulicke & Soffa Industries, Inc.	30,300	1,080,801
South Africa—3.9%
Absa Group Ltd.	262,573	1,969,015
AngloGold Ashanti Ltd., ADR	55,867	1,310,640
Bid Corp. Ltd.	54,663	907,725
Capitec Bank Holdings Ltd.*	24,880	2,277,445
Clicks Group Ltd.	94,159	1,547,060
FirstRand Ltd.	722,514	2,269,238
Gold Fields Ltd., ADR	105,621	985,444
Naspers Ltd., N Shares	9,606	2,222,148
Sibanye Stillwater Ltd.	376,266	1,428,371
Standard Bank Group Ltd.	123,538	1,024,155
		15,941,241
South Korea—11.7%
DB Insurance Co. Ltd.	49,808	1,637,430
Douzone Bizon Co. Ltd.	17,069	1,520,672
Hana Financial Group, Inc.	48,651	1,418,391
Kakao Corp.*	3,913	1,537,208
KB Financial Group, Inc.*	38,144	1,377,199
Korea Electric Power Corp.*	62,297	1,271,162
Korea Zinc Co. Ltd.	632	228,041
LG Chem Ltd.	2,560	2,088,071
LG Household & Health Care Ltd.	2,158	3,004,070
NAVER Corp.	18,542	5,657,741
NCSoft Corp.	1,993	1,688,569
POSCO	19,669	4,317,461
Samsung Biologics Co. Ltd.*,2	2,213	1,566,791
Samsung Electro-Mechanics Co. Ltd.	8,904	1,619,533
Samsung Electronics Co. Ltd.	122,701	8,970,298
Samsung Fire & Marine Insurance Co. Ltd.	12,187	1,829,403
Shinhan Financial Group Co. Ltd.*	21,304	584,252
SK Hynix, Inc.	59,284	6,472,657
WONIK IPS Co. Ltd.*	37,072	1,578,640
		48,367,589
Taiwan—11.3%
ASE Technology Holding Co. Ltd.	389,000	1,280,943
Catcher Technology Co. Ltd.	342,000	2,411,642
CTBC Financial Holding Co. Ltd.	831,934	563,600
Delta Electronics, Inc.	105,000	1,056,884
E. Sun Financial Holding Co. Ltd.	1,448,125	1,220,383
FLEXium Interconnect, Inc.	231,000	977,815
Globalwafers Co. Ltd.	48,281	1,060,617
HON HAI Precision Industry Co. Ltd.	526,000	2,091,957

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Taiwan—(concluded)
MediaTek, Inc.	191,469	$5,980,276
Sea Ltd., ADR*	10,852	2,351,737
Silicon Motion Technology Corp., ADR	16,257	803,258
Taiwan Semiconductor Manufacturing Co. Ltd.	528,231	11,163,313
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	106,274	12,914,417
Uni-President Enterprises Corp.	708,000	1,718,625
Zhen Ding Technology Holding Ltd.	242,000	981,638
		46,577,105
Thailand—0.7%
Bangkok Bank PCL NVDR	230,600	870,819
Bangkok Dusit Medical Services PCL, Class F	306,700	212,118
Krung Thai Bank PCL	5,095,900	1,957,997
		3,040,934
Turkey—0.2%
Turkiye Garanti Bankasi A.S.*	827,301	1,047,961
United Arab Emirates—0.2%
Network International Holdings PLC*,2	156,093	727,216
United Kingdom—1.0%
KAZ Minerals PLC	119,392	1,180,847
Mondi PLC	62,888	1,481,007
Unilever PLC	6,083	354,366
Unilever PLC	17,685	1,028,012
		4,044,232
United States—1.2%
Cognizant Technology Solutions Corp., Class A	32,000	2,494,400
JBS SA	426,100	1,883,083
Micron Technology, Inc.*	7,331	573,797
		4,951,280
Vietnam—0.4%
Hoa Phat Group JSC	736,636	1,245,411
Vincom Retail JSC*	339,220	469,265
		1,714,676
	Number of shares	Value
Common stocks—(concluded)
Zambia—1.2%
First Quantum Minerals Ltd.[1]	296,046	$4,931,206
Total common stocks (cost—$309,389,155)		400,130,987
Preferred stocks—1.4%
Brazil—0.6%
Banco Bradesco SA	268,100	1,212,266
Itausa SA	225,390	437,070
Petroleo Brasileiro SA	183,200	893,667
		2,543,003
South Korea—0.8%
LG Chem Ltd.	1,168	486,854
Samsung Electronics Co. Ltd.	45,415	2,961,849
		3,448,703
Total preferred stocks (cost—$4,876,455)		5,991,706
Exchange traded funds—1.3%
iShares MSCI Emerging Markets ETF	36,567	1,949,387
iShares MSCI India ETF	91,500	3,581,310
Total exchange traded funds (cost—$5,203,552)		5,530,697
Short-term investments—0.3%
Investment companies—0.3%
State Street Institutional U.S. Government Money Market Fund, 0.001%[5] (cost—$1,129,822)	1,129,822	1,129,822
Investment of cash collateral from securities loaned—0.1%
Money market funds—0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[5] (cost—$514,668)	514,668	514,668
Total investments (cost—$321,113,652)—100.2%		413,297,880
Liabilities in excess of other assets—(0.2)%		(1,020,892)
Net assets—100.0%		$412,276,988

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$112,109,039	$288,021,948	$—	$400,130,987
Preferred stocks	2,543,003	3,448,703	—	5,991,706
Exchange traded funds	5,530,697	—	—	5,530,697
Short-term investments	—	1,129,822	—	1,129,822
Investment of cash collateral from securities loaned	—	514,668	—	514,668
Total	$120,182,739	$293,115,141	$—	$413,297,880

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $11,783,770, represented 2.9% of the Portfolio's net assets at period end.

3  Security is traded on the Turquoise Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 11.55% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA Nareit Developed Index (the "benchmark") returned 12.03%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 210. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. This was driven by our positioning in the US, where overweight exposures and positive security selection in the hotel and health care sectors contributed to results. Both property types rallied on optimism related to COVID-19 vaccine developments. Positive stock selection within the net lease sector contributed as well. We maintained overweight exposure to leisure-focused companies with high quality portfolios, which outperformed amid risk-on sentiment. Underweight exposures to companies that would be considered more defensive in this sector were also additive for relative performance.

Japan was also a leading regional contributor to results, where overweight positions in outperforming office and industrial stocks were additive for returns. Positive stock selection across various property types in the UK resulted in outperformance in that region as well. Somewhat offsetting these contributors was US self-storage and data centers, where underweight positions detracted from relative returns. Although these sectors lagged in the fourth quarter of 2020, they had positive returns early in the reporting period.

Canada was a regional detractor during the period. Select overweight positions in the industrial and residential sectors were also headwinds for results. Lastly, underperformance in Australia relative to the benchmark was driven by an underweight exposure to retail. We maintained the view that longer-term fundamentals remain challenged, but stocks rallied on the vaccine news.

The Portfolio did not utilize derivatives during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Public Securities Group LLC (f/k/a Brookfield Investment Management Inc.) ("Brookfield")

Massachusetts Financial Services Company (d/b/a MFS Investment Management ("MFS") (Effective March 11, 2021)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Brookfield: Jason Baine and Bernhard Krieg

MFS: Rick Gable

Objective:

Total Return

Investment process:

The main strategies of the subadvisors include:

• achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry; and

(continued on next page)

PACE Global Real Estate Securities Investments

Investment process
(concluded)

• focusing on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	11.31%	(11.95)%	3.80%	4.61%
Class P2	11.55	(11.57)	4.09	4.88
After deducting maximum sales charge
Class A1	5.14	(16.79)	2.63	4.03
FTSE EPRA Nareit Developed Index[3]	12.03	(9.69)	5.46	6.10
Lipper Global Real Estate Funds median	9.98	(7.32)	5.51	5.59

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.90%	(11.24)%	2.76%	4.89%
Class P2	15.12	(10.96)	3.03	5.16
After deducting maximum sales charge
Class A1	8.58	(16.09)	1.61	4.29

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—1.59% and 1.45%; and Class P—1.59% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2021 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; and Class P—1.20% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten holdings	Percentage of net assets
Prologis, Inc.	7.6%
Simon Property Group, Inc.	4.5
Welltower, Inc.	4.4
Dexus	3.7
American Homes 4 Rent, Class A	2.9
Camden Property Trust	2.9
Host Hotels & Resorts, Inc.	2.9
Ventas, Inc.	2.7
Essex Property Trust, Inc.	2.4
Sun Hung Kai Properties Ltd.	2.4
Total	36.4%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	54.0%
Japan	11.0
Hong Kong	8.3
United Kingdom	6.7
France	5.2
Total	85.2%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2021

Common stocks

Apartments	14.8%
Diversified	19.8
Health care	7.1
Hotels	6.5
Hotels & motels	1.6
Manufactured homes	1.5
Office property	10.9
Real estate management/service	3.1
Real estate operations/development	10.7
Regional malls	4.5
Shopping centers	3.8
Single Tenant	4.4
Warehouse/industrial	11.5
Total common stocks	100.2
Short-term investments	0.1
Investment of cash collateral from securities loaned	2.1
Total investments	102.4
Liabilities in excess of other assets	(2.4)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—100.2%
Australia—3.7%
Dexus[1]	504,831	$3,457,177
Canada—3.4%
Allied Properties REIT	54,400	1,543,832
InterRent REIT	147,245	1,622,430
		3,166,262
France—5.2%
Covivio	25,609	2,102,762
Gecina SA	8,083	1,148,384
Unibail-Rodamco-Westfield	19,427	1,638,968
		4,890,114
Germany—1.5%
Deutsche Wohnen SE	28,035	1,387,355
Hong Kong—8.3%
CK Asset Holdings Ltd.	224,022	1,117,762
Hang Lung Properties Ltd.	334,166	888,015
Sun Hung Kai Properties Ltd.	165,656	2,262,896
Swire Properties Ltd.	606,416	1,757,772
Wharf Real Estate Investment Co. Ltd.	335,679	1,772,924
		7,799,369
Japan—11.0%
Daiwa Office Investment Corp.	242	1,568,916
Invesco Office J-Reit, Inc.	8,238	1,196,560
Invincible Investment Corp.	2,880	960,144
Japan Hotel REIT Investment Corp.[1]	3,594	1,810,389
LaSalle Logiport REIT	567	889,646
Mitsui Fudosan Co. Ltd.	109,391	2,220,379
Nippon Building Fund, Inc.	271	1,636,855
		10,282,889
Singapore—1.9%
City Developments Ltd.	144,593	781,002
Keppel REIT[1]	1,118,237	1,021,915
		1,802,917
Spain—2.8%
Melia Hotels International SA*	103,790	678,736
Merlin Properties Socimi SA	201,300	1,927,967
		2,606,703
Sweden—1.7%
Hufvudstaden AB, Class A	101,049	1,543,367
United Kingdom—6.7%
Capital & Counties Properties PLC	1,019,166	1,947,363
Derwent London PLC	39,758	1,720,988
Shaftesbury PLC*,1	242,596	1,851,763
Tritax Big Box REIT PLC	305,193	768,602
		6,288,716
	Number of shares	Value
Common stocks—(concluded)
United States—54.0%
American Homes 4 Rent, Class A	89,599	$2,708,578
Camden Property Trust	26,496	2,706,566
Cousins Properties, Inc.	62,699	1,977,526
CyrusOne, Inc.	25,426	1,854,827
Equity Residential	21,100	1,300,604
Essential Properties Realty Trust, Inc.	57,200	1,190,904
Essex Property Trust, Inc.	9,542	2,286,359
Four Corners Property Trust, Inc.	13,531	356,677
Highwoods Properties, Inc.	36,200	1,357,138
Host Hotels & Resorts, Inc.	198,092	2,684,147
Mid-America Apartment Communities, Inc.	16,876	2,240,289
National Retail Properties, Inc.	42,006	1,638,234
Outfront Media, Inc.	50,100	913,323
Pebblebrook Hotel Trust	89,012	1,636,041
Prologis, Inc.	69,181	7,139,479
Regency Centers Corp.	40,700	1,920,226
Rexford Industrial Realty, Inc.	19,631	960,741
Simon Property Group, Inc.	45,335	4,212,982
SL Green Realty Corp.[1]	16,180	1,091,817
Spirit Realty Capital, Inc.	24,543	946,378
Sun Communities, Inc.	9,765	1,397,664
Ventas, Inc.	54,817	2,525,419
VICI Properties, Inc.	54,636	1,381,198
Welltower, Inc.	68,293	4,138,556
		50,565,673
Total common stocks (cost—$90,843,261)		93,790,542
Short-term investments—0.1%
Investment companies—0.1%
State Street Institutional U.S. Government Money Market Fund, 0.001%[2] (cost—$86,136)	86,136	86,136
Investment of cash collateral from securities loaned—2.1%
Money market funds—2.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.060%[2] (cost—$1,997,453)	1,997,453	1,997,453
Total investments (cost—$92,926,850)—102.4%		95,874,131
Liabilities in excess of other assets—(2.4)%		(2,261,202)
Net assets—100.0%		$93,612,929

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$53,731,935	$40,058,607	$—	$93,790,542
Short-term investments	—	86,136	—	86,136
Investment of cash collateral from securities loaned	—	1,997,453	—	1,997,453
Total	$53,731,935	$42,142,196	$—	$95,874,131
Liabilities

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at January 31, 2021.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the six-months ended January 31, 2021, the Portfolio's Class P shares returned 4.56% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 0.05%, the Bloomberg Barclays Global Aggregate Index returned 1.85%, the MSCI World Index (net) returned 16.21%, and the HFRI Fund of Funds Composite Index (net) returned 9.04% (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 217. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2,3

The Portfolio outperformed its benchmark during the reporting period. This was largely driven by allocations to equity hedged strategies. The primary contributors to returns for these allocations included positive exposure to US equity market beta and long exposures in sectors that had been the hardest hit as a result of the pandemic such as in the consumer discretionary sector. These stocks rebounded strongly following the initial sell-off in March 2020. Within equity hedged allocations, short positions in energy, equity market hedges for risk management and an allocation to a strategy that emphasizes low beta stocks provided partial performance offsets. Low beta stocks lagged the broader market over the period given the strong equity market rally.

Allocations to a global macro strategy also contributed materially to performance. Long exposures to US and global equities contributed the most to results, with many indices setting all-time highs as vaccine approvals were announced and the US presidential election results were finalized. Long credit positions also performed well, as high yield spreads moved to historically tight levels amid additional fiscal stimulus. Exposures to value equities, in particular, performed strongly amidst the growth-to-value style rotation in November 2020, as the market began to reallocate to stocks hit hardest by the pandemic. A short US equity forward variance position, a derivative used to hedge the magnitude of a price movement of an underlying asset, was one of the largest detractors from returns, as volatility levels in the equity market rose significantly late in the period. A long US duration position also

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  A long position in a security is implemented by purchasing a security with the expectation that it will rise in value. A short position in a security may be taken when an investor believes that a security, or investment, is overpriced and expects it to fall in value. A short position is typically implemented by first borrowing the investment and then selling it. The investor then seeks to buy the investment at a later date ideally at a lower price to replace the security that had been borrowed, thereby earning a profit on the transaction.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Alternative Strategies Investments

Investment Manager and Portfolio Sleeve Advisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management Incorporated (f/k/a Analytic Investors, LLC) ("WellsCap"); First Quadrant L.P. ("First Quadrant");

Sirios Capital Management, L.P. ("Sirios");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Magnetar Asset Management, LLC ("Magnetar");

DLD Asset Management, L.P. ("DLD")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee CFA, and Russell Sinder

WellsCap: Dennis Bein, David Krider and Harindra de Silva; First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy and Mark Friedman

Aviva: Peter Fitzgerald, James McAlevey and Mark Robertson PCJ: Nereo Piticco, Adam Posman, Heiki Altosaar,

(continued on next page)

PACE Alternative Strategies Investments

Investment Manager's comments – concluded

detracted from results as bond yields experienced sharp swings and generally finished the period higher.

The largest detractor or offset to performance for the portfolio overall was an allocation to a tactical currency strategy that primarily functions as a diversifier within the overall portfolio. Performance for the period was largely driven by events related to the improvement in global risk appetite near the end of the period. This meant that there was less demand for safe havens and funding currencies. As a result, long exposures to the Japanese yen and euro detracted from returns late in the period, overwhelming gains from earlier in the period. A short position in the British pound lost ground as well. Despite the UK's relative weakness in long-term macroeconomic fundamentals, the pound rallied as the region's vaccine rollout gained steam.

In general, derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes mostly across currencies, fixed income and equity markets. Derivatives are the primary instrument to implement currency strategies because of their high degree of liquidity, low cost and trading efficiency. The instruments utilized in the Portfolio over the period primarily included currency forwards, both deliverable and non-deliverable, swaps and options across equities, fixed income and currencies.

Investment process
(concluded)

Kevin Kingsley and Jenny Yan Kettle Hill: Andrew Y. Kurita UBS AM sleeve: Mabel Lung, Gina Toth, Fred Lee, and Russell Sinder;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively- managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

• A "relative value strategy" that seeks to generate risk adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

• A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.46%	7.57%	2.49%	2.74%
Class Y2	4.55	7.87	2.79	3.02
Class P3	4.56	7.80	2.74	2.99
After deducting maximum sales charge
Class A1	(1.26)	1.70	1.34	2.16
FTSE Three-Month US Treasury Bill Index[4]	0.05	0.45	1.16	0.60
Bloomberg Barclays Global Aggregate Index[5]	1.85	6.87	4.43	2.72
MSCI World Index (net)[6]	16.21	15.45	13.36	9.51
HFRI Fund of Funds Composite Index (net)[7]	9.04	9.37	4.89	3.20
Lipper Alternative Multi-Strategy Funds median	4.35	4.09	3.08	2.39

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.65%	9.47%	2.45%	2.91%
Class Y2	8.75	9.67	2.72	3.18
Class P3	8.78	9.71	2.69	3.18
After deducting maximum sales charge
Class A1	2.71	3.44	1.29	2.33

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2020 prospectuses, were as follows: Class A—2.91% and 2.73%; Class Y—2.67% and 2.49%; and Class P—2.67% and 2.49% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2021 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Class A—1.88%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Portfolio statistics—January 31, 2021 (unaudited)1

Top ten equity holdings (long holdings)	Percentage of net assets
ATS Automation Tooling Systems, Inc.	0.7%
Microsoft Corp.	0.6
Premier Gold Mines Ltd.	0.6
McDonald's Holdings Co. Japan Ltd.	0.5
SoftBank Corp.	0.5
Onex Corp.	0.4
Boyd Group Services, Inc.	0.4
Berkshire Hathaway, Inc., Class B	0.4
Nintendo Co. Ltd.	0.4
IHS Markit Ltd.	0.4
Total	4.9%
Top ten equity holdings (short holdings)	Percentage of net assets
Match Group, Inc.	(2.4)%
Workday, Inc., Class A	(1.0)
Norwegian Cruise Line Holdings Ltd.	(1.0)
Carnival Corp.	(1.0)
Wayfair, Inc., Class A	(0.9)
United States Steel Corp.	(0.7)
Cinemark Holdings, Inc.	(0.6)
Bloomin' Brands, Inc.	(0.5)
World Wrestling Entertainment, Inc., Class A	(0.4)
Canadian National Railway Co.	(0.4)
Total	(8.9)%
Top ten long-term income holdings	Percentage of net assets
Match Group Financeco, Inc., 0.875% due 10/01/22	2.4%
Workday, Inc., 0.250% due 10/01/22	1.2
NCL Corp. Ltd., 6.000% due 05/15/24	1.2
Carnival Corp., 5.750% due 04/01/23	1.2
Wayfair, Inc., 1.000% due 08/15/26	1.1
United States Steel Corp., 5.000% due 11/01/26	1.0
Allegheny Technologies, Inc., 3.500% due 06/15/25	0.8
Cinemark Holdings, Inc., 4.500% due 08/15/25	0.8
Bloomin' Brands, Inc., 5.000% due 05/01/25	0.7
Liberty Media Corp., 1.375% due 10/15/23	0.6
Total	11.0%
Top five issuer breakdown by country or territory of origin (long holdings)	Percentage of net assets
United States	81.7%
Canada	11.0
Japan	2.3
Germany	1.1
Switzerland	1.0
Total	97.1%
Top five issuer breakdown by country or territory of origin (short holdings)	Percentage of net assets
United States	(20.6)%
Canada	(7.3)
Japan	(1.0)
Australia	(0.3)
United Kingdom	(0.3)
Total	(29.5)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2021

Common stocks
Aerospace & defense	0.3%
Air freight & logistics	0.7
Airlines	0.4
Auto components	0.3
Automobiles	0.0	†
Banks	0.3
Beverages	0.3
Biotechnology	0.3
Building products	1.2
Capital markets	0.9
Chemicals	0.6
Commercial services & supplies	1.3
Communications equipment	0.4
Construction & engineering	0.4
Consumer finance	0.8
Containers & packaging	0.4
Distributors	0.0	†
Diversified consumer services	0.0	†
Diversified financial services	1.0
Diversified telecommunication services	0.2
Electric utilities	0.5
Electrical equipment	0.5
Electronic equipment, instruments & components	0.7
Energy equipment & services	0.0	†
Entertainment	1.6
Equity real estate investment trusts	1.5
Food & staples retailing	1.2
Food products	0.3
Gas utilities	0.2
Health care equipment & supplies	1.7
Health care providers & services	0.2
Health care technology	0.3
Hotels, restaurants & leisure	3.0
Household durables	1.3
Household products	0.2
Independent power and renewable electricity producers	0.6
Industrial conglomerates	0.5
Insurance	1.1
Interactive media & services	0.3
Internet & direct marketing retail	1.2
IT services	0.9
Leisure products	0.2
Life sciences tools & services	0.3
Machinery	1.8
Common stocks—(concluded)
Media	1.4%
Metals & mining	1.6
Multi-utilities	0.1
Multiline retail	0.1
Oil, gas & consumable fuels	1.1
Paper & forest products	0.5
Personal products	0.3
Pharmaceuticals	1.4
Professional services	1.4
Real estate management & development	0.3
Road & rail	1.9
Semiconductors & semiconductor equipment	1.1
Software	2.4
Specialty retail	1.6
Technology hardware, storage & peripherals	1.0
Textiles, apparel & luxury goods	0.4
Thrifts & mortgage finance	0.1
Trading companies & distributors	0.5
Wireless telecommunication services	0.6
Total common stocks	47.7
Preferred stocks
Aerospace & defense	0.0	†
Chemicals	0.1
Household products	0.0	†
Total preferred stocks	0.1
Investment companies	6.4
Corporate bonds
Airlines	0.1
Computers	0.4
Entertainment	0.8
Healthcare-products	0.5
Internet	3.7
Iron & steel	1.8
Leisure Time	2.4
Media	1.1
Retail	0.9
Software	1.6
Transportation	0.0	†
Total corporate bonds	13.3
Short-term investments	27.6
Short-term U.S. Treasury obligations	7.1

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2021

Equity and foreign exchange options purchased
Call options	0.2%
Put options	0.1
Total equity and foreign exchange options purchased	0.3
Investments sold short Common stocks
Airlines	(0.2)
Auto components	(0.0)†
Automobiles	(0.1)
Banks	(0.4)
Biotechnology	(0.7)
Building products	(0.2)
Capital markets	(0.7)
Chemicals	(0.0)†
Commercial services & supplies	(0.6)
Communications equipment	(0.3)
Construction materials	(0.0)†
Containers & packaging	(0.1)
Distributors	(0.1)
Diversified telecommunication services	(0.3)
Electric utilities	(0.8)
Electrical equipment	(0.0)†
Energy equipment & services	(0.3)
Entertainment	(1.1)
Equity real estate investment trusts	(0.5)
Food & staples retailing	(0.8)
Food products	(0.1)
Health care equipment & supplies	(0.5)
Hotels, restaurants & leisure	(3.0)
Household durables	(0.1)
Household products	(0.1)
Independent power and renewable electricity producers	(0.1)
Industrial conglomerates	(0.1)
Insurance	(0.9)
Investments sold short—(concluded) Common stocks—(concluded)
Interactive media & services	(2.4)%
Internet & direct marketing retail	(0.9)
IT services	(0.1)
Leisure products	(0.1)
Machinery	(0.2)
Marine	(0.0)†
Media	(0.6)
Metals & mining	(1.9)
Multiline retail	(0.2)
Oil, gas & consumable fuels	(0.7)
Paper & forest products	(0.3)
Pharmaceuticals	(0.6)
Professional services	(0.1)
Real estate management & development	(0.0)†
Road & rail	(0.5)
Semiconductors & semiconductor equipment	(0.1)
Software	(1.6)
Specialty retail	(0.8)
Textiles, apparel & luxury goods	(0.1)
Trading companies & distributors	(0.3)
Wireless telecommunication services	(0.1)
Total common stock	(23.7)
Corporate bonds
Iron & steel	(0.7)
Leisure Time	(0.7)
Retail	(0.2)
Total corporate bonds	(1.6)
Investment companies	(4.8)
Total investments sold short	(30.1)
Other assets in excess of liabilities	27.6
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—47.7%
Argentina—0.0%†
Globant SA*	92	$17,664
Australia—0.4%
Aristocrat Leisure Ltd.	902	21,249
Aurizon Holdings Ltd.	369,771	1,043,008
AusNet Services	36,955	48,647
Crown Resorts Ltd.	707	5,163
Kogan.com Ltd.	33,321	454,866
Tabcorp Holdings Ltd.	3,239	9,816
Temple & Webster Group Ltd.*	28,638	248,253
		1,831,002
Belgium—0.0%†
UCB SA	989	102,413
Bermuda—0.1%
RenaissanceRe Holdings Ltd.	1,698	255,447
Canada—11.0%
Alamos Gold, Inc., Class A1	27,000	216,633
Alaris Equity Partners Income[1]	58,980	737,971
Alimentation Couche-Tard, Inc., Class B	55,200	1,683,519
Altius Minerals Corp.[1]	18,370	212,036
ATS Automation Tooling Systems, Inc.*,1	189,060	3,243,774
B2Gold Corp.	108,900	538,219
Badger Daylighting Ltd.[1]	10,940	319,367
Ballard Power Systems, Inc.*,1	10,930	373,478
Barrick Gold Corp.	62,252	1,392,577
Battle North Gold Corp.*,1	161,670	219,985
BBTV Holdings, Inc.*,1	45,310	435,472
Boston Pizza Royalties Income Fund[1]	31,330	257,500
Boyd Group Services, Inc.[1]	10,800	2,002,402
Brookfield Business Pt Unit Ltd.*,1	32,880	1,188,283
Canadian Apartment Properties REIT[1]	37,860	1,515,880
Canadian Pacific Railway Ltd.	4,600	1,546,612
Canfor Pulp Products, Inc.[1]	54,270	360,315
Cascades, Inc.	25,200	305,455
Cervus Equipment Corp.[1]	6,030	58,756
Chorus Aviation, Inc.[1]	65,060	165,862
Dye & Durham Ltd.[1]	14,670	464,622
Element Fleet Management Corp.[1]	54,690	508,088
Enerplus Corp.	187,080	581,490
ERO Copper Corp.*,1	27,390	399,899
European Residential Real Estate Investment Trust[1]	417,550	1,479,180
Finning International, Inc.[1]	16,390	342,219
GDI Integrated Facility Services, Inc.*,1	13,380	445,738
Gildan Activewear, Inc.[1]	27,310	680,565
Hardwoods Distribution, Inc.[1]	65,710	1,404,896
Hydro One Ltd.[2]	37,100	859,647
Intact Financial Corp.	13,200	1,450,079
Interfor Corp.*,1	97,770	1,821,982
InterRent REIT[1]	64,890	714,995
Intertape Polymer Group, Inc.[1]	2,740	49,218
K-Bro Linen, Inc.[1]	44,580	1,255,038
Kinaxis, Inc.*,1	6,540	907,852
Kinross Gold Corp.	1,200	8,380
KITS Eyecare Ltd.*,1	113,990	690,848
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Liberty Gold Corp.*,1	142,010	$168,802
Major Drilling Group International, Inc.*,1	90,050	491,534
Martinrea International, Inc.[1]	54,820	581,317
MDF Commerce, Inc.*,1	60,820	708,675
Northland Power, Inc.[1]	31,140	1,140,887
Novagold Resources, Inc.*	2,121	19,344
Onex Corp.[1]	37,840	2,003,929
Osisko Mining, Inc.*,1	65,050	158,206
Premier Gold Mines Ltd.*,1	1,020,290	2,521,303
Profound Medical Corp.*,1	16,440	428,629
Quisitive Technology Solutions, Inc.*,1	490,520	372,086
Recipe Unlimited Corp.[1]	22,170	282,944
Restaurant Brands International, Inc.	466	26,879
Sangoma Technologies Corp.*,1	333,260	1,008,576
Savaria Corp.	33,400	391,789
Score Media and Gaming, Inc.*,1	109,290	251,271
Seven Generations Energy Ltd., Class A*,1	127,710	613,208
Stantec, Inc.[1]	37,890	1,345,225
Stelco Holdings, Inc.[1]	27,250	438,983
Suncor Energy, Inc.[1]	79,300	1,326,689
Superior Plus Corp.[1]	83,040	785,755
TECSYS, Inc.[1]	13,050	562,209
TFI International, Inc.[1]	7,500	498,300
TransAlta Corp.[1]	190,574	1,671,334
Transat AT, Inc.*,1	54,910	196,667
Troilus Gold Corp.*,1	187,530	152,517
Xebec Adsorption, Inc.*,1	26,600	198,863
		49,184,753
Chile—0.1%
Lundin Mining Corp.[1]	27,400	244,270
China—0.4%
Air China Ltd., Class H	31,126	21,538
China Southern Airlines Co. Ltd., Class H*	42,000	23,386
ESR Cayman Ltd.*,2	349,800	1,246,581
NetEase, Inc., ADR	1,997	229,635
Prosus N.V.*	3,713	433,793
Yum China Holdings, Inc.	343	19,452
		1,974,385
Finland—0.4%
Elisa Oyj	1,860	110,739
Kesko Oyj, B Shares	39,438	1,024,071
Kone Oyj, Class B	5,165	406,202
Neste Oyj	1,392	98,053
Orion Oyj, Class B	2,289	105,023
UPM-Kymmene Oyj	2,734	97,691
		1,841,779
France—0.9%
Accor SA*	268	9,012
Air Liquide SA	629	102,871
Airbus SE*	5,951	598,418
AXA SA	5,408	119,811
Bouygues SA	2,725	106,907

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Capgemini SE	914	$132,083
Cie de Saint-Gobain*	3,259	162,009
Dassault Systemes SE	515	102,806
EssilorLuxottica SA	662	93,645
Hermes International	96	97,952
Kering SA	147	96,481
L'Oreal SA	281	98,856
La Francaise des Jeux SAEM[2]	15,867	681,513
Legrand SA	1,066	97,951
LVMH Moet Hennessy Louis Vuitton SE	164	99,154
Pernod Ricard SA	546	102,900
Remy Cointreau SA	583	108,134
Safran SA*	933	117,285
Sanofi	1,081	101,666
Sartorius Stedim Biotech	290	121,331
Schneider Electric SE	1,794	262,571
SCOR SE*	3,702	112,572
Societe Generale SA*	5,396	100,598
Sodexho SA*	131	11,656
Teleperformance	317	103,685
TOTAL SE	2,552	107,563
Veolia Environnement SA	13,887	370,063
		4,219,493
Germany—1.0%
Bechtle AG	4,980	1,055,275
Beiersdorf AG	914	99,768
Carl Zeiss Meditec AG	758	118,464
Delivery Hero SE*,2	650	98,725
Deutsche Lufthansa AG Registered Shares*	6,688	86,158
HelloFresh SE*	4,689	395,950
Henkel AG & Co. KGaA	1,314	122,866
Infineon Technologies AG	3,554	142,386
Just Eat Takeaway.com N.V.*,2	855	98,056
Knorr-Bremse AG	8,503	1,125,214
Mercer International, Inc.[1]	13,490	152,437
Merck KGaA	1,751	291,837
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	928	246,066
Rational AG	117	112,470
Scout24 AG2	1,328	102,537
Siemens Healthineers AG2	1,933	108,405
Symrise AG	802	99,804
		4,456,418
Hong Kong—0.0%†
Melco Crown Entertainment Ltd., ADR	359	5,740
WH Group Ltd.[2]	22,000	17,828
		23,568
India—0.0%†
Reliance Industries Ltd.	6,223	156,607
Ireland—0.1%
Flutter Entertainment PLC*	735	136,853
Kerry Group PLC, Class A	726	98,523
	Number of shares	Value
Common stocks—(continued)
Ireland—(concluded)
Kingspan Group PLC*	1,302	$88,387
Ryanair Holdings PLC*	6,344	109,122
		432,885
Israel—0.1%
Plus500 Ltd.	11,747	215,515
Italy—0.3%
Davide Campari-Milano N.V.	9,821	105,559
DiaSorin SpA	3,355	733,686
Ferrari N.V.	476	99,050
Infrastrutture Wireless Italiane SpA[2]	8,967	96,298
Moncler SpA*	1,784	100,532
Recordati Industria Chimica e Farmaceutica SpA	1,999	103,447
UniCredit SpA*	11,934	108,753
		1,347,325
Japan—2.2%
ANA Holdings, Inc.*	5,100	108,456
Bandai Namco Holdings, Inc.	2,000	170,542
Daikin Industries Ltd.	1,400	295,585
Japan Airlines Co. Ltd.*	8,500	151,723
M3, Inc.	15,100	1,271,038
McDonald's Holdings Co. Japan Ltd.	43,800	2,135,894
Murata Manufacturing Co. Ltd.	5,000	480,240
Nintendo Co. Ltd.	3,300	1,899,596
Oisix ra daichi, Inc.*	17,400	517,066
Oriental Land Co. Ltd.	400	62,605
SoftBank Corp.	156,900	2,061,110
Trend Micro, Inc.	9,500	522,832
Yamada Holdings Co. Ltd.	68,300	348,182
		10,024,869
Macau—0.0%†
Galaxy Entertainment Group Ltd.	3,784	28,550
Sands China Ltd.	4,776	18,967
SJM Holdings Ltd.	4,105	4,401
Wynn Macau Ltd.*	2,926	4,636
		56,554
Netherlands—0.4%
Adyen N.V.*,2	49	102,362
Akzo Nobel N.V.	934	95,081
Argenx SE*	386	112,985
ASML Holding N.V.	206	109,974
Koninklijke Ahold Delhaize N.V.	31,405	901,466
Koninklijke DSM N.V.	597	104,363
Koninklijke Philips N.V.*	1,901	103,622
Koninklijke Vopak N.V.	2,048	103,655
Signify N.V.*,2	2,374	113,278
Wolters Kluwer N.V.	1,219	101,287
		1,848,073
New Zealand—0.0%†
Fisher & Paykel Healthcare Corp. Ltd.	8,595	213,016

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Peru—0.0%†
Credicorp Ltd.	1,311	$197,083
Singapore—0.2%
Genting Singapore Ltd.	11,300	7,252
Singapore Airlines Ltd.*	8,100	24,985
Venture Corp. Ltd.	53,100	789,172
		821,409
South Africa—0.0%†
Anglo American PLC	3,247	106,805
South Korea—0.2%
Samsung Electronics Co. Ltd.	5,401	394,851
SK Hynix, Inc.	3,329	363,462
		758,313
Spain—0.3%
Banco Santander SA*	34,752	101,438
Endesa SA	39,025	997,370
Red Electrica Corp. SA	2,553	48,476
		1,147,284
Sweden—0.4%
Assa Abloy AB, Class B	20,034	495,476
Evolution Gaming Group AB2	9,683	942,281
Telefonaktiebolaget LM Ericsson, B Shares	23,060	290,359
		1,728,116
Switzerland—1.0%
Alcon, Inc.*	25,062	1,797,196
Credit Suisse Group AG Registered Shares	10,644	139,623
Logitech International SA Registered Shares	15,133	1,571,691
Schindler Holding AG	2,822	744,795
Schindler Holding AG Registered Shares	797	209,656
		4,462,961
Taiwan—0.1%
Medtecs International Corp. Ltd.	119,300	93,200
Win Semiconductors Corp.	22,000	322,980
		416,180
United Kingdom—0.9%
BP PLC	30,836	114,585
Compass Group PLC*	2,609	46,604
DCC PLC	19,569	1,472,168
easyJet PLC	6,318	62,568
Entain PLC*	896	15,164
Experian PLC	11,263	393,671
InterContinental Hotels Group PLC*	238	14,663
Johnson Matthey PLC	37,034	1,489,848
Liberty Global PLC, Class A*,1	15,739	379,939
Standard Chartered PLC*	17,329	104,852
Vodafone Group PLC	66,337	113,287
		4,207,349
	Number of shares	Value
Common stocks—(continued)
United States—27.2%
10X Genomics, Inc., Class A*	122	$20,880
A.O. Smith Corp.	360	19,548
AAON, Inc.	296	21,904
Abbott Laboratories	7,514	928,655
ABIOMED, Inc.*	63	21,940
Acacia Communications, Inc.*	250	28,600
ACADIA Pharmaceuticals, Inc.*	377	18,115
Acceleron Pharma, Inc.*	175	20,218
Acuity Brands, Inc.	463	55,671
AeroVironment, Inc.*	220	25,249
Agilent Technologies, Inc.	160	19,227
Akamai Technologies, Inc.*	200	22,206
Alarm.com Holdings, Inc.*	196	18,212
Alexandria Real Estate Equities, Inc.	1,313	219,415
Allakos, Inc.*	161	21,466
Allegion PLC	4,294	459,501
Allison Transmission Holdings, Inc.	11,456	466,259
Ally Financial, Inc.	36,588	1,384,490
Alnylam Pharmaceuticals, Inc.*	131	19,713
Alphabet, Inc., Class A*	122	222,938
Altair Engineering, Inc., Class A*	333	18,625
Altice USA, Inc., Class A*,1	41,333	1,470,215
Amazon.com, Inc.*,1	406	1,301,717
Ambarella, Inc.*	194	18,306
Amdocs Ltd.	295	20,833
Amedisys, Inc.*	67	19,250
American Eagle Outfitters, Inc.[1]	16,340	370,755
AMETEK, Inc.	165	18,688
AMN Healthcare Services, Inc.*	5,535	399,184
Amphenol Corp., Class A	151	18,857
Analog Devices, Inc.	5,104	751,972
ANSYS, Inc.*	55	19,490
Aon PLC, Class A	1,468	298,151
Apache Corp.	103,418	1,476,809
Appfolio, Inc., Class A*	129	19,712
Apple, Inc.[1]	10,148	1,339,130
AptarGroup, Inc.	148	19,680
Aptiv PLC[1]	5,490	733,464
Aramark	312	10,698
ArcBest Corp.[1]	5,365	248,668
Arch Capital Group Ltd.*	15,030	472,092
Arena Pharmaceuticals, Inc.*	276	20,490
Arista Networks, Inc.*	68	20,914
Arrow Electronics, Inc.*,1	11,817	1,153,694
Arthur J. Gallagher & Co.	2,484	286,678
Aspen Technology, Inc.*	145	19,416
AtriCure, Inc.*	345	20,089
Atrion Corp.	30	19,544
Avalara, Inc.*	130	19,500
Axalta Coating Systems Ltd.*	9,416	254,138
Axonics Modulation Technologies, Inc.*	393	20,318
Axsome Therapeutics, Inc.*	263	17,908
AZEK Co., Inc./The*	3,376	134,669
Badger Meter, Inc.	197	18,067
Balchem Corp.	158	16,911
Bandwidth, Inc., Class A*	133	23,693

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Bausch Health Cos., Inc.*	41,681	$1,062,865
BellRing Brands, Inc., Class A*,1	822	19,120
Berkshire Hathaway, Inc., Class B*,1	8,548	1,947,833
Best Buy Co., Inc.[1]	9,386	1,021,385
Bio-Rad Laboratories, Inc., Class A*	33	18,934
Bio-Techne Corp.	61	19,820
BJ's Wholesale Club Holdings, Inc.*	7,973	335,424
Black Diamond Therapeutics, Inc.*	590	14,614
Black Knight, Inc.*	237	19,361
Blackline, Inc.*	160	20,739
Bloomin' Brands, Inc.[1]	13,800	290,766
Booking Holdings, Inc.*,1	210	408,309
Booz Allen Hamilton Holding Corp.[1]	7,091	603,940
Boston Beer Co., Inc./The, Class A*	22	20,172
Boston Scientific Corp.*	19,429	688,564
Brady Corp., Class A	382	17,538
Broadcom, Inc.	564	254,082
Broadridge Financial Solutions, Inc.	132	18,653
Brown & Brown, Inc.	2,341	100,874
Brown-Forman Corp., Class A	284	18,778
Brown-Forman Corp., Class B	265	18,993
Brunswick Corp.	1,532	132,457
Bunge Ltd.[1]	15,009	982,189
Burlington Stores, Inc.*	909	226,250
C.H. Robinson Worldwide, Inc.[1]	11,596	992,154
Cable One, Inc.	10	20,000
Cadence Design Systems, Inc.*	152	19,819
Caesars Entertainment, Inc.*,1	1,660	116,847
Cal-Maine Foods, Inc.*	541	20,742
Capital One Financial Corp.	14,803	1,543,361
Cardiovascular Systems, Inc.*	452	20,335
CareDx, Inc.*	254	19,413
Cargurus, Inc.*	632	18,486
Carnival Corp.[1]	27,220	508,197
Carnival PLC	6,041	95,173
Carrier Global Corp.	3,418	131,593
Castle Biosciences, Inc.*	268	17,910
Catalent, Inc.*,1	7,140	821,457
Centene Corp.*,1	304	18,331
Cerner Corp.	260	20,829
CEVA, Inc.*	379	22,281
Charter Communications, Inc., Class A*	2,420	1,470,295
Chemed Corp.	38	19,680
ChemoCentryx, Inc.*	329	18,756
Chewy, Inc., Class A*,1	9,051	921,573
Chipotle Mexican Grill, Inc.*	58	85,840
Church & Dwight Co., Inc.	241	20,348
Cinemark Holdings, Inc.	32,848	664,844
Cintas Corp.	60	19,087
Cirrus Logic, Inc.*	224	20,987
Citrix Systems, Inc.	158	21,063
Clorox Co./The[1]	3,354	702,529
Cloudflare, Inc., Class A*	268	20,545
Codexis, Inc.*	905	21,077
Cognex Corp.	239	19,629
Comcast Corp., Class A	30,699	1,521,749
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
ConocoPhillips	3,076	$123,132
Constellation Brands, Inc., Class A	3,939	830,853
Cooper Cos., Inc./The	57	20,750
Copart, Inc.*	1,985	217,854
CoStar Group, Inc.*	23	20,693
Costco Wholesale Corp.[1]	2,651	934,292
Coty, Inc., Class A	132,079	841,343
Crowdstrike Holdings, Inc., Class A*	88	18,990
CryoPort, Inc.*	368	25,098
CSW Industrials, Inc.	167	19,459
CyberArk Software Ltd.*	1,048	167,942
D.R. Horton, Inc.[1]	22,725	1,745,280
Danaher Corp.	3,354	797,715
Darden Restaurants, Inc.	169	19,754
Datadog, Inc., Class A*	196	20,139
Deciphera Pharmaceuticals, Inc.*	382	16,884
Deckers Outdoor Corp.*	63	18,395
Delta Air Lines, Inc.	8,816	334,655
Discover Financial Services[1]	5,420	452,787
DISH Network Corp., Class A*	31,490	913,840
DocuSign, Inc.*	84	19,563
Dolby Laboratories, Inc., Class A	213	18,750
Domino's Pizza, Inc.[1]	1,711	634,370
Donaldson Co., Inc.	346	20,566
Dorman Products, Inc.*	213	19,347
Dropbox, Inc., Class A*,1	18,731	423,883
Eagle Pharmaceuticals, Inc.*	411	19,181
Elastic N.V.*	137	20,819
Electronic Arts, Inc.	3,638	520,962
Eli Lilly and Co.	4,611	958,950
Enanta Pharmaceuticals, Inc.*	423	20,329
Encore Wire Corp.	338	19,520
Entegris, Inc.	202	19,875
Entergy Corp.[1]	4,968	473,599
EPAM Systems, Inc.*	60	20,666
Equifax, Inc.	2,421	428,783
Everest Re Group Ltd.	1,206	254,562
Exelixis, Inc.*	849	18,856
eXp World Holdings, Inc.*,1	2,055	219,042
Expedia Group, Inc.[1]	3,300	409,530
Expeditors International of Washington, Inc.[1]	11,737	1,050,696
Exponent, Inc.	220	18,168
F5 Networks, Inc.*	108	21,163
Fair Isaac Corp.*	41	18,455
Fastenal Co.	410	18,692
FedEx Corp.[1]	4,797	1,128,926
Five Below, Inc.*,1	8,200	1,440,986
Five9, Inc.*	120	19,950
Flowers Foods, Inc.	927	21,284
Fortune Brands Home & Security, Inc.[1]	5,430	468,338
Fox Corp., Class A1	15,896	495,637
Fox Corp., Class B*,1	13,471	402,648
Freshpet, Inc.*	141	19,643
Garmin Ltd.	169	19,411
Gatos Silver, Inc.*	683	9,022
Generac Holdings, Inc.*,1	3,632	894,997

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Gentex Corp.	561	$18,541
Globus Medical, Inc., Class A*	307	18,939
Graco, Inc.	272	18,752
Grand Canyon Education, Inc.*	225	19,112
Guardant Health, Inc.*	133	20,682
Guidewire Software, Inc.*	157	18,014
Haemonetics Corp.*	163	18,629
Halozyme Therapeutics, Inc.*	480	22,843
Hanesbrands, Inc.	22,161	338,842
Hasbro, Inc.	2,743	257,348
Haverty Furniture Cos., Inc.[1]	8,972	293,295
HCA Healthcare, Inc.	1,212	196,926
Heartland Express, Inc.	1,103	20,703
HEICO Corp.	149	17,543
HEICO Corp., Class A	1,321	140,436
Helmerich & Payne, Inc.	3,534	85,806
Hershey Co./The[1]	1,231	179,037
Hilton Worldwide Holdings, Inc.	407	41,266
HMS Holdings Corp.*	561	20,656
Hormel Foods Corp.	462	21,649
HP, Inc.[1]	40,211	978,736
Hubbell, Inc.	957	148,909
HubSpot, Inc.*	51	18,982
ICU Medical, Inc.*	92	18,812
IDEX Corp.	98	18,247
IDEXX Laboratories, Inc.*	40	19,147
IHS Markit Ltd.	21,582	1,879,361
Immunovant, Inc.*	438	17,095
Incyte Corp.*	220	19,745
Inspire Medical Systems, Inc.*	106	21,360
Insulet Corp.*	82	21,909
International Paper Co.[1]	23,594	1,187,014
Ionis Pharmaceuticals, Inc.*	330	19,823
Iovance Biotherapeutics, Inc.*	401	17,580
J & J Snack Foods Corp.	134	20,456
J.B. Hunt Transport Services, Inc.[1]	8,774	1,181,507
Jack Henry & Associates, Inc.	124	17,954
Jack in the Box, Inc.	7,299	687,128
JetBlue Airways Corp.*	3,615	51,839
John B Sanfilippo & Son, Inc.	254	20,429
Johnson Controls International PLC	3,023	150,606
JPMorgan Chase & Co.	4,357	560,615
Kansas City Southern	2,391	484,584
Karuna Therapeutics, Inc.*	191	18,953
KeyCorp	8,501	143,327
Keysight Technologies, Inc.*	4,290	607,421
Kimco Realty Corp.	28,383	468,603
Knight-Swift Transportation Holdings, Inc.[1]	11,996	479,840
Kodiak Sciences, Inc.*	136	17,178
Kohl's Corp.	9,066	399,448
Kroger Co./The[1]	20,465	706,042
Krystal Biotech, Inc.*	309	21,537
Kura Oncology, Inc.*	550	16,473
Lancaster Colony Corp.	118	20,600
Landstar System, Inc.[1]	3,855	537,387
Las Vegas Sands Corp.[1]	20,371	979,641
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Lattice Semiconductor Corp.*	467	$18,731
LeMaitre Vascular, Inc.	481	23,117
Lennar Corp., Class A1	8,621	716,836
Lennox International, Inc.[1]	5,077	1,398,663
LHC Group, Inc.*	94	18,727
Liberty Broadband Corp., Class A*	135	19,598
Liberty Broadband Corp., Class C*	133	19,425
Lincoln Electric Holdings, Inc.	168	19,236
Live Nation Entertainment, Inc.*	2,926	194,433
Lockheed Martin Corp.[1]	41	13,195
Lowe's Cos., Inc.[1]	7,237	1,207,493
Lululemon Athletica, Inc.*	57	18,735
Lumentum Holdings, Inc.*	2,879	270,050
Madrigal Pharmaceuticals, Inc.*	178	21,139
Manhattan Associates, Inc.*	180	20,381
Marriott International, Inc., Class A	389	45,245
Marriott Vacations Worldwide Corp.[1]	2,780	341,273
Marsh & McLennan Cos., Inc.	2,610	286,865
Marvell Technology Group Ltd.	408	20,996
Masco Corp.[1]	20,502	1,113,464
Masimo Corp.*	73	18,682
Maxim Integrated Products, Inc.	215	18,858
MAXIMUS, Inc.	268	20,116
McCormick & Co., Inc.\MD	219	19,609
McDonald's Corp.	1,341	278,713
Medifast, Inc.[1]	1,702	399,408
Medtronic PLC	3,772	419,937
Mercury Systems, Inc.*	1,201	85,343
Mesa Laboratories, Inc.	71	19,677
Mettler-Toledo International, Inc.*	16	18,690
MGM Resorts International[1]	11,783	336,522
Micron Technology, Inc.*	5,205	407,395
Microsoft Corp.[1]	11,677	2,708,597
Mirati Therapeutics, Inc.*	98	20,122
Mitek Systems, Inc.*	1,197	19,332
Moderna, Inc.*,1	2,425	419,913
Mohawk Industries, Inc.*	7,447	1,069,389
Monolithic Power Systems, Inc.	52	18,475
Morgan Stanley	22,289	1,494,477
MSA Safety, Inc.	131	20,452
National Instruments Corp.	439	18,175
Nautilus, Inc.*,1	17,597	431,302
Neogen Corp.*	244	19,732
NeoGenomics, Inc.*	384	20,360
Netflix, Inc.*	1,293	688,380
Neurocrine Biosciences, Inc.*	189	20,743
Nevro Corp.*	121	19,577
New York Times Co./The, Class A	419	20,778
NewMarket Corp.	48	18,825
NIC, Inc.	752	20,244
Nielsen Holdings PLC	19,930	445,037
Nordson Corp.	102	18,257
NortonLifeLock, Inc.[1]	28,448	599,399
Novanta, Inc.*	155	19,363
Novocure Ltd.*	121	19,476
NVR, Inc.*,1	232	1,031,583

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
O'Reilly Automotive, Inc.*	42	$17,870
Okta, Inc.*	81	20,980
Old Dominion Freight Line, Inc.[1]	6,342	1,230,348
Old Republic International Corp.	39,011	706,099
Omnicell, Inc.*	173	20,379
Option Care Health, Inc.*	6,944	128,325
Otis Worldwide Corp.	6,907	446,538
Park Hotels & Resorts, Inc.	52,674	878,602
Paychex, Inc.	225	19,647
PayPal Holdings, Inc.*	1,590	372,553
Pegasystems, Inc.	152	19,372
PennyMac Financial Services, Inc.[1]	9,219	534,702
Penumbra, Inc.*	99	25,848
PerkinElmer, Inc.[1]	5,090	748,586
Pfizer, Inc.	26,426	948,693
Phreesia, Inc.*	356	23,243
Pinterest, Inc., Class A*,1	5,659	387,698
Pool Corp.	53	18,772
Power Integrations, Inc.	219	17,640
Proto Labs, Inc.*	113	23,933
PTC, Inc.*	2,897	385,040
PulteGroup, Inc.[1]	23,688	1,030,428
Q2 Holdings, Inc.*	161	20,606
QIAGEN N.V.*	2,378	128,905
Qorvo, Inc.*	1,501	256,491
QUALCOMM, Inc.	9,626	1,504,351
Qualys, Inc.*	168	23,263
Raven Industries, Inc.	559	18,039
Raytheon Technologies Corp.	7,105	474,117
Red Rock Resorts, Inc., Class A	18,418	432,455
Regency Centers Corp.	10,513	496,003
Regeneron Pharmaceuticals, Inc.*,1	187	94,218
Relmada Therapeutics, Inc.*	585	19,118
Repligen Corp.*	100	20,000
Republic Services, Inc.	214	19,371
ResMed, Inc.	93	18,746
Rexford Industrial Realty, Inc.	4,261	208,533
RingCentral, Inc., Class A*	53	19,765
Robert Half International, Inc.[1]	19,092	1,288,710
Rocket Cos., Inc., Class A*,1	2,868	61,260
Rockwell Automation, Inc.	78	19,385
Rollins, Inc.	501	18,046
Roper Technologies, Inc.	1,400	550,074
Royal Caribbean Cruises Ltd.	25,190	1,637,350
Royal Gold, Inc.	193	20,628
Royalty Pharma PLC, Class A1	15,098	709,757
Sabre Corp.[1]	115,983	1,250,297
SailPoint Technologies Holding, Inc.*	22,299	1,233,358
Salesforce.com, Inc.*	6,176	1,393,059
Sanderson Farms, Inc.	153	20,837
Schneider National, Inc., Class B1	10,816	227,136
Seagen, Inc.*	115	18,891
Semtech Corp.*	275	19,511
Sherwin-Williams Co./The	456	315,461
Shockwave Medical, Inc.*	175	20,307
Signet Jewelers Ltd.	11,369	461,809
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Silk Road Medical, Inc.*	344	$18,758
Simpson Manufacturing Co., Inc.	203	18,676
Simulations Plus, Inc.	258	20,418
SkyWest, Inc.	4,363	170,113
Skyworks Solutions, Inc.	1,722	291,449
Southwest Airlines Co.	12,470	547,932
SpringWorks Therapeutics, Inc.*	312	25,993
SPS Commerce, Inc.*	183	18,097
Staar Surgical Co.*	244	25,030
Starbucks Corp.	1,900	183,939
STERIS PLC	102	19,085
Stoke Therapeutics, Inc.*	351	21,439
Synopsys, Inc.*	79	20,181
T-Mobile U.S., Inc.*	3,660	461,453
T. Rowe Price Group, Inc.[1]	9,528	1,490,941
Take-Two Interactive Software, Inc.*	7,813	1,566,116
Tandem Diabetes Care, Inc.*	215	19,920
TechTarget, Inc.*	308	23,008
Teladoc Health, Inc.*	93	24,536
Teledyne Technologies, Inc.*	55	19,636
Teleflex, Inc.	51	19,259
Teradyne, Inc.[1]	2,071	235,017
Thermo Fisher Scientific, Inc.	453	230,894
Tootsie Roll Industries, Inc.	685	27,112
Toro Co./The	206	19,416
Tractor Supply Co.	137	19,418
Tradeweb Markets, Inc., Class A	1,055	64,133
Trane Technologies PLC	2,318	332,285
TransUnion	4,564	397,251
Trex Co., Inc.*	228	20,924
Turning Point Therapeutics, Inc.*	159	19,953
Twilio, Inc., Class A*	57	20,488
Tyler Technologies, Inc.*	48	20,294
Ulta Beauty, Inc.*	5,313	1,486,365
UniFirst Corp.	2,063	439,006
Union Pacific Corp.	1,717	339,056
United Therapeutics Corp.*	122	19,986
Universal Display Corp.	84	19,389
Universal Logistics Holdings, Inc.[1]	27,570	584,484
Vail Resorts, Inc.	62	16,490
Valvoline, Inc.	11,481	272,559
Varian Medical Systems, Inc.*	117	20,542
Varonis Systems, Inc.*	905	159,977
Veeva Systems, Inc., Class A*	71	19,627
Veracyte, Inc.*	411	23,304
VEREIT, Inc.[1]	23,904	842,138
Vericel Corp.*	588	24,267
VeriSign, Inc.*	103	19,989
Verisk Analytics, Inc.	105	19,268
Verra Mobility Corp.*	20,400	261,120
Viatris, Inc.*	52,893	898,652
Vicor Corp.*	204	17,654
Viking Therapeutics, Inc.*	3,056	22,339
VirnetX Holding Corp.	4,160	25,168
Visa, Inc., A Shares	995	192,284
Vivint Smart Home, Inc.*	890	16,812

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Vonage Holdings Corp.*	34,802	$434,329
W.W. Grainger, Inc.	52	18,948
Walt Disney Co./The*	4,264	717,077
Waste Connections, Inc.[1]	15,628	1,539,514
Waters Corp.*	77	20,380
Watsco, Inc.	658	156,926
Watts Water Technologies, Inc., Class A	162	19,451
WD-40 Co.	68	20,700
Welbilt, Inc.*	35,757	461,623
West Pharmaceutical Services, Inc.	68	20,365
Westinghouse Air Brake Technologies Corp.	3,731	276,878
Williams-Sonoma, Inc.	3,236	417,185
Willis Towers Watson PLC	1,437	291,625
Wingstop, Inc.	143	21,457
Wynn Resorts Ltd.	15,263	1,519,126
Xilinx, Inc.	136	17,758
XPEL, Inc.*,1	1,784	85,650
XPO Logistics, Inc.*	1,174	129,621
Y-mAbs Therapeutics, Inc.*	395	16,594
Yum! Brands, Inc.	482	48,918
Zendesk, Inc.*	135	19,472
Zoetis, Inc.	1,306	201,451
Zoom Video Communications, Inc., Class A*,1	708	263,426
Zynga, Inc., Class A*	2,163	21,435
		122,130,695
Total common stocks (cost—$200,225,526)		214,422,231
Preferred stocks—0.1%
France—0.0%†
Safran SA	461	57,951
Germany—0.1%
FUCHS PETROLUB SE	1,866	106,171
Henkel AG & Co. KGaA	947	98,082
		204,253
Total preferred stocks (cost—$232,371)		262,204
Investment companies—6.4%
AlphaSimplex Managed Futures Strategy Fund, Class Y	591,860	6,060,642
Carillon Reams Unconstrained Bond Fund, Class I	1,425,474	18,502,658
Invesco DB Gold Fund*	80,415	4,288,532
Total investment companies (cost—$27,019,601)		28,851,832
	Face amount
Corporate bonds—13.3%
Hong Kong—0.0%†
Seaspan Corp. 3.750%, due 12/15/25[2]	$125,000	136,310
	Face amount	Value
Corporate bonds—(concluded)
United States—13.3%
Allegheny Technologies, Inc. 3.500%, due 06/15/25[2]	$2,500,000	$3,492,200
American Airlines Group, Inc. 6.500%, due 07/01/25[1]	274,752	371,110
Bloomin' Brands, Inc. 5.000%, due 05/01/25[2]	1,500,000	2,972,400
Cantel Medical Corp. 3.250%, due 05/15/25[2]	1,030,000	2,046,363
Carnival Corp. 5.750%, due 04/01/23[2]	2,540,000	5,308,930
Cinemark Holdings, Inc. 4.500%, due 08/15/25[2]	2,140,000	3,488,371
Guess?, Inc. 2.000%, due 04/15/24	1,000,000	1,151,200
J2 Global, Inc. 1.750%, due 11/01/26[2]	1,500,000	1,607,055
Liberty Media Corp. 1.375%, due 10/15/23	2,367,000	2,867,668
Lumentum Holdings, Inc. 0.250%, due 03/15/24	1,000,000	1,647,740
Match Group Financeco, Inc. 0.875%, due 10/01/22[2]	3,375,000	10,731,420
NCL Corp. Ltd. 6.000%, due 05/15/24[2]	2,730,000	5,360,628
Pandora Media LLC 1.750%, due 12/01/23	828,000	958,079
United States Steel Corp. 5.000%, due 11/01/26	3,000,000	4,740,210
Wayfair, Inc. 1.000%, due 08/15/26	2,450,000	4,809,571
Workday, Inc. 0.250%, due 10/01/22	3,500,000	5,605,075
World Wrestling Entertainment, Inc. 3.375%, due 12/15/23	978,000	2,277,762
		59,435,782
Total corporate bonds (cost—$47,739,790)		59,572,092
	Number of shares
Short-term investments—27.6%
Investment companies—27.6%

State Street Institutional U.S. Government Money Market Fund, 0.001%[3] (cost—$123,861,070)	123,861,070	123,861,070

	Face amount
Short-term U.S. Treasury obligations—7.1%
U.S. Treasury Bills 0.072%, due 04/22/21[1,4]	$20,000,000	$19,996,844
0.081%, due 03/18/21[1,4]	12,000,000	11,998,799
Total short-term U.S. Treasury obligations (cost—$31,995,643)		31,995,643

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—0.3%
Call options—0.2%
Call Euro STOXX 50, strike @ $3,450 expires 02/19/21 (Counterparty: JPMCB)	2	$5,278,500	$219,094
Call Euro STOXX 50, strike @ $3,700 expires 03/19/21 (Counterparty: JPMCB)	2	6,216,000	50,969
Call FTSE 100 Index, strike @ $7,000 expires 03/19/21 (Counterparty: JPMCB)	2	16,170,000	34,816
Call STXE 600 Oil & Gas Index, strike @ $240 expires 03/19/21 (Counterparty: JPMCB)	1	1,008,000	59,634
Call S&P 500 Index, strike @ $3,880 expires 03/19/21 (Counterparty: JPMCB)	0	10,864,000	146,020
Call STXE 600 Oil & Gas Index, strike @ $255 expires 03/19/21 (Counterparty: JPMCB)	2	1,950,750	51,060
Call Russell 2000 Index, strike @ $2,100 expires 03/19/21 (Counterparty: JPMCB)	0	7,140,000	320,144
Call NIKKEI 225 Index, strike @ $29,000 expires 03/12/21 (Counterparty: JPMCB)	1	1,827,000,000	174,424
Call ESTX Banks Index, strike @ $78 expires 3/19/21 (Counterparty: JPMCB)	2	846,300	17,775
Call ESTX Banks Index, strike @ $75 expires 3/19/21 (Counterparty: JPMCB)	6	2,096,250	74,621
Total			1,148,557
Put options—0.1%
Put Cinemark Holdings, Inc., strike @ $5 expires 03/19/21 (Counterparty: MSCI)	8	400,000	1,600
Put Carnival Corp., strike @ $7.50 expires 01/21/22 (Counterparty: MSCI)	1	56,250	4,500
Put Guess?, Inc., strike @ $6.00, expires 03/19/21 (Counterparty: MSCI)	3	150,000	1,250
	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
Put Euro STOXX 50, strike @ $2,900 expires 02/19/21 (Counterparty: JPMCB)	2	$6,467,000	$17,049
Put MSCI Emerging Markets Index Futures, strike @ $1,300 expires 06/18/21 (Counterparty: JPMCB)	0	2,990,000	159,850
Put MSCI Emerging Markets Index Futures, strike @ $1,300 expires 03/19/21 (Counterparty: JPMCB)	0	1,430,000	37,400
Put Royal Caribbean Cruises Ltd., strike @ $50 expires 03/19/21 (Counterparty: MSCI)	0	50,000	1,900
Put Wayfair, Inc., strike @ $160 expires 08/20/21 (Counterparty: JPMCB)	0	320,000	24,000
Put S&P 500 Index, strike @ $3,050 expires 02/19/21 (Counterparty: JPMCB)	0	7,930,000	17,940
Put Guess?, Inc. strike @ $6.00, expires 06/18/21 (Counterparty: MSCI)	1	30,000	250
Put United States Steel Corp., strike @ $5, expires 01/21/22 (Counterparty: MSCI)	11	525,000	28,350
Put United States Steel Corp., strike @ $3, expires 01/21/22 (Counterparty: MSCI)	3	79,500	2,915
Put Norwegian Cruise Line Holdings, strike @ $10.00, expires 06/18/21 (Counterparty: MSCI)	1	100,000	3,000
Total			300,004
Total equity and foreign exchange options purchased (cost—$2,537,988)			1,448,561
Total investments before investments sold short (cost—$433,611,989)—102.5%			460,413,633

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Investments sold short—(30.1)%
Common stocks—(23.7)%
Australia—(0.3)%
Origin Energy Ltd.	(73,129)	$(262,857)
Suncorp Group Ltd.	(150,293)	(1,151,473)
		(1,414,330)
Canada—(5.4)%
Ag Growth International, Inc.	(13,570)	(376,299)
Alimentation Couche-Tard, Inc., Class B	(19,050)	(580,997)
Altus Group Ltd.	(4,680)	(179,148)
Atlas Corp.	(4,800)	(53,952)
BCE, Inc.	(27,390)	(1,161,786)
BlackBerry Ltd.	(13,530)	(190,028)
Calian Group Ltd.	(12,740)	(594,982)
Canadian National Railway Co.	(18,970)	(1,921,403)
Canadian Tire Corp. Ltd., Class A	(3,860)	(500,510)
Canfor Corp.	(13,750)	(253,871)
Capital Power Corp.	(22,160)	(632,177)
Cascades, Inc.	(28,490)	(345,333)
Choice Properties Real Estate Investment Trust	(67,520)	(682,724)
CI Financial Corp.	(41,090)	(510,271)
Crescent Point Energy Corp.	(204,310)	(562,402)
Crombie Real Estate Investment Trust	(39,420)	(438,976)
Dorel Industries, Inc., Class B	(35,620)	(413,930)
Emera, Inc.	(32,800)	(1,371,508)
Equinox Gold Corp.	(154,400)	(1,475,478)
Fortis, Inc.	(31,500)	(1,274,041)
Franco-Nevada Corp.	(3,263)	(388,702)
George Weston Ltd.	(8,240)	(596,438)
GFL Environmental, Inc	(52,410)	(1,479,571)
Hydro One Ltd.	(46,140)	(1,069,113)
IGM Financial, Inc.	(25,050)	(663,886)
International Petroleum Corp.	(1)	(2)
Loblaw Cos., Ltd.	(11,010)	(531,666)
Metro, Inc.	(12,400)	(536,049)
National Bank of Canada	(6,820)	(383,307)
North West Co., Inc./The	(16,490)	(417,424)
Novagold Resources, Inc.	(27,100)	(247,105)
Parkland Corp.	(10,850)	(325,564)
Power Corp. of Canada	(46,460)	(1,081,614)
Rogers Communications, Inc., Class B	(6,830)	(308,238)
Russel Metals, Inc.	(19,000)	(341,146)
Savaria Corp.	(13,540)	(177,463)
Teck Resources Ltd., Class B	(33,700)	(615,626)
Thomson Reuters Corp.	(5,510)	(449,289)
TMX Group Ltd.	(2,750)	(265,247)
Vermilion Energy, Inc.	(53,460)	(234,116)
Whitecap Resources, Inc.	(217,930)	(780,543)
		(24,411,925)
Finland—(0.1)%
Neles Oyj	(18,865)	(242,816)
France—(0.0)%†
Natixis SA	(19,019)	(71,592)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Germany—(0.2)%
Bayer AG Registered Shares	(5,403)	$(327,005)
Deutsche Lufthansa AG Registered Shares	(24,193)	(311,667)
K+S AG Registered Shares	(9,365)	(105,695)
		(744,367)
Japan—(1.0)%
Daiwa Securities Group, Inc.	(123,300)	(586,839)
Fukuoka Financial Group, Inc.	(81,900)	(1,465,071)
Japan Post Holdings Co. Ltd.	(211,800)	(1,684,353)
Rakuten, Inc.	(7,100)	(69,883)
Seibu Holdings, Inc.	(24,900)	(228,664)
Sosei Group Corp.	(15,400)	(290,465)
		(4,325,275)
Netherlands—(0.0)%†
AMG Advanced Metallurgical Group N.V.	(5,499)	(174,144)
Koninklijke Vopak N.V.	(667)	(33,759)
		(207,903)
Norway—(0.1)%
Equinor ASA	(11,443)	(205,072)
TGS NOPEC Geophysical Co. ASA	(25,293)	(336,988)
		(542,060)
Sweden—(0.2)%
Hennes & Mauritz AB, B Shares	(35,208)	(752,725)
United Kingdom—(0.3)%
Informa PLC	(117,664)	(800,626)
InterContinental Hotels Group PLC	(9,207)	(567,218)
Whitbread PLC	(493)	(18,735)
		(1,386,579)
United States—(16.1)%
3M Co.	(2,410)	(423,341)
Abercrombie & Fitch Co., Class A	(12,476)	(287,821)
Accelerate Diagnostics, Inc.	(31,739)	(325,642)
Adverum Biotechnologies, Inc.	(21,840)	(269,287)
Allegheny Technologies, Inc.	(97,000)	(1,649,970)
Allegion PLC	(2,829)	(302,731)
Alnylam Pharmaceuticals, Inc.	(2,258)	(339,784)
AMC Entertainment Holdings, Inc., Class A	(1,740)	(15,016)
American Axle & Manufacturing Holdings, Inc.	(15,808)	(139,268)
Apollo Global Management, Inc.	(948)	(43,551)
Applied Therapeutics, Inc.	(12,616)	(264,179)
Armstrong World Industries, Inc.	(2,911)	(227,669)
Athersys, Inc.	(95,285)	(184,376)
AutoNation, Inc.	(4,150)	(295,812)
Axcelis Technologies, Inc.	(8,636)	(295,697)
Bausch Health Cos., Inc.	(37,700)	(961,995)
Bioxcel Therapeutics, Inc.	(4,376)	(202,696)
Bloomin' Brands, Inc.	(104,700)	(2,206,029)
Bluebird Bio, Inc.	(6,138)	(273,448)
Brunswick Corp.	(1,728)	(149,403)
Cantel Medical Corp.	(23,575)	(1,861,718)
CarMax, Inc.	(3,868)	(455,573)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Carnival Corp.	(233,300)	$(4,355,711)
Cinemark Holdings, Inc.	(134,200)	(2,716,208)
Clorox Co./The	(1,990)	(416,825)
Cloudera, Inc.	(21,366)	(326,259)
Cortexyme, Inc.	(6,366)	(249,675)
Coupa Software, Inc.	(1,059)	(328,152)
Crocs, Inc.	(4,371)	(306,057)
CyberArk Software Ltd.	(4,062)	(650,936)
Deluxe Corp.	(14,700)	(498,183)
Domtar Corp.	(16,558)	(495,931)
DraftKings, Inc., Class A	(11,930)	(645,532)
Epizyme, Inc.	(32,517)	(356,061)
Esperion Therapeutics, Inc.	(11,718)	(369,000)
Express, Inc.	(3,565)	(16,755)
Fastly, Inc., Class A	(1,846)	(201,860)
Franklin Resources, Inc.	(16,640)	(437,466)
GameStop Corp., Class A	(137)	(44,525)
Guess?, Inc.	(23,300)	(541,026)
Hess Corp.	(8,207)	(443,014)
Home Depot, Inc./The	(2,720)	(736,630)
Hudson Pacific Properties, Inc.	(9,316)	(218,367)
Inovio Pharmaceuticals, Inc.	(21,520)	(274,380)
Intra-Cellular Therapies, Inc.	(10,175)	(327,126)
Iron Mountain, Inc.	(13,500)	(454,545)
J.M. Smucker Co./The	(5,720)	(665,865)
j2 Global, Inc.	(7,680)	(788,275)
JetBlue Airways Corp.	(21,090)	(302,431)
Kroger Co./The	(21,701)	(748,685)
Las Vegas Sands Corp.	(1,067)	(51,312)
Lennox International, Inc.	(535)	(147,387)
Liberty Media Corp-Liberty Braves, Class A	(3,785)	(103,558)
Liberty Media Corp-Liberty SiriusXM, Class A	(35,467)	(1,433,576)
Liberty Media Corp.-Liberty Formula One, Class A	(8,723)	(316,209)
Louisiana-Pacific Corp.	(10,190)	(387,322)
Lumentum Holdings, Inc.	(14,200)	(1,331,960)
Macerich Co./The	(2,441)	(38,324)
Macy's, Inc.	(13,767)	(207,056)
Marathon Petroleum Corp.	(10,656)	(459,913)
Masco Corp.	(2,813)	(152,774)
Match Group, Inc.	(76,700)	(10,727,262)
MBIA, Inc.	(24,650)	(151,351)
MongoDB, Inc.	(124)	(45,832)
Nautilus, Inc.	(3,858)	(94,560)
Nektar Therapeutics	(17,529)	(345,321)
Newmont Corp.	(13,690)	(815,779)
Norwegian Cruise Line Holdings Ltd.	(192,694)	(4,364,519)
Peloton Interactive, Inc., Class A	(1,420)	(207,505)
Plug Power, Inc.	(355)	(23,174)
Pool Corp.	(1,000)	(354,180)
PVH Corp.	(1,778)	(151,592)
Revance Therapeutics, Inc.	(10,949)	(278,543)
RH	(967)	(459,673)
RingCentral, Inc., Class A	(745)	(277,825)
Royal Caribbean Cruises Ltd.	(8,365)	(543,725)
Sarepta Therapeutics, Inc.	(4,268)	(381,559)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(concluded)
United States—(concluded)
SEI Investments Co.	(12,510)	$(661,154)
Shake Shack, Inc., Class A	(2,458)	(278,786)
Simpson Manufacturing Co., Inc.	(1,541)	(141,772)
Sirius XM Holdings, Inc.	(75,490)	(472,567)
SL Green Realty Corp.	(4,536)	(306,089)
Spirit Airlines, Inc.	(11,552)	(299,659)
Tenaris SA	(106,500)	(822,348)
Teradata Corp.	(5,732)	(154,191)
U.S. Concrete, Inc.	(3,309)	(146,556)
United Rentals, Inc.	(3,478)	(845,189)
United States Steel Corp.	(179,600)	(3,189,696)
ViacomCBS, Inc., Class B	(917)	(44,474)
Vornado Realty Trust	(7,642)	(303,846)
Wayfair, Inc., Class A	(14,895)	(4,056,206)
Wingstop, Inc.	(2,771)	(415,789)
Winnebago Industries, Inc.	(4,445)	(306,972)
Workday, Inc., Class A	(20,300)	(4,618,859)
World Wrestling Entertainment, Inc., Class A	(34,750)	(1,957,468)
Yum! Brands, Inc.	(2,000)	(202,980)
Zogenix, Inc.	(7,613)	(144,342)
		(72,311,220)
Total common stocks (cost—$(95,128,325))		(106,410,792)
	Face amount
Corporate bonds—(1.6)%
United States—(1.6)%
Royal Caribbean Cruises Ltd. 4.250%, due 06/15/23	$(2,500,000)	(3,017,175)
Kohl's Corp. 5.550%, due 07/17/45	(436,000)	(478,689)
Allegheny Technologies, Inc. 5.875%, due 12/01/27	(1,500,000)	(1,575,172)
Kohl's Corp. 4.250%, due 07/17/25	(485,000)	(528,279)
United States Steel Corp. 6.250%, due 03/15/26	(1,500,000)	(1,440,000)
		(7,039,315)
Total corporate bonds (cost—$(6,404,616))		(7,039,315)
	Number of shares
Investment companies—(4.8)%
Industrial Select Sector SPDR Fund	(16,240)	(1,376,665)
Invesco QQQ Trust, Series 1	(2,710)	(852,458)
iShares Core S&P Small-Cap ETF	(14,590)	(1,423,546)
iShares Core S&P/TSX Capped Composite Index ETF	(256,930)	(5,555,515)
iShares MSCI USA Momentum Factor ETF	(10,800)	(1,769,688)
iShares Russell 2000 ETF	(6,686)	(1,395,502)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

	Number of shares	Value
Investments sold short—(concluded)
Investment companies—(concluded)
iShares S&P/TSX 60 Index ETF	(146,207)	$(2,975,019)
SPDR S&P 500 ETF Trust	(17,213)	(6,398,123)
Total investment companies (cost—$(20,521,254))		(21,746,516)
Total investments sold short (proceeds—$122,054,195)		(135,196,623)
Other assets in excess of liabilities—27.6%		123,829,200
Net assets—100.0%		$449,046,210

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Equity options written—(0.4)%

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
GBP	16,401,000	231	Call FTSE 100 Index, strike @ 7,100.00	03/19/21	$284,743	$(17,408)	$267,335
USD	3,335,000	23	Call MSCI Emerging Markets Index Futures, strike @ 1,450.00	06/18/21	86,033	(96,600)	(10,567)
JPY	1,858,500,000	63	Call NIKKEI 225 Index, strike @ 29,500.00	03/12/21	207,050	(111,270)	95,780
USD	1,567,500	11	Call MSCI Emerging Markets Index Futures, strike @ 1,425.00	03/19/21	23,205	(19,250)	3,955
USD	4,800,000	12	Call S&P 500 Index, strike @ 4,000.00	02/19/21	11,863	(2,160)	9,703
USD	3,975,000	10	Call S&P 500 Index, strike @ 3,975.00	02/05/21	10,086	(230)	9,856
USD	11,144,000	28	Call S&P 500 Index, strike @ 3,980.00	03/19/21	108,593	(54,320)	54,273
EUR	6,468,000	168	Call Euro STOXX 50, strike @ 3,850.00	03/19/21	50,196	(7,339)	42,857
USD	7,480,000	34	Call Russell 2000 Index, strike @ 2,200.00	03/19/21	197,627	(143,480)	54,147
EUR	5,584,500	153	Call Euro STOXX 50, strike @ 3,650.00	02/19/21	61,557	(25,623)	35,934
Total					$1,040,953	$(477,680)	$563,273
			Put options
EUR	1,952,000	61	Put Euro STOXX 50, strike @ 3,200.00	02/19/21	$58,121	$(13,029)	$45,092
EUR	2,898,000	84	Put Euro STOXX 50, strike @ 3,450.00	03/19/21	69,653	(105,404)	(35,751)
JPY	180,250,000	7	Put NIKKEI 225 Index, strike @ 25,750.00	03/12/21	18,863	(26,731)	(7,868)
EUR	2,942,550	776	Put ESTX Banks Index, strike @ 75.00	03/19/21	253,679	(321,278)	(67,599)
USD	3,383,000	17	Put Russell 2000 Index, strike @ 1,990.00	03/19/21	106,225	(129,200)	(22,975)
USD	2,760,000	23	Put MSCI Emerging Markets Index Futures, strike @ 1,200.00	06/18/21	77,845	(103,500)	(25,655)
USD	2,880,000	8	Put S&P 500 Index, strike @ 3,600.00	03/19/21	58,507	(91,920)	(33,413)
EUR	2,958,750	237	Put STXE 600 Oil & Gas Index, strike @ 255.00	03/19/21	193,769	(254,263)	(60,494)
USD	1,320,000	11	Put MSCI Emerging Markets Index Futures, strike @ 1,200.00	03/19/21	14,427	(17,050)	(2,623)
GBP	2,145,000	33	Put FTSE 100 Index, strike @ 6,500.00	03/19/21	52,156	(122,759)	(70,603)
Total					$903,245	$(1,185,134)	$(281,889)
Total equity options written (cost—$(1,944,198))							$(1,662,814)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
64	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2021	$4,013,316	$4,243,521	$230,205
24	USD	S&P 500 E-Mini Index Futures	March 2021	4,397,147	4,446,240	49,093
91	USD	S&P 500 E-Mini Index Futures	December 2021	1,153,687	1,326,325	172,638
94	USD	S&P 500 E-Mini Index Futures	December 2022	1,193,350	1,395,900	202,550
44	USD	S&P 500 E-Mini Industrial Sector Futures	March 2021	3,911,664	3,746,600	(165,064)
U.S. Treasury futures buy contracts:
135	AUD	Australian Bond 10 Year Futures	March 2021	$15,186,665	$15,049,744	$(136,921)
241	USD	U.S. Treasury Note 10 Year Futures	March 2021	33,251,566	33,024,531	(227,035)
Total				$63,107,395	$63,232,861	$125,466
Index futures sell contracts:
167	EUR	EURO STOXX 50 Index Futures	March 2021	$(7,198,189)	$(7,048,611)	$149,578
36	EUR	EURO STOXX 600 Index Futures	March 2021	(848,674)	(860,868)	(12,194)
123	USD	MSCI ACWI Index Futures	March 2021	(3,909,160)	(4,037,475)	(128,315)
103	USD	MSCI World Index Futures	March 2021	(7,991,363)	(8,208,070)	(216,707)
47	USD	Russell 2000 Value E-Mini Index Futures	March 2021	(4,499,159)	(4,860,270)	(361,111)
Total				$(24,446,545)	$(25,015,294)	$(568,749)
Net unrealized appreciation (depreciation)						$(443,283)

Centrally cleared credit default swap agreements on corporate issues—sell protection6

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield Series 35 Index	USD	4,349	12/20/25	Quarterly	5.000%	$(189,302)	$372,267	$182,965
iTraxx Europe Crossover Series 34 Index	EUR	1,816	12/20/25	Quarterly	5.000	(171,915)	243,693	71,778
Total						$(361,217)	$615,960	$254,743

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Value	Unrealized appreciation (depreciation)
USD	488	07/28/50	Annual	1.828%	12 Month US CPI	$87,891	$87,891
USD	487	07/29/50	Annual	1.810	12 Month US CPI	90,396	90,396
USD	488	07/28/50	Annual	1.828	12 Month US CPI	91,000	91,000
USD	94	01/14/51	Maturity	2.318	12 Month US CPI	559	559
AUD	19,610	03/15/25	Quarterly	3 Month AUD Bank Bill Rate	0.528	(2,408)	(2,408)
CNY	43,871	12/16/25	Quarterly	3 Month GBP LIBOR	0.029	39,607	39,607
CNY	56,160	12/16/25	Quarterly	3 Month GBP LIBOR	0.029	51,921	51,921
CNY	31,881	12/16/25	Quarterly	3 Month GBP LIBOR	0.029	27,628	27,628
CNY	47,251	12/16/25	Quarterly	3 Month GBP LIBOR	2.825	23,839	23,839
	Total					$410,433	$410,433

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	USD	224	01/31/22	Monthly	AT&T, Inc. Common Stock	1 Month USD LIBOR plus 15 bps	$—	$1,207	$1,207
BNP	USD	96	01/31/22	Monthly	Netflix, Inc. Common Stock	1 Month USD LIBOR plus 15 bps	—	356	356
BNP	USD	101	01/31/22	Monthly	Fox Corp. Common Stock	1 Month USD LIBOR plus 15 bps	—	1,437	1,437
BNP	USD	117	01/31/22	Monthly	Walt Disney Co./The Common Stock	1 Month USD LIBOR plus 15 bps	—	2	2
BNP	JPY	8,088	11/29/21	Monthly	Lixil Group Corp. Common Stock	1 Month USD LIBOR minus 44 bps	—	1,420	1,420
BNP	JPY	8,555	12/03/21	Monthly	NITTO BOSEKI Co. Ltd. Common Stock	1 Month USD LIBOR minus 39 bps	—	(6,273)	(6,273)
BNP	USD	45	01/31/22	Monthly	ViacomCBS, Inc. Common Stock	1 Month USD LIBOR plus 15 bps	—	1,702	1,702
BOA	USD	90	11/29/21	Monthly	Monolithic Power Syntems, Inc. Common Stock	1 Month USD LIBOR minus 4 bps	—	(790)	(790)
BOA	USD	70	11/29/21	Monthly	Fortive Corp. Common Stock	1 Month USD LIBOR	2,363	106	2,469
BOA	USD	109	01/29/22	Monthly	Lumen Technologies, Inc. Common Stock	1 Month USD LIBOR	—	499	499
BOA	USD	239	01/29/22	Monthly	Verizon Communication, Inc. Common Stock	1 Month USD LIBOR	—	295	295
BOA	USD	74	11/29/21	Monthly	Illinois Tool Works Inc. Common Stock	1 Month USD LIBOR	—	2,291	2,291
BOA	USD	73	11/29/21	Monthly	Parker-Hannifin Corp. Common Stock	1 Month USD LIBOR	—	429	429
BOA	USD	161	01/13/22	Monthly	Fox Corp. Common Stock	1 Month USD LIBOR	—	(3,176)	(3,176)
BOA	USD	220	01/13/22	Monthly	Discovery, Inc. Common Stock	1 Month USD LIBOR	—	(28,296)	(28,296)
BOA	USD	129	01/13/22	Monthly	Walt Disney Co./ The Common Stock	1 Month USD LIBOR	—	5,843	5,843
BOA	USD	159	01/13/22	Monthly	Centurylink, Inc. Common Stock	1 Month USD LIBOR	—	(23,488)	(23,488)
BOA	USD	43	01/13/22	Monthly	Netflix, Inc. Common Stock	1 Month USD LIBOR	—	(2,064)	(2,064)
BOA	USD	290	01/13/22	Monthly	AT&T, Inc. Common Stock	1 Month USD LIBOR	—	(185)	(185)
BOA	USD	213	01/13/22	Monthly	ViacomCBS, Inc. Common Stock	1 Month USD LIBOR	—	(26,564)	(26,564)
BOA	USD	230	01/13/22	Monthly	Verizon Communications, Inc. Common Stock	1 Month USD LIBOR	—	9,323	9,323
BOA	EUR	224	07/09/21	Monthly	MSCI MEU Net Total Return EUR Index	1 month EURIBOR minus 60 bps	—	7,970	7,970
BOA	EUR	2,943	07/09/21	Monthly	MSCI World Net Total Return USD Index	1 Month Euribor minus 33 bps	—	144,318	144,318
BOA	CHF	76	11/29/21	Monthly	EMS- Chemie Holding AG-REG Common Stock	1 Month USD LIBOR minus 35 bps	—	1,714	1,714
BOA	CHF	60	11/29/21	Monthly	Belimo Holding AG-REG Common Stock	1 Month USD LIBOR minus 35 bps	(4)	5,067	5,063

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

OTC Total return swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	CHF	72	11/29/21	Monthly	Gebereit AG-REG Common Stock	1 Month USD LIBOR minus 5 bps	$82	$220	$302
BOA	EUR	67	11/29/21	Monthly	Warehouse De Pauw SCA Common Stock	1 month EURIBOR minus 15 bps	—	(3,952)	(3,952)
BOA	EUR	66	11/29/21	Monthly	MTU Aero Engines AG Common Stock	1 month EURIBOR minus 35 bps	53	8,174	8,227
BOA	EUR	69	11/29/21	Monthly	Ferrari NV Common Stock	1 month EURIBOR minus 20 bps	(56)	6,584	6,528
BOA	SEK	769	11/29/21	Monthly	NIBE Industrier AB Common Stock	1 minus 35 bpsM SIBOR	(88)	(2,128)	(2,216)
BOA	GBP	58	11/29/21	Monthly	Spirax-Sarco Engineerings PLC Common Stock	1 Month USD LIBOR minus 35 bps	—	3,527	3,527
JPMCB	CAD	27	02/22/21	Monthly	0.730%	Cineplex, Inc.	—	(283,384)	(283,384)
JPMCB	USD	11	03/11/21	Monthly	0.433	Willis Towers Watson PLC	—	348,604	348,604
JPMCB	USD	10	04/01/21	Monthly	AON PLC	0.220%	—	51,218	51,218
JPMCB	EUR	9	06/15/21	Monthly	Just Eat Takeaway.com N.V.	0.780	—	(45,593)	(45,593)
JPMCB	USD	14	06/15/21	Monthly	0.433	GrubHub, Inc.	—	103,495	103,495
JPMCB	USD	17	07/15/21	Monthly	Analog Devices, Inc.	0.220	—	(453,220)	(453,220)
JPMCB	USD	27	07/15/21	Monthly	0.433	Maxim Integrated Products, Inc.	—	430,330	430,330
JPMCB	USD	21	08/05/21	Monthly	0.433	Varian Medical Systems, Inc.	—	17,234	17,234
JPMCB	EUR	35	09/22/21	Monthly	CaixaBank SA	0.780	—	(11,055)	(11,055)
JPMCB	EUR	52	09/22/21	Monthly	0.263	Bankia SA	—	11,078	11,078
JPMCB	USD	—	10/20/21	Monthly	First Citizens BancShares, Inc., Class A	0.220	—	(35,743)	(35,743)
JPMCB	USD	3	10/20/21	Monthly	0.433	CIT Group, Inc.	—	34,601	34,601
JPMCB	USD	41	10/25/21	Monthly	0.433	PNM Resources, Inc.	—	(50,781)	(50,781)
JPMCB	USD	27	10/29/21	Monthly	Advanced Micro Devices, Inc.	0.220	—	(184,582)	(184,582)
JPMCB	USD	17	10/29/21	Monthly	0.433	Xilinx, Inc.	—	120,416	120,416
JPMCB	USD	31	11/02/21	Monthly	Marvell Technology Group Ltd.	0.220	—	(310,167)	(310,167)
JPMCB	USD	14	11/02/21	Monthly	0.433	Inphi Corp.	—	315,424	315,424
JPMCB	AUD	182	11/09/21	Monthly	0.310	Coca-Cola Amatil Ltd.	—	62,175	62,175
JPMCB	USD	37	11/12/21	Monthly	0.433	Navistar International Corp.	—	2,768	2,768
JPMCB	CAD	1	11/18/21	Monthly	Endeavour Mining Corp.	0.240	—	1,853	1,853
JPMCB	CAD	2	11/18/21	Monthly	0.830	Teranga Gold Corp.	—	(1,723)	(1,723)
JPMCB	GBP	146	11/22/21	Monthly	0.326	RSA Insurance Group PLC	—	(2,287)	(2,287)
JPMCB	CAD	15	11/23/21	Monthly	West Fraser Timber Co. Ltd.	0.150	—	(91,263)	(91,263)
JPMCB	CAD	22	11/23/21	Monthly	0.830	Norbord, Inc.	—	94,515	94,515
JPMCB	USD	67	11/29/21	Monthly	CAE, Inc. Common Stock	Month USD LIBOR 1minus 25 bps	—	(995)	(995)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

OTC Total return swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	84	11/29/21	Monthly	Vicor Corp. Common Stock	1 Month USD LIBOR minus 25 bps	$—	$1,453	$1,453
JPMCB	USD	2	12/06/21	Monthly	Salesforce.com, Inc.	0.220%	—	(8,235)	(8,235)
JPMCB	USD	32	12/06/21	Monthly	0.433%	Slack Technologies, Inc. Class A	—	(22,276)	(22,276)
JPMCB	USD	5	12/13/21	Monthly	0.433	MTS Systems Corp	—	3,286	3,286
JPMCB	USD	24	12/16/21	Monthly	Astrazeneca PLC ADR	0.220	—	4,072	4,072
JPMCB	USD	78	12/16/21	Monthly	Huntington Bancshares, Inc.	0.220	—	(36,054)	(36,054)
JPMCB	USD	26	12/16/21	Monthly	0.432	TCF Financial Corp.	—	31,195	31,195
JPMCB	USD	12	12/16/21	Monthly	0.433	Alexion Pharmaceuticals, Inc.	—	(55,099)	(55,099)
JPMCB	USD	6	12/20/21	Monthly	Aphria, Inc.	1.250	—	(24,066)	(24,066)
JPMCB	USD	5	12/20/21	Monthly	0.433	Tilray, Inc. Class 2	—	45,601	45,601
JPMCB	EUR	12	12/22/21	Monthly	0.263	Tikkurila Oyj	—	120,363	120,363
JPMCB	USD	39	12/23/21	Monthly	0.432	Aerojet Rocketdyne Holdings, Inc.	—	(16,222)	(16,222)
JPMCB	USD	48	12/23/21	Monthly	0.431	HMS Holdings Corp.	—	12,718	12,718
JPMCB	USD	54	01/04/22	Monthly	0.433	Builders FirstSource, Inc.	—	1,103	1,103
JPMCB	USD	3	01/06/22	Monthly	Teledyne Technologies, Inc.	0.220	—	40,679	40,679
JPMCB	USD	39	01/06/22	Monthly	0.431	FLIR Systems, Inc.	—	(36,061)	(36,061)
JPMCB	USD	17	01/06/22	Monthly	0.431	Magellan Health, Inc.	—	(59)	(59)
JPMCB	USD	84	01/10/22	Monthly	0.430	Change Healthcare, Inc.	—	(5,839)	(5,839)
JPMCB	USD	18	01/19/22	Monthly	0.429	Acacia Communications, Inc.	—	4,796	4,796
JPMCB	USD	7	01/21/22	Monthly	Lumentum Holdings, Inc.	0.220	—	14,571	14,571
JPMCB	USD	6	01/21/22	Monthly	0.428	Coherent, Inc.	—	(8,674)	(8,674)
JPMCB	USD	15	01/27/22	Monthly	0.426	Cardtronics PLC Class A	—	3,214	3,214
JPMCB	EUR	8	01/27/22	Monthly	0.257	Siltronic AG	—	(1,775)	(1,775)
JPMCB	USD	32	01/31/22	Monthly	0.420	Perspecta, Inc.	—	2,043	2,043
MSCI	USD	6	03/27/21	Monthly	MSCBNQIM Index	1 Month USD LIBOR	—	(7,579)	(7,579)
MSCI	USD	4	03/27/21	Monthly	NDX Intraday Mom Index	1 Month USD LIBOR	1,473,782	(1,474,119)	(337)
MSCI	USD	10	03/27/21	Monthly	SPX Intraday Mom Index	1 Month USD LIBOR	(1,473,781)	1,472,188	(1,593)
MSCI	USD	827	10/27/22	At maturity	Technology Select Sector Index	1 Day Federal Fund Rate minus 10 bps	—	(247,850)	(247,850)
MSCI	USD	662	10/27/22	At maturity	Industrial Select Sector Index	1 Day Federal Fund Rate minus 35 bps	—	(356,118)	(356,118)
MSCI	USD	739	10/27/22	At maturity	Consumer Discretionary Select Sector Index	1 Day Federal Fund Rate minus 25 bps	—	(297,901)	(297,901)
MSCI	USD	1,938	10/27/22	At maturity	S&P 500 Index	1 Day Federal Fund Rate minus 25 bps	—	(790,081)	(790,081)
MSCI	USD	111	10/27/22	At maturity	Dow Jones U.S. Real Estate Index	1 Day Federal Fund Rate minus 20 bps	—	10,474	10,474
MSCI	USD	524	10/27/22	At maturity	Financial Select Sector Index	1 Day Federal Fund Rate minus 35 bps	—	(14,901)	(14,901)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

OTC Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
MSCI	USD	679	10/27/22	At maturity	Health Care Select Sector Index	1 Day Federal Fund Rate minus 25 bps	$—	$(162,776)	$(162,776)
MSCI	USD	13	12/19/22	At maturity	1 Day Federal Fund Rate plus 55 bps	Cellnex Telecom N.A., Common Stock	—	116,695	116,695
MSCI	USD	344	10/27/22	At maturity	S&P Regional Banks Select Industry Index	1 Day Federal Fund Rate minus 30 bps	—	(37,945)	(37,945)
MSCI	USD	268	10/27/22	At maturity	Home Depot Common Stock	1 Day Federal Fund Rate minus 30 bps	—	1,688	1,688
MSCI	USD	772	12/05/23	At maturity	S&P Health Care Equipment Select Industry Index	1 Day Federal Fund Rate minus 35 bps	—	(126,422)	(126,422)
MSCI	USD	772	12/05/23	At maturity	S&P Pharmaceuticals Select Industry Index	1 Day Federal Fund Rate minus 35 bps	—	(82,171)	(82,171)
MSCI	USD	553	02/20/24	At maturity	S&P 500 Equal Weight Communication Services CME Index	1 Day Federal Fund Rate minus 35 bps	—	(5,844)	(5,844)
SG	USD	2,620	09/08/21	Monthly	MSCI World Net Total Return EUR Index	1 Month USD LIBOR minus 21 bps	—	138,700	138,700
SG	USD	83	01/13/22	Monthly	Fox Corp. Common Stock	1 Month USD LIBOR plus 10 bps	—	(1,998)	(1,998)
SG	USD	51	01/12/22	Monthly	ViacomCBS, Inc. Common Stock	1 Month USD LIBOR plus 10 bps	—	(8,152)	(8,152)
SG	USD	40	01/12/22	Monthly	Discovery, Inc. Common Stock	1 Month USD LIBOR plus 10 bps	—	(6,936)	(6,936)
SG	USD	258	01/12/22	Monthly	Verizoncommn, Inc. Common Stock	1 Month USD LIBOR plus 10 bps	—	11,324	11,324
SG	USD	197	01/12/22	Monthly	Netflix, Inc. Common Stock	1 Month USD LIBOR plus 10 bps	—	(15,195)	(15,195)
SG	USD	197	01/12/22	Monthly	AT&T, Inc. Common Stock	1 Month USD LIBOR plus 10 bps	—	845	845
SG	USD	114	01/12/22	Monthly	Walt Disney Co./The Common Stock	1 Month USD LIBOR plus 10 bps	—	5,065	5,065
SG	USD	93	01/12/22	Monthly	Lumen Technologies, Inc. Common Stock	1 Month USD LIBOR plus 10 bps	—	(14,320)	(14,320)
							$2,351	$(1,594,109)	$(1,591,758)

OTC Variance swap agreements

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	USD	1,286	06/18/21	Pay	S&P 500 Index	$27.7	$—	$(47,353)	$(47,353)
GS	USD	2,323	06/18/21	Pay	S&P 500 Index	29.25	—	256,940	256,940
							$—	$209,587	$209,587

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	4,466,453	USD	3,353,102	03/17/21	$(61,228)
BB	CAD	17,898,530	USD	13,930,412	03/17/21	(68,082)
BB	CAD	3,938,013	USD	3,107,306	03/17/21	27,374
BB	EUR	5,119,090	USD	6,204,936	03/17/21	(13,271)
BB	EUR	1,970,952	USD	2,399,566	03/17/21	5,432
BB	GBP	4,497,297	USD	6,069,221	03/17/21	(94,183)
BB	JPY	1,470,976,294	USD	14,155,263	03/17/21	105,842
BB	NOK	216,823,337	USD	24,744,784	03/17/21	(567,400)
BB	NZD	18,784,452	USD	13,262,865	03/17/21	(235,751)
BB	SEK	60,501,839	USD	7,352,701	03/17/21	109,047
BB	SEK	172,463,435	USD	20,478,942	03/17/21	(169,448)
BB	SGD	5,631,611	USD	4,227,824	03/17/21	(11,461)
BB	USD	15,896,591	AUD	21,386,896	03/17/21	452,381
BB	USD	3,314,884	AUD	4,282,658	03/17/21	(41,053)
BB	USD	2,507,944	CAD	3,212,163	03/17/21	4,299
BB	USD	5,452,989	CAD	6,944,325	03/17/21	(21,810)
BB	USD	35,391,308	EUR	29,204,067	03/17/21	83,144
BB	USD	1,111,274	EUR	913,978	03/17/21	(1,057)
BB	USD	10,122,088	GBP	7,446,717	03/17/21	83,405
BB	USD	24,227,601	JPY	2,518,794,874	03/17/21	(170,373)
BB	USD	8,330,499	NOK	73,110,063	03/17/21	204,447
BB	USD	3,038,593	NZD	4,297,308	03/17/21	49,477
BB	USD	12,547	NZD	17,460	03/17/21	(1)
BB	USD	11,987,266	SEK	100,878,585	03/17/21	90,543
BB	USD	1,690,797	SEK	14,089,967	03/17/21	(3,859)
BB	USD	2,493,388	SGD	3,324,759	03/17/21	9,377
BB	USD	2,293,379	SGD	3,039,833	03/17/21	(5,096)
BNP	USD	2,050,000	CLP	1,499,322,121	03/10/21	(8,617)
BNP	USD	1,667,500	RUB	128,417,093	02/24/21	25,043
BOA	EUR	3,000	USD	3,647	04/20/21	—
BOA	JPY	167,601,347	USD	1,632,491	03/10/21	31,852
BOA	KRW	1,217,279,746	USD	1,121,989	03/10/21	33,722
BOA	USD	12,623,000	JPY	1,295,952,918	03/10/21	(246,282)
CITI	EUR	4,027,220	USD	4,959,827	03/10/21	68,714
CITI	EUR	4,310,344	USD	5,252,962	04/20/21	13,168
CITI	GBP	1,123,347	USD	1,532,437	03/10/21	(7,008)
CITI	TWD	12,769,300	USD	462,321	03/10/21	6,190
CITI	USD	6,798,300	EUR	5,520,000	03/10/21	(94,186)
CITI	USD	832,500	RUB	64,088,514	02/24/21	12,189
GS	USD	2,519,927	BRL	12,808,791	03/10/21	(181,235)
GSI	EUR	258,000	USD	312,782	03/10/21	(563)
GSI	GBP	1,065,000	USD	1,447,316	03/10/21	(12,169)
GSI	USD	119,185	EUR	98,000	03/10/21	(163)
JPMCB	CHF	278,000	USD	317,567	03/10/21	5,147

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	EUR	1,454,897	USD	1,655,393	02/26/21	$(111,120)
JPMCB	EUR	1,175,000	USD	1,441,100	03/10/21	14,047
JPMCB	EUR	37,000	USD	44,915	03/10/21	(22)
JPMCB	EUR	235,735	USD	269,592	03/31/21	(16,850)
JPMCB	EUR	100,267	USD	121,980	05/28/21	(9)
JPMCB	SEK	4,114,000	USD	504,765	03/10/21	12,252
JPMCB	USD	512,001	CAD	686,351	03/31/21	24,809
JPMCB	USD	775,613	EUR	660,314	02/26/21	26,129
JPMCB	USD	129,275	EUR	105,345	02/26/21	(1,367)
JPMCB	USD	1,325,262	EUR	1,090,000	03/10/21	(1,443)
JPMCB	USD	281,632	EUR	235,735	03/31/21	4,809
JPMCB	USD	1,262,000	MXN	25,367,177	03/10/21	(29,218)
MSCI	AUD	34,586,767	USD	26,044,624	03/17/21	(394,842)
MSCI	AUD	2,794,460	USD	2,161,851	03/17/21	25,658
MSCI	CAD	9,622,602	USD	7,550,805	03/17/21	24,939
MSCI	CAD	26,292,999	USD	20,541,372	03/17/21	(22,463)
MSCI	CHF	262,000	USD	296,219	03/17/21	1,717
MSCI	EUR	28,748,063	USD	35,039,736	03/17/21	119,195
MSCI	EUR	1,751,578	USD	2,122,088	03/17/21	(5,570)
MSCI	GBP	19,164,336	USD	25,851,228	03/17/21	(412,895)
MSCI	GBP	1,065,458	USD	1,462,138	03/17/21	1,960
MSCI	JPY	2,208,041,405	USD	21,316,685	03/17/21	227,491
MSCI	NOK	87,758,763	USD	10,164,135	03/17/21	(80,915)
MSCI	NOK	88,940,554	USD	10,466,830	03/17/21	83,815
MSCI	NZD	11,885,980	USD	8,440,551	03/17/21	(100,781)
MSCI	NZD	491,332	USD	353,925	03/17/21	851
MSCI	SEK	60,300,480	USD	7,148,254	03/17/21	(71,292)
MSCI	SEK	210,010,383	USD	25,332,992	03/17/21	189,251
MSCI	SGD	6,354,920	USD	4,769,205	03/17/21	(14,561)
MSCI	SGD	3,528,486	USD	2,658,243	03/17/21	2,119
MSCI	USD	1,362,586	AUD	1,832,183	03/17/21	38,005
MSCI	USD	4,243,593	AUD	5,505,989	03/17/21	(34,600)
MSCI	USD	3,349,755	CAD	4,317,728	03/17/21	27,153
MSCI	USD	17,713,875	CAD	22,532,979	03/17/21	(90,763)
MSCI	USD	136,920	CHF	121,000	03/17/21	(909)
MSCI	USD	22,335,258	EUR	18,283,968	03/17/21	(125,554)
MSCI	USD	1,073,865	EUR	888,544	03/17/21	5,459
MSCI	USD	7,216,596	GBP	5,307,500	03/17/21	57,166
MSCI	USD	826,166	GBP	602,031	03/17/21	(1,101)
MSCI	USD	30,829,908	JPY	3,208,293,093	03/17/21	(187,223)
MSCI	USD	35,461,704	NOK	310,872,927	03/17/21	829,926
MSCI	USD	3,082,184	NOK	26,164,285	03/17/21	(27,737)
MSCI	USD	14,848,195	NZD	20,902,777	03/17/21	172,661
MSCI	USD	4,552,469	NZD	6,285,463	03/17/21	(35,699)
MSCI	USD	15,349,072	SEK	129,291,197	03/17/21	130,469

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	12,978,568	SEK	106,937,657	03/17/21	$(175,330)
MSCI	USD	4,325,862	SGD	5,781,991	03/17/21	26,623
MSCI	USD	5,503,723	SGD	7,286,015	03/17/21	(19,061)
SG	HKD	1,295,000	USD	167,057	03/10/21	24
SG	INR	12,510,846	USD	170,000	03/10/21	(699)
SG	JPY	35,904,655	USD	346,000	03/10/21	3,100
SG	USD	410,000	CLP	301,559,100	03/10/21	584
Net unrealized appreciation (depreciation)						$(505,315)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$172,569,484	$41,852,747	$—	$214,422,231
Preferred stocks		262,204	—	262,204
Investment companies	28,851,832	—	—	28,851,832
Corporate bonds	—	59,572,092	—	59,572,092
Short-term investments	—	123,861,070	—	123,861,070
Short-term U.S. Treasury obligations	—	31,995,643	—	31,995,643
Equity and foreign exchange options purchased	1,448,561	—	—	1,448,561
Futures contracts	654,486	149,578	—	804,064
Swap agreements	—	5,124,009	—	5,124,009
Forward foreign currency contracts	—	3,471,005	—	3,471,005
Total	$203,524,363	$266,288,348	$—	$469,812,711
Liabilities
Investments sold short	$(117,647,311)	$(17,549,312)	$—	$(135,196,623)
Equity options written	(1,662,814)	—	—	(1,662,814)
Futures contracts	(1,235,153)	(12,194)	—	(1,247,347)
Swap agreements	—	(5,482,138)	—	(5,482,138)
Forward foreign currency contracts	—	(3,976,320)	—	(3,976,320)
Total	$(120,545,278)	$(27,019,964)	$—	$(147,565,242)

At January 31, 2021, there were no transfers in or out of Level 3.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2021 (unaudited)

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $39,611,188, represented 8.8% of the Portfolio's net assets at period end.

3  Rates shown reflect yield at January 31, 2021.

4  Rate shown is the discount rate at the date of purchase unless otherwise noted.

5  Payments made or received are based on the notional amount.

6  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements

PACE Select Advisors Trust

Glossary of terms used in the Portfolio of investments
January 31, 2021 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BOBL  Bundesobligationen

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Interbank Average Rate

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2020 to January 31, 2021.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2020	Ending account value January 31, 2021	Expenses paid during period[1] 08/01/20 to 01/31/21	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,000.10	$0.71	0.14%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.14
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,015.90	5.03	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
Class Y	Actual	1,000.00	1,017.20	3.76	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.47	3.77	0.74
Class P	Actual	1,000.00	1,018.00	3.76	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.47	3.77	0.74
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	994.20	4.57	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
Class Y	Actual	1,000.00	995.40	3.32	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.36	0.66
Class P	Actual	1,000.00	995.40	3.32	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.36	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,005.20	4.75	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.47	4.79	0.94
Class Y	Actual	1,000.00	1,006.50	3.49	0.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.73	3.52	0.69
Class P	Actual	1,000.00	1,006.50	3.49	0.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.73	3.52	0.69
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,021.20	4.18	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class Y	Actual	1,000.00	1,022.50	2.85	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.38	2.85	0.57
Class P	Actual	1,000.00	1,022.50	2.91	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.91	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,027.30	5.26	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.24	1.03
Class Y	Actual	1,000.00	1,028.70	4.45	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
Class P	Actual	1,000.00	1,028.60	4.30	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28	0.84

PACE Select Advisors Trust

		Beginning account value August 1, 2020	Ending account value January 31, 2021	Expenses paid during period[1] 08/01/20 to 01/31/21	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,095.10	$5.60	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class Y	Actual	1,000.00	1,096.00	4.65	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
Class P	Actual	1,000.00	1,096.50	4.81	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,186.90	7.94	1.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.32	1.44
Class Y	Actual	1,000.00	1,188.50	6.62	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,189.10	6.62	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,143.80	6.11	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
Class Y	Actual	1,000.00	1,145.00	4.76	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
Class P	Actual	1,000.00	1,144.80	4.76	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,327.30	7.10	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	6.16	1.21
Class Y	Actual	1,000.00	1,328.10	6.10	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04
Class P	Actual	1,000.00	1,328.50	6.10	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,333.80	7.00	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	6.06	1.19
Class Y	Actual	1,000.00	1,334.60	6.36	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.50	1.08
Class P	Actual	1,000.00	1,334.70	6.18	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35	1.05
PACE International Equity Investments
Class A	Actual	1,000.00	1,183.60	8.53	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	7.88	1.55
Class Y	Actual	1,000.00	1,185.60	7.16	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.61	1.30
Class P	Actual	1,000.00	1,185.00	7.16	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.61	1.30

PACE Select Advisors Trust

		Beginning account value August 1, 2020	Ending account value January 31, 2021	Expenses paid during period[1] 08/01/20 to 01/31/21	Expense ratio during the period
PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,235.30	$8.73	1.55%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	7.88	1.55
Class Y	Actual	1,000.00	1,237.00	7.33	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.61	1.30
Class P	Actual	1,000.00	1,236.80	7.33	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.61	1.30
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,113.10	7.72	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class P	Actual	1,000.00	1,115.50	6.40	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,044.60	13.91	2.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.59	13.69	2.70
Class Y	Actual	1,000.00	1,045.50	12.68	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.80	12.48	2.46
Class P	Actual	1,000.00	1,045.60	12.68	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.80	12.48	2.46

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2021 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at cost
Investments	$238,064,259	$620,608,052	$347,787,366	$712,645,697
Repurchase agreements	40,856,000	2,100,000	—	—
Foreign currency	—	—	121,065	1,353,852
Investments, at value
Investments[1]	$238,064,259	$631,196,642	$359,619,834	$752,068,834
Repurchase agreements	40,856,000	2,100,000	—	—
Foreign currency	—	—	121,440	1,362,060
Cash	437,540	—	135,958	29,224
Cash collateral on futures	—	—	452,615	18,000
Cash collateral on swap agreements	—	—	763,120	1,180,000
Cash collateral for forward foreign currency contracts	—	—	228,000	—
Due from broker	—	—	—	461,203
Receivable for investments sold	—	—	5,224,185	522,437
Receivable for investments sold short	—	127,427,174	18,351,860	20,360,812
Receivable for when issued TBA securities	—	319,114,243	22,393,648	104,945,632
Receivable for fund shares sold	1,121,112	286,265	252,009	913,734
Receivable for interest	17,047	1,021,643	1,756,687	5,474,370
Receivable for foreign tax reclaims	—	—	2,307	—
Receivable from affiliate	76,074	—	—	—
Receivable for variation margin on futures contracts	—	229,710	342,377	620,953
Receivable for variation margin on centrally cleared swap agreements	—	207,118	73,038	471,742
OTC swap agreements, at value[2]	—	—	8,607	34,101
Unrealized appreciation on forward foreign currency contracts	—	—	221,724	350,805
Other assets	28,451	33,445	28,443	34,118
Total assets	280,600,483	1,081,616,240	409,975,852	888,848,025
Liabilities:
Investments sold short, at value (proceeds—$0; $84,776,263; $18,336,618; $19,843,879; $0; $0 and $0, respectively)	—	84,959,728	18,394,695	19,844,186
Reverse repurchase agreements, at value (cost—$40,856,000; $31,012,482; $0; $1,633,600; $0; $0 and $0, respectively)	—	31,012,482	—	1,633,600
Options and swaptions written, at value (premiums received $0; $194,180; $1,896,810; $15,969; $0; $0 and $0, respectively)	—	77,918	1,697,826	2,010
Due to broker	—	1,382,616	404,218	1,339,159
Payable for cash collateral from securities loaned	—	—	2,827,978	10,355,140
Payable for investments purchased	—	4,003,197	3,736,954	5,144,882
Payable for when issued TBA securities	—	636,361,621	55,821,753	142,836,202
Payable for fund shares redeemed	1,900,383	233,080	209,547	583,503
Payable for dividend and interest expense on investments sold short	—	2,340	19,720	—
Dividends payable to shareholders	1,329	—	—	—
Payable to affiliate	—	125,849	45,888	309,161
Payable to custodian	—	51,372	949	50,105
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	—
Payable for treasury roll transactions	—	—	—	12,743,112
Deferred payable for treasury roll transactions	—	—	—	10,619
Payable for variation margin on futures contracts	—	—	—	457,651
OTC swap agreements, at value[2]	—	2,371	—	39,198
Unrealized depreciation on forward foreign currency contracts	—	—	11,099	464,178
Accrued expenses and other liabilities	583,012	215,173	207,338	250,090
Total liabilities	2,484,724	758,427,747	83,377,965	196,062,796
Net assets	$278,115,759	$323,188,493	$326,597,887	$692,785,229

1  Includes $0; $0; $2,769,859; $17,870,983; $0; $1,326,433 and $6,513,030, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments was $2,711. Net upfront payment made by PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $5,888, and $498,571, respectively.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at cost
Investments	$289,330,143	$313,169,716	$273,653,909
Repurchase agreements	—	—	—
Foreign currency	—	1,730,144	1,036,560
Investments, at value
Investments[1]	$314,822,760	$324,305,753	$279,827,475
Repurchase agreements	—	—	—
Foreign currency	—	1,729,485	1,044,687
Cash	—	—	139,442
Cash collateral on futures	—	1,486,519	—
Cash collateral on swap agreements	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	—	2,923,774
Receivable for investments sold short	—	—	—
Receivable for when issued TBA securities	—	—	—
Receivable for fund shares sold	177,412	125,297	107,631
Receivable for interest	2,945,162	1,605,995	4,256,059
Receivable for foreign tax reclaims	—	12,040	2,330
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	—	205,362	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	449,737	614,511
Other assets	27,565	29,674	39,305
Total assets	317,972,899	329,949,862	288,955,214
Liabilities:
Investments sold short, at value (proceeds—$0; $84,776,263; $18,336,618; $19,843,879; $0; $0 and $0, respectively)	—	—	—
Reverse repurchase agreements, at value (cost—$40,856,000; $31,012,482; $0; $1,633,600; $0; $0 and $0, respectively)	—	—	—
Options and swaptions written, at value (premiums received $0; $194,180; $1,896,810; $15,969; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable for cash collateral from securities loaned	—	1,360,235	6,231,925
Payable for investments purchased	—	—	4,901,114
Payable for when issued TBA securities	—	—	—
Payable for fund shares redeemed	286,922	233,572	197,792
Payable for dividend and interest expense on investments sold short	—	—	—
Dividends payable to shareholders	—	—	—
Payable to affiliate	126,968	152,084	146,163
Payable to custodian	42,313	14,267	44,361
Payable for foreign withholding taxes and foreign capital gains taxes	—	11,813	274
Payable for treasury roll transactions	—	—	—
Deferred payable for treasury roll transactions	—	—	—
Payable for variation margin on futures contracts	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	569,962	50,562
Accrued expenses and other liabilities	109,239	250,312	192,630
Total liabilities	565,442	2,592,245	11,764,821
Net assets	$317,407,457	$327,357,617	$277,190,393

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2021 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$278,117,322	$333,225,807	$309,891,348	$671,160,801
Distributable earnings (losses)	(1,563)	(10,037,314)	16,706,539	21,624,428
Net assets	$278,115,759	$323,188,493	$326,597,887	$692,785,229
Class A
Net assets	$—	$30,566,274	$12,732,519	$17,875,054
Shares outstanding	—	2,342,215	989,426	1,242,120
Net asset value per share	$—	$13.05	$12.87	$14.39
Maximum offering price per share	$—	$13.56	$13.37	$14.95
Class Y
Net assets	$—	$13,649,522	$248,064	$1,091,147
Shares outstanding	—	1,045,701	19,276	75,985
Net asset value, offering price and redemption value per share[3]	$—	$13.05	$12.87	$14.36
Class P
Net assets	$278,115,759	$278,972,697	$313,617,304	$673,819,028
Shares outstanding	278,116,132	21,367,590	24,362,872	46,854,538
Net asset value, offering price and redemption value per share[3]	$1.00	$13.06	$12.87	$14.38

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

*  Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments		PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$290,990,026		$312,659,188	$287,004,660
Distributable earnings (losses)	26,417,431		14,698,429	(9,814,267)
Net assets	$317,407,457		$327,357,617	$277,190,393
Class A
Net assets	$39,269,111		$27,861,028	$7,561,212
Shares outstanding	2,912,635		2,628,212	765,010
Net asset value per share	$13.48		$10.60	$9.88
Maximum offering price per share	$13.79		$11.01	$10.26
Class Y
Net assets	$3,982		$1,886,182	$621,945
Shares outstanding	295		179,139	62,613
Net asset value, offering price and redemption value per share[3]	$13.49	*	$10.53	$9.93
Class P
Net assets	$278,134,364		$297,610,407	$269,007,236
Shares outstanding	20,616,183		28,134,255	27,222,595
Net asset value, offering price and redemption value per share[3]	$13.49		$10.58	$9.88

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2021 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$973,449,468	$741,230,966	$354,132,119	$355,234,301
Foreign currency	—	—	—	—
Investments, at value
Investments[1]	$1,074,817,654	$1,182,565,282	$463,836,183	$509,301,030
Foreign currency	—	—	—	—
Cash	685,751	—	—	—
Cash collateral on options	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Due from broker	—	—	—	—
Receivable for investments sold	7,002,585	—	2,713,839	6,581,212
Receivable for investments sold short	—	—	—	—
Receivable for fund shares sold	397,269	261,588	325,567	104,721
Receivable for dividends and interest	1,191,715	364,438	154,840	47,476
Receivable for foreign tax reclaims	20,098	37,390	13,990	—
OTC swap agreements, at value[2]	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Other assets	32,948	33,658	27,614	27,737
Total assets	1,084,148,020	1,183,262,356	467,072,033	516,062,176
Liabilities:
Investments sold short, at value (proceeds—$85,965,510; $0; $0; $0; $113,884,969; $0; $0 and $122,054,195, respectively)	97,731,384	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,944,198, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for cash collateral from securities loaned	1,601,257	—	15,131,865	16,659,548
Payable for investments purchased	5,381,921	124,653	2,806,395	3,111,785
Payable for fund shares redeemed	947,830	1,218,258	435,812	582,989
Payable for dividend and interest expense on investments sold short	29,522	—	—	—
Payable to affiliate	659,565	798,491	327,892	352,792
Payable to custodian	106,091	137,094	58,751	50,425
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	995	—
Payable for variation margin on futures contracts	—	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—	—
OTC swap agreements, at value[2]	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Accrued expenses and other liabilities	385,429	295,693	247,793	245,992
Total liabilities	106,842,999	2,574,189	19,009,503	21,003,531
Net assets	$977,305,021	$1,180,688,167	$448,062,530	$495,058,645

1  Includes $3,022,716; $2,825,048; $16,616,495; $28,400,893; $10,663,813; $486,939; $3,518,701 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payment made by PACE Alternative Strategies Investments was $358,866.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$921,560,552	$321,113,652	$92,926,850	$433,611,989
Foreign currency	273,739	909,308	—	2,021,575
Investments, at value
Investments[1]	$1,086,716,990	$413,297,880	$95,874,131	$460,413,633
Foreign currency	274,064	910,273	—	2,032,463
Cash	—	152,940	—	—
Cash collateral on options	—	—	—	11,931,395
Cash collateral on futures	—	—	—	2,630,828
Cash collateral on swap agreements	—	—	—	17,067,323
Cash collateral on investments sold short	—	—	—	93,435,797
Cash collateral for forward foreign currency contracts	—	—	—	3,020,000
Due from broker	—	—	—	551,289
Receivable for investments sold	380,097	1,874,324	151,070	21,181,612
Receivable for investments sold short	—	—	—	8,957,378
Receivable for fund shares sold	416,062	102,397	85,596	285,986
Receivable for dividends and interest	1,202,745	762,355	210,628	426,807
Receivable for foreign tax reclaims	5,096,347	9,437	5,880	176,458
OTC swap agreements, at value[2]	—	—	—	4,095,208
Unrealized appreciation on forward foreign currency contracts	—	—	—	3,471,005
Other assets	32,985	27,530	18,413	40,673
Total assets	1,094,119,290	417,137,136	96,345,718	629,717,855
Liabilities:
Investments sold short, at value (proceeds—$85,965,510; $0; $0; $0; $113,884,969; $0; $0 and $122,054,195, respectively)	129,271,311	—	—	135,196,623
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,944,198, respectively)	—	—	—	1,662,814
Due to broker	—	—	—	38,989
Payable for cash collateral from securities loaned	969,531	514,668	1,997,453	—
Payable for investments purchased	1,305,669	2,965,677	202,678	31,763,682
Payable for fund shares redeemed	798,503	488,877	162,730	583,869
Payable for dividend and interest expense on investments sold short	128,014	—	—	624,220
Payable to affiliate	741,866	368,697	28,107	451,441
Payable to custodian	78,190	76,735	37,111	—
Payable for foreign withholding taxes and foreign capital gains taxes	216,669	161,099	51,141	9,795
Payable for variation margin on futures contracts	—	—	—	442,443
Payable for variation margin on centrally cleared swap agreements	—	—	—	102,264
OTC swap agreements, at value[2]	—	—	—	5,479,730
Unrealized depreciation on forward foreign currency contracts	—	—	—	3,976,320
Accrued expenses and other liabilities	435,629	284,395	253,569	339,455
Total liabilities	133,945,382	4,860,148	2,732,789	180,671,645
Net assets	$960,173,908	$412,276,988	$93,612,929	$449,046,210

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2021 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$876,118,845	$658,707,588	$332,630,269	$302,220,622
Distributable earnings (losses)	101,186,176	521,980,579	115,432,261	192,838,023
Net assets	$977,305,021	$1,180,688,167	$448,062,530	$495,058,645
Class A
Net assets	$90,459,327	$57,926,607	$16,851,742	$30,142,199
Shares outstanding	4,315,013	2,320,635	755,586	1,532,808
Net asset value per share	$20.96	$24.96	$22.30	$19.66
Maximum offering price per share	$22.18	$26.41	$23.60	$20.80
Class Y
Net assets	$14,959,548	$21,383,818	$130,248	$37,785
Shares outstanding	712,674	793,200	5,576	1,686
Net asset value, offering price and redemption value per share[3]	$20.99	$26.96	$23.36	$22.41
Class P
Net assets	$871,886,146	$1,101,377,742	$431,080,540	$464,878,661
Shares outstanding	41,759,415	41,385,213	18,711,484	21,350,721
Net asset value, offering price and redemption value per share[3]	$20.88	$26.61	$23.04	$21.77
3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$831,316,934	$327,452,887	$111,245,051	$437,335,264
Distributable earnings (losses)	128,856,974	84,824,101	(17,632,122)	11,710,946
Net assets	$960,173,908	$412,276,988	$93,612,929	$449,046,210
Class A
Net assets	$26,583,490	$5,247,274	$318,496	$6,089,412
Shares outstanding	1,550,623	310,790	47,798	553,345
Net asset value per share	$17.14	$16.88	$6.66	$11.00
Maximum offering price per share	$18.14	$17.86	$7.05	$11.64
Class Y
Net assets	$12,409,274	$6,678,667	$—	$424,606
Shares outstanding	727,893	392,097	—	38,620
Net asset value, offering price and redemption value per share[3]	$17.05	$17.03	$—	$10.99
Class P
Net assets	$921,181,144	$400,351,047	$93,294,433	$442,532,192
Shares outstanding	54,174,311	23,628,538	14,608,053	40,423,028
Net asset value, offering price and redemption value per share[3]	$17.00	$16.94	$6.39	$10.95

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2021 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$79,097
Interest	237,936	3,687,783	3,386,742	11,057,543
Securities lending	—	—	4,494	15,382
Foreign tax withheld	—	(680)	(3)	500
Total income	237,936	3,687,103	3,391,233	11,152,522
Expenses:
Investment management and administration fees	393,434	1,055,589	901,397	2,157,608
Service fees–Class A	—	38,940	16,523	23,242
Transfer agency and related services fees	473,173	269,367	234,682	307,414
Custody and fund accounting fees	6,577	63,226	90,594	85,650
Trustees fees	9,670	10,536	10,533	12,369
Professional services fees	67,785	89,943	84,647	92,615
Printing and shareholder report fees	32,952	22,041	18,139	20,433
Federal and state registration fees	30,693	23,645	24,129	24,042
Insurance expense	673	1,499	1,228	2,731
Interest expense	—	38,979	—	40,877
Other expenses	28,231	26,462	44,563	44,653
Total expenses	1,043,188	1,640,227	1,426,435	2,811,634
Fee waivers and/or expense reimbursements by investment manager and administrator	(821,019)	(371,216)	(303,245)	(344,949)
Net expenses	222,169	1,269,011	1,123,190	2,466,685
Net investment income (loss)	15,767	2,418,092	2,268,043	8,685,837
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	—	1,949,461	16,232,473	8,649,730
Securities sold short	—	(630,972)	(8,468,826)	(756,936)
Options and swaptions written	—	649,973	795,016	190,405
Futures contracts	—	173,532	249,587	277,274
Swap agreements	—	633,081	(1,087,185)	1,035,847
Forward foreign currency contracts	—	—	(1,909,769)	(3,208,171)
Foreign currency transactions	—	—	103,074	387,664
Net realized gain (loss)	—	2,775,075	5,914,370	6,575,813
Change in net unrealized appreciation (depreciation) on:
Investments	—	(139,957)	(13,172,216)	(12,278,182)
Investments sold short	—	(163,240)	3,248	(307)
Options and swaptions written	—	(154,909)	581,052	(70,922)
Futures contracts	—	483,808	595,043	(349,716)
Swap agreements	—	450,761	896,741	307,248
Forward foreign currency contracts	—	—	1,385,743	1,640,228
Translation of other assets and liabilities denominated in foreign currency	—	—	(10,643)	(50,990)
Net change in unrealized appreciation (depreciation)	—	476,463	(9,721,032)	(10,802,641)
Net realized and unrealized gain (loss)	—	3,251,538	(3,806,662)	(4,226,828)
Net increase (decrease) in net assets resulting from operations	$15,767	$5,669,630	$(1,538,619)	$4,459,009

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$—
Interest	4,505,844	3,269,857	8,553,214
Securities lending	—	2,646	12,099
Foreign tax withheld	—	(14,450)	(456)
Total income	4,505,844	3,258,053	8,564,857
Expenses:
Investment management and administration fees	863,623	1,241,605	1,094,228
Service fees–Class A	49,856	35,788	9,379
Transfer agency and related services fees	50,289	275,777	226,858
Custody and fund accounting fees	17,542	79,236	26,159
Trustees fees	10,469	10,498	10,397
Professional services fees	71,722	91,717	74,657
Printing and shareholder report fees	9,094	24,992	15,743
Federal and state registration fees	24,387	23,263	25,837
Insurance expense	1,155	1,198	1,027
Interest expense	—	—	—
Other expenses	23,477	30,171	41,279
Total expenses	1,121,614	1,814,245	1,525,564
Fee waivers and/or expense reimbursements by investment manager and administrator	(159,064)	(396,163)	(275,342)
Net expenses	962,550	1,418,082	1,250,222
Net investment income (loss)	3,543,294	1,839,971	7,314,635
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	578,158	10,391,430	1,698,138
Securities sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	(298,191)	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	4,336,186	(5,646,986)
Foreign currency transactions	—	83,482	1,227,987
Net realized gain (loss)	578,158	14,512,907	(2,720,861)
Change in net unrealized appreciation (depreciation) on:
Investments	2,919,622	(5,634,057)	16,885,143
Investments sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	888,735	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(2,403,380)	3,029,153
Translation of other assets and liabilities denominated in foreign currency	—	(17,671)	(16,962)
Net change in unrealized appreciation (depreciation)	2,919,622	(7,166,373)	19,897,334
Net realized and unrealized gain (loss)	3,497,780	7,346,534	17,176,473
Net increase (decrease) in net assets resulting from operations	$7,041,074	$9,186,505	$24,491,108

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2021 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends	$12,844,885	$2,996,613	$3,686,528	$1,067,228
Interest	2,105	5,305	1,719	766
Securities lending	19,217	9,675	41,778	92,813
Foreign tax withheld	(17,220)	(38,127)	(24,071)	(5,480)
Total income	12,848,987	2,973,466	3,705,954	1,155,327
Expenses:
Investment management and administration fees	3,548,509	4,660,464	1,597,567	1,772,306
Service fees–Class A	108,407	72,530	18,493	33,249
Transfer agency and related services fees	337,100	346,573	323,718	324,004
Custody and fund accounting fees	59,380	69,923	26,141	34,413
Trustees fees	13,300	14,359	10,648	10,836
Professional services fees	77,605	144,636	71,318	72,657
Printing and shareholder report fees	33,451	26,551	24,956	30,306
Federal and state registration fees	23,878	23,919	23,191	23,014
Insurance expense	3,920	4,123	1,487	1,506
Interest expense	390	714	—	334
Dividend expense	1,447,481	—	—	—
Other expenses	53,085	98,571	24,432	32,705
Total expenses	5,706,506	5,462,363	2,121,951	2,335,330
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(142,982)	(32,355)	(36)
Net expenses	5,706,506	5,319,381	2,089,596	2,335,294
Net investment income (loss)	7,142,481	(2,345,915)	1,616,358	(1,179,967)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	91,116,380	144,027,938	32,246,606	54,865,522
Securities sold short	(23,750,178)	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(33)	—	1,764	—
Net realized gain (loss)	67,366,169	144,027,938	32,248,370	54,865,522
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $0; $0 and $(2,277), respectively)	79,591,076	19,630,590	79,747,750	75,383,720
Investments sold short	5,172,812	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	(19)	—
Net change in unrealized appreciation (depreciation)	84,763,888	19,630,590	79,747,731	75,383,720
Net realized and unrealized gain (loss)	152,130,057	163,658,528	111,996,101	130,249,242
Net increase (decrease) in net assets resulting from operations	$159,272,538	$161,312,613	$113,612,459	$129,069,275

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$9,700,471	$2,524,847	$1,394,974	$2,344,640
Interest	1,851	22,898	12	615,583
Securities lending	75,126	4,919	17,264	—
Foreign tax withheld	(781,872)	(339,811)	(57,740)	(75,625)
Total income	8,995,576	2,212,853	1,354,510	2,884,598
Expenses:
Investment management and administration fees	4,101,825	2,108,188	367,732	3,204,770
Service fees–Class A	31,836	6,203	400	7,954
Transfer agency and related services fees	331,925	296,567	231,216	158,951
Custody and fund accounting fees	143,675	154,657	40,772	285,124
Trustees fees	13,104	10,550	9,372	11,155
Professional services fees	101,398	112,176	78,748	157,684
Printing and shareholder report fees	29,374	23,867	15,911	31,217
Federal and state registration fees	23,904	23,179	15,970	23,650
Insurance expense	3,531	1,383	456	1,991
Interest expense	224	768	46	1,098
Dividend expense	1,391,542	—	—	1,888,378
Other expenses	49,450	41,567	27,030	65,708
Total expenses	6,221,788	2,779,105	787,653	5,837,680
Fee waivers and/or expense reimbursements by investment manager and administrator	(182,344)	(280,640)	(235,609)	(208,982)
Net expenses	6,039,444	2,498,465	552,044	5,628,698
Net investment income (loss)	2,956,132	(285,612)	802,466	(2,744,100)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	45,101,798	46,140,273	1,329,586	72,788,078
Securities sold short	(2,173,072)	—	—	(28,683,870)
Options and swaptions written	—	—	—	(5,682,940)
Futures contracts	—	—	—	(3,881,062)
Swap agreements	—	—	—	(9,818,130)
Forward foreign currency contracts	(7,725)	—	—	1,590,548
Foreign currency transactions	37,179	(144,346)	(4,845)	(90,663)
Net realized gain (loss)	42,958,180	45,995,927	1,324,741	26,221,961
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $0; $0 and $(2,277), respectively)	129,418,548	35,418,620	7,723,090	5,658,925
Investments sold short	(21,104,250)	—	—	(11,800,067)
Options and swaptions written	—	—	—	(185,696)
Futures contracts	—	—	—	(1,424,936)
Swap agreements	—	—	—	3,844,341
Forward foreign currency contracts	—	—	—	(2,597,170)
Translation of other assets and liabilities denominated in foreign currency	155,570	284,558	(3,935)	3,112,640
Net change in unrealized appreciation (depreciation)	108,469,868	35,703,178	7,719,155	(3,391,963)
Net realized and unrealized gain (loss)	151,428,048	81,699,105	9,043,896	22,829,998
Net increase (decrease) in net assets resulting from operations	$154,384,180	$81,413,493	$9,846,362	$20,085,898

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020
From operations:
Net investment income (loss)	$15,767	$1,609,056	$2,418,092	$7,768,941	$2,268,043	$7,106,015
Net realized gain (loss)	—	—	2,775,075	6,812,054	5,914,370	11,782,655
Net change in unrealized appreciation (depreciation)	—	—	476,463	5,969,466	(9,721,032)	13,099,709
Net increase (decrease) in net assets resulting from operations	15,767	1,609,056	5,669,630	20,550,461	(1,538,619)	31,988,379
Total distributions–Class A	—	—	(462,581)	(1,004,518)	(407,184)	(271,893)
Total distributions–Class Y	—	—	(235,262)	(667,873)	(8,182)	(7,184)
Total distributions–Class P	(15,767)	(1,609,056)	(4,594,884)	(9,892,444)	(10,323,170)	(7,543,874)
Total distributions	(15,767)	(1,609,056)	(5,292,727)	(11,564,835)	(10,738,536)	(7,822,951)
From beneficial interest transactions:
Proceeds from shares sold	148,799,015	616,957,497	23,270,357	43,911,461	17,974,883	37,563,856
Cost of shares redeemed	(186,797,919)	(487,035,778)	(33,530,944)	(96,976,344)	(26,540,338)	(79,399,295)
Shares issued on reinvestment of dividends and distributions	11,297	1,579,719	4,742,302	10,441,434	9,875,370	7,054,164
Net increase (decrease) in net assets from beneficial interest transactions	(37,987,607)	131,501,438	(5,518,285)	(42,623,449)	1,309,915	(34,781,275)
Net increase (decrease) in net assets	(37,987,607)	131,501,438	(5,141,382)	(33,637,823)	(10,967,240)	(10,615,847)
Net assets:
Beginning of period	316,103,366	184,601,928	328,329,875	361,967,698	337,565,127	348,180,974
End of period	$278,115,759	$316,103,366	$323,188,493	$328,329,875	$326,597,887	$337,565,127

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020
From operations:
Net investment income (loss)	$8,685,837	$20,581,351	$3,543,294	$7,588,443
Net realized gain (loss)	6,575,813	23,803,397	578,158	1,509,247
Net change in unrealized appreciation (depreciation)	(10,802,641)	29,480,088	2,919,622	3,037,035
Net increase (decrease) in net assets resulting from operations	4,459,009	73,864,836	7,041,074	12,134,725
Total distributions–Class A	(737,962)	(536,516)	(593,820)	(1,010,621)
Total distributions–Class Y	(45,931)	(41,807)	(64)	(1,726)
Total distributions–Class P	(28,207,493)	(23,157,321)	(4,536,149)	(7,515,389)
Total distributions	(28,991,386)	(23,735,644)	(5,130,033)	(8,527,736)
From beneficial interest transactions:
Proceeds from shares sold	31,158,908	55,865,815	14,756,760	34,307,390
Cost of shares redeemed	(54,572,639)	(158,424,420)	(23,151,111)	(69,883,979)
Shares issued on reinvestment of dividends and distributions	26,978,146	21,691,844	4,354,047	7,191,061
Net increase (decrease) in net assets from beneficial interest transactions	3,564,415	(80,866,761)	(4,040,304)	(28,385,528)
Net increase (decrease) in net assets	(20,967,962)	(30,737,569)	(2,129,263)	(24,778,539)
Net assets:
Beginning of period	713,753,191	744,490,760	319,536,720	344,315,259
End of period	$692,785,229	$713,753,191	$317,407,457	$319,536,720

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020
From operations:
Net investment income (loss)	$1,839,971	$3,612,291	$7,314,635	$15,582,289	$7,142,481	$21,144,188
Net realized gain (loss)	14,512,907	9,499,225	(2,720,861)	(6,943,553)	67,366,169	(37,732,647)
Net change in unrealized appreciation (depreciation)	(7,166,373)	10,831,179	19,897,334	(6,391,940)	84,763,888	(114,809,117)
Net increase (decrease) in net assets resulting from operations	9,186,505	23,942,695	24,491,108	2,246,796	159,272,538	(131,397,576)
Total distributions–Class A	(707,211)	(450,741)	(196,024)	(317,287)	(1,082,191)	(5,895,712)
Total distributions–Class Y	(49,682)	(36,042)	(16,180)	(32,890)	(217,108)	(964,841)
Total distributions–Class P	(7,841,865)	(5,641,491)	(7,207,726)	(16,750,587)	(12,444,560)	(57,764,572)
Total distributions	(8,598,758)	(6,128,274)	(7,419,930)	(17,100,764)	(13,743,859)	(64,625,125)
From beneficial interest transactions:
Proceeds from shares sold	10,231,471	17,941,404	12,135,740	20,352,778	50,219,808	83,077,749
Cost of shares redeemed	(22,873,299)	(70,808,253)	(25,134,247)	(63,060,315)	(86,005,502)	(225,376,440)
Shares issued on reinvestment of dividends and distributions	7,962,084	5,592,944	6,696,917	15,593,860	12,706,808	60,176,778
Net increase (decrease) in net assets from beneficial interest transactions	(4,679,744)	(47,273,905)	(6,301,590)	(27,113,677)	(23,078,886)	(82,121,913)
Net increase (decrease) in net assets	(4,091,997)	(29,459,484)	10,769,588	(41,967,645)	122,449,793	(278,144,614)
Net assets:
Beginning of period	331,449,614	360,909,098	266,420,805	308,388,450	854,855,228	1,132,999,842
End of period	$327,357,617	$331,449,614	$277,190,393	$266,420,805	$977,305,021	$854,855,228

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020
From operations:
Net investment income (loss)	$(2,345,915)	$1,778,713	$1,616,358	$2,434,134
Net realized gain (loss)	144,027,938	204,404,402	32,248,370	(18,545,795)
Net change in unrealized appreciation (depreciation)	19,630,590	54,481,926	79,747,731	(23,649,247)
Net increase (decrease) in net assets resulting from operations	161,312,613	260,665,041	113,612,459	(39,760,908)
Total distributions–Class A	(9,968,468)	(7,086,365)	(77,083)	(112,471)
Total distributions–Class Y	(3,361,479)	(2,366,065)	(730)	(1,544)
Total distributions–Class P	(178,529,295)	(161,282,475)	(2,590,795)	(3,450,140)
Total distributions	(191,859,242)	(170,734,905)	(2,668,608)	(3,564,155)
From beneficial interest transactions:
Proceeds from shares sold	20,749,202	48,670,686	17,643,670	37,452,012
Cost of shares redeemed	(163,430,402)	(347,217,530)	(34,796,412)	(83,949,503)
Shares issued on reinvestment of dividends and distributions	180,829,439	161,015,785	2,469,182	3,298,445
Net increase (decrease) in net assets from beneficial interest transactions	38,148,239	(137,531,059)	(14,683,560)	(43,199,046)
Net increase (decrease) in net assets	7,601,610	(47,600,923)	96,260,291	(86,524,109)
Net assets:
Beginning of period	1,173,086,557	1,220,687,480	351,802,239	438,326,348
End of period	$1,180,688,167	$1,173,086,557	$448,062,530	$351,802,239

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020
From operations:
Net investment income (loss)	$(1,179,967)	$(2,031,721)	$2,956,132	$15,347,557	$(285,612)	$4,057,985
Net realized gain (loss)	54,865,522	22,585,591	42,958,180	(32,591,877)	45,995,927	(9,769,310)
Net change in unrealized appreciation (depreciation)	75,383,720	14,802,629	108,469,868	14,437,755	35,703,178	27,842,320
Net increase (decrease) in net assets resulting from operations	129,069,275	35,356,499	154,384,180	(2,806,565)	81,413,493	22,130,995
Total distributions–Class A	(2,001,171)	(3,576,830)	(293,209)	(642,744)	(47,691)	(39,959)
Total distributions–Class Y	(2,172)	(6,744)	(172,425)	(335,379)	(71,343)	(67,299)
Total distributions–Class P	(28,184,439)	(56,800,533)	(12,507,238)	(26,308,470)	(4,381,438)	(4,028,749)
Total distributions	(30,187,782)	(60,384,107)	(12,972,872)	(27,286,593)	(4,500,472)	(4,136,007)
From beneficial interest transactions:
Proceeds from shares sold	8,064,518	22,443,525	30,788,828	69,829,257	10,600,181	29,516,112
Cost of shares redeemed	(47,715,379)	(105,068,542)	(74,336,723)	(203,050,199)	(35,541,271)	(82,941,672)
Shares issued on reinvestment of dividends and distributions	28,584,286	57,118,726	12,050,762	25,376,653	4,201,916	3,876,013
Net increase (decrease) in net assets from beneficial interest transactions	(11,066,575)	(25,506,291)	(31,497,133)	(107,844,289)	(20,739,174)	(49,549,547)
Net increase (decrease) in net assets	87,814,918	(50,533,899)	109,914,175	(137,937,447)	56,173,847	(31,554,559)
Net assets:
Beginning of period	407,243,727	457,777,626	850,259,733	988,197,180	356,103,141	387,657,700
End of period	$495,058,645	$407,243,727	$960,173,908	$850,259,733	$412,276,988	$356,103,141

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020
From operations:
Net investment income (loss)	$802,466	$2,121,178	$(2,744,100)	$(1,702,867)
Net realized gain (loss)	1,324,741	(11,260,564)	26,221,961	16,928,506
Net change in unrealized appreciation (depreciation)	7,719,155	(9,925,075)	(3,391,963)	3,847,757
Net increase (decrease) in net assets resulting from operations	9,846,362	(19,064,461)	20,085,898	19,073,396
Total distributions–Class A	(8,163)	(17,533)	(292,742)	—
Total distributions–Class Y	—	—	(20,773)	(801)
Total distributions–Class P	(2,638,213)	(6,001,633)	(22,083,642)	(929,309)
Total distributions	(2,646,376)	(6,019,166)	(22,397,157)	(930,110)
From beneficial interest transactions:
Proceeds from shares sold	6,411,594	10,962,652	14,739,039	31,884,494
Cost of shares redeemed	(10,637,568)	(24,961,674)	(41,864,543)	(122,937,832)
Shares issued on reinvestment of dividends and distributions	2,465,994	5,577,573	21,218,568	863,693
Net increase (decrease) in net assets from beneficial interest transactions	(1,759,980)	(8,421,449)	(5,906,936)	(90,189,645)
Net increase (decrease) in net assets	5,440,006	(33,505,076)	(8,218,195)	(72,046,359)
Net assets:
Beginning of period	88,172,923	121,677,999	457,264,405	529,310,764
End of period	$93,612,929	$88,172,923	$449,046,210	$457,264,405

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the period ended January 31, 2021 (unaudited)

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$159,272,538
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(779,901,147)
Purchases to cover investments sold short	(117,100,769)
Proceeds from disposition of long-term investments	853,913,697
Sales of investments sold short	68,319,569
Net purchases from short-term investments	10,460,030
Net realized (gains) from investments in securities	(91,116,380)
Net realized (gains) from investments in sold short	23,750,178
Net change in unrealized appreciation/depreciation of investments in securities	(79,591,076)
Net change in unrealized appreciation/depreciation of investments sold short	(5,172,812)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	2,097,547
Receivable for interest	404,224
Receivable for foreign tax reclaims	212
Other assets	(10,203)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(6,518,976)
Payable to affiliate	169,590
Payable for dividends and interest on investments sold short	(62,084)
Payable to custodian	(22,814)
Accrued expenses and other liabilities	(196,191)
Net cash provided from operating activities	38,695,133
Cash flows from financing activities
Proceeds from borrowings	2,818,507
Payments from borrowings	(2,818,507)
Proceeds from shares sold	50,208,938
Cost of shares repurchased	(87,181,269)
Dividends paid to shareholders	(1,037,051)
Net cash used in financing activities	(38,009,382)
Net increase (decrease) in cash and foreign currency	685,751
Cash and foreign currency, beginning of period	—
Cash and foreign currency, end of period	$685,751
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(12,706,808)
Cash paid during the period for interest	$390

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the period ended January 31, 2021 (unaudited)

PACE International Equity Investments
Cash flows from operating activites
Net increase (decrease) in net assets resulting from operations	$154,384,180
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(313,044,452)
Purchases to cover investments sold short	(64,733,411)
Proceeds from disposition of long-term investments	358,367,038
Sales of investments sold short	56,169,348
Net purchases from short-term investments	8,093,893
Net realized (gains) losses from investments in securities	(45,101,798)
Net realized (gains) losses from investments sold short	2,173,072
Net change in unrealized appreciation/depreciation of investments in securities	(129,418,548)
Net change in unrealized appreciation/depreciation of investments sold short	21,104,250
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	998,289
Receivable for interest and dividends	(528,824)
Receivable for foreign tax reclaims	(148,585)
Other assets	(10,386)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(3,411,356)
Payable for foreign withholding taxes and foreign capital gains taxes	153,847
Payable to affiliate	89,523
Payable for dividends and interest on investments sold short	2,170
Payable to custodian	(39,020)
Accrued expenses and other liabilities	(117,355)
Net cash provided from operating activities	44,981,875
Cash flows from financing activities
Proceeds from borrowings	1,028,205
Payments from borrowings	(1,028,205)
Proceeds from shares sold	30,689,298
Cost of shares repurchased	(75,279,457)
Dividends paid to shareholders	(922,110)
Net cash used in financing activities	(45,512,269)
Net increase (decrease) in cash and foreign currency	(530,394)
Cash and foreign currency, beginning of period	804,458
Cash and foreign currency, end of period	$274,064
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(12,050,762)
Cash paid during the period for interest	$224

See accompanying notes to financial statements.

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UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.008	0.017	0.008	0.001	0.000[1]
Net realized gain (loss)	0.000	—	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]
Net increase (decrease) from operations	0.000[1]	0.008	0.017	0.008	0.001	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Distributions from net realized gains	—	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.76%	1.72%	0.83%	0.11%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.66%[3]	0.75%	0.90%	0.89%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.14%[3]	0.49%	0.60%	0.60%	0.52%	0.26%
Net investment income (loss)	0.01%[3]	0.60%	1.71%	0.82%	0.12%	0.01%
Supplemental data:
Net assets, end of period (000's)	$278,116	$316,103	$184,602	$188,794	$199,585	$182,977

1  Amount represents less than $0.0005 or ($0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported.The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.03	$12.69	$12.34	$12.85	$13.15	$12.96
Net investment income (loss)[1]	0.08	0.26	0.30	0.24	0.17	0.19
Net realized and unrealized gain (loss)	0.14	0.48	0.46	(0.38)	(0.13)	0.29
Net increase (decrease) from operations	0.22	0.74	0.76	(0.14)	0.04	0.48
Dividends from net investment income	(0.20)	(0.40)	(0.41)	(0.37)	(0.34)	(0.29)
Net asset value, end of period	$13.05	$13.03	$12.69	$12.34	$12.85	$13.15
Total investment return[2]	1.59%	6.02%	6.27%	(1.12)%	0.30%	3.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.14%[3]	1.36%	1.38%	1.09%[4]	1.08%	1.07%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.99%[3]	1.20%	1.25%	0.97%[4]	0.97%	0.97%[4]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.97%[3]	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	1.23%[3]	2.02%	2.42%	1.88%	1.33%	1.47%
Supplemental data:
Net assets, end of period (000's)	$30,566	$31,498	$34,380	$30,489	$36,239	$41,260
Portfolio turnover	367%	765%	905%	887%	1,255%	1,383%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.04	$12.69	$12.35	$12.86	$13.16	$12.96
Net investment income (loss)[1]	0.10	0.30	0.33	0.27	0.19	0.23
Net realized and unrealized gain (loss)	0.12	0.48	0.45	(0.38)	(0.12)	0.29
Net increase (decrease) from operations	0.22	0.78	0.78	(0.11)	0.07	0.52
Dividends from net investment income	(0.21)	(0.43)	(0.44)	(0.40)	(0.37)	(0.32)
Net asset value, end of period	$13.05	$13.04	$12.69	$12.35	$12.86	$13.16
Total investment return[2]	1.72%	6.28%	6.44%	(0.87)%	0.63%	4.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.05%[3]	1.23%	1.25%	1.01%[4]	0.99%	0.89%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.74%[3]	0.97%	0.98%	0.72%[4]	0.72%	0.72%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.49%[3]	2.35%	2.66%	2.12%	1.49%	1.73%
Supplemental data:
Net assets, end of period (000's)	$13,650	$15,308	$25,481	$30,542	$45,658	$51,823
Portfolio turnover	367%	765%	905%	887%	1,255%	1,383%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.04	$12.70	$12.35	$12.86	$13.16	$12.96
Net investment income (loss)[1]	0.10	0.29	0.33	0.27	0.21	0.22
Net realized and unrealized gain (loss)	0.13	0.48	0.46	(0.38)	(0.14)	0.30
Net increase (decrease) from operations	0.23	0.77	0.79	(0.11)	0.07	0.52
Dividends from net investment income	(0.21)	(0.43)	(0.44)	(0.40)	(0.37)	(0.32)
Net asset value, end of period	$13.06	$13.04	$12.70	$12.35	$12.86	$13.16
Total investment return[2]	1.80%	6.20%	6.53%	(0.87)%	0.55%	4.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.97%[3]	1.18%	1.22%	0.93%[4]	0.92%	0.91%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.74%[3]	0.95%	1.00%	0.72%[4]	0.72%	0.72%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.49%[3]	2.26%	2.66%	2.14%	1.60%	1.72%
Supplemental data:
Net assets, end of period (000's)	$278,973	$281,524	$302,107	$321,912	$352,789	$405,253
Portfolio turnover	367%	765%	905%	887%	1,255%	1,383%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.36	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.07	0.23	0.30	0.24	0.16	0.16
Net realized and unrealized gain (loss)	(0.15)	0.95	0.56	(0.42)	(0.06)	0.18
Net increase (decrease) from operations	(0.08)	1.18	0.86	(0.18)	0.10	0.34
Dividends from net investment income	(0.10)	(0.26)	(0.32)	(0.26)	(0.17)	(0.17)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.41)	(0.26)	(0.32)	(0.26)	(0.21)	(0.25)
Net asset value, end of period	$12.87	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	(0.58)%	9.61%	7.33%	(1.43)%	0.84%	2.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%[3]	1.04%[4]	1.05%[4]	1.00%[4]	1.01%[4]	1.03%[4]
Expenses after fee waivers and/or expense reimbursements	0.91%[3]	0.91%[4]	0.91%[4]	0.93%[4]	0.93%[4]	0.93%[4]
Net investment income (loss)	1.11%[3]	1.82%	2.52%	1.97%	1.32%	1.31%
Supplemental data:
Net assets, end of period (000's)	$12,733	$13,475	$13,652	$14,254	$16,884	$18,681
Portfolio turnover	176%	403%	511%	537%	437%	284%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.36	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.09	0.26	0.33	0.27	0.19	0.19
Net realized and unrealized gain (loss)	(0.15)	0.95	0.56	(0.42)	(0.05)	0.18
Net increase (decrease) from operations	(0.06)	1.21	0.89	(0.15)	0.14	0.37
Dividends from net investment income	(0.12)	(0.29)	(0.35)	(0.29)	(0.21)	(0.20)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.43)	(0.29)	(0.35)	(0.29)	(0.25)	(0.28)
Net asset value, end of period	$12.87	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	(0.46)%	9.89%	7.60%	(1.20)%	1.09%	3.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.97%[3]	0.87%[4]	0.98%[4]	0.95%[4]	0.93%[4]	0.94%[4]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%[4]	0.66%[4]	0.68%[4]	0.68%[4]	0.68%[4]
Net investment income (loss)	1.36%[3]	2.08%	2.77%	2.23%	1.57%	1.56%
Supplemental data:
Net assets, end of period (000's)	$248	$271	$325	$293	$337	$401
Portfolio turnover	176%	403%	511%	537%	437%	284%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.36	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.09	0.26	0.33	0.27	0.19	0.19
Net realized and unrealized gain (loss)	(0.15)	0.95	0.56	(0.42)	(0.05)	0.18
Net increase (decrease) from operations	(0.06)	1.21	0.89	(0.15)	0.14	0.37
Dividends from net investment income	(0.12)	(0.29)	(0.35)	(0.29)	(0.21)	(0.20)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.43)	(0.29)	(0.35)	(0.29)	(0.25)	(0.28)
Net asset value, end of period	$12.87	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	(0.46)%	9.89%	7.60%	(1.20)%	1.09%	3.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%[3]	0.84%[4]	0.86%[4]	0.81%[4]	0.82%[4]	0.83%[4]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%[4]	0.66%[4]	0.68%[4]	0.68%[4]	0.68%[4]
Net investment income (loss)	1.36%[3]	2.08%	2.77%	2.23%	1.57%	1.56%
Supplemental data:
Net assets, end of period (000's)	$313,617	$323,819	$334,203	$352,865	$374,144	$411,148
Portfolio turnover	176%	403%	511%	537%	437%	284%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.91	$13.91	$13.32	$13.81	$14.21	$13.93
Net investment income (loss)[1]	0.16	0.37	0.40	0.35	0.36	0.37
Net realized and unrealized gain (loss)	(0.08)	1.06	0.61	(0.47)	(0.15)	0.38
Net increase (decrease) from operations	0.08	1.43	1.01	(0.12)	0.21	0.75
Dividends from net investment income	(0.17)	(0.43)	(0.42)	(0.37)	(0.39)	(0.37)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.60)	(0.43)	(0.42)	(0.37)	(0.61)	(0.47)
Net asset value, end of period	$14.39	$14.91	$13.91	$13.32	$13.81	$14.21
Total investment return[2]	0.52%	10.56%	7.69%	(0.89)%	1.61%	5.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.01%[3]	1.35%	1.56%	1.05%	1.12%	1.10%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.94%[3]	1.28%	1.51%	1.01%	1.06%	1.01%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.93%[3]	0.93%	0.96%	0.96%	0.96%	0.95%
Net investment income (loss)	2.22%[3]	2.57%	2.98%	2.57%	2.59%	2.69%
Supplemental data:
Net assets, end of period (000's)	$17,875	$18,980	$18,074	$13,652	$13,605	$13,480
Portfolio turnover	95%	248%	308%	243%	212%	133%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.88	$13.88	$13.29	$13.79	$14.19	$13.91
Net investment income (loss)[1]	0.18	0.40	0.43	0.38	0.39	0.39
Net realized and unrealized gain (loss)	(0.09)	1.06	0.62	(0.48)	(0.15)	0.38
Net increase (decrease) from operations	0.09	1.46	1.05	(0.10)	0.24	0.77
Dividends from net investment income	(0.18)	(0.46)	(0.46)	(0.40)	(0.42)	(0.39)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.61)	(0.46)	(0.46)	(0.40)	(0.64)	(0.49)
Net asset value, end of period	$14.36	$14.88	$13.88	$13.29	$13.79	$14.19
Total investment return[2]	0.65%	10.78%	8.05%	(0.71)%	1.87%	5.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.88%[3]	1.30%	1.42%	0.93%	1.03%	0.97%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.69%[3]	1.03%	1.24%	0.76%	0.81%	0.87%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%[3]	0.68%	0.71%	0.71%	0.71%	0.81%
Net investment income (loss)	2.46%[3]	2.83%	3.24%	2.81%	2.84%	2.82%
Supplemental data:
Net assets, end of period (000's)	$1,091	$1,110	$1,364	$1,370	$1,599	$2,283
Portfolio turnover	95%	248%	308%	243%	212%	133%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.90	$13.90	$13.31	$13.81	$14.20	$13.92
Net investment income (loss)[1]	0.18	0.40	0.44	0.38	0.39	0.40
Net realized and unrealized gain (loss)	(0.09)	1.06	0.61	(0.48)	(0.14)	0.38
Net increase (decrease) from operations	0.09	1.46	1.05	(0.10)	0.25	0.78
Dividends from net investment income	(0.18)	(0.46)	(0.46)	(0.40)	(0.42)	(0.40)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.61)	(0.46)	(0.46)	(0.40)	(0.64)	(0.50)
Net asset value, end of period	$14.38	$14.90	$13.90	$13.31	$13.81	$14.20
Total investment return[2]	0.65%	10.76%	8.04%	(0.71)%	1.94%	5.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.79%[3]	1.13%	1.32%	0.84%	0.90%	0.88%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.69%[3]	1.03%	1.23%	0.76%	0.81%	0.79%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%[3]	0.68%	0.71%	0.71%	0.71%	0.72%
Net investment income (loss)	2.46%[3]	2.83%	3.25%	2.82%	2.84%	2.92%
Supplemental data:
Net assets, end of period (000's)	$673,819	$693,664	$725,052	$758,303	$808,009	$856,301
Portfolio turnover	95%	248%	308%	243%	212%	133%

3  Annualized.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.40	$13.23	$12.73	$13.08	$13.55	$13.14
Net investment income (loss)[1]	0.12	0.27	0.34	0.33	0.32	0.33
Net realized and unrealized gain (loss)	0.16	0.20	0.53	(0.32)	(0.37)	0.48
Net increase (decrease) from operations	0.28	0.47	0.87	0.01	(0.05)	0.81
Dividends from net investment income	(0.12)	(0.25)	(0.34)	(0.34)	(0.32)	(0.33)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.20)	(0.30)	(0.37)	(0.36)	(0.42)	(0.40)
Net asset value, end of period	$13.48	$13.40	$13.23	$12.73	$13.08	$13.55
Total investment return[2]	2.12%	3.66%	6.92%	0.03%	(0.29)%	6.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.92%	0.92%	0.91%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%[3]	0.82%	0.82%	0.82%	0.85%	0.85%
Net investment income (loss)	1.82%[3]	2.07%	2.62%	2.58%	2.47%	2.49%
Supplemental data:
Net assets, end of period (000's)	$39,269	$40,355	$45,403	$38,714	$46,784	$51,397
Portfolio turnover	4%	10%	21%	19%	14%	15%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.41	$13.23	$12.74	$13.08	$13.56	$13.15
Net investment income (loss)[1]	0.14	0.30	0.37	0.37	0.35	0.36
Net realized and unrealized gain (loss)	0.16	0.22	0.52	(0.32)	(0.38)	0.48
Net increase (decrease) from operations	0.30	0.52	0.89	0.05	(0.03)	0.84
Dividends from net investment income	(0.14)	(0.29)	(0.37)	(0.37)	(0.35)	(0.36)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.22)	(0.34)	(0.40)	(0.39)	(0.45)	(0.43)
Net asset value, end of period	$13.49	$13.41	$13.23	$12.74	$13.08	$13.56
Total investment return[2]	2.25%	4.00%	7.10%	0.34%	(0.16)%	6.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.67%[3]	0.73%	0.73%	0.71%	0.71%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.57%	0.57%	0.64%	0.65%
Net investment income (loss)	2.08%[3]	2.31%	2.87%	2.83%	2.67%	2.69%
Supplemental data:
Net assets, end of period (000's)	$4	$4	$68	$65	$91	$70
Portfolio turnover	4%	10%	21%	19%	14%	15%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.41	$13.24	$12.74	$13.08	$13.56	$13.15
Net investment income (loss)[1]	0.14	0.30	0.37	0.37	0.35	0.36
Net realized and unrealized gain (loss)	0.16	0.21	0.53	(0.32)	(0.38)	0.49
Net increase (decrease) from operations	0.30	0.51	0.90	0.05	(0.03)	0.85
Dividends from net investment income	(0.14)	(0.29)	(0.37)	(0.37)	(0.35)	(0.37)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.22)	(0.34)	(0.40)	(0.39)	(0.45)	(0.44)
Net asset value, end of period	$13.49	$13.41	$13.24	$12.74	$13.08	$13.56
Total investment return[2]	2.25%	3.92%	7.18%	0.34%	(0.13)%	6.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%[3]	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.57%	0.57%	0.61%	0.60%
Net investment income (loss)	2.07%[3]	2.30%	2.87%	2.84%	2.71%	2.73%
Supplemental data:
Net assets, end of period (000's)	$278,134	$279,178	$298,844	$309,878	$323,715	$350,137
Portfolio turnover	4%	10%	21%	19%	14%	15%

3  Annualized.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.58	$10.01	$9.73	$10.04	$10.79	$9.94
Net investment income (loss)[1]	0.05	0.09	0.11	0.09	0.11	0.14
Net realized and unrealized gain (loss)	0.24	0.64	0.32	(0.26)	(0.61)	1.00
Net increase (decrease) from operations	0.29	0.73	0.43	(0.17)	(0.50)	1.14
Dividends from net investment income	(0.07)	(0.16)	(0.15)	—	(0.18)	(0.29)
Distributions from net realized gains	(0.20)	—	—	—	—	—
Return of capital	—	—	—	(0.14)	(0.07)	—
Total dividends and return of capital	(0.27)	(0.16)	(0.15)	(0.14)	(0.25)	(0.29)
Net asset value, end of period	$10.60	$10.58	$10.01	$9.73	$10.04	$10.79
Total investment return[2]	2.73%	7.36%	4.48%	(1.72)%	(4.59)%	11.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.26%[3]	1.27%	1.26%[4]	1.27%[4]	1.29%[4]	1.28%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.03%[3]	1.03%	1.03%[4]	1.09%[4]	1.10%[4]	1.04%[4]
Net investment income (loss)	0.94%[3]	0.88%	1.12%	0.93%	1.11%	1.33%
Supplemental data:
Net assets, end of period (000's)	$27,861	$28,811	$30,448	$31,480	$38,368	$45,624
Portfolio turnover	67%	136%	54%	221%	199%	38%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.51	$9.96	$9.69	$10.00	$10.75	$9.91
Net investment income (loss)[1]	0.06	0.10	0.12	0.11	0.13	0.16
Net realized and unrealized gain (loss)	0.24	0.63	0.32	(0.26)	(0.62)	0.99
Net increase (decrease) from operations	0.30	0.73	0.44	(0.15)	(0.49)	1.15
Dividends from net investment income	(0.08)	(0.18)	(0.17)	—	(0.18)	(0.31)
Distributions from net realized gains	(0.20)	—	—	—	—	—
Return of capital	—	—	—	(0.16)	(0.08)	—
Total dividends and return of capital	(0.28)	(0.18)	(0.17)	(0.16)	(0.26)	(0.31)
Net asset value, end of period	$10.53	$10.51	$9.96	$9.69	$10.00	$10.75
Total investment return[2]	2.87%	7.47%	4.66%	(1.51)%	(4.45)%	11.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.05%	1.10%[4]	1.15%[4]	1.13%[4]	1.07%[4]
Expenses after fee waivers and/or expense reimbursements	0.87%[3]	0.87%	0.87%[4]	0.94%[4]	0.94%[4]	0.84%[4]
Net investment income (loss)	1.10%[3]	1.04%	1.28%	1.08%	1.28%	1.54%
Supplemental data:
Net assets, end of period (000's)	$1,886	$1,943	$2,182	$2,324	$2,592	$4,040
Portfolio turnover	67%	136%	54%	221%	199%	38%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.56	$10.00	$9.72	$10.03	$10.79	$9.94
Net investment income (loss)[1]	0.06	0.11	0.13	0.11	0.13	0.15
Net realized and unrealized gain (loss)	0.24	0.63	0.32	(0.26)	(0.63)	1.01
Net increase (decrease) from operations	0.30	0.74	0.45	(0.15)	(0.50)	1.16
Dividends from net investment income	(0.08)	(0.18)	(0.17)	—	(0.18)	(0.31)
Distributions from net realized gains	(0.20)	—	—	—	—	—
Return of capital	—	—	—	(0.16)	(0.08)	—
Total dividends and return of capital	(0.28)	(0.18)	(0.17)	(0.16)	(0.26)	(0.31)
Net asset value, end of period	$10.58	$10.56	$10.00	$9.72	$10.03	$10.79
Total investment return[2]	2.86%	7.54%	4.75%	(1.50)%	(4.51)%	11.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[3]	1.08%	1.09%[4]	1.09%[4]	1.11%[4]	1.08%[4]
Expenses after fee waivers and/or expense reimbursements	0.84%[3]	0.84%	0.84%[4]	0.90%[4]	0.92%[4]	0.85%[4]
Net investment income (loss)	1.13%[3]	1.07%	1.31%	1.12%	1.29%	1.52%
Supplemental data:
Net assets, end of period (000's)	$297,610	$300,695	$328,278	$369,353	$403,015	$512,631
Portfolio turnover	67%	136%	54%	221%	199%	38%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.28	$9.72	$9.81	$10.07	$9.59	$9.70
Net investment income (loss)[1]	0.25	0.50	0.53	0.53	0.54	0.54
Net realized and unrealized gain (loss)	0.60	(0.40)	(0.09)	(0.26)	0.48	(0.11)
Net increase (decrease) from operations	0.85	0.10	0.44	0.27	1.02	0.43
Dividends from net investment income	(0.25)	(0.54)	(0.53)	(0.53)	(0.54)	(0.47)
Return of capital	—	—	—	—	—	(0.07)
Total dividends, distributions and return of capital	(0.25)	(0.54)	(0.53)	(0.53)	(0.54)	(0.54)
Net asset value, end of period	$9.88	$9.28	$9.72	$9.81	$10.07	$9.59
Total investment return[2]	9.51%	1.25%	4.66%	2.76%	10.93%	4.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.24%[3]	1.24%	1.23%[4]	1.22%	1.25%	1.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3]	1.06%	1.06%[4]	1.06%	1.07%	1.08%
Net investment income (loss)	5.21%[3]	5.39%	5.52%	5.29%	5.43%	5.84%
Supplemental data:
Net assets, end of period (000's)	$7,561	$7,507	$5,813	$3,748	$4,251	$3,764
Portfolio turnover	34%	82%	62%	63%	91%	103%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.32	$9.76	$9.86	$10.10	$9.62	$9.73
Net investment income (loss)[1]	0.26	0.52	0.55	0.56	0.56	0.56
Net realized and unrealized gain (loss)	0.61	(0.40)	(0.10)	(0.25)	0.48	(0.10)
Net increase (decrease) from operations	0.87	0.12	0.45	0.31	1.04	0.46
Dividends from net investment income	(0.26)	(0.56)	(0.55)	(0.55)	(0.56)	(0.49)
Return of capital	—	—	—	—	—	(0.08)
Total dividends, distributions and return of capital	(0.26)	(0.56)	(0.55)	(0.55)	(0.56)	(0.57)
Net asset value, end of period	$9.93	$9.32	$9.76	$9.86	$10.10	$9.62
Total investment return[2]	9.60%	1.49%	4.79%	3.06%	11.21%	5.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.95%[3]	0.93%	0.92%[4]	0.85%	1.05%	1.03%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.88%[3]	0.88%	0.88%[4]	0.79%	0.88%	0.86%
Net investment income (loss)	5.38%[3]	5.58%	5.69%	5.57%	5.66%	6.09%
Supplemental data:
Net assets, end of period (000's)	$622	$568	$560	$534	$518	$874
Portfolio turnover	34%	82%	62%	63%	91%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.28	$9.73	$9.83	$10.09	$9.61	$9.72
Net investment income (loss)[1]	0.26	0.52	0.55	0.54	0.55	0.56
Net realized and unrealized gain (loss)	0.60	(0.40)	(0.10)	(0.25)	0.49	(0.11)
Net increase (decrease) from operations	0.86	0.12	0.45	0.29	1.04	0.45
Dividends from net investment income	(0.26)	(0.57)	(0.55)	(0.55)	(0.56)	(0.49)
Return of capital	—	—	—	—	—	(0.07)
Total dividends, distributions and return of capital	(0.26)	(0.57)	(0.55)	(0.55)	(0.56)	(0.56)
Net asset value, end of period	$9.88	$9.28	$9.73	$9.83	$10.09	$9.61
Total investment return[2]	9.65%	1.40%	4.80%	2.96%	11.07%	5.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.11%[3]	1.10%	1.09%[4]	1.07%	1.10%	1.11%
Expenses after fee waivers and/or expense reimbursements/
recoupments	0.91%[3]	0.91%	0.91%[4]	0.91%	0.92%	0.94%
Net investment income (loss)	5.35%[3]	5.53%	5.66%	5.44%	5.59%	6.00%
Supplemental data:
Net assets, end of period (000's)	$269,007	$258,345	$302,015	$347,364	$376,424	$412,789
Portfolio turnover	34%	82%	62%	63%	91%	103%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.87	$21.57	$23.76	$23.70	$21.35	$23.72
Net investment income (loss)[1]	0.13	0.38	0.38	0.35	0.33	0.34
Net realized and unrealized gain (loss)	3.21	(2.83)	(0.40)	1.73	2.99	0.11
Net increase (decrease) from operations	3.34	(2.45)	(0.02)	2.08	3.32	0.45
Dividends from net investment income	(0.25)	(0.39)	(0.35)	(0.32)	(0.35)	(0.32)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(0.25)	(1.25)	(2.17)	(2.02)	(0.97)	(2.82)
Net asset value, end of period	$20.96	$17.87	$21.57	$23.76	$23.70	$21.35
Total investment return[2]	18.69%	(12.41)%	1.06%	8.83%	15.74%	2.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.44%[3]	1.47%	1.44%	1.46%	1.45%	1.48%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%[3]	1.47%	1.44%	1.46%	1.44%	1.47%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%[3]	1.13%	1.11%	1.10%	1.11%	1.13%
Net investment income (loss)	1.31%[3]	1.91%	1.77%	1.46%	1.47%	1.63%
Supplemental data:
Net assets, end of period (000's)	$90,459	$81,190	$107,796	$111,759	$117,223	$111,716
Portfolio turnover	67%	72%	81%	68%	71%	65%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.91	$21.64	$23.83	$23.77	$21.41	$23.78
Net investment income (loss)[1]	0.15	0.42	0.44	0.41	0.39	0.40
Net realized and unrealized gain (loss)	3.24	(2.84)	(0.40)	1.73	3.00	0.11
Net increase (decrease) from operations	3.39	(2.42)	0.04	2.14	3.39	0.51
Dividends from net investment income	(0.31)	(0.45)	(0.41)	(0.38)	(0.41)	(0.38)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(0.31)	(1.31)	(2.23)	(2.08)	(1.03)	(2.88)
Net asset value, end of period	$20.99	$17.91	$21.64	$23.83	$23.77	$21.41
Total investment return[2]	18.85%	(12.22)%	1.35%	9.08%	16.02%	3.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%[3]	1.55%	1.19%	1.21%	1.20%	1.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.20%[3]	1.23%	1.19%	1.21%	1.19%	1.21%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3]	0.89%	0.86%	0.85%	0.86%	0.88%
Net investment income (loss)	1.55%[3]	2.15%	2.01%	1.71%	1.73%	1.89%
Supplemental data:
Net assets, end of period (000's)	$14,960	$13,059	$16,463	$17,206	$17,451	$17,870
Portfolio turnover	67%	72%	81%	68%	71%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.81	$21.51	$23.71	$23.66	$21.31	$23.68
Net investment income (loss)[1]	0.15	0.42	0.44	0.40	0.38	0.39
Net realized and unrealized gain (loss)	3.22	(2.82)	(0.42)	1.72	2.99	0.12
Net increase (decrease) from operations	3.37	(2.40)	0.02	2.12	3.37	0.51
Dividends from net investment income	(0.30)	(0.44)	(0.40)	(0.37)	(0.40)	(0.38)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(0.30)	(1.30)	(2.22)	(2.07)	(1.02)	(2.88)
Net asset value, end of period	$20.88	$17.81	$21.51	$23.71	$23.66	$21.31
Total investment return[2]	18.91%	(12.24)%	1.28%	9.06%	16.03%	3.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%[3]	1.24%	1.21%	1.23%	1.22%	1.24%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.20%[3]	1.23%	1.21%	1.22%	1.20%	1.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3]	0.89%	0.88%	0.87%	0.88%	0.89%
Net investment income (loss)	1.55%[3]	2.16%	2.01%	1.69%	1.70%	1.87%
Supplemental data:
Net assets, end of period (000's)	$871,886	$760,606	$1,008,741	$1,184,977	$1,197,155	$1,160,287
Portfolio turnover	67%	72%	81%	68%	71%	65%

3  Annualized.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$26.11	$24.27	$27.06	$25.18	$22.37	$26.24
Net investment income (loss)[1]	(0.09)	(0.02)	(0.06)	(0.06)	0.02	(0.05)
Net realized and unrealized gain (loss)	3.91	5.61	1.74	4.55	3.54	0.10
Net increase (decrease) from operations	3.82	5.59	1.68	4.49	3.56	0.05
Dividends from net investment income	—	—	—	—	(0.03)	—
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(4.97)	(3.75)	(4.47)	(2.61)	(0.75)	(3.92)
Net asset value, end of period	$24.96	$26.11	$24.27	$27.06	$25.18	$22.37
Total investment return[2]	14.38%	26.36%	10.08%	18.72%	16.50%	0.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.14%[3,4]	1.16%[4]	1.14%[4]	1.14%[4]	1.18%[4]	1.19%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.13%[3,4]	1.13%[4]	1.13%[4]	1.14%[4]	1.17%[4]	1.18%[4]
Net investment income (loss)	(0.64)%[3]	(0.10)%	(0.27)%	(0.22)%	0.07%	(0.24)%
Supplemental data:
Net assets, end of period (000's)	$57,927	$54,124	$48,197	$47,549	$45,095	$42,862
Portfolio turnover	20%	42%	34%	41%	40%	33%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$27.83	$25.61	$28.23	$26.12	$23.19	$26.98
Net investment income (loss)[1]	(0.06)	0.04	(0.01)	0.01	0.08	0.01
Net realized and unrealized gain (loss)	4.16	5.97	1.87	4.74	3.66	0.12
Net increase (decrease) from operations	4.10	6.01	1.86	4.75	3.74	0.13
Dividends from net investment income	—	(0.04)	(0.01)	(0.03)	(0.09)	—
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(4.97)	(3.79)	(4.48)	(2.64)	(0.81)	(3.92)
Net asset value, end of period	$26.96	$27.83	$25.61	$28.23	$26.12	$23.19
Total investment return[2]	14.50%	26.71%	10.38%	19.03%	16.73%	1.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3,4]	0.88%[4]	0.88%[4]	0.88%[4]	0.92%[4]	0.92%[4]
Expenses after fee waivers and/or expense reimbursements	0.88%[3,4]	0.88%[4]	0.88%[4]	0.88%[4]	0.91%[4]	0.91%[4]
Net investment income (loss)	(0.38)%[3]	0.15%	(0.02)%	0.05%	0.33%	0.02%
Supplemental data:
Net assets, end of period (000's)	$21,384	$19,149	$16,329	$15,715	$14,238	$13,989
Portfolio turnover	20%	42%	34%	41%	40%	33%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$27.52	$25.37	$28.01	$25.94	$23.03	$26.83
Net investment income (loss)[1]	(0.06)	0.04	(0.00)[5]	0.01	0.07	0.00[5]
Net realized and unrealized gain (loss)	4.12	5.90	1.84	4.70	3.64	0.12
Net increase (decrease) from operations	4.06	5.94	1.84	4.71	3.71	0.12
Dividends from net investment income	—	(0.04)	(0.01)	(0.03)	(0.08)	—
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(4.97)	(3.79)	(4.48)	(2.64)	(0.80)	(3.92)
Net asset value, end of period	$26.61	$27.52	$25.37	$28.01	$25.94	$23.03
Total investment return[2]	14.48%	26.72%	10.34%	19.03%	16.75%	1.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3,4]	0.92%[4]	0.90%[4]	0.90%[4]	0.93%[4]	0.93%[4]
Expenses after fee waivers and/or expense reimbursements	0.88%[3,4]	0.88%[4]	0.88%[4]	0.89%[4]	0.92%[4]	0.92%[4]
Net investment income (loss)	(0.38)%[3]	0.17%	(0.01)%	0.03%	0.32%	0.01%
Supplemental data:
Net assets, end of period (000's)	$1,101,378	$1,099,813	$1,156,162	$1,327,262	$1,270,696	$1,214,069
Portfolio turnover	20%	42%	34%	41%	40%	33%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.88	$18.74	$21.05	$20.90	$18.86	$20.81
Net investment income (loss)[1]	0.06	0.08	0.10	0.07	0.13	0.07
Net realized and unrealized gain (loss)	5.46	(1.81)	(1.29)	2.49	2.75	0.08
Net increase (decrease) from operations	5.52	(1.73)	(1.19)	2.56	2.88	0.15
Dividends from net investment income	(0.10)	(0.13)	(0.13)	(0.02)	(0.28)	(0.11)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.10)	(0.13)	(1.12)	(2.41)	(0.84)	(2.10)
Net asset value, end of period	$22.30	$16.88	$18.74	$21.05	$20.90	$18.86
Total investment return[2]	32.73%	(9.32)%	(4.68)%	12.93%	15.25%	1.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.21%[3]	1.23%[4]	1.22%[4]	1.21%	1.23%[4]	1.24%
Expenses after fee waivers and/or expense reimbursements	1.21%[3]	1.23%[4]	1.22%[4]	1.21%	1.21%[4]	1.24%
Net investment income (loss)	0.64%[3]	0.47%	0.52%	0.34%	0.66%	0.41%
Supplemental data:
Net assets, end of period (000's)	$16,852	$13,279	$17,094	$18,342	$17,627	$16,670
Portfolio turnover	32%	59%	68%	60%	102%	74%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.69	$19.63	$22.00	$21.71	$19.55	$21.48
Net investment income (loss)[1]	0.08	0.14	0.16	0.15	0.30	0.12
Net realized and unrealized gain (loss)	5.72	(1.90)	(1.35)	2.58	2.70	0.09
Net increase (decrease) from operations	5.80	(1.76)	(1.19)	2.73	3.00	0.21
Dividends from net investment income	(0.13)	(0.18)	(0.19)	(0.05)	(0.28)	(0.15)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.13)	(0.18)	(1.18)	(2.44)	(0.84)	(2.14)
Net asset value, end of period	$23.36	$17.69	$19.63	$22.00	$21.71	$19.55
Total investment return[2]	32.81%	(9.08)%	(4.44)%	13.26%	15.35%	1.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.04%[3]	1.04%[4]	0.94%[4]	0.89%	1.13%[4]	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.04%[3]	1.04%[4]	0.94%[4]	0.89%	1.10%[4]	1.07%
Net investment income (loss)	0.81%[3]	0.77%	0.79%	0.70%	1.43%	0.63%
Supplemental data:
Net assets, end of period (000's)	$130	$105	$178	$232	$297	$697
Portfolio turnover	32%	59%	68%	60%	102%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.45	$19.36	$21.69	$21.47	$19.35	$21.30
Net investment income (loss)[1]	0.08	0.12	0.13	0.11	0.17	0.10
Net realized and unrealized gain (loss)	5.65	(1.86)	(1.31)	2.55	2.81	0.08
Net increase (decrease) from operations	5.73	(1.74)	(1.18)	2.66	2.98	0.18
Dividends from net investment income	(0.14)	(0.17)	(0.16)	(0.05)	(0.30)	(0.14)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.14)	(0.17)	(1.15)	(2.44)	(0.86)	(2.13)
Net asset value, end of period	$23.04	$17.45	$19.36	$21.69	$21.47	$19.35
Total investment return[2]	32.85%	(9.12)%	(4.49)%	13.07%	15.41%	1.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.06%[3]	1.09%[4]	1.07%[4]	1.07%	1.09%[4]	1.11%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.04%[3]	1.04%[4]	1.04%[4]	1.06%	1.07%[4]	1.11%
Net investment income (loss)	0.82%[3]	0.65%	0.69%	0.50%	0.82%	0.53%
Supplemental data:
Net assets, end of period (000's)	$431,081	$338,418	$421,054	$517,363	$503,464	$490,762
Portfolio turnover	32%	59%	68%	60%	102%	74%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.82	$16.82	$19.54	$16.79	$14.34	$20.45
Net investment income (loss)[1]	(0.06)	(0.10)	(0.12)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	5.27	1.65	0.45	3.88	2.54	(2.23)
Net increase (decrease) from operations	5.21	1.55	0.33	3.76	2.45	(2.33)
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of period	$19.66	$15.82	$16.82	$19.54	$16.79	$14.34
Total investment return[2]	33.38%	10.43%	4.67%	23.29%	17.09%	(11.20)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.19%[3,4]	1.23%[4]	1.21%[4]	1.20%[4]	1.23%	1.25%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.19%[3,4]	1.23%[4]	1.21%[4]	1.19%[4]	1.19%	1.21%[5]
Net investment income (loss)	(0.68)%[3]	(0.64)%	(0.67)%	(0.66)%	(0.61)%	(0.64)%
Supplemental data:
Net assets, end of period (000's)	$30,142	$23,755	$24,675	$24,749	$22,681	$21,912
Portfolio turnover	32%	89%	135%	99%	93%	98%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.87	$18.65	$21.26	$18.08	$15.44	$21.67
Net investment income (loss)[1]	(0.06)	(0.08)	(0.10)	(0.02)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	5.97	1.85	0.54	4.21	2.72	(2.36)
Net increase (decrease) from operations	5.91	1.77	0.44	4.19	2.64	(2.45)
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of period	$22.41	$17.87	$18.65	$21.26	$18.08	$15.44
Total investment return[2]	33.46%	10.60%	4.82%	23.97%	17.16%	(11.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.31%[3,4]	1.21%[4]	0.92%[4]	0.69%[4]	1.24%	1.09%[4,5]
Expenses after fee waivers and/or expense reimbursements	1.08%[3,4]	1.08%[4]	1.08%[4,5]	0.67%[4]	1.13%	1.12%[4,5]
Net investment income (loss)	(0.57)%[3]	(0.49)%	(0.54)%	(0.12)%	(0.48)%	(0.55)%
Supplemental data:
Net assets, end of period (000's)	$38	$28	$49	$47	$100	$488
Portfolio turnover	32%	89%	135%	99%	93%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.39	$18.21	$20.85	$17.82	$15.21	$21.40
Net investment income (loss)[1]	(0.05)	(0.08)	(0.10)	(0.10)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	5.80	1.81	0.51	4.14	2.69	(2.33)
Net increase (decrease) from operations	5.75	1.73	0.41	4.04	2.61	(2.41)
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of period	$21.77	$17.39	$18.21	$20.85	$17.82	$15.21
Total investment return[2]	33.47%	10.64%	4.83%	23.46%	17.16%	(11.07)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%[3,4]	1.09%[4]	1.07%[4]	1.06%[4]	1.11%	1.13%[5]
Expenses after fee waivers and/or expense reimbursements	1.05%[3,4]	1.08%[4]	1.07%[4]	1.05%[4]	1.07%	1.09%[5]
Net investment income (loss)	(0.52)%[3]	(0.49)%	(0.52)%	(0.52)%	(0.49)%	(0.52)%
Supplemental data:
Net assets, end of period (000's)	$464,879	$383,461	$433,053	$518,869	$469,557	$444,300
Portfolio turnover	32%	89%	135%	99%	93%	98%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.64	$15.00	$17.03	$16.23	$14.19	$15.04
Net investment income (loss)[1]	0.03	0.21	0.24	0.23	0.26	0.22
Net realized and unrealized gain (loss)	2.66	(0.18)	(1.13)	0.88	2.06	(0.87)
Net increase (decrease) from operations	2.69	0.03	(0.89)	1.11	2.32	(0.65)
Dividends from net investment income	(0.19)	(0.36)	(0.26)	(0.31)	(0.28)	(0.20)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.19)	(0.39)	(1.14)	(0.31)	(0.28)	(0.20)
Net asset value, end of period	$17.14	$14.64	$15.00	$17.03	$16.23	$14.19
Total investment return[2]	18.36%	0.00%	(4.56)%	6.88%	16.71%	(4.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[3]	1.78%	1.88%	1.86%[4]	1.79%[4]	1.86%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.55%[3]	1.78%	1.88%	1.85%[4]	1.76%[4]	1.82%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%[3]	1.34%	1.34%	1.31%	1.37%	1.38%
Net investment income (loss)	0.40%[3]	1.42%	1.60%	1.37%	1.77%	1.61%
Supplemental data:
Net assets, end of period (000's)	$26,583	$23,422	$27,264	$31,165	$31,113	$29,788
Portfolio turnover	26%	32%	46%	78%	81%	80%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.58	$14.93	$16.98	$16.17	$14.14	$15.00
Net investment income (loss)[1]	0.05	0.25	0.29	0.28	0.30	0.26
Net realized and unrealized gain (loss)	2.66	(0.17)	(1.15)	0.89	2.05	(0.88)
Net increase (decrease) from operations	2.71	0.08	(0.86)	1.17	2.35	(0.62)
Dividends from net investment income	(0.24)	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.24)	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)
Net asset value, end of period	$17.05	$14.58	$14.93	$16.98	$16.17	$14.14
Total investment return[2]	18.56%	0.29%	(4.32)%	7.24%	17.04%	(4.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.34%[3]	1.47%	1.62%	1.59%[4]	1.51%[4]	1.56%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.30%[3]	1.47%	1.62%	1.58%[4]	1.48%[4]	1.53%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%[3]	1.03%	1.07%	1.04%	1.09%	1.09%
Net investment income (loss)	0.64%[3]	1.71%	1.90%	1.63%	2.04%	1.86%
Supplemental data:
Net assets, end of period (000's)	$12,409	$11,053	$11,977	$13,966	$14,726	$15,900
Portfolio turnover	26%	32%	46%	78%	81%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.54	$14.90	$16.93	$16.13	$14.11	$14.97
Net investment income (loss)[1]	0.05	0.24	0.29	0.28	0.31	0.26
Net realized and unrealized gain (loss)	2.64	(0.17)	(1.13)	0.88	2.03	(0.88)
Net increase (decrease) from operations	2.69	0.07	(0.84)	1.16	2.34	(0.62)
Dividends from net investment income	(0.23)	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.23)	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)
Net asset value, end of period	$17.00	$14.54	$14.90	$16.93	$16.13	$14.11
Total investment return[2]	18.50%	0.30%	(4.27)%	7.14%	17.08%	(4.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.34%[3]	1.49%	1.60%	1.59%[4]	1.51%[4]	1.58%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.30%[3]	1.49%	1.60%	1.58%[4]	1.48%[4]	1.54%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%[3]	1.05%	1.05%	1.03%	1.09%	1.10%
Net investment income (loss)	0.65%[3]	1.70%	1.89%	1.66%	2.10%	1.90%
Supplemental data:
Net assets, end of period (000's)	$921,181	$815,785	$948,956	$1,138,165	$1,104,550	$924,833
Portfolio turnover	26%	32%	46%	78%	81%	80%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.79	$12.99	$13.61	$13.59	$11.41	$11.81
Net investment income (loss)[1]	(0.03)	0.12	0.16	0.13	0.13	0.09
Net realized and unrealized gain (loss)	3.27	0.80	(0.58)	0.03	2.14	(0.46)
Net increase (decrease) from operations	3.24	0.92	(0.42)	0.16	2.27	(0.37)
Dividends from net investment income	(0.15)	(0.12)	(0.20)	(0.14)	(0.09)	(0.03)
Net asset value, end of period	$16.88	$13.79	$12.99	$13.61	$13.59	$11.41
Total investment return[2]	23.53%	6.97%	(2.91)%	1.11%	19.95%	(3.08)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.66%[3,4]	1.72%[4]	1.71%[4]	1.72%[4]	1.80%[4]	1.90%[4]
Expenses after fee waivers and/or expense reimbursements	1.55%[3,4]	1.65%[4]	1.70%[4]	1.70%[4]	1.75%[4]	1.80%[4]
Net investment income (loss)	(0.40)%[3]	0.92%	1.24%	0.89%	1.06%	0.86%
Supplemental data:
Net assets, end of period (000's)	$5,247	$4,605	$4,512	$3,811	$4,076	$3,931
Portfolio turnover	63%	79%	52%	65%	65%	65%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.92	$13.11	$13.73	$13.70	$11.51	$11.97
Net investment income (loss)[1]	(0.01)	0.15	0.19	0.17	0.16	0.12
Net realized and unrealized gain (loss)	3.30	0.81	(0.59)	0.03	2.15	(0.47)
Net increase (decrease) from operations	3.29	0.96	(0.40)	0.20	2.31	(0.35)
Dividends from net investment income	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)
Net asset value, end of period	$17.03	$13.92	$13.11	$13.73	$13.70	$11.51
Total investment return[2]	23.70%	7.29%	(2.74)%	1.41%	20.21%	(2.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[3,4]	1.40%[4]	1.47%[4]	1.45%[4]	1.54%[4]	1.63%[4]
Expenses after fee waivers and/or expense reimbursements	1.30%[3,4]	1.40%[4]	1.45%[4]	1.45%[4]	1.50%[4]	1.54%[4]
Net investment income (loss)	(0.14)%[3]	1.16%	1.45%	1.15%	1.30%	1.14%
Supplemental data:
Net assets, end of period (000's)	$6,679	$6,067	$6,424	$7,419	$7,795	$7,923
Portfolio turnover	63%	79%	52%	65%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.85	$13.04	$13.65	$13.63	$11.45	$11.91
Net investment income (loss)[1]	(0.01)	0.15	0.19	0.16	0.16	0.12
Net realized and unrealized gain (loss)	3.28	0.81	(0.58)	0.03	2.14	(0.47)
Net increase (decrease) from operations	3.27	0.96	(0.39)	0.19	2.30	(0.35)
Dividends from net investment income	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)
Net asset value, end of period	$16.94	$13.85	$13.04	$13.65	$13.63	$11.45
Total investment return[2]	23.68%	7.24%	(2.70)%	1.42%	20.18%	(2.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%[3,4]	1.51%[4]	1.49%[4]	1.50%[4]	1.59%[4]	1.69%[4]
Expenses after fee waivers and/or expense reimbursements	1.30%[3,4]	1.40%[4]	1.45%[4]	1.45%[4]	1.50%[4]	1.60%[4]
Net investment income (loss)	(0.15)%[3]	1.14%	1.45%	1.14%	1.33%	1.10%
Supplemental data:
Net assets, end of period (000's)	$400,351	$345,431	$376,722	$437,363	$454,178	$394,346
Portfolio turnover	63%	79%	52%	65%	65%	65%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$6.13	$7.74	$7.65	$7.69	$8.03	$7.51
Net investment income (loss)[1]	0.05	0.12	0.14	0.21	0.17	0.13
Net realized and unrealized gain (loss)	0.65	(1.37)	0.18	0.06	(0.21)	0.58
Net increase (decrease) from operations	0.70	(1.25)	0.32	0.27	(0.04)	0.71
Dividends from net investment income	(0.17)	(0.36)	(0.23)	(0.27)	(0.30)	(0.19)
Distributions from net realized gains	—	—	—	(0.04)	—	—
Total dividends and distributions	(0.17)	(0.36)	(0.23)	(0.31)	(0.30)	(0.19)
Net asset value, end of period	$6.66	$6.13	$7.74	$7.65	$7.69	$8.03
Total investment return[2]	11.31%	(17.00)%	4.53%	3.50%	(0.15)%	9.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.66%[3,4]	1.59%[4]	1.56%[4]	1.50%[4]	1.54%[4]	1.65%
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%[4]	1.45%[4]	1.45%[4]	1.46%[4]	1.45%
Net investment income (loss)	1.49%[3]	1.69%	1.81%	2.82%	2.28%	1.79%
Supplemental data:
Net assets, end of period (000's)	$318	$307	$491	$370	$458	$373
Portfolio turnover	51%	111%	68%	73%	98%	75%

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.89	$7.46	$7.37	$7.42	$7.76	$7.28
Net investment income (loss)[1]	0.05	0.13	0.16	0.22	0.19	0.14
Net realized and unrealized gain (loss)	0.63	(1.31)	0.18	0.07	(0.21)	0.56
Net increase (decrease) from operations	0.68	(1.18)	0.34	0.29	(0.02)	0.70
Dividends from net investment income	(0.18)	(0.39)	(0.25)	(0.30)	(0.32)	(0.22)
Distributions from net realized gains	—	—	—	(0.04)	—	—
Total dividends and distributions	(0.18)	(0.39)	(0.25)	(0.34)	(0.32)	(0.22)
Net asset value, end of period	$6.39	$5.89	$7.46	$7.37	$7.42	$7.76
Total investment return[2]	11.55%	(16.85)%	4.92%	3.68%	0.19%	10.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.71%[3,4]	1.59%[4]	1.57%[4]	1.53%[4]	1.58%[4]	1.59%
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.20%[4]	1.20%[4]	1.20%[4]	1.21%[4]	1.20%
Net investment income (loss)	1.75%[3]	1.97%	2.20%	3.08%	2.58%	2.07%
Supplemental data:
Net assets, end of period (000's)	$93,294	$87,866	$121,187	$137,069	$140,262	$151,565
Portfolio turnover	51%	111%	68%	73%	98%	75%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

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PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.05	$10.60	$10.85	$10.71	$10.49	$11.10
Net investment income (loss)[1]	(0.08)	(0.06)	0.01	(0.02)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.57	0.51	0.03	0.16	0.29	(0.32)
Net increase (decrease) from operations	0.49	0.45	0.04	0.14	0.22	(0.38)
Dividends from net investment income	(0.14)	—	—	—	—	(0.23)
Distributions from net realized gains	(0.40)	—	(0.29)	—	—	—
Total dividends and distributions	(0.54)	—	(0.29)	—	—	(0.23)
Net asset value, end of period	$11.00	$11.05	$10.60	$10.85	$10.71	$10.49
Total investment return[2]	4.46%	4.25%	0.52%	1.21%	2.19%	(3.47)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.80%[3]	2.80%	2.65%	2.36%	2.26%	2.02%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.70%[3]	2.62%	2.58%	2.27%	2.17%	1.95%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%[3]	1.88%	1.85%	1.76%	1.75%	1.79%
Net investment income (loss)	(1.45)%[3]	(0.57)%	0.10%	(0.16)%	(0.71)%	(0.53)%
Supplemental data:
Net assets, end of period (000's)	$6,089	$6,460	$8,394	$7,208	$8,702	$9,800
Portfolio turnover	385%	491%	447%	346%	292%	221%

Class Y

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.06	$10.60	$10.82	$10.65	$10.42	$11.12
Net investment income (loss)[1]	(0.07)	(0.04)	0.04	0.01	(0.06)	(0.02)
Net realized and unrealized gain (loss)	0.57	0.52	0.03	0.16	0.29	(0.31)
Net increase (decrease) from operations	0.50	0.48	0.07	0.17	0.23	(0.33)
Dividends from net investment income	(0.17)	(0.02)	—	—	—	(0.37)
Distributions from net realized gains	(0.40)	—	(0.29)	—	—	—
Total dividends and distributions	(0.57)	(0.02)	(0.29)	—	—	(0.37)
Net asset value, end of period	$10.99	$11.06	$10.60	$10.82	$10.65	$10.42
Total investment return[2]	4.55%	4.56%	0.80%	1.41%	2.40%	(2.99)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.55%[3]	2.56%	2.38%	2.11%	2.06%	1.69%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.46%[3]	2.38%	2.31%	2.02%	1.96%	1.62%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[3]	1.63%	1.59%	1.51%	1.57%	1.48%
Net investment income (loss)	(1.19)%[3]	(0.38)%	0.36%	0.09%	(0.54)%	(0.17)%
Supplemental data:
Net assets, end of period (000's)	$425	$402	$386	$544	$646	$1,926
Portfolio turnover	385%	491%	447%	346%	292%	221%

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Six months ended January 31, 2021	Years ended July 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.01	$10.55	$10.78	$10.61	$10.38	$11.09
Net investment income (loss)[1]	(0.07)	(0.04)	0.03	0.01	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.58	0.52	0.03	0.16	0.28	(0.31)
Net increase (decrease) from operations	0.51	0.48	0.06	0.17	0.23	(0.34)
Dividends from net investment income	(0.17)	(0.02)	—	—	—	(0.37)
Distributions from net realized gains	(0.40)	—	(0.29)	—	—	—
Total dividends and distributions	(0.57)	(0.02)	(0.29)	—	—	(0.37)
Net asset value, end of period	$10.95	$11.01	$10.55	$10.78	$10.61	$10.38
Total investment return[2]	4.56%	4.46%	0.90%	1.32%	2.41%	(3.13)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.55%[3]	2.56%	2.42%	2.13%	2.04%	1.77%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.46%[3]	2.38%	2.35%	2.04%	1.94%	1.69%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[3]	1.63%	1.62%	1.53%	1.52%	1.53%
Net investment income (loss)	(1.20)%[3]	(0.35)%	0.33%	0.08%	(0.48)%	(0.30)%
Supplemental data:
Net assets, end of period (000's)	$442,532	$450,402	$520,531	$615,778	$650,347	$712,676
Portfolio turnover	385%	491%	447%	346%	292%	221%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, and Class P shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which, effective January 25, 2018, only offers Class A and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per

PACE Select Advisors Trust

Notes to financial statements (unaudited)

share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

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Notes to financial statements (unaudited)

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios' to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Portfolios' investments. The extent of the impact to the financial performance of the Portfolio will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when

PACE Select Advisors Trust

Notes to financial statements (unaudited)

the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", PACE Government Money Market Investments values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its Portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

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Notes to financial statements (unaudited)

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio . However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—Certain Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain Portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolios upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as

PACE Select Advisors Trust

Notes to financial statements (unaudited)

commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolios to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Portfolios at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended January 31, 2021, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of January 31, 2021, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$31,012,482	$—	$—	$31,012,482

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$—	$—	$1,633,600	$1,633,600

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio , normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S.

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Notes to financial statements (unaudited)

government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio .

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio .

Treasury inflation protected securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended January 31, 2021, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The table below represents the remaining contractual maturity as of January 31, 2021, of the treasury roll transactions accounted for as secured borrowings.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$12,743,112	$—	$—	$12,743,112

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the six months ended January 31, 2021, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Unfunded loan commitments—A Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of assets and liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Portfolio's NAV as if the Portfolio had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

Under the terms of the contract, the Portfolio has the option to assign (sell) all or portion of the unfunded loan commitment. Upon the completion of such assignment, the Portfolio is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Portfolio sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of assets and liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Portfolio's unfunded loan commitments liability.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolios pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolio trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolio will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolio will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At January 31, 2021, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, and PACE Alternative Strategies Investments had maximum payout amounts of approximately $6,222,190,000, $21,406,475, $719,286,000 and $28,050,054 respectively, relating to written put option contracts.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio , depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the Portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price

PACE Select Advisors Trust

Notes to financial statements (unaudited)

variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's of investments is representative of the volume of derivatives outstanding during the period ended January 31, 2021.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2021 is reflected in the Statement of assets and liabilities.

At January 31, 2021, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$138,293	$—	$—	$—	$138,293
Futures contracts	229,403	—	—	—	229,403
Swap agreements	445,170	—	—	—	445,170
Total value	$812,866	$—	$—	$—	$812,866
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$1,388,107	$37,288	$—	$—	$1,425,395
Futures contracts	350,135	—	—	—	350,135
Swap agreements	2,947,433	—	8,607	—	2,956,040
Forward foreign currency contracts	—	221,724	—	—	221,724
Total value	$4,685,675	$259,012	$8,607	$—	$4,953,294
PACE Strategic Fixed Income Investments
Futures contracts	$682,522	$8,279	$—	$—	$690,801
Swap agreements	577,470	—	719,770	34,101	1,331,341
Forward foreign currency contracts	—	350,805	—	—	350,805
Total value	$1,259,992	$359,084	$719,770	$34,101	$2,372,947
PACE Global Fixed Income Investments
Futures contracts	$759,920	$—	$—	$—	$759,920
Forward foreign currency contracts	—	449,737	—	—	449,737
Total value	$759,920	$449,737	$—	$—	$1,209,657
PACE High Yield Investments
Forward foreign currency contracts	$—	$614,511	$—	$—	$614,511
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$1,448,561	$1,448,561
Futures contracts	—	—	—	804,064	804,064
Swap agreements	412,841	—	615,960	4,095,208	5,124,009
Forward foreign currency contracts	—	3,471,005	—	—	3,471,005
Total value	$412,841	$3,471,005	$615,960	$6,347,833	$10,847,639

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using

PACE Select Advisors Trust

Notes to financial statements (unaudited)

unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(77,918)	$—	$—	$—	$(77,918)
Swap agreements	(81,614)	—	—	—	(81,614)
Total	$(159,532)	$—	$—	$—	$(159,532)
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(1,608,851)	$(88,975)	$—	$—	$(1,697,826)
Futures contracts	(9,578)	—	—	—	(9,578)
Swap agreements	(1,768,669)	—	—	—	(1,768,669)
Forward foreign currency contracts	—	(11,099)	—	—	(11,099)
Total	$(3,387,098)	$(100,074)	$—	$—	$(3,487,172)
PACE Strategic Fixed Income Investments
Options and swaptions written	$(2,010)	$—	$—	$—	$(2,010)
Futures contracts	(591,156)	(213)	—	—	(591,369)
Swap agreements	(3,125,274)	—	(138,216)	—	(3,263,490)
Forward foreign currency contracts	—	(464,178)	—	—	(464,178)
Total	$(3,718,440)	$(464,391)	$(138,216)	$—	$(4,321,047)
PACE Global Fixed Income Investments
Futures contracts	$(72,915)	$—	$—	$—	$(72,915)
Forward foreign currency contracts	—	(569,962)	—	—	(569,962)
Total	$(72,915)	$(569,962)	$—	$—	$(642,877)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(50,562)	$—	$—	$(50,562)
PACE Alternative Strategies Investments
Options and swaptions written	$—	$—	$—	$(1,662,814)	$(1,662,814)
Futures contracts	(363,956)	—	—	(883,391)	(1,247,347)
Swap agreements	(2,408)	—	—	(5,479,730)	(5,482,138)
Forward foreign currency contracts	—	(3,976,320)	—	—	(3,976,320)
Total	$(366,364)	$(3,976,320)	$—	$(8,025,935)	$(12,368,619)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2021, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions Purchased	$(178,128)	$—	$—	$—	$(178,128)
Options and swaptions written	649,973	—	—	—	649,973
Futures contracts	173,532	—	—	—	173,532
Swap agreements	633,081	—	—	—	633,081
Total net realized gains (loss)	$1,278,458	$—	$—	$—	$1,278,458
PACE Intermediate Fixed Income Investments
Options and swaptions Purchased	$(100,908)	$(1)	$—	$—	$(100,909)
Options and swaptions written	795,016	—	—	—	795,016
Futures contracts	249,587	—	—	—	249,587
Swap agreements	(1,100,962)	—	13,777	—	(1,087,185)
Forward foreign currency contracts	—	(1,909,769)	—	—	(1,909,769)
Total net realized gains (loss)	$(157,267)	$(1,909,770)	$13,777	$—	$(2,053,260)
PACE Strategic Fixed Income Investments
Options and swaptions written	$174,141	$16,264	$—	$—	$190,405
Futures contracts	258,393	18,881	—	—	277,274
Swap agreements	954,642	—	27,635	53,570	1,035,847
Forward foreign currency contracts	—	(3,208,171)	—	—	(3,208,171)
Total net realized gains (loss)	$1,387,176	$(3,173,026)	$27,635	$53,570	$(1,704,645)
PACE Global Fixed Income Investments
Futures contracts	$(298,191)	$—	$—	$—	$(298,191)
Forward foreign currency contracts	—	4,336,186	—	—	4,336,186
Total net realized gains (loss)	$(298,191)	$4,336,186	$—	$—	$4,037,995
PACE High Yield Investments
Forward foreign currency contracts	$—	$(5,646,986)	$—	$—	$(5,646,986)
PACE International Equity Investments
Forward foreign currency contracts	$—	$(11,074)	$—	$—	$(11,074)
PACE Alternative Strategies Investments
Options and swaptions Purchased	$4,147,438	$—	$—	$4,097,644	$8,245,082
Options and swaptions written	(2,670,330)	—	—	(3,012,610)	(5,682,940)
Futures contracts	28,697	—	—	(3,909,759)	(3,881,062)
Swap agreements	(7,900,427)	—	989,608	(2,907,311)	(9,818,130)
Forward foreign currency contracts	—	1,590,548	—	—	1,590,548
Total net realized gains (loss)	$(6,394,622)	$1,590,548	$989,608	$(5,732,036)	$(9,546,502)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2021, net change in unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$151,434	$—	$—	$—	$151,434
Options and swaptions written	(154,909)	—	—	—	(154,909)
Futures contracts	483,808	—	—	—	483,808
Swap agreements	450,761	—	—	—	450,761
Net change in appreciation (depreciation)	$931,094	$—	$—	$—	$931,094
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$(666,362)	$(30,491)	$—	$—	$(696,853)
Options and swaptions written	568,766	12,286	—	—	581,052
Futures contracts	595,043	—	—	—	595,043
Swap agreements	897,363	—	(622)	—	896,741
Foreign forward currency contracts	—	1,385,743	—	—	1,385,743
Net change in appreciation (depreciation)	$1,394,810	$1,367,538	$(622)	$—	$2,761,726
PACE Strategic Fixed Income Investments
Options and swaptions written	$(70,057)	$(865)	$—	$—	$(70,922)
Futures contracts	(348,938)	(778)	—	—	(349,716)
Swap agreements	(2,117)	—	275,264	34,101	307,248
Foreign forward currency contracts	—	1,640,228	—	—	1,640,228
Net change in appreciation (depreciation)	$(421,112)	$1,638,585	$275,264	$34,101	$1,526,838
PACE Global Fixed Income Investments
Futures contracts	$888,735	$—	$—	$—	$888,735
Foreign forward currency contracts	—	(2,403,380)	—	—	(2,403,380)
Net change in appreciation (depreciation)	$888,735	$(2,403,380)	$—	$—	$(1,514,645)
PACE High Yield Investments
Foreign forward currency contracts	$—	$3,029,153	$—	$—	$3,029,153
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$341,201	$—	$—	$341,201
Options and swaptions written	—	—	—	(185,696)	(185,696)
Futures contracts	(1,426,757)	—	—	1,821	(1,424,936)
Swap agreements	695,195	—	(2,491)	3,151,637	3,844,341
Foreign forward currency contracts	—	(2,597,170)	—	—	(2,597,170)
Net change in appreciation (depreciation)	$(731,562)	$(2,255,969)	$(2,491)	$2,967,762	$(22,260)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At January 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$812,866	$(159,532)
Derivatives not subject to a MNA or similar agreements	(674,573)	81,614
Total gross amount of assets and liabilities subject to MNA or similar agreements	$138,293	$(77,918)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$1,785	$—	$—	$1,785
BOA	68,204	—	—	68,204
DB	49,305	—	—	49,305
GS	18,998	(2,944)	—	16,054
JPMCB	1	(1)	—	—
Total	$138,293	$(2,945)	$—	$135,348
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
CITI	$(7,667)	$—	$—	$(7,667)
GS	(2,944)	2,944	—	—
JPMCB	(67,307)	1	—	(67,306)
Total	$(77,918)	$2,945	$—	$(74,973)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$4,953,294	$(3,487,172)
Derivatives not subject to a MNA or similar agreements	(3,337,387)	1,867,222
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,615,907	$(1,619,950)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$2,804	$—	$—	$2,804
BOA	1,011,822	(1,011,822)	—	—
GS	149,636	(149,636)	—	—
JPMCB	314,357	(120,549)	(193,808)	—
WBC	137,288	(9,699)	—	127,589
Total	$1,615,907	$(1,291,706)	$(193,808)	$130,393
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(1,054,023)	$1,011,822	$—	$(42,201)
CITI	(47)	—	—	(47)
GS	(435,632)	149,636	228,000	(57,996)
JPMCB	(120,549)	120,549	—	—
WBC	(9,699)	9,699	—	—
Total	$(1,619,950)	$1,291,706	$228,000	$(100,244)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,372,947	$(4,321,047)
Derivatives not subject to a MNA or similar agreements	(1,988,041)	3,815,661
Total gross amount of assets and liabilities subject to MNA or similar agreements	$384,906	$(505,386)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$526	$—	$—	$526
BNP	21,481	(21,481)	—	—
BOA	37,152	—	—	37,152
CITI	223,382	(140,466)	—	82,916
DB	62,224	(48,757)	—	13,467
GSI	34,101	(34,101)	—	—
HSBC	6,040	(6,040)	—	—
Total	$384,906	$(250,845)	$—	$134,061
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BNP	$(74,205)	$21,481	$—	$(52,724)
CITI	(140,466)	140,466	—	—
DB	(48,757)	48,757	—	—
GSI	(74,024)	34,101	—	(39,923)
HSBC	(165,924)	6,040	—	(159,884)
JPMCB	(2,010)	—	—	(2,010)
Total	$(505,386)	$250,845	$—	$(254,541)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$1,209,657	$(642,877)
Derivatives not subject to a MNA or similar agreements	(759,920)	72,915
Total gross amount of assets and liabilities subject to MNA or similar agreements	$449,737	$(569,962)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$7,213	$(3,827)	$—	$3,386
BNP	55,555	(8,611)	—	46,944
BOA	39	—	—	39
CITI	34,572	(34,572)	—	—
GSI	62,863	(62,863)	—	—
HSBC	132,546	(10,269)	—	122,277
RBC	35,871	(842)	—	35,029
SCB	115,573	(81,825)	—	33,748
SSC	5,505	(5,505)	—	—
Total	$449,737	$(208,314)	$—	$241,423
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(3,827)	$3,827	$—	$—
BNP	(8,611)	8,611	—	—
CITI	(282,226)	34,572	—	(247,654)
GSI	(175,177)	62,863	—	(112,314)
HSBC	(10,269)	10,269	—	—
RBC	(842)	842	—	—
SCB	(81,825)	81,825	—	—
SSC	(7,185)	5,505	—	(1,680)
Total	$(569,962)	$208,314	$—	$(361,648)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$614,511	$(50,562)
Derivatives not subject to a MNA or similar agreements	(614,511)	50,562
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

At January 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$10,847,639	$(12,368,619)
Derivatives not subject to a MNA or similar agreements	(1,832,865)	2,912,569
Total gross amount of assets and liabilities subject to MNA or similar agreements	$9,014,774	$(9,456,050)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$1,224,768	$(1,224,768)	$—	$—
BNP	31,167	(14,890)	—	16,277
BOA	261,934	(261,934)	—	—
CITI	100,261	(100,261)	—	—
GS	256,940	(181,235)	—	75,705
JPMCB	3,348,044	(1,845,182)	(100,918)	1,401,944
MSCI	3,632,018	(3,632,018)	—	—
SG	159,642	(47,300)	—	112,342
Total	$9,014,774	$(7,307,588)	$(100,918)	$1,606,268

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(1,464,073)	$1,224,768	$239,305	$—
BNP	(14,890)	14,890	—	—
BOA	(384,278)	261,934	—	(122,344)
CITI	(101,194)	100,261	—	(933)
GS	(181,235)	181,235	—	—
GSI	(12,895)	—	—	(12,895)
JPMCB	(1,845,182)	1,845,182	—	—
MSCI	(5,405,003)	3,632,018	1,772,985	—
SG	(47,300)	47,300	—	—
Total	$(9,456,050)	$7,307,588	$2,012,290	$(136,172)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2021:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under separate Subdvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Neuberger Berman Investment Advisers LLC Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Mellon Investments Corporation
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. Pzena Investment Management, LLC Wellington Management Company LLP
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Huber Capital Management LLC Kayne Anderson Rudnick, LLC Sapience Investments, LLC
PACE Small/Medium Co Growth Equity Investments	Calamos Advisors LLC Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC
PACE International Equity Investments	Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd. Robert W. Baird & Co. Incorporated
PACE International Emerging Markets Equity Investments	ARGA Investment Management, LP Mondrian Investment Partners Ltd. RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	Brookfield Public Securities Group LLC
PACE Alternative Strategies Investments[1]	Aviva Investors Americas, LLC
DLD Asset Management LP
First Quadrant L.P.
Kettle Hill Capital Management, LLC
Magnetar Asset Management LLC
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Wells Capital Management Incorporated

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At January 31, 2021, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
UBS Government Money Market Investments Fund	$(76,074)
PACE Mortgage-Backed Securities Fixed Income Investments	119,385

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amounts due to (owed by) UBS AM
PACE Intermediate Fixed Income Investments	$43,178
PACE Strategic Fixed Income Investments	305,359
PACE Municipal Fixed Income Investments	118,652
PACE Global Fixed Income Investments	146,159
PACE High Yield Investments	144,542
PACE Large Co Value Equity Investments	639,616
PACE Large Co Growth Equity Investments	785,858
PACE Small/Medium Co Value Equity Investments	324,246
PACE Small/Medium Co Growth Equity Investments	346,227
PACE International Equity Investments	736,028
PACE International Emerging Markets Equity Investments	367,545
PACE Global Real Estate Securities Investments	28,038
PACE Alternative Strategies Investments	450,120

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is voluntarily obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended January 31, 2021, UBS AM was contractually obligated to waive $85,384 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2021 at a level not to exceed the amounts in the table below.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on UBS Government Money Market Investments Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At January 31, 2021, and for the period ended January 31, 2021, UBS AM voluntarily waived in the amount of $722,072, and which is not subject to future recoupment.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2018, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended January 31, 2021, UBS AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2024, and recoupments for the period ended January 31, 2021, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	$98,947	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	371,216	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Intermediate Fixed Income Investments	0.91%	0.66%	0.66%	$303,245	$—
PACE Strategic Fixed Income Investments	0.93	0.68	0.68	344,949	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	159,064	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	396,163	—
PACE High Yield Investments	1.06	0.88	0.91	275,342	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	—	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	142,982	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	32,355	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	36	—
PACE International Equity Investments	1.25	1.00	1.00	182,344	—
PACE International Emerging Markets Equity Investments	1.55	1.30	1.30	280,640	—
PACE Global Real Estate Securities Investments	1.45	N/A	1.20	235,609	—
PACE Alternative Strategies Investments	1.88	1.63	1.63	123,598	—

At January 31, 2021, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expenses reimbursements subject to repayment	Expires July 31, 2021	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024
UBS Government Money Market Investments Fund	$1,242,721	$409,180	$404,306	$330,288	$98,947
PACE Mortgage-Backed Fixed Income Investments—Class A	151,465	33,822	44,908	50,272	22,463
PACE Mortgage-Backed Fixed Income Investments—Class Y	250,449	103,082	72,601	52,046	22,720
PACE Mortgage-Backed Fixed Income Investments—Class P	2,390,187	674,781	712,932	676,441	326,033
PACE Intermediate Fixed Income Investments—Class A	56,737	10,428	19,588	17,655	9,066
PACE Intermediate Fixed Income Investments—Class Y	2,873	836	970	661	406
PACE Intermediate Fixed Income Investments—Class P	2,014,418	453,439	674,298	592,908	293,773
PACE Strategic Fixed Income Investments—Class A	35,132	5,764	10,171	13,052	6,145
PACE Strategic Fixed Income Investments—Class Y	9,529	2,478	2,492	3,517	1,042
PACE Strategic Fixed Income Investments—Class P	2,387,204	636,066	694,361	719,015	337,762
PACE Municipal Fixed Income Investments—Class A	144,525	39,809	42,654	41,790	20,272
PACE Municipal Fixed Income Investments—Class Y	342	109	106	105	22
PACE Municipal Fixed Income Investments—Class P	1,024,342	304,642	297,915	283,015	138,770
PACE Global Fixed Income Investments—Class A	216,739	43,394	71,630	68,194	33,521
PACE Global Fixed Income Investments—Class Y	14,902	3,952	5,211	3,639	2,100
PACE Global Fixed Income Investments—Class P	2,473,223	509,644	849,337	753,700	360,542
PACE High Yield Investments—Class A	29,179	3,597	8,934	9,785	6,863
PACE High Yield Investments—Class Y	2,322	1,613	241	272	196
PACE High Yield Investments—Class P	1,730,927	353,363	571,395	537,886	268,283
PACE Large Co Value Equity Investments—Class Y	47,683	—	—	47,683	—
PACE Large Co Value Equity Investments—Class P	41,174	—	—	41,174	—
PACE Large Co Growth Equity Investments—Class A	24,164	—	5,232	15,410	3,522
PACE Large Co Growth Equity Investments—Class Y	278	—	278	—	—
PACE Large Co Growth Equity Investments—Class P	699129	—	175,224	384,445	139,460
PACE Small/Medium Co Value Equity Investments—Class Y	4	—	—	4	—
PACE Small/Medium Co Value Equity Investments—Class P	434,277	63,558	139,279	199,085	32,355
PACE Small/Medium Co Growth Equity Investments—Class Y	158	68	—	54	36
PACE Small/Medium Co Growth Equity Investments—Class P	47,832	—	—	47,832	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expenses reimbursements subject to repayment	Expires July 31, 2021	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024
PACE International Equity Investments—Class A	$9,527	$—	$—	$—	$9,527
PACE International Equity Investments—Class Y	2,619	—	—	—	2,619
PACE International Equity Investments—Class P	170,198	—	—	—	170,198
PACE International Emerging Markets Equity Investments—Class A	6,587	788	245	2,916	2,638
PACE International Emerging Markets Equity Investments—Class Y	5,118	209	1,082	250	3,577
PACE International Emerging Markets Equity Investments—Class P	1,043,817	215,761	170,634	382,997	274,425
PACE Global Real Estate Securities Investments—Class A	1,484	198	462	493	331
PACE Global Real Estate Securities Investments—Class P	1,579,528	449,612	474,990	419,648	235,278
PACE Alternative Strategies Investments—Class A	10,463	—	—	8,710	1,753
PACE Alternative Strategies Investments—Class Y	577	—	—	463	114
PACE Alternative Strategies Investments—Class P	739,944	—	—	618,213	121,731

For the period ended January 31, 2021, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Affiliated broker	PACE Intermediate Fixed Income Investments	PACE Large Co Value Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$961	$—	$502	$828	$—
UBS Securities Asia Ltd.	—	—	—	—	329	—	—
UBS Securities India Private Ltd.	—	—	—	—	59	—	—
UBS Securities LLC	274	270	4,924	294	105	148	14,090
UBS Securities Pte Ltd., Seoul	—	—	—	—	1,072	—	—

During the period ended, January 31, 2021, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

Portfolio	Class A
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%
PACE Intermediate Fixed Income Investments	0.25
PACE Strategic Fixed Income Investments	0.25
PACE Municipal Fixed Income Investments	0.25
PACE Global Fixed Income Investments	0.25

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A
PACE High Yield Investments	0.25%
PACE Large Co Value Equity Investments	0.25
PACE Large Co Growth Equity Investments	0.25
PACE Small/Medium Co Value Equity Investments	0.25
PACE Small/Medium Co Growth Equity Investments	0.25
PACE International Equity Investments	0.25
PACE International Emerging Markets Equity Investments	0.25
PACE Global Real Estate Securities Investments	0.25
PACE Alternative Strategies Investments	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A.

At January 31, 2021, certain Portfolios owed UBS AM (US) service and distribution fees, and for the period ended January 31, 2021, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$6,464	$482
PACE Intermediate Fixed Income Investments—Class A	2,710	—
PACE Strategic Fixed Income Investments—Class A	3,802	—
PACE Municipal Fixed Income Investments—Class A	8,316	—
PACE Global Fixed Income Investments—Class A	5,925	227
PACE High Yield Investments—Class A	1,621	1,006
PACE Large Co Value Equity Investments—Class A	19,949	—
PACE Large Co Growth Equity Investments—Class A	12,633	67
PACE Small/Medium Co Value Equity Investments—Class A	3,646	1,374
PACE Small/Medium Co Growth Equity Investments—Class A	6,565	—
PACE International Equity Investments—Class A	5,838	—
PACE International Emerging Markets Equity Investments—Class A	1,152	—
PACE Global Real Estate Securities Investments—Class A	69	—
PACE Alternative Strategies Investments—Class A	1,321	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios ' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

For the period ended January 31, 2021, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS Government Money Market Investments Fund	$204,840
PACE Mortgage-Backed Securities Fixed Income Investments	134,013
PACE Intermediate Fixed Income Investments	126,232
PACE Strategic Fixed Income Investments	162,548
PACE Municipal Fixed Income Investments	25,147
PACE Global Fixed Income Investments	145,389

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Delegated services fees earned
PACE High Yield Investments	$122,503
PACE Large Co Value Equity Investments	182,580
PACE Large Co Growth Equity Investments	177,778
PACE Small/Medium Co Value Equity Investments	172,556
PACE Small/Medium Co Growth Equity Investments	172,704
PACE International Equity Investments	172,256
PACE International Emerging Markets Equity Investments	157,786
PACE Global Real Estate Securities Investments	124,474
PACE Alternative Strategies Investments	83,418

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At January 31, 2021, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$2,769,859	$2,827,978	$—	$2,827,978
PACE Strategic Fixed Income Investments	17,870,983	10,355,140	8,023,662	18,378,802	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Fixed Income Investments	1,326,433	1,360,235	—	1,360,235
PACE High Yield Investments	6,513,030	6,231,925	411,051	6,642,976	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Value Equity Investments**	3,022,716	1,601,257	1,409,497	3,010,754	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Growth Equity Investments	2,825,048	—	2,951,164	2,951,164	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	16,616,495	15,131,865	2,131,752	17,263,617	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	28,400,893	16,659,548	13,217,444	29,876,992	U.S. Treasury Notes and U.S. Treasury Bills

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE International Equity Investments**	$10,663,813	$969,531	$8,830,154	$9,799,685	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Investments	486,939	514,668	29,609	544,277	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	3,518,701	1,997,453	1,709,474	3,706,927	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at January 31, 2021 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$2,827,978	$2,827,978
PACE Strategic Fixed Income Investments	—	10,355,140	10,355,140
PACE Global Fixed Income Investments	—	1,360,235	1,360,235
PACE High Yield Investments	—	6,231,925	6,231,925
PACE Large Co Value Equity Investments	1,601,257	—	1,601,257
PACE Small/Medium Co Value Equity Investments	15,131,865	—	15,131,865
PACE Small/Medium Co Growth Equity Investments	16,659,548	—	16,659,548
PACE International Equity Investments	969,531	—	969,531
PACE International Emerging Markets Equity Investments	514,668	—	514,668
PACE Global Real Estate Securities Investments	1,997,453	—	1,997,453

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the " Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended January 31, 2021, the following Portfolios had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$1,072,093	9	$390	1.146%
PACE Large Co Growth Equity Investments	1,839,962	10	714	1.148
PACE Small/Medium Co Growth Equity Investments	3,738,139	2	334	1.156
PACE International Equity Investments	639,206	5	224	1.143
PACE International Emerging Markets Equity Investments	621,516	31	768	1.139
PACE Global Real Estate Securities Investments	545,220	2	46	1.140
PACE Alternative Strategies Investments	2,613,196	6	1,098	1.152

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios. For the period ended January 31, 2021, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$10,642
PACE Large Co Growth Equity Investments	4,511
PACE Small/Medium Co Value Equity Investments	42,170
PACE Small/Medium Co Growth Equity Investments	17,404
PACE International Equity Investments	5,936
PACE International Emerging Markets Equity Investments	4,133
PACE Global Real Estate Securities Investments	3,060
PACE Alternative Strategies Investments	15,822

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended January 31, 2021, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Large Co Value Equity Investments	$10,288
PACE Large Co Growth Equity Investments	8,076
PACE Small/Medium Co Value Equity Investments	5,686
PACE Small/Medium Co Growth Equity Investments	714

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amount
PACE International Equity Investments	$10,262
PACE International Emerging Markets Equity Investments	18,358
PACE Global Real Estate Securities Investments	5,347
PACE Alternative Strategies Investments	65,396

For the period ended January 31, 2021, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Portfolio	Amount
UBS Government Money Market Investments Fund	$1,017,876
PACE Mortgage-Backed Securities Fixed Income Investments	1,089,189,982
PACE Intermediate Fixed Income Investments	1,317,591,900
PACE Strategic Fixed Income Investments	846,594,990
PACE Municipal Fixed Income Investments	2,009,640
PACE Global Fixed Income Investments	86,312,088
PACE High Yield Investments	9,622,765
PACE Large Co Value Equity Investments	66,449,401
PACE Large Co Growth Equity Investments	71,420,099
PACE Small/Medium Co Value Equity Investments	2,779,347
PACE Small/Medium Co Growth Equity Investments	3,198,692
PACE International Equity Investments	13,919,089
PACE International Emerging Markets Equity Investments	25,607,191
PACE Global Real Estate Securities Investments	3,993,794
PACE Alternative Strategies Investments	132,056,624

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended January 31, 2021, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$2,356,395,024	$2,308,154,770
PACE Intermediate Fixed Income Investments	618,391,826	640,489,528
PACE Strategic Fixed Income Investments	759,382,939	862,154,295
PACE Municipal Fixed Income Investments	12,897,423	15,244,596
PACE Global Fixed Income Investments	210,707,483	214,121,234
PACE High Yield Investments	90,390,179	103,225,400
PACE Large Co Value Equity Investments (long transactions)	672,118,190	748,282,070
PACE Large Co Value Equity Investments (short transactions)	114,230,947	65,714,523
PACE Large Co Growth Equity Investments	232,450,311	371,611,766
PACE Small/Medium Co Value Equity Investments	121,390,170	139,955,012
PACE Small/Medium Co Growth Equity Investments	137,258,798	184,154,683
PACE International Equity Investments (long transactions)	256,675,918	299,702,176

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Purchases	Sales
PACE International Equity Investments (short transactions)	$63,681,572	$55,178,126
PACE International Emerging Markets Equity Investments	235,663,038	255,053,089
PACE Global Real Estate Securities Investments	45,432,070	48,636,127
PACE Alternative Strategies Investments (long transactions)	729,450,630	801,151,394
PACE Alternative Strategies Investments (short transactions)	477,002,945	465,317,116

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	2,247	$29,269
Shares repurchased	(102,473)	(1,335,731)
Dividends reinvested	25,991	338,205
Net increase (decrease)	(74,235)	$(968,257)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	205,719	$2,681,180	1,577,418	$20,559,908
Shares repurchased	(352,209)	(4,590,574)	(2,118,357)	(27,604,639)
Dividends reinvested	18,075	235,262	320,215	4,168,835
Net increase (decrease)	(128,415)	$(1,674,132)	(220,724)	$(2,875,896)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	11,404	$147,164
Shares repurchased	(362,002)	(4,625,222)
Dividends reinvested	58,411	744,097
Net increase (decrease)	(292,187)	$(3,733,961)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	539,281	$6,916,618	2,879,169	$36,847,679
Shares repurchased	(1,425,003)	(18,189,732)	(5,790,659)	(74,161,390)
Dividends reinvested	52,454	667,872	708,463	9,029,465
Net increase (decrease)	(833,268)	$(10,605,242)	(2,203,027)	$(28,284,246)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	306	$4,001
Shares repurchased	(43,016)	(566,336)
Dividends reinvested	23,380	303,551
Net increase (decrease)	(19,330)	$(258,784)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,364,273	$17,970,882
Shares repurchased	(1,606)	(21,121)	(1,971,361)	(25,952,881)
Dividends reinvested	630	8,182	736,152	9,563,637
Net increase (decrease)	(976)	$(12,939)	129,064	$1,581,638

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	7,291	$95,182
Shares repurchased	(110,533)	(1,401,491)
Dividends reinvested	14,590	185,173
Net increase (decrease)	(88,652)	$(1,121,136)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,936,920	$37,468,674
Shares repurchased	(6,467)	(84,368)	(6,099,325)	(77,913,436)
Dividends reinvested	566	7,184	540,498	6,861,807
Net increase (decrease)	(5,901)	$(77,184)	(2,621,907)	$(33,582,955)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,394	$49,953
Shares repurchased	(74,292)	(1,093,945)
Dividends reinvested	40,135	582,681
Net increase (decrease)	(30,763)	$(461,311)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	262	$3,831	2,116,042	$31,105,124
Shares repurchased	(2,045)	(29,800)	(3,628,713)	(53,448,894)
Dividends reinvested	3,169	45,931	1,815,684	26,349,534
Net increase (decrease)	1,386	$19,962	303,013	$4,005,764

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	95,826	$1,349,406
Shares repurchased	(151,488)	(2,145,922)
Dividends reinvested	28,666	405,615
Net increase (decrease)	(26,996)	$(390,901)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	616	$8,774	3,831,133	$54,507,635
Shares repurchased	(27,277)	(391,865)	(10,959,181)	(155,886,633)
Dividends reinvested	2,962	41,807	1,502,913	21,244,422
Net increase (decrease)	(23,699)	$(341,284)	(5,625,135)	$(80,134,576)

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	1,610	$21,458
Shares repurchased	(129,333)	(1,732,079)
Dividends reinvested	28,818	386,046
Net increase (decrease)	(98,905)	$(1,324,575)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,098,370	$14,735,302
Shares repurchased	—	—	(1,599,010)	(21,419,032)
Dividends reinvested	5	64	296,023	3,967,937
Net increase (decrease)	5	$64	(204,617)	$(2,715,793)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	21,383	$284,883
Shares repurchased	(493,753)	(6,472,045)
Dividends reinvested	51,173	673,560
Net increase (decrease)	(421,197)	$(5,513,602)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,571,629	$34,022,507
Shares repurchased	(4,866)	(65,037)	(4,825,704)	(63,346,897)
Dividends reinvested	28	371	495,230	6,517,130
Net increase (decrease)	(4,838)	$(64,666)	(1,758,845)	$(22,807,260)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Global Fixed Income Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	1,513	$16,029
Shares repurchased	(151,720)	(1,612,515)
Dividends reinvested	54,673	582,408
Net increase (decrease)	(95,534)	$(1,014,078)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	335	$3,528	962,351	$10,211,914
Shares repurchased	(10,727)	(113,034)	(1,995,397)	(21,147,750)
Dividends reinvested	4,691	49,634	689,543	7,330,042
Net increase (decrease)	(5,701)	$(59,872)	(343,503)	$(3,605,794)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	9,131	$92,524
Shares repurchased	(362,801)	(3,662,642)
Dividends reinvested	36,169	363,355
Net increase (decrease)	(317,501)	$(3,206,763)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	672	$6,739	1,766,129	$17,842,141
Shares repurchased	(38,508)	(387,033)	(6,633,320)	(66,758,578)
Dividends reinvested	3,564	35,609	517,816	5,193,980
Net increase (decrease)	(34,272)	$(344,685)	(4,349,375)	$(43,722,457)

PACE High Yield Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	144,192	$1,364,517
Shares repurchased	(197,096)	(1,845,392)
Dividends reinvested	8,708	83,069
Net increase (decrease)	(44,196)	$(397,806)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,121,752	$10,771,223
Shares repurchased	—	—	(2,432,302)	(23,288,855)
Dividends reinvested	1,687	16,180	691,455	6,597,668
Net increase (decrease)	1,687	$16,180	(619,095)	$(5,919,964)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	309,377	$2,821,945
Shares repurchased	(119,102)	(1,097,393)
Dividends reinvested	20,879	193,337
Net increase (decrease)	211,154	$1,917,889

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,875,026	$17,530,833
Shares repurchased	—	—	(6,729,553)	(61,962,922)
Dividends reinvested	3,541	32,890	1,658,106	15,367,633
Net increase (decrease)	3,541	$32,890	(3,196,421)	$(29,064,456)

PACE Large Co Value Equity Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	11,289	$234,446
Shares repurchased	(286,256)	(5,565,923)
Dividends reinvested	45,515	951,271
Net increase (decrease)	(229,452)	$(4,380,206)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,453	$110,395	2,627,459	$49,874,967
Shares repurchased	(32,158)	(623,628)	(4,122,418)	(79,815,951)
Dividends reinvested	10,375	217,050	554,468	11,538,487
Net increase (decrease)	(16,330)	$(296,183)	(940,491)	$(18,402,497)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	16,893	$313,533
Shares repurchased	(709,870)	(13,692,362)
Dividends reinvested	240,530	5,236,332
Net increase (decrease)	(452,447)	$(8,142,497)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,222	$501,660	4,545,547	$82,262,556
Shares repurchased	(101,357)	(2,065,766)	(11,229,003)	(209,618,312)
Dividends reinvested	44,229	964,187	2,490,829	53,976,259
Net increase (decrease)	(31,906)	$(599,919)	(4,192,627)	$(73,379,497)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	4,396	$119,278
Shares repurchased	(125,874)	(3,375,456)
Dividends reinvested	369,471	9,340,237
Net increase (decrease)	247,993	$6,084,059

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	680	$19,559	715,509	$20,610,365
Shares repurchased	(18,822)	(542,630)	(5,528,266)	(159,512,316)
Dividends reinvested	123,176	3,361,479	6,240,821	168,127,723
Net increase (decrease)	105,034	$2,838,408	1,428,064	$29,225,772

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	22,262	$513,654
Shares repurchased	(242,347)	(5,499,856)
Dividends reinvested	307,069	6,598,913
Net increase (decrease)	86,984	$1,612,711

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,269	$275,505	2,015,476	$47,881,527
Shares repurchased	(64,143)	(1,567,840)	(14,349,374)	(340,149,834)
Dividends reinvested	103,502	2,366,066	6,724,936	152,050,806
Net increase (decrease)	50,628	$1,073,731	(5,608,962)	$(140,217,501)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	20,602	$432,814
Shares repurchased	(54,697)	(1,017,875)
Dividends reinvested	3,109	67,193
Net increase (decrease)	(30,986)	$(517,868)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	903,418	$17,210,856
Shares repurchased	(378)	(8,217)	(1,694,657)	(33,770,320)
Dividends reinvested	31	703	107,585	2,401,286
Net increase (decrease)	(347)	$(7,514)	(683,654)	$(14,158,178)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	6,482	$107,910
Shares repurchased	(137,278)	(2,311,688)
Dividends reinvested	5,140	99,619
Net increase (decrease)	(125,656)	$(2,104,159)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,239,010	$37,344,102
Shares repurchased	(3,235)	(54,138)	(4,752,952)	(81,583,677)
Dividends reinvested	71	1,447	159,879	3,197,379
Net increase (decrease)	(3,164)	$(52,691)	(2,354,063)	$(41,042,196)

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,093	$58,026
Shares repurchased	(69,065)	(1,240,743)
Dividends reinvested	97,165	1,818,920
Net increase (decrease)	31,193	$636,203

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	410,378	$8,006,492
Shares repurchased	—	—	(2,405,324)	(46,474,636)
Dividends reinvested	102	2,172	1,291,037	26,763,194
Net increase (decrease)	102	$2,172	(703,909)	$(11,704,950)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	14,245	$208,969
Shares repurchased	(199,079)	(2,839,160)
Dividends reinvested	219,194	3,206,806
Net increase (decrease)	34,360	$576,615

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,417,765	$22,234,556
Shares repurchased	(1,472)	(25,002)	(6,498,483)	(102,204,380)
Dividends reinvested	408	6,744	3,356,487	53,905,176
Net increase (decrease)	(1,064)	$(18,258)	(1,724,231)	$(26,064,648)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Equity Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,338	$56,378
Shares repurchased	(68,128)	(1,097,321)
Dividends reinvested	15,361	264,214
Net increase (decrease)	(49,429)	$(776,729)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,196	$36,642	1,936,887	$30,695,808
Shares repurchased	(42,501)	(679,881)	(4,560,355)	(72,559,521)
Dividends reinvested	10,072	172,239	680,792	11,614,309
Net increase (decrease)	(30,233)	$(471,000)	(1,942,676)	$(30,249,404)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	12,140	$172,359
Shares repurchased	(267,074)	(3,995,522)
Dividends reinvested	36,877	578,238
Net increase (decrease)	(218,057)	$(3,244,925)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,623	$185,373	4,898,926	$69,471,525
Shares repurchased	(77,736)	(1,143,478)	(14,061,898)	(197,911,199)
Dividends reinvested	21,225	330,678	1,574,500	24,467,737
Net increase (decrease)	(43,888)	$(627,427)	(7,588,472)	$(103,971,937)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	5,335	$80,578
Shares repurchased	(31,226)	(486,473)
Dividends reinvested	2,705	44,315
Net increase (decrease)	(23,186)	$(361,580)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,909	$46,284	684,877	$10,473,319
Shares repurchased	(50,987)	(747,964)	(2,249,777)	(34,306,834)
Dividends reinvested	4,319	71,343	248,707	4,086,258
Net increase (decrease)	(43,759)	$(630,337)	(1,316,193)	$(19,747,257)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	18,428	$219,397
Shares repurchased	(34,291)	(422,097)
Dividends reinvested	2,597	36,093
Net increase (decrease)	(13,266)	$(166,607)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,134	$180,544	2,315,990	$29,116,171
Shares repurchased	(73,009)	(946,501)	(6,521,943)	(81,573,074)
Dividends reinvested	4,804	67,299	270,633	3,772,621
Net increase (decrease)	(54,071)	$(698,658)	(3,935,320)	$(48,684,282)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	587	$3,801	1,044,646	$6,407,793
Shares repurchased	(3,873)	(25,623)	(1,731,725)	(10,611,945)
Dividends reinvested	1,011	6,865	378,327	2,459,129
Net increase (decrease)	(2,275)	$(14,957)	(308,752)	$(1,745,023)

For the year ended July 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,443	$32,584	1,692,722	$10,930,068
Shares repurchased	(20,714)	(159,603)	(3,792,476)	(24,802,071)
Dividends reinvested	1,937	14,699	764,131	5,562,874
Net increase (decrease)	(13,334)	$(112,320)	(1,335,623)	$(8,309,129)

PACE Alternative Strategies Investments
For the six months ended January 31, 2021:

	Class A
	Shares	Amount
Shares sold	910	$10,147
Shares repurchased	(56,001)	(625,161)
Dividends reinvested	23,895	264,761
Net increase (decrease)	(31,196)	$(350,253)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	695	$7,849	1,319,914	$14,721,043
Shares repurchased	(348)	(3,883)	(3,698,599)	(41,235,499)
Dividends reinvested	1,878	20,773	1,899,549	20,933,034
Net increase (decrease)	2,225	$24,739	(479,136)	$(5,581,422)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	14,337	$152,671
Shares repurchased	(221,787)	(2,347,399)
Dividends reinvested	—	—
Net increase (decrease)	(207,450)	$(2,194,728)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,128	$12,037	2,995,248	$31,719,786
Shares repurchased	(1,221)	(12,761)	(11,497,815)	(120,577,672)
Dividends reinvested	75	801	81,482	862,892
Net increase (decrease)	(18)	$77	(8,421,085)	$(87,994,994)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2020 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$1,609,056	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	11,564,835	—	—
PACE Intermediate Fixed Income Investments	—	7,822,951	—	—
PACE Strategic Fixed Income Investments	—	23,735,644	—	—
PACE Municipal Fixed Income Investments	7,138,059	121,841	1,267,836	—
PACE Global Fixed Income Investments	—		6,128,274	—
PACE High Yield Investments	—	17,100,764	—	—
PACE Large Co Value Equity Investments	—	24,117,486	40,507,639	—
PACE Large Co Growth Equity Investments	—	8,917,091	161,817,814	—
PACE Small/Medium Co Value Equity Investments	—	3,564,155	—	—
PACE Small/Medium Co Growth Equity Investment	—	—	60,384,107	—
PACE International Equity Investments	—	16,821,013	1,865,082	—
PACE International Emerging Markets Equity Investments	—	4,136,007	—	—
PACE Global Real Estate Securities Investments	—	6,019,165	—	—
PACE Alternative Strategies Investments	—	930,110	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2021.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at January 31, 2021 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$278,920,259	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	476,273,551	14,117,854	(3,202,272)	10,915,582
PACE Intermediate Fixed Income Investments	354,164,889	19,089,479	(5,383,770)	13,705,709
PACE Strategic Fixed Income Investments	783,352,287	47,593,222	(10,204,247)	37,388,975
PACE Municipal Fixed Income Investments	289,330,143	25,548,763	(56,146)	25,492,617
PACE Global Fixed Income Investments	250,531,309	13,441,541	(1,738,724)	11,702,817
PACE High Yield Investments	273,653,909	17,120,213	(10,382,698)	6,737,515
PACE Large Co Value Equity Investments	887,483,958	128,820,048	(39,217,736)	89,602,312
PACE Large Co Growth Equity Investments	741,230,966	444,540,679	(3,206,363)	441,334,316
PACE Small/Medium Co Value Equity Investments	354,132,119	116,873,695	(7,169,631)	109,704,064
PACE Small/Medium Co Growth Equity Investments	355,234,301	163,624,838	(9,558,109)	154,066,729
PACE International Equity Investments	807,675,583	232,459,855	(82,689,759)	149,770,096
PACE International Emerging Markets Equity Investments	321,113,652	102,119,766	(9,935,538)	92,184,228
PACE Global Real Estate Securities Investments	92,926,850	6,586,297	(3,639,016)	2,947,281
PACE Alternative Strategies Investments	348,381,426	42,560,655	(30,285,648)	12,275,007

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At July 31, 2020, the following Portfolios incurred net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Total
UBS Government Money Market Investments Fund	$971	$—	$971
PACE Mortgage-Backed Securities Fixed Income Investments	—	20,069,530	20,069,530
PACE Global Fixed Income Investments	1,631,834	—	1,631,834
PACE High Yield Investments	1,831,643	13,364,628	15,196,271
PACE Small/Medium Co Value Equity Investments	18,467,203	—	18,467,203
PACE International Emerging Markets Equity Investments	50,113,253	—	50,113,253
PACE Global Real Estate Securities Investments	10,678,954	8,761,763	19,440,717

At July 31, 2020, the following Portfolios utilized capital loss carry forwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
PACE Global Fixed Income Investments	$6,453,750
PACE Mortgage-Backed Securities Fixed Income Investments	2,025,990
PACE Intermediate Fixed Income Investments	6,413,156
PACE Strategic Fixed Income Investments	20,079,228

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2020, the following Portfolios incurred, and elected to defer the following losses:

	Late year ordinary	Post October capital losses
Portfolio	losses	Short-term	Long-Term
PACE Strategic Fixed Income Investments	$1,077,021	$—	$—
PACE Large Co Value Equity Investments	—	29,764,703	8,124,767
PACE Small/Medium Co Growth Equity Investments	1,295,952	—	—
PACE International Equity Investments	630,147	7,133,956	34,014,272

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2021, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2021, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2020, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

Subsequent to the end of the reporting period, but prior to the issuance of this Semiannual report, UBS AM, as manager of the Portfolios, made changes to the day-to-day management of the PACE Global Real Estate Securities Investments. On March 11, 2021, Massachusetts Financial Services Company (d/b/a MFS Investment Management) began managing a portion of this Portfolio.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, filed their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORTEX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Government Money Market Investments Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

September 2020 Board Meeting

Wellington Management Company LLP ("Wellington")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 22-23, 2020, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Wellington Management Company LLP ("Wellington") (the "Sub-Advisory Agreement") with respect to PACE Large Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Boston Partners Global Investors, Inc. and River Road Asset Management, LLC as sub-advisors, increase the target allocation of the Portfolio's assets managed by Los Angeles Capital Management and Equity Research, Inc. and to reallocate the resulting difference in proposed target allocations to Wellington. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Wellington as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Wellington to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Wellington as a sub-advisor to the Portfolio, including its "due diligence" concerning Wellington and its belief that Wellington's select equity income strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's risk-adjusted returns and downside capture performance over full business cycles. The board also received materials from Wellington detailing its investment philosophy and spoke with representatives of Wellington, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Wellington in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Wellington. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in a net decrease in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Wellington. The board also noted that, as Wellington would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Wellington or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Wellington—The board was informed by management that Wellington's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Wellington would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Wellington could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

September 2020 Board Meeting

ARGA Investment Management, LP ("ARGA")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 22-23, 2020, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and ARGA Investment Management, LP ("ARGA") (the "Sub-Advisory Agreement") with respect to PACE International Emerging Markets Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate LMCG Investments, LLC as a sub-advisor, increase the target allocation of the Portfolio's assets managed by RWC Asset Advisors (US) LLC and William Blair Investment Management, LLC and to reallocate the resulting difference in proposed target allocations to ARGA. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending ARGA as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by ARGA to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of ARGA as a sub-advisor to the Portfolio, including its "due diligence" concerning ARGA and its belief that ARGA's emerging markets equity strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's risk-adjusted returns over full business cycles. The board also received materials from ARGA detailing its investment philosophy and spoke with representatives of ARGA, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to ARGA in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by ARGA. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in a net increase in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by ARGA. The board also noted that, as ARGA would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of ARGA or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to ARGA—The board was informed by management that ARGA's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that ARGA would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that ARGA could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2020 Board Meeting

Massachusetts Financial Services Company (d/b/a/ MFS Investment Management) ("MFS")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 17-18, 2020, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Massachusetts Financial Services Company (d/b/a MFS Investment Management) ("MFS") (the "Sub-Advisory Agreement") with respect to PACE Global Real Estate Securities Investments (the "Portfolio"). Management discussed with the board its longer-term plans for the Portfolio, which included its proposal to appoint MFS as the Portfolio's sub-advisor. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending MFS as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by MFS to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of MFS as a sub-advisor to the Portfolio, including its "due diligence" concerning MFS and its belief that MFS' global REIT strategy that exhibits cyclical relative value style exposures would benefit the Portfolio by, among other reasons, improving the Portfolio's risk-adjusted returns over full business cycles. The board also received materials from MFS detailing its investment philosophy and spoke with representatives of MFS, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to MFS in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by MFS. The board noted that the proposed contractual sub-advisory fee would result in a slight increase in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by MFS. The board also noted that, as MFS would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of MFS or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to MFS—The board was informed by management that MFS' relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that MFS would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that MFS could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2021. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

UBS Government Money Market Investments Fund

Semiannual Report | January 31, 2021

UBS Government Money Market Investments Fund

Performance

The seven-day current yield for the Fund as of January 31, 2021 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. (This also applies with respect to certain other advisory programs where the Portfolio's shares are available.)

Advisor's Comments

The US Federal Reserve Board (the "Fed") took a number of aggressive actions to support the economy and maintain the proper functioning of the financial markets. Looking back, the Fed lowered interest rates twice in March 2020, to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

bonds. Finally, at its meeting in September, the Fed's dot plan indicated that rates could stay anchored near zero through 2023.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 53 days. This was 56 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We substantially reduced the Portfolio's exposure to US government agency obligations and, to a modest extent, pared its allocation to repurchase agreements. Meanwhile, we substantially increased its position in US Treasury obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

We thank you for your continued support and welcome any comments or questions you may have. For any additional information on the UBS family of funds*, please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director, UBS Asset Management (Americas) Inc.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2020 to January 31, 2021.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

3

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2020	Ending account value January 31, 2021	Expenses paid during period[1] 08/01/20 to 01/31/21	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.71	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.14

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

4

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2021 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.55)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.55)
Weighted average maturity[2]	56 days
Portfolio composition[3]
U.S. government agency obligations	43.2%
U.S. Treasury obligations	42.4
Repurchase agreements	14.7
Liabilities in excess of other assets	(0.3)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund, and you should not expect that the portfolio's sponsor will provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

5

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021

(unaudited)

	Face amount	Value
U.S. government agency obligations—43.2%
Federal Farm Credit Bank
0.090%, due 08/18/21[1]	$3,000,000	$2,998,515
SOFR + 0.050%,
0.090%, due 11/21/22[2]	750,000	750,000
0.100%, due 10/08/21	2,000,000	1,999,636
SOFR + 0.060%,
0.100%, due 01/20/23[2]	500,000	500,000
0.110%, due 06/30/21[1]	4,000,000	3,998,179
0.120%, due 03/16/21[1]	1,000,000	999,857
0.120%, due 05/20/21[1]	3,000,000	2,998,920
0.150%, due 03/02/21[1]	1,750,000	1,749,789
0.150%, due 05/26/21	1,000,000	999,978
SOFR + 0.110%,
0.150%, due 05/18/21[2]	2,000,000	2,000,000
0.180%, due 07/13/21	1,000,000	1,000,000
Federal Home Loan Bank
SOFR + 0.015%,
0.055%, due 06/15/21[2]	2,000,000	2,000,000
SOFR + 0.015%,
0.055%, due 07/20/21[2]	2,000,000	2,000,000
SOFR + 0.015%,
0.055%, due 08/27/21[2]	1,500,000	1,500,000
SOFR + 0.020%,
0.060%, due 08/23/21[2]	3,000,000	3,000,000
0.071%, due 02/03/21[1]	7,000,000	6,999,972
0.075%, due 02/26/21[1]	3,000,000	2,999,844
0.080%, due 03/10/21[1]	4,000,000	3,999,671
0.080%, due 03/15/21[1]	3,000,000	2,999,720
0.087%, due 02/19/21[1]	3,000,000	2,999,869
0.088%, due 02/24/21[1]	3,000,000	2,999,831
0.089%, due 03/24/21[1]	3,500,000	3,499,559
0.090%, due 06/18/21[1]	1,000,000	999,657
SOFR + 0.050%,
0.090%, due 05/26/21[2]	2,000,000	2,000,000

6

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021

(unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
1 mo. USD LIBOR - 0.030%,
0.096%, due 02/12/21[2]	$1,500,000	$1,500,000
SOFR + 0.060%,
0.100%, due 12/15/22[2]	1,000,000	1,000,000
0.104%, due 05/14/21[1]	1,500,000	1,499,558
0.109%, due 03/24/21[1]	2,000,000	1,999,691
0.113%, due 02/26/21[1]	1,000,000	999,922
0.115%, due 07/16/21	2,000,000	1,999,944
0.120%, due 03/12/21[1]	6,000,000	5,999,220
0.120%, due 03/17/21[1]	5,000,000	4,999,267
0.125%, due 08/16/21	3,000,000	2,999,813
SOFR + 0.090%,
0.130%, due 08/19/22[2]	1,000,000	1,000,000
0.160%, due 02/16/21	1,000,000	999,998
0.160%, due 04/05/21	2,000,000	1,999,957
0.185%, due 05/26/21[1]	1,500,000	1,499,121
0.185%, due 06/24/21[1]	1,500,000	1,498,898
SOFR + 0.150%,
0.190%, due 11/15/21[2]	2,500,000	2,500,000
SOFR + 0.230%,
0.270%, due 04/13/21[2]	6,500,000	6,500,000
SOFR + 0.240%,
0.280%, due 04/07/21[2]	4,000,000	4,000,072
Federal Home Loan Mortgage Corp.
SOFR + 0.025%,
0.065%, due 02/26/21[2]	2,600,000	2,600,000
SOFR + 0.050%,
0.090%, due 03/05/21[2]	3,000,000	3,000,000
SOFR + 0.095%,
0.135%, due 08/19/22[2]	2,000,000	2,000,000
SOFR + 0.100%,
0.140%, due 07/29/22[2]	3,000,000	3,000,000
SOFR + 0.190%,
0.230%, due 05/11/22[2]	2,000,000	2,000,000

7

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021

(unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
Federal National Mortgage Association
SOFR + 0.130%,
0.170%, due 06/11/21[2]	$2,000,000	$2,000,036
SOFR + 0.180%,
0.220%, due 05/13/22[2]	2,000,000	2,000,000
SOFR + 0.200%,
0.240%, due 06/15/22[2]	2,500,000	2,500,000
Total U.S. government agency obligations (cost—$120,088,494)		120,088,494
U.S. Treasury obligations—42.4%
U.S. Cash Management Bill
0.087%, due 05/11/21[1]	2,000,000	1,999,530
0.089%, due 06/15/21[1]	2,000,000	1,999,345
0.090%, due 05/04/21[1]	2,000,000	1,999,553
0.091%, due 05/04/21[1]	3,000,000	2,999,310
0.091%, due 05/18/21[1]	3,000,000	2,999,205
0.091%, due 05/25/21[1]	3,000,000	2,999,153
0.091%, due 06/08/21[1]	2,000,000	1,999,365
0.091%, due 06/22/21[1]	2,000,000	1,999,295
0.096%, due 04/20/21[1]	2,000,000	1,999,619
0.096%, due 06/01/21[1]	3,000,000	2,999,050
0.101%, due 04/20/21[1]	3,000,000	2,999,350
0.107%, due 04/06/21[1]	2,000,000	1,999,627
0.113%, due 03/30/21[1]	3,000,000	2,999,470
U.S. Treasury Bills
0.081%, due 04/29/21[1]	2,000,000	1,999,613
0.084%, due 07/29/21[1]	2,500,000	2,499,005
0.086%, due 06/17/21[1]	3,000,000	2,999,037
0.086%, due 07/29/21[1]	2,000,000	1,999,159
0.089%, due 03/09/21[1]	2,000,000	1,999,835
0.089%, due 04/15/21[1]	3,000,000	2,999,480
0.089%, due 04/22/21[1]	3,000,000	2,999,433
0.089%, due 04/01/21[1]	3,000,000	2,999,567
0.089%, due 04/08/21[1]	2,000,000	1,999,677

8

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021

(unaudited)

	Face amount	Value
U.S. Treasury obligations—(concluded)
0.089%, due 07/08/21[1]	$2,000,000	$1,999,232
0.091%, due 04/22/21[1]	3,000,000	2,999,400
0.092%, due 03/09/21[1]	3,000,000	2,999,728
0.092%, due 03/25/21[1]	3,000,000	2,999,608
0.092%, due 04/15/21[1]	2,000,000	1,999,633
0.092%, due 07/15/21[1]	2,000,000	1,999,175
0.094%, due 07/22/21[1]	3,000,000	2,998,675
0.096%, due 05/20/21[1]	3,000,000	2,999,212
0.096%, due 03/18/21[1]	3,000,000	2,999,644
0.099%, due 02/23/21[1]	3,000,000	2,999,821
0.100%, due 02/09/21[1]	3,000,000	2,999,935
0.100%, due 05/06/21[1]	2,000,000	1,999,564
0.101%, due 05/20/21[1]	2,000,000	1,999,400
0.102%, due 02/09/21[1]	2,000,000	1,999,955
0.102%, due 02/25/21[1]	2,000,000	1,999,866
0.104%, due 05/13/21[1]	2,000,000	1,999,495
0.106%, due 03/23/21[1]	3,000,000	2,999,644
0.107%, due 03/04/21[1]	3,000,000	2,999,729
0.109%, due 04/22/21[1]	2,000,000	1,999,524
0.110%, due 05/06/21[1]	2,000,000	1,999,433
0.112%, due 05/13/21[1]	3,000,000	2,999,074
0.112%, due 02/02/21[1]	2,000,000	1,999,994
0.113%, due 02/02/21[1]	2,000,000	1,999,994
0.119%, due 03/23/21[1]	2,000,000	1,999,675
0.121%, due 02/18/21[1]	2,000,000	1,999,888
U.S. Treasury Notes
3 mo.Treasury money market yield + 0.220%,
0.300%, due 07/31/21[2]	2,000,000	1,999,571
3 mo.Treasury money market yield + 0.300%,
0.380%, due 10/31/21[2]	500,000	500,218
Total U.S. Treasury obligations (cost—$117,975,765)		117,975,765

9

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021

(unaudited)

	Face amount	Value
Repurchase agreements—14.7%
Repurchase agreement dated 01/29/21 with Fixed Income Clearing Corp., 0.040% due 02/01/21, collateralized by $261,500 U.S. Treasury Note, 0.125% due 12/15/23; (value—$261,152); proceeds: $256,001	$256,000	$256,000
Repurchase agreement dated 01/29/21 with Goldman Sachs & Co., 0.060% due 02/01/21, collateralized by $43,644,320 U.S. Treasury Bonds STRIPs, zero coupon due 08/15/27; (value—$41,412,000); proceeds: $40,600,203	40,600,000	40,600,000
Total repurchase agreements (cost—$40,856,000)		40,856,000
Total investments (cost—$278,920,259 which approximates cost for federal income tax purposes)—100.3%		278,920,259
Liabilities in excess of other assets—(0.3)%		(804,500)
Net assets—100.0%		$278,115,759

10

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2021

(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2021 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$120,088,494	$—	$120,088,494
U.S. Treasury obligations	—	117,975,765	—	117,975,765
Repurchase agreements	—	40,856,000	—	40,856,000
Total	$—	$278,920,259	$—	$278,920,259

At January 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

Portfolio acronyms

LIBOR  London Interbank Offered Rate

SOFR  Secured Overnight Financing Rate

STRIPS  Separate Trading of Registered Interest and Principal of Securities

Currency type abbreviations

USD  United States Dollar

See accompanying notes to financial statements
11

UBS Government Money Market Investments Fund

Statement of assets and liabilities—January 31, 2021 (unaudited)

Assets:
Investments, at value (cost—$238,064,259)	$238,064,259
Repurchase agreements at value (cost—$40,856,000)	40,856,000
Total investments in securities, at value (cost—$278,920,259)	278,920,259
Cash	437,540
Receivable for fund shares sold	1,121,112
Receivable for interest	17,047
Receivable from affiliate	76,074
Other assets	28,451
Total assets	280,600,483
Liabilities:
Payable for fund shares redeemed	1,900,383
Dividends payable to shareholders	1,329
Accrued expenses and other liabilities	583,012
Total liabilities	2,484,724
Net assets	278,115,759
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$278,117,322
Distributable earnings (losses)	(1,563)
Net assets	$278,115,759
Shares outstanding	278,116,132
Net asset value	$1.00

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of operations

For the six months ended January 31, 2021 (unaudited)
Investment income:
Interest	$237,936
Expenses:
Investment management and administration fees	393,434
Transfer agency and related services fees	473,173
Custody and fund accounting fees	6,577
Trustees fees	9,670
Professional services fees	67,785
Printing and shareholder report fees	32,952
Federal and state registration fees	30,693
Insurance expense	673
Other expenses	28,231
1,043,188
Fee waivers and/or expense reimbursements by investment manager and administrator	(821,019)
Net expenses	222,169
Net investment income (loss)	15,767
Net increase (decrease) in net assets resulting from operations	$15,767

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the six months ended January 31, 2021 (unaudited)	For the year ended July 31, 2020
From operations:
Net investment income (loss)	$15,767	$1,609,056
Net increase (decrease) in net assets resulting from operations	15,767	1,609,056
Total distributions—Class P	(15,767)	(1,609,056)
Net increase (decrease) in net assets from beneficial interest transactions	(37,987,607)	131,501,438
Net increase (decrease) in net assets	(37,987,607)	131,501,438
Net assets:
Beginning of period	316,103,366	184,601,928
End of period	$278,115,759	$316,103,366

See accompanying notes to financial statements
14

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15

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

Six months ended January 31, 2021
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.000[1]
Net realized gain (loss)	—
Net increase (decrease) from operations	0.000[1]
Dividends from net investment income	(0.000)[1]
Distributions from net realized gains	—
Total dividends and distributions	(0.000)[1]
Net asset value, end of period	$1.00
Total investment return[2]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.66%[3]
Expenses after fee waivers and/or expense reimbursements	0.14%[3]
Net investment income (loss)	0.01%[3]
Supplemental data:
Net assets, end of period (000's)	$278,116

1  Amount represents less than $0.0005 or ($0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported.The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements
16

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.008	0.017	0.008	0.001	0.000[1]
Net realized gain (loss)	—	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]
Net increase (decrease) from operations	0.008	0.017	0.008	0.001	0.000[1]
Dividends from net investment income	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.76%	1.72%	0.83%	0.11%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.75%	0.90%	0.89%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.49%	0.60%	0.60%	0.52%	0.26%
Net investment income (loss)	0.60%	1.71%	0.82%	0.12%	0.01%
Supplemental data:
Net assets, end of period (000's)	$316,103	$184,602	$188,794	$199,585	$182,977

17

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Government Money Market Investments Fund (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

19

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received

20

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks .

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

21

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

22

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the Portfolio's investments. The extent of the impact to the financial performance of a Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets. At January 31, 2021, UBS AM is owed $76,074 by the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2020 at a level not to exceed 0.60%. For the period ended January 31, 2021, UBS AM waived $98,947 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

23

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

At January 31, 2021, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2021	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024
$1,242,721	$409,180	$404,306	$330,288	$98,947

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At January 31, 2021, and for the period ended January 31, 2021, UBS AM voluntarily waived in the amount of $722,072, and which is not subject to future recoupment.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended January 31, 2021, the Portfolio did not purchase and sell certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's

24

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the period ended January 31, 2021, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $204,840 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2021	For the year ended July 31, 2020
Shares sold	148,799,015	616,957,497
Shares repurchased	(186,797,919)	(487,035,778)
Dividends reinvested	11,297	1,579,719
Net increase (decrease) in shares outstanding	(37,987,607)	131,501,438

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

25

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

The tax character of distributions paid to shareholders by the Portfolio during the fiscal year ended July 31, 2020 was ordinary income in the amount of $1,609,056.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2021.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2020, the Portfolio had post-enactment short-term capital loss carryforwards of $971.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of January 31, 2021, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2021, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2020, remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

27

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28

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2021. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	April 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	April 12, 2021

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	April 12, 2021